UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

All-Cap Global Resources Portfolio	New Jersey Municipal Money Market Portfolio
Asset Allocation Portfolio	North Carolina Municipal Money Market Portfolio
Aurora Portfolio	Ohio Municipal Money Market Portfolio
Capital Appreciation Portfolio	Pennsylvania Municipal Money Market Portfolio
Exchange Portfolio	Science & Technology Opportunities Portfolio
Global Opportunities Portfolio	Small Cap Core Equity Portfolio
Global Resources Portfolio	Small Cap Growth Equity Portfolio
Health Sciences Opportunities Portfolio	Small Cap Value Equity Portfolio
International Opportunities Portfolio	Small/Mid-Cap Growth Portfolio
Mid-Cap Growth Equity Portfolio	U.S. Opportunities Portfolio
Mid-Cap Value Equity Portfolio	U.S. Treasury Money Market Portfolio
Money Market Portfolio	Virginia Municipal Money Market Portfolio
Municipal Money Market Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Funds, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2008

Date of reporting period: 10/01/2007 – 09/30/2008

Item 1	–	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock FundsSM ANNUAL REPORT | SEPTEMBER 30, 2008

BlackRock Global Resources Portfolio

BlackRock All-Cap Global Resources Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	SEPTEMBER 30, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines related to the housing market turmoil, volatile energy prices, and the escalating credit crisis. The news took an extraordinarily heavy tone in September as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has taken decisive action to restore liquidity and bolster financial market stability. Key moves included slashing the target federal funds rate 275 basis points (2.75%) between October 2007 and April 2008 and providing massive cash injections and lending programs. As the credit crisis took an extreme turn for the worse, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in early October in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility and generally posted losses for the current reporting period, with small-cap stocks faring noticeably better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably, decelerated at a faster pace than domestic equities – a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) amid an ongoing flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.85% by period-end as the financial market contagion widened. Tax-exempt issues underperformed overall, as problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets led to considerable weakness in the high yield sector.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses over the six- and 12-month reporting periods:

Total Returns as of September 30, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(10.87)%	(21.98)%
Small cap U.S. equities (Russell 2000 Index)	(0.54)%	(14.48)%
International equities (MSCI Europe, Australasia, Far East Index)	(22.35)%	(30.50)%
Fixed income (Barclays Capital U.S. Aggregate Index)*	(1.50)%	3.65%
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)*	(2.59)%	(1.87)%
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index)*	(6.77)%	(10.51)%

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary	Global Resources Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the broad-market S&P 500 Index and the Lipper Natural Resources Funds Index, its sector benchmark, for the 12-month period.

What factors influenced performance?

•

For most of the annual period, commodity-related segments benefited from rising prices across the spectrum, as strong global demand persisted despite concerns of a slowdown in the U.S. economy. However, as the year drew to a close, the fear of global recession combined with forced deleveraging caused a sharp reversal in energy prices. Oil, which had risen from $100/barrel to record highs near $150/barrel in early summer, almost broke the $90 mark during September, before settling at $100 at the end of the period. Natural gas prices plummeted 45% in the final three months. Overall, we saw energy stocks perform very poorly during this period and give back all of their gains generated earlier in the year. Exploration & production companies were hit particularly hard as these companies tend to be the most levered towards commodity prices and had attracted more momentum-based investors.

•

Against this backdrop, the Portfolio’s allocation to coal was the top contributor to absolute and relative performance, as the group gained nearly 10% during the 12 month period, outperforming nearly all other energy sub-sectors. A small allocation to steel also aided relative returns.

•

In contrast, the Portfolio’s significant exposure to exploration & production names was the largest detractor from comparative performance, as shares of these companies tumbled amid falling commodity prices. Security selection proved costly as holdings in smaller producers such as Newfield Exploration Co. and Petrohawk Energy Corp. lagged the broader group. In addition, holdings in the equipment & services sub-sector hampered relative results.

Describe recent Portfolio activity.

•

Portfolio activity was fairly limited during the period. In the second quarter, we exited several offshore drilling positions and trimmed our exposure to oil services. In both instances, valuations played a larger role in the sales across the segments. Generally, proceeds were reinvested into existing exploration and production holdings as we felt that many of these stocks still had significant upside potential.

Describe Portfolio positioning at period-end.

•

Despite the last year’s unprecedented market events and recent retrenchment in commodity prices, our long-term outlook for the energy sector is relatively unchanged. Across the energy commodity spectrum, strong demand trends and significant long-term supply constraints make higher prices inevitable. We believe that, barring a prolonged worldwide recession in which worldwide GDP contracts to -1.0% to -2.0% over a several-year period, commodity prices will likely remain elevated. In nearly all instances, related equities offer extraordinary long-term value as the stocks are trading at steep discounts relative to longer-term price consideration.

•

At period-end, Portfolio positioning remains largely unchanged. We continue to emphasize coal producers and oil-related businesses (especially oil exploration & production companies), as these areas offer the greatest upside potential.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Ten Largest Holdings	Percent of Long-Term Investments
Massey Energy Co.	6%
Penn Virginia Corp.	5
Arch Coal, Inc.	5
CONSOL Energy, Inc.	5
Peabody Energy Corp.	4
Southwestern Energy Co.	4
PetroHawk Energy Corp.	4
Plains Exploration & Production Co.	4
Patterson-UTI Energy, Inc.	3
Newfield Exploration Co.	3

Industries	Percent of Long-Term Investments
Oil & Gas	72%
Metal & Mining	26
Energy & Utilities	2

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Although the holdings and industries listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

4	ANNUAL REPORT	SEPTEMBER 30, 2008

Portfolio Summary

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	Under normal market conditions, the Portfolio invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

3	This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

4	An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(19.31)%	(6.77)%	(6.77)%	27.16%	27.16%	22.90%	22.90%
Investor A	(19.23)	(6.78)	(11.67)	26.89	25.52	22.51	21.86
Investor B	(19.64)	(7.63)	(11.14)	25.93	25.77	21.80	21.80
Investor C	(19.62)	(7.57)	(8.35)	25.95	25.95	21.66	21.66
S&P 500 Index	(10.87)	(21.98)	(21.98)	5.17	5.17	3.06	3.06
Lipper Natural Resources Funds Index	(19.76)	(17.57)	(17.57)	23.47	23.47	15.20	15.20

5	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[7]
Institutional	$1,000.00	$806.90	$3.93	$1,000.00	$1,020.59	$4.41
Investor A	$1,000.00	$807.67	$5.55	$1,000.00	$1,018.78	$6.22
Investor B	$1,000.00	$803.56	$8.86	$1,000.00	$1,015.05	$9.95
Investor C	$1,000.00	$803.77	$8.73	$1,000.00	$1,015.19	$9.81

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.87% for Institutional, 1.23% for Investor A, 1.96% Investor B and 1.94% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	5

Portfolio Summary	All-Cap Global Resources Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	Portfolio results outperformed that of the broad-market S&P 500 Index and the Lipper Natural Resources Funds Index, its sector benchmark, for the 12-month period.

What factors influenced performance?

•

For most of the annual period, commodity-related segments benefited from rising prices across the spectrum, as strong global demand persisted despite concerns of a slowdown in the U.S. economy. However, as the year drew to a close, the fear of global recession combined with forced deleveraging caused a sharp reversal in energy prices. Oil, which had risen from $100/barrel to record highs near $150/barrel in early summer, almost broke the $90 mark during September, before settling at $100 at the end of the period. Natural gas prices plummeted 45% in the final three months. Overall, we saw energy stocks perform very poorly and give back all of their gains generated earlier in the year. Exploration & production companies were hit particularly hard as commodity prices came down significantly, contributing to accelerated selling within the segment by hedge fund and diversified fund managers.

•

Against this backdrop, the Portfolio’s allocation to the fertilizer and agriculture segment was the sole bright spot, as this group managed to post positive returns for the 12-month period. Even as other commodities have come under pressure, global potash prices have held up due to severe shortages for this agriculture input.

•

In contrast, the Portfolio’s significant overweight to exploration & production names detracted substantially from comparative performance, as shares of these companies tumbled amid falling commodity prices. In addition, holdings in the equipment & services and metals & mining sub-sectors hampered relative results.

Describe recent Portfolio activity.

•

Portfolio activity was fairly limited during the period. On the margin, we reduced exposure to select offshore drilling and oil services holdings, such as Diamond Offshore Drilling, Inc. and Transocean, Inc., among others. We eliminated Diamond Offshore Drilling, Inc. from the Portfolio, but pared back exposure to Transocean, Inc. following a strong rise in the share price. We increased our weighting in exploration & production names, having added positions in Denbury Resources, Inc. and Whiting Petroleum Corp.

Describe Portfolio positioning at period-end.

•

Despite the last year’s unprecedented market events and recent retrenchment in commodity prices, our long-term outlook for the energy sector is relatively unchanged. Across the energy commodity spectrum, strong demand trends and significant long-term supply constraints make higher prices inevitable. We believe that, barring a prolonged worldwide recession in which worldwide GDP contracts to -1.0% to -2.0% over a several-year period, commodity prices will likely remain elevated. In nearly all instances, related equities offer extraordinary long-term value as the stocks are trading at steep discounts relative to longer-term price consideration.

•

At period-end, Portfolio positioning remains largely unchanged. We continue to emphasize coal producers, precious metals producers and oil-related businesses, as these areas offer the greatest upside potential.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Ten Largest Holdings	Percent of Long-Term Investments
Potash Corp. of Saskatchewan, Inc.	4%
CONSOL Energy, Inc.	4
Schlumberger Ltd.	3
Goldcorp, Inc.	3
EOG Resources, Inc.	3
Massey Energy Co.	3
Transocean, Inc.	3
Helmerich & Payne, Inc.	2
Occidental Petroleum Corp.	2
Peabody Energy Corp.	2

Industries	Percent of Long-Term Investments
Oil & Gas	73%
Metal & Mining	21
Food & Agriculture	4
Energy & Utilities	2

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Although the holdings and industries listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

6	ANNUAL REPORT	SEPTEMBER 30, 2008

Portfolio Summary

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	Under normal market conditions, the Portfolio invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

3	This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

4	An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

5	Commencement of operations.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[6]
		1 Year		From Inception[7]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(22.00)%	(14.25)%	(14.25)%	15.91%	15.91%
Service	(22.13)	(14.59)	(14.59)	15.44	15.44
Investor A	(22.13)	(14.55)	(19.03)	15.44	13.74
Investor B	(22.45)	(15.23)	(18.98)	14.59	14.01
Investor C	(22.44)	(15.21)	(16.04)	14.63	14.63
S&P 500 Index	(10.87)	(21.98)	(21.98)	1.13	1.13
Lipper Natural Resources Funds Index	(19.76)	(17.57)	(17.57)	14.67	14.67

6	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

7	The Portfolio commenced operations on 2/16/05.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[9]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[9]
Institutional	$1,000.00	$779.97	$3.96	$1,000.00	$1,020.50	$4.50
Service	$1,000.00	$778.69	$5.48	$1,000.00	$1,018.76	$6.24
Investor A	$1,000.00	$778.69	$5.67	$1,000.00	$1,018.54	$6.46
Investor B	$1,000.00	$775.47	$9.05	$1,000.00	$1,014.68	$10.32
Investor C	$1,000.00	$775.59	$8.90	$1,000.00	$1,014.85	$10.15

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

9	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.89% for Institutional, 1.23% for Service, 1.28% for Investor A, 2.04% for Investor B and 2.01% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	7

About Portfolios’ Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Portfolios may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of such Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing a Portfolio’s performance, but does not represent the actual performance of this share class.

Performance for the Global Resources Portfolio for the periods prior to January 31, 2005 is based on performance of certain former State Street Research mutual funds that reorganized with the Portfolio on that date.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2009.

8	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolios and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ANNUAL REPORT	SEPTEMBER 30, 2008	9

Schedule of Investments September 30, 2008	Global Resources Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Bermuda — 0.2%
Oil & Gas — 0.2%
Energy XXI Bermuda Ltd.	553,900	$1,683,856

Canada — 16.5%
Banks — 0.0%
Quest Capital Corp.	61,000	83,683

Energy & Utilities — 0.7%
Epsilon Energy, Inc. (acquired 10/24/07, cost $1,357,489, unrestricted issue on 10/24/07 was valued at CAD 4.05 per share)(a)(b)	332,500	934,155
MGM Energy Corp.	15,084	6,945
Tanganyika Oil Co. Ltd. - SDR(c)	232,700	6,085,765

		7,026,865

Metal & Mining — 3.9%
Alexco Resource Corp.(c)	593,683	1,165,889
Aurora Energy Resources, Inc.(c)	546,000	759,295
Baja Mining Corp.(c)	3,654,800	2,403,909
Corriente Resources, Inc. - Class A	982,800	4,229,480
Crosshair Exploration & Mining Corp.(c)	352,800	79,560
Crosshair Exploration & Mining Corp. (acquired 4/01/08, cost $248,613, unrestricted issue on 4/01/08 was valued at $0.86 per share)(b)(c)	206,800	46,635
Denison Mines Corp.(c)	218,500	644,670
Eldorado Gold Corp.(c)	368,965	2,302,023
Eldorado Gold Corp., Exchange Receipts (acquired 7/14/08, cost $0, unrestricted issue on 7/14/08 was valued at $8.72 per share)(b)	3,024,300	—
Erdene Gold, Inc. (acquired 4/12/07, cost $959,233)(b)(d)	1,100,000	578,811
European Goldfields Ltd.(c)	561,400	1,561,423
Gold Reserve, Inc.(c)	123,948	136,343
Goldcorp, Inc.	4,600	144,667
Golden Star Resources Ltd.(e)	789,408	1,186,801
Linear Gold Corp.	1,000,000	986,610
MAG Silver Corp.	964,000	5,489,161
Minefinders Corp. Ltd.(c)(e)	250,000	1,887,500
Nevsun Resources Ltd.	1,054,800	1,199,256
Nevsun Resources Ltd. (acquired 1/20/05, cost $2,603,750)(b)(c)	500,000	568,475
Northern Star Mining Corp.	1,133,500	420,702
NovaGold Resources, Inc.(c)(e)	371,843	2,420,698
Polymet Mining Corp.	2,250,000	5,073,996
Q2 Gold Resources, Inc. (acquired 6/18/07, cost $0)(b)(d)	327,600	—
Romarco Minerals, Inc.	223,000	32,478
Rusoro Mining Ltd.	11,764	6,522
Selkirk Metals Corp.	2,000,000	319,474
Southwestern Resources Corp.(c)	1,066,900	340,847
Sunridge Gold Corp.(c)	3,325,559	812,446
Triex Minerals Corp.(c)	156,050	58,652
Triex Minerals Corp.	312,100	117,303
Uranium One, Inc.(c)	500,365	1,081,362
Virginia Mines, Inc.	216,350	762,333
West Timmins Mining, Inc.(c)	2,660,128	987,315
X-Cal Resources Ltd.	1,755,500	98,971

		37,903,607

Motor Vehicles — 0.3%
Westport Innovations, Inc.(c)	221,086	2,077,387
Westport Innovations, Inc. (acquired 1/20/05, cost $258,513)(b)(c)	53,057	498,539

		2,575,926

Oil & Gas — 11.6%
Accrete Energy, Inc.(c)	13,690	65,733
Alberta Clipper Energy, Inc.(c)	95,415	156,896
Bayou Bend Petroleum Ltd.(c)	2,237,500	420,484
Baytex Energy Trust	421,948	10,201,289
Bow Valley Energy Ltd.	634,600	1,806,754
Bronco Energy Ltd.(c)	656,100	4,253,784
Canadian Superior Energy, Inc.(c)	3,029,100	7,542,459
Canext Energy Ltd.(c)	207,829	162,084
Cinch Energy Corp. (acquired 7/12/05, cost $1,418,282)(b)(c)	901,980	1,127,210
Compton Petroleum Corp.(c)	512,929	2,785,746
Compton Petroleum Corp. (acquired 2/18/05, cost $1,012,949)(b)	104,300	566,459
Crescent Point Energy Trust	102,001	2,981,678
Crew Energy, Inc.(c)	535,837	5,034,879
Crew Energy, Inc. (acquired 1/20/05, cost $737,366)(b)(c)	191,300	1,797,510
Daylight Resources Trust	346,361	3,319,598
Delphi Energy Corp.(c)	831,300	1,327,893
Ember Resources, Inc.(c)	109,690	139,141
Fairborne Energy Ltd.	259,558	2,280,355
First Calgary Petroleums Ltd.(c)	740,786	2,352,696
Galleon Energy, Inc. - Class A(c)	1,605,432	14,134,741
Galleon Energy, Inc. - Class A (acquired 2/10/05, cost $841,377)(b)(c)	145,050	1,277,067
Gastar Exploration Ltd.(c)	1,055,300	1,371,890
Highpine Oil & Gas Ltd.(c)	323,650	2,581,901
HSE Integrated Ltd.(c)	28,238	18,573
Iteration Energy Ltd.(c)	226,744	798,957
Leader Energy Services Ltd.(c)	454,104	42,669
Lynden Ventures Ltd.(c)	200,400	131,811
Masters Energy, Inc.	27,741	53,436
Midnight Oil Exploration Ltd.(c)	550,300	698,055
Midnight Oil Exploration Ltd. (acquired 12/12/05, cost $1,971,489)(b)(c)	577,400	732,431
Niko Resources Ltd. (acquired 1/20/05, cost $689,948)(b)	39,000	2,096,491
Open Range Energy Corp.(c)	48,061	135,027
Pacific Rodera Energy, Inc.(c)	990,200	372,168

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names of many of the securities have been abbreviated according to the list on the right.	ADR	American Depository Receipts	SDR	Swedish Depository Receipts
	CAD	Canadian Dollar	USD	United States Dollar
	LLC	Limited Liability Company

See Notes to Financial Statements.

10	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Global Resources Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Canada (concluded)
Oil & Gas (concluded)
Pacific Rubiales Energy Corp.(c)	678,950	$4,293,478
Pan Orient Energy Corp.(c)	198,600	1,028,223
Paramount Resources Ltd. - Class A	377,100	4,021,691
Pengrowth Energy Trust	21,699	326,020
Penn West Energy Trust	153,333	3,646,574
Petro Andina Resources, Inc. (acquired 5/23/07, cost $405,719)(b)(c)	49,500	267,442
Petrolifera Petroleum Ltd.(c)	392,415	1,242,601
Profound Energy Inc.(c)	89,600	230,683
ProspEx Resources Ltd.(c)	1,504,120	2,840,762
Tag Oil Ltd.	198,000	16,744
Technicoil Corp.(c)	547,800	298,543
Technicoil Corp. (acquired 1/20/05, cost $548,934)(b)(c)	753,100	410,428
Trafalgar Energy Ltd.(c)	21,717	59,177
TransCanada Corp.	40,700	1,459,731
Trilogy Energy Trust	152,791	1,144,228
TriStar Oil & Gas Ltd.(c)	772,437	11,264,479
TriStar Oil & Gas Ltd. (acquired 1/20/05, cost $107,665)(b)(c)	34,400	501,657
True Energy Trust	188,332	536,195
TUSK Energy Corp.(c)	1,566,340	2,369,564
TUSK Energy Corp. (acquired 3/15/04 through 6/07/06, cost $2,546,071)(b)(c)	681,846	1,031,498
Vero Energy, Inc.(c)	55,374	385,029
Vero Energy, Inc. (acquired 11/28/05, cost $68,975)(b)(c)	36,268	252,181
West Energy Ltd.(c)	1,199,235	3,188,945
WesternZagros Resources Ltd.(c)	76,800	88,761

		113,672,499

Transportation — 0.0%
Railpower Technologies Corp.(c)	360,600	111,814

		161,374,394

United Kingdom — 2.3%
Energy & Utilities — 0.0%
ITM Power Plc(c)	525,200	423,692

Oil & Gas — 2.2%
Archipelago Resources Plc(c)	2,247,400	549,384
Gulfsands Petroleum Plc(c)	422,500	1,133,727
Heritage Oil Ltd.(c)	2,523,000	9,995,602
Tullow Oil Plc	544,198	6,957,708
Venture Production Plc	289,729	3,173,869

		21,810,290

Transportation — 0.1%
Stolt-Nielsen SA	51,900	615,888

		22,849,870

United States — 76.9%
Energy & Utilities — 1.3%
Dynegy, Inc. - Class A	1,560	5,585
Equitable Resources, Inc.	256,500	9,408,420
Evergreen Energy, Inc.(c)(e)	393,400	369,796
Longview Energy Co. (acquired 1/20/05, cost $1,281,000)(b)(d)	85,400	2,450,126
Ocean Power Technologies, Inc.(c)	63,900	533,565

		12,767,492

Metal & Mining — 21.0%
Arch Coal, Inc.	1,324,400	43,559,516
CONSOL Energy, Inc.	922,600	42,338,114
Foundation Coal Holdings, Inc.	230,300	8,194,074
James River Coal Co.(c)(e)	131,100	2,882,889
Kinross Gold Corp.	111,175	1,792,141
Massey Energy Co.	1,569,840	55,996,193
Patriot Coal Corp.(c)	377,346	10,961,901
Peabody Energy Corp.	895,436	40,294,620

		206,019,448

Oil & Gas — 54.6%
American Oil & Gas, Inc.(c)(e)	224,088	584,870
Approach Resources, Inc.(c)	93,700	1,354,902
ATP Oil & Gas Corp.(c)(e)	168,800	3,006,328
Aventine Renewable Energy Holdings, Inc.(c)	436,000	1,377,760
Baker Hughes, Inc.	46,200	2,796,948
BJ Services Co.	1,012,400	19,367,212
Callon Petroleum Co.(c)	92,200	1,662,366
CanArgo Energy Corp.(c)	5,184,600	725,844
Clayton Williams Energy, Inc.(c)	319,421	22,528,763
Complete Production Services, Inc.(c)	34,400	692,472
Comstock Resources, Inc.(c)(e)	163,300	8,173,165
Continental Resources, Inc.(c)	135,000	5,296,050
Delta Petroleum Corp.(c)(e)	2,093,397	28,428,331
Denbury Resources, Inc.(c)	595,200	11,332,608
ENSCO International, Inc.	94,100	5,422,983
EXCO Resources, Inc.(c)	1,068,800	17,442,816
Forest Oil Corp.(c)	100,000	4,960,000
Gasco Energy, Inc.(c)(e)	927,600	1,688,232
GMX Resources, Inc.(c)(e)	270,289	12,919,814
Goodrich Petroleum Corp.(c)(e)	659,700	28,756,323
Halliburton Co.	390,726	12,655,615
Hercules Offshore, Inc.(c)	68,900	1,044,524
Key Energy Services, Inc.(c)	676,000	7,841,600
Marathon Oil Corp.	6,447	257,042
Matador Resources Co. (acquired 1/20/05 through 4/19/06, cost $2,957,155)(b)(d)	171,131	7,281,624
Nabors Industries Ltd.(c)	893,100	22,256,052
National Oilwell Varco, Inc.(c)	43,270	2,173,452
Newfield Exploration Co.(c)	959,310	30,688,327
Parallel Petroleum Corp.(c)	107,032	1,008,242
Patterson-UTI Energy, Inc.	1,585,600	31,743,712
Penn Virginia Corp.	896,200	47,892,928
PetroHawk Energy Corp.(c)	1,756,500	37,993,095
Pioneer Natural Resources Co.	209,200	10,936,976
Plains Exploration & Production Co.(c)	1,005,525	35,354,259
Quest Resource Corp.(c)	112,000	297,920
Range Resources Corp.	200,000	8,574,000
Schlumberger Ltd.	310,136	24,218,520
Southwestern Energy Co.(c)	1,248,600	38,132,244
Stone Energy Corp.(c)	27,274	1,154,508
Transocean, Inc.(c)	100,000	10,984,000
Treasure Island Royalty Trust(c)	366,922	154,107
TXCO Resources, Inc.(c)(e)	179,600	1,803,184
Verasun Energy Corp.(c)(e)	383,900	1,201,607
Warren Resources, Inc.(c)	222,282	2,218,374
Weatherford International Ltd.(c)	754,396	18,965,516

		535,349,215

Railroad & Shipping — 0.0%
Ship Finance International Ltd.	27	582

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	11

Schedule of Investments (concluded)	Global Resources Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (concluded)
Waste Management — 0.0%
Republic Resources, Inc.(c)	28,750	$35

		754,136,772

Total Common Stocks — 95.9%		940,044,892

Warrants
Metal & Mining — 0.0%
Crosshair Exploration & Mining Corp. (issued 4/04/08, 1 share for 1 warrant, expiring 10/04/08, strike price 1.80 CAD) (acquired 4/04/08, cost $2,004)(b)(d)	206,800	1,282
Nevsun Resources Ltd. (issued 12/18/03, expiring 12/18/08, strike price 10.00 CAD) (acquired 1/20/05, cost $2)(b)	250,000	1,175

		2,457

Oil & Gas — 0.0%
CanArgo Energy Corp. (issued 9/30/08, 1 share for 1 warrant, expiring 10/31/08, strike price $0.12)(acquired 9/30/08, cost $23,710)(c)	5,184,600	207,384

Total Warrants — 0.0%		209,841

Total Long-Term Investments (Cost — $878,700,243) — 95.9%		940,254,733

	Beneficial Interest/ Par/Shares (000)
Short-Term Securities
BlackRock Liquidity Series, LLC Money Market Series, 2.66%(f)(g)(h)	$64,466	64,466,200
Federal Home Loan Bank, Discount Notes,
0.10%, 10/01/08(i)	2,200	2,200,000
0.75%, 10/09/08(i)	15,200	15,197,467
2.36%, 10/17/08(i)	1,600	1,598,322
Federal Home Loan Mortgage Corp., Discount Notes,
2.30%, 11/17/08(i)	7,200	7,178,098
TCW Money Market Fund, 2.41%(h)	19,071	19,071,264

Total Short-Term Securities (Cost — $109,711,351) — 11.2%		109,711,351

Total Investments (Cost — $988,411,594*) — 107.1%		1,049,966,084
Liabilities in Excess of Other Assets — (7.1)%		(69,589,546)

Net Assets — 100.0%		$980,376,538

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$998,745,737

Gross unrealized appreciation	$269,434,941
Gross unrealized depreciation	(218,214,594)

Net unrealized appreciation	$51,220,347

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Restricted security as to resale. As of report date the Portfolio held 2.3% of its net assets, with a current market value of $22,421,196 and an original cost of $20,016,534 in these securities.

(c)	Non-income producing security.

(d)	Security is fair valued by the Board of Trustees.

(e)	Security, or a portion of security, is on loan.

(f)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Series, LLC Money Market Series	$64,466,200	$1,230,405

(g)	Security purchased with the cash proceeds from securities loans.

(h)	Represents current yield as of report date.

(i)	The rate shown is the effective yield on the discount notes at the time of purchase.

•	Foreign currency exchange contracts as of September 30, 2008 were as follows:

Currency Purchased	Currency Sold		Settlement Date	Unrealized Depreciation
CAD 321,000	USD	301,756	10/02/08	$(135)

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

12	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	All-Cap Global Resources Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Australia — 1.5%
Metal & Mining — 1.5%
BHP Billiton Ltd. - ADR	278,010	$14,453,740

Bermuda — 1.1%
Oil & Gas — 1.1%
Seadrill Ltd. - ADR	507,460	10,322,040

Brazil — 2.1%
Oil & Gas — 2.1%
OGX Petroleo e Gas Participacoes SA	12,800	2,603,185
Petroleo Brasileiro SA - ADR(a)	413,240	18,161,898

		20,765,083

Canada — 9.4%
Metal & Mining — 2.8%
Eldorado Gold Corp.(b)	1,387,620	8,657,549
NovaGold Resources, Inc.(a)(b)	732,200	4,766,622
Teck Cominco Ltd.	508,690	14,444,550

		27,868,721

Oil & Gas — 6.6%
Canadian Natural Resources Ltd.	201,240	13,776,890
Compton Petroleum Corp.(b)	1,036,770	5,630,755
Crescent Point Energy Trust	640,470	18,722,125
Galleon Energy, Inc. - Class A(b)	814,794	7,173,709
Nexen, Inc.	355,154	8,242,710
Trican Well Service Ltd.	456,791	6,867,424
TriStar Oil & Gas Ltd.(b)	257,714	3,758,253
TriStar Oil & Gas Ltd. (acquired 12/22/05, cost $131,838)(b)(c)	6,000	87,498

		64,259,364

		92,128,085

China — 0.4%
Oil & Gas — 0.4%
PetroChina Co. Ltd. - ADR	37,690	3,871,894

Netherlands — 1.8%
Oil & Gas — 1.8%
Core Laboratories NV	172,750	17,503,030

Norway — 1.4%
Oil & Gas — 1.4%
StatoilHydro ASA	422,222	9,982,491
StatoilHydro ASA - ADR	178,040	4,237,352

		14,219,843

United Kingdom — 3.1%
Oil & Gas — 3.1%
BG Group PLC - ADR	175,610	15,854,141
Heritage Oil Ltd.(b)	555,650	2,153,529
Petrofac Ltd.	1,201,440	12,452,701

		30,460,371

United States — 78.5%
Energy & Utilities — 2.4%
Equitable Resources, Inc.	295,310	10,834,924
Questar Corp.	315,830	12,923,763

		23,758,687

Food & Agriculture — 3.6%
Potash Corp. of Saskatchewan, Inc.	266,400	35,167,464

Metal & Mining — 16.7%
Agnico-Eagle Mines Ltd.	295,590	16,278,141
Arch Coal, Inc.	387,100	12,731,719
Cameco Corp.	89,270	1,991,614
CONSOL Energy, Inc.	630,930	28,953,378
Goldcorp, Inc.	881,852	27,892,979
Massey Energy Co.	724,939	25,858,574
Newmont Mining Corp.	131,040	5,079,110
Patriot Coal Corp.(b)	74,516	2,164,690
Peabody Energy Corp.	475,090	21,379,050
Silver Standard Resources, Inc.(a)(b)	794,410	13,131,597
Silver Wheaton Corp.(a)(b)	936,024	7,628,596

		163,089,448

Oil & Gas — 55.8%
Apache Corp.	201,530	21,015,548
Bill Barrett Corp.(a)(b)	631,121	20,265,295
Cameron International Corp.(b)	247,230	9,528,244
Chesapeake Energy Corp.	409,380	14,680,367
ConocoPhillips	139,646	10,229,069
Denbury Resources, Inc.(b)	779,090	14,833,874
Devon Energy Corp.	220,520	20,111,424
EnCana Corp.(a)	271,960	17,875,931
ENSCO International, Inc.	178,238	10,271,856
EOG Resources, Inc.	296,170	26,495,368
Exterran Holdings, Inc.(b)	180,400	5,765,584
FMC Technologies, Inc.(b)	398,590	18,554,364
Forest Oil Corp.(b)	340,090	16,868,464
Gasco Energy, Inc.(a)(b)	1,770,000	3,221,400
Helmerich & Payne, Inc.	525,830	22,710,598
Hess Corp.	240,770	19,762,401
Hugoton Royalty Trust	1	27
Murphy Oil Corp.	160,090	10,268,173
Nabors Industries Ltd.(b)	142,990	3,563,311
Newfield Exploration Co.(b)	381,180	12,193,948
Noble Corp.	186,510	8,187,789
Occidental Petroleum Corp.	312,350	22,005,057
Oceaneering International, Inc.(b)	159,410	8,499,741
Pioneer Natural Resources Co.	196,610	10,278,771
Plains Exploration & Production Co.(b)	329,210	11,575,024
Pride International, Inc.(b)	201,180	5,956,940
Quicksilver Resources, Inc.(a)(b)	407,800	8,005,114
Range Resources Corp.	434,900	18,644,163
Rex Energy Corp.(b)	360,300	5,678,328
Rowan Cos., Inc.	353,690	10,805,229
Schlumberger Ltd.	360,880	28,181,119
Smith International, Inc.(a)	190,740	11,184,994
Southwestern Energy Co.(b)	412,600	12,600,804
Suncor Energy, Inc.	140,980	5,959,225
Transocean, Inc.(b)	217,240	23,861,642
TXCO Resources, Inc.(a)(b)	277,140	2,782,486
Unit Corp.(b)	408,040	20,328,553
Warren Resources, Inc.(b)	370,135	3,693,947
Weatherford International Ltd.(b)	806,570	20,277,170
Whiting Petroleum Corp.(b)	186,930	13,320,632
XTO Energy, Inc.	360,671	16,778,415

		546,820,389

		768,835,988

Total Common Stocks (Cost — $910,018,216) — 99.3%		972,560,074

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	13

Schedule of Investments (concluded)	All-Cap Global Resources Portfolio
(Percentages shown are based on Net Assets)

	Beneficial Interest/ Par/Shares (000)	Value
Short-Term Securities
BlackRock Liquidity Series, LLC Money Market Series, 2.66%(d)(e)(f)	$41,798	$41,798,000
Federal Home Loan Bank, Discount Notes, 0.75%, 10/09/08(g)	8,800	8,798,533
TCW Money Market Fund, 2.41%(f)	330	330,336

Total Short-Term Securities (Cost — $50,926,869) — 5.2%		50,926,869

Total Investments (Cost — $960,945,085*) — 104.5%		1,023,486,943
Liabilities in Excess of Other Assets — (4.5)%		(44,514,551)

Net Assets — 100.0%		$978,972,392

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$955,464,274

Gross unrealized appreciation	$190,836,547
Gross unrealized depreciation	(122,813,878)

Net unrealized appreciation	$68,022,669

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Restricted security as to resale. As of report date the Portfolio held less than 0.1% of its net assets, with a current market value of $87,498 and an original cost of $131,838 in these securities.

(d)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Series, LLC Money Market Series	$41,798,000	$951,165

(e)	Security purchased with the cash proceeds from securities loans.

(f)	Represents current yield as of report date.

(g)	The rate shown is the effective yield on the discount notes at the time of purchase.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

14	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Assets and Liabilities

September 30, 2008	Global Resources Portfolio	All-Cap Global Resources Portfolio
Assets
Investments at value - unaffiliated[1,2]	$985,499,884	$981,688,943
Investments at value - affiliated[3]	64,466,200	41,798,000
Investments sold receivable	66,859	—
Foreign currency at value[4]	99,598	146,549
Capital shares sold receivable	3,331,882	3,113,362
Dividends and reclaims receivable	515,323	683,772
Securities lending income receivable - affiliated	166,712	70,408
Receivable from advisor	36,809	20,745
Interest receivable - affiliated	3,024	—
Prepaid expenses	87,481	130,733
Other assets	51,636	—

Total assets	1,054,325,408	1,027,652,512

Liabilities
Collateral at value - securities loaned	64,466,200	41,798,000
Capital shares redeemed payable	7,555,837	5,461,090
Investment advisory fees payable	684,424	670,072
Other affiliates payable	401,495	344,923
Service and distribution fees payable	367,876	252,619
Investments purchased payable	329,624	—
Officer’s and Trustees’ fees payable	7,093	8,867
Unrealized depreciation on foreign currency exchange contracts	135	—
Foreign taxes payable	64	3,015
Other accrued expenses payable	136,122	141,534

Total liabilities	73,948,870	48,680,120

Net Assets	$980,376,538	$978,972,392

Net Assets Consist of
Paid-in capital	$783,281,098	$825,964,690
Undistributed (distributions in excess of) net investment income (loss)	(29,382,538)	4,738,481
Accumulated net realized gain	164,429,961	85,740,180
Net unrealized appreciation/depreciation	62,048,017	62,529,041

Net Assets	$980,376,538	$978,972,392

[1] Investments at cost - unaffiliated	$923,945,394	$919,147,085
[2] Securities loaned at value	62,332,769	42,558,976
[3] Investments at cost - affiliated	64,466,200	41,798,000
[4] Foreign currency at cost	(390,584)	154,570

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	15

Statements of Assets and Liabilities (concluded)

September 30, 2008	Global Resources Portfolio	All-Cap Global Resources Portfolio
Net Asset Value
Institutional:
Net Assets	$82,147,159	$510,803,878
Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,600,842	31,531,098
Net Asset Value	$51.31	$16.20
Service:
Net Assets	$—	$4,835,960
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	302,004
Net Asset Value	$—	$16.01
Investor A:
Net Assets	$689,645,788	$267,421,631
Shares outstanding, unlimited number of shares authorized, $0.001 par value	14,583,079	16,707,613
Net Asset Value	$47.29	$16.01
Investor B:
Net Assets	$57,174,140	$42,398,732
Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,440,989	2,703,801
Net Asset Value	$39.68	$15.68
Investor C:
Net Assets	$151,409,451	$153,512,191
Shares outstanding, unlimited number of shares authorized, $0.001 par value	3,822,601	9,785,200
Net Asset Value	$39.61	$15.69

See Notes to Financial Statements.

16	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Operations

Year Ended September 30, 2008	Global Resources Portfolio	All-Cap Global Resources Portfolio
Investment Income
Dividends and reclaims	$8,047,035	$27,960,005
Interest	90,585	143,437
Interest from affiliates	7,214	9,561
Securities lending from affiliates	1,230,405	951,165
Foreign taxes withheld	(389,363)	(728,599)

Total investment income	8,985,876	28,335,569

Expenses
Investment advisory	8,864,465	10,151,478
Service and distribution - class specific	4,838,805	3,878,152
Transfer agent - class specific	1,337,488	1,094,462
Administration	806,798	908,316
Administration - class specific	258,130	325,052
Printing	265,499	346,303
Custodian	139,115	119,299
Registration	67,721	96,345
Professional	55,505	56,134
Officer and Trustees	38,253	43,879
Miscellaneous	59,805	52,427

Total expenses	16,731,584	17,071,847
Less administration fees waived - class specific	(23,540)	(31,131)
Less transfer agent fees waived - class specific	(5,372)	(11,599)
Less transfer agent fees reimbursed - class specific	(38,868)	(27,575)
Less fees paid indirectly	(2,188)	(2,719)

Total expenses after waivers, reimbursement and fees paid indirectly	16,661,616	16,998,823

Net investment income (loss)	(7,675,740)	11,336,746

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	212,071,208	102,064,610
Options written	873,123	—
Foreign currency transactions	206,658	20,335

	213,150,989	102,084,945

Net change in unrealized appreciation/depreciation on:
Investments	(356,062,300)	(268,997,093)
Options written	(870,363)	—
Foreign currency transactions	(415,133)	(27,336)

	(357,347,796)	(269,024,429)

Total realized and unrealized loss	(144,196,807)	(166,939,484)

Net Decrease in Net Assets Resulting from Operations	$(151,872,547)	$(155,602,738)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	17

Statements of Changes in Net Assets

	Global Resources Portfolio		All-Cap Global Resources Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2008	2007	2008	2007
Operations
Net investment income (loss)	$(7,675,740)	$(4,118,065)	$11,336,746	$(569,716)
Net realized gain	213,150,989	118,008,870	102,084,945	9,953,987
Net change in unrealized appreciation/depreciation	(357,347,796)	76,633,096	(269,024,429)	340,041,790

Net increase (decrease) in net assets resulting from operations	(151,872,547)	190,523,901	(155,602,738)	349,426,061

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(777,499)	(407,505)	(4,105,246)	—
Service	—	—	(16,970)	—
Investor A	(21,815,192)	(5,480,853)	(1,618,979)	—
Investor B	(2,184,581)	(90,725)	(88,534)	—
Investor C	(4,465,841)	(84,828)	(404,429)	—
Net realized gain:
Institutional	(2,796,071)	(9,325,982)	(14,094,817)	(10,090,707)
Service	—	—	(71,355)	(62,756)
Investor A	(82,411,812)	(185,047,519)	(6,879,249)	(7,092,333)
Investor B	(10,490,630)	(26,519,774)	(912,837)	(1,254,323)
Investor C	(20,432,459)	(43,361,959)	(3,537,720)	(4,033,407)

Decrease in net assets resulting from dividends and distributions to shareholders	(145,374,085)	(270,319,145)	(31,730,136)	(22,533,526)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	329,664,238	73,558,234	(46,293,225)	117,285,124

Redemption Fees
Redemption fees	393,391	17,221	86,648	41,527

Net Assets
Total increase (decrease) in net assets	32,810,997	(6,219,789)	(233,539,451)	444,219,186
Beginning of year	947,565,541	953,785,330	1,212,511,843	768,292,657

End of year	$980,376,538	$947,565,541	$978,972,392	$1,212,511,843

End of year undistributed (distributions in excess of) net investment income (loss)	$(29,382,538)	$(5,613,108)	$4,738,481	$(384,442)

See Notes to Financial Statements.

18	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights

	Global Resources Portfolio
	Institutional
	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005	Year Ended June 30, 2004
	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$63.42	$68.57	$79.62	$58.80	$41.25	$26.85

Net investment income (loss)	(0.13)[1]	(0.02)[1]	0.57 [1]	0.15 [1]	(0.08)	0.27
Net realized and unrealized gain (loss)	(2.78)	14.26	(2.50)	20.67	19.52	14.78

Net increase (decrease) from investment operations	(2.91)	14.24	(1.93)	20.82	19.44	15.05

Dividends and distributions from:
Net investment income	(2.01)	(0.81)	(0.53)	—	(0.34)	(0.65)
Net realized gain	(7.22)	(18.58)	(8.60)	—	(1.55)	—

Total dividends and distributions	(9.23)	(19.39)	(9.13)	—	(1.89)	(0.65)

Redemption fees added to paid-in capital	0.03	0.00 [2]	0.01	0.00 [2]	—	—

Net asset value, end of period	$51.31	$63.42	$68.57	$79.62	$58.80	$41.25

Total Investment Return
Based on net asset value	(6.77)%[3]	23.55%[4]	(2.89)%[5]	35.41%[4,6]	47.95%[6]	56.49%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	0.92%	1.03%	0.98%	1.04%[7]	1.01%[7]	1.04%

Total expenses	0.92%	1.07%	1.02%	1.18%[7]	1.02%[7]	1.04%

Net investment income (loss)	(0.18)%	(0.03)%	0.76%	0.42%[7]	(0.16)%[7]	0.79%

Supplemental Data
Net assets, end of period (000)	$82,147	$37,498	$35,010	$40,906 [7]	$29,188 [7]	$20,044

Portfolio turnover	32%	15%	27%	9%	22%	27%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.03%.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.02%.

6	Aggregate total investment return.

7	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	19

Financial Highlights (continued)

	Global Resources Portfolio
	Investor A
	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005	Year Ended June 30, 2004
	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$59.02	$64.90	$76.01	$56.23	$39.58	$25.81

Net investment income (loss)	(0.32)[1]	(0.16)[1]	0.32 [1]	0.03 [1]	(0.15)	0.21
Net realized and unrealized gain (loss)	(2.29)	13.41	(2.36)	19.75	18.69	14.15

Net increase (decrease) from investment operations	(2.61)	13.25	(2.04)	19.78	18.54	14.36

Dividends and distributions from:
Net investment income	(1.92)	(0.55)	(0.48)	—	(0.34)	(0.59)
Net realized gain	(7.22)	(18.58)	(8.60)	—	(1.55)	—

Total dividends and distributions	(9.14)	(19.13)	(9.08)	—	(1.89)	(0.59)

Redemption fees added to paid-in capital	0.02	0.00 [2]	0.01	0.00 [2]	—	—

Net asset value, end of period	$47.29	$59.02	$64.90	$76.01	$56.23	$39.58

Total Investment Return
Based on net asset value[3]	(6.78)%[4]	23.25%[5]	(3.20)%[4]	35.18%[5,6]	47.69%[6]	56.06%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.25%	1.29%	1.30%	1.34%[7]	1.36%[7]	1.34%

Total expenses	1.25%	1.30%	1.41%	1.52%[7]	1.38%[7]	1.34%

Net investment income (loss)	(0.49)%	(0.28)%	0.44%	0.10%[7]	(0.52)%[7]	0.64%

Supplemental Data
Net assets, end of period (000)	$689,646	$685,590	$683,417	$877,120 [7]	$676,234 [7]	$406,209

Portfolio turnover	32%	15%	27%	9%	22%	27%

	Investor B
	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005	Year Ended June 30, 2004
	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$50.87	$58.19	$69.43	$51.58	$36.52	$23.89

Net investment loss	(0.67)[1]	(0.50)[1]	(0.18)[1]	(0.19)[1]	(0.32)	(0.06)
Net realized and unrealized gain (loss)	(1.81)	11.82	(2.09)	18.04	17.18	13.14

Net increase (decrease) from investment operations	(2.48)	11.32	(2.27)	17.85	16.86	13.08

Dividends and distributions from:
Net investment income	(1.51)	(0.06)	(0.38)	—	(0.25)	(0.45)
Net realized gain	(7.22)	(18.58)	(8.60)	—	(1.55)	—

Total dividends and distributions	(8.73)	(18.64)	(8.98)	—	(1.80)	(0.45)

Redemption fees added to paid-in capital	0.02	0.00 [2]	0.01	0.00 [2]	—	—

Net asset value, end of period	$39.68	$50.87	$58.19	$69.43	$51.58	$36.52

Total Investment Return
Based on net asset value[3]	(7.63)%[4]	22.35%[5]	(3.91)%[4]	34.60%[5,6]	47.09%[6]	55.07%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.00%	2.03%	2.02%	2.04%[7]	2.01%[7]	2.04%

Total expenses	2.01%	2.08%	2.09%	2.18%[7]	2.02%[7]	2.04%

Net investment loss	(1.24)%	(1.01)%	(0.27)%	(0.60)%[7]	(1.17)%[7]	(0.20)%

Net investment income (loss)
Net assets, end of period (000)	$57,174	$80,178	$87,636	$117,845 [7]	$94,506 [7]	$66,704

Portfolio turnover	32%	15%	27%	9%	22%	27%

See Notes to Financial Statements.

20	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)

	Global Resources Portfolio
	Investor C
	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005	Year Ended June 30, 2004
	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$50.84	$58.13	$69.37	$51.53	$36.48	$23.88

Net investment loss	(0.66)[1]	(0.50)[1]	(0.17)[1]	(0.19)[1]	(0.30)	(0.03)
Net realized and unrealized gain (loss)	(1.79)	11.83	(2.10)	18.03	17.14	13.10

Net increase (decrease) from investment operations	(2.45)	11.33	(2.27)	17.84	16.84	13.07

Dividends and distributions from:
Net investment income	(1.58)	(0.04)	(0.38)	—	(0.24)	(0.47)
Net realized gain	(7.22)	(18.58)	(8.60)	—	(1.55)	—

Total dividends and distributions	(8.80)	(18.62)	(8.98)	—	(1.79)	(0.47)

Redemption fees added to paid-in capital	0.02	0.00 [2]	0.01	0.00 [2]	—	—

Net asset value, end of period	$39.61	$50.84	$58.13	$69.37	$51.53	$36.48

Total Investment Return
Based on net asset value[3]	(7.57)%[4]	22.36%[5]	(3.92)%[8]	34.62%[5,6]	47.01%[6]	55.05%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.96%	2.01%	2.01%	2.04%[7]	2.01%[7]	2.04%

Total expenses	1.96%	2.02%	2.05%	2.17%[7]	2.02%[7]	2.04%

Net investment loss	(1.21)%	(1.00)%	(0.26)%	(0.61)%[7]	(1.17)%[7]	(0.10)%

Net investment income (loss)
Net assets, end of period (000)	$151,409	$144,300	$147,723	$201,265 [7]	$169,871 [7]	$122,088

Portfolio turnover	32%	15%	27%	9%	22%	27%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Total investment returns exclude the effects of sales charges.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.02%.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Annualized.

8	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.01%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	21

Financial Highlights (continued)

	All-Cap Global Resources Portfolio
`	Institutional				Service
	Year Ended September 30,			Period February 16, 2005[1] to September 30, 2005	Year Ended September 30,			Period February 16, 2005[1] to September 30, 2005
	2008	2007	2006		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$19.40	$13.85	$13.56	$10.00	$19.19	$13.75	$13.52	$10.00

Net investment income (loss)[2]	0.24	0.05	0.02	0.02	0.12	(0.02)	(0.02)	0.03
Net realized and unrealized gain (loss)	(2.90)	5.90	0.26	3.54	(2.83)	5.86	0.24	3.49

Net increase (decrease) from investment operations	(2.66)	5.95	0.28	3.56	(2.71)	5.84	0.22	3.52

Dividends and distributions from:
Net investment income	(0.23)	—	—	—	(0.16)	—	—	—
Net realized gain	(0.31)	(0.40)	—	—	(0.31)	(0.40)	—	—

Total dividends and distributions	(0.54)	(0.40)	—	—	(0.47)	(0.40)	—	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.01	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]

Net asset value, end of period	$16.20	$19.40	$13.85	$13.56	$16.01	$19.19	$13.75	$13.52

Total Investment Return
Based on net asset value	(14.25)%[4]	43.66%[4]	2.14%[5]	35.60%[4,6]	(14.59)%[4]	43.16%[4]	1.70%[7]	35.20%[4,6]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	0.89%	0.93%	0.99%	1.04%[8]	1.25%	1.33%	1.34%	1.34%[8]

Total expenses	0.89%	0.93%	1.01%	1.54%[8]	1.25%	1.42%	1.40%	1.77%[8]

Net investment income (loss)	1.14%	0.31%	0.17%	0.25%[8]	0.56%	(0.11)%	(0.17)%	0.01%[8]

Supplemental Data
Net assets, end of period (000)	$510,804	$598,747	$337,771	$92,147	$4,836	$3,435	$2,368	$— [9]

Portfolio turnover	38%	31%	41%	12%	38%	31%	41%	12%

	Investor A				Investor B
	Year Ended September 30,			Period February 16, 2005[1] to September 30, 2005	Year Ended September 30,			Period February 16, 2005[1] to September 30, 2005
	2008	2007	2006		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$19.18	$13.75	$13.50	$10.00	$18.82	$13.59	$13.44	$10.00

Net investment income (loss)[2]	0.17	(0.02)	(0.02)	0.00 [10]	0.01	(0.13)	(0.12)	(0.05)
Net realized and unrealized gain (loss)	(2.87)	5.85	0.26	3.50	(2.81)	5.76	0.26	3.49

Net increase (decrease) from investment operations	(2.70)	5.83	0.24	3.50	(2.80)	5.63	0.14	3.44

Dividends and distributions from:
Net investment income	(0.16)	—	—	—	(0.03)	—	—	—
Net realized gain	(0.31)	(0.40)	—	—	(0.31)	(0.40)	—	—

Total dividends and distributions	(0.47)	(0.40)	—	—	(0.34)	(0.40)	—	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.01	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]

Net asset value, end of period	$16.01	$19.18	$13.75	$13.50	$15.68	$18.82	$13.59	$13.44

Total Investment Return
Based on net asset value[11]	(14.55)%[4]	43.09%[4]	1.85%[7]	35.00%[4,6]	(15.23)%[4]	42.11%[4]	1.12%[5]	34.40%[4,6]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.26%	1.31%	1.34%	1.34%[8]	2.04%	2.04%	2.04%	2.04%[8]

Total expenses	1.27%	1.34%	1.46%	1.87%[8]	2.09%	2.23%	2.13%	2.49%[8]

Net investment income (loss)	0.81%	(0.10)%	(0.16)%	0.01%[8]	0.06%	(0.82)%	(0.86)%	(0.64)%[8]

Supplemental Data
Net assets, end of period (000)	$267,422	$347,598	$248,557	$87,949	$42,399	$55,538	$43,477	$16,019

Portfolio turnover	38%	31%	41%	12%	38%	31%	41%	12%

See Notes to Financial Statements.

22	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (concluded)

	All-Cap Global Resources Portfolio
	Investor C
	Year Ended September 30,				Period February 16, 2005[1] to September 30, 2005
	2008		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$18.84		$13.60	$13.46	$10.00

Net investment income (loss)[2]	0.02		(0.13)	(0.12)	(0.05)
Net realized and unrealized gain (loss)	(2.82)		5.77	0.25	3.51

Net increase (decrease) from investment operations	(2.80)		5.64	0.13	3.46

Dividends and distributions from:
Net investment income	(0.04)		—	—	—
Net realized gain	(0.31)		(0.40)	—	—

Total dividends and distributions	(0.35)		(0.40)	—	—

Redemption fees added to paid-in capital	0.00	[3]	0.00 [3]	0.01	0.00 [3]

Net asset value, end of period	$15.69		$18.84	$13.60	$13.46

Total Investment Return
Based on net asset value[11]	(15.21	)% [4]	42.15%[4]	1.04%[7]	34.60%[4,6]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.01%		2.04%	2.04%	2.04%[8]

Total expenses	2.02%		2.12%	2.09%	2.48%[8]

Net investment income (loss)	0.08%		(0.83)%	(0.86)%	(0.70)%[8]

Supplemental Data
Net assets, end of period (000)	$153,512		$207,194	$136,120	$48,288

Portfolio turnover	38%		31%	41%	12%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.08%.

6	Aggregate total investment return.

7	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.07%.

8	Annualized.

9	Net assets end of period are less than $500.

10	Net investment income (loss) is less than $0.005 per share.

11	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	23

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2008, the Fund had 27 registered portfolios, of which the BlackRock Global Resources Portfolio (“Global Resources”) and BlackRock All-Cap Global Resources Portfolio (“All-Cap Global Resources”), (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B and Investor C Shares may bear certain expenses related to the service and/ or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day. The Portfolios value their investments in the BlackRock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price. if no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

The Portfolios are not obligated for costs associated with the registration of restricted securities.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•

Foreign currency exchange contracts - The Portfolios may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Currency contracts, when used by a Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

•

Options - The Portfolios may purchase and write call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market

24	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). If an option is exercised, the premium paid or received is added to the cost of the purchase or the proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Each Portfolio reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual method. The Portfolios amortize all premiums and discounts on debt securities. Income, realized and unrealized gains and losses of a Portfolio are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates. Certain dividends from net investment income for the Portfolios have been reclassified to distributions from net realized gains.

Securities Lending: The Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the United States government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The Portfolios typically receive the income on the loaned securities but do not receive the income on the collateral. Where a Portfolio receives cash collateral, they may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a flat fee for their loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, a Portfolio could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities either in the event of borrower default or in the event of losses on investments made with cash collateral.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective March 31, 2008, the Portfolios implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to each Portfolio, and has determined that the adoption of FIN 48 does not have a material impact on each Portfolio’s financial statements. The Portfolios file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s U.S. federal tax returns remains open for the years ended September 30, 2005 through September 30, 2007. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

ANNUAL REPORT	SEPTEMBER 30, 2008	25

Notes to Financial Statements (continued)

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “FSP”) was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to one of the Portfolios or classes are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreements and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

Average Daily Net Assets	Global Resources and All-Cap Global Resources
First $1 Billion	0.750
$1 Billion - $2 Billion	0.700
$2 Billion - $3 Billion	0.675
Greater Than $3 Billion	0.650

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2009, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding; interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

Share Classes	Global Resources	All-Cap Global Resources
Institutional	1.04%	0.93%
Service	1.34%[1]	1.34%
Investor A	1.34%	1.34%
Investor B	2.04%	2.04%
Investor C	2.04%	2.04%

[1]	There were no shares outstanding as of September 30, 2008.

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio.

Prior to January 1, 2008, the fee was paid at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% of average daily gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

Effective January 1, 2008, the fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), formerly PFPC Inc., an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2008, the Portfolios incurred the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

26	ANNUAL REPORT	SEPTEMBER 30, 2008

Global Resources	$106,963
All-Cap Global Resources	99,565

Notes to Financial Statements (continued)

PNCGIS and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion of each Portfolio. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Portfolios have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”) or its affiliates. Pursuant to that order, the Portfolios have retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The portion of the securities on loan as of year-end with MLPF&S or its affiliates and the securities lending agent fees received by BIM during the year were as follows:

	Value of securities loans to affiliates as of September 30, 2008	Securities lending agent fees for the year ended September 30, 2008
Global Resources	$2,117,540	$309,478
All-Cap Global Resources	803,200	235,242

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Distributors, Inc. (“BDI”), an affiliate of BlackRock, Inc. Pursuant to the Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BDI ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

For the year ended September 30, 2008, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Global Resources	$869,577
All-Cap Global Resources	550,785

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the year ended September 30, 2008, each Portfolio reimbursed the Advisor the following amounts for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

Call Center	Global Resources	All-Cap Global Resources
Share Classes
Institutional	$1,783	$6,973
Service	—	940
Investor A	48,957	41,680
Investor B	8,460	9,870
Investor C	11,186	21,735

Total	$70,386	$81,198

For the year ended September 30, 2008, the following charts show the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.
Administration Fees	Global Resources	All-Cap Global Resources
Share Classes
Institutional	$13,832	$154,469
Service	—	1,280
Investor A	177,534	97,243
Investor B	21,220	15,171
Investor C	45,544	56,889

Total	$258,130	$325,052

Administration Fees Waived	Global Resources	All-Cap Global Resources
Share Classes
Institutional	$1,056	$4,906
Service	—	43
Investor A	14,726	6,923
Investor B	7,015	13,817
Investor C	743	5,442

Total	$23,540	$31,131

Service and Distribution Fees	Global Resources	All-Cap Global Resources
Share Classes
Service	$—	$12,849
Investor A	2,175,813	976,133
Investor B	846,439	608,033
Investor C	1,816,553	2,281,137

Total	$4,838,805	$3,878,152

ANNUAL REPORT	SEPTEMBER 30, 2008	27

Notes to Financial Statements (continued)

Transfer Agent Fees	Global Resources	All-Cap Global Resources
Share Classes
Institutional	$23,034	$111,391
Service	—	6,304
Investor A	1,059,037	541,166
Investor B	104,168	128,323
Investor C	151,249	307,278

Total	$1,337,488	$1,094,462

Transfer Agent Fees Waived	Global Resources	All-Cap Global Resources
Share Classes
Institutional	$147	$86
Service	—	30
Investor A	3,238	974
Investor B	1,854	9,850
Investor C	133	659

Total	$5,372	$11,599

Transfer Agent Fees Reimbursed	Global Resources	All-Cap Global Resources
Share Classes
Institutional	$594	$612
Service	—	4
Investor A	37,786	10,472
Investor B	343	8,893
Investor C	145	7,594

Total	$38,868	$27,575

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At September 30, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2009	2010	2011
Global Resources	$—	$55,847	$53,706
All-Cap Global Resources	131,783	268,738	49,725

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Advisor, expired on January 31, 2008:

All-Cap Global Resources	$303,884

For the year ended September 30, 2008, Merrill Lynch, through its affiliated broker dealer, Merrill Lynch, Pierce, Fenner and Smith Incorporated, earned commissions on transactions of securities as follows:

Global Resources	$51,966
All-Cap Global Resources	49,945

For the year ended September 30, 2008, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Shares as follows:

Global Resources	$276,795
All-Cap Global Resources	191,450

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

For the year ended September 30, 2008, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
Global Resources	$31,800	$110,419	$123,718
All-Cap Global Resources	22,477	184,340	70,051

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the year ended September 30, 2008, was as follows which are included in interest from affiliates on the Statements of Operations:

Global Resources	$7,214
All-Cap Global Resources	9,561

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

During the year ended September 30, 2008, Global Resources received reimbursements from an affiliate in the amount of $ 132, which is included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors.

Certain officers and/or trustees of the Fund are officers and/or trustees/ directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the year ended September 30, 2008, purchases and sales of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Global Resources	$539,651,718	$359,964,202
All-Cap Global Resources	491,775,937	513,499,593

Written options transactions entered into during the year ended September 30, 2008 are summarized as follows:

Global Resources	Contracts	Premium
Balance at 9/30/07	(69,005,000)	$(873,123)
Written	—	—
Expired	69,005,000	873,123
Closed	—	—

Balance at 9/30/08	—	$—

28	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

4. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2008 and was subsequently renewed. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios pay a commitment fee of 0.06% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the year ended September 30, 2008.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The following permanent differences as of September 30, 2008 attributable to net operating losses, foreign currency transactions and sale of stock in passive foreign investment companies were reclassified to the following accounts:

	Decrease Paid in-Capital	Increase Undistributed Net Investment Income	Decrease Accumulated Net Realized Gain/(Loss)
Global Resources	$(51,636)	$13,149,423	$(13,097,787)
All-Cap Global Resources	—	20,335	(20,335)

The tax character of distributions during the years ended September 30, 2008 and September 30, 2007 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Global Resources
9/30/08	$42,891,342	$102,482,743	$145,374,085
9/30/07	19,611,555	250,707,590	270,319,145
All-Cap Global Resources
9/30/08	7,951,234	23,778,902	31,730,136
9/30/07	14,535,998	7,997,806	22,533,804

As of September 30, 2008, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Long-Term Capital Gains	Net Unrealized Gains*	Total Accumulated Net Earnings
Global Resources	$168,367,637	$28,727,803	$197,095,440
All-Cap Global Resources	85,002,775	68,004,927	153,007,702

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of income from partnerships, the difference between the book and tax treatment of securities on loan and the deferral of post-October losses on passive foreign investment companies and currencies.

6. Market Risk:

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

ANNUAL REPORT	SEPTEMBER 30, 2008	29

Notes to Financial Statements (continued)

7. Capital Shares Transactions:

Transactions in shares for each year were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
Global Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,839,333	$136,929,369	107,709	$6,809,549
Shares issued in reinvestment of dividends	44,166	2,677,415	148,201	8,557,075

Total issued	1,883,499	139,606,784	255,910	15,366,624
Shares redeemed	(873,950)	(60,686,858)	(175,214)	(10,623,742)

Net increase	1,009,549	$78,919,926	80,696	$4,742,882

Investor A
Shares sold	7,408,833	$495,863,823	2,310,679	$132,240,360
Shares issued in reinvestment of dividends	1,758,021	98,308,999	3,358,743	180,834,342

Total issued	9,166,854	594,172,822	5,669,422	313,074,702
Shares redeemed	(6,200,250)	(394,977,968)	(4,582,767)	(258,498,908)

Net increase	2,966,604	$199,194,854	1,086,655	$54,575,794

Investor B
Shares sold	256,247	$14,709,333	131,472	$6,263,188
Shares issued in reinvestment of dividends	237,561	11,255,907	432,847	20,209,647

Total issued	493,808	25,965,240	564,319	26,472,835
Shares redeemed	(628,938)	(33,196,754)	(494,294)	(23,875,998)

Net increase (decrease)	(135,130)	$(7,231,514)	70,025	$2,596,837

Investor C
Shares sold	1,659,207	$97,391,961	233,977	$11,701,273
Shares issued in reinvestment of dividends	476,747	22,536,947	828,192	38,643,668

Total issued	2,135,954	119,928,908	1,062,169	50,344,941
Shares redeemed	(1,151,408)	(61,147,936)	(765,173)	(38,702,220)

Net increase	984,546	$58,780,972	296,996	$11,642,721

30	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

	Year Ended September 30, 2008		Year Ended September 30, 2007
All-Cap Global Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	9,052,749	$188,696,516	9,927,422	$155,386,527
Shares issued in reinvestment of dividends	838,728	16,866,827	625,701	9,760,937

Total issued	9,891,477	205,563,343	10,553,123	165,147,464
Shares redeemed	(9,226,778)	(206,600,458)	(4,082,144)	(64,114,699)

Net increase (decrease)	664,699	$(1,037,115)	6,470,979	$101,032,765

Service
Shares sold	249,773	$5,748,476	85,700	$1,364,577
Shares issued in reinvestment of dividends	3,119	62,170	3,489	54,010

Total issued	252,892	5,810,646	89,189	1,418,587
Shares redeemed	(129,909)	(2,707,905)	(82,364)	(1,256,285)

Net increase	122,983	$3,102,741	6,825	$162,302

Investor A
Shares sold	6,199,085	$136,305,042	6,090,574	$95,782,046
Shares issued in reinvestment of dividends	358,961	7,154,106	404,691	6,260,400

Total issued	6,558,046	143,459,148	6,495,265	102,042,446
Shares redeemed	(7,972,335)	(165,962,206)	(6,456,013)	(99,358,821)

Net increase (decrease)	(1,414,289)	$(22,503,058)	39,252	$2,683,625

Investor B
Shares sold	507,174	$10,924,000	502,744	$7,975,803
Shares issued in reinvestment of dividends	46,276	909,329	73,581	1,123,569

Total issued	553,450	11,833,329	576,325	9,099,372
Shares redeemed	(801,196)	(16,092,877)	(824,608)	(12,570,778)

Net decrease	(247,746)	$(4,259,548)	(248,283)	$(3,471,406)

Investor C
Shares sold	2,689,785	$57,811,060	3,313,554	$52,091,379
Shares issued in reinvestment of dividends	188,487	3,705,692	248,771	3,801,210

Total issued	2,878,272	61,516,752	3,562,325	55,892,589
Shares redeemed	(4,091,437)	(83,112,997)	(2,571,436)	(39,014,751)

Net increase (decrease)	(1,213,165)	$(21,596,245)	990,889	$16,877,838

There is a 2% redemption fee on shares of certain Portfolios redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Portfolio for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

ANNUAL REPORT	SEPTEMBER 30, 2008	31

Notes to Financial Statements (concluded)

8. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close on or before December 31, 2008.

Effective October 1, 2008, BlackRock Investments, Inc., an affiliate of the Advisor, replaced BDI as the distributor of the Fund. The service and distribution fees will not change as a result of this transaction.

32	ANNUAL REPORT	SEPTEMBER 30, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Global Resources and BlackRock All-Cap Global Resources Portfolios [two of the twenty-seven portfolios constituting the BlackRock Funds (the “Fund”), (collectively, the “Portfolios”)] as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2008

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Portfolios during the taxable period ended September 30, 2008:

	Payable Date	Qualified Dividend Income for Individuals*	Dividends Received Deduction for Corporations*	Short-Term Capital Gains Dividends for Non-U.S. Residents**
BlackRock Global Resources Portfolio	12/07/07	18.69%	10.79%	31.82%
BlackRock All-Cap Global Resources Portfolio	12/07/07	100.00%	100.00%	21.60%

*	The funds hereby designate the percentage indicated above or the maximum amount allowable by law.

**	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Portfolios distributed Long-Term Capital Gains per share as follows:

	Payable Date	Long-Term Capital Gain
BlackRock Global Resources Portfolio	12/07/07	$6.376341
BlackRock All-Cap Global Resources Portfolio	12/07/07	0.361371

ANNUAL REPORT	SEPTEMBER 30, 2008	33

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of BlackRock Funds (the “Fund”) met in person in April and June 2008 to consider the approval of the Fund’s investment advisory agreement with BlackRock Advisors, LLC (the “Advisor” or “BlackRock”), with respect to each of the portfolios of the Fund, including BlackRock Global Resources Portfolio and BlackRock All-Cap Global Resources Portfolio (each, a “Portfolio”) (the “Advisory Agreement”).

Activities and Composition of the Board

The Board of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are both Independent Trustees. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by, Independent Trustees.

The Advisory Agreement

Upon the consummation of the combination of BlackRock’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (the “Transaction”), the Fund entered into an Advisory Agreement with respect to each Portfolio with the Advisor with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of the Advisory Agreement’s initial two-year term, the Board is required to consider the continuation of the Advisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to each Portfolio by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Advisory Agreement, including the services and support provided to the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management’s and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Portfolios, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Portfolio’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement

The Approval Process: Prior to the April 16, 2008 meeting at which approval of the Advisory Agreement was to be considered, the Board requested and received materials specifically relating to the Advisory Agreement. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on each Portfolio’s fees and expenses and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper (“Peers”); (b) information on the profitability of the Advisory Agreement to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding each Portfolio’s shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 16, 2008 meeting, the Board requested and subsequently received from BlackRock (i) comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Portfolio profitability, Portfolio size and Portfolio fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings of the Portfolios, allocation of Portfolio brokerage fees (including the benefits of “soft dollars”), and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Portfolios. The Board did not identify any particular information as controlling, and each Trustee may have attributed different weights to the various items considered.

At an in-person meeting held on April 16, 2008, the Board discussed and considered the proposed renewal of the Advisory Agreement. As a result of the discussions, the Board requested and BlackRock provided additional information, as detailed above, in advance of the June 3-4, 2008 Board meeting. At the in-person meeting held on June 3-4, 2008, the Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement between the Advisor and the

34	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement

Fund with respect to each Portfolio for a one-year term ending June 30, 2009. The Board considered all factors it believed relevant with respect to each Portfolio, including, among other factors: (i) the nature, extent and quality of the services provided by BlackRock; (ii) the investment performance of the Portfolio and BlackRock portfolio management; (iii) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Portfolio; and (iv) economies of scale.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. The Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Portfolio’s portfolio management team discussing Portfolio performance and the Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally, and of each Portfolio’s portfolio management team; BlackRock’s portfolio trading capabilities; BlackRock’s use of technology; BlackRock’s commitment to compliance; and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock’s compensation structure with respect to the portfolio management teams of the Portfolios and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Portfolios. BlackRock and its affiliates provide the Portfolios with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Portfolios. In addition to investment advisory services, BlackRock and its affiliates provide the Portfolios with other services, including (a) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (b) assisting with daily accounting and pricing; (c) overseeing and coordinating the activities of other service providers; (d) organizing Board meetings and preparing the materials for such Board meetings; (e) providing legal and compliance support; and (f) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Portfolios and BlackRock: The Board, including the Independent Trustees, also reviewed and considered the performance history of each Portfolio. In preparation for the April 16, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to a representative group of similar funds as determined by Lipper and to all funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Portfolio throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the All-Cap Global Resources Portfolio, which commenced operations on February 16, 2005, performed above the median for its Peers for the one-year period and since inception. With respect to the Global Resources Portfolio, the Board noted that although the Portfolio performed below the median for the Portfolio’s peers during the one- and three-year periods due to the Portfolio’s small cap orientation, the Portfolio generated favorable absolute returns over those periods and has achieved top quartile returns over the life of the Portfolio.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with Each Portfolio: The Board, including the Independent Trustees, reviewed each Portfolio’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared each Portfolio’s total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Portfolios. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Portfolio and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Portfolio and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its

ANNUAL REPORT	SEPTEMBER 30, 2008	35

Disclosure of Investment Advisory Agreement (concluded)

obligations under the Advisory Agreement and to continue to provide the high quality of services that are expected by the Board.

The Board noted that the Global Resources Portfolio paid contractual advisory fees, prior to any expense reimbursements or fee waivers, lower than or equal to the median fees paid by the Portfolio’s Peers. The Board noted that the All-Cap Global Resources Portfolio paid contractual advisory fees higher than the median for its Peers.

The Board noted that BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Portfolio expenses on a class basis. The Board also took into account that each Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale.

D. Economies of Scale: The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Portfolios increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolios to participate in these economies of scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolios. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the anticipated efficiencies in the processes of BlackRock’s overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Board found, based on its review of comparable funds, that each Portfolio’s management fee is appropriate in light of the scale of the Portfolio.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock may derive from its relationship with the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research, obtained by soft dollars generated by transactions in the Portfolios, to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board approved the continuation of the Advisory Agreement between the Advisor and the Fund with respect to each Portfolio for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of each Portfolio and the Portfolio’s shareholders. In arriving at a decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolios reflect the results of several years of review by the Trustees and predecessor Trustees, and discussions between the Trustees (and predecessor Trustees) and BlackRock (and predecessor advisors). Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years.

36	ANNUAL REPORT	SEPTEMBER 30, 2008

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Co-Chair of the Board of Trustees and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 Funds 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Co-Chair of the Board of Trustees and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.	34 Funds 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Trustee	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Formerly Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.	34 Funds 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Trustee	Since 2004	Formerly Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 Funds 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Trustee and Member of the Audit Committee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005.	34 Funds 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 Funds 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Partner, Amarna Corporation, LLC (private investment company) since 2002; Director, WQED Multimedia (PBS and Multimedia, a not-for-profit company) since 2002; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partner, LP (private investment) since 1998.	34 Funds 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 Funds 81 Portfolios	None

ANNUAL REPORT	SEPTEMBER 30, 2008	37

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director of Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Formerly Trustee, State Street Research Mutual Funds from 1990 to 2005; Formerly, Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 Funds 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Chair of the Audit Committee and Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member/Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates since 2003; Formerly Director, Inter-Tel from 2006 to 2007.	34 Funds 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Trustee and Member of the Audit Committee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005. Director, Alkon Corporation (pneumatics) since 1992; Director, Indotronix International (IT services) since 2004; Director, Tippman Sports (recreation) since 2005.	34 Funds 81 Portfolios	None

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

Interested Trustees3

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	184 Funds 295 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 295 Portfolios	None

3	Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

38	ANNUAL REPORT	SEPTEMBER 30, 2008

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, Inc.

New York, NY 10022

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Co-Administrator and Transfer Agent

PNC Global Investment

Servicing (U.S.) Inc.

Wilmington, DE 19809

ANNUAL REPORT	SEPTEMBER 30, 2008	39

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Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

ANNUAL REPORT	SEPTEMBER 30, 2008	41

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and

403(b) Plans.

42	ANNUAL REPORT	SEPTEMBER 30, 2008

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	Opportunities Portfolio
BlackRock Equity Dividend Fund	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Focus Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Global Allocation Fund†	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Emerging Markets Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Financial Services Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio	BlackRock Income Builder Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	BlackRock Intermediate Government	BlackRock Strategic Income Portfolio
BlackRock High Income Fund	Bond Portfolio	BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	SEPTEMBER 30, 2008	43

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

EQUITY1-9/08-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BLACKROCK FUNDSSM
ANNUAL REPORT | SEPTEMBER 30, 2008

BlackRock Capital Appreciation Portfolio

BlackRock Aurora Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	SEPTEMBER 30, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines related to the housing market turmoil, volatile energy prices, and the escalating credit crisis. The news took an extraordinarily heavy tone in September as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has taken decisive action to restore liquidity and bolster financial market stability. Key moves included slashing the target federal funds rate 275 basis points (2.75%) between October 2007 and April 2008 and providing massive cash injections and lending programs. As the credit crisis took an extreme turn for the worse, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in early October in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility and generally posted losses for the current reporting period, with small-cap stocks faring noticeably better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably, decelerated at a faster pace than domestic equities — a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) amid an ongoing flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.85% by period-end as the financial market contagion widened. Tax-exempt issues underperformed overall, as problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets led to considerable weakness in the high yield sector.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses over the six- and 12-month reporting periods:

Total Returns as of September 30, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(10.87)%	(21.98)%
Small cap U.S. equities (Russell 2000 Index)	(0.54)%	(14.48)%
International equities (MSCI Europe, Australasia, Far East Index)	(22.35)%	(30.50)%
Fixed income (Barclays Capital U.S. Aggregate Index)*	(1.50)%	3.65%
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)*	(2.59)%	(1.87)%
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index)*	(6.77)%	(10.51)%

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary	Capital Appreciation Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	Portfolio results outperformed those of the benchmark Russell 1000 Growth Index for the 12-month period.

What factors influenced performance?

•

The U.S. stock market has fallen sharply since peaking in October 2007. Many factors have contributed to the weakness including: the U.S. subprime mortgage debt-led credit crisis that started in July 2007, signs of a global economic slowdown, and surging food and energy prices during much of the year. During this period, the Russell 1000 Growth Index entered bear market territory, falling 20.9% for the 12 months ended September 30, 2008. This unfavorable equity environment also produced disappointing absolute returns for the Portfolio; however, our strategy delivered significant outperformance relative to the benchmark. Stock selection in the healthcare and energy sectors, combined with positive sector positioning, accounted for the majority of the gains.

•

Within healthcare, our sector overweight, along with very strong stock selection in the biotechnology and pharmaceuticals subsectors, proved most advantageous. Top performers included Gilead Sciences, Inc. and Johnson & Johnson. In energy, our investment in exploration & production companies produced a return greater than 20% versus a 19% decline for the holdings in the benchmark. As energy prices surged in spring 2008, we trimmed the Portfolio’s exposure to the sector and protected much of our gains in holdings like CONSOL Energy, Inc. and EOG Resources, Inc. The consumer staples sector also yielded relative profits, as our overweight positioning in the sector and investment in Wal-Mart Stores, Inc. delivered strong returns.

•	In contrast, our allocation to the underperforming telecommunications services sector was the lone detractor from Portfolio results during the 12-month period.

Describe recent Portfolio activity.

•

Overall sector positioning evolved during the annual period. We significantly increased the Portfolio’s allocation to the energy and consumer staples sectors, while reducing its weightings in industrials and telecommunications services.

Describe Portfolio positioning at period-end.

•

As of September 30, 2008, the Portfolio is positioned defensively, with the largest overweights relative to the Russell 1000 Growth Index in the healthcare and consumer staples sectors. The most notable current underweights are in the industrials and information technology sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Ten Largest Holdings	Percent of Long-Term Investments
QUALCOMM, Inc.	5%
Wal-Mart Stores, Inc.	5
Schlumberger Ltd.	4
Cisco Systems, Inc.	4
Adobe Systems, Inc.	3
The Coca-Cola Co.	3
Johnson & Johnson	3
Danaher Corp.	3
Philip Morris International, Inc.	2
Abbott Laboratories	2

Five Largest Industries	Percent of Long-Term Investments
Computer Software & Services	10%
Oil & Gas	8
Retail Merchandising	8
Pharmaceuticals	8
Telecommunications	8

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Although the holdings and industries listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

4	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	Under normal market conditions, the Portfolio invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-size companies.

3	An index composed of those Russell 1000 securities with greater-than-average growth orientation, generally having higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(8.13)%	(16.26)%	(16.26)%	6.12%	6.12%	3.58%	3.58%
Investor A	(8.70)	(16.91)	(21.26)	5.64	4.51	3.15	2.60
Investor B	(8.72)	(17.32)	(21.04)	4.91	4.58	2.53	2.53
Investor C	(8.69)	(17.22)	(18.04)	4.99	4.99	2.45	2.45
Russell 1000 Growth Index	(11.23)	(20.88)	(20.88)	3.74	3.74	0.59	0.59

4	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[6]
Institutional	$1,000.00	$918.68	$3.36	$1,000.00	$1,021.46	$3.54
Investor A	$1,000.00	$913.01	$5.99	$1,000.00	$1,018.66	$6.34
Investor B	$1,000.00	$912.84	$8.95	$1,000.00	$1,015.53	$9.47
Investor C	$1,000.00	$913.13	$8.75	$1,000.00	$1,015.74	$9.26

5	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.70% for Institutional, 1.25% for Investor A, 1.87% for Investor B and 1.83% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	5

Portfolio Summary	Aurora Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	In a challenging and highly volatile market environment, Portfolio results underperformed those of the benchmark Russell 2500 Value Index for the 12-month period.

What factors influenced performance?

•

Stock selection and allocation within the consumer discretionary, financials and information technology (IT) sectors accounted for the majority of the Portfolio’s underperformance, and offset the positive effects of security selection and allocation decisions within consumer staples, healthcare and industrials.

•

Within consumer discretionary, an overweight and stock selection among hotels and casino operators detracted from comparative performance as these names are highly susceptible to slowing consumer spending. Stock selection and an underweight among household durables also hampered performance, as did a modest overweight to specialty retailers.

•

In the financials sector, an underweight and disappointing stock selection among commercial banks and real estate investment trusts (REITs) overshadowed the positive impact of stock selection and an underweight in thrift & mortgage finance. Meanwhile, in IT, the most notable detractors included select semiconductors, as well as Electronics for Imaging, Inc., a manufacturer of printing products.

•

On the positive side, an overweight and stock selection in consumer staples, particularly food and staples retailers, benefited comparative performance. BJ’s Wholesale Club, Inc. and Spartan Stores, Inc. performed well in this area. In the healthcare sector, stock selection and an overweight among healthcare providers and services names aided results, as did stock selection in pharmaceuticals. Within industrials, stock selection and an overweight in commercial services, along with stock selection in construction & engineering, proved advantageous.

Describe recent Portfolio activity.

•

Over the past 12 months, we reduced the Portfolio’s exposure to the industrials, consumer discretionary and financials sectors. In industrials, we trimmed construction & engineering holdings, as well as aerospace & defense names that had performed well. In consumer discretionary, we sold select hotels and casino operators and specialty retailers, as we expect these areas will continue to struggle over the near-term. Within financials, we reduced exposure primarily to REITs and commercial banks. However, we have added back to our financials holdings more recently, particularly within the thrift & mortgage finance, insurance and commercial bank areas, as valuations reached attractive levels. In IT, we exited several underperforming semiconductor positions and eliminated Electronics for Imaging.

Describe Portfolio positioning at period-end.

•

Given the challenging market environment, the Portfolio ended the period more defensively positioned with overweights in consumer staples (primarily food and personal products producers and food & staples retailers) and healthcare (mainly equipment & supplies and providers & services). The Portfolio was underweight in financials (especially REITs and commercial banks), utilities (electric and gas) and materials (chemicals and metals & mining).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Ten Largest Holdings	Percent of Long-Term Investments
Hain Celestial Group, Inc.	4%
The Brink’s Co.	4
The Hanover Insurance Group, Inc.	3
Magellan Health Services, Inc.	2
DENTSPLY International, Inc.	2
First Niagara Financial Group, Inc.	2
Ruddick Corp.	2
Wisconsin Energy Corp.	2
Scientific Games Corp. - Class A	2
Teledyne Technologies, Inc.	2

Five Largest Industries	Percent of Long-Term Investments
Retail Merchandising	10%
Business Services	10
Medical & Medical Services	8
Banks	7
Oil & Gas	6

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Although the holdings and industries listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

6	ANNUAL REPORT	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	Under normal market conditions, the Portfolio invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks.

3	An index composed of the Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w / o sales	w / sales	w / o sales	w / sales	w / o sales	w / sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	(7.41)%	(21.60)%	(21.60)%	5.91%	5.91%	12.00%	12.00%
Investor A	(7.61)	(21.92)	(26.02)	5.54	4.41	11.59	10.99
Investor B	(7.94)	(22.47)	(25.13)	4.77	4.61	10.92	10.92
Investor C	(7.89)	(22.50)	(23.09)	4.78	4.78	10.79	10.79
R	(7.47)	(21.90)	(21.90)	5.36	5.36	11.38	11.38
Russell 2500 Value Index	(2.44)	(15.79)	(15.79)	9.00	9.00	9.95	9.95

4	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[6]
Institutional	$1,000.00	$925.89	$5.05	$1,000.00	$1,019.69	$5.31
Investor A	$1,000.00	$923.95	$6.66	$1,000.00	$1,017.99	$7.01
Investor B	$1,000.00	$920.60	$10.45	$1,000.00	$1,013.99	$11.01
Investor C	$1,000.00	$921.13	$10.31	$1,000.00	$1,014.13	$10.87
R	$1,000.00	$925.32	$7.70	$1,000.00	$1,016.90	$8.10

5	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.05% for Institutional, 1.38% for Investor A, 2.18% for Investor B, 2.15% for Investor C and 1.60% for R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	7

About Portfolios’ Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. R Shares are available only to certain retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Portfolios may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of such Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing a Portfolio’s performance, but does not represent the actual performance of this share class.

Performance for the Capital Appreciation and Aurora Portfolios for the periods prior to January 31, 2005 is based on performance of certain former State Street Research mutual funds that reorganized with the Portfolios on that date.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2009.

8	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolios and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ANNUAL REPORT	SEPTEMBER 30, 2008	9

Schedule of Investments September 30, 2008	Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Brazil — 1.2%
Oil & Gas — 1.2%
Petroleo Brasileiro SA - ADR	62,393	$2,742,172

Israel — 1.0%
Computer Software & Services — 1.0%
Check Point Software Technologies(a)	108,000	2,455,920

United States — 97.4%
Aerospace — 1.1%
Northrop Grumman Corp.	42,900	2,597,166

Banks — 0.9%
JPMorgan Chase & Co.	46,900	2,190,230

Beverages & Bottling — 4.1%
The Coca-Cola Co.	133,354	7,051,760
PepsiCo, Inc.	35,600	2,537,212

		9,588,972

Business Services — 2.1%
Apollo Group, Inc. - Class A(a)	63,900	3,789,270
Fluor Corp.	19,200	1,069,440

		4,858,710

Computer & Office Equipment — 5.6%
Apple, Inc.(a)	43,146	4,903,974
Cisco Systems, Inc.(a)	368,280	8,308,397

		13,212,371

Computer Software & Services — 9.4%
Activision Blizzard, Inc.(a)(b)	352,400	5,437,532
Adobe Systems, Inc.(a)	192,729	7,607,014
Google, Inc. - Class A(a)	13,194	5,284,461
Salesforce.com, Inc.(a)	76,779	3,716,103

		22,045,110

Energy & Utilities — 1.3%
Exelon Corp.	50,051	3,134,194

Finance — 1.8%
CME Group, Inc.	3,500	1,300,285
The Western Union Co.	122,808	3,029,673

		4,329,958

Food & Agriculture — 1.4%
Monsanto Co.	33,240	3,290,095

Machinery & Heavy Equipment — 0.6%
Joy Global, Inc.	30,000	1,354,200

Manufacturing — 6.9%
BorgWarner, Inc.	48,500	1,589,345
Clorox Co.	23,700	1,485,753
Cummins, Inc.	68,800	3,007,936
Danaher Corp.	91,800	6,370,920
Honeywell International, Inc.	89,418	3,715,318

		16,169,272

Medical & Medical Services — 5.5%
Henry Schein, Inc.(a)	64,000	3,445,760
Medco Health Solutions, Inc.(a)	86,522	3,893,490
Thermo Fisher Scientific, Inc.(a)	99,600	5,478,000

		12,817,250

Medical Instruments & Supplies — 6.1%
C.R. Bard, Inc.	20,300	1,925,861
DENTSPLY International, Inc.	50,900	1,910,786
Johnson & Johnson	92,100	6,380,688
Medtronic, Inc.	84,100	4,213,410

		14,430,745

Metal & Mining — 4.1%
Agnico-Eagle Mines Ltd.	60,100	3,309,707
CONSOL Energy, Inc.	25,687	1,178,776
Freeport-McMoRan Copper & Gold, Inc.	44,537	2,531,928
Massey Energy Co.	75,286	2,685,452

		9,705,863

Oil & Gas — 7.1%
Cameron International Corp.(a)	102,000	3,931,080
EOG Resources, Inc.	24,220	2,166,721
Schlumberger Ltd.	116,937	9,131,611
Transocean, Inc.(a)	13,305	1,461,421

		16,690,833

Pharmaceuticals — 7.8%
Abbott Laboratories	96,900	5,579,502
Celgene Corp.(a)	79,500	5,030,760
Genzyme Corp.(a)	42,800	3,462,092
Gilead Sciences, Inc.(a)	93,700	4,270,846

		18,343,200

Restaurants — 2.1%
Burger King Holdings, Inc.	87,100	2,139,176
McDonald’s Corp.	45,800	2,825,860

		4,965,036

Retail Merchandising — 8.1%
CVS Caremark Corp.	71,100	2,393,226
Kohl’s Corp.(a)	71,640	3,301,171
Ross Stores, Inc.	73,370	2,700,750
Wal-Mart Stores, Inc.	176,486	10,569,746

		18,964,893

Security Brokers & Dealers — 2.0%
Janus Capital Group, Inc.	188,383	4,573,939

Portfolios Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names of many of the securities have been abbreviated according to the list on the right.	ADR	American Depository Receipts
	LLC	Limited Liability Company
	REIT	Real Estate Investment Trust

See Notes to Financial Statements.

10	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (concluded)	Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (concluded)
Semiconductors & Related Devices — 3.5%
Broadcom Corp. - Class A(a)	82,100	$1,529,523
Lam Research Corp.(a)	46,217	1,455,373
Marvell Technology Group Ltd.(a)	165,600	1,540,080
PMC-Sierra, Inc.(a)	498,457	3,698,551

		8,223,527

Soaps & Cosmetics — 4.1%
Avon Products, Inc.	110,000	4,572,700
Procter & Gamble Co.	71,900	5,010,711

		9,583,411

Telecommunications — 7.5%
American Tower Corp. - Class A(a)(b)	134,914	4,852,857
AT&T, Inc.	38,148	1,065,092
QUALCOMM, Inc.	272,806	11,722,474

		17,640,423

Tobacco — 2.5%
Philip Morris International, Inc.	119,840	5,764,304

Transportation — 1.0%
Expeditors International of Washington, Inc.(b)	66,928	2,331,772

Waste Management — 0.8%
Waste Management, Inc.	59,300	1,867,357

		228,672,831

Total Common Stocks (Cost — $229,798,715) — 99.6%		233,870,923

	Beneficial Interest/ Par/Shares (000)
Short-Term Securities
BlackRock Liquidity Series, LLC Money Market Series, 2.66%(c)(d)(e)	$9,760	9,760,350
Federal Home Loan Bank, Discount Notes, 0.10%, 10/01/08(f)	300	300,000
TCW Money Market Fund, 2.41%(e)	4,671	4,670,819

Total Short-Term Securities (Cost — $14,731,169) — 6.2%		14,731,169

Total Investments (Cost — $244,529,884*) — 105.8%		248,602,092
Liabilities in Excess of Other Assets — (5.8)%		(13,733,581)

Net Assets — 100.0%		$234,868,511

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$246,071,971

Gross unrealized appreciation	$20,993,006
Gross unrealized depreciation	(18,462,885)

Net unrealized appreciation	$2,530,121

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Series, LLC Money Market Series	$9,760,350	$101,949

(d)	Security purchased with the cash proceeds from securities loans.

(e)	Represents current yield as of report date.

(f)	The rate shown is the effective yield on the discount notes at the time of purchase.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	11

Schedule of Investments September 30, 2008	Aurora Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Canada — 1.7%
Entertainment & Leisure — 0.8%
Lions Gate Entertainment Corp.	745,700	$6,785,870

Retail Merchandising — 0.9%
Lululemon Athletica, Inc.(a)(b)	305,500	7,035,665

		13,821,535

Ireland — 0.8%
Computer Software & Services — 0.8%
SkillSoft Plc - ADR(a)	572,265	5,985,892

Netherlands — 0.7%
Oil & Gas — 0.7%
Core Laboratories NV	51,300	5,197,716

Singapore — 0.6%
Semiconductors & Related Devices — 0.6%
Verigy Ltd.	312,200	5,082,616

United States — 93.7%
Aerospace — 4.1%
Curtiss-Wright Corp.	143,100	6,503,895
Orbital Sciences Corp.(a)	487,777	11,692,015
Teledyne Technologies, Inc.(a)	245,500	14,032,780

		32,228,690

Banks — 6.5%
First Niagara Financial Group, Inc.	963,500	15,175,125
KeyCorp	510,222	6,092,051
People’s United Financial, Inc.	578,804	11,141,977
Sterling Bancshares, Inc.	935,121	9,772,014
United Bankshares, Inc.	270,160	9,455,600

		51,636,767

Business Services — 9.4%
Acxiom Corp.	543,039	6,809,709
The Brink’s Co.	463,751	28,298,086
Convergys Corp.(a)	584,969	8,645,842
Corrections Corp. of America(a)	187,000	4,646,950
Forrester Research, Inc.(a)	277,500	8,136,300
Lender Processing Services, Inc.	263,500	8,042,020
PHH Corp.(a)	472,825	6,283,844
Rollins, Inc.	177,000	3,359,460

		74,222,211

Chemicals — 1.0%
Albemarle Corp.	262,800	8,104,752

Computer Software & Services — 1.4%
Lawson Software, Inc.(a)	958,800	6,711,600
Teradata Corp.(a)	207,900	4,054,050

		10,765,650

Construction — 0.5%
Lennar Corp. - Class A	281,500	4,275,985

Containers — 2.4%
Crown Holdings, Inc.(a)	392,700	8,721,867
Silgan Holdings, Inc.	192,100	9,814,389

		18,536,256

Energy & Utilities — 4.2%
Integrys Energy Group, Inc.	84,655	4,227,671
ITC Holdings Corp.	199,858	10,346,648
Vectren Corp.	141,700	3,946,345
Wisconsin Energy Corp.	333,200	14,960,680

		33,481,344

Entertainment & Leisure — 3.7%
LeapFrog Enterprises, Inc.(a)(b)	426,000	4,498,560
Morgans Hotel Group Co.(a)	252,793	2,757,972
Orient-Express Hotels Ltd. - Class A	281,202	6,785,404
Scientific Games Corp. - Class A(a)	646,754	14,888,277

		28,930,213

Finance — 4.0%
Affiliated Managers Group, Inc.(a)	73,400	6,081,190
Astoria Financial Corp.	649,260	13,459,160
Jefferies Group, Inc.	545,500	12,219,200

		31,759,550

Food & Agriculture — 5.1%
Dean Foods Co.(a)	516,800	12,072,448
Hain Celestial Group, Inc.(a)(b)	1,032,208	28,416,686

		40,489,134

Insurance — 5.9%
The Hanover Insurance Group, Inc.	454,930	20,708,414
HCC Insurance Holdings, Inc.	481,600	13,003,200
Platinum Underwriters Holdings Ltd.	357,577	12,686,832

		46,398,446

Machinery & Heavy Equipment — 2.0%
Albany International Corp. - Class A	224,200	6,127,386
Lufkin Industries, Inc.	123,374	9,789,727

		15,917,113

Manufacturing — 5.8%
Chattem, Inc.(a)(b)	153,800	12,024,084
Hexcel Corp.(a)	230,800	3,159,652
Lennox International, Inc.(b)	88,300	2,937,741
Polo Ralph Lauren Corp.(b)	118,200	7,876,848
Teleflex, Inc.	152,700	9,694,923
Watson Wyatt Worldwide, Inc. - Class A(b)	204,797	10,184,555

		45,877,803

Medical & Medical Services — 7.4%
Amedisys, Inc.(a)	176,800	8,604,856
DaVita, Inc.(a)	243,100	13,859,131
The GEO Group, Inc.(a)	185,400	3,746,934
Health Management Assoc., Inc.(a)	962,900	4,005,664
Magellan Health Services, Inc.(a)	443,400	18,206,004
Pediatrix Medical Group, Inc.(a)	185,900	10,023,728

		58,446,317

Medical Instruments & Supplies — 3.4%
The Cooper Cos., Inc.	260,909	9,069,197
DENTSPLY International, Inc.	468,451	17,585,650

		26,654,847

Motor Vehicles — 1.7%
LKQ Corp.(a)	604,547	10,259,163
Oshkosh Corp.	246,600	3,245,256

		13,504,419

See Notes to Financial Statements.

12	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (concluded)	Aurora Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (concluded)
Oil & Gas — 5.3%
Cal Dive International, Inc.(a)(b)	427,700	$4,533,620
GMX Resources, Inc.(a)	117,400	5,611,720
Oceaneering International, Inc.(a)	88,300	4,708,156
Penn Virginia Corp.	141,800	7,577,792
Southwest Gas Corp.(b)	409,466	12,390,441
Swift Energy Co.(a)	180,600	6,987,414

		41,809,143

Pharmaceuticals — 0.8%
Dyax Corp.(a)	1,422,010	6,256,844

Plastics — 1.7%
Temple-Inland, Inc.	855,100	13,048,826

Real Estate — 1.0%
Annaly Capital Management, Inc. (REIT)	291,500	3,920,675
Centex Corp.	249,634	4,044,071

		7,964,746

Retail Merchandising — 8.6%
AnnTaylor Stores Corp.(a)	374,500	7,729,680
BJ’s Wholesale Club, Inc.(a)(b)	254,900	9,905,414
Collective Brands, Inc.(a)	330,100	6,044,131
Copart, Inc.(a)	245,000	9,310,000
Fossil, Inc.(a)	352,200	9,942,606
Ruddick Corp.	463,300	15,034,085
Sally Beauty Holdings, Inc.(a)(b)	213,600	1,836,960
Spartan Stores, Inc.	329,500	8,197,960

		68,000,836

Security Brokers & Dealers — 0.3%
Piper Jaffray Cos., Inc.(a)(b)	62,577	2,706,455

Semiconductors & Related Devices — 1.0%
ON Semiconductor Corp.(a)(b)	1,192,700	8,062,652

Soaps & Cosmetics — 1.7%
Alberto-Culver Co.	489,000	13,320,360

Telecommunications — 3.5%
Anixter International, Inc.(a)	211,100	12,562,561
Arris Group, Inc.(a)(b)	1,240,200	9,586,746
Polycom, Inc.(a)	252,400	5,838,012

		27,987,319

Waste Management — 1.3%
Waste Connections, Inc.(a)	308,800	10,591,840

		740,978,518

Total Common Stocks (Cost — $769,583,004) — 97.5%		771,066,277

	Beneficial Interest/ Par/Shares (000)
Short-Term Securities
BlackRock Liquidity Series, LLC Money Market
Series, 2.66%(c)(d)(e)	$56,355	56,355,400
Federal Home Loan Bank, Discount Notes,
0.10%, 10/01/08(f)	1,700	1,700,000
0.75%, 10/09/08(f)	500	499,917
TCW Money Market Fund, 2.41%(e)	80	79,691

Total Short-Term Securities (Cost — $58,635,008) — 7.4%		58,635,008

Total Investments (Cost — $828,218,012*) — 104.9%		$829,701,285
Liabilities in Excess of Other Assets — (4.9)%		(38,983,986)

Net Assets — 100.0%		$790,717,299

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$845,776,430

Gross unrealized appreciation	$34,632,285
Gross unrealized depreciation	(50,707,430)

Net unrealized depreciation	$(16,075,145)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Series, LLC Money Market Series	$56,355,400	$1,886,527

(d)	Security purchased with the cash proceeds from securities loans.

(e)	Represents current yield as of report date.

(f)	The rate shown is the effective yield on the discount notes at the time of purchase.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	13

Statements of Assets and Liabilities

September 30, 2008	Capital Appreciation Portfolio	Aurora Portfolio
Assets
Investments at value - unaffiliated[1,2]	$238,841,742	$773,345,885
Investments at value - affiliated[3]	9,760,350	56,355,400
Foreign currency at value[4]	—	568
Investments sold receivable	4,751,890	47,241,157
Capital shares sold receivable	632,284	165,026
Dividends and reclaims receivable	217,681	710,564
Securities lending income receivable - affiliated	8,246	205,030
Receivable from advisor	1,072	2,491
Prepaid expenses	27,027	79,844
Other assets	—	17,413

Total assets	254,240,292	878,123,378

Liabilities
Collateral at value - securities loaned	9,760,350	56,355,400
Capital shares redeemed payable	7,409,289	4,817,496
Investments purchased payable	1,793,302	24,280,480
Other affiliates payable	185,526	804,877
Investment advisory fees payable	109,856	606,259
Service and distribution fees payable	65,557	402,754
Officer’s and Trustees’ fees payable	6,201	11,548
Other accrued expenses payable	41,700	127,265

Total liabilities	19,371,781	87,406,079

Net Assets	$234,868,511	$790,717,299

Net Assets Consist of
Paid-in capital	$283,141,683	$913,212,533
Undistributed net investment income	472,929	5,461,698
Accumulated net realized loss	(52,818,309)	(129,440,206)
Net unrealized appreciation/depreciation	4,072,208	1,483,274

Net Assets	$234,868,511	$790,717,299

[1] Investments at cost - unaffiliated	$234,769,534	$771,862,612
[2] Securities loaned at value	10,006,119	53,810,021
[3] Investments at cost - affiliated	9,760,350	56,355,400
[4] Foreign currency at cost	—	567

See Notes to Financial Statements.

14	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Assets and Liabilities (concluded)

September 30, 2008	Capital Appreciation Portfolio	Aurora Portfolio
Net Asset Value
Institutional:
Net Assets	$77,323,099	$81,399,743
Shares outstanding, unlimited number of shares authorized, $0.001 par value	5,071,368	4,176,724
Net Asset Value	$15.25	$19.49
Investor A:
Net Assets	$125,521,065	$481,193,133
Shares outstanding, unlimited number of shares authorized, $0.001 par value	8,602,198	26,936,463
Net Asset Value	$14.59	$17.86
Investor B:
Net Assets	$19,663,123	$119,213,151
Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,455,495	8,361,819
Net Asset Value	$13.51	$14.26
Investor C:
Net Assets	$12,361,224	$107,555,379
Shares outstanding, unlimited number of shares authorized, $0.001 par value	911,398	7,547,230
Net Asset Value	$13.56	$14.25
R:
Net Assets	—	$1,355,893
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	76,503
Net Asset Value	—	$17.72

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	15

Statements of Operations

Year Ended September 30, 2008	Capital Appreciation Portfolio	Aurora Portfolio
Investment Income
Dividends and reclaims	$2,827,216	$8,678,036
Interest	—	93,368
Interest from affiliates	4,768	21,035
Securities lending from affiliates	101,949	1,886,527
Foreign taxes withheld	(1,249)	(70,272)

Total investment income	2,932,684	10,608,694

Expenses
Investment advisory	1,696,746	9,333,725
Service and distribution - class specific	816,790	4,909,180
Transfer agent - class specific	483,237	2,671,444
Administration	195,778	755,515
Administration - class specific	65,261	261,651
Printing	61,430	325,524
Registration	44,429	64,400
Professional	32,696	45,813
Custodian	26,948	103,206
Officer and Trustees	26,157	39,044
Miscellaneous	17,088	43,385

Total expenses	3,466,560	18,552,887
Less fees waived by advisor	(274,008)	—
Less administration fees waived - class specific	(20,846)	(197,630)
Less transfer agent fees waived - class specific	(3,442)	(147,874)
Less transfer agent fees reimbursed - class specific	(16,365)	(496,734)
Less fees paid indirectly	(1,298)	(5,567)

Total expenses after waivers, reimbursement and fees paid indirectly	3,150,601	17,705,082

Net investment loss	(217,917)	(7,096,388)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	9,419,750	(100,266,217)
Payment from affiliate	—	139,965
Foreign currency transactions	—	(6,657)

	9,419,750	(100,132,909)

Net change in unrealized appreciation/depreciation on:
Investments	(56,576,048)	(166,082,818)
Foreign currency transactions	—	(1,311)

	(56,576,048)	(166,084,129)

Total realized and unrealized loss	(47,156,298)	(266,217,038)

Net Decrease in Net Assets Resulting from Operations	$(47,374,215)	$(273,313,426)

See Notes to Financial Statements.

16	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Changes in Net Assets

	Capital Appreciation Portfolio		Aurora Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2008	2007	2008	2007
Operations
Net investment loss	$(217,917)	$(666,814)	$(7,096,388)	$(3,178,029)
Net realized gain (loss)	9,419,750	31,968,707	(100,132,909)	290,550,794
Net change in unrealized appreciation/depreciation	(56,576,048)	17,539,588	(166,084,129)	(31,422,518)

Net increase (decrease) in net assets resulting from operations	(47,374,215)	48,841,481	(273,313,426)	255,950,247

Distributions to Shareholders From
Tax return of capital:
Institutional	—	—	(1,127,041)	—
Investor A	—	—	(6,120,894)	—
Investor B	—	—	(2,063,828)	—
Investor C	—	—	(1,733,899)	—
R	—	—	(10,832)	—
Net realized gain:
Institutional	—	—	(30,668,524)	(39,020,242)
Service	—	—	—	(6,428)
Investor A	—	—	(162,487,528)	(348,851,877)
Investor B	—	—	(52,727,334)	(110,014,015)
Investor C	—	—	(44,412,046)	(91,436,852)
R	—	—	(294,567)	(6,360)

Decrease in net assets resulting from distributions to shareholders	—	—	(301,646,493)	(589,335,774)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	16,036,638	(31,677,089)	(137,141,667)	(119,171,388)

Redemption Fees
Redemption fees	1,487	—	7,015	57,126

Net Assets
Total increase (decrease) in net assets	(31,336,090)	17,164,392	(712,094,571)	(452,499,789)
Beginning of year	266,204,601	249,040,209	1,502,811,870	1,955,311,659

End of year	$234,868,511	$266,204,601	$790,717,299	$1,502,811,870

End of year undistributed net investment income (loss)	$472,929	$—	$5,461,698	$(25,991)

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	17

Financial Highlights	Capital Appreciation Portfolio

	Institutional
	Year Ended September 30,			Period November 1, 2004 to September 30, 2005	Year Ended October 31,
	2008	2007	2006		2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$18.21	$14.91	$14.19	$12.78	$12.17	$10.14

Net investment income (loss)	0.07 [1]	0.06 [1]	— [1]	0.05 [1]	(0.04)	(0.02)
Net realized and unrealized gain (loss)	(3.03)	3.24	0.72	1.36	0.65	2.05

Net increase (decrease) from investment operations	(2.96)	3.30	0.72	1.41	0.61	2.03

Redemption fees added to paid-in capital	0.00 [2]	—	0.00 [2]	0.00 [2]	—	—

Net asset value, end of period	$15.25	$18.21	$14.91	$14.19	$12.78	$12.17

Total Investment Return
Based on net asset value	(16.26)%[3]	22.13%[3]	5.07%[3]	11.03%[3,4,5]	5.01%	20.02%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	0.70%	0.75%	0.95%	1.05%[6]	1.14%	1.08%

Total expenses	0.85%	0.88%	1.00%	1.15%[6]	1.14%	1.08%

Net investment income (loss)	0.42%	0.38%	0.00%	0.43%[6]	(0.31)%	(0.19)%

Supplemental Data
Net assets, end of period (000)	$77,323	$71,072	$48,146	$52,154	$52,399	$60,878

Portfolio turnover	80%	97%	87%	70%	91%	113%

	Investor A
	Year Ended September 30,			Period November 1, 2004 to September 30, 2005	Year Ended October 31,
	2008	2007	2006		2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$17.56	$14.46	$13.82	$12.47	$11.91	$9.96

Net investment income (loss)	(0.02)[1]	(0.02)[1]	(0.06)[1]	0.02 [1]	(0.08)	(0.05)
Net realized and unrealized gain (loss)	(2.95)	3.12	0.70	1.33	0.64	2.00

Net increase (decrease) from investment operations	(2.97)	3.10	0.64	1.35	0.56	1.95

Redemption fees added to paid-in capital	0.00 [2]	—	0.00 [2]	0.00 [2]	—	—

Net asset value, end of period	$14.59	$17.56	$14.46	$13.82	$12.47	$11.91

Total Investment Return
Based on net asset value[7]	(16.91)%[3]	21.44%[3]	4.63%[3]	10.83%[3,4,5]	4.70%	19.58%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.23%	1.28%	1.35%	1.31%[6]	1.44%	1.38%

Total expenses	1.33%	1.35%	1.53%	1.48%[6]	1.44%	1.38%

Net investment income (loss)	(0.10)%	(0.16)%	(0.40)%	0.21%[6]	(0.62)%	(0.47)%

Supplemental Data
Net assets, end of period (000)	$125,521	$131,712	$112,737	$120,371	$99,435	$103,247

Portfolio turnover	80%	97%	87%	70%	91%	113%

See Notes to Financial Statements.

18	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	Capital Appreciation Portfolio

	Investor B
	Year Ended September 30,			Period November 1, 2004 to September 30, 2005	Year Ended October 31,
	2008	2007	2006		2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$16.34	$13.56	$13.06	$11.86	$11.41	$9.61

Net investment loss	(0.14)[1]	(0.14)[1]	(0.16)[1]	(0.06)[1]	(0.15)	(0.12)
Net realized and unrealized gain (loss)	(2.69)	2.92	0.66	1.26	0.60	1.92

Net increase (decrease) from investment operations	(2.83)	2.78	0.50	1.20	0.45	1.80

Redemption fees added to paid-in capital	0.00 [2]	—	0.00 [2]	0.00 [2]	—	—

Net asset value, end of period	$13.51	$16.34	$13.56	$13.06	$11.86	$11.41

Total Investment Return
Based on net asset value[7]	(17.32)%[3]	20.50%[3]	3.83%[3]	10.12%[3,5,8]	3.94%	18.73%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.00%	2.07%	2.10%	2.05%[6]	2.14%	2.08%

Total expenses	2.11%	2.20%	2.20%	2.15%[6]	2.14%	2.08%

Net investment loss	(0.87)%	(0.95)%	(1.16)%	(0.53)%[6]	(1.31)%	(1.17)%

Supplemental Data
Net assets, end of period (000)	$19,663	$48,260	$71,078	$85,465	$97,938	$108,125

Portfolio turnover	80%	97%	87%	70%	91%	113%

	Investor C
	Year Ended September 30,			Period November 1, 2004 to September 30, 2005	Year Ended October 31,
	2008	2007	2006		2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$16.38	$13.57	$13.06	$11.86	$11.41	$9.61

Net investment loss	(0.11)[1]	(0.12)[1]	(0.15)[1]	(0.06)[1]	(0.15)	(0.11)
Net realized and unrealized gain (loss)	(2.71)	2.93	0.66	1.26	0.60	1.91

Net increase (decrease) from investment operations	(2.82)	2.81	0.51	1.20	0.45	1.80

Redemption fees added to paid-in capital	0.00 [2]	—	0.00 [2]	0.00 [2]	—	—

Net asset value, end of period	$13.56	$16.38	$13.57	$13.06	$11.86	$11.41

Total Investment Return
Based on net asset value[7]	(17.22)%[3]	20.71%[3]	3.91%[3]	10.12%[3,5,8]	3.94%	18.73%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.85%	1.92%	2.04%	2.05%[6]	2.14%	2.08%

Total expenses	1.96%	1.99%	2.10%	2.15%[6]	2.14%	2.08%

Net investment loss	(0.73)%	(0.80)%	(1.10)%	(0.51)%[6]	(1.30)%	(1.15)%

Supplemental Data
Net assets, end of period (000)	$12,361	$15,160	$17,079	$20,570	$23,854	$30,516

Portfolio turnover	80%	97%	87%	70%	91%	113%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4	The total return includes an increase of 0.08% related to payments made by the previous investment advisor prior to January 31, 2005.

5	Aggregate total investment return.

6	Annualized.

7	Total investment returns exclude the effects of sales charges.

8	The total return includes an increase of 0.09% related to payments made by the previous investment advisor prior to January 31, 2005.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	19

Financial Highlights (continued)	Aurora Portfolio

	Institutional
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$30.87	$37.15	$43.43	$40.71	$33.18

Net investment income (loss)	(0.02)[1]	0.10 [1]	0.08 [1]	(0.04)[1]	(0.11)
Net realized and unrealized gain (loss)	(5.34)	4.82	1.13	6.60	7.66

Net increase (decrease) from investment operations	(5.36)	4.92	1.21	6.56	7.55

Dividends and distributions from:
Tax return of capital	(0.21)	—	—	—	—
Net realized gain	(5.81)	(11.20)	(7.49)	(3.84)	(0.02)

Total dividends and distributions	(6.02)	(11.20)	(7.49)	(3.84)	(0.02)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of year	$19.49	$30.87	$37.15	$43.43	$40.71

Total Investment Return
Based on net asset value	(21.60)%[3,4]	14.86%[4]	3.40%[4]	16.62%[4]	22.75%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.05%	1.01%	1.06%	1.14%	1.10%

Total expenses	1.28%	1.11%	1.07%	1.14%	1.10%

Net investment income (loss)	(0.08)%	0.32%	0.22%	(0.09)%	(0.27)%

Supplemental Data
Net assets, end of year (000)	$81,400	$169,479	$153,103	$165,837	$197,475

Portfolio turnover	147%	134%	142%	73%	33%

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$28.75	$35.39	$41.88	$39.49	$32.28	$24.06	$31.48	$38.32	$36.67	$30.19

Net investment income (loss)	(0.10)[1]	0.01 [1]	(0.05)[1]	(0.16)[1]	(0.22)	(0.21)[1]	(0.19)[1]	(0.29)[1]	(0.40)[1]	(0.45)
Net realized and unrealized gain (loss)	(4.91)	4.55	1.05	6.39	7.45	(3.92)	3.97	0.94	5.89	6.95

Net increase (decrease) from investment operations	(5.01)	4.56	1.00	6.23	7.23	(4.13)	3.78	0.65	5.49	6.50

Dividends and distributions from:
Tax return of capital	(0.21)	—	—	—	—	(0.21)	—	—	—	—
Net realized gain	(5.67)	(11.20)	(7.49)	(3.84)	(0.02)	(5.46)	(11.20)	(7.49)	(3.84)	(0.02)

Total dividends and distributions	(5.88)	(11.20)	(7.49)	(3.84)	(0.02)	(5.67)	(11.20)	(7.49)	(3.84)	(0.02)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of year	$17.86	$28.75	$35.39	$41.88	$39.49	$14.26	$24.06	$31.48	$38.32	$36.67

Total Investment Return
Based on net asset value[5]	(21.92)%[3,4]	14.48%[4]	2.95%[4]	16.28%[4]	22.39%	(22.47)%[3,4]	13.56%[4]	2.18%[4]	15.44%[4]	21.53%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.42%	1.39%	1.44%	1.40%	1.40%	2.18%	2.16%	2.19%	2.14%	2.10%

Total expenses	1.45%	1.40%	1.56%	1.47%	1.40%	2.32%	2.24%	2.23%	2.15%	2.10%

Net investment income (loss)	(0.44)%	0.03%	(0.15)%	(0.36)%	(0.57)%	(1.21)%	(0.75)%	(0.90)%	(1.10)%	(1.27)%

Supplemental Data
Net assets, end of year (000)	$481,193	$871,699	$1,189,440	$1,690,497	$2,169,836	$119,213	$250,672	$329,207	$436,642	$470,430

Portfolio turnover	147%	134%	142%	73%	33%	147%	134%	142%	73%	33%

See Notes to Financial Statements.

20	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (concluded)	Aurora Portfolio

	Investor C					R
	Year Ended September 30,					Year Ended September 30, 2008	Period October 2, 2006[6] to September 30, 2007
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$24.07	$31.47	$38.32	$36.67	$30.18	$28.70	$35.21

Net investment loss	(0.21)[1]	(0.18)[1]	(0.29)[1]	(0.42)[1]	(0.45)	(0.13)[1]	(0.16)[1]
Net realized and unrealized gain (loss)	(3.93)	3.98	0.93	5.91	6.96	(4.83)	4.85

Net increase (decrease) from investment operations	(4.14)	3.80	0.64	5.49	6.51	(4.96)	4.69

Dividends and distributions from:
Tax return of capital	(0.21)	—	—	—	—	(0.21)	—
Net realized gain	(5.47)	(11.20)	(7.49)	(3.84)	(0.02)	(5.81)	(11.20)

Total dividends and distributions	(5.68)	(11.20)	(7.49)	(3.84)	(0.02)	(6.02)	(11.20)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—	0.00 [2]	0.00 [2]

Net asset value, end of period	$14.25	$24.07	$31.47	$38.32	$36.67	$17.72	$28.70

Total Investment Return
Based on net asset value	(22.50)%[3,4,5]	13.64%[4,5]	2.16%[4,5]	15.45%[4,5]	21.57%[5]	(21.90)%[3,4]	14.87%[4,7]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.17%	2.13%	2.19%	2.14%	2.10%	1.58%	1.50%[8]

Total expenses	2.23%	2.17%	2.22%	2.15%	2.10%	1.71%	1.50%[8]

Net investment loss	(1.20)%	(0.72)%	(0.90)%	(1.10)%	(1.27)%	(0.60)%	(0.57)%[8]

Supplemental Data
Net assets, end of period (000)	$107,555	$209,820	$283,562	$405,952	$493,980	$1,356	$1,141

Portfolio turnover	147%	134%	142%	73%	33%	147%	134%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Payment from affiliate of $139,965 received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Total investment returns exclude the effects of sales charges.

6	Commencement of operations.

7	Aggregate total investment return.

8	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	21

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2008, the Fund had 27 registered portfolios, of which the BlackRock Capital Appreciation Portfolio (“Capital Appreciation”) and BlackRock Aurora Portfolio (“Aurora”), (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. R Shares are sold without a sales charge and only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Investor A, Investor B, Investor C and R Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day. The Portfolios value their investments in the BlackRock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based upon their pre-rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•

Foreign currency exchange contracts - The Portfolios may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Currency contracts, when used by a Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Each Portfolio reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual method. The Portfolios amortize all premiums and discounts on debt securities. Income, realized and unrealized gains and losses of a Portfolio are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates. Certain dividends from net realized gain for Aurora have been reclassified to distributions from tax return of capital.

22	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

Securities Lending: The Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the United States government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The Portfolios typically receive the income on the loaned securities but do not receive the income on the collateral. Where the Portfolios receive cash collateral, they may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolios may receive a flat fee for their loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities either in the event of borrower default or in the event of losses on investments made with cash collateral.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective March 31, 2008, the Portfolios implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to each Portfolio, and has determined that the adoption of FIN 48 does not have a material impact on each Portfolio’s financial statements. The Portfolios file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s U.S. federal tax returns remains open for the years ended September 30, 2005 through September 30, 2007. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “FSP”), was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to one of the Portfolios or classes are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreements and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

Average Daily Net Assets	Capital Appreciation	Aurora
First $1 Billion	0.650%	0.850%
$1 Billion - $2 Billion	0.600	0.800
$2 Billion - $3 Billion	0.575	0.750
Greater Than $3 Billion	0.550	0.700

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2009, in order to limit expenses. These expense limits

ANNUAL REPORT	SEPTEMBER 30, 2008	23

Notes to Financial Statements (continued)

apply to the aggregate expenses incurred on a share class (excluding; interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

Share Classes	Capital Appreciation	Aurora
Institutional	0.70%	1.05%
Service	1.35%[1]	1.44%[1]
Investor A	1.35%	1.44%
Investor B	2.10%	2.19%
Investor C	2.10%	2.19%
R	N/A	1.60%

1	There were no shares outstanding as of September 30, 2008.

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio.

Prior to January 1, 2008, the fee was paid at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% of average daily gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

Effective January 1, 2008, the fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), formerly PFPC Inc., an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2008, the Portfolios incurred the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

Capital Appreciation	$20,148
Aurora	709,410

PNCGIS and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion of each Portfolio. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Portfolios have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”) or its affiliates. Pursuant to that order, the Portfolios have retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The portion of the securities on loan as of year-end with MLPF&S or its affiliates and the securities lending agent fees received by BIM during the year were as follows:

	Value of securities loans to affiliates as of September 30, 2008	Securities lending agent fees for the year ended September 30, 2008
Capital Appreciation	$2,090,400	$24,314
Aurora	18,232,362	473,679

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Distributors, Inc. (“BDI”), an affiliate of BlackRock, Inc. Pursuant to the Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BDI ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
R	0.25%	0.25%

24	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

For the year ended September 30, 2008, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Capital Appreciation	$102,249
Aurora	961,960

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the year ended September 30, 2008, each Portfolio reimbursed the Advisor the following amounts for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

Call Center Share Classes	Capital Appreciation	Aurora
Institutional	$2,070	$1,978
Investor A	24,312	75,826
Investor B	6,840	59,769
Investor C	1,057	27,770
R	—	41

Total	$34,279	$165,384

For the year ended September 30, 2008, the following charts show the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

Administration Fees Share Classes	Capital Appreciation	Aurora
Institutional	$18,837	$30,920
Investor A	34,575	148,080
Investor B	8,408	44,505
Investor C	3,441	37,805
R	—	341

Total	$65,261	$261,651

Administration Fees Waived Share Classes	Capital Appreciation	Aurora
Institutional	$18,836	$30,425
Investor A	—	95,794
Investor B	2,010	41,146
Investor C	—	29,979
R	—	286

Total	$20,846	$197,630

Service and Distribution Fees Share Classes	Capital Appreciation	Aurora
Investor A	$344,134	$1,621,022
Investor B	335,382	1,774,549
Investor C	137,274	1,506,765
R	—	6,844

Total	$816,790	$4,909,180

Transfer Agent Fees Share Classes	Capital Appreciation	Aurora
Institutional	$17,980	$352,593
Investor A	351,139	1,372,740
Investor B	95,915	585,675
Investor C	18,203	357,494
R	—	2,942

Total	$483,237	$2,671,444

Transfer Agent Fees Waived Share Classes	Capital Appreciation	Aurora
Institutional	$2,070	$1,977
Investor A	—	58,377
Investor B	1,372	59,719
Investor C	—	27,765
R	—	36

Total	$3,442	$147,874

Transfer Agent Fees Reimbursed Share Classes	Capital Appreciation	Aurora
Institutional	$15,865	$250,878
Investor A	—	64,911
Investor B	500	146,198
Investor C	—	33,326
R	—	1,421

Total	$16,365	$496,734

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At September 30, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2010	2011
Capital Appreciation	$200,876	$92,210
Aurora	805,630	435,266

For the year ended September 30, 2008, Merrill Lynch, through its affiliated broker dealer, Merrill Lynch, Pierce, Fenner and Smith Incorporated, earned commissions on transactions of securities as follows:

Capital Appreciation	$821
Aurora	183,287

For the year ended September 30, 2008, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Shares as follows:

ANNUAL REPORT	SEPTEMBER 30, 2008	25

Notes to Financial Statements (continued)

Capital Appreciation	$8,628
Aurora	11,922

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

For the year ended September 30, 2008, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
Capital Appreciation	$1,576	$19,151	$2,824
Aurora	5,869	143,040	6,257

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the year ended September 30, 2008, was as follows which are included in interest from affiliates on the Statements of Operations:

Capital Appreciation	$4,768
Aurora	21,035

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

In December 2007, the Advisor determined that Aurora violated a fundamental investment policy. The Portfolio purchased securities representing over 5% of the value of the Portfolio’s total net assets resulting in the Portfolio having over 5% of its value invested in securities that derive more than 15% of its gross revenues from securities related activities. The Portfolio sold the securities and the Advisor reimbursed the Portfolio $139,965, for the realized losses incurred from the date of the violation (October 29, 2007) through the date of the disposition (December 3, 2007).

During the year ended September 30, 2008, Aurora received reimbursements from an affiliate in the amount of $52,054, which are included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors.

Certain officers and/or trustees of the Fund are officers and/or trustees/ directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the year ended September 30, 2008, purchases and sales of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Capital Appreciation	$226,590,165	$203,858,464
Aurora	1,605,466,690	2,038,404,571

4. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2008 and was subsequently renewed. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios pay a commitment fee of 0.06% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the year ended September 30, 2008.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The following permanent differences as of September 30, 2008 attributable to current year write-off of net operating loss and foreign currency transactions were reclassified to the following accounts:

	Decrease Paid in-Capital	Increase Undistributed Net Investment Income	Increase Accumulated Net Realized Gain/(Loss)
Capital Appreciation	$(690,846)	$690,846	$—
Aurora	(12,590,734)	12,584,077	6,657

The tax character of distributions during the years ended September 30, 2008 and September 30, 2007 were as follows:

	Ordinary Income	Long-Term Capital Gain	Tax Return of Capital	Total
Aurora
9/30/08	$151,827,390	$138,762,609	$11,056,494	$301,646,493
9/30/07	17,642,426	571,693,348	—	589,335,774

As of September 30, 2008, the tax components of accumulated losses were as follows:

	Capital Loss Carryforward	Net Unrealized Gains/ (Losses)*	Total Accumulated Losses
Capital Appreciation	$(50,803,293)	$2,530,121	$(48,273,172)
Aurora	—	(122,495,234)	(122,495,234)

*	The difference between book-basis and tax-basis net unrealized gains/(losses) is attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October capital and currency losses for tax purposes, difference between the book and tax treatment of securities on loan and the timing of income recognition on partnership interest.

26	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

As of September 30, 2008, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30,
	2010	2011	Total
Capital Appreciation	$32,425,507	$18,377,786	$50,803,293

6. Capital Shares Transactions:

Transactions in shares for each year were as follows:

	Year Ended		Year Ended
	September 30, 2008		September 30, 2007
Capital Appreciation	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,638,547	$28,297,038	1,131,626	$18,579,733
Shares redeemed	(470,687)	(8,322,488)	(457,378)	(7,448,295)

Net increase	1,167,860	$19,974,550	674,248	$11,131,438

Service
Shares sold	—	—	1,391	$20,000
Shares redeemed	—	—	(1,399)	(24,569)

Net decrease	—	—	(8)	$(4,569)

Investor A
Shares sold	3,197,945	$53,739,514	1,628,140	$25,861,222
Shares redeemed	(2,095,586)	(34,173,398)	(1,927,401)	(30,114,884)

Net increase (decrease)	1,102,359	$19,566,116	(299,261)	$(4,253,662)

Investor B
Shares sold	96,209	$1,508,158	64,995	$949,613
Shares redeemed	(1,594,178)	(24,746,487)	(2,354,951)	(34,680,383)

Net decrease	(1,497,969)	$(23,238,329)	(2,289,956)	$(33,730,770)

Investor C
Shares sold	195,339	$2,936,249	50,636	$745,861
Shares redeemed	(209,587)	(3,201,948)	(383,786)	(5,565,387)

Net decrease	(14,248)	$(265,699)	(333,150)	$(4,819,526)

Aurora

Institutional
Shares sold	2,074,486	$47,704,495	4,252,063	$131,119,757
Shares issued in reinvestment of dividends	1,230,662	30,781,548	1,321,669	38,724,902

Total issued	3,305,148	78,486,043	5,573,732	169,844,659
Shares redeemed	(4,618,681)	(104,430,818)	(4,204,960)	(136,807,815)

Net increase (decrease)	(1,313,533)	$(25,944,775)	1,368,772	$33,036,844

ANNUAL REPORT	SEPTEMBER 30, 2008	27

Notes to Financial Statements (continued)

	Year Ended		Year Ended
	September 30, 2008		September 30, 2007
Aurora (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	—	—	932	$30,052
Shares issued in reinvestment of dividends	—	—	2	68

Total issued	—	—	934	30,120
Shares redeemed	—	—	(939)	(27,016)

Net decrease	—	—	(5)	$3,104

Investor A
Shares sold	3,833,437	$80,386,960	4,410,428	$129,892,533
Shares issued in reinvestment of dividends	7,085,729	162,351,816	12,269,201	335,808,106

Total issued	10,919,166	242,738,776	16,679,629	465,700,639
Shares redeemed	(14,304,737)	(304,632,209)	(19,963,549)	(591,165,011)

Net decrease	(3,385,571)	$(61,893,433)	(3,283,920)	$(125,464,372)

Investor B
Shares sold	183,023	$3,085,634	293,125	$7,330,857
Shares issued in reinvestment of dividends	2,853,257	52,471,586	4,483,647	103,348,590

Total issued	3,036,280	55,557,220	4,776,772	110,679,447
Shares redeemed	(5,092,762)	(87,545,343)	(4,817,135)	(121,149,485)

Net decrease	(2,056,482)	$(31,988,123)	(40,363)	$(10,470,038)

Investor C
Shares sold	260,720	$4,350,936	310,764	$7,777,720
Shares issued in reinvestment of dividends	2,341,321	43,230,706	3,691,736	85,094,619

Total issued	2,602,041	47,581,642	4,002,500	92,872,339
Shares redeemed	(3,773,111)	(65,758,800)	(4,294,158)	(110,299,769)

Net decrease	(1,171,070)	$(18,177,158)	(291,658)	$(17,427,430)

R
Shares sold	48,891	$1,086,944	42,492	$1,227,475
Shares issued in reinvestment of dividends	12,133	281,248	—	—

Total issued	61,024	1,368,192	42,492	1,227,475
Shares redeemed	(24,289)	(506,370)	(2,724)	(76,971)

Net increase	36,735	$861,822	39,768	$1,150,504

There is a 2% redemption fee on shares of certain Portfolios redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Portfolio for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

28	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (concluded)

7. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close on or before December 31, 2008.

Effective October 1, 2008, BlackRock Investments, Inc., an affiliate of the Advisor, replaced BDI as the distributor of the Fund. The service and distribution fees will not change as a result of this transaction.

On November 17, 2008 (the “Reorganization Date”), the BlackRock Capital Appreciation Portfolio (“Capital Appreciation”) acquired all of the assets and certain stated liabilities of PNC Equity Growth Fund (the “PNC Fund”), a series of PNC Funds, Inc. The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the shareholders of the PNC Fund on October 31, 2008. Under the Agreement and Plan of Reorganization, 49,837 Investor A Shares, 1,783 Investor C Shares and 2,002,656 Institutional Shares of the PNC Fund were exchanged for 21,564 Investor A Shares, 752 Investor A Shares and 846,171 Institutional Shares, respectively of Capital Appreciation. The conversion ratio for Investor A Shares, Investor C Shares and Institutional Shares were 0.43269926, 0.412153514 and 0.42252433, respectively. The assets of the PNC Fund, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. On the Reorganization Date, the net assets of Capital Appreciation were valued at $192,543,523 (including net assets of $9,878,841 for the PNC Fund which was comprised of $5,333,082 of unrealized depreciation and $15,211,923 of paid in capital).

ANNUAL REPORT	SEPTEMBER 30, 2008	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Aurora and BlackRock Capital Appreciation Portfolios [two of the twenty-seven portfolios constituting the BlackRock Funds (the “Fund”), (collectively, the “Portfolios”)] as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2008

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distribution paid by BlackRock Aurora Portfolio during the taxable period ended September 30, 2008:

	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividends Received Deduction for Corporations*	Short-term Capital Gain Dividends for Non U.S. Residents**
BlackRock Aurora Portfolio	6.68%	6.48%	100.00%

*	The funds hereby designate the percentage indicated above or the maximum amount allowable by law.

**	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the BlackRock Aurora Portfolio distributed Long-Term Capital Gains per share of $2.679157 to shareholders of record on December 5, 2007.

30	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of BlackRock Funds (the “Fund”) met in person in April and June 2008 to consider the approval of the Fund’s investment advisory agreement with BlackRock Advisors, LLC (the “Advisor” or “BlackRock”), with respect to each of the portfolios of the Fund, including BlackRock Capital Appreciation Portfolio and BlackRock Aurora Portfolio (each, a “Portfolio”) (the “Advisory Agreement”).

Activities and Composition of the Board

The Board of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are both Independent Trustees. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by, Independent Trustees.

The Advisory Agreement

Upon the consummation of the combination of BlackRock’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (the “Transaction”), the Fund entered into an Advisory Agreement with respect to each Portfolio with the Advisor with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of the Advisory Agreement’s initial two-year term, the Board is required to consider the continuation of the Advisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to each Portfolio by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Advisory Agreement, including the services and support provided to the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management’s and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Portfolios, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Portfolio’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement

The Approval Process: Prior to the April 16, 2008 meeting at which approval of the Advisory Agreement was to be considered, the Board requested and received materials specifically relating to the Advisory Agreement. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on each Portfolio’s fees and expenses and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper (“Peers”); (b) information on the profitability of the Advisory Agreement to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding each Portfolio’s shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 16, 2008 meeting, the Board requested and subsequently received from BlackRock (i) comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Portfolio profitability, Portfolio size and Portfolio fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings of the Portfolios, allocation of Portfolio brokerage fees (including the benefits of “soft dollars”), and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Portfolios. The Board did not identify any particular information as controlling, and each Trustee may have attributed different weights to the various items considered.

At an in-person meeting held on April 16, 2008, the Board discussed and considered the proposed renewal of the Advisory Agreement. As a result of the discussions, the Board requested and BlackRock provided additional information, as detailed above, in advance of the June 3-4, 2008 Board meeting. At the in-person meeting held on June 3-4, 2008, the Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement between the Advisor and the

ANNUAL REPORT	SEPTEMBER 30, 2008	31

Disclosure of Investment Advisory Agreement

Fund with respect to each Portfolio for a one-year term ending June 30, 2009. The Board considered all factors it believed relevant with respect to each Portfolio, including, among other factors: (i) the nature, extent and quality of the services provided by BlackRock; (ii) the investment performance of the Portfolio and BlackRock portfolio management; (iii) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Portfolio; and (iv) economies of scale.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. The Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Portfolio’s portfolio management team discussing Portfolio performance and the Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally, and of each Portfolio’s portfolio management team; BlackRock’s portfolio trading capabilities; BlackRock’s use of technology; BlackRock’s commitment to compliance; and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock’s compensation structure with respect to the portfolio management teams of the Portfolios and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Portfolios. BlackRock and its affiliates provide the Portfolios with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Portfolios. In addition to investment advisory services, BlackRock and its affiliates provide the Portfolios with other services, including (a) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (b) assisting with daily accounting and pricing; (c) overseeing and coordinating the activities of other service providers; (d) organizing Board meetings and preparing the materials for such Board meetings; (e) providing legal and compliance support; and (f) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Portfolios and BlackRock: The Board, including the Independent Trustees, also reviewed and considered the performance history of each Portfolio. In preparation for the April 16, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to a representative group of similar funds as determined by Lipper and to all funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Portfolio throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Capital Appreciation Portfolio performed at or above the median for the Portfolio’s Peers in each of the one-, three-and five-year periods reported. With respect to the Aurora Portfolio, the Board noted that the Portfolio performed below the median for its Peers during the three- and five-year periods. However, the Board also noted that the Portfolio’s track record has continued to improve as the Portfolio’s above-the-median performance for the one-year period replaced the performance of the transition period in 2005 and early 2006, and that in a difficult market environment, the Portfolio generated solid absolute and relative performance in 2007.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with Each Portfolio: The Board, including the Independent Trustees, reviewed each Portfolio’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared each Portfolio’s total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Portfolios. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Portfolio and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Portfolio and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain

32	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement (Concluded)

high quality investment management personnel to perform its obligations under the Advisory Agreement and to continue to provide the high quality of services that are expected by the Board.

The Board noted that the Aurora Portfolio and the Capital Appreciation Portfolio each paid contractual advisory fees, prior to any expense reimbursements or fee waivers, lower than or equal to the median fees paid by the Portfolio’s Peers.

The Board noted that BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Portfolio expenses on a class basis. The Board also took into account that each Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale.

D. Economies of Scale: The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Portfolios increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolios to participate in these economies of scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolios. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the anticipated efficiencies in the processes of BlackRock’s overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Board found, based on its review of comparable funds, that each Portfolio’s management fee is appropriate in light of the scale of the Portfolio.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock may derive from its relationship with the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research, obtained by soft dollars generated by transactions in the Portfolios, to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board approved the continuation of the Advisory Agreement between the Advisor and the Fund with respect to each Portfolio for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of each Portfolio and the Portfolio’s shareholders. In arriving at a decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolios reflect the results of several years of review by the Trustees and predecessor Trustees, and discussions between the Trustees (and predecessor Trustees) and BlackRock (and predecessor advisors). Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	SEPTEMBER 30, 2008	33

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Co-Chair of the Board of Trustees and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 Funds 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Co-Chair of the Board of Trustees and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.	34 Funds 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Trustee	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Formerly Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.	34 Funds 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Trustee	Since 2004	Formerly Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 Funds 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Trustee and Member of the Audit Committee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005.	34 Funds 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 Funds 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Partner, Amarna Corporation, LLC (private investment company) since 2002; Director, WQED Multimedia (PBS and Multimedia, a not-for-profit company) since 2002; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partner, LP (private investment) since 1998.	34 Funds 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 Funds 81 Portfolios	None

34	ANNUAL REPORT	SEPTEMBER 30, 2008

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director of Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Formerly Trustee, State Street Research Mutual Funds from 1990 to 2005; Formerly, Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 Funds 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Chair of the Audit Committee and Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member/Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates since 2003; Formerly Director, Inter-Tel from 2006 to 2007.	34 Funds 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Trustee and Member of the Audit Committee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005. Director, Alkon Corporation (pneumatics) since 1992; Director, Indotronix International (IT services) since 2004; Director, Tippman Sports (recreation) since 2005.	34 Funds 81 Portfolios	None

1       Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2       Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

Interested Trustees[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	184 Funds 295 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 295 Portfolios	None

3       Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	SEPTEMBER 30, 2008	35

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, Inc.

New York, NY 10022

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

36	ANNUAL REPORT	SEPTEMBER 30, 2008

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

ANNUAL REPORT	SEPTEMBER 30, 2008	37

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

38	ANNUAL REPORT	SEPTEMBER 30, 2008

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	Opportunities Portfolio
BlackRock Equity Dividend Fund	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Focus Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Global Allocation Fund†	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Emerging Markets Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Financial Services Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio	BlackRock Income Builder Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	BlackRock Intermediate Government	BlackRock Strategic Income Portfolio
BlackRock High Income Fund	Bond Portfolio	BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	SEPTEMBER 30, 2008	39

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

EQUITY2-9/08-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock FundsSM
ANNUAL REPORT | SEPTEMBER 30, 2008

BlackRock Small Cap Value Equity Portfolio

BlackRock Small Cap Core Equity Portfolio

BlackRock Small Cap Growth Equity Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	SEPTEMBER 30, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines related to the housing market turmoil, volatile energy prices, and the escalating credit crisis. The news took an extraordinarily heavy tone in September as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has taken decisive action to restore liquidity and bolster financial market stability. Key moves included slashing the target federal funds rate 275 basis points (2.75%) between October 2007 and April 2008 and providing massive cash injections and lending programs. As the credit crisis took an extreme turn for the worse, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in early October in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility and generally posted losses for the current reporting period, with small-cap stocks faring noticeably better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably, decelerated at a faster pace than domestic equities – a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) amid an ongoing flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.85% by period-end as the financial market contagion widened. Tax-exempt issues underperformed overall, as problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets led to considerable weakness in the high yield sector.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses over the six- and 12-month reporting periods:

Total Returns as of September 30, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(10.87)%	(21.98)%
Small cap U.S. equities (Russell 2000 Index)	(0.54)%	(14.48)%
International equities (MSCI Europe, Australasia, Far East Index)	(22.35)%	(30.50)%
Fixed income (Barclays Capital U.S. Aggregate Index)*	(1.50)%	3.65%
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)*	(2.59)%	(1.87)%
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index)*	(6.77)%	(10.51)%

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary	Small Cap Value Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

Against a challenging investment backdrop, virtually all segments of the U.S. equity market, regardless of style or market capitalization, posted negative returns. In this difficult environment, the Portfolio underperformed the benchmark Russell 2000 Value Index for the 12-month period.

What factors influenced performance?

•

The Portfolio’s underperformance can be attributed primarily to poor results in financials, information technology, materials and energy, offset somewhat by relatively strong attribution in healthcare, consumer staples and consumer discretionary.

•

Within financials, the negative impact of an underweight in commercial banks, along with disappointing stock selection among commercial banks, real estate and capital markets names, overshadowed the positive impact of stock selection within the insurance and thrift & mortgage finance subsectors. In information technology, key laggards were Lawson Software, Inc. and Epicor Software Corp., as well as RF Micro Devices, Inc., Verigy Ltd. and Trident Microsystems, Inc., all semiconductor names. RF Micro Devices, Inc., Trident Microsystems, Inc. and Epicor Software Corp. were all sold during the period. In materials, stock selection and an underweight position in chemicals detracted from performance, as did disappointing stock selection in construction and containers. Finally, within energy & utilities, stock selection and an underweight in oil & gas exploration & production companies hindered the Portfolio’s relative results.

•

The medical sector was a bright spot, primarily due to favorable stock selection among healthcare providers and services names (notably, Kindred Healthcare, Inc. and Amedisys, Inc.) and an overweight position in medical equipment & supply producers. In consumer staples, an overweight and good performance among retail merchandising retailers proved advantageous. Standouts included BJ’s Wholesale Club, Inc. and Spartan Stores, Inc. Stock selection among food products producers, notably Diamond Foods, Inc. and Ralcorp Holdings, Inc., also aided fund performance. In the consumer discretionary sector, specialty retailers performed relatively well in a very challenging environment. Elsewhere in the sector, Leapfrog Enterprises, Inc., a maker of interactive educational products, and LKQ Corp., a provider of recycled automotive parts, also added value.

Describe recent Portfolio activity.

•

During the annual period, we increased the Portfolio’s weighting in the more defensive consumer staples sector, establishing several new positions, including Ralcorp Holdings, Inc., Diamond Foods, Inc. and Spartan Stores, Inc.

•

Conversely, we reduced exposure to industrials, most notably in the machinery, heavy equipment, business services, construction and building products categories. Sales included Chart Industries, Inc., Hiedrick & Struggles International, Inc. and Perini Corp. We also trimmed the Portfolio’s position in financials, primarily real estate and commercial banks, although we did rebuild some of our financials exposure toward period-end.

Describe Portfolio positioning at period-end.

•

The Portfolio ended the period more defensively positioned than where it began, with overweight positions in consumer staples (food & agriculture and retail merchandising) and healthcare (medical supplies, providers and services). The most notable underweights at period-end were in financials (real estate and commercial banks) and utilities (energy & utilities and gas).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Ten Largest Holdings	Percent of Long-Term Investments
Hain Celestial Group, Inc.	4%
The Brink’s Co.	3
Chattem, Inc.	2
Rollins, Inc.	2
Spartan Stores, Inc.	2
SkillSoft Plc - ADR	2
Platinum Underwriters Holdings Ltd.	2
Collective Brands, Inc.	2
TreeHouse Foods, Inc.	2
PHH Corp.	2

Five Largest Industries	Percent of Long-Term Investments
Business Services	11%
Retail Merchandising	10
Banks	9
Food & Agriculture	8
Entertainment & Leisure	5

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Although the holdings and industries listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

4	ANNUAL REPORT	SEPTEMBER 30, 2008

Portfolio Summary

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion).

3	An Index that contains those securities with less-than-average growth orientations, generally having lower price-to-book and price-to-earnings ratios.

The Portfolio is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the tax ID number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	(4.04)%	(16.96)%	(16.96)%	7.84%	7.84%	7.90%	7.90%
Institutional	(3.93)	(16.83)	(16.83)	8.00	8.00	8.05	8.05
Service	(4.16)	(17.15)	(17.15)	7.66	7.66	7.73	7.73
Investor A	(4.20)	(17.23)	(21.55)	7.58	6.43	7.60	7.02
Investor B	(4.47)	(17.79)	(20.82)	6.80	6.65	6.95	6.95
Investor C	(4.63)	(17.87)	(18.54)	6.74	6.74	6.77	6.77
Russell 2000 Value Index	1.23	(12.26)	(12.26)	9.44	9.44	10.14	10.14

4	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period[6]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period[6]
BlackRock	$1,000.00	$959.58	$5.39	$1,000.00	$1,019.43	$5.57
Institutional	$1,000.00	$960.74	$4.38	$1,000.00	$1,020.48	$4.52
Service	$1,000.00	$958.43	$6.16	$1,000.00	$1,018.63	$6.37
Investor A	$1,000.00	$957.98	$6.53	$1,000.00	$1,018.24	$6.76
Investor B	$1,000.00	$955.29	$9.98	$1,000.00	$1,014.67	$10.33
Investor C	$1,000.00	$953.66	$10.47	$1,000.00	$1,014.14	$10.86

5	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.10% for BlackRock, 0.89% for Institutional, 1.26% for Service, 1.33% for Investor A, 2.04% for Investor B and 2.14% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	5

Portfolio Summary	Small Cap Core Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

Against a challenging investment backdrop, virtually all segments of the U.S. equity market, regardless of style or market capitalization, posted negative returns. In this difficult environment, the Portfolio underperformed the benchmark Russell 2000 Index for the 12-month period.

What factors influenced performance?

•

The Portfolio’s underperformance can be attributed primarily to poor relative results in financials, energy, consumer discretionary and industrials, offset somewhat by relatively strong results in healthcare, telecommunication services and materials.

•

In financials, the negative impact of an underweight in commercial banks and real estate investment trusts (REITS), together with disappointing stock selection among commercial banks, REITS and insurance, overshadowed the positive impact of stock selection within the capital markets and thrift & mortgage finance subsectors. In the energy sector, an underweight among energy exploration & production stocks and negative stock selection within the energy equipment & services subsector detracted from relative performance. In consumer discretionary, key laggards were Pinnacle Entertainment, Inc., Orient-Express Hotels Ltd. and Morgans Hotel Group Co., all in the hotels, restaurants & leisure subsector, and Jarden Corp. in household durables. Stocks that disappointed in industrials included machinery names Hardinge, Inc. and Accuride Corp., in addition to aerospace & defense companies AAR Corp. and Hexcel Corp.

•

The healthcare sector was a bright spot, primarily due to strong performance among healthcare providers and services stocks (notably, Amedisys) and an overweight position and positive stock selection within the life sciences tools & services subsector. Elsewhere in the sector, strong performance from healthcare technology names, including The TriZetto Group, Inc., also benefited return comparisons. Within materials, we saw strong performance from Hercules, Inc. and Cabot Corp., both chemicals companies, and from AptarGroup, Inc. in the containers & packaging subsector. In telecommunication services, Iowa Telecommunications Services, Inc. was a standout.

Describe recent Portfolio activity.

•

During the annual period, we increased exposure to the materials, utilities and consumer staples sectors. Within materials, Hercules, Inc. and Cabot Corp. were new additions, while supermarket operator Ruddick Corp. was a new position in consumer staples.

•

Conversely, we reduced the Portfolio’s position in industrials. This was accomplished primarily within the machinery, road & rail, trading & distribution and professional services subsectors. Positions in Hardinge, Inc., Accuride Corp., and Hiedrick & Struggles International, Inc. were among those eliminated. We also trimmed exposure to healthcare, particularly among healthcare equipment and supply producers. In financials, we reduced our REIT and insurance exposure, selling positions in Arbor Realty Trust, Inc., LaSalle Hotel Properties and National Financial Partners Corp.

Describe Portfolio positioning at period-end.

•

The Portfolio ended the period more defensively positioned than it had started, with overweight positions in healthcare (healthcare providers & services, life sciences tools & services and technology) and materials (chemicals and containers & packaging). The most notable underweights at period-end were in financials (REITs and insurance) and consumer discretionary (media and diversified consumer services).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance Profile as of September 30, 2008

Ten Largest Holdings	Percent of Long-Term Investments
SkillSoft Plc - ADR	3%
HMS Holdings Corp.	3
Silgan Holdings, Inc.	2
EMS Technologies, Inc.	2
Chattem, Inc.	2
Pediatrix Medical Group, Inc.	2
Symmetry Medical, Inc.	2
Phase Forward, Inc.	2
Parexel International Corp.	2
UIL Holdings Corp.	2

Five Largest Industries	Percent of Long-Term Investments
Banks	12%
Computer Software & Services	11
Medical & Medical Services	7
Business Services	7
Medical Instruments & Supplies	6

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Although the holdings and industries listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

6	ANNUAL REPORT	SEPTEMBER 30, 2008

Portfolio Summary

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio normally invests at least 80% of its net assets in the equity securities of U.S. small capitalization companies (market capitalizations under $2 billion).

3	An index that measures the performance of the 2000 smallest companies in the Russell 3000

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[5]
		1 Year		5 Years		From Inception[6]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(2.88)%	(18.37)%	(18.37)%	8.69%	8.69%	9.29%	9.29%
Service	(3.02)	(18.59)	(18.59)	8.47	8.47	9.13	9.13
Investor A	(3.11)	(18.74)	(23.03)	8.24	7.09	8.96	8.09
Investor B	(3.52)	(19.36)	(22.72)	7.43	7.13	8.35	8.35
Investor C	(3.46)	(19.34)	(20.08)	7.46	7.46	8.37	8.37
Russell 2000 Index	(0.54)	(14.48)	(14.48)	8.15	8.15	6.32	6.32

5	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on 1/2/02.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[8]
Institutional	$1,000.00	$971.22	$6.41	$1,000.00	$1,018.42	$6.58
Service	$1,000.00	$969.79	$7.88	$1,000.00	$1,016.90	$8.10
Investor A	$1,000.00	$968.89	$8.71	$1,000.00	$1,016.04	$8.96
Investor B	$1,000.00	$964.84	$12.38	$1,000.00	$1,012.24	$12.76
Investor C	$1,000.00	$965.40	$12.38	$1,000.00	$1,012.24	$12.76

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.30% for Institutional, 1.60% for Service, 1.77% for Investor A, 2.52% for Investor B and 2.52% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	7

Portfolio Summary	Small Cap Growth Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

Against a challenging investment backdrop, virtually all segments of the U.S. equity market, regardless of style or market capitalization, posted negative returns. In this difficult environment, the Portfolio relatively outperformed the benchmark Russell 2000 Growth Index for the 12-month period.

What factors influenced performance?

•

Strong stock selection in the information technology (IT) and materials sectors accounted for the majority of the Portfolio’s outperformance of the benchmark. Within IT, the top industries were IT software and services and communications equipment. SkillSoft Plc, a top holding, continued to execute in a difficult market environment. In addition, Portfolio holdings Greenfield Online, Inc. and Foundry Networks, Inc. enhanced results after receiving takeout offers from potential acquirers. Selection in the materials sector also was a boost to the Portfolio’s performance, as container board manufacturer Rock-Tenn Co. rose more than 20% over the period. Additionally, chemical company Agrium, Inc. spiked more than 50% on strong demand for its fertilizer products.

•	Coal producer Massey Energy Co. also contributed to the Portfolio’s outperformance, as it jumped more than 60% on strong global demand for coal.

•

In contrast, stock selection in the consumer discretionary sector was the most significant detractor from relative returns. The hotels and leisure industry accounted for most of the weakness, with holdings Orient-Express Hotels Ltd. and Scientific Games Corp. both experiencing double-digit declines for the year. Also hampering results was aircraft cabin parts provider BE Aerospace, Inc., which dipped more than 60% on worries of a global slowdown.

Describe recent Portfolio activity.

•

During the period, we decreased the Portfolio’s underweight in the consumer staples sector, while becoming significantly underweight in the industrials space. Notably, in the industrials sector, we eliminated positions in Quanex Corp., Healthcare Services Group, Inc. and Actuant Corp. Meanwhile, we added consumer staples names Green Mountain Coffee Roasters Inc. and Chattem Inc. to the Portfolio. Other new additions included Rock-Tenn Co., Lululemon Athletica, Inc. and Clean Harbors, Inc.

Describe Portfolio positioning at period-end.

•

At September 30, 2008, the Portfolio’s most significant overweight relative to the benchmark was in the IT sector, with a diverse group of holdings. The most significant underweight was in the industrials sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Ten Largest Holdings	Percent of Long-Term Investments
SkillSoft Plc - ADR	3%
Sykes Enterprises, Inc.	3
Zoll Medical Corp.	2
Wright Medical Group, Inc.	2
Forrester Research, Inc.	2
iShares Russell 2000 Growth Index Fund	2
Pediatrix Medical Group, Inc.	2
SonoSite, Inc.	2
Magellan Health Services, Inc.	2
Wright Express Corp.	2

Five Largest Industries	Percent of Long-Term Investments
Computer Software & Services	19%
Medical Instruments & Supplies	10
Business Services	9
Oil & Gas	8
Medical & Medical Services	7

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Although the holdings and industries listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

8	ANNUAL REPORT	SEPTEMBER 30, 2008

Portfolio Summary

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies which the portfolio management team believes offer superior prospects for growth.

3	An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(6.49)%	(14.26)%	(14.26)%	10.64%	10.64%	6.59%	6.59%
Service	(6.63)	(14.53)	(14.53)	10.36	10.36	6.32	6.32
Investor A	(6.71)	(14.61)	(19.10)	10.28	9.09	6.16	5.59
Investor B	(7.07)	(15.38)	(19.19)	9.35	9.07	5.53	5.53
Investor C	(7.12)	(15.38)	(16.23)	9.35	9.35	5.35	5.35
Russell 2000 Growth Index	(2.83)	(17.07)	(17.07)	6.63	6.63	4.67	4.67

4	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[6]
Institutional	$1,000.00	$935.14	$3.68	$1,000.00	$1,021.15	$3.85
Service	$1,000.00	$933.71	$5.03	$1,000.00	$1,019.74	$5.26
Investor A	$1,000.00	$932.88	$5.74	$1,000.00	$1,018.99	$6.01
Investor B	$1,000.00	$929.30	$9.56	$1,000.00	$1,014.97	$10.03
Investor C	$1,000.00	$928.77	$10.07	$1,000.00	$1,014.43	$10.57

5	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.76% for Institutional, 1.04% for Service, 1.19% for Investor A, 1.98% for Investor B and 2.09% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	9

About Portfolios’ Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees, except the BlackRock class of Small Cap Value Equity which is subject to a service fee of 0.25% per year (but no distribution fee), and are available only to eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Portfolios may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of such Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing a Portfolio’s performance, but does not represent the actual performance of this share class.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2009.

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolios and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	Small Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Canada — 3.0%
Entertainment & Leisure — 1.4%
Lions Gate Entertainment Corp.	65,800	$598,780

Oil & Gas — 0.8%
North American Energy Partners, Inc.	34,733	360,181

Retail Merchandising — 0.8%
Lululemon Athletica, Inc.(a)(b)	16,000	368,480

		1,327,441

Ireland — 2.1%
Computer Software & Services — 2.1%
SkillSoft Plc - ADR(a)	90,889	950,699

Singapore — 0.6%
Semiconductors & Related Devices — 0.6%
Verigy Ltd.	16,841	274,172

United States — 93.0%
Aerospace — 3.3%
Curtiss-Wright Corp.	10,800	490,860
Orbital Sciences Corp.(a)	31,400	752,658
Teledyne Technologies, Inc.(a)	4,000	228,640

		1,472,158

Banks — 8.6%
Colonial BancGroup, Inc.	57,500	451,950
East West Bancorp, Inc.	22,900	313,730
First Midwest Bancorp, Inc.	14,600	353,904
First Niagara Financial Group, Inc.	52,300	823,725
Sterling Bancshares, Inc.	42,128	440,237
United Bankshares, Inc.	14,719	515,165
Webster Financial Corp.	13,200	333,300
Wintrust Financial Corp.	19,522	572,971

		3,804,982

Business Services — 11.1%
Acxiom Corp.	41,600	521,664
The Brink’s Co.	18,200	1,110,564
Convergys Corp.(a)	50,000	739,000
Forrester Research, Inc.(a)	25,900	759,388
PHH Corp.(a)	61,982	823,741
Rollins, Inc.	50,500	958,490

		4,912,847

Chemicals — 2.6%
Sensient Technologies Corp.	25,519	717,849
Solutia, Inc.(a)	32,300	452,200

		1,170,049

Computer Software & Services — 1.7%
Blackboard, Inc.(a)	6,000	241,740
Lawson Software, Inc.(a)	72,600	508,200

		749,940

Construction — 1.4%
Dycom Industries, Inc.(a)	47,700	621,054

Containers — 2.5%
Silgan Holdings, Inc.	14,200	725,478
Smurfit-Stone Container Corp.(a)	83,100	390,570

		1,116,048

Energy & Utilities — 0.8%
Black Hills Corp.	11,500	357,305

Entertainment & Leisure — 5.1%
Ameristar Casinos, Inc.(b)	28,500	404,415
LeapFrog Enterprises, Inc.(a)	55,460	585,658
Morgans Hotel Group Co.(a)	13,604	148,420
Orient-Express Hotels Ltd. - Class A	15,526	374,642
Scientific Games Corp. - Class A(a)	31,901	734,361

		2,247,496

Finance — 1.8%
Astoria Financial Corp.	37,800	783,594

Food & Agriculture — 7.6%
Del Monte Foods Co.	27,446	214,079
Fresh Del Monte Produce, Inc.(a)	12,200	270,840
Hain Celestial Group, Inc.(a)	56,400	1,552,692
Ralcorp Holdings, Inc.(a)	7,200	485,352
TreeHouse Foods, Inc.(a)	28,200	837,540

		3,360,503

Insurance — 5.3%
The Hanover Insurance Group, Inc.	17,309	787,905
Navigators Group, Inc.	11,162	647,396
Platinum Underwriters Holdings Ltd.	25,989	922,090

		2,357,391

Machinery & Heavy Equipment — 2.1%
Albany International Corp. - Class A	15,200	415,416
Lufkin Industries, Inc.	6,276	498,000

		913,416

Manufacturing — 6.2%
Chattem, Inc.(a)(b)	12,900	1,008,522
Elizabeth Arden, Inc.(a)	14,900	292,487
Greatbatch, Inc.(a)	10,000	245,400
Jones Apparel Group, Inc.	27,100	501,621
Lennox International, Inc.	5,700	189,639
Teleflex, Inc.	7,700	488,873

		2,726,542

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names of many of the securities have been abbreviated according to the list on the right.	ADR	American Depository Receipts	LLC	Limited Liability Company
			REIT	Real Estate Investment Trust

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	11

Schedule of Investments (concluded)	Small Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (continued)
Medical & Medical Services — 5.4%
Amedisys, Inc.(a)	14,200	$691,114
Amsurg Corp.(a)	9,189	234,044
The GEO Group, Inc.(a)	15,300	309,213
Health Management Assoc., Inc.(a)	50,300	209,248
Magellan Health Services, Inc.(a)	8,005	328,685
Skilled Healthcare Group, Inc. - Class A(a)	16,100	255,829
Sun Healthcare Group, Inc.(a)	24,966	366,002

		2,394,135

Medical Instruments & Supplies — 3.5%
The Cooper Cos., Inc.	11,200	389,312
Hill-Rom Holdings, Inc.	19,900	603,169
Symmetry Medical, Inc.(a)	31,200	579,072

		1,571,553

Miscellaneous Services — 0.9%
Rent-A-Center, Inc.(a)	18,400	409,952

Motor Vehicles — 0.4%
Oshkosh Corp.	13,500	177,660

Oil & Gas — 3.1%
Cal Dive International, Inc.(a)	37,500	397,500
Delta Petroleum Corp.(a)(b)	22,600	306,908
Southwest Gas Corp.	9,312	281,781
Swift Energy Co.(a)	10,300	398,507

		1,384,696

Plastics — 1.4%
Temple-Inland, Inc.	40,200	613,452

Real Estate — 4.0%
Brookfield Homes Corp.	14,600	209,656
CBL & Associates Properties, Inc. (REIT)	13,500	271,080
Meritage Homes Corp.(a)	9,300	229,710
MFA Mortgage Investments, Inc. (REIT)	104,600	679,900
Washington Real Estate Investment Trust (REIT)	11,000	402,930

		1,793,276

Retail Merchandising — 9.6%
AnnTaylor Stores Corp.(a)	18,600	383,904
BJ’s Wholesale Club, Inc.(a)	12,800	497,408
Collective Brands, Inc.(a)	48,200	882,542
Fossil, Inc.(a)	17,300	488,379
Ruddick Corp.	25,288	820,596
Spartan Stores, Inc.	38,400	955,392
Tractor Supply Co.(a)	5,400	227,070

		4,255,291

Security Brokers & Dealers — 0.9%
Piper Jaffray Cos., Inc.(a)	3,359	145,277
TradeStation Group, Inc.(a)	27,380	256,003

		401,280

Telecommunications — 2.6%
Anixter International, Inc.(a)	6,151	366,046
Arris Group, Inc.(a)	63,200	488,536
Polycom, Inc.(a)	13,300	307,629

		1,162,211

Waste Management — 1.1%
Waste Connections, Inc.(a)	14,100	483,630

		41,240,461

Total Common Stocks (Cost — $43,408,228) — 98.7%		43,792,773

	Beneficial Interest/ Par/Shares (000)
Short-Term Securities
BlackRock Liquidity Series, LLC Money Market Series, 2.66%(c)(d)(e)	$1,878	1,877,500
Federal Home Loan Bank, Discount Notes,
0.10%, 10/01/08(f)	500	500,000
0.40%, 10/16/08(f)	1,200	1,199,800
TCW Money Market Fund, 2.41%(e)	89	88,811

Total Short-Term Securities (Cost — $3,666,111) — 8.3%		3,666,111

Total Investments (Cost — $47,074,339*) — 107.0%		47,458,884
Liabilities in Excess of Other Assets — (7.0)%		(3,108,260)

Net Assets — 100.0%		$44,350,624

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$47,684,954

Gross unrealized appreciation	$2,463,683
Gross unrealized depreciation	(2,689,753)

Net unrealized depreciation	$(226,070)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Series, LLC Money Market Series	$1,877,500	$95,500

(d)	Security purchased with the cash proceeds from securities loans.

(e)	Represents current yield as of report date.

(f)	The rate shown is the effective yield on the discount notes at the time of purchase.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

12	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	Small Cap Core Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Ireland — 4.2%
Computer Software & Services — 2.8%
SkillSoft Plc - ADR(a)	260,108	$2,720,730

Pharmaceuticals — 1.4%
ICON Plc - ADR(a)	36,800	1,407,600

		4,128,330

United States — 93.2%
Aerospace — 1.7%
Orbital Sciences Corp.(a)	67,750	1,623,968

Banks — 11.8%
Cathay General Bancorp	26,300	625,940
CoBiz Financial, Inc.(b)	99,012	1,189,134
Columbia Banking System, Inc.	42,860	759,908
CVB Financial Corp.	37,400	519,860
First Midwest Bancorp, Inc.	19,900	482,376
First Niagara Financial Group, Inc.	51,700	814,275
KBW, Inc.(a)(b)	36,400	1,199,016
PacWest Bancorp	23,100	660,429
Prosperity Bancshares, Inc.	37,300	1,267,827
Sterling Bancshares, Inc.	105,750	1,105,087
United Bankshares, Inc.	46,300	1,620,500
Westamerica Bancorp	5,700	327,921
Wintrust Financial Corp.	34,000	997,900

		11,570,173

Business Services — 6.8%
Forrester Research, Inc.(a)	27,950	819,494
HMS Holdings Corp.(a)	109,345	2,619,906
Parexel International Corp.(a)	63,800	1,828,508
Team, Inc.(a)	39,397	1,423,020

		6,690,928

Chemicals — 4.0%
Ashland, Inc.	24,500	716,380
Cabot Corp.	25,800	819,924
Hercules, Inc.	63,700	1,260,623
Minerals Technologies, Inc.	18,800	1,115,968

		3,912,895

Computer Software & Services — 8.3%
Blackboard, Inc.(a)	72,370	2,915,787
DemandTec, Inc.(a)	71,000	639,710
Lawson Software, Inc.(a)(b)	155,550	1,088,850
Phase Forward, Inc.(a)	95,600	1,998,996
SRA International, Inc. - Class A(a)	64,481	1,459,205

		8,102,548

Containers — 2.3%
Silgan Holdings, Inc.	43,850	2,240,297

Electronics — 2.5%
Brady Corp. - Class A	8,800	310,464
Gentex Corp.	85,500	1,222,650
TTM Technologies, Inc.(a)	97,400	966,208

		2,499,322

Energy & Utilities — 3.7%
El Paso Electric Co.(a)	84,790	1,780,590
UIL Holdings Corp.	52,600	1,805,758

		3,586,348

Entertainment & Leisure — 1.6%
Morgans Hotel Group Co.(a)	25,750	280,932
Orient-Express Hotels Ltd. - Class A	23,535	567,900
Pinnacle Entertainment, Inc.(a)	91,500	691,740

		1,540,572

Finance — 1.4%
Evercore Partners, Inc. - Class A	75,800	1,362,884

Food & Agriculture — 0.6%
Fresh Del Monte Produce, Inc.(a)	25,100	557,220

Insurance — 1.4%
First Mercury Financial Corp.(a)	50,500	719,625
Platinum Underwriters Holdings Ltd.	18,579	659,183

		1,378,808

Machinery & Heavy Equipment — 2.0%
Altra Holdings, Inc.(a)	73,300	1,081,908
Franklin Electric Co., Inc.	20,500	913,275

		1,995,183

Manufacturing — 5.5%
Actuant Corp. - Class A	14,600	368,504
Chart Industries, Inc.(a)	23,400	668,304
Chattem, Inc.(a)(b)	28,182	2,203,269
Elizabeth Arden, Inc.(a)	49,700	975,611
Hexcel Corp.(a)	44,600	610,574
Iconix Brand Group, Inc.(a)	9,100	119,028
John Bean Technologies Corp.(a)	37,300	472,218

		5,417,508

Medical & Medical Services — 7.2%
Amedisys, Inc.(a)	30,500	1,484,435
The GEO Group, Inc.(a)	79,280	1,602,249
Pediatrix Medical Group, Inc.(a)	39,550	2,132,536
Skilled Healthcare Group, Inc. - Class A(a)	18,073	287,180
Sun Healthcare Group, Inc.(a)	102,900	1,508,514

		7,014,914

Medical Instruments & Supplies — 6.1%
Hill-Rom Holdings, Inc.(b)	46,100	1,397,291
Martek Biosciences Corp.	30,400	955,168
MWI Veterinary Supply, Inc.(a)	40,581	1,594,427
Symmetry Medical, Inc.(a)(b)	110,100	2,043,456

		5,990,342

Miscellaneous Services — 1.7%
Rent-A-Center, Inc.(a)	74,300	1,655,404

Oil & Gas — 4.9%
Allis-Chalmers Energy, Inc.(a)	68,500	866,525
Cal Dive International, Inc.(a)(b)	120,000	1,272,000
ION Geophysical Corp.(a)	81,100	1,150,809
Oil States International, Inc.(a)	9,200	325,220
Parallel Petroleum Corp.(a)	64,300	605,706
Petroleum Development Corp.(a)	14,000	621,180

		4,841,440

Pharmaceuticals — 1.4%
Dyax Corp.(a)	319,321	1,405,012

Real Estate — 1.2%
BioMed Realty Trust, Inc. (REIT)	19,500	515,775
Brookfield Homes Corp.(b)	31,200	448,032

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	13

Schedule of Investments (concluded)	Small Cap Core Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (concluded)
Corporate Office Properties Trust (REIT)	4,200	$169,470

		1,133,277

Restaurants — 0.5%
Sonic Corp.(a)	33,400	486,638

Retail Merchandising — 4.3%
Christopher & Banks Corp.	75,400	578,318
Copart, Inc.(a)	33,400	1,269,200
Golfsmith International Holdings, Inc.(a)	50,500	134,835
Ruddick Corp.	45,500	1,476,475
Sally Beauty Holdings, Inc.(a)	82,450	709,070

		4,167,898

Security Brokers & Dealers — 1.0%
Piper Jaffray Cos., Inc.(a)	22,250	962,312

Semiconductors & Related Devices — 1.2%
ON Semiconductor Corp.(a)	111,400	753,064
Ultra Clean Holdings, Inc.(a)	76,234	384,219

		1,137,283

Telecommunications — 5.8%
Arris Group, Inc.(a)	188,900	1,460,197
EMS Technologies, Inc.(a)	100,200	2,235,462
Iowa Telecommunications Services, Inc.	42,100	786,428
Polycom, Inc.(a)	52,200	1,207,386

		5,689,473

Textiles — 1.9%
Carter’s, Inc.(a)	55,400	1,093,042
Kenneth Cole Productions, Inc. - Class A(b)	50,600	743,820

		1,836,862

Transportation — 0.9%
Vitran Corp., Inc.(a)	63,897	860,693

Waste Management — 1.5%
Clean Harbors, Inc.(a)	21,500	1,452,325

		91,112,527

Total Common Stocks (Cost — $94,885,199) — 97.4%		95,240,857

	Beneficial Interest/ Par/Shares (000)
Short-Term Securities
BlackRock Liquidity Series, LLC Money Market Series, 2.66%(c)(d)(e)	$8,527	8,526,800
Federal Home Loan Bank, Discount Notes,
0.40%, 10/16/08(f)	800	799,867
2.25%, 10/17/08(f)	800	799,200
TCW Money Market Fund, 2.41%(e)	2,361	2,361,289

Total Short-Term Securities (Cost — $12,487,156) — 12.8%		12,487,156

Total Investments (Cost — $107,372,355*) — 110.2%		107,728,013
Liabilities in Excess of Other Assets — (10.2)%		(10,015,470)

Net Assets — 100.0%		$97,712,543

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$107,610,570

Gross unrealized appreciation	$8,924,352
Gross unrealized depreciation	(8,806,909)

Net unrealized appreciation	$117,443

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Series, LLC Money Market Series	$8,526,800	$185,780

(d)	Security purchased with the cash proceeds from securities loans.

(e)	Represents current yield as of report date.

(f)	The rate shown is the effective yield on the discount notes at the time of purchase.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

14	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Canada — 0.8%
Retail Merchandising — 0.8%
Lululemon Athletica, Inc.(a)(b)	349,900	$8,058,197

Ireland — 3.3%
Computer Software & Services — 3.3%
SkillSoft Plc - ADR(a)	3,067,230	32,083,226

Israel — 0.6%
Computer Software & Services — 0.6%
Aladdin Knowledge Systems Ltd.(a)	475,793	6,356,595

Netherlands — 0.5%
Medical & Medical Services — 0.5%
Qiagen NV(a)(b)	232,811	4,593,361

United States — 87.5%
Aerospace — 2.0%
Argon ST, Inc.(a)	516,237	12,126,407
BE Aerospace, Inc.(a)	485,960	7,692,747

		19,819,154

Banks — 1.6%
Signature Bank(a)(b)	226,400	7,896,832
UMB Financial Corp.	149,483	7,850,847

		15,747,679

Beverages & Bottling — 1.0%
Green Mountain Coffee Roasters, Inc.(a)(b)	259,700	10,216,598

Broadcasting — 1.3%
CKX, Inc.(a)	1,781,035	10,971,176
Outdoor Channel Holdings, Inc.(a)(b)	189,842	1,670,609

		12,641,785

Business Services — 8.4%
The Advisory Board Co.(a)	344,208	10,381,313
CommVault Systems, Inc.(a)	365,536	4,404,709
DeVry, Inc.	152,181	7,539,047
Diamond Management & Technology Consultants, Inc.	1,257,196	5,896,249
ExlService Holdings, Inc.(a)	1,167,371	10,249,517
Forrester Research, Inc.(a)	679,900	19,934,668
Gartner, Inc.(a)	319,150	7,238,322
Heckmann Corp.(a)(b)	1,431,100	11,806,575
Ticketmaster(a)	464,337	4,982,336

		82,432,736

Chemicals — 0.9%
Intrepid Potash, Inc.(a)	284,300	8,568,802

Computer Software & Services — 13.7%
Blackboard, Inc.(a)	344,652	13,886,029
comScore, Inc.(a)	589,911	10,400,131
DemandTec, Inc.(a)(b)	773,900	6,972,839
Foundry Networks, Inc.(a)	480,900	8,757,189
Greenfield Online, Inc.(a)	432,433	7,524,334
i2 Technologies, Inc.(a)(b)	1,032,905	13,933,889
IHS, Inc. - Class A(a)	346,745	16,518,932
Omniture, Inc.(a)	499,312	9,167,368
SonicWALL, Inc.(a)	2,476,800	12,978,432
SRA International, Inc. - Class A(a)	436,100	9,868,943
Sykes Enterprises, Inc.(a)	1,098,649	24,126,332

		134,134,418

Electronics — 1.7%
TiVo, Inc.(a)(b)	2,239,700	16,394,604

Energy & Utilities — 0.8%
Airgas, Inc.	154,900	7,690,785

Entertainment & Leisure — 5.1%
Orient-Express Hotels Ltd. - Class A	432,400	10,433,812
RHI Entertainment, Inc.(a)	880,611	13,121,104
Scientific Games Corp. - Class A(a)	692,600	15,943,652
World Wrestling Entertainment, Inc. - Class A	674,500	10,427,770

		49,926,338

Finance — 3.1%
Affiliated Managers Group, Inc.(a)	98,100	8,127,585
RiskMetrics Group, Inc.(a)	205,756	4,026,645
Wright Express Corp.(a)	613,400	18,309,990

		30,464,220

Machinery & Heavy Equipment — 2.1%
Bucyrus International, Inc.	228,674	10,217,155
iRobot Corp.(a)(b)	686,088	10,167,824

		20,384,979

Manufacturing — 5.1%
Chattem, Inc.(a)(b)	131,800	10,304,124
Kaydon Corp.(b)	192,500	8,674,050
Ladish Co., Inc.(a)	226,700	4,590,675
RBC Bearings, Inc.(a)	332,240	11,193,166
Smith & Wesson Holding Corp.(a)(b)	300,568	1,124,124
The Warnaco Group, Inc.(a)(b)	175,453	7,946,266
Watson Wyatt Worldwide, Inc. - Class A	122,800	6,106,844

		49,939,249

Medical & Medical Services — 5.9%
Arthrocare Corp.(a)(b)	315,600	8,748,432
Magellan Health Services, Inc.(a)	451,900	18,555,014
MedCath Corp.(a)	479,800	8,598,016
Pediatrix Medical Group, Inc.(a)	350,300	18,888,176
Santarus, Inc.(a)	1,423,500	2,889,705

		57,679,343

Medical Instruments & Supplies — 9.5%
Bruker Corp.(a)	618,300	8,241,939
Hologic, Inc.(a)	337,500	6,523,875
Martek Biosciences Corp.(b)	357,300	11,226,366
SonoSite, Inc.(a)(b)	601,200	18,877,680
Symmetry Medical, Inc.(a)	257,900	4,786,624
Wright Medical Group, Inc.(a)(b)	707,281	21,529,634
Zoll Medical Corp.(a)	687,200	22,485,184

		93,671,302

Metal & Mining — 1.4%
James River Coal Co.(a)	243,988	5,365,296
Massey Energy Co.	227,152	8,102,512

		13,467,808

Oil & Gas — 7.4%
Atwood Oceanics, Inc.(a)	280,974	10,227,454
Brigham Exploration Co.(a)	1,077,120	11,837,549
Comstock Resources, Inc.(a)	230,610	11,542,030
Delta Petroleum Corp.(a)(b)	446,000	6,056,680
GMX Resources, Inc.(a)(b)	107,468	5,136,970
ION Geophysical Corp.(a)	751,300	10,660,947
Superior Energy Services, Inc.(a)	214,377	6,675,700

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	15

Schedule of Investments (concluded)	Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (concluded)
Oil & Gas (concluded)
Venoco, Inc.(a)	808,857	$10,515,141

		72,652,471

Paper & Forest Products — 1.4%
Rock-Tenn Co. - Class A	341,882	13,668,442

Personal Services — 0.5%
MSCI, Inc. - Class A(a)	214,200	5,140,800

Pharmaceuticals — 3.0%
Alpharma, Inc. - Class A(a)	448,406	16,541,697
Medicis Pharmaceutical Corp. - Class A	889,500	13,262,445

		29,804,142

Publishing & Printing — 0.8%
Dolan Media Co.(a)	747,379	7,541,054

Real Estate — 0.0%
FX Real Estate & Entertainment, Inc.(a)(b)	299,560	311,542

Restaurants — 0.5%
PF Chang’s China Bistro, Inc.(a)	208,500	4,908,090

Retail Merchandising — 1.0%
Deckers Outdoor Corp.(a)	91,600	9,533,728

Security Brokers & Dealers — 1.2%
Waddell & Reed Financial, Inc. - Class A	489,400	12,112,650

Semiconductors & Related Devices — 3.1%
Microsemi Corp.(a)(b)	532,000	13,555,360
Semtech Corp.(a)	290,700	4,058,172
Standard Microsystems Corp.(a)	503,606	12,580,078

		30,193,610

Soaps & Cosmetics — 0.8%
Bare Escentuals, Inc.(a)(b)	761,700	8,279,679

Telecommunications — 2.4%
EMS Technologies, Inc.(a)	497,445	11,097,998
Neutral Tandem, Inc.(a)	576,451	10,687,402
Occam Networks, Inc.(a)	400,800	1,603,200

		23,388,600

Waste Management — 1.8%
Clean Harbors, Inc.(a)	269,800	18,224,990

		858,939,598

Total Common Stocks — 92.7%		910,030,977

Exchange-Traded Funds — 2.0%
iShares Russell 2000 Growth Index Fund(b)	277,749	19,642,409

Total Long-Term Investments
(Cost — $929,400,871) — 94.7%		929,673,386

	Beneficial Interest/ Par/Shares (000)	Value
Short-Term Securities
BlackRock Liquidity Series, LLC Money Market Series, 2.66%(c)(d)(e)	$139,417	$139,417,350
Federal Home Loan Bank, Discount Notes,
0.10%, 10/01/08(f)	11,600	11,600,000
0.75%, 10/09/08(f)	22,000	21,996,333
2.25%, 10/17/08(f)	1,300	1,298,700
TCW Money Market Fund, 2.41%(e)	28,456	28,455,898

Total Short-Term Securities
(Cost — $ 202,768,281) — 20.7%		202,768,281

Total Investments
(Cost — $1,132,169,152*) — 115.4%		1,132,441,667
Liabilities in Excess of Other Assets — (15.4)%		(150,974,621)

Net Assets — 100.0%		$981,467,046

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,138,702,564

Gross unrealized appreciation	$131,344,382
Gross unrealized depreciation	(137,605,279)

Net unrealized depreciation	$(6,260,897)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Series, LLC Money Market Series	$139,417,350	$2,870,451

(d)	Security purchased with the cash proceeds from securities loans.

(e)	Represents current yield as of report date.

(f)	The rate shown is the effective yield on the discount notes at the time of purchase.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

16	ANNUAL REPORT	SEPTEMBER 30, 2008

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Statements of Assets and Liabilities

September 30, 2008	Small Cap Value Equity Portfolio	Small Cap Core Equity Portfolio	Small Cap Growth Equity Portfolio
Assets
Investments at value - unaffiliated[1,2]	$45,581,384	$99,201,213	$993,024,317
Investments at value - affiliated[3]	1,877,500	8,526,800	139,417,350
Investments sold receivable	540,415	506,357	4,893,706
Dividends receivable	28,612	98,248	190,642
Securities lending income receivable - affiliated	5,941	27,059	761,738
Capital shares sold receivable	954	107,657	1,661,486
Receivable from advisor	10	22,634	—
Prepaid expenses	36,046	23,062	72,388
Other assets	—	—	230,422

Total assets	48,070,862	108,513,030	1,140,252,049

Liabilities
Collateral at value - securities loaned	1,877,500	8,526,800	139,417,350
Investments purchased payable	1,751,521	1,760,907	16,352,061
Other affiliates payable	22,897	67,931	323,979
Capital shares redeemed payable	15,918	292,734	2,028,676
Investment advisory fees payable	11,351	78,976	462,146
Service and distribution fees payable	9,840	34,100	81,818
Officer’s and Trustees’ fees payable	5,761	5,776	7,924
Other accrued expenses payable	25,450	33,263	111,049

Total liabilities	3,720,238	10,800,487	158,785,003

Net Assets	$44,350,624	$97,712,543	$981,467,046

Net Assets Consist of
Paid-in capital	$50,116,730	$108,762,192	$1,430,133,311
Undistributed net investment income	83,511	331,426	4,725,979
Accumulated net realized loss	(6,234,162)	(11,736,733)	(453,664,759)
Net unrealized appreciation/depreciation	384,545	355,658	272,515

Net Assets	$44,350,624	$97,712,543	$981,467,046

[1] Investments at cost - unaffiliated	$45,196,839	$98,845,555	$992,751,802
[2] Securities loaned at value	1,859,456	7,576,258	138,886,097
[3] Investments at cost - affiliated	1,877,500	8,526,800	139,417,350

See Notes to Financial Statements.

18	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Assets and Liabilities (concluded)

September 30, 2008	Small Cap Value Equity Portfolio	Small Cap Core Equity Portfolio	Small Cap Growth Equity Portfolio
Net Asset Value
BlackRock:
Net Assets	$3,046,197	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	366,555	—	—
Net Asset Value	$8.31	$—	$—
Institutional:
Net Assets	$19,076,552	$38,684,501	$699,761,169
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,292,996	2,438,683	34,425,289
Net Asset Value	$8.32	$15.86	$20.33
Service:
Net Assets	$1,546,388	$3,429,966	$40,513,909
Shares outstanding, unlimited number of shares authorized, $0.001 par value	191,595	218,091	2,099,021
Net Asset Value	$8.07	$15.73	$19.30
Investor A:
Net Assets	$16,490,430	$23,686,851	$211,065,386
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,065,712	1,521,130	11,251,244
Net Asset Value	$7.98	$15.57	$18.76
Investor B:
Net Assets	$1,947,251	$5,723,875	$5,721,418
Shares outstanding, unlimited number of shares authorized, $0.001 par value	303,789	379,270	345,532
Net Asset Value	$6.41	$15.09	$16.56
Investor C:
Net Assets	$2,243,806	$26,187,350	$24,405,164
Shares outstanding, unlimited number of shares authorized, $0.001 par value	351,548	1,738,084	1,473,918
Net Asset Value	$6.38	$15.07	$16.56

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	19

Statements of Operations

Year Ended September 30, 2008	Small Cap Value Equity Portfolio	Small Cap Core Equity Portfolio	Small Cap Growth Equity Portfolio
Investment Income
Dividends	$686,601	$917,587	$5,473,718
Interest	40	417	120,936
Interest from affiliates	407	2,055	5,454
Securities lending from affiliates	95,500	185,780	2,870,451
Foreign taxes withheld	—	—	(787)

Total investment income	782,548	1,105,839	8,469,772

Expenses
Investment advisory	297,420	1,046,372	5,019,039
Service and distribution - class specific	119,999	440,962	919,449
Transfer agent - class specific	66,486	257,848	1,072,950
Registration	55,793	52,541	74,334
Administration	40,557	78,478	642,528
Custodian	33,310	24,483	106,343
Professional	30,678	31,301	42,282
Printing	24,402	49,063	242,794
Officer and Trustees	23,159	23,933	34,524
Administration - class specific	13,537	26,156	214,589
Miscellaneous	15,956	15,605	30,763

Total expenses	721,297	2,046,742	8,399,595
Less fees waived by advisor	(63,397)	(5,908)	—
Less administration fees waived - class specific	(1,658)	(19,532)	(910)
Less transfer agent fees waived - class specific	(787)	(9,813)	(155)
Less transfer agent fees reimbursed - class specific	(1,315)	(80,370)	(246)
Less fees paid indirectly	(109)	(578)	(1,617)

Total expenses after waivers, reimbursement and fees paid indirectly	654,031	1,930,541	8,396,667

Net investment income (loss)	128,517	(824,702)	73,105

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(5,732,363)	(11,478,306)	23,710,054

Net change in unrealized appreciation/depreciation on investments	(4,920,623)	(9,749,568)	(161,736,801)

Total realized and unrealized loss	(10,652,986)	(21,227,874)	(138,026,747)

Net Decrease in Net Assets Resulting from Operations	$(10,524,469)	$(22,052,576)	$(137,953,642)

See Notes to Financial Statements.

20	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Changes in Net Assets

	Small Cap Value Equity Portfolio		Small Cap Core Equity Portfolio		Small Cap Growth Equity Portfolio
Increase (Decrease) in Net Assets:	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2008	2007	2008	2007	2008	2007
Operations
Net investment income (loss)	$128,517	$212,079	$(824,702)	$(1,148,210)	$73,105	$(3,622,784)
Net realized gain (loss)	(5,732,363)	11,328,942	(11,478,306)	10,368,324	23,710,054	109,493,054
Net change in unrealized appreciation/depreciation	(4,920,623)	(3,201,326)	(9,749,568)	3,477,355	(161,736,801)	48,459,896

Net increase (decrease) in net assets resulting from operations	(10,524,469)	8,339,695	(22,052,576)	12,697,469	(137,953,642)	154,330,166

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	—	(96,251)	—	—	—	—
Institutional	(45,006)	(864,738)	—	—	—	—
Service	—	(79,661)	—	—	—	—
Investor A	—	(565,742)	—	—	—	—
Investor B	—	(85,437)	—	—	—	—
Investor C	—	(57,217)	—	—	—	—
Tax return of capital:
BlackRock	(87,513)	—	—	—	—	—
Institutional	(628,719)	—	—	—	—	—
Service	(51,758)	—	—	—	—	—
Investor A	(574,809)	—	—	—	—	—
Investor B	(119,712)	—	—	—	—	—
Investor C	(102,421)	—	—	—	—	—
Net realized gain:
BlackRock	(472,617)	(883,861)	—	—	—	—
Institutional	(3,425,943)	(7,026,310)	(2,956,776)	(389,967)	—	—
Service	(280,468)	(767,565)	(358,504)	(53,212)	—	—
Investor A	(3,071,371)	(5,528,989)	(2,250,029)	(354,006)	—	—
Investor B	(607,482)	(1,626,642)	(603,710)	(142,927)	—	—
Investor C	(519,399)	(983,319)	(2,458,205)	(437,962)	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(9,987,218)	(18,565,732)	(8,627,224)	(1,378,074)	—	—

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(4,047,188)	(5,609,699)	19,065,677	15,600,046	274,159,643	35,819,149

Redemption Fees
Redemption fees	394	156	7,309	2,573	85,371	38,501

Net Assets
Total increase (decrease) in net assets	(24,558,481)	(15,835,580)	(11,606,814)	26,922,014	136,291,372	190,187,816
Beginning of year	68,909,105	84,744,685	109,319,357	82,397,343	845,175,674	654,987,858

End of year	$44,350,624	$68,909,105	$97,712,543	$109,319,357	$981,467,046	$845,175,674

End of year undistributed net investment income	$83,511	$—	$331,426	$—	$4,725,979	$—

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	21

Financial Highlights	Small Cap Value Equity Portfolio

	BlackRock					Institutional
	Year Ended September 30,				Period April 12, 2004[1] to September 30, 2004	Year Ended September 30,
	2008	2007	2006	2005		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.83	$13.46	$15.16	$15.23	$16.02	$11.86	$13.49	$15.17	$15.22	$14.17

Net investment income (loss)[2]	0.03	0.04	0.00 [3]	0.02	0.00 [3]	0.05	0.07	0.03	0.04	(0.02)
Net realized and unrealized gain (loss)	(1.75)	1.27	1.21	2.90	(0.79)	(1.75)	1.28	1.21	2.90	2.86

Net increase (decrease) from investment operations	(1.72)	1.31	1.21	2.92	(0.79)	(1.70)	1.35	1.24	2.94	2.84

Dividends and distributions from:
Net investment income	—	(0.29)	(0.17)	—	—	(0.02)	(0.33)	(0.18)	—	—
Tax return of capital	(0.29)	—	—	—	—	(0.31)	—	—	—	—
Net realized gain	(1.51)	(2.65)	(2.74)	(2.99)	—	(1.51)	(2.65)	(2.74)	(2.99)	(1.79)

Total dividends and distributions	(1.80)	(2.94)	(2.91)	(2.99)	—	(1.84)	(2.98)	(2.92)	(2.99)	(1.79)

Redemption fees added to paid-in capital[3]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$8.31	$11.83	$13.46	$15.16	$15.23	$8.32	$11.86	$13.49	$15.17	$15.22

Total Investment Return
Based on net asset value[4]	(16.96)%	9.90%	9.61%	20.60%	(4.93)%[5]	(16.83)%	10.20%	9.81%	20.77%	20.87%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.10%	1.08%	1.10%	1.07%	1.10%[6]	0.90%	0.86%	0.89%	0.97%	0.95%

Total expenses	1.25%	1.10%	1.12%	1.08%	1.33%[6]	1.01%	0.87%	0.91%	1.00%	0.98%

Net investment income (loss)	0.33%	0.32%	(0.01)%	0.16%	(0.17)%[6]	0.55%	0.57%	0.23%	0.26%	(0.15)%

Supplemental Data
Net assets, end of period (000)	$3,046	$4,929	$4,454	$5,162	$4,787	$19,077	$27,999	$36,480	$68,880	$66,083

Portfolio turnover	159%	108%	123%	133%	154%	159%	108%	123%	133%	154%

	Service					Investor A
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$11.57	$13.21	$14.95	$15.07	$14.09	$11.45	$13.11	$14.86	$15.00	$14.04

Net investment income (loss)[2]	0.02	0.04	(0.02)	0.00 [3]	(0.07)	0.01	0.02	(0.03)	0.00 [3]	(0.09)
Net realized and unrealized gain (loss)	(1.71)	1.25	1.19	2.87	2.84	(1.69)	1.24	1.19	2.85	2.84

Net increase (decrease) from investment operations	(1.69)	1.29	1.17	2.87	2.77	(1.68)	1.26	1.16	2.85	2.75

Dividends and distributions from:
Net investment income	—	(0.28)	(0.17)	—	—	—	(0.27)	(0.17)	—	—
Tax return of capital	(0.30)	—	—	—	—	(0.28)	—	—	—	—
Net realized gain	(1.51)	(2.65)	(2.74)	(2.99)	(1.79)	(1.51)	(2.65)	(2.74)	(2.99)	(1.79)

Total dividends and distributions	(1.81)	(2.93)	(2.91)	(2.99)	(1.79)	(1.79)	(2.92)	(2.91)	(2.99)	(1.79)

Redemption fees added to paid-in capital[3]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$8.07	$11.57	$13.21	$14.95	$15.07	$7.98	$11.45	$13.11	$14.86	$15.00

Total Investment Return
Based on net asset value[4]	(17.15)%	9.92%	9.45%	20.46%	20.45%	(17.23)%[7]	9.79%[7]	9.40%[7]	20.43%[7]	20.38%[7]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.26%	1.10%	1.27%	1.24%	1.25%	1.32%	1.23%	1.29%	1.24%	1.35%

Total expenses	1.40%	1.12%	1.32%	1.25%	1.29%	1.44%	1.24%	1.40%	1.35%	1.47%

Net investment income (loss)	0.19%	0.34%	(0.18)%	(0.03)%	(0.45)%	0.12%	0.17%	(0.19)%	(0.01)%	(0.55)%

Supplemental Data
Net assets, end of year (000)	$1,546	$2,143	$3,852	$3,405	$3,288	$16,490	$25,737	$27,943	$31,889	$35,240

Portfolio turnover	159%	108%	123%	133%	154%	159%	108%	123%	133%	154%

See Notes to Financial Statements.

22	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	Small Cap Value Equity Portfolio

	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.53	$11.30	$13.28	$13.77	$13.11	$9.50	$11.31	$13.28	$13.78	$13.11

Net investment loss[2]	(0.05)	(0.05)	(0.12)	(0.10)	(0.19)	(0.05)	(0.06)	(0.11)	(0.10)	(0.19)
Net realized and unrealized gain (loss)	(1.36)	1.07	1.03	2.60	2.64	(1.36)	1.05	1.03	2.59	2.65

Net increase (decrease) from investment operations	(1.41)	1.02	0.91	2.50	2.45	(1.41)	0.99	0.92	2.49	2.46

Dividends and distributions from:
Net investment income	—	(0.14)	(0.15)	—	—	—	(0.15)	(0.15)	—	—
Tax return of capital	(0.20)	—	—	—	—	(0.20)	—	—	—	—
Net realized gain	(1.51)	(2.65)	(2.74)	(2.99)	(1.79)	(1.51)	(2.65)	(2.74)	(2.99)	(1.79)

Total dividends and distributions	(1.71)	(2.79)	(2.89)	(2.99)	(1.79)	(1.71)	(2.80)	(2.89)	(2.99)	(1.79)

Redemption fees added to paid-in capital[3]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$6.41	$9.53	$11.30	$13.28	$13.77	$6.38	$9.50	$11.31	$13.28	$13.78

Total Investment Return
Based on net asset value[4,7]	(17.79)%	9.08%	8.46%	19.58%	19.45%	(17.87)%	8.80%	8.56%	19.49%	19.53%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.12%	1.92%	2.12%	2.00%	2.07%	2.16%	2.04%	2.10%	2.00%	2.09%

Total expenses	2.31%	2.08%	2.23%	2.00%	2.09%	2.28%	2.05%	2.11%	2.00%	2.11%

Net investment loss	(0.63)%	(0.48)%	(1.01)%	(0.76)%	(1.28)%	(0.70)%	(0.64)%	(1.00)%	(0.76)%	(1.30)%

Supplemental Data
Net assets, end of year (000)	$1,947	$4,479	$7,373	$12,848	$15,952	$2,244	$3,622	$4,643	$6,414	$6,715

Portfolio turnover	159%	108%	123%	133%	154%	159%	108%	123%	133%	154%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Annualized.

7	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	23

Financial Highlights (continued)	Small Cap Core Equity Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$21.21	$18.50	$17.62	$14.77	$11.99	$21.05	$18.41	$17.59	$14.73	$11.99

Net investment loss[1]	(0.05)	(0.13)	(0.12)	(0.10)	(0.13)	(0.09)	(0.18)	(0.18)	(0.13)	(0.20)
Net realized and unrealized gain (loss)	(3.63)	3.15	1.30	3.06	3.01	(3.61)	3.13	1.30	3.10	3.04

Net increase (decrease) from investment operations	(3.68)	3.02	1.18	2.96	2.88	(3.70)	2.95	1.12	2.97	2.84

Distributions from net realized gain	(1.67)	(0.31)	(0.30)	(0.11)	(0.15)	(1.62)	(0.31)	(0.30)	(0.11)	(0.15)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.05	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.05

Net asset value, end of year	$15.86	$21.21	$18.50	$17.62	$14.77	$15.73	$21.05	$18.41	$17.59	$14.73

Total Investment Return
Based on net asset value	(18.37)%[3]	16.46%[3]	6.81%[3]	20.10%[3]	24.51%[4]	(18.59)%[3]	16.15%[3]	6.47%[3]	20.22%[3]	24.17%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.30%	1.30%	1.30%	1.30%	1.30%	1.58%	1.57%	1.60%	1.60%	1.60%

Total expenses	1.40%	1.38%	1.47%	1.81%	2.37%	1.64%	1.59%	1.64%	2.01%	2.67%

Net investment loss	(0.26)%	(0.62)%	(0.68)%	(0.59)%	(0.89)%	(0.51)%	(0.88)%	(0.99)%	(0.80)%	(1.19)%

Supplemental Data
Net assets, end of year (000)	$38,685	$33,707	$24,172	$12,641	$1,802	$3,430	$4,909	$2,776	$94	$— [5]

Portfolio turnover	103%	103%	111%	118%	78%	103%	103%	111%	118%	78%

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$20.86	$18.27	$17.49	$14.71	$11.99

Net investment loss[1]	(0.12)	(0.21)	(0.20)	(0.17)	(0.24)
Net realized and unrealized gain (loss)	(3.58)	3.11	1.28	3.06	3.04

Net increase (decrease) from investment operations	(3.70)	2.90	1.08	2.89	2.80

Distributions from net realized gain	(1.59)	(0.31)	(0.30)	(0.11)	(0.15)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.07

Net asset value, end of year	$15.57	$20.86	$18.27	$17.49	$14.71

Total Investment Return
Based on net asset value[6]	(18.74)%[3]	16.00%[3]	6.28%[3]	19.71%[3]	24.01%[7]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.76%	1.74%	1.73%	1.71%	1.74%

Total expenses	1.90%	1.80%	1.90%	2.17%	2.89%

Net investment loss	(0.69)%	(1.06)%	(1.11)%	(1.01)%	(1.32)%

Supplemental Data
Net assets, end of year (000)	$23,687	$29,070	$20,973	$11,997	$3,154

Portfolio turnover	103%	103%	111%	118%	78%

See Notes to Financial Statements.

24	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	Small Cap Core Equity Portfolio

	Investor B
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$20.23	$17.87	$17.24	$14.61	$11.99

Net investment loss[1]	(0.24)	(0.36)	(0.33)	(0.28)	(0.37)
Net realized and unrealized gain (loss)	(3.48)	3.03	1.26	3.02	3.07

Net increase (decrease) from investment operations	(3.72)	2.67	0.93	2.74	2.70

Distributions from net realized gain	(1.42)	(0.31)	(0.30)	(0.11)	(0.15)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.07

Net asset value, end of year	$15.09	$20.23	$17.87	$17.24	$14.61

Total Investment Return
Based on net asset value[6]	(19.36)%[3]	15.06%[3]	5.49%[3]	18.81%[3]	23.17%[7]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.51%	2.51%	2.49%	2.44%	2.49%

Total expenses	2.60%	2.57%	2.55%	2.81%	3.56%

Net investment loss	(1.42)%	(1.84)%	(1.87)%	(1.74)%	(2.07)%

Supplemental Data
Net assets, end of year (000)	$5,724	$8,956	$8,326	$6,303	$1,157

Portfolio turnover	103%	103%	111%	118%	78%

	Investor C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$20.25	$17.87	$17.23	$14.60	$11.99

Net investment loss[1]	(0.24)	(0.35)	(0.32)	(0.28)	(0.28)
Net realized and unrealized gain (loss)	(3.47)	3.04	1.26	3.02	2.99

Net increase (decrease) from investment operations	(3.71)	2.69	0.94	2.74	2.71

Distributions from net realized gain	(1.47)	(0.31)	(0.30)	(0.11)	(0.15)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.05

Net asset value, end of year	15.07	$20.25	$17.87	$17.23	$14.60

Total Investment Return
Based on net asset value[6]	(19.34)%[3]	15.17%[3]	5.55%[3]	18.82%[3]	23.08%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.50%	2.48%	2.44%	2.44%	2.47%

Total expenses	2.60%	2.54%	2.48%	2.80%	3.56%

Net investment loss	(1.43)%	(1.81)%	(1.81)%	(1.74)%	(2.03)%

Supplemental Data
Net assets, end of year (000)	$26,187	$32,677	$26,151	$17,266	$3,352

Portfolio turnover	103%	103%	111%	118%	78%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.42%.

5	Net assets end of period are less than $500.

6	Total investment returns exclude the effects of sales charges.

7	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.59%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	25

Financial Highlights (continued)	Small Cap Core Equity Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$23.71	$19.26	$17.29	$14.52	$12.26	$22.58	$18.38	$16.54	$13.92	$11.79

Net investment income (loss)[1]	0.03	(0.07)	(0.09)	(0.06)	(0.11)	(0.03)	(0.11)	(0.13)	(0.11)	(0.15)
Net realized and unrealized gain (loss)	(3.41)	4.52	2.06	2.82	2.37	(3.25)	4.31	1.97	2.72	2.28

Net increase (decrease) from investment operations	(3.38)	4.45	1.97	2.76	2.26	(3.28)	4.20	1.84	2.61	2.13

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net asset value, end of year	$20.33	$23.71	$19.26	$17.29	$14.52	$19.30	$22.58	$18.38	$16.54	$13.92

Total Investment Return
Based on net asset value	(14.26)%[3]	23.11%[3]	11.39%[3]	19.08%[4]	18.43%[3]	(14.53)%[3]	22.85%[3]	11.12%[3]	18.82%[4]	18.07%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	0.77%	0.82%	0.83%	0.94%	0.92%	1.07%	1.02%	1.08%	1.19%	1.20%

Total expenses	0.77%	0.82%	0.83%	0.95%	0.93%	1.07%	1.02%	1.08%	1.19%	1.20%

Net investment income (loss)	0.15%	(0.34)%	(0.48)%	(0.40)%	(0.73)%	(0.14)%	(0.54)%	(0.73)%	(0.70)%	(1.02)%

Supplemental Data
Net assets, end of year (000)	$699,761	$587,586	$426,000	$357,857	$272,324	$40,514	$35,945	$26,422	$24,491	$29,569

Portfolio turnover	81%	81%	74%	91%	81%	81%	81%	74%	91%	81%

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$21.97	$17.90	$16.12	$13.57	$11.51	$19.57	$16.07	$14.61	$12.39	$10.59

Net investment loss[1]	(0.05)	(0.13)	(0.14)	(0.10)	(0.16)	(0.21)	(0.26)	(0.27)	(0.20)	(0.24)
Net realized and unrealized gain (loss)	(3.16)	4.20	1.92	2.64	2.22	(2.80)	3.76	1.73	2.41	2.04

Net increase (decrease) from investment operations	(3.21)	4.07	1.78	2.54	2.06	(3.01)	3.50	1.46	2.21	1.80

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net asset value, end of year	$18.76	$21.97	$17.90	$16.12	$13.57	$16.56	$19.57	$16.07	$14.61	$12.39

Total Investment Return
Based on net asset value[5]	(14.61)%[3]	22.74%[3]	11.04%[3]	18.79%[4]	17.90%[3]	(15.38)%[3]	21.78%[3]	9.99%[3]	17.92%[6]	17.00%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.16%	1.12%	1.15%	1.19%	1.30%	2.08%	1.92%	2.11%	1.94%	2.07%

Total expenses	1.16%	1.12%	1.25%	1.29%	1.40%	2.08%	2.02%	2.30%	1.94%	2.07%

Net investment loss	(0.22)%	(0.64)%	(0.80)%	(0.66)%	(1.12)%	(1.11)%	(1.44)%	(1.77)%	(1.45)%	(1.89)%

Supplemental Data
Net assets, end of year (000)	$211,065	$189,575	$176,250	$160,374	$131,795	$5,721	$10,222	$10,649	$15,516	$23,983

Portfolio turnover	81%	81%	74%	91%	81%	81%	81%	74%	91%	81%

See Notes to Financial Statements.

26	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (concluded)	Small Cap Growth Equity Portfolio

	Investor C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$19.57	$16.09	$14.62	$12.40	$10.60

Net investment loss[1]	(0.21)	(0.29)	(0.26)	(0.19)	(0.25)
Net realized and unrealized gain (loss)	(2.80)	3.77	1.73	2.40	2.05

Net increase (decrease) from investment operations	(3.01)	3.48	1.47	2.21	1.80

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net asset value, end of year	$16.56	$19.57	$16.09	$14.62	$12.40

Total Investment Return
Based on net asset value[5]	(15.38)%[3]	21.63%[3]	10.05%[3]	17.90%[6]	16.98%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.08%	2.04%	2.02%	1.94%	2.08%

Total expenses	2.08%	2.09%	2.02%	1.94%	2.08%

Net investment loss	(1.14)%	(1.56)%	(1.68)%	(1.41)%	(1.90)%

Supplemental Data
Net assets, end of year (000)	$24,405	$21,847	$15,667	$15,434	$13,989

Portfolio turnover	81%	81%	74%	91%	81%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.07%.

5	Total investment returns exclude the effects of sales charges.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.08%.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	27

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2008, the Fund had 27 registered portfolios, of which the BlackRock Small Cap Value Equity Portfolio (“Small Cap Value Equity”), BlackRock Small Cap Core Equity Portfolio (“Small Cap Core Equity”) and BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity”), (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the BlackRock, Service, Investor A, Investor B and Investor C Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day. The Portfolios value their investments in the BlackRock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual method. The Portfolios amortize all premiums and discounts on debt securities. Income, realized and unrealized gains and losses of a Portfolio are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates. Certain dividends from net investment income for Small Cap Value Equity have been reclassified to distributions from tax return of capital.

Securities Lending: The Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the United States government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The Portfolios typically receive the income on the loaned securities but do not receive the income on the collateral. Where the Portfolios receive cash collateral, they may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolios may receive a flat fee for their loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities either in the event of borrower default or in the event of losses on investments made with cash collateral.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

28	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

Effective March 31, 2008, the Portfolios implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to each Portfolio, and has determined that the adoption of FIN 48 does not have a material impact on each Portfolio’s financial statements. The Portfolios file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s U.S. federal tax returns remains open for the years ended September 30, 2005 through September 30, 2007. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “FSP”) was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to one of the Portfolios or classes are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreements and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

Average Daily Net Assets	Small Cap Value Equity and Small Cap Growth Equity
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater Than $3 Billion	0.450%

Small Cap Core Equity Portfolio pays an advisory fee at an annual rate of 1.00% of average daily net assets.

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2009, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding; interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

	Share Classes
	Small Cap Value Equity	Small Cap Core Equity	Small Cap Growth Equity
BlackRock	1.10%	N/A	N/A
Institutional	0.97%	1.30%	0.99%
Service	1.27%	1.60%	1.29%
Investor A	1.44%	1.77%	1.46%
Investor B	2.19%	2.52%	2.21%
Investor C	2.19%	2.52%	2.21%

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio.

Prior to January 1, 2008, the fee was paid at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% of average daily gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

ANNUAL REPORT	SEPTEMBER 30, 2008	29

Notes to Financial Statements (continued)

Effective January 1, 2008, the fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), formerly PFPC Inc., an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2008, the Portfolios incurred the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

Small Cap Value Equity	$19,547
Small Cap Core Equity	59,108
Small Cap Growth Equity	355,299

PNCGIS and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion of each Portfolio. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Portfolios have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”) or its affiliates. Pursuant to that order, the Portfolios have retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The portion of the securities on loan as of year-end with MLPF&S or its affiliates and the securities lending agent fees received by BIM during the year were as follows:

	Value of securities loans to affiliates as of September 30, 2008	Securities lending agent fees for the year ended September 30, 2008
Small Cap Value Equity	$—	$24,038
Small Cap Core Equity	—	46,878
Small Cap Growth Equity	11,960,135	730,981

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Distributors, Inc. (“BDI”), an affiliate of BlackRock, Inc. Pursuant to the Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BDI ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
BlackRock	0.25%	—
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

For the year ended September 30, 2008, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Small Cap Value Equity	$60,262
Small Cap Core Equity	129,583
Small Cap Growth Equity	305,034

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the year ended September 30, 2008, each Portfolio reimbursed the Advisor the following amounts for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

Call Center	Small Cap Value	Small Cap Core	Small Cap Growth
Share Classes	Equity	Equity	Equity
BlackRock	$38	$—	$—
Institutional	163	1,210	23,045
Service	69	375	862
Investor A	1,571	8,486	22,814
Investor B	730	1,355	1,168
Investor C	303	3,751	4,500

Total	$2,874	$15,177	$52,389

30	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

For the year ended September 30, 2008, the following charts show the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

Administration Fees	Small Cap Value	Small Cap Core	Small Cap Growth
Share Classes	Equity	Equity	Equity
BlackRock	$837	$—	$—
Institutional	5,849	9,398	145,765
Service	453	969	9,767
Investor A	4,950	6,663	51,076
Investor B	748	1,767	2,057
Investor C	700	7,359	5,924

Total	$13,537	$26,156	$214,589

Administration Fees Waived	Small Cap Value	Small Cap Core	Small Cap Growth
Share Classes	Equity	Equity	Equity
BlackRock	$757	$—	$—
Institutional	—	7,946	—
Service	240	556	819
Investor A	28	4,846	—
Investor B	544	1,341	58
Investor C	89	4,843	33

Total	$1,658	$19,532	$910

Service and Distribution Fees	Small Cap Value	Small Cap Core	Small Cap Growth
Share Classes	Equity	Equity	Equity
BlackRock	$8,321	$—	$—
Service	4,522	9,638	88,545
Investor A	49,348	66,815	511,317
Investor B	29,833	70,829	82,182
Investor C	27,975	293,680	237,405

Total	$119,999	$440,962	$919,449

Transfer Agent Fees	Small Cap Value	Small Cap Core	Small Cap Growth
Share Classes	Equity	Equity	Equity
BlackRock	$243	$—	$—
Institutional	5,456	40,439	474,445
Service	2,829	4,142	56,030
Investor A	40,161	98,160	422,895
Investor B	9,794	22,483	30,481
Investor C	8,003	92,624	89,099

Total	$66,486	$257,848	$1,072,950

Transfer Agent Fees Waived	Small Cap Value	Small Cap Core	Small Cap Growth
Share Classes	Equity	Equity	Equity
BlackRock	$33	$—	$—
Institutional	—	980	—
Service	28	205	25
Investor A	—	5,314	—
Investor B	714	1,047	9
Investor C	12	2,267	121

Total	$787	$9,813	$155

Transfer Agent Fees Reimbursed	Small Cap Value	Small Cap Core	Small Cap Growth
Share Classes	Equity	Equity	Equity
BlackRock	$158	$—	$—
Institutional	—	27,430	—
Service	40	1,480	179
Investor A	—	26,975	—
Investor B	1,113	3,692	—
Investor C	4	20,793	67

Total	$1,315	$80,370	$246

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At September 30, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2009	2010	2011
Small Cap Value Equity	$15,969	$13,841	$29,752
Small Cap Core Equity	45,835	54,375	111,615
Small Cap Growth Equity	28,413	16,894	—

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Advisor, expired on January 31, 2008:

Small Cap Value Equity	$24,977
Small Cap Core Equity	73,554

For the year ended September 30, 2008, Merrill Lynch, through its affiliated broker dealer, Merrill Lynch, Pierce, Fenner and Smith Incorporated, earned commissions on transactions of securities as follows:

Commission Amount
Small Cap Value Equity	$6,260
Small Cap Core Equity	945
Small Cap Growth Equity	8,754

For the year ended September 30, 2008, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Shares as follows:

Small Cap Value Equity	$1,569
Small Cap Core Equity	13,256
Small Cap Growth Equity	38,981

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

ANNUAL REPORT	SEPTEMBER 30, 2008	31

Notes to Financial Statements (continued)

For the year ended September 30, 2008, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
Small Cap Value Equity	$—	$3,684	$28
Small Cap Core Equity	149	14,472	9,765
Small Cap Growth Equity	50	14,195	6,496

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the year ended September 30, 2008, was as follows which are included in interest from affiliates on the Statements of Operations:

Small Cap Value Equity	$407
Small Cap Core Equity	2,055
Small Cap Growth Equity	5,454

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or trustees/directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the year ended September 30, 2008, purchases and sales of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Small Cap Value Equity	$83,906,990	$97,709,421
Small Cap Core Equity	116,273,678	105,137,810
Small Cap Growth Equity	993,463,204	699,240,711

4. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2008 and was subsequently renewed. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios pay a commitment fee of 0.06% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the year ended September 30, 2008.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The following permanent differences as of September 30, 2008 attributable to net operating losses, the tax classification of settlement proceeds and reclassifications of distributions paid were reclassified to the following accounts:

	Decrease Paid in-Capital	Increase Undistributed Net Investment Income	Increase Accumulated Net Realized Gain/(Loss)
Small Cap Core Equity	$(1,156,137)	$1,156,128	$9
Small Cap Growth Equity	(4,652,874)	4,652,874	—

The tax character of distributions during the years ended September 30, 2008 and September 30, 2007 were as follows:

	Ordinary Income	Long-Term Capital Gain	Tax Return of Capital	Total
Small Cap Value Equity
9/30/08	$2,478,294	$5,943,992	$1,564,932	$9,987,218
9/30/07	5,717,382	12,848,350	—	18,565,732
Small Cap Core Equity
9/30/08	2,390,496	6,236,728	—	8,627,224
9/30/07	466,787	911,287	—	1,378,074

As of September 30, 2008, the tax components of accumulated losses were as follows:

	Capital Loss Carryforward	Net Unrealized Losses*	Total Accumulated Losses
Small Cap Value Equity	$—	$(5,766,106)	$(5,766,106)
Small Cap Core Equity	(461,113)	(10,588,536)	(11,049,649)
Small Cap Growth Equity	(442,405,368)	(6,260,897)	(448,666,265)

*	The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the timing of income recognition on partnership interests, the deferral of post-October capital losses for tax purposes and the difference between the book and tax treatment of securities on loan.

As of September 30, 2008, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30,
	2010	2011	2016
Small Cap Core Equity	$—	$—	$461,113
Small Cap Growth Equity	337,418,276	104,987,092	—

32	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

6. Capital Shares Transactions:

Transactions in shares for each year were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
Small Cap Value Equity	Shares	Amount	Shares	Amount
BlackRock
Shares sold	170	$1,553	2,313	$31,882
Shares issued in reinvestment of dividends	56,693	560,132	83,414	980,112

Total issued	56,863	561,685	85,727	1,011,994
Shares redeemed	(106,923)	(1,262,762)	(12)	(147)

Net increase (decrease)	(50,060)	$(701,077)	85,715	$1,011,847

Institutional
Shares sold	700,118	$6,837,512	2,203,931	$27,232,170
Shares issued in reinvestment of dividends	94,195	930,649	540,715	6,358,811

Total issued	794,313	7,768,161	2,744,646	33,590,981
Shares redeemed	(862,808)	(8,137,224)	(3,086,826)	(37,936,509)

Net decrease	(68,495)	$(369,063)	(342,180)	$(4,345,528)

Service
Shares sold	28,830	$270,508	108,832	$1,308,950
Shares issued in reinvestment of dividends	17,734	170,431	73,115	840,090

Total issued	46,564	440,939	181,947	2,149,040
Shares redeemed	(40,279)	(353,709)	(288,316)	(3,370,071)

Net increase (decrease)	6,285	$87,230	(106,369)	$(1,221,031)

Investor A
Shares sold	201,643	$1,757,564	265,906	$3,132,937
Shares issued in reinvestment of dividends	378,470	3,599,258	523,955	5,962,612

Total issued	580,113	5,356,822	789,861	9,095,549
Shares redeemed	(762,411)	(7,077,882)	(673,211)	(7,906,070)

Net increase (decrease)	(182,298)	$(1,721,060)	116,650	$1,189,479

ANNUAL REPORT	SEPTEMBER 30, 2008	33

Notes to Financial Statements (continued)

	Year Ended		Year Ended
	September 30, 2008		September 30, 2007
Small Cap Value Equity (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	9,284	$69,936	14,373	$144,073
Shares issued in reinvestment of dividends	89,449	687,867	168,042	1,599,759

Total issued	98,733	757,803	182,415	1,743,832
Shares redeemed	(264,918)	(1,915,386)	(364,861)	(3,613,505)

Net decrease	(166,185)	$(1,157,583)	(182,446)	$(1,869,673)

Investor C
Shares sold	10,417	$76,592	8,943	$87,724
Shares issued in reinvestment of dividends	75,079	575,118	97,716	929,291

Total issued	85,496	651,710	106,659	1,017,015
Shares redeemed	(115,083)	(837,345)	(136,195)	(1,391,808)

Net decrease	(29,587)	$(185,635)	(29,536)	$(374,793)

Small Cap Core Equity
Institutional
Shares sold	1,364,139	$24,046,536	964,252	$20,076,507
Shares issued in reinvestment of dividends	144,344	2,634,282	18,955	373,227

Total issued	1,508,483	26,680,818	983,207	20,449,734
Shares redeemed	(658,819)	(11,358,761)	(700,937)	(14,155,104)

Net increase	849,664	$15,322,057	282,270	$6,294,630

Service
Shares sold	53,494	$929,891	107,584	$2,177,427
Shares issued in reinvestment of dividends	7,809	141,645	1,116	21,864

Total issued	61,303	1,071,536	108,700	2,199,291
Shares redeemed	(76,420)	(1,366,692)	(26,289)	(536,623)

Net increase (decrease)	(15,117)	$(295,156)	82,411	$1,662,668

Investor A
Shares sold	741,357	$12,871,654	617,262	$12,489,365
Shares issued in reinvestment of dividends	114,910	2,066,087	16,263	315,990

Total issued	856,267	14,937,741	633,525	12,805,355
Shares redeemed	(728,662)	(12,426,165)	(387,759)	(7,814,097)

Net increase	127,605	$2,511,576	245,766	$4,991,258

34	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

	Year Ended September 30, 2008		Year Ended September 30, 2007
Small Cap Core Equity (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	52,890	$887,951	78,050	$1,537,875
Shares issued in reinvestment of dividends	32,803	575,046	7,039	133,515

Total issued	85,693	1,462,997	85,089	1,671,390
Shares redeemed	(149,045)	(2,471,884)	(108,386)	(2,115,625)

Net decrease	(63,352)	$(1,008,887)	(23,297)	$(444,235)

Investor C
Shares sold	531,601	$9,067,924	481,288	$9,560,770
Shares issued in reinvestment of dividends	132,853	2,323,753	21,846	414,639

Total issued	664,454	11,391,677	503,134	9,975,409
Shares redeemed	(540,356)	(8,855,590)	(352,132)	(6,879,684)

Net increase	124,098	$2,536,087	151,002	$3,095,725

Small Cap Growth Equity
Institutional
Shares sold	26,210,280	$592,523,628	14,091,075	$316,995,355
Shares redeemed	(16,563,602)	(387,167,186)	(11,425,758)	(257,326,360)

Net increase	9,646,678	$205,356,442	2,665,317	$59,668,995

Service
Shares sold	759,940	$16,295,030	1,037,036	$22,144,111
Shares redeemed	(252,607)	(5,415,418)	(882,605)	(18,814,163)

Net increase	507,333	$10,879,612	154,431	$3,329,948

Investor A
Shares sold	6,747,731	$141,983,947	3,319,482	$68,051,019
Shares redeemed	(4,126,237)	(87,664,687)	(4,535,038)	(95,253,392)

Net increase (decrease)	2,621,494	$54,319,260	(1,215,556)	$(27,202,373)

Investor B
Shares sold	94,630	$1,807,045	90,371	$1,638,463
Shares redeemed	(271,481)	(4,962,057)	(230,670)	(4,194,019)

Net decrease	(176,851)	$(3,155,012)	(140,299)	$(2,555,556)

ANNUAL REPORT	SEPTEMBER 30, 2008	35

Notes to Financial Statements (concluded)

	Year Ended September 30, 2008		Year Ended September 30, 2007
Small Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	628,994	$11,776,014	396,856	$7,224,508
Shares redeemed	(271,495)	(5,016,673)	(253,979)	(4,646,373)

Net increase	357,499	$6,759,341	142,877	$2,578,135

There is a 2% redemption fee on shares of certain Portfolios redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Portfolio for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

7. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close on or before December 31, 2008.

Effective October 1, 2008, BlackRock Investments, Inc., an affiliate of the Advisor, replaced BDI as the distributor of the Fund. The service and distribution fees will not change as a result of this transaction.

36	ANNUAL REPORT	SEPTEMBER 30, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Small Cap Value Equity, BlackRock Small Cap Core Equity and BlackRock Small Cap Growth Equity Portfolios [three of the twenty-seven portfolios constituting the BlackRock Funds (the “Fund”), (collectively, the “Portfolios”)] as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2008

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Portfolios during the taxable period ended September 30, 2008:

	Payable Date	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividends Received Deduction for Corporations*	Short-term Capital Gain Dividends for Non U.S. Residents**
BlackRock Small Cap Value Equity Portfolio	12/07/07	22.17%	22.17%	98.18%
BlackRock Small Cap Core Equity Portfolio	12/17/07	9.17%	9.17%	100.00%

*	The funds hereby designate the percentage indicated above or the maximum amount allowable by law.

**	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Portfolios distributed Long-Term Capital Gains per share as follows:

	Payable Date	Long-Term Capital Gain
BlackRock Small Cap Value Equity Portfolio	12/07/07	$1.068378
BlackRock Small Cap Core Equity Portfolio	12/17/07	1.133985

ANNUAL REPORT	SEPTEMBER 30, 2008	37

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of BlackRock Funds (the “Fund”) met in person in April and June 2008 to consider the approval of the Fund’s investment advisory agreement with BlackRock Advisors, LLC (the “Advisor” or “BlackRock”), with respect to each of the portfolios of the Fund, including BlackRock Small Cap Value Equity Portfolio, BlackRock Small Cap Core Equity Portfolio and BlackRock Small Cap Growth Equity Portfolio (each, a “Portfolio”) (the “Advisory Agreement”).

Activities and Composition of the Board

The Board of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are both Independent Trustees. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by, Independent Trustees.

The Advisory Agreement

Upon the consummation of the combination of BlackRock’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (the “Transaction”), the Fund entered into an Advisory Agreement with respect to each Portfolio with the Advisor with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of the Advisory Agreement’s initial two-year term, the Board is required to consider the continuation of the Advisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to each Portfolio by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Advisory Agreement, including the services and support provided to the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management’s and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Portfolios, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Portfolio’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement

The Approval Process: Prior to the April 16, 2008 meeting at which approval of the Advisory Agreement was to be considered, the Board requested and received materials specifically relating to the Advisory Agreement. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on each Portfolio’s fees and expenses and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper (“Peers”); (b) information on the profitability of the Advisory Agreement to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding each Portfolio’s shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 16, 2008 meeting, the Board requested and subsequently received from BlackRock (i) comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Portfolio profitability, Portfolio size and Portfolio fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings of the Portfolios, allocation of Portfolio brokerage fees (including the benefits of “soft dollars”), and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Portfolios. The Board did not identify any particular information as controlling, and each Trustee may have attributed different weights to the various items considered.

At an in-person meeting held on April 16, 2008, the Board discussed and considered the proposed renewal of the Advisory Agreement. As a result of the discussions, the Board requested and BlackRock provided additional information, as detailed above, in advance of the June 3-4, 2008 Board meeting. At the in-person meeting held on June 3-4, 2008, the Board, including the Independent Trustees, unanimously approved

38	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement

the continuation of the Advisory Agreement between the Advisor and the Fund with respect to each Portfolio for a one-year term ending June 30, 2009. The Board considered all factors it believed relevant with respect to each Portfolio, including, among other factors: (i) the nature, extent and quality of the services provided by BlackRock; (ii) the investment performance of the Portfolio and BlackRock portfolio management; (iii) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Portfolio; and (iv) economies of scale.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. The Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Portfolio’s portfolio management team discussing Portfolio performance and the Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally, and of each Portfolio’s portfolio management team; BlackRock’s portfolio trading capabilities; BlackRock’s use of technology; BlackRock’s commitment to compliance; and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock’s compensation structure with respect to the portfolio management teams of the Portfolios and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Portfolios. BlackRock and its affiliates provide the Portfolios with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Portfolios. In addition to investment advisory services, BlackRock and its affiliates provide the Portfolios with other services, including (a) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (b) assisting with daily accounting and pricing; (c) overseeing and coordinating the activities of other service providers; (d) organizing Board meetings and preparing the materials for such Board meetings; (e) providing legal and compliance support; and (f) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Portfolios and BlackRock: The Board, including the Independent Trustees, also reviewed and considered the performance history of each Portfolio. In preparation for the April 16, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to a representative group of similar funds as determined by Lipper and to all funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Portfolio throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that (a) the Small Cap Growth Equity Portfolio and the Small Cap Value Equity Portfolio each performed at or above the median for the Portfolio’s Peers in each of the one-, three- and five-year periods reported and (b) the Small Cap Core Equity Portfolio, which commenced operations on January 2, 2002, performed above the median for its Peers for the one- and three-year periods and since inception.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with Each Portfolio: The Board, including the Independent Trustees, reviewed each Portfolio’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared each Portfolio’s total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Portfolios. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Portfolio and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Portfolio and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreement and to continue to provide the high quality of services that are expected by the Board.

ANNUAL REPORT	SEPTEMBER 30, 2008	39

Disclosure of Investment Advisory Agreement (concluded)

The Board noted that the Small Cap Growth Equity Portfolio and the Small Cap Value Equity Portfolio each paid contractual advisory fees, prior to any expense reimbursements or fee waivers, lower than or equal to the median fees paid by the Portfolio’s Peers. The Board noted that the Small Cap Core Equity Portfolio paid contractual advisory fees higher than the median for its Peers.

The Board noted that BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Portfolio expenses on a class basis. The Board also took into account that the Small Cap Growth Equity Portfolio and the Small Cap Value Equity Portfolio each have an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale.

D. Economies of Scale: The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Portfolios increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolios to participate in these economies of scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolios. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the anticipated efficiencies in the processes of BlackRock’s overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Board found, based on its review of comparable funds, that each Portfolio’s management fee is appropriate in light of the scale of the Portfolio.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock may derive from its relationship with the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research, obtained by soft dollars generated by transactions in the Portfolios, to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board approved the continuation of the Advisory Agreement between the Advisor and the Fund with respect to each Portfolio for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of each Portfolio and the Portfolio’s shareholders. In arriving at a decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolios reflect the results of several years of review by the Trustees and predecessor Trustees, and discussions between the Trustees (and predecessor Trustees) and BlackRock (and predecessor advisors). Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years.

40	ANNUAL REPORT	SEPTEMBER 30, 2008

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Co-Chair of the Board of Trustees and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 Funds 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Co-Chair of the Board of Trustees and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.	34 Funds 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Trustee	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Formerly Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.	34 Funds 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Trustee	Since 2004	Formerly Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 Funds 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Trustee and Member of the Audit Committee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005.	34 Funds 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 Funds 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Partner, Amarna Corporation, LLC (private investment company) since 2002; Director, WQED Multimedia (PBS and Multimedia, a not-for-profit company) since 2002; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partner, LP (private investment) since 1998.	34 Funds 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 Funds 81 Portfolios	None

ANNUAL REPORT	SEPTEMBER 30, 2008	41

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director of Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Formerly Trustee, State Street Research Mutual Funds from 1990 to 2005; Formerly, Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 Funds 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Chair of the Audit Committee and Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member/Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates since 2003; Formerly Director, Inter-Tel from 2006 to 2007.	34 Funds 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Trustee and Member of the Audit Committee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005. Director, Alkon Corporation (pneumatics) since 1992; Director, Indotronix International (IT services) since 2004; Director, Tippman Sports (recreation) since 2005.	34 Funds 81 Portfolios	None

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

Interested Trustees3

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	184 Funds 295 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 295 Portfolios	None

3	Messrs. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

42	ANNUAL REPORT	SEPTEMBER 30, 2008

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, Inc.

New York, NY 10022

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

ANNUAL REPORT	SEPTEMBER 30, 2008	43

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

44	ANNUAL REPORT	SEPTEMBER 30, 2008

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

ANNUAL REPORT	SEPTEMBER 30, 2008	45

[THIS PAGE INTENTIONALLY LEFT BLANK.]

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Natural Resources Trust
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Healthcare Fund	Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio	BlackRock Income Builder Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	BlackRock Intermediate Government	BlackRock Strategic Income Portfolio
BlackRock High Income Fund	Bond Portfolio	BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	SEPTEMBER 30, 2008	47

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EQUITY3-9/08-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock FundsSM
ANNUAL REPORT | SEPTEMBER 30, 2008

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Small/Mid-Cap Growth Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	SEPTEMBER 30, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines related to the housing market turmoil, volatile energy prices, and the escalating credit crisis. The news took an extraordinarily heavy tone in September as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has taken decisive action to restore liquidity and bolster financial market stability. Key moves included slashing the target federal funds rate 275 basis points (2.75%) between October 2007 and April 2008 and providing massive cash injections and lending programs. As the credit crisis took an extreme turn for the worse, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in early October in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility and generally posted losses for the current reporting period, with small-cap stocks faring noticeably better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably, decelerated at a faster pace than domestic equities – a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) amid an ongoing flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.85% by period-end as the financial market contagion widened. Tax-exempt issues underperformed overall, as problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets led to considerable weakness in the high yield sector.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses over the six- and 12-month reporting periods:

Total Returns as of September 30, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(10.87)%	(21.98)%
Small cap U.S. equities (Russell 2000 Index)	(0.54)%	(14.48)%
International equities (MSCI Europe, Australasia, Far East Index)	(22.35)%	(30.50)%
Fixed income (Barclays Capital U.S. Aggregate Index)*	(1.50)%	3.65%
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)*	(2.59)%	(1.87)%
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index)*	(6.77)%	(10.51)%

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary	Mid-Cap Value Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

Against a challenging investment backdrop, virtually all segments of the U.S. equity market, regardless of style or market capitalization, posted negative returns. In this difficult environment, the Portfolio performed in-line with the benchmark Russell Midcap Value Index for the 12-month period.

What factors influenced performance?

•

Negative stock selection in the materials sector proved to be the greatest detractor from performance, while stock selection in consumer discretionary, industrials and utilities also hampered relative returns. However, these unfavorable comparisons were offset by positive results from our positioning and stock picks in the consumer staples, healthcare and financials sectors.

•

In materials, we had disappointing results from the chemicals subsector, particularly Ashland, Inc. and Albemarle Corp., as rising raw material costs and slowing end-market demand pressured profit margins. In consumer discretionary, an underweight in household durables hindered performance, as did stock selection and overweight positions in multiline retailers and hotel, restaurant and casino operators. Within industrials, weakness from diversified manufacturer Textron, Inc. offset gains from Brink’s Co., and in utilities, an underweight in multi-utilities and stock selection in electric and gas utilities weighed on relative performance.

•

Bright spots in consumer staples included favorable stock selection among food & staples retailers and producers of tobacco products. Key individual contributors included Longs Drug Stores Corp., which received a takeover offer from CVS Caremark Corp. and UST, Inc., a smokeless tobacco company which agreed to be acquired by Altria. Within healthcare, an overweight position in healthcare providers & services and stock selection among healthcare equipment & supplies proved advantageous on a relative basis. Key contributors in healthcare included DaVita, Inc., Covidien Ltd. and Teleflex, Inc. Finally, stock selection in financials contributed to the Portfolio’s relative results. Top performers included thrift and mortgage finance company People’s United Financial, Inc. as well as Cullen/Frost Bankers, Inc.

Describe recent Portfolio activity.

•

During the annual period, we increased the Portfolio’s positions in information technology, particularly within the semiconductor and communications equipment subsectors. We also added to the materials sector, establishing new positions in Hercules, Inc. and Temple-Inland, Inc.

•

Conversely, we reduced exposure to financials, consumer staples, utilities and industrials. Within financials, we trimmed our real estate investment trust (REIT), commercial bank and capital markets holdings, while in consumer staples, we eliminated our position in Longs Drug Stores Corp. following the takeover offer. In utilities, we decreased our weighting in independent power producers as energy prices stumbled, and in industrials we sold several positions including URS Corp., L-3 Communications Holdings, Inc. and General Cable Corp.

Describe Portfolio positioning at period-end.

•

Relative to its benchmark, the Portfolio ended the period with overweight positions in information technology (primarily electronic equipment instruments & conglomerates and communications equipment), industrials (machinery and commercial services & supplies) and materials (containers & packaging and chemicals). The most notable underweights at period-end were in financials (REITs and insurance), consumer discretionary (household durables and media) and utilities (multi-utilities).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Ten Largest Holdings	Percent of Long-Term Investments
Safeway, Inc.	2%
Owens-Illinois, Inc.	2
Wisconsin Energy Corp.	2
The Hanover Insurance Group, Inc.	2
W.R. Berkley Corp.	2
Coventry Health Care, Inc.	2
R.R. Donnelley & Sons Co.	2
PPL Corp.	2
AXIS Capital Holdings Ltd.	2
HCC Insurance Holdings, Inc.	2

Five Largest Industries	Percent of Long-Term Investments
Energy & Utilities	11%
Insurance	10
Manufacturing	8
Finance	7
Retail Merchandising	7

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Although the holdings and industries listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

4	ANNUAL REPORT	SEPTEMBER 30, 2008

Portfolio Summary

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies.

3	An index that consists of the bottom 800 securities of the Russell 1000 Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(9.72)%	(20.74)%	(20.74)%	10.29%	10.29%	9.41%	9.41%
Service	(9.78)	(20.95)	(20.95)	10.00	10.00	9.10	9.10
Investor A	(9.89)	(21.04)	(25.21)	9.97	8.80	9.09	8.51
Investor B	(10.16)	(21.53)	(24.60)	9.18	8.90	8.43	8.43
Investor C	(10.19)	(21.56)	(22.24)	9.18	9.18	8.32	8.32
Russell Midcap Value Index	(7.46)	(20.50)	(20.50)	9.98	9.98	9.19	9.19

4	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[6]
Institutional	$1,000.00	$902.82	$4.47	$1,000.00	$1,020.24	$4.76
Service	$1,000.00	$902.21	$5.77	$1,000.00	$1,018.85	$6.15
Investor A	$1,000.00	$901.12	$5.94	$1,000.00	$1,018.67	$6.33
Investor B	$1,000.00	$898.37	$9.49	$1,000.00	$1,014.88	$10.12
Investor C	$1,000.00	$898.06	$9.49	$1,000.00	$1,014.87	$10.13

5	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.94% for Institutional, 1.21% for Service, 1.25% for Investor A, 2.00% for Investor B and 2.00% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	5

Portfolio Summary	Mid-Cap Growth Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

Against a challenging investment backdrop, virtually all segments of the U.S. equity market, regardless of style or market capitalization, posted negative returns. In this difficult environment, the Portfolio performed in-line with the benchmark Russell Midcap Growth Index for the 12-month period.

What factors influenced performance?

•

Strong stock selection in the information technology (IT) and consumer discretionary sectors accounted for the majority of the Portfolio’s outperformance. Within IT, the semiconductor and software industries were the top performers. Semiconductor holdings PMC-Sierra, Inc. and Lam Research Corp. both relatively outperformed names within the benchmark. In the computer software and services industry, Portfolio holding Adobe Systems, Inc. exhibited strong relative performance ahead of an anticipated product launch. Selection in the consumer discretionary sector also was a boost for the Portfolio. The restaurant holding in Panera Bread Co. climbed more than 20% upon executing well in a high-cost environment. Also in the consumer sector, department store operator TJX Cos., Inc. exhibited positive returns.

•	Elsewhere in the Portfolio, coal producer Massey Energy Co. jumped more than 60% on strong global demand for domestic coal.

•

In contrast, stock selection in the consumer staples and healthcare sectors was the most significant detractor from relative returns for the period. In the soaps & cosmetics sector, Bare Escentuals, Inc. fell more than 50% on worries of increasing competition in the mineral-based cosmetic space. Within healthcare, poor stock selection in the pharmaceuticals subsector accounted for the majority of underperformance. Specifically, Medicis Pharmaceutical Corp. dropped more than 50% on concerns of generic competition for its top-selling drug.

•	Also detracting from relative results was aircraft cabin parts provider BE Aerospace, Inc., which dipped more than 60% on worries of a global slowdown.

Describe recent Portfolio activity.

•

During the period, we increased the Portfolio’s underweight in the industrials sector. We also decreased our overweight in the healthcare sector. Within industrials, we eliminated holdings in Precision Castparts Corp. and UTi Worldwide, Inc. and in healthcare, we eliminated Endo Pharmaceuticals Holdings, Inc., Coventry Health Care, Inc. and IMS Health, Inc.

Describe Portfolio positioning at period-end.

•	At September 30, 2008, the Portfolio’s most significant overweight relative to the benchmark was in the IT sector. The most significant underweight at period-end was in industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Ten Largest Holdings	Percent of Long-Term Investments
Amdocs Ltd.	3%
Adobe Systems, Inc.	3
Amphenol Corp.	3
Ametek, Inc.	3
Scientific Games Corp. - Class A	3
Pediatrix Medical Group, Inc.	3
DreamWorks Animation SKG, Inc. - Class A	2
IDEX Corp.	2
Harris Corp.	2
GameStop Corp.	2

Five Largest Industries	Percent of Long-Term Investments
Medical & Medical Services	10%
Oil & Gas	10
Retail Merchandising	6
Electronics	6
Business Services	6

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Although the holdings and industries listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

6	ANNUAL REPORT	SEPTEMBER 30, 2008

Portfolio Summary

Total Return on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies which the portfolio management team believes have above-average earnings growth potential.

3	An index that consists of the bottom 800 securities of the Russell 1000 Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(14.49)%	(23.43)%	(23.43)%	6.67%	6.67%	7.13%	7.13%
Service	(14.47)	(23.61)	(23.61)	6.40	6.40	6.83	6.83
Investor A	(14.64)	(23.83)	(27.85)	6.20	5.05	6.62	6.05
Investor B	(15.00)	(24.38)	(27.79)	5.42	5.09	6.00	6.00
Investor C	(15.00)	(24.38)	(25.14)	5.42	5.42	5.85	5.85
R	(14.72)	(23.83)	(23.83)	6.12	6.12	6.57	6.57
Russell Midcap Growth Index	(13.92)	(24.65)	(24.65)	6.53	6.53	5.51	5.51

4	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[6]
Institutional	$1,000.00	$855.13	$4.90	$1,000.00	$1,019.65	$5.35
Service	$1,000.00	$855.28	$5.11	$1,000.00	$1,019.42	$5.58
Investor A	$1,000.00	$853.57	$7.02	$1,000.00	$1,017.33	$7.67
Investor B	$1,000.00	$850.05	$10.59	$1,000.00	$1,013.41	$11.59
Investor C	$1,000.00	$850.05	$10.38	$1,000.00	$1,013.64	$11.36
R	$1,000.00	$852.81	$7.41	$1,000.00	$1,016.90	$8.10

5	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.06% for Institutional, 1.10% for Service, 1.52% for Investor A, 2.29% for Investor B, 2.24% for Investor C and 1.60% for R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	7

Portfolio Summary	Small/Mid-Cap Growth Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

Against a challenging investment backdrop, virtually all segments of the U.S. equity market, regardless of style or market capitalization, posted negative returns. In this difficult environment, the Portfolio relatively underperformed the benchmark Russell 2500 Growth Index for the 12-month period.

What factors influenced performance?

•

Stock selection in the healthcare and consumer discretionary sectors was the most significant detractor from relative returns for the period. Within the healthcare sector, poor stock selection in the pharmaceuticals subsector accounted for the majority of underperformance. In particular, Medicis Pharmaceutical Corp. dropped more than 50% on concerns of generic competition for its top-selling drug. In the consumer sector, the hotels and leisure industry accounted for most of the weakness. Portfolio holdings Orient-Express Hotels Ltd. and Life Time Fitness, Inc. both experienced double-digit declines for the year. Also detracting from results was aircraft cabin parts provider BE Aerospace, Inc., which dipped more than 60% on worries of a global slowdown.

•

On the positive side, strong stock selection in the energy, information technology (IT) and materials sectors benefited performance. Oil, gas and consumable fuels were the biggest industry contributors within the energy sector. Coal producer Massey Energy Co. jumped more than 60% on strong global demand for domestic coal. Within IT, software and services, as well as communications equipment, were the top sub-industries. SkillSoft Plc, a top holding, continued to execute in a difficult environment, and shares of Greenfield Online, Inc. and Foundry Networks, Inc. performed well after receiving takeout offers from potential acquirers.

•	Selection in the materials sector also boosted relative results, as container board manufacturer Rock-Tenn Co. rose more than 20% during the period.

Describe recent Portfolio activity.

•

We increased the Portfolio’s underweights in the consumer discretionary and industrials sectors. Within the consumer sector, we eliminated holdings in Dick’s Sporting Goods, Inc., Life Time Fitness, Inc. and J.C. Penney Co., Inc. In the industrials space, we eliminated Oshkosh Truck Corp., Spirit AeroSystems Holdings, Inc. and Goodrich Corp.

Describe Portfolio positioning at period-end.

•	At September 30, 2008, the Portfolio’s most significant overweight was in the IT sector, with a diverse group of holdings. The most significant underweight was in the industrials sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Ten Largest Holdings	Percent of Long-Term Investments
SkillSoft Plc - ADR	5%
Sykes Enterprises, Inc.	3
Wright Medical Group, Inc.	2
Zoll Medical Corp.	2
Scientific Games Corp. - Class A	2
Pediatrix Medical Group, Inc.	2
MSCI, Inc. - Class A	2
Forrester Research, Inc.	2
Wright Express Corp.	2
TiVo, Inc.	2

Five Largest Industries	Percent of Long-Term Investments
Computer Software & Services	14%
Business Services	10
Medical Instruments & Supplies	9
Medical & Medical Services	8
Oil & Gas	8

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Although the holdings and industries listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

8	ANNUAL REPORT	SEPTEMBER 30, 2008

Portfolio Summary

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	Under normal market conditions, the Portfolio invests at least 80% of total assets in small-capitalization and mid-capitalization companies.

3	An index composed of the Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(12.40)%	(22.78)%	(22.78)%	4.99%	4.99%	7.91%	7.91%
Investor A	(12.46)	(22.93)	(27.00)	4.71	3.60	7.59	7.01
Investor B	(12.79)	(23.51)	(26.32)	3.92	3.62	6.98	6.98
Investor C	(12.78)	(23.52)	(24.14)	3.92	3.92	6.84	6.84
R	(12.56)	(23.08)	(23.08)	4.41	4.41	7.28	7.28
Russell 2500 Growth Index	(8.91)	(20.70)	(20.70)	6.73	6.73	6.46	6.46

4	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[6]
Institutional	$1,000.00	$876.02	$5.16	$1,000.00	$1,019.43	$5.57
Investor A	$1,000.00	$875.40	$6.33	$1,000.00	$1,018.17	$6.83
Investor B	$1,000.00	$872.10	$9.83	$1,000.00	$1,014.37	$10.63
Investor C	$1,000.00	$872.23	$9.83	$1,000.00	$1,014.37	$10.63
R	$1,000.00	$874.40	$7.64	$1,000.00	$1,016.75	$8.25

5	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.10% for Institutional, 1.35% for Investor A, 2.10% Investor B, 2.10% for Investor C and 1.63% for R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	9

About Portfolios’ Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. R Shares are available only to certain retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Portfolios may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of such Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing a Portfolio’s performance, but does not represent the actual performance of this share class.

Performance for the Mid-Cap Value Equity and Small/Mid-Cap Growth Portfolios for the periods prior to January 31, 2005 is based on performance of certain former State Street Research mutual funds that reorganized with the Portfolios on that date.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2009.

10	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolios and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ANNUAL REPORT	SEPTEMBER 30, 2008	11

Schedule of Investments September 30, 2008	Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Banks — 5.2%
Cullen/Frost Bankers, Inc.	51,132	$3,067,920
Fifth Third Bancorp	218,000	2,594,200
First Midwest Bancorp, Inc.	259,513	6,290,595
KeyCorp	558,500	6,668,490
National City Corp.(a)	676,000	1,183,000
People’s United Financial, Inc.	618,908	11,913,979
Wintrust Financial Corp.	23,324	684,559
Zions Bancorp(a)	234,640	9,080,568

		41,483,311

Beverages & Bottling — 1.3%
Constellation Brands, Inc. - Class A(b)	503,400	10,802,964

Broadcasting — 1.2%
Belo Corp. - Class A	1,605,926	9,571,319

Business Services — 2.8%
The Brink’s Co.	112,700	6,876,954
Convergys Corp.(b)	677,800	10,017,884
W.W. Grainger, Inc.	59,692	5,191,413

		22,086,251

Chemicals — 4.0%
Albemarle Corp.	241,900	7,460,196
Ashland, Inc.	400,900	11,722,316
Celanese Corp. - Series A	281,600	7,859,456
Hercules, Inc.	243,600	4,820,844

		31,862,812

Computer & Office Equipment — 0.5%
Electronics for Imaging, Inc.(b)	275,100	3,832,143
Phase Metrics, Inc.(b)(c)	108,409	2,168

		3,834,311

Computer Software & Services — 2.1%
Seagate Technology, Inc.	545,600	6,612,672
Tech Data Corp.(b)	176,800	5,277,480
Teradata Corp.(b)	239,400	4,668,300

		16,558,452

Containers — 3.1%
Owens-Illinois, Inc.(b)	490,400	14,417,760
Pactiv Corp.(b)	414,600	10,294,518

		24,712,278

Electronics — 2.6%
Agilent Technologies, Inc.(b)	365,700	10,846,662
Intersil Corp. - Class A	611,600	10,140,328

		20,986,990

Energy & Utilities — 10.3%
Edison International	301,900	12,045,810
Entergy Corp.	132,200	11,767,122
Equitable Resources, Inc.	252,900	9,276,372
Integrys Energy Group, Inc.(a)	116,600	5,823,004
NRG Energy, Inc.(b)	374,800	9,276,300
PPL Corp.	336,000	12,438,720
Questar Corp.	212,100	8,679,132
Wisconsin Energy Corp.	294,900	13,241,010

		82,547,470

Entertainment & Leisure — 0.9%
Pinnacle Entertainment, Inc.(a)(b)	954,200	7,213,752

Finance — 7.0%
Affiliated Managers Group, Inc.(b)	117,000	9,693,450
AllianceBernstein Holding LP	149,359	5,527,777
Astoria Financial Corp.	576,810	11,957,271
Capital One Financial Corp.	64,700	3,299,700
Freedom Pay, Inc.(c)	43,051	431
Invesco Ltd.	11,080	232,458
Invesco Ltd.	424,000	8,895,520
NYSE Euronext, Inc.	243,600	9,544,248
TD Ameritrade Holding Corp.(b)	425,400	6,891,480

		56,042,335

Food & Agriculture — 3.6%
Dean Foods Co.(b)	526,800	12,306,048
Del Monte Foods Co.(d)	1,182,417	9,222,853
Lorillard, Inc.	106,800	7,598,820

		29,127,721

Insurance — 9.2%
Assurant, Inc.	217,600	11,968,000
AXIS Capital Holdings Ltd.	390,500	12,382,755
The Hanover Insurance Group, Inc.	285,269	12,985,445
HCC Insurance Holdings, Inc.	458,400	12,376,800
Lincoln National Corp.	260,020	11,131,456
W.R. Berkley Corp.	539,800	12,712,290

		73,556,746

Machinery & Heavy Equipment — 1.0%
Albany International Corp. - Class A	289,100	7,901,103

Manufacturing — 7.9%
Autoliv, Inc.	302,100	10,195,875
Dover Corp.	213,700	8,665,535
Eaton Corp.	172,900	9,713,522
Jones Apparel Group, Inc.	309,700	5,732,547
The Sherwin-Williams Co.	172,400	9,854,384
Teleflex, Inc.	148,800	9,447,312
Textron, Inc.	333,600	9,767,808

		63,376,983

Medical & Medical Services — 4.2%
Coventry Health Care, Inc.(b)	386,000	12,564,300

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names of many of the securities have been abbreviated according to the list on the right.	ADR	American Depository Receipts	LP	Limited Partnership
	LLC	Limited Liability Company	REIT	Real Estate Investment Trust

See Notes to Financial Statements.

12	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (concluded)	Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Medical & Medical Services (concluded)
DaVita, Inc.(b)	66,100	$3,768,361
Laboratory Corp. of America Holdings(b)	155,400	10,800,300
Quest Diagnostics, Inc.	126,200	6,520,754

		33,653,715

Medical Instruments & Supplies — 1.3%
The Cooper Cos., Inc.(a)	296,776	10,315,934

Metal & Mining — 1.8%
CONSOL Energy, Inc.	198,381	9,103,704
Reliance Steel & Aluminum Co.	148,000	5,619,560

		14,723,264

Motor Vehicles — 1.4%
Ford Motor Co.(a)(b)	1,055,714	5,489,713
Oshkosh Corp.	433,400	5,703,544

		11,193,257

Oil & Gas — 5.1%
EOG Resources, Inc.	47,100	4,213,566
National Oilwell Varco, Inc.(b)	160,835	8,078,742
Newfield Exploration Co.(b)	296,300	9,478,637
Noble Corp.	175,800	7,717,620
Southwestern Energy Co.(b)	148,900	4,547,406
Swift Energy Co.(b)	169,900	6,573,431

		40,609,402

Plastics — 0.6%
Temple-Inland, Inc.	294,900	4,500,174

Publishing & Printing — 1.6%
R.R. Donnelley & Sons Co.	508,500	12,473,505

Railroad & Shipping — 1.3%
Norfolk Southern Corp.	155,000	10,262,550

Real Estate — 3.0%
Boston Properties, Inc. (REIT)(a)	113,500	10,630,410
Centex Corp.	271,900	4,404,780
Simon Property Group, Inc. (REIT)	90,200	8,749,400

		23,784,590

Restaurants — 0.4%
Brinker International, Inc.(a)	202,400	3,620,936

Retail Merchandising — 6.4%
Chico’s FAS, Inc.(b)	662,800	3,625,516
The Gap, Inc.	339,800	6,041,644
Limited Brands, Inc.	631,900	10,944,508
Macy’s, Inc.	520,400	9,356,792
Safeway, Inc.	665,000	15,773,800
Saks, Inc.(a)(b)	635,100	5,874,675

		51,616,935

Security Brokers & Dealers — 0.4%
Piper Jaffray Cos., Inc.(b)	81,700	3,533,525

Semiconductors & Related Devices — 1.0%
Micron Technology, Inc.(b)	855,300	3,463,965
Varian Semiconductor Equipment Associates, Inc.(b)	178,400	4,481,408

		7,945,373

Telecommunications — 5.2%
ADC Telecommunications, Inc.(b)	967,800	8,177,910
Amdocs Ltd.(b)	388,814	10,645,728
Anixter International, Inc.(b)	130,075	7,740,763
Cablevision Systems Corp. - Class A	275,800	6,939,128
CommScope, Inc.(a)(b)	232,700	8,060,728

		41,564,257

Tobacco — 0.5%
UST, Inc.	63,600	4,231,944

Total Common Stocks (Cost — $825,765,520) — 96.9%		775,694,159

	Beneficial Interest/ Par/Shares (000)
Short-Term Securities
BlackRock Liquidity Series, LLC Money Market Series, 2.66%(e)(f)(g)	$40,389	40,388,550
Federal Home Loan Bank, Discount Notes,
0.10%, 10/01/08(h)	1,700	1,700,000
0.75%, 10/09/08(h)	24,500	24,495,917
0.40%, 10/16/08(h)	2,300	2,299,617
TCW Money Market Fund, 2.41%(g)	117	117,342

Total Short-Term Securities (Cost — $69,001,426) — 8.6%		69,001,426

Total Investments (Cost — $894,766,946*) — 105.5%		844,695,585
Liabilities in Excess of Other Assets — (5.5)%		(44,256,821)

Net Assets — 100.0%		$800,438,764

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$937,760,906

Gross unrealized appreciation	$49,607,011
Gross unrealized depreciation	(142,672,332)

Net unrealized depreciation	$(93,065,321)

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Security is fair valued by the Board of Trustees.

(d)	Security, or a portion thereof, has been pledged as collateral for call options written.

(e)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Series, LLC Money Market Series	$40,388,550	$1,239,777

(f)	Security purchased with the cash proceeds from securities loans.

(g)	Represents current yield as of report date.

(h)	The rate shown is the effective yield on the discount notes at the time of purchase.

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	13

Schedule of Investments September 30, 2008	Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Bermuda — 1.1%
Business Services — 1.1%
Genpact Ltd.(a)	265,000	$2,753,350

Canada — 1.3%
Retail Merchandising — 1.3%
Lululemon Athletica, Inc.(a)(b)	139,500	3,212,685

Luxembourg — 0.6%
Oil & Gas — 0.6%
Acergy SA - ADR	145,400	1,462,724

United Kingdom — 1.6%
Pharmaceuticals — 1.6%
Shire Ltd. - ADR	88,756	4,238,099

United States — 91.9%
Aerospace — 2.0%
BE Aerospace, Inc.(a)	153,800	2,434,654
Goodrich Corp.	64,800	2,695,680

		5,130,334

Broadcasting — 0.8%
CKX, Inc.(a)	353,000	2,174,480

Business Services — 5.1%
Apollo Group, Inc. - Class A(a)	53,700	3,184,410
Iron Mountain, Inc.(a)	195,800	4,779,478
Lender Processing Services, Inc.	80,300	2,450,756
SAIC, Inc.(a)	37,200	752,556
Strayer Education, Inc.	9,500	1,902,470

		13,069,670

Chemicals — 2.8%
Agrium, Inc.	46,200	2,590,896
Celanese Corp. - Series A	167,400	4,672,134

		7,263,030

Computer & Office Equipment — 1.8%
Intuit, Inc.(a)	144,300	4,561,323

Computer Software & Services — 5.8%
Adobe Systems, Inc.(a)	180,600	7,128,282
Foundry Networks, Inc.(a)	78,600	1,431,306
IHS, Inc. - Class A(a)	70,000	3,334,800
Salesforce.com, Inc.(a)	61,200	2,962,080

		14,856,468

Electronics — 6.3%
Ametek, Inc.	171,400	6,987,978
Amphenol Corp.	174,100	6,988,374
Intersil Corp. - Class A	131,700	2,183,586

		16,159,938

Energy & Utilities — 2.5%
Airgas, Inc.	44,400	2,204,460
Quanta Services, Inc.(a)(b)	158,100	4,270,281

		6,474,741

Entertainment & Leisure — 5.7%
DreamWorks Animation SKG, Inc. - Class A(a)	191,400	6,019,530
Orient-Express Hotels Ltd. - Class A	77,200	1,862,836
Scientific Games Corp. - Class A(a)	293,000	6,744,860

		14,627,226

Finance — 4.1%
Affiliated Managers Group, Inc.(a)	44,100	3,653,685
CME Group, Inc.	10,900	4,049,459
Invesco Ltd.	132,107	2,771,605

		10,474,749

Food & Agriculture — 1.1%
Panera Bread Co. - Class A(a)(b)	53,700	2,733,330

Machinery & Heavy Equipment — 1.6%
Joy Global, Inc.	91,700	4,139,338

Manufacturing — 2.5%
IDEX Corp.	188,200	5,837,964
Quanex Building Products Corp.	47,389	722,209

		6,560,173

Medical & Medical Services — 9.4%
Lincare Holdings, Inc.(a)	65,300	1,964,877
Magellan Health Services, Inc.(a)	94,500	3,880,170
Medco Health Solutions, Inc.(a)	100,100	4,504,500
Pediatrix Medical Group, Inc.(a)	117,300	6,324,816
ResMed, Inc.(a)(b)	66,500	2,859,500
Thermo Fisher Scientific, Inc.(a)	85,100	4,680,500

		24,214,363

Medical Instruments & Supplies — 3.0%
Hologic, Inc.(a)	184,100	3,558,653
Martek Biosciences Corp.	129,300	4,062,606

		7,621,259

Metal & Mining — 2.7%
Century Aluminum Co.(a)(b)	53,557	1,482,993
CONSOL Energy, Inc.	65,300	2,996,617
Massey Energy Co.	70,500	2,514,735

		6,994,345

Miscellaneous Services — 1.2%
TeleTech Holdings, Inc.(a)	259,200	3,224,448

Motor Vehicles — 0.9%
Oshkosh Corp.	173,100	2,277,996

Oil & Gas — 9.0%
BJ Services Co.	156,600	2,995,758
Chesapeake Energy Corp.	109,000	3,908,740
National Oilwell Varco, Inc.(a)	68,500	3,440,755
Noble Corp.	101,000	4,433,900
Plains Exploration & Production Co.(a)	81,100	2,851,476
Superior Energy Services, Inc.(a)	108,800	3,388,032
Ultra Petroleum Corp.(a)	37,900	2,097,386

		23,116,047

Paper & Forest Products — 1.0%
Rock-Tenn Co. - Class A	65,800	2,630,684

Personal Services — 1.8%
MSCI, Inc. - Class A(a)	188,100	4,514,400

Pharmaceuticals — 2.1%
AmerisourceBergen Corp.	64,500	2,428,425
Medicis Pharmaceutical Corp. - Class A	191,600	2,856,756

		5,285,181

Real Estate — 0.0%
FX Real Estate & Entertainment, Inc.(a)	70,600	73,424

See Notes to Financial Statements.

14	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (concluded)	Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (concluded)
Restaurants — 0.8%
Darden Restaurants, Inc.	70,700	$2,024,141

Retail Merchandising — 5.0%
GameStop Corp.(a)	149,300	5,107,553
TJX Cos., Inc.(b)	101,600	3,100,832
Urban Outfitters, Inc.(a)(b)	150,300	4,790,061

		12,998,446

Semiconductors & Related Devices — 4.6%
Broadcom Corp. - Class A(a)	249,100	4,640,733
Lam Research Corp.(a)(b)	84,800	2,670,352
PMC-Sierra, Inc.(a)	598,600	4,441,612

		11,752,697

Soaps & Cosmetics — 2.3%
Avon Products, Inc.	53,600	2,228,152
Bare Escentuals, Inc.(a)(b)	341,300	3,709,931

		5,938,083

Telecommunications — 6.0%
Amdocs Ltd. (a)	276,000	7,556,880
American Tower Corp. - Class A(a)	62,600	2,251,722
Harris Corp.	124,581	5,755,642

		15,564,244

		236,454,558

Total Common Stocks — 96.5%		248,121,416

Exchange-Traded Funds — 1.0%
iShares Russell Midcap Growth Index Fund	61,400	2,666,602

Total Long-Term Investments (Cost — $257,991,320) — 97.5%		250,788,018

	Beneficial Interest/ Par/Shares (000)
Short-Term Securities
BlackRock Liquidity Series, LLC Money Market Series, 2.66%(c)(d)(e)	$20,472	20,471,900
Federal Home Loan Bank, Discount Notes, 0.75%, 10/09/08(f)	3,300	3,299,450
2.39%, 10/17/08(f)	500	499,476
TCW Money Market Fund, 2.41%(e)	30	29,518

Total Short-Term Securities (Cost — $24,300,344) — 9.5%		24,300,344

Total Investments (Cost — $282,291,664*) — 107.0%		275,088,362
Liabilities in Excess of Other Assets — (7.0)%		(17,929,229)

Net Assets — 100.0%		$257,159,133

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$289,575,388

Gross unrealized appreciation	$34,606,258
Gross unrealized depreciation	(49,093,284)

Net unrealized depreciation	$(14,487,026)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Series, LLC Money Market Series	$20,471,900	$399,467

(d)	Security purchased with the cash proceeds from securities loans.

(e)	Represents current yield as of report date.

(f)	The rate shown is the effective yield on the discount notes at the time of purchase.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	15

Schedule of Investments September 30, 2008	Small/Mid-Cap Growth Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Bermuda — 1.3%
Business Services — 1.3%
Genpact Ltd.(a)	226,500	$2,353,335

Canada — 0.5%
Retail Merchandising — 0.5%
Lululemon Athletica, Inc.(a)(b)	43,100	992,593

Ireland — 4.7%
Computer Software & Services — 4.7%
SkillSoft Plc - ADR(a)	807,200	8,443,312

United Kingdom — 1.1%
Pharmaceuticals — 1.1%
Shire Ltd. - ADR	39,576	1,889,754

United States — 90.9%
Aerospace — 2.3%
Argon ST, Inc.(a)	103,174	2,423,557
BE Aerospace, Inc.(a)	104,100	1,647,903

		4,071,460

Banks — 2.4%
Signature Bank(a)	62,100	2,166,048

UMB Financial Corp.	41,100	2,158,572

		4,324,620

Beverages & Bottling — 1.5%
Green Mountain Coffee Roasters, Inc.(a)(b)	69,900	2,749,866

Broadcasting — 1.7%
CKX, Inc.(a)	500,000	3,080,000

Business Services — 8.3%
The Advisory Board Co.(a)	72,400	2,183,584
Apollo Group, Inc. - Class A(a)	14,300	847,990
ExlService Holdings, Inc.(a)	244,401	2,145,841
Forrester Research, Inc.(a)	116,951	3,429,003
Heckmann Corp.(a)(b)	228,100	1,881,825
Lender Processing Services, Inc.	46,524	1,419,912
Net1 UEPS Technologies, Inc.(a)	100,600	2,246,398
Ticketmaster(a)	59,083	633,961

		14,788,514

Chemicals — 1.5%
Celanese Corp. - Series A	63,100	1,761,121
Intrepid Potash, Inc.(a)	29,700	895,158

		2,656,279

Computer Software & Services — 9.3%
Blackboard, Inc.(a)	58,400	2,352,936
comScore, Inc.(a)	137,200	2,418,836
Foundry Networks, Inc.(a)	117,400	2,137,854
IHS, Inc. - Class A(a)	52,208	2,487,189
SonicWALL, Inc.(a)	488,700	2,560,788
Sykes Enterprises, Inc.(a)	208,184	4,571,721

		16,529,324

Electronics — 3.8%
Ametek, Inc.	54,900	2,238,273
Intersil Corp. - Class A	72,400	1,200,392
TiVo, Inc.(a)(b)	458,700	3,357,684

		6,796,349

Energy & Utilities — 0.8%
Airgas, Inc.	28,278	1,404,003

Entertainment & Leisure — 4.7%
DreamWorks Animation SKG, Inc. - Class A(a)	98,132	3,086,251
Orient-Express Hotels Ltd. - Class A(b)	54,800	1,322,324
Scientific Games Corp. - Class A(a)	170,800	3,931,816

		8,340,391

Finance — 3.5%
Affiliated Managers Group, Inc.(a)	14,700	1,217,895
Invesco Ltd.	80,300	1,684,694
Wright Express Corp.(a)	112,918	3,370,602

		6,273,191

Machinery & Heavy Equipment — 0.9%
Joy Global, Inc.	36,600	1,652,124

Manufacturing — 3.3%
IDEX Corp.	94,592	2,934,244
Kaydon Corp.	16,431	740,381
Ladish Co., Inc.(a)	56,100	1,136,025
Smith & Wesson Holding Corp.(a)(b)	304,300	1,138,082

		5,948,732

Medical & Medical Services — 7.9%
Arthrocare Corp.(a)(b)	64,100	1,776,852
Lincare Holdings, Inc.(a)	44,700	1,345,023
Magellan Health Services, Inc.(a)	73,400	3,013,804
MedCath Corp.(a)	128,200	2,297,344
Pediatrix Medical Group, Inc.(a)	71,200	3,839,104
ResMed, Inc.(a)	44,200	1,900,600

		14,172,727

Medical Instruments & Supplies — 9.1%
Hologic, Inc.(a)	114,800	2,219,084
SonoSite, Inc.(a)	100,178	3,145,589
Symmetry Medical, Inc.(a)	136,200	2,527,872
Wright Medical Group, Inc.(a)	144,148	4,387,865
Zoll Medical Corp.(a)	120,642	3,947,407

		16,227,817

Metal & Mining — 1.4%
CONSOL Energy, Inc.	29,500	1,353,755
Massey Energy Co.	34,239	1,221,305

		2,575,060

Miscellaneous Services — 1.0%
TeleTech Holdings, Inc.(a)	145,540	1,810,518

Oil & Gas — 7.4%
BJ Services Co.	58,700	1,122,931
Brigham Exploration Co.(a)	219,900	2,416,701
Delta Petroleum Corp.(a)	28,318	384,558
GMX Resources, Inc.(a)	23,345	1,115,891
ION Geophysical Corp.(a)	109,500	1,553,805
Noble Corp.	35,800	1,571,620
Plains Exploration & Production Co.(a)	47,200	1,659,552
Superior Energy Services, Inc.(a)	44,400	1,382,616
Venoco, Inc.(a)	154,921	2,013,973

		13,221,647

Paper & Forest Products — 1.5%
Rock-Tenn Co. - Class A	65,602	2,622,768

Personal Services — 2.0%
MSCI, Inc. - Class A(a)	150,400	3,609,600

Pharmaceuticals — 4.2%
Alpharma, Inc. - Class A(a)	88,825	3,276,754

See Notes to Financial Statements.

16	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (concluded)	Small/Mid-Cap Growth Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (concluded)
Pharmaceuticals (concluded)
Endo Pharmaceuticals Holdings, Inc.(a)	113,300	$2,266,000
Medicis Pharmaceutical Corp. - Class A	131,500	1,960,665

		7,503,419

Publishing & Printing — 0.6%
Dolan Media Co.(a)	112,300	1,133,107

Real Estate — 0.1%
FX Real Estate & Entertainment, Inc.(a)	98,560	102,502

Retail Merchandising — 2.4%
Deckers Outdoor Corp.(a)	23,800	2,477,104
GameStop Corp.(a)	51,766	1,770,915

		4,248,019

Semiconductors & Related Devices — 2.9%
Microsemi Corp.(a)	102,500	2,611,700
Standard Microsystems Corp.(a)	103,600	2,587,928

		5,199,628

Soaps & Cosmetics — 1.0%
Bare Escentuals, Inc.(a)	160,100	1,740,287

Telecommunications — 3.6%
Amdocs Ltd.(a)	77,975	2,134,956
Harris Corp.	48,300	2,231,460
Neutral Tandem, Inc.(a)	114,100	2,115,414

		6,481,830

Waste Management — 1.8%
Clean Harbors, Inc.(a)	48,500	3,276,175

		162,539,957

Total Common Stocks (Cost — $177,715,146) — 98.5%		176,218,951

	Beneficial Interest/ Par/Shares (000)
Short-Term Securities
BlackRock Liquidity Series, LLC Money Market Series, 2.66%(c)(d)(e)	$11,579	11,579,050
Federal Home Loan Bank, Discount Notes,
0.75%, 10/09/08(f)	2,800	2,799,533
2.25%, 10/17/08(f)	500	499,500
TCW Money Market Fund, 2.41%(e)	57	56,716

Total Short-Term Securities (Cost — $14,934,799) — 8.4%		14,934,799

Total Investments (Cost — $192,649,945*) — 106.9%		191,153,750
Liabilities in Excess of Other Assets — (6.9)%		(12,262,933)

Net Assets — 100.0%		$178,890,817

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$195,322,217

Gross unrealized appreciation	$23,167,033
Gross unrealized depreciation	(27,335,500)

Net unrealized depreciation	$(4,168,467)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Series, LLC
Money Market Series	$11,579,050	$396,468

(d)	Security purchased with the cash proceeds from securities loans.

(e)	Represents current yield as of report date.

(f)	The rate shown is the effective yield on the discount notes at the time of purchase.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	17

Statements of Assets and Liabilities

September 30, 2008	Mid-Cap Value Equity Portfolio	Mid-Cap Growth Equity Portfolio	Small/Mid-Cap Growth Portfolio
Assets
Investments at value - unaffiliated[1,2]	$804,307,035	$254,616,462	$179,574,700
Investments at value - affiliated[3]	40,388,550	20,471,900	11,579,050
Investments sold receivable	24,785,059	4,480,561	292,581
Capital shares sold receivable	1,398,110	197,715	86,470
Dividends receivable	984,748	117,710	26,873
Receivable from advisor	161,121	194	22,480
Securities lending income receivable - affiliated	136,855	107,906	100,499
Interest receivable - affiliated	771	—	—
Prepaid expenses	64,062	43,537	41,793
Other assets	—	102,779	—

Total assets	872,226,311	280,138,764	191,724,446

Liabilities
Collateral at value - securities loaned	40,388,550	20,471,900	11,579,050
Investments purchased payable	24,792,546	1,169,851	—
Capital shares redeemed payable	5,131,000	790,808	837,177
Investment advisory fees payable	573,074	185,148	124,419
Other affiliates payable	488,846	222,019	190,205
Service and distribution fees payable	282,160	77,999	56,709
Officer’s and Trustees’ fees payable	8,754	6,500	6,208
Foreign taxes payable	—	3,952	—
Other accrued expenses payable	122,617	51,454	39,861

Total liabilities	71,787,547	22,979,631	12,833,629

Net Assets	$800,438,764	$257,159,133	$178,890,817

Net Assets Consist of
Paid-in capital	$919,517,162	$408,395,696	$185,478,277
Undistributed net investment income	3,944,454	1,081,118	436,973
Accumulated net realized loss	(72,951,491)	(145,114,379)	(5,528,238)
Net unrealized appreciation/depreciation	(50,071,361)	(7,203,302)	(1,496,195)

Net Assets	$800,438,764	$257,159,133	$178,890,817

[1] Investments at cost - unaffiliated	$854,378,396	$261,819,764	$181,070,895
[2] Securities loaned at value	39,944,892	20,324,354	11,319,068
[3] Investments at cost - affiliated	40,388,550	20,471,900	11,579,050

See Notes to Financial Statements.

18	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Assets and Liabilities (concluded)

September 30, 2008	Mid-Cap Value Equity Portfolio	Mid-Cap Growth Equity Portfolio	Small/Mid-Cap Growth Portfolio
Net Asset Value
Institutional:
Net Assets	$141,900,437	$26,468,120	$17,019,297
Shares outstanding, unlimited number of shares authorized, $0.001 par value	14,272,641	2,562,078	1,441,733
Net Asset Value	$9.94	$10.33	$11.80
Service:
Net Assets	$2,431,445	$459,245	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	248,604	46,531	—
Net Asset Value	$9.78	$9.87	$—
Investor A:
Net Assets	$470,264,811	$195,979,899	$138,072,953
Shares outstanding, unlimited number of shares authorized, $0.001 par value	48,663,016	20,506,711	12,520,949
Net Asset Value	$9.66	$9.56	$11.03
Investor B:
Net Assets	$67,656,329	$19,565,308	$10,467,755
Shares outstanding, unlimited number of shares authorized, $0.001 par value	7,657,368	2,285,784	1,112,596
Net Asset Value	$8.84	$8.56	$9.41
Investor C:
Net Assets	$118,185,742	$13,963,978	$11,427,441
Shares outstanding, unlimited number of shares authorized, $0.001 par value	13,414,493	1,631,375	1,212,653
Net Asset Value	$8.81	$8.56	$9.42
R:
Net Assets	$—	$722,583	$1,903,371
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	75,621	174,199
Net Asset Value	$—	$9.56	$10.93

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	19

Statements of Operations

Year Ended September 30, 2008	Mid-Cap Value Equity Portfolio	Mid-Cap Growth Equity Portfolio	Small/Mid-Cap Growth Portfolio
Investment Income
Dividends	$15,614,903	$2,135,301	$1,296,701
Interest	273,641	7,110	913
Interest from affiliates	13,945	11,239	3,899
Securities lending from affiliates	1,239,777	399,467	396,468
Foreign taxes withheld	—	(1,747)	—

Total investment income	17,142,266	2,551,370	1,697,981

Expenses
Investment advisory	7,693,794	2,808,410	1,840,848
Service and distribution - class specific	3,874,105	1,137,914	792,219
Transfer agent - class specific	2,197,144	983,776	714,640
Administration	674,887	263,288	184,085
Printing	290,792	123,424	63,926
Administration - class specific	232,549	87,810	61,399
Registration	86,089	59,934	55,328
Custodian	62,661	42,522	48,337
Professional	42,891	36,016	33,613
Officer and Trustees	35,912	27,465	25,926
Miscellaneous	36,189	22,027	18,598

Total expenses	15,227,013	5,592,586	3,838,919
Less fees waived by advisor	(2,834)	—	—
Less administration fees waived - class specific	(232,082)	(7,886)	(61,082)
Less transfer agent fees waived - class specific	(130,352)	(17,483)	(39,976)
Less transfer agent fees reimbursed - class specific	(1,433,407)	(24,311)	(244,277)
Less fees paid indirectly	(3,803)	(3,055)	(1,046)

Total expenses after waivers, reimbursement and fees paid indirectly	13,424,535	5,539,851	3,492,538

Net investment income (loss)	3,717,731	(2,988,481)	(1,794,557)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(47,918,340)	22,460,515	724,275
Options written	(1,179,695)	—	—

	(49,098,035)	22,460,515	724,275

Net change in unrealized appreciation/depreciation on:
Investments	(174,787,121)	(106,025,639)	(57,802,393)
Options written	70,301	—	—

	(174,716,820)	(106,025,639)	(57,802,393)

Total realized and unrealized loss	(223,814,855)	(83,565,124)	(57,078,118)

Net Decrease in Net Assets Resulting from Operations	$(220,097,124)	$(86,553,605)	$(58,872,675)

See Notes to Financial Statements.

20	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Changes in Net Assets

	Mid-Cap Value Equity Portfolio		Mid-Cap Growth Equity Portfolio		Small/Mid-Cap Growth Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2008	2007	2008	2007	2008	2007
Operations
Net investment income (loss)	$3,717,731	$4,421,708	$(2,988,481)	$(4,524,093)	$(1,794,557)	$(2,862,556)
Net realized gain (loss)	(49,098,035)	131,988,313	22,460,515	62,310,657	724,275	49,844,202
Net change in unrealized appreciation/depreciation	(174,716,820)	25,639,634	(106,025,639)	33,572,913	(57,802,393)	10,425,975

Net increase (decrease) in net assets resulting from operations	(220,097,124)	162,049,655	(86,553,605)	91,359,477	(58,872,675)	57,407,621

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(484,718)	(950,124)	—	—	—	—
Service	(2,856)	(28,046)	—	—	—	—
Investor A	(431,750)	(4,346,319)	—	—	—	—
Investor B	—	(149,820)	—	—	—	—
Investor C	—	(346,654)	—	—	—	—
Tax return of capital:
Institutional	(118,755)	—	—	—	—	—
Service	(2,975)	—	—	—	—	—
Investor A	(574,416)	—	—	—	—	—
Investor B	(111,910)	—	—	—	—	—
Investor C	(166,401)	—	—	—	—	—
Net realized gain:
Institutional	(15,654,461)	(10,598,964)	—	—	(3,835,548)	(1,246,455)
Service	(392,228)	(400,184)	—	—	—	(1,145)
Investor A	(75,720,395)	(62,756,283)	—	—	(36,072,316)	(11,264,602)
Investor B	(13,884,159)	(16,156,916)	—	—	(3,584,103)	(1,395,885)
Investor C	(20,826,117)	(18,615,276)	—	—	(3,000,370)	(1,040,672)
R	—	—	—	—	(221,880)	(1,135)

Decrease in net assets resulting from dividends and distributions to shareholders	(128,371,141)	(114,348,586)	—	—	(46,714,217)	(14,949,894)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	74,762,087	183,584,154	(70,749,257)	(77,176,297)	(591,809)	(31,054,291)

Redemption Fees
Redemption fees	—	1,656	—	(759)	14,117	14,514

Net Assets
Total increase (decrease) in net assets	(273,706,178)	231,286,879	(157,302,862)	14,182,421	(106,164,584)	11,417,950
Beginning of year	1,074,144,942	842,858,063	414,461,995	400,279,574	285,055,401	273,637,451

End of year	$800,438,764	$1,074,144,942	$257,159,133	$414,461,995	$178,890,817	$285,055,401

End of year undistributed net investment income	$3,944,454	$919,325	$1,081,118 $	—	$436,973	$—

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	21

Financial Highlights	Mid-Cap Value Equity Portfolio*

	Institutional
	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005
	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.35	$13.67	$13.74	$12.73	$12.14

Net investment income	0.10 [1]	0.11 [1]	0.12 [1]	0.04 [1]	0.11
Net realized and unrealized gain (loss)	(2.77)	2.38	1.23	0.97	1.44

Net increase (decrease) from investment operations	(2.67)	2.49	1.35	1.01	1.55

Dividends and distributions from:
Net investment income	—	(0.15)	(0.04)	—	(0.15)
Tax return of capital	(0.02)	—	—	—	—
Net realized gain	(1.72)	(1.66)	(1.38)	—	(0.81)

Total dividends and distributions	(1.74)	(1.81)	(1.42)	—	(0.96)

Redemption fees added to paid-in capital	—	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$9.94	$14.35	$13.67	$13.74	$12.73

Total Investment Return
Based on net asset value	(20.74)%	19.35%[3]	10.77%[3]	7.94%[3,4]	13.07%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	0.94%	0.95%	0.99%	1.00%[5]	0.99%[5]

Total expenses	1.10%	1.07%	1.07%	1.30%[5]	1.09%[5]

Net investment income	0.82%	0.79%	0.88%	0.49%[5]	1.18%[5]

Supplemental Data
Net assets, end of period (000)	$141,900	$134,665	$80,292	$53,111	$50,383

Portfolio turnover	117%	202%	153%	60%	53%

	Service
	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period January 28, 2005[6] to February 28, 2005
	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.14	$13.49	$13.61	$12.63	$12.04

Net investment income (loss)	0.06 [1]	0.10 [1]	0.08 [1]	0.02 [1]	(0.01)
Net realized and unrealized gain (loss)	(2.72)	2.33	1.21	0.96	0.60

Net increase (decrease) from investment operations	(2.66)	2.43	1.29	0.98	0.59

Dividends and distributions from:
Net investment income	—	(0.12)	(0.03)	—	—
Tax return of capital	(0.02)	—	—	—	—
Net realized gain	(1.68)	(1.66)	(1.38)	—	—

Total dividends and distributions	(1.70)	(1.78)	(1.41)	—	—

Redemption fees added to paid-in capital	—	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$9.78	$14.14	$13.49	$13.61	$12.63

Total Investment Return
Based on net asset value	(20.95)%	19.10%[3]	10.45%[3]	7.76%[3,4]	4.89%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.23%	1.20%	1.25%	1.25%[5]	1.25%[5]

Total expenses	1.25%	1.24%	1.50%	1.54%[5]	1.49%[5]

Net investment income	0.54%	0.68%	0.61%	0.20%[5]	0.39%[5]

Supplemental Data
Net assets, end of period (000)	$2,431	$3,716	$3,130	$889	$1,374

Portfolio turnover	117%	202%	153%	60%	53%

See Notes to Financial Statements.

22	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	Mid-Cap Value Equity Portfolio*

	Investor A
	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005
	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.00	$13.38	$13.49	$12.53	$11.92

Net investment income	0.06 [1]	0.08 [1]	0.08 [1]	0.02 [1]	0.07
Net realized and unrealized gain (loss)	(2.70)	2.32	1.21	0.94	1.45

Net increase from investment operations	(2.64)	2.40	1.29	0.96	1.52

Dividends and distributions from:
Net investment income	—	(0.12)	(0.02)	—	(0.11)
Tax return of capital	(0.02)	—	—	—	—
Net realized gain	(1.68)	(1.66)	(1.38)	—	(0.80)

Total dividends and distributions	(1.70)	(1.78)	(1.40)	—	(0.91)

Redemption fees added to paid-in capital	—	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$9.66	$14.00	$13.38	$13.49	$12.53

Total Investment Return
Based on net asset value[7]	(21.04)%	19.02%[3]	10.56%[3]	7.66%[3,4]	12.98%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.25%	1.25%	1.25%	1.25%[5]	1.24%[5]

Total expenses	1.43%	1.40%	1.56%	1.64%[5]	1.38%[5]

Net investment income	0.53%	0.61%	0.62%	0.24%[5]	0.92%[5]

Supplemental Data
Net assets, end of period (000)	$470,265	$642,264	$497,964	$500,479	$448,237

Portfolio turnover	117%	202%	153%	60%	53%

*	The Performance prior to January 31, 2005 set forth in this table is the financial data of State Street Research Mid-Cap Value Fund, a series of a predecessor trust, State Street Research Equity Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Mid-Cap Value Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770, 1.57950264, 1.62345461 and 1.63087248 for Institutional, Investor A, Investor B and Investor C shares, respectively.

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4	Aggregate total investment return.

5	Annualized.

6	Commencement of operations.

7	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	23

Financial Highlights (continued)	Mid-Cap Value Equity Portfolio*

	Investor B
	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005
	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$12.92	$12.46	$12.73	$11.87	$11.28

Net investment loss	(0.02)[1]	(0.01)[1]	(0.02)[1]	(0.04)[1]	(0.03)
Net realized and unrealized gain (loss)	(2.47)	2.15	1.13	0.90	1.41

Net increase (decrease) from investment operations	(2.49)	2.14	1.11	0.86	1.38

Dividends and distributions from:
Net investment income	—	(0.02)	—	—	(0.01)
Tax return of capital	—	—	—	—	—
Net realized gain	(1.59)	(1.66)	(1.38)	—	(0.78)

Total dividends and distributions	(1.59)	(1.68)	(1.38)	—	(0.79)

Redemption fees added to paid-in capital	—	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$8.84	$12.92	$12.46	$12.73	$11.87

Total Investment Return
Based on net asset value[3]	(21.53)%	18.18%[4]	9.63%[4]	7.25%[4,5]	12.39%[5]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.00%	2.00%	2.00%	2.00%[6]	1.99%[6]

Total expenses	2.24%	2.23%	2.25%	2.29%[6]	2.09%[6]

Net investment income (loss)	(0.21)%	(0.09)%	(0.13)%	(0.52)%[6]	0.20%[6]

Supplemental Data
Net assets, end of period (000)	$67,656	$119,768	$124,089	$131,651	$128,568

Portfolio turnover	117%	202%	153%	60%	53%

See Notes to Financial Statements.

24	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	Mid-Cap Value Equity Portfolio*

	Investor C
	Year Ended September 30,			Period March 1, 2005 to September 30 2005	Period July 1, 2004 to February 28, 2005
	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$12.90	$12.46	$12.73	$11.87	$11.28

Net investment loss	(0.02)[1]	(0.02)[1]	(0.02)[1]	(0.04)[1]	(0.03)
Net realized and unrealized gain (loss)	(2.47)	2.15	1.13	0.90	1.40

Net increase (decrease) from investment operations	(2.49)	2.13	1.11	0.86	1.37

Dividends and distributions from:
Net investment income	—	(0.03)	—	—	(0.01)
Tax return of capital	—	—	—	—	—
Net realized gain	(1.60)	(1.66)	(1.38)	—	(0.77)

Total dividends and distributions	(1.60)	(1.69)	(1.38)	—	(0.78)

Redemption fees added to paid-in capital	—	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of period	$8.81	$12.90	$12.46	$12.73	$11.87

Total Investment Return
Based on net asset value[3]	(21.56)%	18.16%[4]	9.63%[4]	7.25%[4,5]	12.40%[5]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.00%	2.00%	2.00%	2.00%[6]	1.99%[6]

Total expenses	2.20%	2.21%	2.15%	2.29%[6]	2.09%[6]

Net investment income (loss)	(0.22)%	(0.14)%	(0.13)%	(0.50)%[6]	0.19%[6]

Supplemental Data
Net assets, end of period (000)	$118,186	$173,731	$137,382	$103,344	$91,657

Portfolio turnover	117%	202%	153%	60%	53%

*	The Performance prior to January 31, 2005 set forth in this table is the financial data of State Street Research Mid-Cap Value Fund, a series of a predecessor trust, State Street Research Equity Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Mid-Cap Value Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770, 1.57950264, 1.62345461 and 1.63087248 for Institutional, Investor A, Investor B and Investor C shares, respectively.

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Total investment returns exclude the effects of sales charges.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	25

Financial Highlights (continued)	Mid-Cap Growth Equity Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$13.49	$10.70	$10.44	$8.76	$7.57	$12.92	$10.27	$10.07	$8.46	$7.33

Net investment loss[1]	(0.04)	(0.07)	(0.06)	(0.07)	(0.06)	(0.07)	(0.09)	(0.11)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	(3.12)	2.86	0.45	1.75	1.25	(2.98)	2.74	0.44	1.68	1.21

Net increase (decrease) from investment operations	(3.16)	2.79	0.39	1.68	1.19	(3.05)	2.65	0.33	1.61	1.13

Distributions from net realized gain	—	—	(0.13)	—	—	—	—	(0.13)	—	—
Redemption fees added to paid-in capital	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Net asset value, end of year	$10.33	$13.49	$10.70	$10.44	$8.76	$9.87	$12.92	$10.27	$10.07	$8.46

Total Investment Return
Based on net asset value	(23.43)%	26.08%[3]	3.75%[3]	19.18%[3]	15.72%[3]	(23.61)%	25.80%[3]	3.29%[3]	19.03%[3]	15.42%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.06%	1.05%	1.08%	1.23%	1.23%	1.28%	1.22%	1.53%	1.53%	1.53%

Total expenses	1.07%	1.06%	1.15%	1.41%	1.28%	1.29%	1.32%	2.02%	1.60%	1.56%

Net investment loss	(0.33)%	(0.59)%	(0.60)%	(0.72)%	(0.65)%	(0.56)%	(0.76)%	(1.06)%	(0.77)%	(0.97)%

Supplemental Data
Net assets, end of year (000)	$26,468	$75,577	$75,111	$75,407	$40,337	$459	$714	$757	$1,136	$10,871

Portfolio turnover	45%	53%	64%	85%	29%	45%	53%	64%	85%	29%

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$12.55	$10.00	$9.82	$8.26	$7.17	$11.32	$9.09	$9.00	$7.63	$6.67

Net investment loss[1]	(0.10)	(0.12)	(0.11)	(0.11)	(0.09)	(0.17)	(0.18)	(0.17)	(0.15)	(0.14)
Net realized and unrealized gain (loss)	(2.89)	2.67	0.42	1.67	1.18	(2.59)	2.41	0.39	1.52	1.10

Net increase (decrease) from investment operations	(2.99)	2.55	0.31	1.56	1.09	(2.76)	2.23	0.22	1.37	0.96

Distributions from net realized gain	—	—	(0.13)	—	—	—	—	(0.13)	—	—

Redemption fees added to paid-in capital	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Net asset value, end of year	$9.56	$12.55	$10.00	$9.82	$8.26	$8.56	$11.32	$9.09	$9.00	$7.63

Total Investment Return
Based on net asset value[4]	(23.83)%	25.50%[3]	3.16%[3]	18.89%[3]	15.20%[3]	(24.38)%	24.53%[3]	2.44%[3]	17.96%[3]	14.39%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.53%	1.57%	1.58%	1.58%	1.67%	2.31%	2.25%	2.33%	2.33%	2.44%

Total expenses	1.53%	1.60%	1.74%	1.78%	1.77%	2.45%	2.46%	2.54%	2.41%	2.45%

Net investment loss	(0.81)%	(1.11)%	(1.11)%	(1.14)%	(1.09)%	(1.58)%	(1.79)%	(1.86)%	(1.82)%	(1.86)%

Supplemental Data
Net assets, end of year (000)	$195,980	$274,333	$257,729	$290,285	$27,777	$19,565	$43,610	$48,635	$59,100	$31,900

Portfolio turnover	45%	53%	64%	85%	29%	45%	53%	64%	85%	29%

See Notes to Financial Statements.

26	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	Mid-Cap Growth Equity Portfolio

	Investor C					R
	Year Ended September 30,					Year Ended September 30, 2008	Period October 2, 2006[5] to September 30, 2007
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.32	$9.09	$9.00	$7.63	$6.67	$12.55	$9.92

Net investment loss[1]	(0.16)	(0.19)	(0.17)	(0.15)	(0.14)	(0.10)	(0.13)
Net realized and unrealized gain (loss)	(2.60)	2.42	0.39	1.52	1.10	(2.89)	2.76

Net increase (decrease) from investment operations	(2.76)	2.23	0.22	1.37	0.96	(2.99)	2.63

Distributions from net realized gain	—	—	(0.13)	—	—	—	—
Redemption fees added to paid-in capital	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—	0.00 [2]

Net asset value, end of period	$8.56	$11.32	$9.09	$9.00	$7.63	$9.56	$12.55

Total Investment Return
Based on net asset value	(24.38)%[4]	24.53%[3,4]	2.44%[3,4]	17.96%[3,4]	14.39%[3,4]	(23.83)%	26.51%[3,6]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.25%	2.30%	2.33%	2.33%	2.44%	1.58%	1.59%[7]

Total expenses	2.25%	2.31%	2.37%	2.41%	2.45%	1.73%	1.63%[7]

Net investment loss	(1.53)%	(1.84)%	(1.86)%	(1.83)%	(1.86)%	(0.82)%	(1.12)%[7]

Supplemental Data
Net assets, end of period (000)	$13,964	$20,203	$18,047	$20,748	$11,269	$723	$25

Portfolio turnover	45%	53%	64%	85%	29%	45%	53%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4	Total investment returns exclude the effects of sales charges.

5	Commencement of operations.

6	Aggregate total investment return.

7	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	27

Financial Highlights (continued)	Small/Mid-Cap Growth Portfolio

	Institutional
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$18.24	$15.51	$15.16	$12.49	$12.11

Net investment loss	(0.06)[1]	(0.12)[1]	(0.10)[1]	(0.17)[1]	(0.10)
Net realized and unrealized gain (loss)	(3.49)	3.68	1.09	2.84	0.48

Net increase (decrease) from investment operations	(3.55)	3.56	0.99	2.67	0.38

Distributions from net realized gain	(2.89)	(0.83)	(0.64)	—	—

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of year	$11.80	$18.24	$15.51	$15.16	$12.49

Total Investment Return
Based on net asset value	(22.78)%[3]	23.74%[3]	6.63%[3]	21.38%[3]	3.14%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.10%	1.05%	0.99%	1.10%	1.09%

Total expenses	1.44%	1.38%	1.06%	1.28%	1.28%

Net investment loss	(0.41)%	(0.71)%	(0.64)%	(0.72)%	(0.80)%

Supplemental Data
Net assets, end of year (000)	$17,019	$26,976	$23,866	$20,133	$87,520

Portfolio turnover	63%	76%	49%	122%	208%

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$17.24	$14.74	$14.48	$11.96	$11.63	$15.09	$13.10	$13.03	$10.84	$10.62

Net investment loss	(0.09)[1]	(0.15)[1]	(0.15)[1]	(0.13)[1]	(0.14)	(0.17)[1]	(0.24)[1]	(0.23)[1]	(0.19)[1]	(0.21)
Net realized and unrealized gain (loss)	(3.26)	3.48	1.05	2.65	0.47	(2.80)	3.06	0.94	2.38	0.43

Net increase (decrease) from investment operations	(3.35)	3.33	0.90	2.52	0.33	(2.97)	2.82	0.71	2.19	0.22

Distributions from net realized gain	(2.86)	(0.83)	(0.64)	—	—	(2.71)	(0.83)	(0.64)	—	—

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—

Net asset value, end of year	$11.03	$17.24	$14.74	$14.48	$11.96	$9.41	$15.09	$13.10	$13.03	$10.84

Total Investment Return
Based on net asset value[4]	(22.93)%[3]	23.41%[3]	6.31%[3]	21.07%[3]	2.84%	(23.51)%[3]	22.40%[3]	5.52%[3]	20.20%[3]	2.17%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.35%	1.26%	1.35%	1.37%*	1.39%	2.10%	2.09%	2.10%	2.10%	2.09%

Total expenses	1.45%	1.42%	1.66%	1.64%	1.56%	2.40%	2.40%	2.40%	2.30%	2.25%

Net investment loss	(0.66)%	(0.92)%	(1.00)%	(0.87)%	(1.09)%	(1.40)%	(1.75)%	(1.75)%	(1.58)%	(1.79)%

Supplemental Data
Net assets, end of year (000)	$138,073	$218,851	$209,646	$215,622	$268,065	$10,468	$21,110	$23,085	$24,925	$24,880

Portfolio turnover	63%	76%	49%	122%	208%	63%	76%	49%	122%	208%

See Notes to Financial Statements.

28	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (concluded)	Small/Mid-Cap Growth Portfolio

	Investor C					R
	Year Ended September 30,					Year Ended September 30, 2008	Period October 2, 2006[5] to September 30, 2007
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$15.12	$13.12	$13.06	$10.87	$10.64	$17.18	$14.54

Net investment loss	(0.17)[1]	(0.24)[1]	(0.23)[1]	(0.20)[1]	(0.21)	(0.12)[1]	(0.20)[1]
Net realized and unrealized gain (loss)	(2.80)	3.07	0.93	2.39	0.44	(3.23)	3.67

Net increase (decrease) from investment operations	(2.97)	2.83	0.70	2.19	0.23	(3.35)	3.47

Distributions from net realized gain	(2.73)	(0.83)	(0.64)	—	—	(2.90)	(0.83)
Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	—	0.00 [2]	0.00 [2]

Net asset value, end of period	$9.42	$15.12	$13.12	$13.06	$10.87	$10.93	$17.18

Total Investment Return
Based on net asset value	(23.52)%[3,4]	22.44%[3,4]	5.43%[3,4]	20.15%[3,4]	2.16%[4]	(23.08)%[3]	24.68%[3,6]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.10%	2.07%	2.10%	2.10%	2.09%	1.61%	1.56%[7]

Total expenses	2.25%	2.23%	2.30%	2.32%	2.26%	2.07%	1.81%[7]

Net investment loss	(1.41)%	(1.73)%	(1.75)%	(1.60)%	(1.79)%	(0.93)%	(1.22)%[7]

Supplemental Data
Net assets, end of period (000)	$11,427	$17,047	$17,041	$20,963	$29,627	$1,903	$1,071

Portfolio turnover	63%	76%	49%	122%	208%	63%	76%

*	For the period October 1, 2004, through January 28, 2005, the expense ratio reflects the expenses of State Street Research Emerging Growth Fund prior to its reorganization with the Small/Mid-Cap Growth Portfolio on January 28, 2005. The expense ratio for the period October 1, 2004 through January 28, 2005 was 1.41%. The expense ratio of the Portfolio for the period January 29, 2005 through September 30, 2005 was 1.31%.

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4	Total investment returns exclude the effects of sales charges.

5	Commencement of operations.

6	Aggregate total investment return.

7	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	29

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2008, the Fund had 27 registered portfolios, of which the BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”), BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity”) and BlackRock Small/Mid-Cap Growth Portfolio (“Small/Mid-Cap Growth”), (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. R Shares are sold without a sales charge and only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B, Investor C and R Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day. The Portfolios value their investments in the BlackRock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•

Options - The Portfolios may purchase and write call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). If an option is exercised, the premium paid or received is added to the cost of the purchase or the proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded

30	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

when the Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual method. The Portfolios amortize all premiums and discounts on debt securities. Income, realized and unrealized gains and losses of a Portfolio are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates. Certain dividends from net investment income for Mid-Cap Value Equity have been reclassified to distributions from tax return of capital.

Securities Lending: The Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the United States government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The Portfolios typically receive the income on the loaned securities but do not receive the income on the collateral. Where the Portfolios receive cash collateral, they may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolios may receive a flat fee for their loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities either in the event of borrower default or in the event of losses on investments made with cash collateral.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a witholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective March 31, 2008, the Portfolios implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to each Portfolio, and has determined that the adoption of FIN 48 does not have a material impact on each Portfolio’s financial statements. The Portfolios file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s U.S. federal tax returns remains open for the years ended September 30, 2005 through September 30, 2007. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “FSP”) was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to one of the Portfolios or classes are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreements and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

ANNUAL REPORT	SEPTEMBER 30, 2008	31

Notes to Financial Statements (continued)

The Advisor is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

Average Daily Net Assets	Mid-Cap Value Equity and Mid-Cap Growth Equity	Small/Mid-Cap Growth
First $1 Billion	0.800%	0.750%
$1 Billion - $2 Billion	0.700	0.700
$2 Billion - $3 Billion	0.650	0.675
Greater Than $3 Billion	0.625	0.650

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2009, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding; interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

Share Classes	Mid-Cap Value Equity	Mid-Cap Growth Equity	Small/ Mid-Cap Growth
Institutional	0.94%	1.23%	1.10%
Service	1.25%	1.53%	1.35%[1]
Investor A	1.25%	1.58%	1.35%
Investor B	2.00%	2.33%	2.10%
Investor C	2.00%	2.33%	2.10%
R	N/A	1.60%	1.63%

1	There were no shares outstanding as of September 30, 2008.

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio.

Prior to January 1, 2008, the fee was paid at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% of average daily gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

Effective January 1, 2008, the fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), formerly PFPC Inc., an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2008, the Portfolios incurred the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

Mid-Cap Value Equity	$404,281
Mid-Cap Growth Equity	71,987
Small/Mid-Cap Growth	249,587

PNCGIS and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion of each Portfolio. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Portfolios have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”) or its affiliates. Pursuant to that order, the Portfolios have retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The portion of the securities on loan as of year-end with MLPF&S or its affiliates and the securities lending agent fees received by BIM during the year were as follows:

32	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

	Value of securities loans to affiliates as of September 30, 2008	Securities lending agent fees for the year ended September 30, 2008
Mid-Cap Value Equity	$10,600,336	$308,835
Mid-Cap Growth Equity	3,265,188	101,550
Small/Mid-Cap Growth	1,182,126	101,155

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Distributors, Inc. (“BDI”), an affiliate of BlackRock, Inc. Pursuant to the Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BDI ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
R	0.25%	0.25%

For the year ended September 30, 2008, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Mid-Cap Value Equity	$774,184
Mid-Cap Growth Equity	163,645
Small/Mid-Cap Growth	124,490

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the year ended September 30, 2008, each Portfolio reimbursed the Advisor the following amounts for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

Call Center	Mid-Cap Value Equity	Mid-Cap Growth Equity	Small/ Mid-Cap Growth
Share Classes
Institutional	$1,825	$1,006	$724
Service	90	39	—
Investor A	82,831	64,406	27,862
Investor B	26,314	15,832	8,605
Investor C	19,345	2,588	2,801
R	—	12	33

Total	$130,405	$83,883	$40,025

For the year ended September 30, 2008, the following charts show the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

Administration Fees	Mid-Cap Value Equity	Mid-Cap Growth Equity	Small/ Mid-Cap Growth
Share Classes
Institutional	$34,018	$12,008	$5,408
Service	730	157	—
Investor A	137,476	62,762	47,862
Investor B	23,402	8,248	3,997
Investor C	36,923	4,483	3,723
R	—	152	409

Total	$232,549	$87,810	$61,399

Administration Fees Waived	Mid-Cap Value Equity	Mid-Cap Growth Equity	Small/ Mid-Cap Growth
Share Classes
Institutional	$34,018	$52	$5,408
Service	263	15	—
Investor A	137,476	685	47,712
Investor B	23,402	6,992	3,881
Investor C	36,923	14	3,723
R	—	128	358

Total	$232,082	$7,886	$61,082

Service and Distribution Fees	Mid-Cap Value Equity	Mid-Cap Growth Equity	Small/ Mid-Cap Growth
Share Classes
Service	$7,318	$1,565	$—
Investor A	1,452,574	625,674	476,240
Investor B	935,235	328,437	159,309
Investor C	1,478,978	179,188	148,460
R	—	3,050	8,210

Total	$3,874,105	$1,137,914	$792,219

Transfer Agent Fees	Mid-Cap Value Equity	Mid-Cap Growth Equity	Small/ Mid-Cap Growth
Share Classes
Institutional	$208,046	$38,709	$106,195
Service	1,305	310	—
Investor A	1,349,880	741,842	480,392
Investor B	268,372	154,420	72,740
Investor C	369,541	47,060	45,220
R	—	1,435	10,093

Total	$2,197,144	$983,776	$714,640

Transfer Agent Fees Waived	Mid-Cap Value Equity	Mid-Cap Growth Equity	Small/ Mid-Cap Growth
Share Classes
Institutional	$1,825	$34	$724
Service	37	1	—
Investor A	82,831	1,612	27,852
Investor B	26,314	15,817	8,570
Investor C	19,345	9	2,801
R	—	10	29

Total	$130,352	$17,483	$39,976

ANNUAL REPORT	SEPTEMBER 30, 2008	33

Notes to Financial Statements (continued)

Transfer Agent Fees Reimbursed	Mid-Cap Value Equity	Mid-Cap Growth Equity	Small/ Mid-Cap Growth
Share Classes
Institutional	$186,592	$47	$67,581
Service	161	1	—
Investor A	828,370	11	117,701
Investor B	173,825	23,467	35,779
Investor C	244,459	—	16,122
R	—	785	7,094

Total	$1,433,407	$24,311	$244,277

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At September 30, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2010	2011
Mid-Cap Value Equity	$1,831,805	$1,238,398
Mid-Cap Growth Equity	157,137	25,290
Small/Mid-Cap Growth	477,871	219,470

For the year ended September 30, 2008, Merrill Lynch, through its affiliated broker dealer, Merrill Lynch, Pierce, Fenner and Smith Incorporated, earned commissions on transactions of securities as follows:

Mid-Cap Value Equity	$178,093
Mid-Cap Growth Equity	138

For the year ended September 30, 2008, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Shares as follows:

Mid-Cap Value Equity	$22,581
Mid-Cap Growth Equity	11,663
Small/Mid-Cap Growth	4,186

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

For the year ended September 30, 2008, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
Mid-Cap Value Equity	$2,468	$85,605	$20,285
Mid-Cap Growth Equity	49	36,869	860
Small/Mid-Cap Growth	—	19,276	1,523

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the year ended September 30, 2008, was as follows which are included in interest from affiliates on the Statements of Operations:

Mid-Cap Value Equity	$13,945
Mid-Cap Growth Equity	11,239
Small/Mid-Cap Growth	3,899

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or trustees/directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the year ended September 30, 2008, purchases and sales of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Mid-Cap Value Equity	$1,082,829,944	$1,076,930,822
Mid-Cap Growth Equity	155,742,187	217,124,539
Small/Mid-Cap Growth	152,979,614	197,757,404

Written options transactions entered into during the year ended September 30, 2008 are summarized as follows:

Mid-Cap Value Equity	Contracts	Premium
Balance at 9/30/07	(900)	$(94,699)
Written	(6,177)	(655,200)
Expired	5,377	257,446
Closed	1,400	468,193
Exercised	300	24,260

Balance at 9/30/08	—	$—

4. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2008 and was subsequently renewed. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios pay a commitment fee of 0.06% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the year ended September 30, 2008.

34	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The following permanent differences as of September 30, 2008 attributable to net operating losses, classification of settlement proceeds and reclassification of income recognized from partnerships were reclassified to the following accounts:

	Decrease Paid in-Capital	Increase Undistributed Net Investment Income	Increase Accumulated Net Realized Gain/(Loss)
Mid-Cap Value Equity	$(226,722)	$226,722	$—
Mid-Cap Growth Equity	(4,287,181)	4,069,599	217,582
Small/Mid-Cap Growth	(2,231,615)	2,231,530	85

The tax character of distributions during the years ended September 30, 2008 and September 30, 2007 were as follows:

	Ordinary Income	Long-Term Capital Gain	Tax Return of Capital	Total
Mid-Cap Value Equity
9/30/08	$91,037,317	$36,359,367	$974,457	$128,371,141
9/30/07	65,678,211	48,670,375	—	114,348,586
Small/Mid-Cap Growth
9/30/08	5,624,473	41,089,744	—	46,714,217
9/30/07	559,192	14,390,702	—	14,949,894

As of September 30, 2008, the tax components of accumulated losses were as follows:

	Capital Loss Carryforward	Net Unrealized Losses*	Total Accumulated Losses
Mid-Cap Value Equity	$—	$(119,078,398)	$(119,078,398)
Mid-Cap Growth Equity	(136,749,538)	(14,487,025)	(151,236,563)
Small/Mid-Cap Growth	—	(6,587,460)	(6,587,460)

*	The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October capital losses for tax purposes, the timing of recognition of income from partnerships and the difference between the book and tax treatment of securities on loan.

As of September 30, 2008, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30,
	2009	2010	2011
Mid-Cap Growth Equity	$20,673,416	$99,778,499	$16,297,623

ANNUAL REPORT	SEPTEMBER 30, 2008	35

Notes to Financial Statements (continued)

6. Capital Shares Transactions:

Transactions in shares for each year were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
Mid-Cap Value Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	8,752,224	$103,036,657	10,083,439	$141,522,808
Shares issued in reinvestment of dividends	1,138,852	13,745,952	740,473	9,803,964

Total issued	9,891,076	116,782,609	10,823,912	151,326,772
Shares redeemed	(5,001,036)	(60,377,528)	(7,315,208)	(104,074,320)

Net increase	4,890,040	$56,405,081	3,508,704	$47,252,452

Service
Shares sold	40,136	$472,967	75,815	$1,035,731
Shares issued in reinvestment of dividends	31,430	374,020	32,447	424,084

Total issued	71,566	846,987	108,262	1,459,815
Shares redeemed	(85,690)	(1,062,724)	(77,533)	(1,073,163)

Net increase (decrease)	(14,124)	$(215,737)	30,729	$386,652

Investor A
Shares sold	16,797,599	$192,499,463	14,509,450	$200,736,983
Shares issued in reinvestment of dividends	6,308,452	74,187,436	5,006,059	64,778,402

Total issued	23,106,051	266,686,899	19,515,509	265,515,385
Shares redeemed	(20,326,790)	(231,569,629)	(10,859,028)	(149,907,994)

Net increase	2,779,261	$35,117,270	8,656,481	$115,607,391

Investor B
Shares sold	289,786	$3,122,722	742,774	$9,476,342
Shares issued in reinvestment of dividends	1,233,901	13,350,825	1,293,371	15,546,349

Total issued	1,523,687	16,473,547	2,036,145	25,022,691
Shares redeemed	(3,135,066)	(33,019,875)	(2,723,052)	(34,782,138)

Net decrease	(1,611,379)	$(16,546,328)	(686,907)	$(9,759,447)

Investor C
Shares sold	2,382,590	$25,347,779	3,766,671	$48,195,337
Shares issued in reinvestment of dividends	1,839,018	19,843,040	1,484,811	17,817,698

Total issued	4,221,608	45,190,819	5,251,482	66,013,035
Shares redeemed	(4,270,696)	(45,189,018)	(2,810,110)	(35,915,929)

Net increase (decrease)	(49,088)	$1,801	2,441,372	$30,097,106

36	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

	Year Ended September 30, 2008		Year Ended September 30, 2007
Mid-Cap Growth Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,151,861	$14,981,239	4,509,440	$55,588,735
Shares redeemed	(4,190,156)	(52,159,710)	(5,925,671)	(72,232,265)

Net decrease	(3,038,295)	$(37,178,471)	(1,416,231)	$(16,643,530)

Service
Shares sold	4,386	$54,430	9,667	$160,097
Shares redeemed	(13,091)	(158,878)	(28,136)	(320,512)

Net decrease	(8,705)	$(104,448)	(18,469)	$(160,415)

Investor A
Shares sold	1,732,544	$20,409,145	1,016,721	$11,492,570
Shares redeemed	(3,091,741)	(36,638,821)	(4,915,575)	(54,782,162)

Net decrease	(1,359,197)	$(16,229,676)	(3,898,854)	$(43,289,592)

Investor B
Shares sold	133,076	$1,435,938	173,450	$1,754,126
Shares redeemed	(1,698,317)	(17,945,602)	(1,672,378)	(16,976,514)

Net decrease	(1,565,241)	$(16,509,664)	(1,498,928)	$(15,222,388)

Investor C
Shares sold	193,942	$2,062,581	252,108	$2,678,468
Shares redeemed	(347,584)	(3,707,473)	(452,352)	(4,558,838)

Net decrease	(153,642)	$(1,644,892)	(200,244)	$(1,880,370)

R
Shares sold	116,909	$1,398,648	2,038	$20,225
Shares redeemed	(43,304)	(480,754)	(22)	(227)

Net increase	73,605	$917,894	2,016	$19,998

ANNUAL REPORT	SEPTEMBER 30, 2008	37

Notes to Financial Statements (continued)

	Year Ended September 30, 2008		Year Ended September 30, 2007
Small/Mid-Cap Growth	Shares	Amount	Shares	Amount
Institutional
Shares sold	381,949	$5,685,288	385,438	$6,471,922
Shares issued in reinvestment of dividends	242,216	3,611,440	73,069	1,155,953

Total issued	624,165	9,296,728	458,507	7,627,875
Shares redeemed	(661,695)	(10,305,119)	(517,620)	(8,721,717)

Net decrease	(37,530)	$(1,008,391)	(59,113)	$(1,093,842)

Service
Shares sold	—	—	1,379	$20,054
Shares issued in reinvestment of dividends	—	—	1	9

Total issued	—	—	1,380	20,063
Shares redeemed	—	—	(1,388)	(23,933)

Net decrease	—	—	(8)	$(3,870)

Investor A
Shares sold	3,211,416	$44,154,763	3,942,077	$64,669,736
Shares issued in reinvestment of dividends	2,499,681	34,895,558	728,615	10,907,333

Total issued	5,711,097	79,050,321	4,670,692	75,577,069
Shares redeemed	(5,887,993)	(77,983,235)	(6,200,400)	(98,924,391)

Net increase (decrease)	(176,896)	$1,067,086	(1,529,708)	$(23,347,322)

Investor B
Shares sold	54,581	$640,182	82,922	$1,159,711
Shares issued in reinvestment of dividends	281,240	3,369,265	97,425	1,285,043

Total issued	335,821	4,009,447	180,347	2,444,754
Shares redeemed	(622,199)	(7,246,568)	(543,911)	(7,591,746)

Net decrease	(286,378)	$(3,237,121)	(363,564)	$(5,146,992)

Investor C
Shares sold	246,547	$2,833,038	160,361	$2,222,906
Shares issued in reinvestment of dividends	231,789	2,781,470	74,172	980,547

Total issued	478,336	5,614,508	234,533	3,203,453
Shares redeemed	(392,905)	(4,547,481)	(405,776)	(5,683,598)

Net increase (decrease)	85,431	$1,067,027	(171,243)	$(2,480,145)

38	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (concluded)

	Year Ended September 30, 2008		Year Ended September 30, 2007
Small/Mid-Cap Growth (concluded)	Shares	Amount	Shares	Amount
R
Shares sold	132,367	$1,779,872	64,832	$1,060,326
Shares issued in reinvestment of dividends	16,009	221,879	—	—

Total issued	148,376	2,001,751	64,832	1,060,326
Shares redeemed	(36,514)	(482,161)	(2,495)	(42,446)

Net increase	111,862	$1,519,590	62,337	$1,017,880

There is a 2% redemption fee on shares of certain Portfolios redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Portfolio for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

7. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close on or before December 31, 2008.

Effective October 1, 2008, BlackRock Investments, Inc., an affiliate of the Advisor, replaced BDI as the distributor of the Fund. The service and distribution fees will not change as a result of this transaction.

ANNUAL REPORT	SEPTEMBER 30, 2008	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Mid-Cap Value Equity, BlackRock Mid-Cap Growth Equity and BlackRock Small/Mid-Cap Growth Equity Portfolios [three of the twenty-seven portfolios constituting the BlackRock Funds (the “Fund”), (collectively, the “Portfolios”)] as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2008

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Portfolios during the taxable period ended September 30, 2008:

	Payable Date	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividends Received Deduction for Corporations*	Short-term Capital Gain Dividends for Non U.S. Residents**
BlackRock Mid-Cap Value Equity Portfolio	12/17/07	9.80%	9.80%	97.94%
BlackRock Small/Mid-Cap Growth Portfolio	12/17/07	9.11%	9.11%	100.00%

*	The funds hereby designate the percentage indicated above or the maximum amount allowable by law.

**	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Portfolios distributed Long-Term Capital Gains per share as follows:

	Payable Date	Long-Term Capital Gain
BlackRock Mid-Cap Value Equity Portfolio	12/17/07	$0.474342
BlackRock Small/Mid-Cap Growth Portfolio	12/17/07	2.497313

40	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of BlackRock Funds (the “Fund”) met in person in April and June 2008 to consider the approval of the Fund’s investment advisory agreement with BlackRock Advisors, LLC (the “Advisor” or “BlackRock”), with respect to each of the portfolios of the Fund, including BlackRock Mid-Cap Value Equity Portfolio, BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Small/Mid-Cap Growth Portfolio (each, a “Portfolio”) (the “Advisory Agreement”).

Activities and Composition of the Board

The Board of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are both Independent Trustees. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by, Independent Trustees.

The Advisory Agreement

Upon the consummation of the combination of BlackRock’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (the “Transaction”), the Fund entered into an Advisory Agreement with respect to each Portfolio with the Advisor with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of the Advisory Agreement’s initial two-year term, the Board is required to consider the continuation of the Advisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to each Portfolio by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Advisory Agreement, including the services and support provided to the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management’s and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Portfolios, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Portfolio’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement

The Approval Process: Prior to the April 16, 2008 meeting at which approval of the Advisory Agreement was to be considered, the Board requested and received materials specifically relating to the Advisory Agreement. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on each Portfolio’s fees and expenses and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper (“Peers”); (b) information on the profitability of the Advisory Agreement to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding each Portfolio’s shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 16, 2008 meeting, the Board requested and subsequently received from BlackRock (i) comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Portfolio profitability, Portfolio size and Portfolio fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings of the Portfolios, allocation of Portfolio brokerage fees (including the benefits of “soft dollars”), and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Portfolios. The Board did not identify any particular information as controlling, and each Trustee may have attributed different weights to the various items considered.

At an in-person meeting held on April 16, 2008, the Board discussed and considered the proposed renewal of the Advisory Agreement. As a result of the discussions, the Board requested and BlackRock provided additional information, as detailed above, in advance of the June 3-4, 2008 Board meeting. At the in-person meeting held on June 3-4, 2008, the Board, including the Independent Trustees, unanimously approved

ANNUAL REPORT	SEPTEMBER 30, 2008	41

Disclosure of Investment Advisory Agreement

the continuation of the Advisory Agreement between the Advisor and the Fund with respect to each Portfolio for a one-year term ending June 30, 2009. The Board considered all factors it believed relevant with respect to each Portfolio, including, among other factors: (i) the nature, extent and quality of the services provided by BlackRock; (ii) the investment performance of the Portfolio and BlackRock portfolio management; (iii) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Portfolio; and (iv) economies of scale.

A. Nature, Extent and Quality of the Services:

The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. The Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Portfolio’s portfolio management team discussing Portfolio performance and the Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally, and of each Portfolio’s portfolio management team; BlackRock’s portfolio trading capabilities; BlackRock’s use of technology; BlackRock’s commitment to compliance; and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock’s compensation structure with respect to the portfolio management teams of the Portfolios and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Portfolios. BlackRock and its affiliates provide the Portfolios with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Portfolios. In addition to investment advisory services, BlackRock and its affiliates provide the Portfolios with other services, including (a) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (b) assisting with daily accounting and pricing; (c) overseeing and coordinating the activities of other service providers; (d) organizing Board meetings and preparing the materials for such Board meetings; (e) providing legal and compliance support; and (f) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Portfolios and BlackRock:

The Board, including the Independent Trustees, also reviewed and considered the performance history of each Portfolio. In preparation for the April 16, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to a representative group of similar funds as determined by Lipper and to all funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Portfolio throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that (a) the Mid-Cap Value Equity Portfolio and the Small/Mid-Cap Growth Portfolio each performed at or above the median for the Portfolio’s Peers in each of the one-, three- and five-year periods reported and (b) the Mid-Cap Growth Equity Portfolio performed above the median for its peers in the one- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with Each Portfolio:

The Board, including the Independent Trustees, reviewed each Portfolio’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared each Portfolio’s total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Portfolios. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Portfolio and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Portfolio and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreement and to continue to provide the high quality of services that are expected by the Board.

42	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement (concluded)

The Board noted that the Small/Mid-Cap Growth Portfolio paid contractual advisory fees, prior to any expense reimbursements or fee waivers, lower than or equal to the median fees paid by its Peers. The Board noted that although the Mid-Cap Growth Equity Portfolio paid contractual advisory fees higher than its Peers, such fees were within five basis points of the median amount. The Board noted that the Mid-Cap Value Equity Portfolio paid contractual advisory fees higher than the median for its Peers.

The Board noted that BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Portfolio expenses on a class basis. The Board also took into account that each Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale.

D. Economies of Scale: The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Portfolios increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolios to participate in these economies of scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolios. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the anticipated efficiencies in the processes of BlackRock’s overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Board found, based on its review of comparable funds, that each Portfolio’s management fee is appropriate in light of the scale of the Portfolio.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock may derive from its relationship with the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research, obtained by soft dollars generated by transactions in the Portfolios, to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board approved the continuation of the Advisory Agreement between the Advisor and the Fund with respect to each Portfolio for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of each Portfolio and the Portfolio’s shareholders. In arriving at a decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolios reflect the results of several years of review by the Trustees and predecessor Trustees, and discussions between the Trustees (and predecessor Trustees) and BlackRock (and predecessor advisors). Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	SEPTEMBER 30, 2008	43

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Co-Chair of the Board of Trustees and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 Funds 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Co-Chair of the Board of Trustees and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.	34 Funds 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Trustee	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Formerly Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.	34 Funds 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Trustee	Since 2004	Formerly Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 Funds 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Trustee and Member of the Audit Committee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005.	34 Funds 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 Funds 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Partner, Amarna Corporation, LLC (private investment company) since 2002; Director, WQED Multimedia (PBS and Multimedia, a not-for-profit company) since 2002; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partner, LP (private investment) since 1998.	34 Funds 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 Funds 81 Portfolios	None

44	ANNUAL REPORT	SEPTEMBER 30, 2008

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director of Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Formerly Trustee, State Street Research Mutual Funds from 1990 to 2005; Formerly, Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 Funds 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Chair of the Audit Committee and Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member/Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates since 2003; Formerly Director, Inter-Tel from 2006 to 2007.	34 Funds 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Trustee and Member of the Audit Committee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005. Director, Alkon Corporation (pneumatics) since 1992; Director, Indotronix International (IT services) since 2004; Director, Tippman Sports (recreation) since 2005.	34 Funds 81 Portfolios	None
1 Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2       Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

Interested Trustees[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	184 Funds 295 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 295 Portfolios	None

3	Messrs. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	SEPTEMBER 30, 2008	45

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, Inc.

New York, NY 10022

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

46	ANNUAL REPORT	SEPTEMBER 30, 2008

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1) Access the BlackRock website at

http://www.blackrock.com/edelivery

2) Click on the applicable link and follow the steps to sign up

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

ANNUAL REPORT	SEPTEMBER 30, 2008	47

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

48	ANNUAL REPORT	SEPTEMBER 30, 2008

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Natural Resources Trust
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Healthcare Fund	Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio	BlackRock Income Builder Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	BlackRock Intermediate Government	BlackRock Strategic Income Portfolio
BlackRock High Income Fund	Bond Portfolio	BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund
Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	SEPTEMBER 30, 2008	51

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

EQUITY4-9/08-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BLACKROCK FUNDSSM ANNUAL REPORT | SEPTEMBER 30, 2008

BlackRock Science & Technology Opportunities Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock U.S. Opportunities Portfolio

BlackRock Global Opportunities Portfolio

BlackRock International Opportunities Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	SEPTEMBER 30, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines related to the housing market turmoil, volatile energy prices, and the escalating credit crisis. The news took an extraordinarily heavy tone in September as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has taken decisive action to restore liquidity and bolster financial market stability. Key moves included slashing the target federal funds rate 275 basis points (2.75%) between October 2007 and April 2008 and providing massive cash injections and lending programs. As the credit crisis took an extreme turn for the worse, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in early October in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility and generally posted losses for the current reporting period, with small-cap stocks faring noticeably better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably, decelerated at a faster pace than domestic equities — a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) amid an ongoing flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.85% by period-end as the financial market contagion widened. Tax-exempt issues underperformed overall, as problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets led to considerable weakness in the high yield sector.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses over the six- and 12-month reporting periods:

Total Returns as of September 30, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(10.87)%	(21.98)%
Small cap U.S. equities (Russell 2000 Index)	(0.54)%	(14.48)%
International equities (MSCI Europe, Australasia, Far East Index)	(22.35)%	(30.50)%
Fixed income (Barclays Capital U.S. Aggregate Index)*	(1.50)%	3.65%
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)*	(2.59)%	(1.87)%
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index)*	(6.77)%	(10.51)%

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary	Science & Technology Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

For the 12-month period, the Portfolio underperformed the benchmark NYSE Arca Tech 100 Index. (Effective September 15, 2008, BlackRock Global Science & Technology Opportunities Portfolio was renamed BlackRock Science & Technology Opportunities Portfolio.)

What factors influenced performance?

•	Portfolio underperformance during the reporting period was the result of negative stock selection effects, while sector allocation somewhat offset these results.

•

Within information technology, the most significant detractor was the Portfolio’s positioning in technology hardware stocks, namely within the communications equipment sub-industry. Conversely, allocation effects were positive within information technology as we remained underweight relative to the benchmark throughout the year and held cash to mitigate market declines. Although the absolute effects were more moderate, our decision to underweight areas like computer storage & peripherals also aided relative returns.

•

Within healthcare, stock selection was positive; however, this was somewhat offset by poor allocation effects, as we remained underweight relative to the benchmark and the sector outperformed. Stock selection within healthcare equipment was superior and had meaningful positive results. Security selection within the biotechnology subsector also enhanced returns, with some Portfolio holdings returning over 50% for the year. Some of these positive results were offset by relatively weak selection among pharmaceuticals.

Describe recent Portfolio activity.

•	Over the year, company-specific buy and sell decisions resulted in a shift of sector weightings within the Portfolio.

•

Within healthcare, we increased the Portfolio’s sector allocation, but maintained a modest underweight, particularly within the pharmaceuticals group. Notably, Myriad Genetics, Inc. and Merck & Co., Inc., which had been the largest holdings within the healthcare sector a year ago, were no longer held in the Portfolio as of period-end.

•

Our overall information technology allocation increased slightly through adjustments to some subsector weights over the period. In particular, new positions in semiconductors resulted in an overweight in the subsector versus a Portfolio underweight one year ago. Additionally, we closed the Portfolio’s underweight in computer hardware, and are now nearly neutral relative to the benchmark.

Describe Portfolio positioning at period-end.

•

At period-end, 67% of the Portfolio’s net assets was invested in information technology, 20% in healthcare, 8% in telecommunication services, 4% in industrials, and the remainder was distributed among consumer discretionary and consumer staples names.

•

Within information technology, the Portfolio’s primary overweights versus the benchmark were in semiconductors and systems software, while meaningful underweights were held in application software, data processing & outsourced services, and electronic equipment & instruments. Inside the healthcare portion of the Portfolio, the Portfolio held an above-benchmark allocation to healthcare equipment and biotechnology, while maintaining below-benchmark weightings in life sciences tools & services and pharmaceuticals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Ten Largest Holdings	Percent of Long-Term Investments
International Business Machines Corp.	5%
Apple, Inc.	4
Genzyme Corp.	3
Hewlett-Packard Co.	3
Microsoft Corp.	3
Intel Corp.	3
Oracle Corp.	3
Amgen, Inc.	2
QUALCOMM, Inc.	2
Lockheed Martin Corp.	2

Five Largest Industries	Percent of Long-Term Investments
Computer Software & Services	29%
Computer & Office Equipment	14
Semiconductors & Related Devices	13
Pharmaceuticals	9
Telecommunications	8

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Although the holdings and industries listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

4	ANNUAL REPORT	SEPTEMBER 30, 2008

Portfolio Summary

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio will invest primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology.

3	A price-weighted index comprised of not more than 100 individual stocks listed on the NYSE, AMEX or NASDAQ. The index is modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within technology fields.

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[5]
		1 Year		5 Years		From Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(10.05)%	(22.70)%	(22.70)%	5.00%	5.00%	(4.20)%	(4.20)%
Service	(10.17)	(22.99)	(22.99)	4.64	4.64	(4.50)	(4.50)
Investor A	(10.27)	(23.00)	(27.01)	4.58	3.45	(4.62)	(5.22)
Investor B	(10.64)	(23.73)	(27.16)	3.75	3.41	(5.33)	(5.33)
Investor C	(10.65)	(23.76)	(24.52)	3.72	3.72	(5.38)	(5.38)
R	(10.49)	(23.38)	(23.38)	4.16	4.16	(4.96)	(4.96)
NYSE Arca Tech 100 Index	(6.23)	(19.50)	(19.50)	5.43	5.43	(2.74)	(2.74)

5	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on 5/15/00. Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[8]
Institutional	$1,000.00	$899.48	$6.41	$1,000.00	$1,018.16	$6.84
Service	$1,000.00	$898.28	$8.20	$1,000.00	$1,016.25	$8.75
Investor A	$1,000.00	$897.33	$8.30	$1,000.00	$1,016.14	$8.86
Investor B	$1,000.00	$893.62	$12.55	$1,000.00	$1,011.58	$13.42
Investor C	$1,000.00	$893.46	$12.53	$1,000.00	$1,011.60	$13.40
R	$1,000.00	$895.07	$10.09	$1,000.00	$1,014.21	$10.79

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.35% for Institutional, 1.73% for Service, 1.75% for Investor A, 2.65% for Investor B, 2.65% for Investor C and 2.13% for R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	5

Portfolio Summary	Health Sciences Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

Portfolio results outperformed that of the broad-market S&P 500 Index and its sector benchmarks, the Russell 3000 Health Care Index and the Lipper Health/Biotechnology Funds Index, for the 12-month period.

What factors influenced performance?

•

Biotechnology was the most significant source of strength for the period, as the Portfolio’s overweight and strong positioning in the subsector yielded favorable comparisons versus the Russell 3000 Health Care Index. Medical devices & supplies also aided relative comparisons for the year. The group performed well relative to the market as many defensive holdings withstood market volatility, generating steady, albeit modest, earnings growth. We maintained an overweight to the sub-industry throughout the year, which boosted relative results, and also benefited from good stock selection.

•

Elsewhere within the Portfolio, an underweight in healthcare services proved advantageous, as the group underperformed, particularly early in the year, on weak earnings guidance from leading managed care companies. An underweight in pharmaceuticals contributed positively as well.

•

Conversely, stock selection within pharmaceuticals was the primary detractor from performance. Positions in Johnson & Johnson and Abbott Laboratories were beneficial on an absolute basis, as the stocks performed strongly during the reporting period; however, due to their large weightings in the Russell 3000 Health Care Index, they detracted from relative results. Stock selection within healthcare services was mixed. Portfolio exposure to pharmacy benefit management (PBM) companies like Express Scripts, Inc. and Medco Health Solutions, Inc. detracted, while names like athenahealth, Inc. and DaVita, Inc. were positive.

Describe recent Portfolio activity.

•

Overall industry weights did not shift much during the year, although individual positioning did change consistent with our investment process. Specifically, we reduced exposure to life sciences tools & services on expected declines in business from biotechnology companies. Within healthcare services, we eliminated exposure to facilities. We also reduced our allocation to pharmaceutical companies during the period on continued concern about risks to their business models as major patent expirations loom in the near future. The biggest additions to the Portfolio included PBM companies, such as Express Scripts, Inc. and Medco Health Solutions, Inc. We also added exposure to healthcare distributors, including AmerisourceBergen Corp. and McKesson Corp.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio was overweight relative to the Russell 3000 Health Care Index in biotechnology, medical devices and supplies, and underweight in healthcare services and pharmaceuticals. Geographically, approximately 11% of the Portfolio’s net assets was allocated to non-U.S. companies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Ten Largest Holdings	Percent of Long-Term Investments
Baxter International, Inc.	7%
Amgen, Inc.	7
Becton, Dickinson & Co.	7
Medtronic, Inc.	6
Genzyme Corp.	5
Johnson & Johnson	5
Alcon, Inc.	5
Genentech, Inc.	4
Roche Holding AG	4
CVS Caremark Corp.	3

Industries	Percent of Long-Term Investments
Pharmaceuticals	40%
Medical Instruments & Supplies	30
Medical & Medical Services	25
Retail Merchandising	3
Insurance	2

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Although the holdings and industries listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

6	ANNUAL REPORT	SEPTEMBER 30, 2008

Portfolio Summary

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	Under normal market conditions, the Portfolio invests at least 80% of total assets in securities of companies in health sciences and related industries.

3	This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

4	An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

5	The Russell 3000 Health Care Index is an unmanaged index representative of companies involved in medical services or health care in the Russell 3000 Index, which is comprised of the 3,000 largest U.S. companies as determined by total market capitalization.

6	Commencement of operations.

Effective July 2, 2007, the Portfolio is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[7]
		1 Year		5 Years		From Inception[8]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.23%	(1.64)%	(1.64)%	13.11%	13.11%	15.95%	15.95%
Service	3.00	(1.98)	(1.98)	12.82	12.82	15.65	15.65
Investor A	3.00	(1.97)	(7.12)	12.76	11.56	15.61	14.91
Investor B	2.61	(2.78)	(7.03)	11.90	11.65	14.80	14.80
Investor C	2.69	(2.66)	(3.60)	11.97	11.97	14.82	14.82
S&P 500 Index	(10.87)	(21.98)	(21.98)	5.17	5.17	(0.65)	(0.65)
Lipper Health/Biotechnology Funds Index	2.32	(9.43)	(9.43)	7.08	7.08	6.35	6.35
Russell 3000 Health Care Index	(0.19)	(11.03)	(11.03)	3.53	3.53	2.79	2.79

7	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

8	The Portfolio commenced operations on 12/21/99.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[10]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[10]
Institutional	$1,000.00	$1,032.30	$5.19	$1,000.00	$1,019.83	$5.17
Service	$1,000.00	$1,029.95	$7.17	$1,000.00	$1,017.85	$7.15
Investor A	$1,000.00	$1,030.01	$7.12	$1,000.00	$1,017.90	$7.10
Investor B	$1,000.00	$1,026.11	$10.81	$1,000.00	$1,014.20	$10.80
Investor C	$1,000.00	$1,026.94	$10.46	$1,000.00	$1,014.55	$10.45

9	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

10	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.02% for Institutional, 1.41% for Service, 1.40% for Investor A, 2.13% for Investor B and 2.06% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	7

Portfolio Summary	U.S. Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period, the Portfolio outperformed the benchmark S&P Extended Market Index (EMI) U.S.

What factors influenced performance?

•	Portfolio outperformance during the annual period was the result of both positive stock selection and favorable sector allocation effects.

•

Within stock selection, the Portfolio benefitted significantly from names within the industrials, materials and healthcare sectors, although these results were somewhat offset by positioning in consumer discretionary, information technology and utilities. Allocation effects were boosted throughout the year by an overweight in energy and materials, which significantly outperformed for the first half of 2008, and an underweight to the information technology sector, which suffered amid fears of a slowdown in demand.

•

Despite being underweight across the time period, healthcare was the strongest-performing sector within the Portfolio. Stock selection within the biotechnology subsector was the most meaningful contributor to this performance as several names jumped greater than 50%. Outperformance in the sector also was driven by positions in the healthcare services and supply sub-industry, where selection and allocation effects were both meaningfully positive.

Describe recent Portfolio activity.

•

Throughout the period, company-specific buy and sell decisions resulted in a shift of sector weightings within the Portfolio. In light of a challenging outlook for consumer spending, we reduced the Portfolio’s holdings in the consumer discretionary, information technology and consumer staples sectors, taking what were generally overweights down to a more equal-weight position relative to the benchmark. Holdings were also trimmed in energy, industrials and materials, as many of the names had too high of a correlation to the price of oil at a time when oil was trading at record highs. In contrast, we increased the Portfolio’s weighting in financials, albeit very selectively over time, with an emphasis on regional banks that possess stronger and more transparent balance sheets.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio remains relatively balanced across each of the economic sectors, with the most significant underweights in the healthcare and industrials sectors, and the largest overweight in consumer staples. Notably, while the Portfolio was at one point nearly 1,000 basis points underweight relative to the benchmark in financials, that underweight now stands at 171 basis points.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Ten Largest Holdings	Percent of Long-Term Investments
DaVita, Inc.	1%
AmerisourceBergen Corp.	1
Qiagen NV	1
Express Scripts, Inc.	1
Beckman Coulter, Inc.	1
Watson Wyatt Worldwide, Inc. - Class A	1
The Dun & Bradstreet Corp.	1
Ross Stores, Inc.	1
FTI Consulting, Inc.	1
AvalonBay Communities, Inc. (REIT)	1

Five Largest Industries	Percent of Long-Term Investments
Oil & Gas	8%
Banks	7
Computer Software & Services	6
Energy & Utilities	6
Insurance	5

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Although the holdings and industries listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

8	ANNUAL REPORT	SEPTEMBER 30, 2008

Portfolio Summary

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio normally invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation.

3	An unmanaged index comprised of smaller-capitalization U.S. stocks representing the bottom 20% of available market capital, with a minimum market capitalization of at least $100 million.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(7.77)%	(14.47)%	(14.47)%	13.86%	13.86%	18.00%	18.00%
Service	(7.98)	(14.80)	(14.80)	13.45	13.45	17.58	17.58
Investor A	(7.96)	(14.84)	(19.31)	13.38	12.15	17.48	16.85
Investor B	(8.30)	(15.48)	(19.29)	12.53	12.28	16.78	16.78
Investor C	(8.31)	(15.49)	(16.34)	12.53	12.53	16.60	16.60
S&P U.S. Mid Small Cap Index	(8.24)	(20.17)	(20.17)	8.38	8.38	8.88	8.88

4	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[6]
Institutional	$1,000.00	$922.31	$4.81	$1,000.00	$1,019.94	$5.06
Service	$1,000.00	$920.24	$7.02	$1,000.00	$1,017.60	$7.40
Investor A	$1,000.00	$920.39	$7.23	$1,000.00	$1,017.37	$7.63
Investor B	$1,000.00	$917.00	$10.46	$1,000.00	$1,013.96	$11.04
Investor C	$1,000.00	$916.94	$10.64	$1,000.00	$1,013.76	$11.24

5	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.00% for Institutional, 1.46% for Service, 1.51% for Investor A, 2.18% for Investor B and 2.22% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	9

Portfolio Summary	Global Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	Portfolio results outperformed that of the benchmark S&P Global Broad Market Index (BMI) for the 12-month period.

What factors influenced performance?

•

An underweight in the consumer discretionary and financials sectors was among the primary contributors to the Portfolio’s relative outperformance, as these sectors largely underperformed the market over the 12 months. Overweights in industrials, materials and energy earlier in the period, and a later move to reduce exposure to these sectors, also proved advantageous. While we suffered somewhat through the summer months as evidence of economic deterioration came to the attention of investors, our relative positioning throughout the period was a contributor.

•

Overall, stock selection was strongest within the financials, industrials and materials sectors, where Portfolio results were far better than those of the benchmark. Regionally, an overweight to the U.S. and underweight to Europe aided relative comparisons. A higher than normal cash position also was beneficial, as it helped mitigate Portfolio losses somewhat.

•

Conversely, stock selection within information technology detracted from relative performance over the period. Our positioning within software in particular did not hold up well and hampered results. Security selection within the energy sector was another source of weakness, as select names within the oil & gas equipment & services sub-industry suffered sharper declines than the benchmark. In addition, utilities holdings hurt return comparisons. While regional allocation effects were not particularly meaningful for the annual period, stock selection within Japan was a source of weakness.

Describe recent Portfolio activity.

•

Sector weights shifted during the year consistent with our investment process. Specifically, we increased exposure to the consumer discretionary, financials and healthcare sectors. In contrast, Portfolio weightings in the consumer staples, energy, industrials, information technology, materials, telecommunication services and utilities sectors declined over the period.

•	Regionally, we increased the Portfolio’s allocation to developed Europe and emerging Asia, while reducing exposure to North America and Japan.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio was overweight relative to the benchmark in the consumer discretionary and consumer staples sectors, and was most significantly underweight in industrials and materials. Regionally, the Portfolio was overweight in emerging Asia and slightly overweight in North America, while maintaining underweight positions in Europe and Japan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Ten Largest Holdings	Percent of Long-Term Investments
Becton, Dickinson & Co.	2%
Amgen, Inc.	2
Genentech, Inc.	1
Johnson & Johnson	1
Medtronic, Inc.	1
Baxter International, Inc.	1
Bank of America Corp.	1
NIKE, Inc. - Class B	1
British Energy Group Plc	1
Nestle SA	1

Ten Largest Countries	Percent of Long-Term Investments
United States	50%
United Kingdom	6
Japan	5
Switzerland	4
France	4
Canada	4
Germany	3
Taiwan	3
Australia	2
Hong Kong	2

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Although the holdings and countries listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

10	ANNUAL REPORT	SEPTEMBER 30, 2008

Portfolio Summary

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the U.S. The Portfolio may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The Portfolio may also invest up to 25% of its total assets in global fixed income securities including emerging market debt.

3	The all-encompassing S&P/Citigroup Global index is known as the Broad Market Index (BMI). The BMI measures the performance of the entire universe of investable securities greater than USD 100 million. The BMI is segmented into two size components: the Primary Market Index (PMI), and the Extended Market Index (EMI). The PMI defines the large-cap universe, representing the top 80% of BMI market capitalization for each listed country. The EMI defines the small-cap universe for each country, representing the remaining 20%.

4	Commencement of operations.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[5]
		1 Year		From Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(14.58)%	(21.16)%	(21.16)%	2.13%	2.13%
Investor A	(14.70)	(21.44)	(25.59)	1.82	(0.20)
Investor B	(15.11)	(22.13)	(25.49)	1.09	(0.19)
Investor C	(15.13)	(22.14)	(22.89)	1.08	1.08
S&P Global Broad Market Index (BMI)	(17.80)	(26.62)	(26.62)	(1.27)	(1.27)

5	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on 1/31/06.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[8]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[8]
Institutional	$1,000.00	$854.20	$6.24	$1,000.00	$1,018.19	$6.81
Investor A	$1,000.00	$852.97	$7.49	$1,000.00	$1,016.82	$8.18
Investor B	$1,000.00	$848.88	$10.78	$1,000.00	$1,013.20	$11.80
Investor C	$1,000.00	$848.74	$11.07	$1,000.00	$1,012.87	$12.13

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.35% for Institutional, 1.62% for Investor A, 2.33% for Investor B and 2.40% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	11

Portfolio Summary	International Opportunities Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

For the 12-month period, Portfolio results underperformed the current benchmark, the S&P Global Ex-U.S. Broad Market Index (BMI), but outperformed the benchmark prior to March 3, 2008, the S&P Global Ex-U.S. Small Cap Index.

What factors influenced performance?

•

Stock selection was the primary detractor from the Portfolio’s relative performance during the fiscal year. Weakness was most significant within industrials, most notably among industrial machinery and transportation names. After performing strongly early in the period, the economic impact of the credit crisis drove sharp declines in cyclical stocks. Consumer discretionary also suffered relative to benchmark comparisons, with the most significant underperformers within the apparel and footwear groups.

•

While regional effects were limited, the Portfolio did underperform to some extent because of its overweight in emerging Asian countries, which were the weakest-performing regions for the reporting period.

•

On the positive side, sector positioning aided Portfolio performance. Most notably, an underweight in the consumer discretionary and information technology sectors boosted return comparisons. The Portfolio’s overweights in materials and energy earlier in the period, and the later move to reduce exposure to these sectors, also contributed positively to performance. While we suffered somewhat through the summer months as commodity prices fell, the Portfolio’s relative positioning throughout the year was a contributor.

•

Stock selection within materials was another source of strength, particularly the Portfolio’s positioning within the fertilizers and gold sub-industry groups. Stock selection was strong within financials as well. Moreover, a greater allocation to cash helped mitigate Portfolio losses somewhat.

Describe recent Portfolio activity.

•

Sector weights shifted during the period, consistent with the Portfolio’s investment process. We increased exposure to consumer discretionary, financials and healthcare over the course of the period. In contrast, we reduced the Portfolio’s weighting in the energy, industrials, materials, telecommunication services and utilities sectors.

•

Regionally, we increased the Portfolio’s allocation to European stocks, significantly reducing its underweight. We also increased exposure to North America, namely Canada. We reduced exposure to Asian stocks.

Describe Portfolio positioning at period-end.

•

At period-end, the Portfolio was overweight relative to the S&P/Citigroup BMI Global ex-U.S. in consumer discretionary, and was most significantly underweight in financials, industrials and telecommunication services.

•	Regionally, the Portfolio was overweight in emerging Asia and slightly overweight in North America, while maintaining underweights in Europe and developed Asia ex-Japan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Ten Largest Holdings	Percent of Long-Term Investments
HSBC Holdings Plc	1%
Qiagen NV	1
Nestle SA	1
Lonza Group AG	1
De La Rue Plc	1
EnCana Corp.	1
Unilever Plc	1
Companhia Energetica de Minas Gerais- CEMIG - ADR	1
Hosiden Corp.	1
Total SA	1

Ten Largest Countries	Percent of Long-Term Investments
United Kingdom	15%
Japan	14
Germany	8
Canada	7
France	7
Switzerland	6
Taiwan	5
Italy	3
Netherlands	3
Hong Kong	3

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Although the holdings and countries listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

12	ANNUAL REPORT	SEPTEMBER 30, 2008

Portfolio Summary

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio under normal market conditions, invests at least 80% of its net assets in equity securities issued by international companies of any market capitalization.

3	S&P Global Ex-U.S. Broad Market Index (BMI) is an available market capitalization weighted equity index made up of 52 global developed and emerging markets, not including the U.S. The BMI is segmented into two size components: the S&P Large Mid Cap Index and the S&P Small Cap Index.

4	An unmanaged index comprised of smaller-capitalization stocks of both developed and emerging market countries. Index stocks represent the bottom 20% of available market capital for each individual country, with a minimum market capitalization of at least the local equivalent of US $100 million.

Performance Summary for the Period Ended September 30, 2008

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(25.09)%	(30.87)%	(30.87)%	16.45%	16.45%	18.66%	18.66%
Service	(25.21)	(31.10)	(31.10)	16.10	16.10	18.27	18.27
Investor A	(25.21)	(31.09)	(34.72)	16.06	14.81	18.15	17.51
Investor B	(25.50)	(31.63)	(34.18)	15.17	14.94	17.47	17.47
Investor C	(25.50)	(31.61)	(32.18)	15.18	15.18	17.30	17.30
S&P Global Ex-U.S. Broad Market Index (BMI)	(23.23)	(30.65)	(30.65)	11.96	11.96	7.40	7.40
S&P Global Ex-U.S. Small Cap Index	(27.51)	(35.63)	(35.63)	12.37	12.37	8.94	8.94

5	Assuming maximum sales charges, if any. See “About Portfolios’ Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[7]
Institutional	$1,000.00	$749.10	$5.48	$1,000.00	$1,018.66	$6.34
Service	$1,000.00	$747.95	$6.98	$1,000.00	$1,016.92	$8.08
Investor A	$1,000.00	$747.86	$7.00	$1,000.00	$1,016.89	$8.11
Investor B	$1,000.00	$744.98	$10.19	$1,000.00	$1,013.18	$11.82
Investor C	$1,000.00	$745.02	$10.13	$1,000.00	$1,013.25	$11.75

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.25% for Institutional, 1.60% for Service, 1.60% for Investor A, 2.34% for Investor B and 2.32% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

ANNUAL REPORT	SEPTEMBER 30, 2008	13

About Portfolios’ Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. R Shares are available only to certain retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Portfolios may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of such Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing a Portfolio’s performance, but does not represent the actual performance of this share class.

Performance for the Health Sciences Opportunities Portfolio for the periods prior to January 31, 2005 is based on performance of certain former State Street Research mutual funds that reorganized with the Portfolio on that date.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2009.

14	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolios and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ANNUAL REPORT	SEPTEMBER 30, 2008	15

Schedule of Investments September 30, 2008	Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Bermuda — 1.2%
Electronics — 0.4%
Tyco Electronics Ltd.	22,800	$630,648

Medical & Medical Services — 0.8%
Covidien Ltd.	21,800	1,171,968

		1,802,616

Canada — 0.7%
Computer Software & Services — 0.7%
Open Text Corp.(a)	32,100	1,110,018

China — 1.5%
Computer Software & Services — 1.5%
Baidu.Com	4,200	1,042,566
Sina Corp.(b)	35,400	1,246,080

		2,288,646

Finland — 0.7%
Telecommunications — 0.7%
Nokia Oyj - ADR	54,700	1,020,155

France — 0.5%
Entertainment & Leisure — 0.5%
UBISOFT Entertainment SA(b)	11,400	793,043

Germany — 1.1%
Computer Software & Services — 0.9%
SAP AG - ADR	24,900	1,330,407

Semiconductors & Related Devices — 0.2%
Infineon Technologies AG - ADR(b)	65,800	367,822

		1,698,229

Hong Kong — 0.8%
Semiconductors & Related Devices — 0.8%
ASM Pacific Technology Ltd.	192,400	1,112,066

India — 0.1%
Telecommunications — 0.1%
Bharti Tele-Ventures Ltd.	9,000	152,653

Japan — 3.0%
Computer Software & Services — 0.6%
Nintendo Co. Ltd.	2,200	933,182

Electronics — 0.9%
Canon, Inc.	19,400	735,471
Nidec Corp.	11,000	676,706

		1,412,177

Energy & Utilities — 0.8%
Kurita Water Industries Ltd.	50,700	1,187,489

Machinery & Heavy Equipment — 0.3%
Disco Corp.	13,800	405,023

Manufacturing — 0.4%
Konica Corp.	54,300	620,581

		4,558,452

South Korea — 0.3%
Electronics — 0.3%
LG Electronics, Inc.	1,400	129,540
Samsung Electronics Co. Ltd.	600	274,952

		404,492

Switzerland — 0.8%
Pharmaceuticals — 0.8%
Roche Holding AG	5,100	798,364
Roche Holding AG - ADR	4,300	334,604

		1,132,968

Taiwan — 1.1%
Computer & Office Equipment — 0.3%
ASUSTeK Computer, Inc.	142,351	281,732
HTC Corp.	16,510	256,256

		537,988

Computer Software & Services — 0.1%
Inventec Co. Ltd.	307,945	151,258

Electronics — 0.1%
Hon Hai Precision Industry Co. Ltd.	37,030	132,630

Semiconductors & Related Devices — 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	91,535	857,682

		1,679,558

United States — 83.9%
Aerospace — 3.5%
Lockheed Martin Corp.	30,300	3,323,001
Raytheon Co.	35,700	1,910,307

		5,233,308

Computer & Office Equipment — 12.9%
Apple, Inc.(b)	44,600	5,069,236
Cisco Systems, Inc.(b)	119,300	2,691,408
Hewlett-Packard Co.	97,900	4,526,896
International Business Machines Corp.	60,400	7,064,384

		19,351,924

Computer Software & Services — 23.7%
Adobe Systems, Inc.(b)	46,900	1,851,143
Ariba, Inc.(b)	65,400	924,102
Automatic Data Processing, Inc.	24,700	1,055,925
BMC Software, Inc.(b)	52,500	1,503,075
CA, Inc.	40,500	808,380

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names of many of the securities have been abbreviated according to the list on the right.	ADR	American Depository Receipts	JPY	Japanese Yen
	AUD	Australian Dollar	LLC	Limited Liability Company
	CAD	Canadian Dollar	NOK	Norwegian Krone
	CHF	Swiss Francs	PLN	Polish Zloty
	CZK	Czechoslovakian Krone	REIT	Real Estate Investment Trust
	DKK	Danish Krone	SEK	Swedish Krona
	EUR	Euro	SGD	Singapore Dollar
	GBP	British Pound	USD	United States Dollar
	GDR	Global Depository Receipts	ZAR	South African Rand
	HKD	Hong Kong Dollar

See Notes to Financial Statements.
16	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (concluded)
Computer Software & Service (concluded)
Citrix Systems, Inc.(b)	72,100	$1,821,246
Digital River, Inc.(b)	17,500	567,000
eBay, Inc.(b)	68,800	1,539,744
Electronic Arts, Inc.(b)	24,100	891,459
EMC Corp.(b)	86,200	1,030,952
F5 Networks, Inc.(b)	58,300	1,363,054
Google, Inc. - Class A(b)	3,200	1,281,664
Juniper Networks, Inc.(b)	89,800	1,892,086
McAfee, Inc.(b)	61,500	2,088,540
Microsoft Corp.	162,200	4,329,118
Move, Inc.(b)	1,110	2,353
Oracle Corp.(b)	177,700	3,609,087
Progress Software Corp.(b)	31,000	805,690
Red Hat, Inc.(b)	33,000	497,310
Salesforce.com, Inc.(b)	16,600	803,440
Sybase, Inc.(b)	77,500	2,373,050
Symantec Corp.(b)	86,800	1,699,544
VeriSign, Inc.(b)	60,500	1,577,840
Yahoo!, Inc.(b)	74,200	1,283,660

		35,599,462

Electronics — 4.1%
Agilent Technologies, Inc.(b)	32,800	972,848
Amphenol Corp.	15,700	630,198
Intel Corp.	218,600	4,094,378
Jabil Circuit, Inc.	51,900	495,126

		6,192,550

Manufacturing — 1.2%
Corning, Inc.	113,600	1,776,704

Measuring & Controlling Devices — 0.7%
KLA-Tencor Corp.	35,400	1,120,410

Medical & Medical Services — 4.1%
Amgen, Inc.(b)	60,000	3,556,200
Baxter International, Inc.	26,900	1,765,447
Celera Corp.(b)	57,100	882,195

		6,203,842

Medical Instruments & Supplies — 7.3%
Alcon, Inc.	7,200	1,162,872
Beckman Coulter, Inc.	17,400	1,235,226
Becton, Dickinson & Co.	22,500	1,805,850
Cyberonics, Inc.(b)	36,400	618,800
Johnson & Johnson	23,900	1,655,792
Medtronic, Inc.	65,800	3,296,580
SenoRx, Inc.(b)	28,400	140,296
St. Jude Medical, Inc.(b)	25,500	1,108,995

		11,024,411

Pharmaceuticals — 7.4%
Alexion Pharmaceuticals, Inc.(b)	19,900	782,070
Celgene Corp.(b)	13,984	884,908
Genentech, Inc.(b)	35,200	3,121,536
Genzyme Corp.(b)	57,500	4,651,175
Gilead Sciences, Inc.(b)	25,400	1,157,732
Vertex Pharmaceuticals, Inc.(b)	18,400	611,616

		11,209,037

Retail Merchandising — 0.6%
CVS Caremark Corp.	28,400	955,944

Semiconductors & Related Devices — 11.1%
Altera Corp.	64,600	1,335,928
Analog Devices, Inc.	60,700	1,599,445
Applied Materials, Inc.	103,000	1,558,390
Broadcom Corp. - Class A(b)	84,500	1,574,235
Cavium Networks, Inc.(b)	25,500	359,040
Kulicke & Soffa Industries, Inc.(b)	108,600	489,786
Lam Research Corp.(b)	23,300	733,717
Linear Technology Corp.	48,600	1,490,076
Marvell Technology Group Ltd.(b)	83,400	775,620
Microchip Technology, Inc.	26,100	768,123
Netlogic Microsystems, Inc.(a)(b)	29,900	904,176
ON Semiconductor Corp.(b)	94,000	635,440
Teradyne, Inc.(b)	76,900	600,589
Texas Instruments, Inc.	73,800	1,586,700
Varian Semiconductor Equipment Associates, Inc.(b)	22,700	570,224
Xilinx, Inc.	72,200	1,693,090

		16,674,579

Telecommunications — 7.3%
American Tower Corp. - Class A(b)	28,400	1,021,548
AT&T, Inc.	34,700	968,824
Ciena Corp.(b)	32,100	323,568
Harris Corp.	29,400	1,358,280
JDS Uniphase Corp.(b)	63,000	532,980
Motorola, Inc.	69,400	495,516
QUALCOMM, Inc.	81,000	3,480,570
Research In Motion Ltd.(b)	14,400	983,520
Syniverse Holdings, Inc.(b)	39,300	652,773
Verizon Communications, Inc.	35,400	1,135,986

		10,953,565

		126,295,736

Total Common Stocks (Cost — $162,435,937) — 95.7%		144,048,632

	Beneficial Interest/ Par/Shares (000)
Short-Term Securities
BlackRock Liquidity Series, LLC Money Market Series, 2.66%(c)(d)(e)	$404	404,500
Federal Home Loan Bank, Discount Notes,
0.10%, 10/01/08(f)	1,100	1,100,000
2.10%, 10/06/08(f)	5,500	5,498,396
2.39%, 10/17/08(f)	2,300	2,297,588
TCW Money Market Fund, 2.41%(e)	12	11,679

Total Short-Term Securities (Cost — $9,312,163) — 6.2%		9,312,163

Total Investments (Cost — $171,748,100*) — 101.9%		153,360,795
Liabilities in Excess of Other Assets — (1.9)%		(2,870,957)

Net Assets — 100.0%		$150,489,838

See Notes to Financial Statements.
	ANNUAL REPORT	SEPTEMBER 30, 2008	17

Schedule of Investments (concluded)	Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$173,354,121

Gross unrealized appreciation	$3,307,758
Gross unrealized depreciation	(23,301,084)

Net unrealized depreciation	$(19,993,326)

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Series, LLC Money Market Series	$404,500	$7,519

(d)	Security purchased with the cash proceeds from securities loans.

(e)	Represents current yield as of report date.

(f)	The rate shown is the effective yield on the discount notes at the time of purchase.

•	Foreign currency exchange contracts as of September 30, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
USD	83,979	JPY	8,806,000	10/02/08	$1,180
USD	4,911,425	JPY	516,452	10/23/08	36,604
USD	425,735	CHF	440,500	10/23/08	32,783
USD	210,501	EUR	134,500	10/23/08	20,690
USD	101,134	HKD	787,000	10/23/08	(266)
CHF	228,000	USD	222,539	10/23/08	(19,149)
JPY	47,458	USD	445,498	10/23/08	3,311

Total					$75,153

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.
18	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Bermuda — 1.6%
Medical & Medical Services — 1.6%
Covidien Ltd.	340,300	$18,294,528

Germany — 1.3%
Medical Instruments & Supplies — 1.3%
Fresenius Medical Care AG & Co. KGaA	288,500	14,934,583

Israel — 0.9%
Pharmaceuticals — 0.9%
Teva Pharmaceutical Industries Ltd. - ADR	217,100	9,941,009

Netherlands — 1.7%
Medical & Medical Services — 1.7%
Qiagen NV(a)	964,769	19,034,892

Switzerland — 5.7%
Pharmaceuticals — 5.7%
Novartis AG - ADR(b)	469,810	24,824,761
Roche Holding AG	260,400	40,763,514

		65,588,275

United States — 77.8%
Computer Software & Services — 0.2%
MedAssets, Inc.(a)	131,600	2,263,520

Insurance — 1.4%
Aetna, Inc.	433,900	15,668,129

Medical & Medical Services — 19.1%
Amgen, Inc.(a)(b)	1,167,200	69,179,944
Baxter International, Inc.	1,093,900	71,792,657
BioForm Medical, Inc.(a)(b)	79,600	312,032
Celera Corp.(a)	721,851	11,152,598
DaVita, Inc.(a)	274,800	15,666,348
Express Scripts, Inc.(a)	85,100	6,282,082
Integra LifeSciences Holdings Corp.(a)(b)	279,560	12,309,027
McKesson Corp.	145,100	7,807,831
Medco Health Solutions, Inc.(a)	541,000	24,345,000

		218,847,519

Medical Instruments & Supplies — 25.6%
Alcon, Inc.	303,109	48,955,134
Alphatec Holdings, Inc.(a)	386,766	1,779,124
Beckman Coulter, Inc.	245,450	17,424,495
Becton, Dickinson & Co.	822,587	66,020,833
Charles River Laboratories International, Inc.(a)	33,100	1,838,043
Cyberonics, Inc.(a)(b)	526,600	8,952,200
Halozyme Therapeutics, Inc.(a)	254,600	1,868,764
Immucor, Inc.(a)	437,823	13,992,823
Johnson & Johnson	715,800	49,590,624
Medtronic, Inc.(b)	1,185,800	59,408,580
SenoRx, Inc.(a)	226,082	1,116,845
St. Jude Medical, Inc.(a)(b)	323,400	14,064,666
Thoratec Corp.(a)	295,300	7,751,625

		292,763,756

Pharmaceuticals — 28.8%
Abbott Laboratories	324,400	18,678,952
Alexion Pharmaceuticals, Inc.(a)(b)	581,600	22,856,880
AmerisourceBergen Corp.	313,500	11,803,275
Aryx Therapeutics, Inc.(a)	122,000	746,640
Auxilium Pharmaceuticals, Inc.(a)	524,400	16,990,560
BioMarin Pharmaceutical, Inc.(a)(b)	564,264	14,947,354
Bristol-Myers Squibb Co.	596,500	12,437,025
Celgene Corp.(a)	407,837	25,807,925
Eli Lilly & Co.	193,600	8,524,208
Genentech, Inc.(a)	477,200	42,318,096
Genzyme Corp.(a)	625,000	50,556,250
Gilead Sciences, Inc.(a)	640,100	29,175,758
Incyte Corp.(a)	171,300	1,310,445
Merck & Co., Inc.	621,000	19,598,760
Nanosphere, Inc.(a)	79,600	678,988
Pfizer, Inc.	716,100	13,204,884
Poniard Pharmaceuticals, Inc.(a)(b)	401,100	1,712,697
Rigel Pharmaceuticals, Inc.(a)	297,900	6,955,965
United Therapeutics Corp.(a)	111,300	11,705,421
Vertex Pharmaceuticals, Inc.(a)	397,000	13,196,280
Wyeth	146,702	5,419,172

		328,625,535

Retail Merchandising — 2.7%
CVS Caremark Corp.	910,900	30,660,894

		888,829,353

Total Common Stocks (Cost — $930,973,186) — 89.0%		1,016,622,640

	Beneficial Interest/ Par/Shares (000)
Short-Term Securities
BlackRock Liquidity Series, LLC Money Market Series, 2.66%(c)(d)(e)	$78,162	78,162,100
BlackRock TempFund, 2.92%(c)(e)	30,000	30,000,000
Federal Home Loan Bank, Discount Notes,
0.10%, 10/01/08(f)	15,400	15,400,000
2.10%, 10/06/08(f)	24,000	23,993,000
0.75%, 10/09/08(f)	20,900	20,896,517
0.40%, 10/16/08(f)	18,700	18,696,883
2.39%, 10/17/08(f)	4,900	4,894,860
TCW Money Market Fund, 2.41%(e)	45,007	45,007,334

Total Short-Term Securities (Cost — $237,050,694) — 20.8%		237,050,694

Total Investments (Cost — $1,168,023,880*) — 109.8%		1,253,673,334
Liabilities in Excess of Other Assets — (9.8)%		(111,749,480)

Net Assets — 100.0%		$1,141,923,854

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,166,245,692

Gross unrealized appreciation	$106,167,326
Gross unrealized depreciation	(18,739,684)

Net unrealized appreciation	$87,427,642

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Series, LLC Money Market Series	$78,162,100	$801,661
BlackRock TempFund	$30,000,000	$25,984

See Notes to Financial Statements.
	ANNUAL REPORT	SEPTEMBER 30, 2008	19

Schedule of Investments (concluded)	Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

(d)	Security purchased with the cash proceeds from securities loans.

(e)	Represents current yield as of report date.

(f)	The rate shown is the effective yield on the discount notes at the time of purchase.

•	Foreign currency exchange contracts as of September 30, 2008 were as follows:

Currency Purchased	Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
CHF 17,799,000	USD	17,424,475	10/23/08	$(1,546,729)
USD 65,213,140	CHF	67,328,400	10/23/08	5,152,284
USD 15,718,687	EUR	10,084,500	10/23/08	1,487,125

Total				$5,092,680

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.
20	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Canada — 0.1%
Entertainment & Leisure — 0.1%
Lions Gate Entertainment Corp.(a)	169,900	$1,532,498

Netherlands — 1.1%
Medical & Medical Services — 1.1%
Qiagen NV(a)	586,600	11,573,618

Panama — 0.5%
Oil & Gas — 0.5%
Willbros Group, Inc.(b)	188,000	4,982,000

United States — 85.8%
Advertising — 0.3%
Monster Worldwide, Inc.(a)	241,800	3,605,238

Aerospace — 1.8%
Alliant Techsystems, Inc.(a)	67,700	6,359,738
Curtiss-Wright Corp.	112,200	5,099,490
Orbital Sciences Corp.(a)	338,700	8,118,639

		19,577,867

Air Transportation — 0.5%
Airtran Holdings, Inc.(a)	1,219,100	2,962,413
Delta Air Lines, Inc.(a)	378,400	2,819,080

		5,781,493

Banks — 6.1%
Bank of Hawaii Corp.	77,400	4,137,030
BB&T Corp.(b)	195,300	7,382,340
City National Corp.	149,900	8,139,570
Commerce Bancshares, Inc.	56,200	2,607,680
First Horizon National Corp.(b)	340,425	3,234,036
Greenhill & Co., Inc.(b)	56,300	4,152,125
Hudson City Bancorp, Inc.	227,500	4,197,375
Marshall & IIsley Corp.	201,000	4,050,150
Northern Trust Corp.	72,400	5,227,280
PacWest Bancorp	172,000	4,917,480
People’s United Financial, Inc.	105,900	2,038,575
Signature Bank(a)	100,600	3,508,928
SVB Financial Group(a)	49,200	2,849,664
UMB Financial Corp.	91,100	4,784,572
Zions Bancorp(b)	100,600	3,893,220

		65,120,025

Beverages & Bottling — 0.9%
Dr. Pepper Snapple Group, Inc.(a)	186,200	4,930,576
Pepsi Bottling Group, Inc.	155,100	4,524,267

		9,454,843

Business Services — 4.1%
Apollo Group, Inc. - Class A(a)	87,300	5,176,890
The Dun & Bradstreet Corp.	97,000	9,152,920
Fluor Corp.	49,300	2,746,010
FTI Consulting, Inc.(a)(b)	118,600	8,567,664
Iron Mountain, Inc.(a)	198,200	4,838,062
ITT Educational Services, Inc.(a)	69,700	5,639,427
Robert Half International, Inc.	214,400	5,306,400
SAIC, Inc.(a)	117,600	2,379,048

		43,806,421

Chemicals — 0.6%
Celanese Corp. - Series A	219,700	6,131,827

Computer & Office Equipment — 0.3%
Western Digital Corp.(a)	173,900	3,707,548

Computer Software & Services — 5.3%
Ariba, Inc.(a)	389,200	5,499,396
BMC Software, Inc.(a)	206,100	5,900,643
Citrix Systems, Inc.(a)	145,400	3,672,804
Digital River, Inc.(a)	105,800	3,427,920
McAfee, Inc.(a)	215,100	7,304,796
Quest Software, Inc.(a)	444,500	5,640,705
Salesforce.com, Inc.(a)	130,500	6,316,200
Sybase, Inc.(a)(b)	193,500	5,924,970
SYNNEX Corp.(a)	108,100	2,414,954
TIBCO Software, Inc.(a)	546,000	3,996,720
VeriSign, Inc.(a)	249,000	6,493,920

		56,593,028

Construction — 1.7%
Jacobs Engineering Group, Inc.(a)	50,500	2,742,655
Lennar Corp. - Class A	260,900	3,963,071
Masco Corp.	319,200	5,726,448
Toll Brothers, Inc.(a)	211,100	5,326,053

		17,758,227

Containers — 1.2%
Crown Holdings, Inc.(a)	260,200	5,779,042
Pactiv Corp.(a)	274,400	6,813,352

		12,592,394

Electronics — 1.8%
Amphenol Corp.(b)	109,100	4,379,274
GrafTech International Ltd.(a)	432,400	6,533,564
Jabil Circuit, Inc.	323,700	3,088,098
Molex, Inc.	225,500	5,062,475

		19,063,411

Energy & Utilities — 5.2%
Airgas, Inc.	163,100	8,097,915
DPL, Inc.	221,800	5,500,640
International Coal Group, Inc.(a)(b)	572,600	3,573,024
Northeast Utilities	250,800	6,433,020
NSTAR	105,500	3,534,250
Pepco Holdings, Inc.	243,500	5,578,585
Questar Corp.	119,800	4,902,216
Thomas & Betts Corp.(a)	72,400	2,828,668
Wisconsin Energy Corp.	163,300	7,332,170
Xcel Energy, Inc.	370,300	7,402,297

		55,182,785

Entertainment & Leisure — 1.5%
Gaylord Entertainment Co.(a)(b)	108,000	3,171,960
Liberty Media Corp. - Entertainment - Series A(a)	321,300	8,022,861
WMS Industries, Inc.(a)	154,700	4,729,179

		15,924,000

Finance — 1.3%
Invesco Ltd.	299,900	6,291,902
Knight Capital Group, Inc. - Class A(a)	153,000	2,273,580
NASDAQ Stock Market, Inc.(a)	181,400	5,545,398

		14,110,880

Food & Agriculture — 3.1%
Dean Foods Co.(a)	225,900	5,277,024
Flowers Foods, Inc.(b)	195,600	5,742,816
McCormick & Co., Inc.	136,600	5,252,270

See Notes to Financial Statements.
ANNUAL REPORT	SEPTEMBER 30, 2008	21

Schedule of Investments (continued)	U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (continued)
Food & Agriculture (concluded)
Ralcorp Holdings, Inc.(a)	85,900	$5,790,519
TreeHouse Foods, Inc.(a)	250,300	7,433,910
Tyson Foods, Inc. - Class A	295,800	3,531,852

		33,028,391

Insurance — 4.8%
Aon Corp.	151,400	6,806,944
Assurant, Inc.	68,200	3,751,000
AXIS Capital Holdings Ltd.	131,400	4,166,694
The Hanover Insurance Group, Inc.	96,700	4,401,784
ProAssurance Corp.(a)	6,200	347,200
Reinsurance Group of America, Inc.	137,100	7,403,400
RenaissanceRe Holdings Ltd.	81,900	4,258,800
Solera Holdings, Inc.(a)	181,900	5,224,168
Torchmark Corp.	106,100	6,344,780
Unum Group	334,800	8,403,480

		51,108,250

Machinery & Heavy Equipment — 1.5%
Joy Global, Inc.	87,800	3,963,292
Lufkin Industries, Inc.	97,500	7,736,625
The Manitowoc Co., Inc.	147,800	2,298,290
Terex Corp.(a)	84,500	2,578,940

		16,577,147

Manufacturing — 3.2%
Black & Decker Corp.	26,000	1,579,500
Guess?, Inc.(b)	177,500	6,175,225
Iconix Brand Group, Inc.(a)	198,400	2,595,072
Jakks Pacific, Inc.(a)	123,100	3,066,421
Timken Co.	106,400	3,016,440
VF Corp.	74,700	5,775,057
Watson Wyatt Worldwide, Inc. - Class A	187,100	9,304,483
Whirlpool Corp.	33,400	2,648,286

		34,160,484

Medical & Medical Services — 2.8%
DaVita, Inc.(a)	239,900	13,676,699
Express Scripts, Inc.(a)	151,900	11,213,258
Quest Diagnostics, Inc.	103,700	5,358,179

		30,248,136

Medical Instruments & Supplies — 3.1%
Beckman Coulter, Inc.	156,700	11,124,133
Becton, Dickinson & Co.	96,600	7,753,116
Charles River Laboratories International, Inc.(a)	26,100	1,449,333
Immucor, Inc.(a)	217,800	6,960,888
Thoratec Corp.(a)	240,800	6,321,000

		33,608,470

Metal & Mining — 3.1%
Arch Coal, Inc.	221,800	7,295,002
Century Aluminum Co.(a)	156,600	4,336,254
Foundation Coal Holdings, Inc.	94,800	3,372,984
Kinross Gold Corp.	429,000	6,915,480
Royal Gold, Inc.	196,200	7,055,352
United States Steel Corp.	54,100	4,198,701

		33,173,773

Oil & Gas — 6.6%
AGL Resources, Inc.	128,600	4,035,467
Atwood Oceanics, Inc.(a)	87,900	3,199,560
Bill Barrett Corp.(a)	108,058	3,469,742
BJ Services Co.	211,900	4,053,647
Chesapeake Energy Corp.	163,500	5,863,110
Forest Oil Corp.(a)	90,000	4,464,000
Gulf Island Fabrication, Inc.	122,900	4,236,363
Helmerich & Payne, Inc.	68,600	2,962,834
Mariner Energy, Inc.(a)	154,900	3,175,450
Newfield Exploration Co.(a)	172,000	5,502,280
Noble Energy, Inc.	90,500	5,030,895
Oil States International, Inc.(a)	126,300	4,464,705
PetroHawk Energy Corp.(a)	334,200	7,228,746
Pioneer Natural Resources Co.	84,900	4,438,572
Pride International, Inc.(a)	175,000	5,181,750
Suburban Propane Partners LP	85,800	2,881,164

		70,188,285

Paper & Forest Products — 0.7%
Louisiana-Pacific Corp.	325,400	3,026,220
Rayonier, Inc.	98,900	4,682,915

		7,709,135

Personal Services — 0.5%
Life Time Fitness, Inc.(a)(b)	180,500	5,644,235

Pharmaceuticals — 2.4%
AmerisourceBergen Corp.	348,900	13,136,085
Auxilium Pharmaceuticals, Inc.(a)	120,200	3,894,480
Celgene Corp.(a)	47,545	3,008,648
Vertex Pharmaceuticals, Inc.(a)	181,000	6,016,440

		26,055,653

Publishing & Printing — 0.6%
Marvel Entertainment, Inc.(a)	61,000	2,082,540
Valassis Communications, Inc.(a)	536,400	4,645,224

		6,727,764

Railroad & Shipping — 0.9%
Genesee & Wyoming, Inc. - Class A(a)	127,600	4,787,552
Kansas City Southern(a)(b)	118,900	5,274,404

		10,061,956

Real Estate — 4.4%
AvalonBay Communities, Inc. (REIT)(b)	85,700	8,434,594
Boston Properties, Inc. (REIT)	63,400	5,938,044
Health Care, Inc. (REIT)	114,100	6,073,543
The Macerich Co. (REIT)	76,000	4,837,400
Plum Creek Timber Co., Inc. (REIT)	136,900	6,825,834
Taubman Centers, Inc. (REIT)	123,200	6,160,000
Ventas, Inc. (REIT)	68,700	3,395,154
Washington Real Estate Investment Trust (REIT)(b)	135,700	4,970,691

		46,635,260

Restaurants — 1.4%
Burger King Holdings, Inc.	256,200	6,292,272
Darden Restaurants, Inc.	201,600	5,771,808
Darling International, Inc.(a)	295,100	3,278,561

		15,342,641

Retail Merchandising — 3.9%
Asbury Automotive Group, Inc.	233,700	2,692,224

See Notes to Financial Statements.
22	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (concluded)	U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (concluded)
Retail Merchandising (concluded)
Casey’s General Stores, Inc.	153,600	$4,634,112
Gymboree Corp.(a)	107,500	3,816,250
Hanesbrands, Inc.(a)(b)	181,300	3,943,275
Jarden Corp.(a)	244,500	5,733,525
Nordstrom, Inc.	207,200	5,971,504
Penske Auto Group, Inc.	285,200	3,271,244
Ross Stores, Inc.	242,400	8,922,744
Saks, Inc.(a)(b)	345,500	3,195,875

		42,180,753

Security Brokers & Dealers — 0.6%
Waddell & Reed Financial, Inc. - Class A	241,800	5,984,550

Semiconductors & Related Devices — 3.5%
Altera Corp.	313,200	6,476,976
Analog Devices, Inc.	210,300	5,541,405
Cavium Networks, Inc.(a)	44,200	622,336
Hittite Microwave Corp.(a)	152,200	5,113,920
Netlogic Microsystems, Inc.(a)(b)	172,200	5,207,328
ON Semiconductor Corp.(a)	565,000	3,819,400
PMC-Sierra, Inc.(a)(b)	836,100	6,203,862
Varian Semiconductor Equipment Associates, Inc.(a)	171,200	4,300,544

		37,285,771

Telecommunications — 2.8%
American Tower Corp. - Class A(a)	143,400	5,158,098
Ciena Corp.(a)	110,500	1,113,840
Harris Corp.	129,400	5,978,280
JDS Uniphase Corp.(a)	266,800	2,257,128
SBA Communications Corp.(a)(b)	211,200	5,463,744
Syniverse Holdings, Inc.(a)	226,200	3,757,182
Tekelec(a)	424,000	5,931,760

		29,660,032

Textiles — 0.2%
Mohawk Industries, Inc.(a)(b)	33,100	2,230,609

Tires & Rubber — 0.5%
The Goodyear Tire & Rubber Co.(a)	320,100	4,900,731

Transportation — 1.9%
Knight Transportation, Inc.(b)	380,500	6,457,085
Landstar System, Inc.	128,600	5,666,116
Werner Enterprises, Inc.	358,700	7,787,377

		19,910,578

Waste Management — 0.7%
Republic Services, Inc.	248,600	7,453,028

		918,285,619

Total Common Stocks (Cost — $1,007,559,117) — 87.5%		936,373,735

	Beneficial Interest/ Par/Shares (000)	Value
Short-Term Securities
BlackRock Liquidity Series, LLC Money Market Series, 2.66%(c)(d)(e)	$79,362	$79,361,500
BlackRock TempFund, 2.92%(c)(e)	30,000	30,000,000
Federal Home Loan Bank, Discount Notes,
0.10%, 10/01/08(f)	3,500	3,500,000
2.10%, 10/06/08(f)	20,000	19,994,167
0.75%, 10/09/08(f)	3,800	3,799,367
2.25%, 10/17/08(f)	37,300	37,262,700
2.36%, 10/17/08(f)	100	99,895
TCW Money Market Fund, 2.41%(e)	36,252	36,252,313

Total Short-Term Securities (Cost — $ 210,269,942) — 19.7%		210,269,942

Total Investments (Cost — $1,217,829,059*) — 107.2%		1,146,643,677
Liabilities in Excess of Other Assets — (7.2)%		(76,519,407)

Net Assets — 100.0%		$1,070,124,270

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,219,165,411

Gross unrealized appreciation	$23,605,796
Gross unrealized depreciation	(96,127,530)

Net unrealized depreciation	$(72,521,734)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Series, LLC Money Market Series	$79,361,500	$768,758
BlackRock TempFund	$30,000,000	$25,984

(d)	Security purchased with the cash proceeds from securities loans.

(e)	Represents current yield as of report date.

(f)	The rate shown is the effective yield on the discount notes at the time of purchase.

•	Cash of $4,750,000 pledged as collateral in connection with open financial futures contracts.

Financial futures contracts as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation
1,118	Russell ICE MINI	December 2008	$75,968,100	$(2,552,732)

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.
ANNUAL REPORT	SEPTEMBER 30, 2008	23

Schedule of Investments September 30, 2008	Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Australia — 2.0%
Beverages & Bottling — 0.6%
Foster’s Group Ltd.	126,300	$564,283

Metal & Mining — 0.4%
BHP Billiton Ltd. - ADR	8,600	447,114

Oil & Gas — 0.5%
Santos Ltd.	30,800	471,281

Oil & Gas Field Exploration Services — 0.5%
Woodside Petroleum Ltd.	11,500	464,036

		1,946,714

Belgium — 0.7%
Telecommunications — 0.7%
Belgacom SA	18,900	712,082

Bermuda — 1.0%
Medical & Medical Services — 0.5%
Covidien Ltd.	9,800	526,848

Oil & Gas — 0.5%
Seadrill Ltd. - ADR	23,700	491,020

		1,017,868

Brazil — 1.5%
Banks — 1.0%
Banco Bradesco SA	5,400	86,940
Banco Industrial e Comercial SA	59,800	199,553
Banco Itau Holding Financeira SA	5,400	94,500
BM&FBOVESPA SA	22,643	99,715
Unibanco SA - GDR	4,900	494,508

		975,216

Energy & Utilities — 0.5%
Companhia Energetica de Minas Gerais - CEMIG - ADR	25,049	494,467

		1,469,683

Canada — 3.2%
Banks — 0.5%
Royal Bank of Canada	5,100	242,001
Toronto-Dominion Bank - ADR	5,000	301,057

		543,058

Metal & Mining — 1.3%
Goldcorp, Inc.	25,500	801,959
Kinross Gold Corp.	27,900	448,026

		1,249,985

Oil & Gas — 0.8%
EnCana Corp.	8,100	517,243
Nexen, Inc.	11,600	269,223

		786,466

Retail Merchandising — 0.6%
Shoppers Drug Mart Corp.	11,400	550,049

		3,129,558

Chile — 0.2%
Banks — 0.2%
Banco Santander Chile SA - ADR	4,100	175,439

China — 1.2%
Banks — 0.6%
China Construction Bank Corp. - Class H - ADR	951,600	634,971

Computer Software & Services — 0.6%
Sina Corp.(a)	15,900	559,680

		1,194,651

Denmark — 0.4%
Energy & Utilities — 0.4%
Vestas Wind Systems A/S	4,500	392,782

Finland — 0.5%
Retail Merchandising — 0.5%
Kesko Oyj - Series B	20,000	511,698

France — 3.7%
Banks — 0.4%
BNP Paribas SA	2,600	248,189
Societe Generale	2,100	188,642

		436,831

Beverages & Bottling — 0.6%
LVMH Moet Hennessy Louis Vuitton SA	7,000	614,554

Entertainment & Leisure — 0.3%
Vivendi Universal SA	9,100	285,291

Insurance — 0.4%
AXA SA	11,200	366,624

Oil & Gas — 0.9%
Total SA	14,000	850,497

Real Estate — 0.3%
Mercialys SA (REIT)	1,200	51,026
Societe Immobiliere de Location pour l’Industrie etle Commerce (REIT)	800	98,930
Unibail-Rodamco (REIT)	500	101,165

		251,121

Retail Merchandising — 0.3%
PPR	3,600	322,119

Telecommunications — 0.5%
France Telecom SA	17,900	502,087

		3,629,124

Germany — 2.9%
Insurance — 0.4%
Allianz AG	1,400	191,937
Muenchener Rueckversicherungs-Gesellschaft AG	1,400	211,182

		403,119

Manufacturing — 0.7%
Adidas AG	12,100	646,377

Medical Instruments & Supplies — 0.6%
Fresenius Medical Care AG & Co. KGaA	11,800	610,843

Oil & Gas — 0.5%
Linde AG	4,700	501,892

Security Brokers & Dealers — 0.3%
Deutsche Boerse AG	3,300	301,984

See Notes to Financial Statements.
24	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Germany (concluded)
Soaps & Cosmetics — 0.4%
Beiersdorf AG	5,900	$372,917

		2,837,132

Hong Kong — 1.7%
Banks — 0.8%
Industrial & Commercial Bank of China - Class H - ADR	1,110,900	671,423
Industrial and Commercial Bank of China (Asia) Ltd.	75,400	137,239

		808,662

Entertainment & Leisure — 0.4%
The Hongkong & Shanghai Hotels Ltd.	419,500	410,155

Real Estate — 0.5%
Kerry Properties Ltd.	92,400	299,474
New World Development Co. Ltd.	150,700	167,841

		467,315

		1,686,132

Italy — 0.7%
Banks — 0.2%
Intesa Sanpaolo SpA	34,600	190,285

Food & Agriculture — 0.5%
Parmalat SpA	209,500	494,511

		684,796

Japan — 4.3%
Banks — 0.5%
Gunma Bank Ltd.	58,000	330,740
Mizuho Financial Group, Inc.	40	174,926

		505,666

Business Services — 0.6%
Benesse Corp.	14,100	575,905

Computer Software & Services — 0.8%
Nintendo Co. Ltd.	1,800	763,513

Energy & Utilities — 0.4%
Kurita Water Industries Ltd.	17,200	402,856

Food & Agriculture — 0.4%
Toyo Suisan Kaisha Ltd.	14,100	357,449

Manufacturing — 0.7%
Daihatsu Motor Co. Ltd.	31,000	339,149
Mitsubishi Electric Corp.	60,000	404,824

		743,973

Retail Merchandising — 0.3%
ITOCHU Corp.	45,300	272,895

Transportation — 0.6%
Yamato Holdings Co. Ltd.	50,700	567,848

		4,190,105

Luxembourg — 1.0%
Electronics — 0.4%
ArcelorMittal	7,900	399,863

Manufacturing — 0.6%
Tenaris SA - ADR	14,200	529,518

		929,381

Malaysia — 1.0%
Banks — 0.4%
Alliance Financial Group Bhd	512,400	372,311

Telecommunications — 0.6%
Telekom Malaysia Bhd	242,000	232,350
TM International Bhd	242,000	396,315

		628,665

		1,000,976

Mexico — 0.5%
Beverages & Bottling — 0.5%
Fomento Economico Mexicano S.A.B. de C.V. - ADR	12,700	484,378

Netherlands — 0.7%
Beverages & Bottling — 0.5%
Heineken Holding NV	13,500	529,992

Real Estate — 0.2%
Corio NV (REIT)	2,100	149,200

		679,192

Norway — 0.5%
Oil & Gas — 0.5%
Norsk Hydro ASA	73,800	499,273

Papua New Guinea — 0.6%
Oil & Gas — 0.6%
Oil Search Ltd.	120,600	539,720

Russia — 0.4%
Oil & Gas Field Exploration Services — 0.4%
Surgutneftegaz - ADR	80,000	424,000

Singapore — 1.1%
Air Transportation — 0.5%
Singapore Airlines Ltd.	50,700	509,327

Banks — 0.6%
United Overseas Bank Ltd.	44,400	530,794

		1,040,121

South Africa — 0.8%
Telecommunications — 0.8%
Naspers Ltd. - N Shares	36,800	726,850

South Korea — 1.0%
Electronics — 1.0%
LG Electronics, Inc.	4,000	370,115
Samsung Electronics Co. Ltd.	1,400	641,555

		1,011,670

Spain — 0.9%
Banks — 0.5%
Banco Bilbao Vizcaya Argentaria SA	11,800	190,814
Banco Santander SA	22,200	332,873

		523,687

Retail Merchandising — 0.4%
Inditex SA	8,700	368,129

		891,816

Sweden — 0.4%
Banks — 0.4%
Nordea Bank AB	28,600	341,454

See Notes to Finanacial Statements.
	ANNUAL REPORT	SEPTEMBER 30, 2008	25

Schedule of Investments (continued)	Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Switzerland — 3.9%
Banks — 0.7%
Julius Baer Holding AG	13,300	$661,415

Finance — 0.4%
Credit Suisse Group AG - ADR	3,700	172,797
UBS AG(a)	10,200	174,343

		347,140

Food & Agriculture — 0.9%
Nestle SA	21,400	924,855

Insurance — 0.5%
ACE Ltd.	8,900	481,757

Pharmaceuticals — 1.4%
Novartis AG - ADR	11,400	602,376
Roche Holding AG	5,100	798,364

		1,400,740

		3,815,907

Taiwan — 2.5%
Computer & Office Equipment — 1.0%
ASUSTeK Computer, Inc.	270,965	536,276
HTC Corp.	30,810	478,211

		1,014,487

Electronics — 0.4%
Hon Hai Precision Industry Co. Ltd.	97,980	350,934

Semiconductors & Related Devices — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	55,600	520,972

Telecommunications — 0.6%
Taiwan Mobile Co. Ltd.	368,619	590,850

		2,477,243

Thailand — 0.4%
Banks — 0.4%
Bangkok Bank Public Co. Ltd - ADR	118,900	364,285

United Kingdom — 5.8%
Banks — 1.0%
Barclays Plc	22,200	131,899
HSBC Holdings Plc	44,700	723,165
Royal Bank of Scotland Group Plc	—	1
Standard Chartered Plc	5,500	135,330

		990,395

Construction — 0.6%
AMEC Plc	46,700	535,664

Energy & Utilities — 1.4%
British Energy Group Plc	68,900	936,261
International Power Plc	67,300	435,475

		1,371,736

Food & Agriculture — 0.9%
Unilever Plc	33,200	902,732

Government — 0.4%
WPP Group Plc	45,000	363,983

Insurance — 0.2%
Prudential Plc	24,100	219,743

Tobacco — 0.6%
Imperial Tobacco Group Plc	18,700	600,281

Transportation — 0.7%
Arriva Plc	56,500	701,523

		5,686,057

United States — 44.8%
Air Transportation — 0.4%
Delta Air Lines, Inc.(a)	48,700	362,815

Banks — 5.7%
Bank of America Corp.	28,100	983,500
BB&T Corp.	18,100	684,180
Citigroup, Inc.	30,400	623,504
Commerce Bancshares, Inc.	5,400	250,560
Hudson City Bancorp, Inc.	16,100	297,045
JPMorgan Chase & Co.	17,600	821,920
Northern Trust Corp.	3,000	216,600
U.S. Bancorp	16,900	608,738
UMB Financial Corp.	6,500	341,380
Wells Fargo & Co.	21,200	795,636

		5,623,063

Business Services — 0.4%
FTI Consulting, Inc.(a)	5,500	397,320

Chemicals — 0.5%
Celanese Corp. - Series A	17,900	499,589

Computer & Office Equipment — 2.3%
Cisco Systems, Inc.(a)	33,000	744,480
Hewlett-Packard Co.	15,800	730,592
International Business Machines Corp.	6,500	760,240

		2,235,312

Computer Software & Services — 1.4%
Microsoft Corp.	26,700	712,623
Oracle Corp.(a)	34,500	700,695

		1,413,318

Electronics — 1.5%
GrafTech International Ltd.(a)	26,100	394,371
Intel Corp.	40,700	762,311
IntercontinentalExchange, Inc.(a)	3,900	314,652

		1,471,334

Energy & Utilities — 1.3%
American Electric Power Co., Inc.	14,800	548,044
FPL Group, Inc.	6,900	347,070
Public Service Enterprise Group, Inc.	11,200	367,248

		1,262,362

Entertainment & Leisure — 0.6%
The Walt Disney Co.	19,500	598,455

Finance — 1.1%
The Charles Schwab Corp.	14,400	374,400
NASDAQ Stock Market, Inc.(a)	12,900	394,353
T. Rowe Price Group, Inc.	5,900	316,889

		1,085,642

Food & Agriculture — 1.9%
Kellogg Co.	7,400	415,140
Ralcorp Holdings, Inc.(a)	9,400	633,654
TreeHouse Foods, Inc.(a)	27,300	810,810

		1,859,604

See Notes to Financial Statements.
26	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (concluded)
Insurance — 2.2%
Aon Corp.	12,400	$557,504
Reinsurance Group of America, Inc.	13,300	718,200
The Travelers Cos., Inc.	9,400	424,880
Willis Group Holdings Ltd.	13,400	432,284

		2,132,868

Machinery & Heavy Equipment — 0.2%
Joy Global, Inc.	3,700	167,018

Manufacturing — 1.2%
Corning, Inc.	15,200	237,728
NIKE, Inc. - Class B	14,500	970,050

		1,207,778

Medical & Medical Services — 3.2%
Amgen, Inc.(a)	25,500	1,511,385
Baxter International, Inc.	18,000	1,181,340
Medco Health Solutions, Inc.(a)	10,500	472,500

		3,165,225

Medical Instruments & Supplies — 5.0%
Alcon, Inc.	4,100	662,191
Becton, Dickinson & Co.	21,800	1,749,668
Johnson & Johnson	18,200	1,260,896
Medtronic, Inc.(b)	25,100	1,257,510

		4,930,265

Metal & Mining — 2.5%
Arch Coal, Inc.	16,600	545,974
Freeport-McMoRan Copper & Gold, Inc.	12,000	682,200
Peabody Energy Corp.	18,000	810,000
United States Steel Corp.	4,700	364,767

		2,402,941

Oil & Gas — 3.9%
BJ Services Co.	20,100	384,513
Chesapeake Energy Corp.	11,300	405,218
Chevron Corp.	5,800	478,384
Forest Oil Corp.(a)	8,200	406,720
Halliburton Co.	9,900	320,661
Helmerich & Payne, Inc.	8,000	345,520
Newfield Exploration Co.(a)	7,500	239,925
PetroHawk Energy Corp.(a)	20,600	445,578
Pioneer Natural Resources Co.	6,300	329,364
Pride International, Inc.(a)	14,800	438,228

		3,794,111

Paper & Forest Products — 0.5%
Weyerhaeuser Co.	7,600	460,408

Pharmaceuticals — 2.7%
Genentech, Inc.(a)	14,500	1,285,860
Genzyme Corp.(a)	9,400	760,366
Pfizer, Inc.	32,700	602,988

		2,649,214

Railroad & Shipping — 0.4%
Genesee & Wyoming, Inc. - Class A(a)	10,400	390,208

Real Estate — 1.4%
AMB Property Corp. (REIT)	5,900	267,270
AvalonBay Communities, Inc. (REIT)	5,900	580,678
Boston Properties, Inc. (REIT)	2,500	234,150
Simon Property Group, Inc. (REIT)	2,500	242,500

		1,324,598

Restaurants — 0.8%
Darling International, Inc.(a)	30,300	336,633
Yum! Brands, Inc.	12,800	417,408

		754,041

Retail Merchandising — 1.4%
CVS Caremark Corp.	13,000	437,580
Kohl’s Corp.(a)	9,400	433,152
Wal-Mart Stores, Inc.	9,100	544,999

		1,415,731

Semiconductors & Related Devices — 0.5%
Analog Devices, Inc.	19,400	511,190

Soaps & Cosmetics — 0.8%
Procter & Gamble Co.	11,300	787,497

Telecommunications — 1.0%
QUALCOMM, Inc.(b)	17,300	743,381
Research In Motion Ltd.(a)	3,500	239,050

		982,431

		43,884,338

Total Common Stocks
(Cost — $98,156,345) — 90.3%		88,374,425

	Par/Shares (000)
Short-Term Securities
Federal Home Loan Bank, Discount Notes,
2.10%, 10/06/08(c)	$4,800	4,798,492
2.19%, 10/17/08(c)	1,400	1,398,581
2.36%, 10/17/08(c)	1,900	1,898,007
TCW Money Market Fund, 2.41%(d)	82	81,916

Total Short-Term Securities
(Cost — $8,176,996) — 8.3%		8,176,996

Total Investments (Cost — $106,333,341*) — 98.6%		96,551,421
Other Assets in Excess of Liabilities — 1.4%		1,341,669

Net Assets — 100.0%		$97,893,090

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$107,105,862

Gross unrealized appreciation	$1,943,588
Gross unrealized depreciation	(12,498,029)

Net unrealized depreciation	$(10,554,441)

(a)	Non-income producing security.

(b)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(c)	The rate shown is the effective yield on the discount notes at the time of purchase.

(d)	Represents current yield as of report date.

See Notes to Financial Statements.
ANNUAL REPORT	SEPTEMBER 30, 2008	27

Schedule of Investments (concluded)	Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

•	Foreign currency exchange contracts as of September 30, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
USD	332,734	DKK	1,721,000	10/01/08	$8,017
NOK	178,000	USD	30,871	10/01/08	(573)
USD	219,664	EUR	156,000	10/02/08	47
USD	1,106,790	JPY	116,058,000	10/02/08	15,558
USD	1,779	GBP	1,000	10/02/08	1
USD	4,235,240	AUD	4,891,000	10/23/08	372,528
USD	2,885,494	CAD	3,001,000	10/23/08	61,660
USD	434,467	DKK	2,049,100	10/23/08	46,823
USD	1,126,632	NOK	6,119,700	10/23/08	86,607
USD	1,081,945	JPY	116,061,000	10/23/08	(13,562)
USD	980,597	HKD	7,639,000	10/23/08	(3,647)
USD	571,830	SGD	780,000	10/23/08	28,497
USD	8,079,119	EUR	5,490,500	10/23/08	330,755
USD	1,708,236	CHF	1,834,000	10/23/08	72,200
USD	3,816,627	GBP	2,057,000	10/23/08	152,451
USD	23,767	ZAR	195,000	10/23/08	355
AUD	4,450,000	USD	4,029,040	10/23/08	(514,612)
CAD	3,947,600	USD	3,838,340	10/23/08	(123,789)
CHF	2,212,400	USD	2,123,338	10/23/08	(149,749)
DKK	1,721,000	USD	332,945	10/23/08	(7,371)
EUR	7,838,000	USD	12,176,795	10/23/08	(1,115,564)
GBP	3,547,200	USD	6,779,969	10/23/08	(461,726)
HKD	18,918,000	USD	2,428,205	10/23/08	9,276
JPY	651,610,100	USD	6,125,222	10/23/08	25,364
NOK	3,298,000	USD	607,630	10/23/08	(47,144)
PLN	1,000,800	USD	487,419	10/23/08	(72,500)
SEK	5,379,000	USD	896,380	10/23/08	(118,933)
SGD	8,000	USD	5,593	10/23/08	(20)

Total					$(1,419,051)

•	Financial futures contracts sold as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation
10	DAX Index	December 2008	$2,072,276	$(95,227)
19	NIKKEI 225	December 2008	$2,022,284	(125,663)
22	FTSE 100 Index	December 2008	$1,945,065	(97,820)

Total				$(318,710)

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.
28	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	International Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Australia — 1.4%
Metal & Mining — 0.4%
BHP Billiton Ltd. - ADR(a)	111,900	$5,817,681

Oil & Gas — 0.5%
Santos Ltd.	408,800	6,255,191

Oil & Gas Field Exploration Services — 0.5%
Woodside Petroleum Ltd.	144,300	5,822,641

		17,895,513

Belgium — 0.6%
Banks — 0.3%
KBC Groep NV	44,100	3,836,317

Metal & Mining — 0.3%
Umicore	125,880	3,887,425

		7,723,742

Bermuda — 0.5%
Oil & Gas — 0.5%
Seadrill Ltd. - ADR	316,500	6,557,294

Brazil — 2.4%
Banks — 1.1%
Banco Bradesco SA - ADR	371,300	5,921,990
Banco Industrial e Comercial SA	931,100	3,107,092
Banco Itau Holding Financeira SA -ADR	170,400	2,820,748
BM&FBOVESPA SA	422,700	1,861,488

		13,711,318

Energy & Utilities — 0.9%
Companhia Energetica de Minas Gerais - CEMIG - ADR(b)	562,764	11,108,961

Telecommunications — 0.4%
Tele Norte Leste Participacoes SA - ADR	285,000	4,976,100

		29,796,379

Canada — 6.2%
Banks — 0.6%
Bank of Nova Scotia	83,300	3,757,012
Toronto-Dominion Bank - ADR	64,900	3,907,721

		7,664,733

Metal & Mining — 1.6%
Goldcorp, Inc.	330,400	10,390,874
Kinross Gold Corp.	570,300	9,158,024

		19,548,898

Oil & Gas — 3.4%
Canadian Natural Resources Ltd.	122,200	8,382,053
EnCana Corp.	186,200	11,890,207
Husky Energy, Inc.	241,500	10,029,880
Nexen, Inc.	158,600	3,680,921
Suncor Energy, Inc.	186,200	7,698,191

		41,681,252

Retail Merchandising — 0.6%
Shoppers Drug Mart Corp.	153,700	7,416,016

		76,310,899

Chile — 0.3%
Banks — 0.3%
Banco Santander Chile SA - ADR	92,800	3,970,912

China — 0.7%
Banks — 0.7%
China Construction Bank Corp. - Class H - ADR	12,313,700	8,216,519

Retail Merchandising — 0.0%
Hongguo International Holdings Ltd.	4,746,757	690,221

		8,906,740

Czech Republic — 0.3%
Banks — 0.3%
Komercni Banka AS	17,400	3,931,549

Denmark — 0.9%
Energy & Utilities — 0.4%
Vestas Wind Systems AS	57,700	5,036,339

Insurance — 0.5%
TrygVesta AS	101,300	6,513,353

		11,549,692

France — 5.9%
Banks — 1.5%
BNP Paribas SA	78,800	7,522,031
Credit Agricole SA	141,300	2,721,410
Societe Generale	86,600	7,779,230

		18,022,671

Entertainment & Leisure — 0.6%
UBISOFT Entertainment SA(c)	114,300	7,951,299

Food & Agriculture — 0.4%
Sodexo	83,400	4,921,760

Insurance — 0.7%
AXA SA	251,600	8,235,945

Manufacturing — 0.6%
Compagnie Generale des Etablissements Michelin - Class B	108,700	7,040,738

Metal & Mining — 0.4%
Vallourec SA	25,000	5,394,433

Oil & Gas — 0.9%
Total SA	181,000	10,995,711

Real Estate — 0.5%
Klepierre (REIT)	35,200	1,377,700
Mercialys SA (REIT)	16,100	684,595
Societe Immobiliere de Location pour l’Industrie etle Commerce (REIT)	10,300	1,273,732
Unibail-Rodamco (REIT)	16,600	3,358,674

		6,694,701

Retail Merchandising — 0.3%
PPR	47,100	4,214,399

		73,471,657

Germany — 7.0%
Banks — 0.2%
Deutsche Bank AG	34,900	2,496,636

Chemicals — 0.4%
SGL Carbon AG(c)	122,200	4,750,088

Computer Software & Services — 0.4%
United Internet AG	517,300	5,562,350

See Notes to Financial Statements.
ANNUAL REPORT	SEPTEMBER 30, 2008	29

Schedule of Investments (continued)	International Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Germany (concluded)
Insurance — 1.0%
Allianz AG	18,600	$2,550,021
Hannover Rueckversicherung AG	204,400	7,480,643
Muenchener Rueckversicherungs-Gesellschaft AG	18,000	2,715,200

		12,745,864

Manufacturing — 0.7%
Adidas AG	154,200	8,237,307

Medical & Medical Services — 0.7%
Rhoen Klinikum AG	315,300	9,211,100

Medical Instruments & Supplies — 0.9%
Fresenius Medical Care AG & Co. KGaA	210,400	10,891,634

Metal & Mining — 0.4%
Salzgitter AG	51,400	5,197,838

Miscellaneous Services — 0.6%
GEA Group AG	382,500	7,403,535

Retail — 0.4%
Gerry Weber International AG(c)	214,100	4,817,706

Security Brokers & Dealers — 0.2%
Deutsche Boerse AG	20,500	1,875,959

Soaps & Cosmetics — 0.4%
Beiersdorf AG	75,900	4,797,358

Telecommunications — 0.6%
Deutsche Telekom AG	469,600	7,131,906

Waste Management — 0.1%
Zhongde Waste Technology AG	60,480	1,223,818

		86,343,099

Greece — 0.4%
Banks — 0.4%
National Bank of Greece SA	69,400	2,812,398
Piraeus Bank SA	87,200	1,815,671

		4,628,069

Hong Kong — 2.6%
Banks — 0.7%
Industrial & Commercial Bank of China - Class H - ADR	14,376,900	8,689,331

Chemicals — 0.7%
Huabao International Holdings Ltd.	10,655,800	8,190,584

Finance — 0.1%
REXCAPITAL Financial Holdings Ltd.(c)	34,140,900	1,430,388

Insurance — 0.2%
China Life Insurance Co. Ltd.	751,100	2,798,118

Real Estate — 0.9%
New World Development Co. Ltd.	3,298,700	3,673,900
Wheelock & Co. Ltd.	3,864,300	7,009,133

		10,683,033

		31,791,454

India — 1.6%
Banks — 0.7%
HDFC Bank Ltd.	154,100	4,051,407
State Bank of India Ltd.	137,700	4,357,451

		8,408,858

Chemicals — 0.3%
Tata Chemicals Ltd.	803,500	3,930,135

Telecommunications — 0.6%
Bharti Tele-Ventures Ltd.	404,657	6,863,562

		19,202,555

Indonesia — 0.4%
Banks — 0.4%
PT Bank Central Asia Tbk	15,798,700	5,203,782

Italy — 2.9%
Banks — 0.4%
Intesa Sanpaolo SpA	799,000	4,394,153

Energy & Utilities — 1.5%
A2A SpA	3,891,800	9,930,498
Terna Rete Elettrica Nazionale SpA	2,292,200	8,427,224

		18,357,722

Food & Agriculture — 0.5%
Parmalat SpA	2,639,200	6,229,661

Manufacturing — 0.5%
Benetton Group SpA	705,600	6,582,415

		35,563,951

Japan — 12.4%
Banks — 1.5%
The Bank of Kyoto Ltd.	607,200	6,197,237
The Chiba Bank Ltd.	1,047,200	5,490,583
The Iyo Bank Ltd.	551,200	6,008,602

		17,696,422

Business Services — 0.6%
Benesse Corp.	183,500	7,494,934

Chemicals — 0.8%
Nihon Nohyaku Co. Ltd.	1,111,800	6,451,435
Nippon Carbon Co. Ltd.	1,169,000	3,740,751

		10,192,186

Containers — 0.5%
Toyo Seikan Kaisha Ltd.	392,500	6,025,106

Electronics — 0.9%
Hosiden Corp.	770,800	11,102,315

Energy & Utilities — 1.6%
Air Water, Inc.	1,077,700	10,858,898
Kurita Water Industries Ltd.	392,000	9,181,376

		20,040,274

Entertainment & Leisure — 0.6%
Shimano, Inc.	224,500	7,728,619

Finance — 0.3%
Shinko Securities Co. Ltd.	1,358,600	3,836,081

Food & Agriculture — 0.8%
Hokuto Corp.	183,200	4,105,883
Toyo Suisan Kaisha Ltd.	218,700	5,544,257

		9,650,140

Metal & Mining — 0.4%
Yamato Kogyo Co. Ltd.	141,800	4,954,754

See Notes to Financial Statements.
30	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	International Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Japan (concluded)
Motor Vehicles — 0.9%
Toyota Motor Corp.	246,900	$10,555,595

Retail Merchandising — 1.3%
Circle K Sunkus Co. Ltd.	552,100	9,151,860
Geo Corp.	4,000	3,885,788
Tsuruha Holdings, Inc.	107,000	3,237,356

		16,275,004

Tires & Rubber — 0.4%
Zeon Corp.	1,463,500	5,130,023

Transportation — 1.8%
Kamigumi Co. Ltd.	522,200	3,922,796
Kintetsu World Express, Inc.	495,400	8,333,728
Seino Holdings Corp.	553,000	2,608,219
Yamato Holdings Co. Ltd.	652,500	7,308,111

		22,172,854

		152,854,307

Kazakhstan — 0.3%
Oil & Gas — 0.3%
KazMunaiGas Exploration Production - GDR	217,900	3,377,450

Luxembourg — 1.9%
Electronics — 0.8%
ArcelorMittal	190,900	9,662,511

Manufacturing — 0.6%
Tenaris SA - ADR	184,700	6,887,463

Telecommunications — 0.5%
SES SA	317,000	6,562,119

		23,112,093

Malaysia — 0.3%
Banks — 0.2%
Alliance Financial Group Bhd	2,656,699	1,930,366

Entertainment & Leisure — 0.1%
Tanjong Plc	493,352	1,887,131

		3,817,497

Mexico — 0.5%
Beverages & Bottling — 0.5%
Fomento Economico Mexicano S.A.B. de C.V. - ADR	164,800	6,285,472

Netherlands — 2.7%
Beverages & Bottling — 0.5%
Heineken NV	161,000	6,468,533

Construction — 0.8%
Koninklijke Boskalis Westminster NV	196,300	9,304,610

Medical & Medical Services — 1.2%
Qiagen NV(c)	778,700	15,388,015

Real Estate — 0.2%
Corio NV (REIT)	28,100	1,996,439

		33,157,597

Norway — 2.2%
Banks — 0.1%
DnB NOR ASA	207,500	1,609,743

Oil & Gas — 1.1%
Fred Olsen Energy ASA	164,800	6,362,819
Norsk Hydro ASA	959,500	6,491,229

		12,854,048

Telecommunications — 0.5%
Telenor ASA	470,400	5,857,636

Transportation — 0.5%
Songa Offshore ASA(c)	659,600	6,280,569

		26,601,996

Papua New Guinea — 0.6%
Oil & Gas — 0.6%
Oil Search Ltd.	1,646,200	7,367,216

Philippines — 0.6%
Telecommunications — 0.6%
Philippine Long Distance Telephone Co. - ADR	135,400	7,628,436

Poland — 0.3%
Banks — 0.3%
Bank Zachodni WBK SA	49,300	3,174,537

Russia — 0.4%
Metal & Mining — 0.4%
Surgutneftegaz	965,400	5,000,772

Singapore — 0.5%
Air Transportation — 0.5%
Singapore Airlines Ltd.	651,300	6,542,892

Real Estate — 0.0%
CapitaCommercial Trust (REIT)	326,100	303,218

		6,846,110

South Africa — 1.7%
Oil & Gas — 0.5%
Sasol Ltd. - ADR	163,000	6,925,870

Telecommunications — 1.2%
MTN Group Ltd.	352,100	4,968,303
Naspers Ltd. - N Shares	477,200	9,425,344

		14,393,647

		21,319,517

South Korea — 1.6%
Chemicals — 0.5%
LG Chem Ltd.	75,300	5,908,119

Electronics — 1.1%
LG Electronics, Inc.	53,800	4,978,047
Samsung Electronics Co. Ltd.	19,000	8,706,822

		13,684,869

		19,592,988

Spain — 1.3%
Banks — 0.9%
Banco Bilbao Vizcaya Argentaria SA	298,800	4,831,802
Banco Santander SA	393,900	5,906,247

		10,738,049

See Notes to Financial Statements.
ANNUAL REPORT	SEPTEMBER 30, 2008	31

Schedule of Investments (continued)	International Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Spain (concluded)
Retail Merchandising — 0.4%
Inditex SA	113,900	$4,819,522

		15,557,571

Sweden — 0.2%
Banks — 0.2%
Nordea Bank AB	170,600	2,036,783

Switzerland — 5.3%
Banks — 0.4%
Julius Baer Holding AG	85,700	4,261,900

Chemicals — 1.0%
Lonza Group AG	99,400	12,471,841

Finance — 0.9%
Credit Suisse Group AG - ADR	113,200	5,286,663
UBS AG(c)	372,400	6,365,226

		11,651,889

Food & Agriculture — 1.2%
Nestle SA	330,700	14,292,040

Insurance — 0.5%
ACE Ltd.	115,500	6,252,015

Pharmaceuticals — 0.7%
Novartis AG	167,300	8,808,271

Retail Merchandising — 0.6%
Compagnie Financiere Richemont AG	171,100	7,559,789

		65,297,745

Taiwan — 4.2%
Banks — 0.3%
Chang Hwa Commercial Bank	6,816,400	3,479,617

Chemicals — 0.3%
Taiwan Fertilizer Co. Ltd.	1,971,100	3,681,653

Computer & Office Equipment — 0.6%
ASUSTeK Computer, Inc.	2,288,691	4,529,627
HTC Corp.	206,960	3,212,283

		7,741,910

Computer Software & Services — 0.2%
GeoVision, Inc.	491,000	2,045,872

Electronics — 0.4%
Hon Hai Precision Industry Co. Ltd.	1,242,000	4,448,466

Finance — 0.8%
Polaris Securities Co. Ltd.	11,367,304	4,519,809
Yuanta Financial Holding Co. Ltd.	10,301,000	5,700,527

		10,220,336

Semiconductors & Related Devices — 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	819,834	7,681,845

Telecommunications — 0.6%
Chunghwa Telecom Co. Ltd.	3,248,000	7,640,706

Transportation — 0.4%
U-Ming Marine Transport Corp.	3,510,224	5,059,148

		51,999,553

Thailand — 1.1%
Banks — 0.7%
Bangkok Bank Public Co. Ltd.	1,638,900	5,006,287
Siam Commercial Bank Plc	2,133,000	4,154,105

		9,160,392

Metal & Mining — 0.4%
Banpu Public Co. Ltd.	499,700	4,359,908

		13,520,300

Turkey — 0.2%
Banks — 0.2%
Turkiye Garanti Bankasi AS	604,600	1,430,898
Turkiye Is Bankasi - ADR	400,200	1,659,695

		3,090,593

United Kingdom — 13.2%
Banks — 2.1%
Barclays Plc	726,800	4,318,215
HSBC Holdings Plc	975,300	15,778,580
International Personal Finance Plc	9,100	40,755
Man Group Plc	322,900	1,973,192
Royal Bank of Scotland Group Plc	—	2
Standard Chartered Plc	163,200	4,015,606

		26,126,350

Business Services — 1.3%
Aegis Group Plc	2,562,500	4,293,905
De La Rue Plc	743,733	12,076,246

		16,370,151

Construction — 0.5%
AMEC Plc	539,700	6,190,537

Energy & Utilities — 0.6%
International Power Plc	1,147,700	7,426,365

Entertainment & Leisure — 0.3%
InterContinental Hotels Group Plc	327,504	4,057,719

Finance — 0.2%
3i Group Plc	181,900	2,304,699

Food & Agriculture — 1.5%
Britvic Plc	1,816,000	6,611,957
Unilever Plc	418,300	11,373,872

		17,985,829

Insurance — 1.1%
Hiscox Ltd.	1,911,400	8,403,262
Prudential Plc	633,900	5,779,867

		14,183,129

Machinery & Heavy Equipment — 0.7%
VT Group Plc	520,500	4,878,139
The Weir Group Plc	364,700	4,004,451

		8,882,590

Manufacturing — 0.1%
Charter Plc	67,157	748,572

Measuring & Controlling Devices — 0.7%
Rotork Plc	553,312	9,244,380

Oil & Gas — 0.3%
JKX Oil & Gas Plc	704,400	3,517,551

Restaurants — 0.5%
Domino’s Pizza UK & IRL Plc	1,634,800	5,783,003

See Notes to Financial Statements.
32	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	International Opportunities Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United Kingdom (concluded)
Retail Merchandising — 0.6%
Next Plc	391,100	$7,211,157

Telecommunications — 0.6%
Cable & Wireless Plc	2,289,800	6,799,881

Tobacco — 0.8%
Imperial Tobacco Group Plc	306,550	9,840,436

Transportation — 1.3%
Arriva Plc	777,700	9,656,186
National Express Group Plc	442,900	6,404,436

		16,060,622

		162,732,971

United States — 1.9%
Banks — 0.3%
Credicorp Ltd.	63,100	3,927,975

Entertainment & Leisure — 0.1%
Royal Caribbean Cruises Ltd.	88,200	1,756,509

Insurance — 0.5%
Willis Group Holdings Ltd.	177,800	5,735,828

Medical Instruments & Supplies — 0.7%
Alcon, Inc.	52,300	8,446,973

Telecommunications — 0.3%
Research In Motion Ltd.(b)(c)	46,600	3,182,780

		23,050,065

Total Common Stocks (Cost — $1,235,830,250) — 87.5%		1,080,268,856

	Beneficial Interest/ Par/Shares (000)
Short-Term Securities
BlackRock Liquidity Series, LLC Money Market Series, 2.66%(d)(e)(f)	$11,811	11,811,100
BlackRock TempFund, 2.92%(d)(f)	30,000	30,000,000
Federal Home Loan Bank, Discount Notes,
2.10%, 10/06/08(g)	20,000	19,994,167
2.19%, 10/17/08(g)	10,300	10,289,975
TCW Money Market Fund, 2.41%(f)	35,888	35,887,936

Total Short-Term Securities (Cost — $107,983,178) — 8.8%		107,983,178

Total Investments (Cost — $1,343,813,428*) — 96.3%		1,188,252,034
Other Assets in Excess of Liabilities — 3.7%		46,241,608

Net Assets — 100.0%		$1,234,493,642

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,350,901,014

Gross unrealized appreciation	$30,444,678
Gross unrealized depreciation	(193,093,658)

Net unrealized depreciation	$(162,648,980)

(a)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(b)	Security, or a portion of security, is on loan.

(c)	Non-income producing security.

(d)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Series, LLC Money Market Series	$11,811,100	$64,527
BlackRock TempFund	$30,000,000	$25,984

(e)	Security purchased with the cash proceeds from securities loans.

(f)	Represents current yield as of report date.

(g)	The rate shown is the effective yield on the discount notes at the time of purchase.

•	Foreign currency exchange contracts as of September 30, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,114,607	CHF	4,617,000	10/01/08	$7,686
USD	5,550,947	CAD	5,889,000	10/01/08	17,473
USD	4,507,666	DKK	23,315,000	10/01/08	108,609
NOK	2,218,000	USD	384,675	10/01/08	(7,140)
USD	15,536,976	EUR	11,034,000	10/02/08	3,351
USD	9,319,340	GBP	5,240,000	10/02/08	3,453
USD	9,747,768	JPY	1,022,151,000	10/02/08	137,021
JPY	75,151,000	USD	709,440	10/02/08	(2,835)
USD	34,569	GBP	19,000	10/22/08	790
GBP	19,000	USD	34,569	10/22/08	(790)
USD	40,788,679	AUD	46,932,000	10/23/08	4,150,175
USD	23,873,375	CHF	26,588,000	10/23/08	155,330
USD	64,071,338	CAD	66,511,000	10/23/08	1,486,864
USD	4,561,484	CZK	66,724,000	10/23/08	726,557
USD	15,422,030	DKK	72,735,800	10/23/08	1,662,060
USD	156,070,287	EUR	106,482,500	10/23/08	5,798,861
USD	92,733,582	GBP	49,974,500	10/23/08	3,719,437
USD	16,015,999	HKD	124,686,000	10/23/08	(49,114)
USD	44,211,439	JPY	4,750,949,000	10/23/08	(633,049)
USD	49,606,194	NOK	262,352,600	10/23/08	5,020,136
USD	3,367,203	PLN	8,255,000	10/23/08	(55,211)
USD	7,152,272	SGD	9,756,000	10/23/08	356,437
USD	670,461	ZAR	5,501,000	10/23/08	10,017
AUD	85,209,000	USD	76,960,005	10/23/08	(9,665,422)
CHF	36,653,800	USD	35,100,290	10/23/08	(2,403,064)
CAD	78,523,200	USD	75,754,382	10/23/08	(1,866,856)
DKK	60,541,000	USD	11,679,933	10/23/08	(226,944)
EUR	129,668,600	USD	197,384,940	10/23/08	(14,392,564)

See Notes to Financial Statements.
ANNUAL REPORT	SEPTEMBER 30, 2008	33

Schedule of Investments (concluded)	International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
EUR	7,500,000	GBP	5,918,625	10/23/08	$42,032
GBP	60,643,100	USD	115,249,388	10/23/08	(7,232,426)
HKD	200,986,000	USD	25,826,979	10/23/08	68,975
JPY	10,927,477,900	USD	103,178,181	10/23/08	(33,075)
NOK	74,294,000	USD	13,423,731	10/23/08	(797,682)
PLN	53,974,100	USD	26,286,950	10/23/08	(3,910,004)
SEK	155,319,000	USD	24,490,903	10/23/08	(2,042,084)
SGD	11,881,000	USD	8,679,425	10/23/08	(403,356)
ZAR	9,309,600	USD	1,206,174	10/23/08	(88,472)

Total					$(20,334,824)

•	Cash of $2,607,226 pledged as collateral in connection with open financial futures contracts.

Financial futures contracts purchased as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation
390	CAC40 10 EURO	October 2008	$22,211,437	$(909,421)
110	DAX Index	December 2008	$22,795,039	(1,079,587)
253	FTSE 100 Index	December 2008	$22,368,244	(1,139,723)

Total				$(3,128,731)

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.
34	ANNUAL REPORT	SEPTEMBER 30, 2008

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Statements of Assets and Liabilities

September 30, 2008	Science & Technology Opportunities Portfolio	Health Sciences Opportunities Portfolio	U.S. Opportunities Portfolio	Global Opportunities Portfolio	International Opportunities Portfolio
Assets
Investments at value - unaffiliated[1,2]	$152,956,295	$1,145,511,234	$1,037,282,177	$96,551,421	$1,146,440,934
Investments at value - affiliated[3]	404,500	108,162,100	109,361,500	—	41,811,100
Cash collateral pledged for futures contracts	—	—	4,750,000	—	2,607,226
Foreign currency at value[4]	489,760	1,225	—	1,320,162	22,797,541
Unrealized appreciation on foreign currency exchange contracts	94,568	6,639,409	—	1,210,139	23,475,264
Investments sold receivable	487,859	13,280,105	31,128,600	3,035,278	54,252,269
Dividends and reclaims receivable	153,817	1,226,940	879,545	260,932	4,733,554
Capital shares sold receivable	150,971	601,531	6,436,400	84,541	4,476,420
Receivable from advisor	26,824	—	48,868	4,926	122
Securities lending income receivable - affiliated	5,436	62,727	238,317	—	10,483
Dividends receivable - affiliated	—	25,984	25,984	—	25,984
Margin variation receivable	—	—	3,291,168	39,466	848,541
Prepaid expenses	30,447	106,787	98,439	20,816	146,753
Other assets	—	—	67,441	—	90,130

Total assets	154,800,477	1,275,618,042	1,193,608,439	102,527,681	1,301,716,321

Liabilities
Investments purchased payable	1,768,042	48,275,291	34,539,920	1,232,596	3,227,217
Capital shares redeemed payable	1,656,966	3,677,317	7,973,351	440,296	5,785,373
Collateral at value - securities loaned	404,500	78,162,100	79,361,500	—	11,811,100
Margin variation payable	—	—	—	82,178	—
Investment advisory fees payable	127,877	718,668	718,347	76,317	1,101,369
Other affiliates payable	81,545	656,087	478,584	97,089	669,273
Service and distribution fees payable	48,831	460,834	263,449	29,850	347,009
Unrealized depreciation on foreign currency exchange contracts	19,415	1,546,729	—	2,629,190	43,810,088
Officer’s and Trustees’ fees payable	6,037	9,479	6,991	5,788	9,391
Foreign taxes payable	3,740	26,291	4,096	4,485	260,386
Other accrued expenses payable	193,686	161,392	137,931	36,802	201,473

Total liabilities	4,310,639	133,694,188	123,484,169	4,634,591	67,222,679

Net Assets	$150,489,838	$1,141,923,854	$1,070,124,270	$97,893,090	$1,234,493,642

Net Assets Consist of
Paid-in capital	$459,761,061	$969,274,945	$1,211,851,495	$111,050,275	$1,404,133,592
Undistributed (distributions in excess of) net investment income (loss)	(147,701)	(1,551,010)	2,847,147	1,176,292	20,287,873
Accumulated net realized gain (loss)	(290,811,670)	83,465,738	(70,836,258)	(2,810,233)	(10,515,269)
Net unrealized appreciation/depreciation	(18,311,852)	90,734,181	(73,738,114)	(11,523,244)	(179,412,554)

Net Assets	$150,489,838	$1,141,923,854	$1,070,124,270	$97,893,090	$1,234,493,642

[1] Investments at cost - unaffiliated	$171,343,600	$1,059,861,780	$1,108,467,559	$106,333,341	$1,302,002,328
[2] Securities loaned at value	406,210	75,446,938	69,505,933	—	12,650,164
[3] Investments at cost - affiliated	404,500	108,162,100	109,361,500	—	41,811,100
[4] Foreign currency at cost	488,486	1,232	—	1,300,740	22,486,255

See Notes to Financial Statements.
36	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Assets and Liabilities (concluded)

September 30, 2008	Science & Technology Opportunities Portfolio	Health Sciences Opportunities Portfolio	U.S. Opportunities Portfolio	Global Opportunities Portfolio	International Opportunities Portfolio
Net Asset Value
Institutional:
Net Assets	$42,886,037	$185,933,440	$298,165,918	$36,624,648	$450,605,117
Shares outstanding, unlimited number of shares authorized, $0.001 par value	6,147,335	6,462,496	9,408,140	3,676,459	15,305,435
Net Asset Value	$6.98	$28.77	$31.69	$9.96	$29.44
Service:
Net Assets	$106,172	$5,763,917	$109,678,639	$—	$64,368,041
Shares outstanding, unlimited number of shares authorized, $0.001 par value	15,618	204,366	3,586,211	—	2,269,313
Net Asset Value	$6.80	$28.20	$30.58	$—	$28.36
Investor A:
Net Assets	$72,659,302	$564,942,820	$495,655,885	$37,529,155	$482,525,541
Shares outstanding, unlimited number of shares authorized, $0.001 par value	10,804,348	20,075,138	16,366,136	3,782,138	17,144,349
Net Asset Value	$6.73	$28.14	$30.29	$9.92	$28.14
Investor B:
Net Assets	$11,473,337	$80,268,646	$20,998,322	$5,665,151	$42,926,996
Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,820,994	3,002,581	748,313	576,501	1,632,859
Net Asset Value	$6.30	$26.73	$28.06	$9.83	$26.29
Investor C:
Net Assets	$22,002,790	$305,015,031	$145,625,506	$18,074,136	$194,067,947
Shares outstanding, unlimited number of shares authorized, $0.001 par value	3,499,313	11,425,475	5,192,934	1,840,703	7,404,740
Net Asset Value	$6.29	$26.70	$28.04	$9.82	$26.21
R:
Net Assets	$1,362,200	$—	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	195,491	—	—	—	—
Net Asset Value	$6.97	$—	$—	$—	$—

See Notes to Financial Statements.
	ANNUAL REPORT	SEPTEMBER 30, 2008	37

Statements of Operations

Year Ended September 30, 2008	Science & Technology Opportunities Portfolio	Health Sciences Opportunities Portfolio	U.S. Opportunities Portfolio	Global Opportunities Portfolio	International Opportunities Portfolio
Investment Income
Dividends and reclaims	$468,234	$15,304,221	$8,777,900	$2,452,633	$38,304,317
Dividends from affiliates	—	25,984	25,984	—	25,984
Interest	11,241	579,512	264,606	30,984	438,274
Interest from affiliates	1,150	15,490	8,453	1,197	10,193
Securities lending from affiliates	7,519	801,661	768,758	—	64,527
Foreign taxes withheld	(21,547)	(480,594)	(10,315)	(114,982)	(3,056,905)

Total investment income	466,597	16,246,274	9,835,386	2,369,832	35,786,390

Expenses
Investment advisory	441,249	9,326,422	8,587,657	1,019,344	14,610,085
Service and distribution - class specific	240,543	5,968,680	2,497,824	389,256	4,858,229
Transfer agent - class specific	180,664	2,284,735	1,439,415	139,531	1,845,208
Registration	50,146	94,923	100,479	49,732	89,603
Custodian	47,222	104,721	90,638	80,692	870,908
Professional	41,471	49,111	43,215	37,107	68,516
Administration	36,771	843,505	556,862	84,945	966,900
Printing	27,379	461,339	327,922	39,462	444,790
Officer and Trustees	23,467	41,820	33,586	24,174	43,412
Administration - class specific	11,910	300,217	194,182	28,274	365,389
Miscellaneous	19,500	54,547	29,045	27,672	78,712

Total expenses	1,120,322	19,530,020	13,900,825	1,920,189	24,241,752
Less fees waived by advisor	(39,658)	—	(1,958,665)	(1,858)	—
Less administration fees waived - class specific	(9,921)	—	(57,353)	(4,874)	(442)
Less transfer agent fees waived - class specific	(11,590)	—	(13,212)	(260)	—
Less transfer agent fees reimbursed - class specific	(67,451)	—	(302,341)	(5,199)	(122)
Less fees paid indirectly	(363)	(4,185)	(2,643)	(339)	(2,972)

Total expenses after waivers, reimbursement and fees paid indirectly	991,339	19,525,835	11,566,611	1,907,659	24,238,216

Net investment income (loss)	(524,742)	(3,279,561)	(1,731,225)	462,173	11,548,174

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(340,142)	93,337,770	(10,888,231)	(999,652)	33,735,508
Payment from affiliate	—	—	—	—	112,880
Options written	—	9,515,149	—	—	—
Futures	—	—	(829,468)	(430,350)	(7,059,733)
Foreign currency transactions	(337,498)	(8,379,095)	—	1,068,333	11,909,441

	(677,640)	94,473,824	(11,717,699)	(361,669)	38,698,096

Net change in unrealized appreciation/depreciation on:
Investments	(18,407,797)	(129,351,364)	(144,471,585)	(25,433,278)	(577,450,322)
Futures	—	—	(2,552,732)	(318,710)	(3,128,731)
Foreign currency transactions	212,250	6,738,283	—	(1,613,980)	(18,217,229)

	(18,195,547)	(122,613,081)	(147,024,317)	(27,365,968)	(598,796,282)

Total realized and unrealized loss	(18,873,187)	(28,139,257)	(158,742,016)	(27,727,637)	(560,098,186)

Net Decrease in Net Assets Resulting from Operations	$(19,397,929)	$(31,418,818)	$(160,473,241)	$(27,265,464)	$(548,550,012)

See Notes to Financial Statements.
38	ANNUAL REPORT	SEPTEMBER 30, 2008

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Statements of Changes in Net Assets

	Science & Technology Opportunities Portfolio		Health Sciences Opportunities Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2008	2007	2008	2007
Operations
Net investment income (loss)	$(524,742)	$(413,529)	$(3,279,561)	$(4,009,242)
Net realized gain (loss)	(677,640)	3,315,734	94,473,824	49,828,975
Net change in unrealized appreciation/depreciation	(18,195,547)	4,689,749	(122,613,081)	131,502,266

Net increase (decrease) in net assets resulting from operations	(19,397,929)	7,591,954	(31,418,818)	177,321,999

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	—	—	—	—
Service	—	—	—	—
Investor A	—	—	—	—
Investor B	—	—	—	—
Investor C	—	—	—	—
Net realized gain:
Institutional	—	—	(6,907,979)	(1,602,984)
Service	—	—	(294,520)	(68,118)
Investor A	—	—	(26,251,005)	(6,106,733)
Investor B	—	—	(2,732,260)	(1,146,981)
Investor C	—	—	(11,313,900)	(3,784,320)

Decrease in net assets resulting from dividends and distributions to shareholders	—	—	(47,499,664)	(12,709,136)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	127,894,166	2,995,063	(116,325,620)	287,573,622

Redemption Fees
Redemption fees	4,608	1,818	38,516	47,586

Net Assets
Total increase (decrease) in net assets	108,500,845	10,588,835	(195,205,586)	452,234,071
Beginning of year	41,988,993	31,400,158	1,337,129,440	884,895,369

End of year	$150,489,838	$41,988,993	$1,141,923,854	$1,337,129,440

End of year undistributed (distributions in excess of) net investment income (loss)	$(147,701)	$(77,087)	$(1,551,010)	$(711,439)

See Notes to Financial Statements.
40	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Changes in Net Assets

U.S. Opportunities Portfolio		Global Opportunities Portfolio		International Opportunities Portfolio
Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
2008	2007	2008	2007	2008	2007
$(1,731,225)	$(1,525,019)	$462,173	$202,864	$11,548,174	$8,582,599
(11,717,699)	26,356,228	(361,669)	5,537,239	38,698,096	234,387,781
(147,024,317)	55,336,731	(27,365,968)	14,061,983	(598,796,282)	212,534,037

(160,473,241)	80,167,940	(27,265,464)	19,802,086	(548,550,012)	455,504,417

—	—	(516,368)	(80,270)	(11,844,156)	(5,714,004)
—	—	—	(241)	(3,649,556)	(1,836,362)
—	—	(438,794)	(166,607)	(11,746,350)	(5,788,432)
—	—	(18,976)	(24,703)	(1,437,329)	(560,575)
—	—	(63,696)	(49,183)	(3,891,839)	(1,513,353)
—	—	(1,500,686)	—	(70,893,490)	(46,667,147)
—	—	—	—	(25,020,162)	(17,687,846)
—	—	(1,612,774)	—	(81,040,060)	(57,992,691)
—	—	(310,579)	—	(15,320,494)	(13,325,007)
—	—	(756,979)	—	(39,325,420)	(30,320,263)

—	—	(5,218,852)	(321,004)	(264,168,856)	(181,405,680)

675,253,305	281,295,705	28,333,404	35,418,024	468,735,342	134,535,995

64,821	26,307	8,217	10,820	105,456	13,042

514,844,885	361,489,952	(4,142,695)	54,909,926	(343,878,070)	408,647,774
555,279,385	193,789,433	102,035,785	47,125,859	1,578,371,712	1,169,723,938

$1,070,124,270	$555,279,385	$97,893,090	$102,035,785	$1,234,493,642	$1,578,371,712

$2,847,147	$—	$1,176,292	$715,345	$20,287,873	$29,303,423

See Notes to Financial Statements.
	ANNUAL REPORT	SEPTEMBER 30, 2008	41

Financial Highlights	Science & Technology Opportunities Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$9.03	$7.20	$6.61	$5.42	$5.46	$8.83	$7.07	$6.51	$5.35	$5.41

Net investment loss[1]	(0.05)	(0.03)	(0.03)	(0.04)	(0.07)	(0.06)	(0.07)	(0.05)	(0.06)	(0.08)
Net realized and unrealized gain (loss)	(2.00)	1.86	0.61	1.23	0.03	(1.97)	1.83	0.60	1.22	0.02

Net increase (decrease) from investment operations	(2.05)	1.83	0.58	1.19	(0.04)	(2.03)	1.76	0.55	1.16	(0.06)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]

Net asset value, end of year	$6.98	$9.03	$7.20	$6.61	$5.42	$6.80	$8.83	$7.07	$6.51	$5.35

Total Investment Return
Based on net asset value	(22.70)%[3]	25.42%[3]	8.93%[4]	21.96%[3]	(0.73)%[3]	(22.99)%[3]	24.89%[3]	8.60%[4]	21.68%[3]	(1.11)%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.35%	1.35%	1.38%	1.43%	1.43%	1.73%	1.73%	1.73%	1.73%	1.73%

Total expenses	1.70%	1.91%	1.79%	1.98%	1.63%	2.01%	2.30%	2.06%	2.27%	1.94%

Net investment loss	(0.55)%	(0.44)%	(0.45)%	(0.73)%	(1.12)%	(0.75)%	(0.85)%	(0.79)%	(1.04)%	(1.41)%

Supplemental Data
Net assets, end of year (000)	$42,886	$1,449	$1,262	$847	$1,592	$106	$123	$148	$116	$86

Portfolio turnover	89%	92%	132%	113%	115%	89%	92%	132%	113%	115%

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$8.74	$7.00	$6.45	$5.31	$5.38	$8.26	$6.66	$6.19	$5.13	$5.24

Net investment loss[1]	(0.06)	(0.06)	(0.06)	(0.07)	(0.09)	(0.13)	(0.12)	(0.11)	(0.11)	(0.13)
Net realized and unrealized gain (loss)	(1.95)	1.80	0.60	1.21	0.02	(1.83)	1.72	0.57	1.17	0.02

Net increase (decrease) from investment operations	(2.01)	1.74	0.54	1.14	(0.07)	(1.96)	1.60	0.46	1.06	(0.11)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]

Net asset value, end of year	$6.73	$8.74	$7.00	$6.45	$5.31	$6.30	$8.26	$6.66	$6.19	$5.13

Total Investment Return
Based on net asset value[5]	(23.00)%[3]	24.86%[3]	8.53%[6]	21.47%[3]	(1.30)%[3]	(23.73)%[3]	24.02%[3]	7.59%[6]	20.66%[3]	(2.10)%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.75%	1.73%	1.77%	1.84%	1.89%	2.65%	2.50%	2.63%	2.59%	2.65%

Total expenses	2.04%	2.16%	2.27%	2.35%	2.14%	2.96%	3.01%	3.06%	3.00%	2.82%

Net investment loss	(0.77)%	(0.80)%	(0.83)%	(1.16)%	(1.56)%	(1.70)%	(1.59)%	(1.73)%	(1.91)%	(2.33)%

Supplemental Data
Net assets, end of year (000)	$72,659	$21,632	$13,040	$9,688	$9,929	$11,473	$9,030	$10,439	$10,998	$12,315

Portfolio turnover	89%	92%	132%	113%	115%	89%	92%	132%	113%	115%

See Notes to Financial Statements.
42	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	Science & Technology Opportunities Portfolio

	Investor C					R
	Year Ended September 30,					Period September 8, 2008[7] to September 30, 2008
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.25	$6.66	$6.19	$5.14	$5.24	$7.38

Net investment loss[1]	(0.13)	(0.12)	(0.11)	(0.11)	(0.13)	(0.01)
Net realized and unrealized gain (loss)	(1.83)	1.71	0.57	1.16	0.03	(0.40)

Net increase (decrease) from investment operations	(1.96)	1.59	0.46	1.05	(0.10)	(0.41)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]

Net asset value, end of period	$6.29	$8.25	$6.66	$6.19	$5.14	$6.97

Total Investment Return
Based on net asset value[5]	(23.76)%[3]	23.87%[3]	7.59%[6]	20.43%[3]	(1.91)%[3]	(5.56)%[3,8]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.62%	2.61%	2.62%	2.59%	2.65%	2.13%[9]

Total expenses	2.73%	2.88%	2.84%	3.00%	2.80%	2.36%[9]

Net investment loss	(1.67)%	(1.69)%	(1.67)%	(1.91)%	(2.33)%	(1.49)%[9]

Supplemental Data
Net assets, end of period (000)	$22,003	$9,755	$6,511	$2,794	$3,244	$1,362

Portfolio turnover	89%	92%	132%	113%	115%	89%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.15%.

5	Total investment returns exclude the effects of sales charges.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.16%.

7	Commencement of operations.

8	Aggregate total investment return.

9	Annualized.

See Notes to Financial Statements.
	ANNUAL REPORT	SEPTEMBER 30, 2008	43

Financial Highlights (continued)	Health Sciences Opportunities Portfolio

	Institutional
	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Year Ended 2/28/05	Year Ended 2/29/04
	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$30.41	$26.18	$24.45	$20.50	$21.15	$11.64

Net investment income (loss)	0.08 [1]	0.06 [1]	0.04 [1]	(0.06)[1]	(0.15)	(0.06)
Net realized and unrealized gain (loss)	(0.49)	4.52	2.30	4.02	0.57	10.21

Net increase (decrease) from investment operations	(0.41)	4.58	2.34	3.96	0.42	10.15

Distributions from net realized gain	(1.23)	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—	—

Net asset value, end of period	$28.77	$30.41	$26.18	$24.45	$20.50	$21.15

Total Investment Return
Based on net asset value	(1.64)%[3]	17.68%[3]	9.77%[4]	19.32%[3,5]	1.84%	87.73%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.00%	1.02%	1.01%	1.25%[6]	1.25%	1.25%

Total expenses	1.00%	1.02%	1.01%	1.37%[6]	1.37%	1.84%

Net investment income (loss)	0.28%	0.21%	0.17%	(0.47)%[6]	(0.59)%	(0.38)%

Supplemental Data
Net assets, end of period (000)	$185,933	$172,902	$112,563	$31,229	$4,262	$5,067

Portfolio turnover	91%	98%	157%	77%	173%	106%

	Service
	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period January 28, 2005[7] to February 28, 2005
	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$29.85	$25.78	$24.15	$20.24	$20.30

Net investment loss	(0.02)[1]	(0.02)[1]	(0.03)[1]	(0.12)[1]	(0.01)
Net realized and unrealized gain (loss)	(0.49)	4.44	2.27	4.04	(0.05)

Net increase (decrease) from investment operations	(0.51)	4.42	2.24	3.92	(0.06)

Distributions from net realized gain	(1.14)	(0.35)	(0.62)	(0.01)	—

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$28.20	$29.85	$25.78	$24.15	$20.24

Total Investment Return
Based on net asset value	(1.98)%[3]	17.33%[3]	9.47%[4]	19.37%[3,5]	(0.30)%[5]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.35%	1.30%	1.34%	1.55%[6]	0.82%[6]

Total expenses	1.35%	1.32%	1.34%	1.64%[6]	0.82%[6]

Net investment loss	(0.06)%	(0.08)%	(0.12)%	(0.90)%[6]	(0.70)%[6]

Supplemental Data
Net assets, end of period (000)	$5,764	$7,806	$4,347	$66	$— [8]

Portfolio turnover	91%	98%	157%	77%	173%

See Notes to Financial Statements.
44	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	Health Sciences Opportunities Portfolio

	Investor A
	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Year Ended 2/28/05	Year Ended 2/29/04
	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$29.77	$25.72	$24.11	$20.24	$20.96	$11.57

Net investment loss	(0.02)[1]	(0.03)[1]	(0.05)[1]	(0.09)[1]	(0.17)	(0.12)
Net realized and unrealized gain (loss)	(0.49)	4.43	2.27	3.97	0.52	10.15

Net increase (decrease) from investment operations	(0.51)	4.40	2.22	3.88	0.35	10.03

Distributions from net realized gain	(1.12)	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—	—

Net asset value, end of period	$28.14	$29.77	$25.72	$24.11	$20.24	$20.96

Total Investment Return
Based on net asset value[9]	(1.97)%[3]	17.29%[3]	9.40%[4]	19.17%[3,5]	1.52%	87.13%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.35%	1.35%	1.34%	1.55%[6]	1.58%	1.55%

Total expenses	1.35%	1.35%	1.45%	1.69%[6]	1.73%	2.11%

Net investment loss	(0.06)%	(0.13)%	(0.19)%	(0.68)%[6]	(0.90)%	(0.71)%

Supplemental Data
Net assets, end of period (000)	$564,943	$697,451	$434,360	$186,545	$76,550	$54,638

Portfolio turnover	91%	98%	157%	77%	173%	106%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.04%.

5	Aggregate total investment return.

6	Annualized.

7	Commencement of operations.

8	Net assets end of period are less than $500.

9	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.
	ANNUAL REPORT	SEPTEMBER 30, 2008	45

Financial Highlights (continued)	Health Sciences Opportunities Portfolio

	Investor B
	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Year Ended 2/28/05	Year Ended 2/29/04
	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$28.28	$24.65	$23.31	$19.65	$20.52	$11.41

Net investment loss	(0.23)[1]	(0.25)[1]	(0.24)[1]	(0.17)[1]	(0.28)	(0.24)
Net realized and unrealized gain (loss)	(0.49)	4.23	2.19	3.84	0.48	9.99

Net increase (decrease) from investment operations	(0.72)	3.98	1.95	3.67	0.20	9.75

Distributions from net realized gain	(0.83)	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—	—

Net asset value, end of period	$26.73	$28.28	$24.65	$23.31	$19.65	$20.52

Total Investment Return
Based on net asset value[3]	(2.78)%[4]	16.33%[4]	8.54%[5]	18.68%[4,6]	0.80%	85.89%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.14%	2.19%	2.16%	2.25%[7]	2.25%	2.25%

Total expenses	2.14%	2.22%	2.16%	2.33%[7]	2.39%	2.91%

Net investment loss	(0.85)%	(0.96)%	(1.02)%	(1.35)%[7]	(1.58)%	(1.44)%

Supplemental Data
Net assets, end of period (000)	$80,269	$95,231	$78,902	$45,073	$29,495	$22,825

Portfolio turnover	91%	98%	157%	77%	173%	106%

See Notes to Financial Statements.
46	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	Health Sciences Opportunities Portfolio

	Investor C
	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Year Ended 2/28/05	Year Ended 2/29/04
	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$28.27	$24.62	$23.26	$19.61	$20.47	$11.39

Net investment loss	(0.21)[1]	(0.23)[1]	(0.21)[1]	(0.18)[1]	(0.22)	(0.23)
Net realized and unrealized gain (loss)	(0.47)	4.23	2.18	3.84	0.43	9.95

Net increase (decrease) from investment operations	(0.68)	4.00	1.97	3.66	0.21	9.72

Distributions from net realized gain	(0.89)	(0.35)	(0.62)	(0.01)	(1.07)	(0.64)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—	—

Net asset value, end of period	$26.70	$28.27	$24.62	$23.26	$19.61	$20.47

Total Investment Return
Based on net asset value[3]	(2.66)%[4]	16.43%[4]	8.65%[5]	18.67%[4,6]	0.86%	85.87%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.05%	2.11%	2.04%	2.25%[7]	2.25%	2.25%

Total expenses	2.05%	2.12%	2.04%	2.32%[7]	2.41%	2.77%

Net investment loss	(0.76)%	(0.89)%	(0.87)%	(1.41)%[7]	(1.56)%	(1.38)%

Supplemental Data
Net assets, end of period (000)	$305,015	$363,739	$254,724	$84,431	$25,248	$11,017

Portfolio turnover	91%	98%	157%	77%	173%	106%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Total investment returns exclude the effects of sales charges.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.04%.

6	Aggregate total investment return.

7	Annualized.

See Notes to Financial Statements.
	ANNUAL REPORT	SEPTEMBER 30, 2008	47

Financial Highlights (continued)	U.S. Opportunities Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$37.05	$29.07	$25.56	$20.34	$16.56	$35.89	$28.28	$24.96	$19.93	$16.27

Net investment income (loss)[1]	0.09	0.03	0.04	(0.15)	(0.17)	(0.06)	(0.09)	(0.07)	(0.21)	(0.22)
Net realized and unrealized gain (loss)	(5.45)	7.95	3.46	5.37	3.95	(5.25)	7.70	3.38	5.24	3.88

Net increase (decrease) from investment operations	(5.36)	7.98	3.50	5.22	3.78	(5.31)	7.61	3.31	5.03	3.66

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]

Net asset value, end of year	$31.69	$37.05	$29.07	$25.56	$20.34	$30.58	$35.89	$28.28	$24.96	$19.93

Total Investment Return
Based on net asset value	(14.47)%[3]	27.45%[3]	13.73%[4]	25.66%[3]	22.83%[3]	(14.80)%[3]	26.91%[3]	13.30%[4]	25.24%[3]	22.50%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.00%	1.01%	1.19%	1.60%	1.60%	1.43%	1.40%	1.57%	1.90%	1.90%

Total expenses	1.42%	1.42%	1.49%	1.73%	1.65%	1.68%	1.69%	1.85%	1.97%	1.97%

Net investment income (loss)	0.26%	0.09%	0.15%	(0.65)%	(0.92)%	(0.17)%	(0.28)%	(0.25)%	(0.96)%	(1.15)%

Supplemental Data
Net assets, end of year (000)	$298,166	$158,094	$20,548	$6,390	$6,074	$109,679	$43,763	$1,527	$472	$2,303

Portfolio turnover	164%	106%	120%	94%	106%	164%	106%	120%	94%	106%

	Investor A					Investor B
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$35.57	$28.03	$24.76	$19.78	$16.17	$33.20	$26.37	$23.45	$18.87	$15.55

Net investment loss[1]	(0.08)	(0.10)	(0.10)	(0.22)	(0.26)	(0.31)	(0.32)	(0.29)	(0.37)	(0.39)
Net realized and unrealized gain (loss)	(5.20)	7.64	3.36	5.20	3.87	(4.83)	7.15	3.20	4.95	3.71

Net increase (decrease) from investment operations	(5.28)	7.54	3.26	4.98	3.61	(5.14)	6.83	2.91	4.58	3.32

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]

Net asset value, end of year	$30.29	$35.57	$28.03	$24.76	$19.78	$28.06	$33.20	$26.37	$23.45	$18.87

Total Investment Return
Based on net asset value[5]	(14.84)%[3]	26.90%[3]	13.21%[4]	25.18%[3]	22.33%[3]	(15.48)%[3]	25.90%[3]	12.45%[4]	24.27%[3]	21.35%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.48%	1.48%	1.66%	1.97%	2.04%	2.22%	2.23%	2.40%	2.72%	2.80%

Total expenses	1.73%	1.77%	1.95%	2.08%	2.15%	2.56%	2.56%	2.68%	2.73%	2.81%

Net investment loss	(0.22)%	(0.32)%	(0.35)%	(1.02)%	(1.36)%	(0.95)%	(1.06)%	(1.13)%	(1.77)%	(2.12)%

Supplemental Data
Net assets, end of year (000)	$495,656	$228,668	$96,194	$31,277	$31,282	$20,998	$35,928	$36,093	$37,132	$40,994

Portfolio turnover	164%	106%	120%	94%	106%	164%	106%	120%	94%	106%

See Notes to Financial Statements.
48	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	U.S. Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$33.18	$26.34	$23.43	$18.85	$15.53

Net investment loss[1]	(0.30)	(0.32)	(0.28)	(0.37)	(0.38)
Net realized and unrealized gain (loss)	(4.84)	7.16	3.18	4.95	3.70

Net increase (decrease) from investment operations	(5.14)	6.84	2.90	4.58	3.32

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]

Net asset value, end of year	$28.04	$33.18	$26.34	$23.43	$18.85

Total Investment Return
Based on net asset value[5]	(15.49)%[3]	25.97%[3]	12.42%[4]	24.30%[3]	21.38%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.21%	2.20%	2.37%	2.72%	2.81%

Total expenses	2.46%	2.51%	2.60%	2.73%	2.83%

Net investment loss	(0.95)%	(1.04)%	(1.07)%	(1.77)%	(2.13)%

Supplemental Data
Net assets, end of year (000)	$145,626	$88,826	$39,427	$20,774	$20,261

Portfolio turnover	164%	106%	120%	94%	106%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.04%.

5	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.
	ANNUAL REPORT	SEPTEMBER 30, 2008	49

Financial Highlights (continued)	Global Opportunities Portfolio

	Institutional
	Year Ended September 30,		Period January 31, 2006[1] to September 30, 2006
	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$13.31	$10.10	$10.00

Net investment income[2]	0.09	0.09	0.08
Net realized and unrealized gain (loss)	(2.77)	3.21	0.01

Net increase (decrease) from investment operations	(2.68)	3.30	0.09

Dividends and distributions from:
Net investment income	(0.17)	(0.09)	—
Net realized gain	(0.50)	—	—

Total dividends and distributions	(0.67)	(0.09)	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$9.96	$13.31	$10.10

Total Investment Return
Based on net asset value	(21.16)%[4]	32.81%[4]	1.00%[5,6]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.32%	1.29%	1.35%[7]

Total expenses	1.33%	1.32%	2.25%[7]

Net investment income	0.77%	0.78%	1.13%[7]

Supplemental Data
Net assets, end of period (000)	$36,625	$35,679	$9,099

Portfolio turnover	181%	107%	110%

	Investor A			Investor B
	Year Ended September 30,		Period January 31, 2006[1] to September 30, 2006	Year Ended September 30,		Period January 31, 2006[1] to September 30, 2006
	2008	2007		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$13.27	$10.08	$10.00	$13.16	$10.03	$10.00

Net investment income (loss)[2]	0.06	0.04	0.05	(0.04)	(0.04)	0.00 [8]
Net realized and unrealized gain (loss)	(2.77)	3.22	0.02	(2.76)	3.22	0.02

Net increase (decrease) from investment operations	(2.71)	3.26	0.07	(2.80)	3.18	0.02

Dividends and distributions from:
Net investment income	(0.14)	(0.07)	—	(0.03)	(0.05)	—
Net realized gain	(0.50)	—	—	(0.50)	—	—

Total dividends and distributions	(0.64)	(0.07)	—	(0.53)	(0.05)	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.01	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	9.92	13.27	$10.08	$9.83	$13.16	$10.03

Total Investment Return
Based on net asset value[9]	(21.44)%[4]	32.51%[4]	0.80%[5,6]	(22.13)%[4]	31.79%[4]	0.30%[5,6]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.60%	1.56%	1.65%[7]	2.36%	2.33%	2.40%[7]

Total expenses	1.60%	1.68%	2.84%[7]	2.37%	3.06%	4.95%[7]

Net investment income (loss)	0.49%	0.36%	0.70%[7]	(0.30)%	(0.39)%	(0.05)%[7]

Supplemental Data
Net assets, end of period (000)	$37,529	$40,467	$23,097	$5,665	$7,673	$4,907

Portfolio turnover	181%	107%	110%	181%	107%	110%

See Notes to Financial Statements.
50	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	Global Opportunities Portfolio

	Investor C
	Year Ended September 30,		Period January 31, 2006[1] to September 30, 2006
	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$13.16	$10.03	$10.00

Net investment income (loss)[2]	(0.03)	(0.05)	0.00 [8]
Net realized and unrealized gain (loss)	(2.77)	3.23	0.02

Net increase (decrease) from investment operations	(2.80)	3.18	0.02

Dividends and distributions from:
Net investment income	(0.04)	(0.05)	—
Net realized gain	(0.50)	—	—

Total dividends and distributions	(0.54)	(0.05)	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$9.82	$13.16	$10.03

Total Investment Return
Based on net asset value[9]	(22.14)%[4]	31.76%[4]	0.30%[5,6]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.37%	2.35%	2.40%[7]

Total expenses	2.38%	2.42%	3.38%[7]

Net investment loss	(0.26)%	(0.40)%	(0.01)%[7]

Supplemental Data
Net assets, end of period (000)	$18,074	$18,217	$10,012

Portfolio turnover	181%	107%	110%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.10%.

6	Aggregate total investment return.

7	Annualized.

8	Net investment income (loss) is less than $0.005 per share.

9	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.
	ANNUAL REPORT	SEPTEMBER 30, 2008	51

Financial Highlights (continued)	International Opportunities Portfolio

	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$51.08	$42.16	$34.34	$24.44	$19.96	$49.52	$41.06	$33.55	$23.93	$19.59

Net investment income[1]	0.47	0.48	0.37	0.53	0.08	0.28	0.32	0.29	0.44	0.06
Net realized and unrealized gain (loss)	(13.66)	14.98	8.57	9.68	4.41	(13.14)	14.58	8.32	9.45	4.29

Net increase (decrease) from investment operations	(13.19)	15.46	8.94	10.21	4.49	(12.86)	14.90	8.61	9.89	4.35

Dividends and distributions from:
Net investment income	(1.21)	(0.71)	(0.37)	(0.32)	(0.02)	(1.06)	(0.61)	(0.35)	(0.28)	(0.02)
Net realized gain	(7.24)	(5.83)	(0.76)	—	—	(7.24)	(5.83)	(0.76)	—	—

Total dividends and distributions	(8.45)	(6.54)	(1.13)	(0.32)	(0.02)	(8.30)	(6.44)	(1.11)	(0.28)	(0.02)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.01	0.01	0.00 [2]	0.00 [2]	0.01	0.01	0.01

Net asset value, end of year	$29.44	$51.08	$42.16	$34.34	$24.44	$28.36	$49.52	$41.06	$33.55	$23.93

Total Investment Return
Based on net asset value	(30.87)%[3,4]	40.42%[4]	26.64%[5]	42.13%[6]	22.54%[7]	(31.10)%[3,4]	40.00%[4]	26.30%[5]	41.65%[6]	22.25%[7]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.25%	1.25%	1.33%	1.45%	1.45%	1.58%	1.58%	1.57%	1.74%	1.75%

Total expenses	1.25%	1.25%	1.33%	1.51%	1.58%	1.58%	1.59%	1.58%	1.76%	1.91%

Net investment income	1.18%	1.06%	0.91%	1.81%	0.31%	0.72%	0.73%	0.73%	1.52%	0.21%

Supplemental Data
Net assets, end of year (000)	$450,605	$492,444	$336,000	$216,070	$96,535	$64,368	$172,135	$128,879	$44,308	$19,167

Portfolio turnover	138%	77%	91%	86%	98%	138%	77%	91%	86%	98%

See Notes to Financial Statements.
52	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)	International Opportunities Portfolio

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$49.19	$40.81	$33.36	$23.78	$19.49

Net investment income (loss)[1]	0.33	0.30	0.23	0.44	(0.02)
Net realized and unrealized gain (loss)	(13.09)	14.49	8.32	9.38	4.32

Net increase (decrease) from investment operations	(12.76)	14.79	8.55	9.82	4.30

Dividends and distributions from:
Net investment income	(1.05)	(0.58)	(0.35)	(0.25)	(0.02)
Net realized gain	(7.24)	(5.83)	(0.76)	—	—

Total dividends and distributions	(8.29)	(6.41)	(1.11)	(0.25)	(0.02)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.01	0.01

Net asset value, end of year	$28.14	$49.19	$40.81	$33.36	$23.78

Total Investment Return
Based on net asset value[8]	(31.09)%[3,4]	39.98%[4]	26.24%[5]	41.60%[7]	22.11%[9]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.58%	1.60%	1.63%	1.75%	1.89%

Total expenses	1.58%	1.60%	1.74%	1.86%	2.06%

Net investment income (loss)	0.87%	0.69%	0.62%	1.53%	(0.06)%

Supplemental Data
Net assets, end of year (000)	$482,526	$555,189	$407,282	$253,710	$99,879

Portfolio turnover	138%	77%	91%	86%	98%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Payment from affiliate of $112,880 received by the Portfolio is reflected in total return calculations. There was no impact to the return.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.03%.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.04%.

7	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.05%.

8	Total investment returns exclude the effects of sales charges.

9	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.06%.

See Notes to Financial Statements.
	ANNUAL REPORT	SEPTEMBER 30, 2008	53

Financial Highlights (continued)	International Opportunities Portfolio

	Investor B
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$46.43	$38.81	$31.97	$22.80	$18.83

Net investment income (loss)[1]	(0.06)	(0.04)	(0.07)	0.18	(0.21)
Net realized and unrealized gain (loss)	(12.16)	13.74	7.95	9.05	4.19

Net increase (decrease) from investment operations	(12.22)	13.70	7.88	9.23	3.98

Dividends and distributions from:
Net investment income	(0.68)	(0.25)	(0.29)	(0.07)	(0.02)
Net realized gain	(7.24)	(5.83)	(0.76)	—	—

Total dividends and distributions	(7.92)	(6.08)	(1.05)	(0.07)	(0.02)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.01	0.01

Net asset value, end of year	$26.29	$46.43	$38.81	$31.97	$22.80

Total Investment Return
Based on net asset value[3]	(31.63)%[4,5]	38.89%[5]	25.24%[6]	40.58%[7]	21.18%[8]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.35%	2.37%	2.43%	2.50%	2.65%

Total expenses	2.35%	2.37%	2.43%	2.51%	2.72%

Net investment income (loss)	(0.15)%	(0.10)%	(0.22)%	0.68%	(0.94)%

Supplemental Data
Net assets, end of year (000)	$42,927	$102,624	$91,605	$73,946	$45,167

Portfolio turnover	138%	77%	91%	86%	98%

See Notes to Financial Statements.
54	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (concluded)	International Opportunities Portfolio

	Investor C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$46.34	$38.78	$31.93	$22.80	$18.84

Net investment income (loss)[1]	0.03	(0.03)	(0.04)	0.21	(0.21)
Net realized and unrealized gain (loss)	(12.20)	13.71	7.93	9.01	4.18

Net increase (decrease) from investment operations	(12.17)	13.68	7.89	9.22	3.97

Dividends and distributions from:
Net investment income	(0.72)	(0.29)	(0.29)	(0.10)	(0.02)
Net realized gain	(7.24)	(5.83)	(0.76)	—	—

Total dividends and distributions	(7.96)	(6.12)	(1.05)	(0.10)	(0.02)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.01	0.01	0.01

Net asset value, end of year	$26.21	$46.34	$38.78	$31.93	$22.80

Total Investment Return
Based on net asset value[3]	(31.61)%[4,5]	38.91%[5]	25.33%[6]	40.60%[8]	21.12%[8]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.32%	2.36%	2.37%	2.50%	2.65%

Total expenses	2.32%	2.36%	2.37%	2.51%	2.72%

Net investment income (loss)	0.08%	(0.08)%	(0.13)%	0.75%	(0.86)%

Supplemental Data
Net assets, end of year (000)	$194,068	$255,980	$205,958	$130,138	$54,894

Portfolio turnover	138%	77%	91%	86%	98%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Total investment returns exclude the effects of sales charges.

4	Payment from affiliate of $112,880 received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.03%.

7	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.04%.

8	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for redemption fees received during the period was an increase of 0.05%.

See Notes to Financial Statements.
	ANNUAL REPORT	SEPTEMBER 30, 2008	55

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2008, the Fund had 27 registered portfolios, of which the BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”), BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities”), BlackRock Global Opportunities Portfolio (“Global Opportunities”) and BlackRock International Opportunities Portfolio (“International Opportunities”), (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. R Shares are sold without a sales charge and only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B, Investor C and R Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

Fund Reorganization:

The Board of Trustees (the “Board”) of Science & Technology Opportunities and shareholders of the below BlackRock Funds approved a reorganization with BlackRock Technology Fund, Inc. (the “Reorganization”), as indicated below. The Reorganization was tax-free event and took place on September 15, 2008.

Target Fund	Acquiring Portfolio
BlackRock Technology Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio

Under the agreement and plan of reorganization with respect to the Reorganization, BlackRock Technology Fund, Inc. Investor A Shares, Investor B Shares, Investor C Shares, Institutional Shares and R Shares were exchanged for BlackRock Portfolio Investor A Shares, Investor B Shares, Investor C Shares, Institutional Shares and R Shares, respectively. The conversion ratios for each Share class were as follows:

Science & Technology Opportunities	BlackRock Technology Fund, Inc.
Investor A	0.89302835
Investor B	0.87637176
Investor C	0.87439671
Institutional	0.88413428
R	0.83033708

The net assets before and after the Reorganization and shares issued and redeemed in the Reorganization were as follows:

BlackRock Portfolio	Net Assets Combined After Reorganization as of September 12, 2008	Net Assets Prior to Reorganization as of September 12, 2008	Shares Issued	Technology Fund Shares Redeemed
Science & Technology Opportunities	$172,438,131	$41,095,813	18,216,414	20,570,019

Included in the net assets acquired were the following components:

BlackRock Fund	Paid In Capital	Accumulated Net Realized Loss	Net Unrealized Depreciation	Net Assets
BlackRock Technology Fund, Inc.	$1,344,537,764	$(1,204,274,389)	$(8,921,057)	$131,342,318

On September 15, 2008, BlackRock Global Science & Technology Opportunities Portfolio was renamed BlackRock Science & Technology Opportunities Portfolio.

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day. The Portfolios value their investments in the BlackRock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

56	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolios and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•

Foreign currency exchange contracts – The Portfolios may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Currency contracts, when used by a Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

•

Futures – The Portfolios may purchase or sell financial or index futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•

Options – The Portfolios may purchase and write call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). If an option is exercised, the premium paid or received is added to the cost of the purchase or the proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Each Portfolio reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

ANNUAL REPORT	SEPTEMBER 30, 2008	57

Notes to Financial Statements (continued)

Preferred Stock: The Portfolios may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Portfolio segregate assets in connection with certain investments (e.g., futures) or certain borrowings, each Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual method. The Portfolios amortize all premiums and discounts on debt securities. Income, realized and unrealized gains and losses of a Portfolio are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates.

Securities Lending: The Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the United States government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The Portfolios typically receive the income on the loaned securities but do not receive the income on the collateral. Where the Portfolios receive cash collateral, they may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower.

The Portfolios may receive a flat fee for their loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities either in the event of borrower default or in the event of losses on investments made with cash collateral.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective March 31, 2008, the Portfolios implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to each Portfolio, and has determined that FIN 48 does not have a material impact on each Portfolio’s financial statements. The Portfolios file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s U.S. federal tax returns remains open for the years ended September 30, 2005 through September 30, 2007. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No.

58	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

133-1 and FASB Interpretation No. 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “FSP”), was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to one of the Portfolios or classes are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreements and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

	First $1 Billion	$1 Billion - $2 Billion	$2 Billion - $3 Billion	Greater Than $3 Billion
U.S. Opportunities	1.100%	1.050%	1.025%	1.000%
Science & Technology Opportunities and Global Opportunities	0.900	0.850	0.800	0.750
Health Sciences Opportunities	0.750	0.700	0.675	0.650
International Opportunities	1.000	0.950	0.900	0.850

In addition, the Advisor has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Advisor, to serve as sub-advisor for a portion of the assets of Global Opportunities and BlackRock International, Ltd., an affiliate of the Advisor, to serve as sub-advisor for International Opportunities. The Advisor pays the sub-advisors, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the applicable Portfolio to the Advisor.

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2009, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding; interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	R
Science & Technology Opportunities	1.35%	1.73%	1.75%	2.65%	2.65%	2.57%
Health Sciences Opportunities	1.25%	1.55%	1.55%	2.25%	2.25%	N/A
U.S. Opportunities	1.00%	1.60%	1.60%	2.25%	2.25%	N/A
Global Opportunities	1.35%	1.65%[1]	1.65%	2.40%	2.40%	N/A
International Opportunities	1.45%	1.75%	1.92%	2.67%	2.67%	N/A

1	There were no shares outstanding as of September 30, 2008.

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio.

Prior to January 1, 2008, the fee was paid at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% of average daily gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

Effective January 1, 2008, the fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

ANNUAL REPORT	SEPTEMBER 30, 2008	59

Notes to Financial Statements (continued)

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), formerly PFPC Inc., an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2008, the Portfolios incurred the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

Science & Technology Opportunities	$30,422
Health Sciences Opportunities	354,052
U.S. Opportunities	175,213
Global Opportunities	40,943
International Opportunities	337,788

PNCGIS and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion of each Portfolio. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Portfolios have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”) or its affiliates. Pursuant to that order, the Portfolios have retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. The portion of the securities on loan as of year-end with MLPF&S or its affiliates and the securities lending agent fees received by BIM during the year were as follows:

	Value of securities loans to affiliates as of September 30, 2008	Securities lending agent fees for the year ended September 30, 2008
Science & Technology Opportunities	$—	$1,906
Health Sciences Opportunities	1,685,970	191,549
U.S. Opportunities	21,489,294	196,244
International Opportunities	—	14,780

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Distributors, Inc. (“BDI”), an affiliate of BlackRock, Inc. Pursuant to the Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BDI ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
R	0.25%	0.25%

For the year ended September 30, 2008, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Science & Technology Opportunities	$59,215
Health Sciences Opportunities	1,755,593
U.S. Opportunities	391,963
Global Opportunities	62,770
International Opportunities	1,147,215

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the year ended September 30, 2008, each Portfolio reimbursed the Advisor the following amounts for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

60	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

	Share Classes
Call Center	Institutional	Service	Investor A	Investor B	Investor C	Total
Science & Technology Opportunities	$362	$58	$8,871	$2,360	$651	$12,302
Health Sciences Opportunities	4,373	636	61,581	13,706	22,352	102,648
U.S. Opportunities	5,635	2,148	55,901	6,262	10,348	80,294
Global Opportunities	1,127	—	5,455	1,360	1,779	9,721
International Opportunities	10,798	3,364	46,625	6,712	14,127	81,626

For the year ended September 30, 2008, the following charts show the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Share Classes
Administration Fees	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Science & Technology Opportunities	$907	$35	$6,852	$1,804	$2,297	$15	$11,910
Health Sciences Opportunities	42,663	1,696	148,116	22,213	85,529	—	300,217
U.S. Opportunities	51,917	21,548	84,988	6,468	29,261	—	194,182
Global Opportunities	10,340	—	10,975	1,875	5,084	—	28,274
International Opportunities	119,337	36,235	131,943	18,651	59,223	—	365,389

	Share Classes
Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Science & Technology Opportunities	$907	$34	$6,837	$1,798	$330	$15	$9,921
U.S. Opportunities	51,917	27	155	4,958	296	—	57,353
Global Opportunities	2,514	—	660	484	1,216	—	4,874
International Opportunities	—	442	—	—	—	—	442

	Share Classes
Service and Distribution Fees	Service	Investor A	Investor B	Investor C	R	Total
Science & Technology Opportunities	$351	$69,840	$73,321	$96,675	$356	$240,543
Health Sciences Opportunities	16,809	1,636,587	889,099	3,426,185	—	5,968,680
U.S. Opportunities	216,243	850,330	258,781	1,172,470	—	2,497,824
Global Opportunities	—	110,116	75,296	203,844	—	389,256
International Opportunities	363,903	1,373,698	747,194	2,373,434	—	4,858,229

	Share Classes
Transfer Agent Fees	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Science & Technology Opportunities	$14,398	$431	$99,085	$37,969	$28,351	$430	$180,664
Health Sciences Opportunities	182,690	13,846	1,348,531	213,430	526,238	—	2,284,735
U.S. Opportunities	293,954	132,307	713,702	74,642	224,810	—	1,439,415
Global Opportunities	44,083	—	55,599	10,276	29,573	—	139,531
International Opportunities	337,097	209,609	844,946	121,551	332,005	—	1,845,208

	Share Classes
Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Total
Science & Technology Opportunities	$359	$58	$8,823	$2,349	$1	$11,590
U.S. Opportunities	5,634	19	1,075	6,243	241	13,212
Global Opportunities	52	—	—	183	25	260

	Share Classes
Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	R	Total
Science & Technology Opportunities	$10,940	$170	$41,166	$12,714	$2,318	$143	$67,451
U.S. Opportunities	288,138	207	308	13,323	365	—	302,341
Global Opportunities	2,502	—	1,289	50	1,358	—	5,199
International Opportunities	—	122	—	—	—	—	122

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate

ANNUAL REPORT	SEPTEMBER 30, 2008	61

Notes to Financial Statements (continued)

continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At September 30, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2009	2010	2011
Science & Technology Opportunities	$109,289	$120,153	$109,484
Health Sciences Opportunities	—	18,972	—
U.S. Opportunities	427,587	1,134,428	1,399,190
Global Opportunities	263,545	51,967	10,919
International Opportunities	—	13,266	260

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Advisor, expired on January 31, 2008:

Science & Technology Opportunities	$95,323
U.S. Opportunities	8,580
International Opportunities	81,759

For the year ended September 30, 2008, Merrill Lynch, through its affiliated broker dealer, Merrill Lynch, Pierce, Fenner and Smith Incorporated, earned commissions on transactions of securities as follows:

Science & Technology Opportunities	$426
Health Sciences Opportunities	60,890
U.S. Opportunities	42,066
Global Opportunities	6,453
International Opportunities	24,354

For the year ended September 30, 2008, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Shares as follows:

Science & Technology Opportunities	$23,660
Health Sciences Opportunities	78,430
U.S. Opportunities	231,206
Global Opportunities	35,509
International Opportunities	327,740

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

For the year ended September 30, 2008, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
Science & Technology Opportunities	$800	$13,184	$5,707
Health Sciences Opportunities	18,643	184,430	43,895
U.S. Opportunities	2,588	38,618	41,795
Global Opportunities	262	21,554	3,665
International Opportunities	1,184	101,392	55,492

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the year ended September 30, 2008, was as follows which are included in interest from affiliates on the Statements of Operations:

Science & Technology Opportunities	$1,150
Health Sciences Opportunities	15,490
U.S. Opportunities	8,453
Global Opportunities	1,197
International Opportunities	10,193

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

In March 2008, the Advisor determined that International Opportunities violated a fundamental investment policy. The Portfolio purchased shares in a registered investment company (“RIC”) representing over 3% of the total outstanding voting stock of the acquired RIC. The Portfolio sold a portion of its holdings to reduce its ownership to below the 3% level and the Advisor reimbursed the Portfolio $112,880 for the realized losses incurred from the date of the violation (March 7, 2008) through the date of the disposition (March 10, 2008).

During the year ended September 30, 2008, the following Portfolios received reimbursements from an affiliate, which are included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors. The amounts of the reimbursements to the Portfolios were:

Science & Technology Opportunities	$97
Health Sciences Opportunities	113,829
Global Opportunities	324
International Opportunities	10,977

Certain officers and/or trustees of the Fund are officers and/or trustees/directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the year ended September 30, 2008, purchases and sales of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Science & Technology Opportunities	$48,714,351	$43,691,311
Health Sciences Opportunities	1,012,714,118	1,086,095,680
U.S. Opportunities	1,736,233,803	1,132,638,629
Global Opportunities	201,128,490	183,752,118
International Opportunities	1,962,899,208	1,845,493,536

62	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

Written options transactions entered into during the year ended September 30, 2008 are summarized as follows:

Health Sciences Opportunities	Contracts	Premium
Balance at 9/30/07	—	$—
Written	(101,743)	(16,886,980)
Expired	59,779	8,835,696
Closed	29,497	6,358,062
Exercised	12,467	1,693,222

Balance at 9/30/08	—	$—

4. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2008 and was subsequently renewed. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios pay a commitment fee of 0.06% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the year ended September 30, 2008.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The following permanent differences as of September 30, 2008 attributable to net operating losses, foreign currency transactions, expiration of capital loss carryforwards, the reclassification of distributions paid, the tax character of income recognized from partnerships and the classification of settlement proceeds were reclassified to the following accounts:

	Increase (Decrease) Paid in-Capital	Increase Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gain/(Loss)
Science & Technology Opportunities	$(987,290,181)	$454,128	$986,836,053
Health Science Opportunities	—	2,439,990	(2,439,990)
U.S. Opportunities	(4,926,511)	4,578,372	348,139
Global Opportunities	—	1,036,608	(1,036,608)
International Opportunities	(96,090)	12,005,506	(11,909,416)

The tax character of distributions during the years ended September 30, 2008 and September 30, 2007 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Health Science Opportunities
9/30/08	$27,000,243	$20,499,421	$47,499,664
9/30/07	—	12,709,136	12,709,136
Global Opportunities
9/30/08	4,547,266	671,586	5,218,852
9/30/07	321,286	—	321,286
International Opportunities
9/30/08	88,093,441	176,075,415	264,168,856
9/30/07	95,818,225	85,587,455	181,405,680

As of September 30, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforward	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)*	Total Accumulated Net Earnings (Losses)
Science & Technology Opportunities	$—	$(289,193,037)	$—	$(11,157,129)	$(300,350,166)
Health Science Opportunities	24,614,965	—	60,752,161	87,281,783	172,648,909
U.S. Opportunities	—	(52,790,948)	—	(88,936,277)	(141,727,225)
Global Opportunities	—	—	—	(13,157,185)	(13,157,185)
International Opportunities	12,813,041	—	—	(182,452,991)	(169,639,950)

*	The difference between book-basis and tax-basis net unrealized gains/(losses) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, unamortized organization costs for tax purposes, the deferral of losses on straddles for tax purposes, the timing of recognition of income from partnerships and the difference between the book and tax treatment of securities on loan.

As of September 30, 2008, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30,
	2009	2010	2011	2015
Science & Technology Opportunities	$226,710,557	$7,544,799	$—	$54,937,681
U.S. Opportunities	—	36,277,437	16,513,511	—

6. Market Risk:

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

ANNUAL REPORT	SEPTEMBER 30, 2008	63

Notes to Financial Statements (continued)

7. Capital Shares Transactions:

Transactions in shares for each year were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
Science & Technology Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares issued from the reorganization	5,985,171	$44,785,989	—	—
Shares sold	200,203	1,729,191	129,275	$1,015,022

Total issued	6,185,374	46,515,180	129,275	1,015,022
Shares redeemed	(198,473)	(1,555,290)	(144,018)	(1,121,471)

Net increase (decrease)	5,986,901	$44,959,890	(14,743)	$(106,449)

Service
Shares sold	7,103	$61,566	5,656	$45,500
Shares redeemed	(5,386)	(41,218)	(12,746)	(94,398)

Net increase (decrease)	1,717	$20,348	(7,090)	$(48,898)

Investor A
Shares issued from the reorganization	8,192,933	$59,135,218	—	—
Shares sold	2,789,422	21,786,402	1,259,321	$9,878,275

Total issued	10,982,355	80,921,620	1,259,321	9,878,275
Shares redeemed	(2,652,055)	(19,857,422)	(647,942)	(4,889,399)

Net increase	8,330,300	$61,064,198	611,379	$4,988,876

Investor B
Shares issued from the reorganization	1,380,801	$9,336,277	—	—
Shares sold	153,054	1,159,204	121,861	$885,132

Total issued	1,533,855	10,495,481	121,861	885,132
Shares redeemed	(806,074)	(5,864,330)	(595,194)	(4,274,956)

Net increase (decrease)	727,781	$4,631,151	(473,333)	$(3,389,824)

Investor C
Shares issued from the reorganization	2,471,268	$16,692,503	—	—
Shares sold	288,948	2,212,142	717,628	$5,212,904

Total issued	2,760,216	18,904,645	717,628	5,212,904
Shares redeemed	(443,267)	(3,147,730)	(512,221)	(3,661,546)

Net increase	2,316,949	$15,756,915	205,407	$1,551,358

R
Shares issued from the reorganization	186,241	$1,392,331	—	—
Shares sold	12,787	94,885	—	—

Total issued	199,028	1,487,216	—	—
Shares redeemed	(3,537)	(25,552)	—	—

Net increase	195,491	$1,461,664	—	—

64	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

Health Sciences Opportunities	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,360,582	$71,114,202	2,652,938	$73,240,733
Shares issued in reinvestment of dividends	206,270	6,381,988	56,271	1,496,805

Total issued	2,566,852	77,496,190	2,709,209	74,737,538
Shares redeemed	(1,789,484)	(52,047,635)	(1,322,913)	(36,368,909)

Net increase	777,368	$25,448,555	1,386,296	$38,368,629

Service
Shares sold	68,625	$1,990,269	146,215	$4,003,506
Shares issued in reinvestment of dividends	9,591	291,761	2,584	67,612

Total issued	78,216	2,282,030	148,799	4,071,118
Shares redeemed	(135,331)	(3,869,823)	(55,912)	(1,511,050)

Net increase (decrease)	(57,115)	$(1,587,793)	92,887	$2,560,068

Investor A
Shares sold	3,866,195	$112,836,542	12,029,609	$326,011,610
Shares issued in reinvestment of dividends	774,671	23,511,250	213,260	5,568,206

Total issued	4,640,866	136,347,792	12,242,869	331,579,816
Shares redeemed	(7,991,237)	(229,010,671)	(5,702,448)	(154,261,812)

Net increase (decrease)	(3,350,371)	$(92,662,879)	6,540,421	$177,318,004

Investor B
Shares sold	134,108	$3,724,930	701,810	$18,093,155
Shares issued in reinvestment of dividends	88,135	2,556,802	42,992	1,073,488

Total issued	222,243	6,281,732	744,802	19,166,643
Shares redeemed	(587,431)	(16,148,103)	(577,497)	(14,976,773)

Net increase (decrease)	(365,188)	$(9,866,371)	167,305	$4,189,870

Investor C
Shares sold	837,443	$23,392,641	4,662,549	$120,324,076
Shares issued in reinvestment of dividends	362,228	10,486,508	71,871	1,792,457

Total issued	1,199,671	33,879,149	4,734,420	122,116,533
Shares redeemed	(2,642,187)	(71,536,281)	(2,210,886)	(56,979,482)

Net increase (decrease)	(1,442,516)	$(37,657,132)	2,523,534	$65,137,051

ANNUAL REPORT	SEPTEMBER 30, 2008	65

Notes to Financial Statements (continued)

U.S. Opportunities	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,527,636	$232,856,375	4,219,830	$140,879,893
Shares redeemed	(1,386,445)	(48,859,106)	(659,811)	(22,390,949)

Net increase	5,141,191	$183,997,269	3,560,019	$118,488,944

Service
Shares sold	3,094,115	$107,890,871	1,237,974	$42,170,871
Shares redeemed	(727,325)	(24,788,342)	(72,552)	(2,451,174)

Net increase	2,366,790	$83,102,529	1,165,422	$39,719,697

Investor A
Shares sold	12,405,934	$421,435,122	4,511,775	$145,396,928
Shares redeemed	(2,468,662)	(83,100,583)	(1,514,144)	(48,692,644)

Net increase	9,937,272	$338,334,539	2,997,631	$96,704,284

Investor B
Shares sold	309,367	$9,956,416	279,440	$8,308,268
Shares redeemed	(643,101)	(20,686,509)	(566,285)	(17,226,837)

Net decrease	(333,734)	$(10,730,093)	(286,845)	$(8,918,569)

Investor C
Shares sold	3,202,904	$102,028,096	1,487,039	$44,530,359
Shares redeemed	(687,264)	(21,479,035)	(306,488)	(9,229,010)

Net increase	2,515,640	$80,549,061	1,180,551	$35,301,349

66	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

	Year Ended September 30, 2008		Year Ended September 30, 2007
Global Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,871,396	$22,994,920	2,617,422	$31,249,421
Shares issued in reinvestment of dividends	52,175	655,316	2,610	28,474

Total issued	1,923,571	23,650,236	2,620,032	31,277,895
Shares redeemed	(927,987)	(10,862,583)	(840,104)	(10,526,865)

Net increase	995,584	$12,787,653	1,779,928	$20,751,030

Service
Shares sold	—	—	1,984	$20,013
Shares issued in reinvestment of dividends	—	—	—	1

Total issued	—	—	1,984	20,014
Shares redeemed	—	—	(2,994)	(39,583)

Net decrease	—	—	(1,010)	$(19,569)

Investor A
Shares sold	2,077,064	$24,760,185	1,299,421	$15,413,998
Shares issued in reinvestment of dividends	138,763	1,741,483	12,984	141,531

Total issued	2,215,827	26,501,668	1,312,405	15,555,529
Shares redeemed	(1,483,646)	(16,792,204)	(554,008)	(6,422,507)

Net increase	732,181	$9,709,464	758,397	$9,133,022

Investor B
Shares sold	129,011	$1,612,083	177,835	$2,051,505
Shares issued in reinvestment of dividends	17,440	218,352	1,622	17,601

Total issued	146,451	1,830,435	179,457	2,069,106
Shares redeemed	(153,153)	(1,781,665)	(85,427)	(996,859)

Net increase (decrease)	(6,702)	$48,770	94,030	$1,072,247

Investor C
Shares sold	902,717	$11,026,553	618,436	$7,153,639
Shares issued in reinvestment of dividends	41,450	518,953	3,093	33,589

Total issued	944,167	11,545,506	621,529	7,187,228
Shares redeemed	(487,805)	(5,757,989)	(235,038)	(2,705,934)

Net increase	456,362	$5,787,517	386,491	$4,481,294

ANNUAL REPORT	SEPTEMBER 30, 2008	67

Notes to Financial Statements (continued)

	Year Ended September 30, 2008		Year Ended September 30, 2007
International Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	8,315,655	$319,379,089	5,437,594	$249,562,876
Shares issued in reinvestment of dividends	1,290,442	54,624,699	985,017	40,563,000

Total issued	9,606,097	374,003,788	6,422,611	290,125,876
Shares redeemed	(3,940,492)	(148,720,827)	(4,753,218)	(217,957,963)

Net increase	5,665,605	$225,282,961	1,669,393	$72,167,913

Service
Shares sold	924,653	$34,809,315	558,336	$24,349,747
Shares issued in reinvestment of dividends	664,200	27,165,771	463,687	18,561,373

Total issued	1,588,853	61,975,086	1,022,023	42,911,120
Shares redeemed	(2,795,756)	(98,602,667)	(684,419)	(29,971,638)

Net increase (decrease)	(1,206,903)	$(36,627,581)	337,604	$12,939,482

Investor A
Shares sold	8,805,941	$329,503,186	2,798,164	$121,132,644
Shares issued in reinvestment of dividends	2,080,883	84,442,326	1,428,033	56,793,130

Total issued	10,886,824	413,945,512	4,226,197	177,925,774
Shares redeemed	(5,029,800)	(185,085,966)	(2,917,616)	(127,250,785)

Net increase	5,857,024	$228,859,546	1,308,581	$50,674,989

Investor B
Shares sold	211,829	$7,530,494	102,178	$4,163,593
Shares issued in reinvestment of dividends	403,239	15,379,610	332,037	12,540,780

Total issued	615,068	22,910,104	434,215	16,704,373
Shares redeemed	(1,192,608)	(42,182,227)	(584,189)	(24,143,077)

Net decrease	(577,540)	$(19,272,123)	(149,974)	$(7,438,704)

Investor C
Shares sold	2,674,323	$93,386,640	392,127	$16,203,950
Shares issued in reinvestment of dividends	1,055,533	40,132,456	784,968	29,585,553

Total issued	3,729,856	133,519,096	1,177,095	45,789,503
Shares redeemed	(1,849,406)	(63,026,557)	(963,705)	(39,597,188)

Net increase	1,880,450	$70,492,539	213,390	$6,192,315

There is a 2% redemption fee on shares of certain Portfolios redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Portfolio for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

68	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (concluded)

8. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close on or before December 31, 2008.

Effective October 1, 2008, BlackRock Investments, Inc., an affiliate of the Advisor, replaced BDI as the distributor of the Fund. The service and distribution fees will not change as a result of this transaction.

ANNUAL REPORT	SEPTEMBER 30, 2008	69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Science & Technology Opportunities (formerly Global Science & Technology Opportunities), BlackRock Health Sciences Opportunities, BlackRock U.S. Opportunities, BlackRock Global Opportunities and BlackRock International Opportunities Portfolios [five of the twenty-seven portfolios constituting the BlackRock Funds (the “Fund”), (collectively, the “Portfolios”)] as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2008

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Portfolios during the taxable period ended September 30, 2008:

	Payable Date	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividends Received Deduction for Corporations*	Short-term Capital Gain Dividends for Non U.S. Residents**	Foreign Source Income	Foreign Taxes Paid Per Share
BlackRock Health Sciences Opportunities Portfolio	12/07/07	33.47%	30.52%	100.00%	0.00%	0.0000
BlackRock Global Opportunities Portfolio	12/17/07	27.08%	12.30%	77.18%	0.00%	0.0000
BlackRock International Opportunities Portfolio	12/07/07	26.90%	0.82%	61.08%	25.37%	0.0876

*	The funds hereby designate the percentage indicated above or the maximum amount allowable by law.

**	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Portfolios distributed Long-Term Capital Gains per share as follows:

	Payable Date	Long-Term Capital Gain
BlackRock Health Sciences Opportunities Portfolio	12/07/07	$0.452906
BlackRock Global Opportunities Portfolio	12/17/07	0.080506
BlackRock International Opportunities Portfolio	12/07/07	5.501382

70	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of BlackRock Funds (the “Fund”) met in person in April and June 2008 to consider the approval of the Fund’s investment advisory agreement with BlackRock Advisors, LLC (the “Advisor”), with respect to each of the portfolios of the Fund, including BlackRock Science & Technology Opportunities Portfolio, BlackRock Health Sciences Opportunities Portfolio, BlackRock U.S. Opportunities Portfolio, BlackRock Global Opportunities Portfolio and BlackRock International Opportunities Portfolio (each, a “Portfolio”) (the “Advisory Agreement”). The Board also considered the approval of the subadvisory agreement between the Advisor and BlackRock Financial Management, Inc. with respect to the Global Opportunities Portfolio and the subadvisory agreement between the Advisor and BlackRock International, Ltd. (together with BlackRock Financial Management, Inc., the “Subadvisors”) with respect to the International Opportunities Portfolio (collectively, the “Subadvisory Agreements”). The Advisor and the Subadvisors are referred to herein as “BlackRock.” The Advisory Agreement and the Subadvisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are both Independent Trustees. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by, Independent Trustees.

The Agreements

Upon the consummation of the combination of BlackRock’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (the “Transaction”), the Fund entered into an Advisory Agreement with respect to each Portfolio with the Advisor with an initial two-year term and the Advisor entered into a Subadvisory Agreement with respect to certain Portfolios with the pertinent Subadvisor with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of each Agreement’s initial two-year term, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to each Portfolio by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided to the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management’s and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Portfolios, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Portfolio’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 16, 2008 meeting at which approval of the Agreements was to be considered, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on each Portfolio’s fees and expenses and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper (“Peers”); (b) information on the profitability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding each Portfolio’s shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 16, 2008 meeting, the Board requested and subsequently received from BlackRock (i) comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Portfolio profitability, Portfolio size and Portfolio fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings of the Portfolios, allocation of Portfolio brokerage fees (including the benefits of “soft dollars”), and

ANNUAL REPORT	SEPTEMBER 30, 2008	71

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

direct and indirect benefits to BlackRock and its affiliates from their relationship with the Portfolios. The Board did not identify any particular information as controlling, and each Trustee may have attributed different weights to the various items considered.

At an in-person meeting held on April 16, 2008, the Board discussed and considered the proposed renewal of the Agreements. As a result of the discussions, the Board requested and BlackRock provided additional information, as detailed above, in advance of the June 3-4, 2008 Board meeting. At the in-person meeting held on June 3-4, 2008, the Board, including the Independent Trustees, unanimously approved the continuation of (a) the Advisory Agreement between the Advisor and the Fund with respect to each Portfolio for a one-year term ending June 30, 2009; (b) the Subadvisory Agreement between the Advisor and BlackRock Financial Management, Inc. with respect to the Global Opportunities Portfolio for a one-year term ending June 30, 2009; and (c) the Subadvisory Agreement between the Advisor and BlackRock International, Ltd. with respect to the International Opportunities Portfolio for a one-year term ending June 30, 2009. The Board considered all factors it believed relevant with respect to each Portfolio, including, among other factors: (i) the nature, extent and quality of the services provided by BlackRock; (ii) the investment performance of the Portfolio and BlackRock portfolio management; (iii) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Portfolio; and (iv) economies of scale.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. The Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Portfolio’s portfolio management team discussing Portfolio performance and the Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally, and of each Portfolio’s portfolio management team; BlackRock’s portfolio trading capabilities; BlackRock’s use of technology; BlackRock’s commitment to compliance; and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock’s compensation structure with respect to the portfolio management teams of the Portfolios and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Portfolios. BlackRock and its affiliates provide the Portfolios with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Portfolios. In addition to investment advisory services, BlackRock and its affiliates provide the Portfolios with other services, including (a) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (b) assisting with daily accounting and pricing; (c) overseeing and coordinating the activities of other service providers; (d) organizing Board meetings and preparing the materials for such Board meetings; (e) providing legal and compliance support; and (f) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Portfolios and BlackRock: The Board, including the Independent Trustees, also reviewed and considered the performance history of each Portfolio. In preparation for the April 16, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to a representative group of similar funds as determined by Lipper and to all funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Portfolio throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that (a) the Science & Technology Opportunities, Health Sciences Opportunities, International Opportunities and U.S. Opportunities Portfolios each performed at or above the median for the Portfolio’s Peers in each of the one-, three- and five-year periods reported and (b) the Global Opportunities Portfolio, which commenced operations on January 31, 2006, performed above the median for its Peers for the one-year period and since inception.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to Be Realized by BlackRock and its Affiliates from the Relationship with Each Portfolio: The Board, including the Independent Trustees, reviewed each Portfolio’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared each Portfolio’s total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Portfolios. The Board was also provided with a profitability

72	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Portfolio and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Portfolio and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that are expected by the Board.

The Board noted that although the Global Opportunities, Science & Technology Opportunities and Health Science Opportunities Portfolios each paid contractual advisory fees higher than its Peers, such fees were within five basis points of the median amount. The Board further noted that the Science & Technology Opportunities and Health Science Opportunities Portfolios each paid actual advisory fees, net of fee waivers and expense reimbursements, lower than or equal to the median for its Peers.

The Board noted that the International Opportunities and U.S. Opportunities Portfolios each paid contractual advisory fees higher than the median for its Peers.

The Board noted that BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Portfolio expenses on a class basis. The Board also took into account that each Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale.

D. Economies of Scale: The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Portfolios increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolios to participate in these economies of scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolios. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the anticipated efficiencies in the processes of BlackRock’s overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Board found, based on its review of comparable funds, that each Portfolio’s management fee is appropriate in light of the scale of the Portfolio.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock may derive from its relationship with the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research, obtained by soft dollars generated by transactions in the Portfolios, to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board approved the continuation of (a) the Advisory Agreement between the Advisor and the Fund with respect to each Portfolio for a one-year term ending June 30, 2009; (b) the Subadvisory Agreement between the Advisor and BlackRock Financial Management, Inc. with respect to the Global Opportunities Portfolio for a one-year term ending June 30, 2009; and (c) the Subadvisory Agreement between the Advisor and BlackRock International, Ltd. with respect to the International Opportunities Portfolio for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the pertinent Portfolio and the Portfolio’s shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolios reflect the results of several years of review by the Trustees and predecessor Trustees, and discussions between the Trustees (and predecessor Trustees) and BlackRock (and predecessor advisors). Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	SEPTEMBER 30, 2008	73

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Co-Chair of the Board of Trustees and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 Funds 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Co-Chair of the Board of Trustees and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.	34 Funds 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Trustee	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Formerly Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.	34 Funds 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Trustee	Since 2004	Formerly Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 Funds 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Trustee and Member of the Audit Committee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005.	34 Funds 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 Funds 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Partner, Amarna Corporation, LLC (private investment company) since 2002; Director, WQED Multimedia (PBS and Multimedia, a not-for-profit company) since 2002; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partner, LP (private investment) since 1998.	34 Funds 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 Funds 81 Portfolios	None

74	ANNUAL REPORT	SEPTEMBER 30, 2008

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director of Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Formerly Trustee, State Street Research Mutual Funds from 1990 to 2005; Formerly, Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 Funds 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Chair of the Audit Committee and Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member/Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates since 2003; Formerly Director, Inter-Tel from 2006 to 2007.	34 Funds 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Trustee and Member of the Audit Committee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005. Director, Alkon Corporation (pneumatics) since 1992; Director, Indotronix International (IT services) since 2004; Director, Tippman Sports (recreation) since 2005.	34 Funds 81 Portfolios	None

1       Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2       Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

Interested Trustees[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	184 Funds 295 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 295 Portfolios	None

3	Messrs. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	SEPTEMBER 30, 2008	75

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, Inc.

New York, NY 10022

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Sub-Advisor — Global Opportunities Portfolio

BlackRock Financial Management, Inc.

New York, NY 10022

Sub-Advisor — International Opportunities Portfolio

BlackRock International, Ltd.

Edinburgh, Scotland EH3 8JB

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

76	ANNUAL REPORT	SEPTEMBER 30, 2008

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

ANNUAL REPORT	SEPTEMBER 30, 2008	77

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

78	ANNUAL REPORT	SEPTEMBER 30, 2008

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Natural Resources Trust
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Basic Value Fund	BlackRock Healthcare Fund
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio	BlackRock Income Builder Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock High Income Fund		BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	SEPTEMBER 30, 2008	79

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

EQUITY5-9/08-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Asset Allocation Portfolio OF BLACKROCK FUNDSSM ANNUAL REPORT | SEPTEMBER 30, 2008

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines related to the housing market turmoil, volatile energy prices, and the escalating credit crisis. The news took an extraordinarily heavy tone in September as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has taken decisive action to restore liquidity and bolster financial market stability. Key moves included slashing the target federal funds rate 275 basis points (2.75%) between October 2007 and April 2008 and providing massive cash injections and lending programs. As the credit crisis took an extreme turn for the worse, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in early October in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility and generally posted losses for the current reporting period, with small-cap stocks faring noticeably better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably, decelerated at a faster pace than domestic equities — a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) amid an ongoing flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.85% by period-end as the financial market contagion widened. Tax-exempt issues underperformed overall, as problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets led to considerable weakness in the high yield sector.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses over the six- and 12-month reporting periods:

Total Returns as of September 30, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(10.87)%	(21.98)%
Small cap U.S. equities (Russell 2000 Index)	(0.54)%	(14.48)%
International equities (MSCI Europe, Australasia, Far East Index)	(22.35)%	(30.50)%
Fixed income (Barclays Capital U.S. Aggregate Index)*	(1.50)%	3.65%
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)*	(2.59)%	(1.87)%
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index)*	(6.77)%	(10.51)%

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period, the Portfolio underperformed its benchmark, a 60%/40% composite of the S&P 500 Index and the Barclays Capital U.S. Aggregate Index (formerly a Lehman Brothers index).

What factors influenced performance?

•

Though rotation among equity asset classes was a positive factor for most of the year, this trend reversed in the final three months, making the net effect negative. The Portfolio’s broad allocation among equities, fixed income and cash also detracted from performance. The equity portion of the Portfolio has contracted since its peak in October 2007, lagging in performance relative to fixed income, and we had taken an overweight position in equity during that period.

•

Among the underlying sleeves in the Portfolio, the core fixed income sleeve was the largest detractor. The Portfolio’s two dedicated international equity sleeves ended the year with a net negative effect, though they were both substantial contributors through the end of June.

•

The domestic large-cap growth sleeve was the largest contributor among the Portfolio’s underlying managers. With the exception of the last two months of the annual period, this sleeve consistently added to performance through stock selection.

•

An aggressive reduction in the Portfolio’s overall equity weighting since the 2008 second quarter helped minimize the impact of severe equity contraction. Certain equity asset class rotation moves also helped. We kept a deep tilt against the financial sector, which dominated the value strategy prior to the September 2008 financial crisis. We also aggressively reduced international equity, reducing the pain from currency loss in the final three months of the period.

Describe recent Portfolio activity.

•

During the fiscal year, the largest allocation change made was a reduction in equities. We brought down the weight of both the large-cap core and the large-cap international sleeves and made a substantial addition to cash.

Describe Portfolio positioning at period-end.

•	At period-end, the Portfolio was allocated 54% in equities, 31% in fixed income and 15% in cash, compared to the Portfolio’s benchmark of 60% equities and 40% fixed income.

•

Within the equity component of the Portfolio, we were underweight in domestic securities and slightly overweight in global securities, though less so than at the end of the second quarter. The focus within fixed income remains on high-quality spread assets. The fixed income sleeve ended the quarter underweight in Treasury securities and agency debt, slightly underweight in corporate debt, and overweight in agency-backed mortgage-backed securities, AAA-rated commercial mortgage-backed securities and high-quality asset-backed securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Ten Largest Holdings	Percent of Long-Term Investments
Federal National Mortgage Assoc	16%
Federal Home Loan Mortgage Corp.	4
Government National Mortgage Assoc	3
Wal-Mart Stores, Inc.	1
General Electric Capital Corp., Unsecured Notes	1
Schlumberger Ltd.	1
Mexican Bonos (MXP)	1
QUALCOMM, Inc.	1
Bear Stearns Adjustable Rate Mortgage Trust, Series 05-4, Class 3A1	1
SPDR Gold Trust	1

Credit Quality Allocations[1]	Percent of Fixed Income Investments
AAA	78%
AA	6
A	6
BBB	5
below BBB	5

1	Using the higher of Standard & Poor’s or Moody’s Investors Service rating.

Five Largest Industries	Percent of Long-Term Investments
Oil & Gas	7%
Finance	5
Banks	5
Telecommunications	4
Retail Merchandising	3

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

Although the holdings, industries and credit quality listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

4	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments.

3	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of the NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

4	An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch

Performance Summary for the Period Ended September 30, 2008

	6-Month	Average Annual Total Returns[5]
	Total Returns	1 Year		5 Years		10 Years
	w / o sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(10.78)%	(15.81)%	(15.81)%	6.01%	6.01%	6.09%	6.09%
Service	(10.84)	(16.00)	(16.00)	5.74	5.74	5.86	5.86
Investor A	(10.90)	(16.05)	(20.45)	5.64	4.51	5.76	5.19
Investor B	(11.46)	(16.89)	(20.30)	4.82	4.49	5.12	5.12
Investor C	(11.23)	(16.66)	(17.42)	4.88	4.88	5.00	5.00
60% S&P 500 Index/40% Barclays Capital U.S. Aggregate
Index	(7.04)	(12.28)	(12.28)	4.76	4.76	4.21	4.21

5	Assuming maximum sales charge, if any. See “About Portfolio’s Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[6]
Institutional	$1,000.00	$892.20	$4.02	$1,000.00	$1,020.70	$4.30
Service	$1,000.00	$891.60	$4.97	$1,000.00	$1,019.68	$5.32
Investor A	$1,000.00	$891.00	$5.63	$1,000.00	$1,018.98	$6.02
Investor B	$1,000.00	$885.40	$9.14	$1,000.00	$1,015.18	$9.82
Investor C	$1,000.00	$887.70	$8.87	$1,000.00	$1,015.48	$9.52

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.85% for Institutional, 1.05% for Service, 1.19% for Investor A, 1.94% for Investor B and 1.88% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	5

About Portfolio’s Performance

•

Institutional Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.
The performance information on the previous pages includes information for each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing the Portfolio’s performance, but does not represent the actual performance of this share class.

Performance for the Portfolio for the periods prior to January 31, 2005 is based on performance of the former State Street Research mutual fund that reorganized with the Portfolio on that date.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of the Portfolio. The Portfolio’s returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2009.

Disclosure of Expenses

Shareholders of the Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Summary Schedule of Investments September 30, 2008

This summary schedule of investments is presented to help investors focus on the Portfolio’s principal holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issuer that exceeds 1% of the Portfolio’s net assets and affiliated issues. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Common Stocks	Shares	Value	Percentages of Net Assets
Australia — 0.4%
Beverages & Bottling — 0.0%
Other Securities		$242,601	0.0%

Manufacturing — 0.1%
Other Securities		462,205	0.1%

Metal & Mining — 0.2%
Other Securities		845,209	0.2%

Real Estate — 0.0%
Other Securities		47,901	0.0%

Retail Merchandising — 0.1%
Other Securities		444,371	0.1%

		2,042,287	0.4%

Belgium — 0.0%
Metal & Mining — 0.0%
Other Securities		157,498	0.0%

Bermuda — 0.1%
Business Services — 0.0%
Other Securities		180,786	0.0%

Manufacturing — 0.1%
Other Securities		423,742	0.1%

Oil & Gas — 0.0%
Other Securities		39,824	0.0%

		644,352	0.1%

Brazil — 0.4%
Banks — 0.0%
Other Securities		233,976	0.0%

Energy & Utilities — 0.1%
Other Securities		411,638	0.1%

Oil & Gas — 0.3%
Petroleo Brasileiro SA - ADR	38,059	1,672,693	0.3%

Telecommunications — 0.0%
Other Securities		204,282	0.0%

		2,522,589	0.4%

Canada — 1.0%
Chemicals — 0.0%
Other Securities		229,218	0.0%

Energy & Utilities — 0.0%
Epsilon Energy, Inc. (acquired 10/22/07, cost $23,600, unrestricted issue on 10/23/07 was valued at CAD 4.00 per share)(a)	5,900	16,576	0.0%
Other Securities		96,765	0.0%

		113,341	0.0%

Metal & Mining — 0.3%
Crosshair Exploration & Mining Corp. (acquired 4/01/08, cost $6,572, unrestricted issue on 4/01/08 was valued at $0.86 per share)(a)(b)	5,300	1,195	0.0%
Eldorado Gold Corp., Exchange Receipts (acquired 7/14/08, cost $0, unrestricted issue on 7/14/08 was valued at $8.72 per share)(a)	79,200	0	0.0%
Other Securities		1,444,849	0.3%

		1,446,044	0.3%

Motor Vehicles — 0.0%
Westport Innovations, Inc. (acquired 9/15/04, cost $2,904)(a)(b)	2,086	19,601	0.0%
Other Securities		169,667	0.0%

		189,268	0.0%

Oil & Gas — 0.6%
Cinch Energy Corp. (acquired 6/07/04 through 7/07/05, cost $69,404)(a)(b)	40,320	50,388	0.0%
Compton Petroleum Corp. (acquired 2/14/05, cost $45,600)(a)(b)	3,800	20,638	0.0%
Crew Energy, Inc. (acquired 5/12/04, cost $36,232)(a)(b)	9,400	88,335	0.0%
Galleon Energy, Inc. - Class A (acquired 2/04/05, cost $68,429)(a)(b)	6,300	55,467	0.0%
Midnight Oil Exploration Ltd. (acquired 9/29/05, cost $39,607)(a)(b)	11,600	14,715	0.0%

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the list on the right.	ADR	American Depository Receipt	IO	Interest Only
	AUD	Australian Dollar	JPY	Japanese Yen
	CAD	Canadian Dollar	NOK	Norwegian Krone
	CHF	Swiss Francs	PLN	Polish Zloty
	CZK	Czech Koruna	SEK	Swedish Krona
	DKK	Danish Krone	SGD	Singapore Dollar
	EUR	Euro	TBA	To Be Announced
	GBP	British Pound	USD	United States Dollar
	HKD	Hong Kong Dollar	ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	7

Summary Schedule of Investments (continued)

Common Stocks	Shares	Value	Percentages of Net Assets
Canada (concluded)
Oil & Gas (concluded)
Niko Resources Ltd. (acquired 1/31/05, cost $52,500)(a)	2,000	$107,512	0.1%
Petro Andina Resources, Inc. (acquired 5/15/07, cost $7,200)(a)(b)	800	4,322	0.0%
Technicoil Corp. (acquired 6/15/04, cost $24,418)(a)(b)	33,500	18,257	0.0%
TriStar Oil & Gas Ltd. (acquired 5/22/07, cost $7,469)(a)(b)	700	10,208	0.0%
TUSK Energy Corp. (acquired 3/10/05 through 6/02/06, cost $88,507)(a)(b)	20,557	31,099	0.0%
Vero Energy, Inc. (acquired 11/28/05, cost $3,907)(a)(b)	1,759	12,231	0.0%
Other Securities		2,922,958	0.5%

		3,336,130	0.6%

Paper & Forest Products — 0.0%
Other Securities		69,058	0.0%

Retail Merchandising — 0.1%
Other Securities		619,648	0.1%

Transportation — 0.0%
Other Securities		5,457	0.0%

		6,008,164	1.0%

Chile — 0.0%
Banks — 0.0%
Other Securities		119,812	0.0%

China — 0.0%
Computer Software & Services — 0.0%
Other Securities		172,480	0.0%

Retail Merchandising — 0.0%
Other Securities		29,762	0.0%

		202,242	0.0%

Czech Republic — 0.0%
Banks — 0.0%
Other Securities		135,571	0.0%

Finland — 0.3%
Banks — 0.0%
Other Securities		148,647	0.0%

Paper & Forest Products — 0.1%
Other Securities		358,853	0.1%

Retail Merchandising — 0.1%
Other Securities		212,355	0.1%

Telecommunications — 0.1%
Other Securities		786,772	0.1%

		1,506,627	0.3%

France — 0.9%
Banks — 0.2%
Other Securities		879,710	0.2%

Entertainment & Leisure — 0.1%
Other Securities		361,739	0.1%

Finance — 0.0%
Other Securities		59,175	0.0%

Food & Agriculture — 0.1%
Other Securities		699,815	0.1%

Machinery & Heavy Equipment — 0.1%
Other Securities		427,217	0.1%

Manufacturing — 0.0%
Other Securities		233,180	0.0%

Medical Instruments & Supplies — 0.1%
Other Securities		501,800	0.1%

Oil & Gas — 0.1%
Other Securities		827,534	0.1%

Real Estate — 0.1%
Other Securities		426,444	0.1%

Retail Merchandising — 0.0%
Other Securities		143,164	0.0%

Telecommunications — 0.1%
Other Securities		759,497	0.1%

		5,319,275	0.9%

Germany — 1.4%
Banks — 0.1%
Other Securities		374,819	0.1%

Chemicals — 0.2%
Other Securities		1,041,450	0.2%

Computer Software & Services — 0.1%
Other Securities		258,064	0.1%

Construction — 0.0%
Other Securities		226,169	0.0%

Energy & Utilities — 0.1%
Other Securities		833,727	0.1%

Insurance — 0.2%
Other Securities		1,152,811	0.2%

Manufacturing — 0.2%
Other Securities		1,016,890	0.2%

Medical & Medical Services — 0.1%
Other Securities		438,207	0.1%

Medical Instruments & Supplies — 0.1%
Other Securities		678,139	0.1%

Metal & Mining — 0.0%
Other Securities		171,913	0.0%

Miscellaneous Services — 0.1%
Other Securities		431,631	0.1%

Pharmaceuticals — 0.1%
Other Securities		519,737	0.1%

Retail — 0.0%
Other Securities		200,291	0.0%

Transportation — 0.1%
Other Securities		555,955	0.1%

Waste Management — 0.0%
Other Securities		49,434	0.0%

		7,949,237	1.4%

See Notes to Financial Statements.

8	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Summary Schedule of Investments (continued)

Common Stocks		Value	Percentages of Net Assets
Greece — 0.1%
Banks — 0.0%
Other Securities		$83,287	0.0%

Beverages & Bottling — 0.1%
Other Securities		218,261	0.1%

Computer & Office Equipment — 0.0%
Other Securities		111,042	0.0%

		412,590	0.1%

Hong Kong — 0.6%
Banks — 0.1%
Other Securities		773,685	0.1%

Chemicals — 0.1%
Other Securities		473,335	0.1%

Conglomerates — 0.1%
Other Securities		622,124	0.1%

Entertainment & Leisure — 0.1%
Other Securities		225,463	0.1%

Finance — 0.0%
Other Securities		57,038	0.0%

Real Estate — 0.1%
Other Securities		784,235	0.1%

Retail Merchandising — 0.1%
Other Securities		426,462	0.1%

		3,362,342	0.6%

India — 0.1%
Chemicals — 0.1%
Other Securities		318,911	0.1%

Indonesia — 0.1%
Banks — 0.0%
Other Securities		116,370	0.0%

Motor Vehicles — 0.1%
Other Securities		514,615	0.1%

		630,985	0.1%

Ireland — 0.2%
Computer Software & Services — 0.2%
Other Securities		735,233	0.2%

Pharmaceuticals — 0.0%
Other Securities		149,175	0.0%

		884,408	0.2%

Israel — 0.1%
Computer Software & Services — 0.1%
Other Securities		815,998	0.1%

Italy — 0.3%
Energy & Utilities — 0.2%
Other Securities		1,322,193	0.2%

Food & Agriculture — 0.0%
Other Securities		206,066	0.0%

Manufacturing — 0.1%
Other Securities		218,295	0.1%

		1,746,554	0.3%

Japan — 2.3%
Banks — 0.2%
Other Securities		1,099,636	0.2%

	Shares
Business Services — 0.1%
Other Securities		257,319	0.1%

Chemicals — 0.1%
Other Securities		553,530	0.1%

Conglomerates — 0.1%
Other Securities		558,644	0.1%

Construction — 0.0%
Other Securities		222,871	0.0%

Containers — 0.0%
Other Securities		201,093	0.0%

Electronics — 0.3%
Other Securities		1,851,846	0.3%

Energy & Utilities — 0.2%
Other Securities		1,087,917	0.2%

Entertainment & Leisure — 0.1%
Other Securities		389,013	0.1%

Finance — 0.0%
Other Securities		167,719	0.0%

Food & Agriculture — 0.1%
Other Securities		402,679	0.1%

Insurance — 0.1%
Other Securities		591,601	0.1%

Manufacturing — 0.1%
Other Securities		410,261	0.1%

Metal & Mining — 0.1%
Other Securities		757,199	0.1%

Motor Vehicles — 0.2%
Toyota Motor Corp.	21,300	910,628	0.2%
Other Securities		339,519	0.0%

		1,250,147	0.2%

Retail Merchandising — 0.2%
Other Securities		1,079,258	0.2%

Telecommunications — 0.1%
Other Securities		583,461	0.1%

Tires & Rubber — 0.0%
Other Securities		158,791	0.0%

Transportation — 0.3%
Other Securities		1,604,682	0.3%

		13,227,667	2.3%

Kazakhstan — 0.0%
Oil & Gas — 0.0%
Other Securities		268,150	0.0%

Luxembourg — 0.2%
Oil & Gas — 0.0%
Other Securities		91,043	0.0%

Telecommunications — 0.2%
Other Securities		1,026,173	0.2%

		1,117,216	0.2%

Malaysia — 0.0%
Banks — 0.0%
Other Securities		59,296	0.0%

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	9

Summary Schedule of Investments (continued)

Common Stocks	Value	Percentages of Net Assets
Malaysia (concluded)
Entertainment & Leisure — 0.0%
Other Securities	$90,655	0.0%

	149,951	0.0%

Netherlands — 0.5%
Construction — 0.1%
Other Securities	734,699	0.1%

Medical & Medical Services — 0.1%
Other Securities	643,439	0.1%

Publishing & Printing — 0.2%
Other Securities	759,283	0.2%

Real Estate — 0.0%
Other Securities	140,710	0.0%

Telecommunications — 0.1%
Other Securities	739,512	0.1%

	3,017,643	0.5%

Norway — 0.3%
Banks — 0.0%
Other Securities	1	0.0%

Oil & Gas — 0.2%
Other Securities	1,193,271	0.2%

Transportation — 0.1%
Other Securities	486,563	0.1%

	1,679,835	0.3%

Papua New Guinea — 0.1%
Oil & Gas — 0.1%
Other Securities	461,402	0.1%

Philippines — 0.1%
Telecommunications — 0.1%
Other Securities	343,674	0.1%

Poland — 0.0%
Banks — 0.0%
Other Securities	109,467	0.0%

Singapore — 0.3%
Finance — 0.2%
Other Securities	942,737	0.2%

Real Estate — 0.1%
Other Securities	645,292	0.1%

	1,588,029	0.3%

South Africa — 0.1%
Telecommunications — 0.1%
Other Securities	806,701	0.1%

South Korea — 0.2%
Chemicals — 0.0%
Other Securities	266,768	0.0%

Electronics — 0.1%
Other Securities	384,475	0.1%

Food & Agriculture — 0.0%
Other Securities	238,761	0.0%

Publishing & Printing — 0.1%
Other Securities	275,865	0.1%

	1,165,869	0.2%

Sweden — 0.0%
Real Estate — 0.0%
Other Securities	40,442	0.0%

Switzerland — 1.1%
Banks — 0.0%
Other Securities	228,760	0.0%

Chemicals — 0.2%
Other Securities	1,106,282	0.2%

Finance — 0.1%
Other Securities	766,237	0.1%

Food & Agriculture — 0.3%
Other Securities	1,522,712	0.3%

Insurance — 0.1%
Other Securities	454,944	0.1%

Pharmaceuticals — 0.4%
Other Securities	2,251,110	0.4%

Real Estate — 0.0%
Other Securities	69,847	0.0%

	6,399,892	1.1%

Taiwan — 0.2%
Banks — 0.0%
Other Securities	135,787	0.0%

Chemicals — 0.0%
Other Securities	126,077	0.0%

Computer & Office Equipment — 0.0%
Other Securities	119,048	0.0%

Computer Software & Services — 0.0%
Other Securities	93,752	0.0%

Finance — 0.1%
Other Securities	575,592	0.1%

Transportation — 0.1%
Other Securities	222,574	0.1%

	1,272,830	0.2%

Thailand — 0.1%
Banks — 0.0%
Other Securities	259,430	0.0%

Metal & Mining — 0.1%
Other Securities	289,859	0.1%

	549,289	0.1%

United Kingdom — 2.7%
Aerospace — 0.1%
Other Securities	633,872	0.1%

Banks — 0.1%
Other Securities	743,109	0.1%

Business Services — 0.3%
Other Securities	1,812,951	0.3%

Construction — 0.1%
Other Securities	330,345	0.1%

Energy & Utilities — 0.1%
Other Securities	259,448	0.1%

Entertainment & Leisure — 0.1%
Other Securities	446,642	0.1%

See Notes to Financial Statements.

10	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Summary Schedule of Investments (continued)

Common Stocks	Shares	Value	Percentages of Net Assets
United Kingdom (concluded)
Finance — 0.1%
Other Securities		$515,938	0.1%

Food & Agriculture — 0.2%
Other Securities		1,379,788	0.2%

Insurance — 0.2%
Other Securities		1,322,882	0.2%

Machinery & Heavy Equipment — 0.1%
Other Securities		591,689	0.1%

Manufacturing — 0.1%
Other Securities		600,609	0.1%

Measuring & Controlling Devices — 0.1%
Other Securities		618,172	0.1%

Miscellaneous Services — 0.2%
Other Securities		1,140,350	0.2%

Oil & Gas — 0.2%
Other Securities		1,034,580	0.2%

Paper & Forest Products — 0.0%
Other Securities		4	0.0%

Pharmaceuticals — 0.2%
Other Securities		1,096,140	0.2%

Real Estate — 0.0%
Other Securities		171,259	0.0%

Restaurants — 0.0%
Other Securities		202,695	0.0%

Retail Merchandising — 0.1%
Other Securities		239,696	0.1%

Telecommunications — 0.2%
Other Securities		1,331,298	0.2%

Transportation — 0.2%
Other Securities		1,088,684	0.2%

		15,560,151	2.7%

United States — 35.9%
Aerospace — 0.5%
Other Securities		2,811,061	0.5%

Air Transportation — 0.0%
Other Securities		200,964	0.0%

Banks — 1.8%
Bank of America Corp.	39,875	1,395,625	0.2%
JPMorgan Chase & Co.	47,875	2,235,762	0.4%
Wells Fargo & Co.	30,175	1,132,468	0.2%
Other Securities		5,860,887	1.0%

		10,624,742	1.8%

Beverages & Bottling — 0.9%
The Coca-Cola Co.	58,573	3,097,340	0.5%
Other Securities		1,959,852	0.4%

		5,057,192	0.9%

Broadcasting — 0.3%
Other Securities		1,435,944	0.3%

Business Services — 0.9%
Other Securities		5,040,923	0.9%

Chemicals — 0.6%
Other Securities		3,427,076	0.6%

Computer & Office Equipment — 1.2%
Cisco Systems, Inc.(b)	115,616	2,608,297	0.5%
Other Securities		4,243,590	0.7%

		6,851,887	1.2%

Computer Software & Services — 2.2%
Adobe Systems, Inc.(b)	68,708	2,711,905	0.5%
Other Securities		9,876,612	1.7%

		12,588,517	2.2%

Construction — 0.0%
Other Securities		171,943	0.0%

Containers — 0.2%
Other Securities		1,105,983	0.2%

Electronics — 0.5%
Other Securities		2,659,835	0.5%

Energy & Utilities — 1.4%
Longview Energy Co. (acquired 8/13/04, cost $48,000)(a)(c)	3,200	91,808	0.0%
Other Securities		7,982,418	1.4%

		8,074,226	1.4%

Entertainment & Leisure — 0.5%
Other Securities		2,867,229	0.5%

Finance — 1.2%
Other Securities		6,870,883	1.2%

Food & Agriculture — 0.6%
Other Securities		3,417,390	0.6%

Insurance — 1.0%
Other Securities		6,080,027	1.0%

Leasing — 0.0%
Other Securities		55,398	0.0%

Machinery & Heavy Equipment — 0.3%
Other Securities		1,939,131	0.3%

Manufacturing — 2.0%
Danaher Corp.	27,400	1,901,560	0.3%
General Electric Co.	63,800	1,626,900	0.3%
Other Securities		8,074,665	1.4%

		11,603,125	2.0%

Medical & Medical Services — 1.6%
Thermo Fisher Scientific, Inc.(b)	37,300	2,051,500	0.3%
Other Securities		7,459,269	1.3%

		9,510,769	1.6%

Medical Instruments & Supplies — 1.6%
Johnson & Johnson	49,725	3,444,948	0.6%
Other Securities		6,051,751	1.0%

		9,496,699	1.6%

Metal & Mining — 1.7%
Massey Energy Co.	65,491	2,336,064	0.4%
Other Securities		7,451,455	1.3%

		9,787,519	1.7%

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	11

Summary Schedule of Investments (continued)

Common Stocks	Shares	Value	Percentages of Net Assets
United States (continued)
Miscellaneous Services — 0.1%
Other Securities		$437,464	0.1%

Motor Vehicles — 0.1%
Other Securities		699,768	0.1%

Oil & Gas — 4.9%
Exxon Mobil Corp.	37,750	2,931,665	0.5%
Matador Resources Co. (acquired 10/14/03 through 4/13/06, cost $62,950)(a)(c)	2,895	123,182	0.0%
Schlumberger Ltd.	55,647	4,345,474	0.8%
Other Securities		20,953,479	3.6%

		28,353,800	4.9%

Paper & Forest Products — 0.1%
Other Securities		573,709	0.1%

Personal Services — 0.1%
Other Securities		346,800	0.1%

Pharmaceuticals — 1.6%
Other Securities		9,404,357	1.6%

Plastics — 0.1%
Other Securities		472,766	0.1%

Publishing & Printing — 0.1%
Other Securities		669,640	0.1%

Railroad & Shipping — 0.2%
Other Securities		1,016,654	0.2%

Real Estate — 0.4%
Other Securities		2,541,787	0.4%

Restaurants — 0.4%
Other Securities		2,577,397	0.4%

Retail Merchandising — 2.1%
Wal-Mart Stores, Inc.	73,636	4,410,060	0.8%
Other Securities		7,755,332	1.3%

		12,165,392	2.1%

Security Brokers & Dealers — 0.3%
Other Securities		1,756,599	0.3%

Semiconductors & Related Devices — 0.8%
Other Securities		4,597,257	0.8%

Soaps & Cosmetics — 0.8%
Procter & Gamble Co.	37,505	2,613,723	0.4%
Other Securities		2,176,240	0.4%

		4,789,963	0.8%

Telecommunications — 2.0%
QUALCOMM, Inc.	85,922	3,692,068	0.7%
Other Securities		7,668,077	1.3%

		11,360,145	2.0%

Textiles — 0.0%
Other Securities		181,009	0.0%

Tobacco — 0.4%
Philip Morris International, Inc.	42,476	2,043,096	0.3%
Other Securities		468,678	0.1%

		2,511,774	0.4%

Transportation — 0.2%
Other Securities		1,242,447	0.2%

Waste Management — 0.2%
Other Securities		1,363,660	0.2%

		208,740,851	35.9%

Total Common Stocks — 50.1%		291,278,501	50.1%

Preferred Stock
United States — 0.0%
Banks — 0.0%
Other Securities		222,750	0.0%

Trust Preferred	Par (000)
Banks — 0.7%
Bank of America Corp., Capital Securities,
8.07%, 12/31/26(d)	$225	192,920	0.0%
Bank of America Corp., Depositary Shares,
8.00%(e)	720	570,144	0.1%
8.13%(e)	375	302,978	0.0%
Other Securities		3,255,532	0.6%

		4,321,574	0.7%

Finance — 0.2%
Credit Suisse (Guernsey), Unsecured Notes,
5.86%, 5/15/17(f)(g)	530	401,245	0.1%
General Electric Capital Corp., Subordinated Debentures,
6.38%, 11/15/67(g)	475	384,357	0.1%
Other Securities		243,940	0.0%

		1,029,542	0.2%

Insurance — 0.1%
Other Securities		629,167	0.1%

Total Trust Preferred — 1.0%		5,980,283	1.0%

Warrants	Shares
Crosshair Exploration & Mining Corp. (issued/exercisable 4/04/08, 1 share for 1 warrant, expiring 10/04/08, strike price 1.80 CAD) (acquired 4/04/08, cost $51)(a)(c)	5,300	33	0.0%
Other Securities		7,764	0.0%

Total Warrants — 0.0%		7,797	0.0%

See Notes to Financial Statements.

12	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Summary Schedule of Investments (continued)

U.S. Government & Agency Obligations	Par (000)	Value	Percentages of Net Assets
Federal Home Loan Bank, Bonds,
5.38%, 5/15/19	$2,005	$2,079,889	0.4%
Federal Home Loan Bank, Subordinated Notes,
5.63%, 6/13/16	890	816,138	0.1%
Federal Home Loan Mortgage Corp.,
5.25%, 4/18/16	760	793,250	0.1%
Federal Home Loan Mortgage Corp., Subordinated Notes,
5.75%, 6/27/16	920	912,374	0.2%
Federal National Mortgage Assoc., Unsecured Notes,
2.88%, 10/12/10	1,900	1,891,309	0.3%
U.S. Treasury Bonds,
4.38%, 2/15/38	115	116,464	0.0%
U.S. Treasury Inflation Protected Bonds,
2.38%, 1/15/25	115	130,002	0.0%
2.00%, 1/15/26	400	404,684	0.1%
1.75%, 1/15/28	325	297,652	0.1%
Other Securities		193,830	0.0%

Total U.S. Government & Agency Obligations — 1.3%		7,635,592	1.3%

Mortgage Pass-Throughs
Federal Home Loan Mortgage Corp. 1 Year CMT,
4.77%, 1/01/35(g)	601	600,031	0.1%
5.04%, 12/01/35(g)	560	568,542	0.1%
Federal Home Loan Mortgage Corp. 15 Year TBA,
6.00%, 10/01/23	300	304,781	0.1%
Federal Home Loan Mortgage Corp. 30 Year,
5.50%, 10/01/38	7,600	7,557,250	1.3%
Federal Home Loan Mortgage Corp. 30 Year TBA,
6.00%, 10/01/38	4,500	4,554,844	0.8%
Federal Home Loan Mortgage Corp. Gold,
8.50%, 7/01/09(h)	1	1	0.0%
4.00%, 5/01/10	81	80,703	0.0%
6.00%, 4/01/13-6/01/16	83	84,806	0.0%
5.50%, 9/01/21(i)	2,073	2,089,866	0.4%
9.50%, 12/01/22	164	187,737	0.0%
8.00%, 2/01/23-8/01/27	18	19,791	0.0%
7.50%, 9/01/27(h)	1	276	0.0%
6.50%, 1/01/29-8/01/32	57	58,440	0.0%
5.00%, 5/01/34	188	183,551	0.0%
5.50%, 9/01/38(i)	630	627,069	0.1%
5.00%, 10/01/38	2,000	1,948,125	0.4%
Federal National Mortgage Assoc.,
6.00%, 9/01/11-8/01/36	2,523	2,568,686	0.4%
7.00%, 8/01/14-10/01/32	216	227,112	0.0%
5.50%, 4/01/17-5/01/38	2,956	2,973,579	0.5%
5.50%, 9/01/19	1,901	1,935,444	0.3%
5.00%, 6/01/23	405	398,088	0.1%
7.50%, 10/01/25-1/01/31	332	359,385	0.1%
6.50%, 5/01/29-9/01/36	302	312,264	0.1%
8.00%, 2/01/33	120	131,205	0.0%
5.00%, 2/01/36	2,981	2,909,529	0.5%
5.00%, 2/01/38	5,928	5,785,476	1.0%
Federal National Mortgage Assoc. 15 Year,
4.00%, 10/01/23	2,000	1,892,500	0.3%
Federal National Mortgage Assoc. 15 Year TBA,
5.00%, 10/01/23	3,600	3,574,125	0.6%
Federal National Mortgage Assoc. 30 Year TBA,
5.00%, 10/01/38	5,600	5,460,000	0.9%
5.50%, 10/01/38	26,500	26,408,906	4.5%
6.00%, 10/01/38	20,800	21,066,500	3.6%
6.50%, 10/01/38	6,800	6,972,125	1.2%
Federal National Mortgage Assoc. ARM,
4.19%, 12/01/34(g)	892	908,385	0.2%
Freddie Mac Non Gold Pool,
5.05%, 9/01/35(g)	976	986,123	0.2%
5.07%, 4/01/38(g)	1,020	1,014,520	0.2%
Government National Mortgage Assoc. I,
6.50%, 2/15/09-1/15/35	1,218	1,249,585	0.2%
7.50%, 12/15/10	15	15,460	0.0%
6.00%, 10/15/23-2/15/24	218	222,747	0.0%
7.00%, 4/15/29-6/15/35	1,625	1,706,694	0.3%
5.50%, 4/15/33-12/15/34	554	556,281	0.1%
Government National Mortgage Assoc. I 30 Year TBA,
6.00%, 10/01/38	900	912,938	0.2%
6.50%, 10/01/38	2,300	2,353,187	0.4%
Government National Mortgage Assoc. II,
5.00%, 10/20/33(j)	1,010	987,699	0.2%
6.00%, 12/20/37	180	182,989	0.0%
Government National Mortgage Assoc. II 30 Year TBA,
5.00%, 10/01/38	1,000	979,687	0.2%
5.50%, 10/01/38	1,300	1,297,969	0.2%
6.00%, 10/01/38	2,800	2,835,000	0.5%
6.50%, 10/01/38	3,400	3,472,250	0.6%
Government National Mortgage Assoc. II ARM,
3.75%, 5/20/34(g)	124	123,425	0.0%

Total Mortgage Pass-Throughs — 20.9%		121,645,676	20.9%

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	13

Summary Schedule of Investments (continued)

Collateralized Mortgage Obligations	Par (000)	Value	Percentages of Net Assets
Banc of America Alternative Loan Trust, Series 04-6, Class 4A1,
5.00%, 7/25/19	$159	$146,280	0.0%
Bear Stearns Adjustable Rate Mortgage Trust, Series 05-4, Class 3A1,
5.37%, 8/25/35(g)	4,122	3,691,106	0.6%
Bear Stearns Mortgage Trust, Series 06-2, Class 2A1,
5.65%, 7/25/36(g)	1,737	1,234,865	0.2%
Credit Suisse Mortgage Capital Backed Trust, Series 06-8, Class 3A1,
6.00%, 10/25/21	296	212,415	0.0%
Fannie Mae Grantor Trust, Series 03-T1, Class R (IO),
0.66%, 11/25/12(g)	6,412	121,229	0.0%
Federal Home Loan Mortgage Corp., Series 235 (IO),
5.50%, 2/01/36	1,171	255,130	0.0%
Federal Home Loan Mortgage Corp., Series 2684, Class SP (IO),
5.01%, 1/15/33(g)	215	31,262	0.0%
Federal Home Loan Mortgage Corp., Series 2707, Class PW,
4.00%, 7/15/14	36	36,396	0.0%
Federal Home Loan Mortgage Corp., Series 2864, Class NA,
5.50%, 1/15/31(g)	110	112,807	0.0%
Federal Home Loan Mortgage Corp., Series 3208, Class PS (IO),
4.61%, 8/15/36(g)	1,039	107,799	0.0%
Federal Home Loan Mortgage Corp., Series 3316, Class SB (IO),
4.71%, 8/15/35(g)	188	19,142	0.0%
Federal National Mortgage Assoc., Series 04-88, Class HA,
6.50%, 7/25/34	42	43,388	0.0%
Federal National Mortgage Assoc., Series 07-108, Class AN,
8.92%, 11/25/37(g)	833	915,877	0.2%
Federal National Mortgage Assoc., Series 378, Class 5 (IO),
5.00%, 7/01/36	1,908	374,634	0.1%
Residential Funding Mortgage Securities I, Series 04-S9, Class 2A1,
4.75%, 12/25/19	1,646	1,551,449	0.3%
Washington Mutual Mortgage Loan Trust, Series 03-AR3, Class B2,
5.55%, 4/25/33(g)	46	44,820	0.0%
Washington Mutual Mortgage Loan Trust, Series 03-AR5, Class B2,
4.56%, 6/25/33(g)	170	116,969	0.0%
Washington Mutual Mortgage Loan Trust, Series 03-AR8, Class B1,
4.28%, 8/25/33(c)(g)	206	89,693	0.0%
Washington Mutual Mortgage Loan Trust, Series 04-AR1, Class B1,
4.49%, 3/25/34(g)	881	528,636	0.1%
Washington Mutual Mortgage Loan Trust, Series 04-AR3, Class B1,
4.17%, 6/25/34(g)	223	166,258	0.0%
Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR18 Class 1A1,
5.34%, 1/25/37(g)	883	699,441	0.1%
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 1A1,
5.66%, 3/25/37(g)	3,450	2,638,069	0.5%
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 4A1,
5.35%, 3/25/37(g)	1,599	1,343,366	0.2%
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA4, Class 1A,
3.63%, 5/25/47(g)	271	162,868	0.0%
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA5, Class 1A,
3.61%, 6/25/47(g)	451	278,809	0.0%
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OC1, Class A1,
3.45%, 5/25/37(g)	1,499	849,747	0.1%
Wells Fargo Mortgage Backed Securities Trust, Series 04-K, Class 1A2,
4.47%, 7/25/34(g)	365	330,383	0.1%
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR10, Class 2A2,
4.17%, 6/25/35(g)	2,129	1,864,619	0.3%
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR15, Class 2A1,
5.11%, 9/25/35(g)	1,891	1,630,099	0.3%
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR12, Class 2A1,
6.10%, 9/25/36(g)	378	325,361	0.1%
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR17, Class A1,
5.33%, 10/25/36(g)	655	522,538	0.1%
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR2, Class 2A5,
5.11%, 3/25/36(g)	2,051	1,822,050	0.3%

See Notes to Financial Statements.

14	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Summary Schedule of Investments (continued)

Collateralized Mortgage Obligations	Par (000)	Value	Percentages of Net Assets
Other Securities		$9,426,350	1.6%

Total Collateralized Mortgage Obligations — 5.2%		30,063,756	5.2%

Commercial Mortgage Backed Securities
Banc of America Commercial Mortgage, Inc., Series 07-2, Class A4,
5.87%, 4/10/49(g)	$1,000	856,763	0.1%
Bank of America-First Union Commercial Mortgage, Series 01-3, Class A2,
5.46%, 4/11/37	1,375	1,345,555	0.2%
Bear Stearns Commercial Mortgage Securities, Inc., Series 99-WF2, Class A2,
7.08%, 7/15/31	163	163,525	0.0%
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2,
7.32%, 10/15/32(g)	475	482,431	0.1%
Bear Stearns Commercial Mortgage Securities, Inc., Series 02-TOP6, Class A1,
5.92%, 10/15/36	419	417,409	0.1%
Bear Stearns Commercial Mortgage Securities, Inc., Series 03-T12, Class A4,
4.68%, 8/13/39(g)	1,025	949,565	0.2%
Credit Suisse First Boston Mortgage Securities Corp., Series 01-CP4, Class D,
6.61%, 12/15/35	1,450	1,454,556	0.3%
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKN2, Class A3,
6.13%, 4/15/37	1,000	989,261	0.2%
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2,
5.18%, 11/15/36	1,090	1,040,926	0.2%
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2,
4.94%, 12/15/35	1,010	952,747	0.2%
Credit Suisse First Boston Mortgage Securities Corp., Series 03-C3, Class A5,
3.94%, 5/15/38	1,020	914,090	0.1%
Morgan Stanley Capital I, Inc., Series 05-HQ6, Class A4A,
4.99%, 8/13/42	2,405	2,165,279	0.4%
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO),
1.92%, 5/25/36(d)(g)	6,196	214,881	0.0%
Other Securities		19,169,930	3.3%

Total Commercial Mortgage Backed Securities — 5.4%		31,116,918	5.4%

Asset Backed Securities
Bank of America Credit Card Trust, Series 08-A9, Class A9,
4.07%, 7/15/12	1,365	1,354,882	0.2%
General Electric Business Loan Trust, Series 03-1, Class A,
2.92%, 4/15/31(d)(g)	139	113,470	0.0%
General Electric Business Loan Trust, Series 03-1, Class B,
3.79%, 4/15/31(d)(g)	92	60,031	0.0%
General Electric Business Loan Trust, Series 03-2A, Class B,
3.49%, 11/15/31(d)(g)	629	395,887	0.1%
General Electric Business Loan Trust, Series 04-1, Class B,
3.19%, 5/15/32(d)(g)	162	105,474	0.0%
MBNA Credit Card Master Note Trust, Series 06-A4, Class A4,
2.46%, 9/15/11(g)	1,650	1,640,881	0.3%
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
3.90%, 10/25/16(g)	1,720	1,697,659	0.3%
Other Securities		13,291,545	2.3%

Total Asset Backed Securities — 3.2%		18,659,829	3.2%

Collateralized Debt Obligation — 0.0%
Other Securities		100	0.0%

Corporate Bonds
Banks — 0.9%
Bank of America Corp., Senior Unsecured Notes
6.00%, 9/01/17	315	271,721	0.0%
5.75%, 12/01/17	1,090	924,307	0.2%
Bank of America Corp., Subordinated Notes
7.40%, 1/15/11	325	318,372	0.0%
Other Securities		4,316,773	0.7%

		5,381,173	0.9%

Broadcasting — 0.1%
Other Securities		711,565	0.1%

Chemicals — 0.0%
Other Securities		38,700	0.0%

Computer & Office Equipment — 0.1%
Other Securities		348,724	0.1%

Computer Software & Services — 0.1%
Other Securities		568,160	0.1%

Electronics — 0.0%
Other Securities		32,200	0.0%

Energy & Utilities — 0.4%
Other Securities		2,139,523	0.4%

Entertainment & Leisure — 0.6%
Other Securities		3,393,887	0.6%

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	15

Summary Schedule of Investments (continued)

Corporate Bonds	Par (000)	Value	Percentages of Net Assets
Finance — 1.7%
The Bear Stearns Cos., Inc., Senior Unsecured Notes
6.95%, 8/10/12	$655	$661,631	0.1%
General Electric Capital Corp., Senior Unsecured Notes
5.00%, 12/01/10	300	289,810	0.0%
6.75%, 3/15/32(j)	50	41,734	0.0%
General Electric Capital Corp., Unsecured Notes
5.00%, 11/15/11	3,445	3,333,768	0.6%
6.15%, 8/07/37	505	386,648	0.1%
Other Securities		5,434,615	0.9%

		10,148,206	1.7%

Food & Agriculture — 0.2%
Other Securities		959,748	0.2%

Insurance — 0.1%
Other Securities		825,755	0.1%

Leasing — 0.0%
Other Securities		175,950	0.0%

Manufacturing — 0.2%
Other Securities		875,100	0.2%

Medical & Medical Services — 0.0%
Other Securities		184,000	0.0%

Metal & Mining — 0.1%
Other Securities		715,884	0.1%

Motor Vehicles — 0.0%
Other Securities		62,550	0.0%

Oil & Gas — 0.5%
Other Securities		2,819,809	0.5%

Paper & Forest Products — 0.1%
Other Securities		272,221	0.1%

Pharmaceuticals — 0.1%
Other Securities		820,054	0.1%

Real Estate — 0.1%
Other Securities		401,400	0.1%

Restaurants — 0.0%
Other Securities		81,450	0.0%

Retail Merchandising — 0.2%
Wal-Mart Stores, Inc.
5.80%, 2/15/18	1,250	1,221,139	0.2%
Other Securities		171,900	0.0%

		1,393,039	0.2%

Telecommunications — 0.8%
Other Securities		4,329,245	0.8%

Tires & Rubber — 0.0%
Other Securities		123,750	0.0%

Total Corporate Bonds — 6.3%		36,802,093	6.3%

Foreign Bonds
Germany — 0.2%
Other Securities		873,244	0.2%

Mexico — 0.7%
Mexican Bonos
7.25%, 12/15/16	MXP 30,000	2,554,931	0.4%
10.00%, 12/05/24	MXP 16,930	1,757,057	0.3%

		4,311,988	0.7%

Total Foreign Bonds — 0.9%		5,185,232	0.9%

Sovereign Bonds
Government — 0.7%
Other Securities		4,328,770	0.7%

Total Sovereign Bonds — 0.7%		4,328,770	0.7%

Taxable Municipal Bonds — 0.1%
Other Securities		475,367	0.1%

Exchange-Traded Funds	Shares
SPDR Gold Trust(b)	42,000	3,572,940	0.6%
Other Securities		5,313,567	0.9%

Total Exchange-Traded Funds — 1.5%		8,886,507	1.5%

Total Long-Term Investments (Cost — $584,941,176) — 96.6%		562,289,171	96.6%

Short-Term Securities	Beneficial Interest/ Par (000)
3M Co.,
1.95%, 10/30/08(k)	$5,000	4,992,146	0.9%
Alpine Securitization Corp.,
2.48%, 10/09/08(k)	5,000	4,997,244	0.9%
3.75%, 10/30/08(k)	5,000	4,984,896	0.8%
Atlantic Asset Securitization Corp.,
4.00%, 10/14/08(k)	5,000	4,992,778	0.9%
BlackRock Liquidity Series, LLC Money Market Series,
2.66%,(l)(m)(n)	1,470	1,469,900	0.2%
Chariot Funding LLC,
3.50%, 10/03/08(k)	5,000	4,999,028	0.9%
Enterprise Funding LLC,
4.10%, 10/03/08(k)	5,460	5,458,756	0.9%
Federal Home Loan Bank,
0.10%, 10/01/08(k)	6,100	6,100,000	1.0%
2.19%, 10/17/08(k)	3,400	3,396,691	0.6%
2.25%, 10/17/08(k)	300	299,700	0.0%
Federal Home Loan Mortgage Corp.,
2.20%, 10/14/08(k)	1,000	999,206	0.2%
2.33%, 11/17/08(k)	300	299,087	0.0%
Federal National Mortgage Assoc.,
2.25%, 11/10/08(k)	1,200	1,197,000	0.2%

See Notes to Financial Statements.

16	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Summary Schedule of Investments (continued)

Short-Term Securities	Par/Shares (000)	Value	Percentages of Net Assets
Galleon Capital LLC,
2.75%, 10/10/08(k)	$5,000	$4,996,563	0.9%
Old Line Funding LLC,
2.70%, 11/03/08(k)	5,000	4,986,156	0.9%
Prudential Funding LLC,
2.50%, 10/14/08(k)	900	899,188	0.2%
TCW Money Market Fund,
2.41%(n)	18,260	18,259,996	3.1%
Toyota Motor Credit Corp.,
2.45%, 10/08/08(k)	5,000	4,997,651	0.9%
U.S. Treasury Bills,
0.69%, 10/16/08(k)	16,600	16,595,228	2.8%
0.20%, 10/23/08(k)	7,000	6,999,144	1.2%
United Parcel Service, Inc.,
1.79%, 10/24/08(k)	5,000	4,994,282	0.9%
Wal-Mart Stores, Inc.,
2.05%, 11/10/08(k)	5,000	4,985,275	0.8%

Total Short-Term Securities (Cost — $111,904,686) — 19.2%		111,899,915	19.2%

Options Purchased
Call Swaptions Purchased
Other Securities		843,160	0.2%

Put Swaptions Purchased
Other Securities		792,909	0.1%

Total Options Purchased (Cost — $1,376,250) — 0.3%		1,636,069	0.3%

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $698,222,112*) — 116.1%		675,825,155	116.1%

TBA Sale Commitments	Par (000)
Federal Home Loan Mortgage Corp. 15 Year Gold TBA,
5.50%, 10/01/22	$(2,000)	(2,011,880)	(0.3)%
Federal National Mortgage Assoc. 15 Year TBA,
5.50%, 10/01/23	(3,000)	(3,022,500)	(0.5)%
Federal National Mortgage Assoc. 30 Year TBA,
5.00%, 10/01/38	(2,900)	(2,827,500)	(0.5)%
5.50%, 10/01/38	(2,200)	(2,192,438)	(0.4)%
6.00%, 10/01/38	(11,300)	(11,444,781)	(2.0)%
6.50%, 10/01/38	(4,300)	(4,408,844)	(0.7)%
Government National Mortgage Assoc. I 30 Year TBA,
5.50%, 10/01/38	(500)	(500,156)	(0.1)%

Total TBA Sale Commitments (Proceeds — $26,490,406) — (4.5)%		(26,408,099)	(4.5)%

Options Written
Call Swaptions Written
Other Securities		(1,154,862)	(0.2)%

Put Swaptions Written
Other Securities		(1,023,437)	(0.2)%

Total Options Written (Premiums received — $2,096,700) — (0.4)%		(2,178,299)	(0.4)%

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 111.2%		647,238,757	111.2%
Liabilities in Excess of Other Assets — (11.2)%		(65,258,141)	(11.2)%

Net Assets — 100.0%		$581,980,616	100.0%

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$704,807,900

Gross unrealized appreciation	$36,751,878
Gross unrealized depreciation	(65,734,623)

Net unrealized depreciation	$(28,982,745)

(a)	Restricted security as to resale. As of report date the Portfolio held 0.11% of its net assets, with a current market value of $665,567 and an original cost of $587,350 in these securities.

(b)	Non-income producing security.

(c)	Security is fair valued by the Board of Trustees.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(f)	U.S. dollar denominated security issued by foreign domiciled entity.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Par is less than $500.

(i)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(j)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(k)	The rate shown is the effective yield on the discount notes at the time of purchase.

(l)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Series, LLC Money Market Series	$1,469,900	$67,652

(m)	Security purchased with the cash proceeds from securities loans.

(n)	Represents current yield as of report date.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	17

Summary Schedule of Investments (continued)

•	Foreign currency exchange contracts as of September 30, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
NOK	73,000	USD	12,661	10/1/2008	$(235)
ZAR	368,672	USD	40,468	10/1/2008	(793)
USD	194,175	CAD	206,000	10/1/2008	611
USD	283,397	CHF	318,000	10/1/2008	529
USD	967	DKK	5,000	10/1/2008	23
USD	40,468	EUR	27,498	10/1/2008	1,757
CAD	8,000	USD	7,520	10/2/2008	(3)
JPY	2,313,000	USD	21,840	10/2/2008	(92)
USD	5,527	AUD	7,000	10/2/2008	(5)
USD	60,548	EUR	43,000	10/2/2008	13
USD	156,508	GBP	88,000	10/2/2008	58
USD	229,258	JPY	24,040,000	10/2/2008	3,223
AUD	1,164,000	USD	971,824	10/3/2008	(51,971)
USD	507,218	AUD	605,000	10/3/2008	29,116
AUD	2,776,000	USD	2,505,447	10/23/2008	(313,079)
CAD	2,544,700	USD	2,501,831	10/23/2008	(106,792)
CHF	2,161,352	USD	1,446,731	10/23/2008	(89,024)
CHF	639,852	EUR	400,000	10/23/2008	6,293
DKK	3,508,000	USD	686,727	10/23/2008	(23,093)
EUR	7,764,800	USD	11,930,763	10/23/2008	(973,033)
GBP	725,000	USD	1,338,519	10/23/2008	(47,104)
HKD	6,331,000	USD	813,105	10/23/2008	2,610
JPY	215,393,000	USD	2,012,273	10/23/2008	20,834
NOK	5,673,000	USD	1,053,330	10/23/2008	(89,220)
PLN	1,302,200	USD	634,209	10/23/2008	(94,334)
SEK	6,929,000	USD	1,130,096	10/23/2008	(128,623)
SGD	485,000	USD	358,510	10/23/2008	(20,669)
ZAR	919,600	USD	119,145	10/23/2008	(8,739)
USD	1,613,108	AUD	1,825,000	10/23/2008	171,797
USD	1,578,632	CAD	1,638,000	10/23/2008	37,333
USD	435,155	CHF	484,000	10/23/2008	3,399
USD	138,384	CZK	2,413,000	10/23/2008	(302)
USD	85,532	DKK	403,400	10/23/2008	9,218
USD	7,526,841	EUR	5,296,241	10/23/2008	617,112
USD	5,341,440	GBP	2,783,600	10/23/2008	383,316
USD	45,833	HKD	356,000	10/23/2008	(35)
USD	3,988,103	JPY	424,995,500	10/23/2008	(23,500)
USD	4,502,531	MXP	46,007,000	10/23/2008	308,801
USD	2,384,468	NOK	12,514,600	10/23/2008	257,648
USD	117,579	PLN	286,000	10/23/2008	(993)
USD	43,837	SEK	295,000	10/23/2008	1,199

Total					$(116,749)

•	Financial futures contracts purchased as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
20	DJIA Index	December 2008	$2,172,200	$42,600
13	Euro-Bund	December 2008	$2,105,937	18,612
16	Gilt Futures	December 2008	$3,190,158	2,085
	U.S. Treasury
304	Notes (5 Year)	December 2008	$34,119,250	(402,513)
	U.S. Treasury
91	Notes (10 Year)	December 2008	$10,430,875	(233,219)

Total				$(572,435)

•	Financial futures contracts sold as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
147	U.S. Treasury Bonds	December 2008	$17,224,266	$186,074
	U.S. Treasury
73	Notes (2 Year)	December 2008	$15,580,938	(17,819)
	Euro Dollar
58	Futures (90 Day)	June 2009	$14,059,200	15,422

Total				$183,677

•	Swaps outstanding as of September 30, 2008 were as follows:

		Notional Amount	Unrealized Appreciation (Depreciation)
Receive a fixed rate of 5.50% and pay a floating rate based on 3-month USD LIBOR
Broker, Bank of America
Expires, July 2009	USD	7,500,000	$168,206
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc
Expires, December 2009	USD	2,600,000	55,200
Pay a fixed rate of 4.39% and receive a floating rate based on 3-month USD LIBOR
Broker, Morgan Stanley
Expires, July 2010	USD	6,300,000	(64,299)
Receive a fixed rate of 5.11% and pay a floating rate based on 3-month USD LIBOR
Broker, UBS AG
Expires, November 2011	USD	9,100,000	506,810
Receive a fixed rate of 3.77% and pay a floating rate based on 3-month USD LIBOR
Broker, Bank of America
Expires, January 2013	USD	4,100,000	(29,328)

See Notes to Financial Statements.

18	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Summary Schedule of Investments (continued)

		Notional Amount	Unrealized Appreciation (Depreciation)
Pay a fixed rate of 3.48% and receive a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs
Expires, March 2013	USD	1,400,000	$29,084
Pay a fixed rate of 3.46% and receive a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs
Expires, March 2013	USD	1,400,000	27,788
Receive a fixed rate of 5.14% and pay a floating rate based on 6-month GBP LIBOR
Broker, Deutsche Bank AG	GBP	1,100,000	(12,897)
Expires, April 2013
Receive a fixed rate of 4.27% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG
Expires, July 2013	USD	4,100,000	49,149
Pay a fixed rate of 4.96% and receive a floating rate based on 3-month USD LIBOR
Broker, UBS AG
Expires, March 2015	USD	5,000,000	(203,721)
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month USD LIBOR
Broker, JPMorgan Chase & Co.
Expires, May 2015	USD	1,700,000	(46,112)
Receive a fixed rate of 5.30% and pay a floating rate based on 3-month USD LIBOR
Broker, UBS AG
Expires, February 2017	USD	6,700,000	447,622
Pay a fixed rate of 5.64% and receive a floating rate based on 3-month USD LIBOR
Broker, Citibank
Expires, July 2017	USD	1,000,000	(82,431)
Pay a fixed rate of 5.29% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG
Expires, October 2017	USD	3,600,000	(293,400)
Pay a fixed rate of 5.01% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG
Expires, November 2017	USD	3,300,000	(195,024)
Pay a fixed rate of 5.14% and receive a floating rate based on 3-month USD LIBOR
Broker, Barclays Bank Plc
Expires, April 2018	USD	3,200,000	(81,418)
Receive a fixed rate of 4.47% and pay a floating rate based on 3-month USD LIBOR
Broker, Morgan Stanley
Expires, May 2018	USD	2,900,000	39,512
Receive a fixed rate of 4.36% and pay a floating rate based on 3-month USD LIBOR
Broker, JPMorgan Chase Bank
Expires, May 2018	USD	500,000	2,243
Pay a fixed rate of 4.55% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG
Expires, June 2018	USD	2,300,000	(46,228)
Pay a fixed rate of 5.46% and receive a floating rate based on 3-month USD LIBOR
Broker, JPMorgan Chase Bank
Expires, August 2018	USD	1,700,000	(137,638)
Pay a fixed rate of 4.21% and receive a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG
Expires, September 2018	USD	3,300,000	68,094
Receive a fixed rate of 4.21% and pay a floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG
Expires, September 2018	USD	2,500,000	(51,586)
Receive a fixed rate of 4.46% and pay a floating rate based on 3-month USD LIBOR
Broker, Citibank
Expires, October 2018	USD	2,500,000	(6,185)
Pay a fixed rate of 4.65% and receive a floating rate based on 3-month USD LIBOR
Broker, UBS AG
Expires, November 2018	USD	700,000	(7,774)
Receive a fixed rate of 5.41% and pay a floating rate based on 3-month USD LIBOR
Broker, JPMorgan Chase Bank
Expires, August 2022	USD	1,130,000	97,267

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	19

Summary Schedule of Investments (concluded)

		Notional Amount	Unrealized Appreciation (Depreciation)
Receive a fixed rate of 5.41% and pay a floating rate based on 3-month USD LIBOR
Broker, Goldman Sachs
Expires, April 2027	USD	750,000	$82,340
Bought credit default protection on CMBX.NA.3.AAA and pay 0.08%
Broker, Credit Suisse First Boston
Expires, December 2049	USD	1,200,000	(818)

Total			$314,456

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes and/or defined by portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

20	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Statement of Assets and Liabilities

September 30, 2008
Assets
Investments at value - unaffiliated (including securities loaned of $1,468,250) (cost - $696,752,212)	$674,355,255
Investments at value - affiliated (cost - $1,469,900)	1,469,900
Foreign currency at value (cost - $1,805,865)	1,784,984
Unrealized appreciation on foreign currency exchange contracts	1,854,890
Unrealized appreciation on swaps	1,573,315
Investments sold receivable	122,147,024
Interest receivable	2,139,019
Dividends and reclaims receivable	709,230
Capital shares sold receivable	268,834
Securities lending income receivable - affiliated	20,207
Principal paydown receivable	19,385
Prepaid expenses	63,174
Other assets	46,612

Total assets	806,451,829

Liabilities
Cash overdraft	62,671
Investments purchased payable	188,271,892
TBA sale commitments at value (proceeds received $26,490,406)	26,408,099
Options written at value (premiums received $2,096,700)	2,178,299
Unrealized depreciation on foreign currency exchange contracts	1,971,639
Capital shares redeemed payable	1,520,629
Collateral at value - securities loaned	1,469,900
Unrealized depreciation on swaps	1,258,859
Other affiliates payable	356,388
Investment advisory fees payable	276,625
Premiums received for swap contracts	264,003
Service and distribution fees payable	240,430
Interest payable	60,300
Margin variation payable	13,220
Officer’s and Trustees’ fees payable	7,683
Foreign taxes payable	1,626
Other accrued expenses payable	108,950

Total liabilities	224,471,213

Net Assets	$581,980,616

Net Assets Consist of
Paid-in capital	$606,918,222
Distributions in excess of net investment income	(1,079,820)
Accumulated net realized loss	(523,895)
Net unrealized appreciation/depreciation	(23,333,891)

Net Assets	$581,980,616

Net Asset Value
Institutional - Based on net assets of $23,082,963 and 1,780,876 shares outstanding, unlimited number of shares authorized, $0.001 par value	$12.96

Service - Based on net assets of $1,552,228 and 120,043 shares outstanding, unlimited number of shares authorized, $0.001 par value	$12.93

Investor A - Based on net assets of $390,051,200 and 30,199,104 shares outstanding, unlimited number of shares authorized, $0.001 par value	$12.92

Investor B - Based on net assets of $97,709,902 and 7,660,771 shares outstanding, unlimited number of shares authorized, $0.001 par value	$12.75

Investor C - Based on net assets of $69,584,323 and 5,465,707 shares outstanding, unlimited number of shares authorized, $0.001 par value	$12.73

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	21

Statement of Operations

Year Ended September 30, 2008
Investment Income
Interest	$12,740,232
Dividends and reclaims	9,200,224
Foreign taxes withheld	(346,726)
Securities lending from affiliates	67,652
Interest from affiliates	12,061

Total investment income	21,673,443

Expenses
Investment advisory	3,871,388
Service and distribution - class specific	3,236,302
Transfer agent - class specific	1,210,524
Custodian	457,933
Administration	507,528
Administration - class specific	175,949
Printing	123,839
Professional	92,044
Officer and Trustees	32,376
Registration	56,931
Miscellaneous	146,564

Total expenses excluding interest expense	9,911,378
Interest expense	289,656

Total expenses	10,201,034
Less administration fees waived - class specific	(5,380)
Less transfer agent fees waived - class specific	(1,075)
Less transfer agent fees reimbursed - class specific	(8,296)
Less fees paid indirectly	(3,284)

Total expenses after waivers, reimbursement and fees paid indirectly	10,182,999

Net investment income	11,490,444

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	22,933,433
Options written	238,578
Futures and swaps	(7,263,750)
Foreign currency transactions	1,296,249

17,204,510

Net change in unrealized appreciation/depreciation on:
Investments	(142,781,663)
TBA sale commitments	(59,823)
Options written	(536,060)
Futures and swaps	(197,676)
Foreign currency transactions and other	(1,515,568)

(145,090,790)

Total realized and unrealized loss	(127,886,280)

Net Decrease in Net Assets Resulting from Operations	$(116,395,836)

See Notes to Financial Statements.

22	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2008	2007
Operations
Net investment income	$11,490,444	$11,294,292
Net realized gain	17,204,510	64,921,547
Net change in unrealized appreciation/depreciation	(145,090,790)	35,406,563

Net increase (decrease) in net assets resulting from operations	(116,395,836)	111,622,402

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(671,005)	(518,845)
Service	(43,165)	(30,612)
Investor A	(9,616,809)	(6,065,281)
Investor B	(1,647,905)	(1,015,381)
Investor C	(1,059,761)	(610,142)
Net realized gain:
Institutional	(2,001,331)	(1,296,964)
Service	(175,568)	(89,755)
Investor A	(38,125,135)	(19,046,801)
Investor B	(11,393,688)	(7,043,852)
Investor C	(6,488,172)	(3,276,940)

Decrease in net assets resulting from dividends and distributions to shareholders	(71,222,539)	(38,994,573)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(11,398,230)	(64,773,363)

Redemption Fees
Redemption fees	—	472

Net Assets
Total increase (decrease) in net assets	(199,016,605)	7,854,938
Beginning of year	780,997,221	773,142,283

End of year	$581,980,616	$780,997,221

End of year undistributed (distributions in excess of) net investment income	$(1,079,820)	$4,112,319

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	23

Financial Highlights

	Institutional*
	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period April 1, 2004 to February 28, 2005	Year Ended March 31,
	2008	2007	2006			2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$17.07	$15.53	$15.51	$14.99	$14.91	$11.38	$14.17

Net investment income	0.33 [2]	0.33 [2]	0.31 [2]	0.17 [2]	0.20	0.24	0.28
Net realized and unrealized gain (loss)	(2.76)	2.08	0.66	0.52	0.82	3.54	(2.68)

Net increase (decrease) from investment operations	(2.43)	2.41	0.97	0.69	1.02	3.78	(2.40)

Dividends and distributions from:
Net investment income	(0.38)	(0.24)	(0.30)	(0.17)	(0.40)	(0.25)	(0.33)
Net realized gain	(1.30)	(0.63)	(0.65)	—	(0.54)	—	(0.06)

Total dividends and distributions	(1.68)	(0.87)	(0.95)	(0.17)	(0.94)	(0.25)	(0.39)

Redemption fees added to paid-in capital	—	0.00 [3]	0.00 [3]	0.00 [3]	—	—	—

Net asset value, end of period	$12.96	$17.07	$15.53	$15.51	$14.99	$14.91	$11.38

Total Investment Return
Based on net asset value	(15.81)%	16.04%[4]	6.53%[4]	4.66%[4,5]	7.17%[5]	33.46%	(17.12)%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	0.89%[7]	0.86%	0.83%	0.86%[6]	1.03%[6]	1.15%	1.12%

Total expenses	0.94%	0.93%	0.91%	1.11%[6]	1.05%[6]	1.15%	1.13%

Net investment income	2.20%	2.03%	2.04%	1.90%[6]	1.71%[6]	1.74%	2.21%

Supplemental Data
Net assets, end of period (000)	$23,083	$34,720	$32,545	$29,752	$31,328	$21,989	$17,992

Portfolio turnover	391%[8]	93%	136%	90%	101%	216%	181%

	Service
	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period January 28, 2005[9] to February 28, 2005
	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$17.03	$15.51	$15.49	$14.97	$14.63

Net investment income	0.30 [2]	0.29 [2]	0.27 [2]	0.14 [2]	0.01
Net realized and unrealized gain (loss)	(2.76)	2.08	0.65	0.52	0.33

Net increase (decrease) from investment operations	(2.46)	2.37	0.92	0.66	0.34

Dividends and distributions from:
Net investment income	(0.34)	(0.22)	(0.25)	(0.14)	—
Net realized gain	(1.30)	(0.63)	(0.65)	—	—

Total dividends and distributions	(1.64)	(0.85)	(0.90)	(0.14)	—

Redemption fees added to paid-in capital	—	0.00 [3]	0.00 [3]	0.00 [3]	—

Net asset value, end of period	$12.93	$17.03	$15.51	$15.49	$14.97

Total Investment Return
Based on net asset value	(16.00)%	15.74%[4]	6.24%[4]	4.44%[4,5]	2.32%[5]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.11%[7]	1.10%	1.11%	1.16%[6]	1.16%[6]

Total expenses	1.11%	1.31%	1.17%	1.36%[6]	1.26%[6]

Net investment income (loss)	1.96%	1.80%	1.76%	1.60%[6]	(0.17)%[6]

Supplemental Data
Net assets, end of period (000)	$1,552	$2,325	$2,201	$2,171	$2,171

Portfolio turnover	391%[8]	93%	136%	90%	101%

See Notes to Financial Statements.

24	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Financial Highlights (continued)

	Investor A*
	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period April 1, 2004 to February 28, 2005	Year Ended March 31,
	2008	2007	2006			2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$17.01	$15.50	$15.48	$14.95	$14.89	$11.36	$14.15

Net investment income	0.28 [2]	0.27 [2]	0.25 [2]	0.13 [2]	0.18	0.19	0.24
Net realized and unrealized gain (loss)	(2.75)	2.07	0.66	0.53	0.80	3.55	(2.68)

Net increase (decrease) from investment operations	(2.47)	2.34	0.91	0.66	0.98	3.74	(2.44)

Dividends and distributions from:
Net investment income	(0.32)	(0.20)	(0.24)	(0.13)	(0.38)	(0.21)	(0.29)
Net realized gain	(1.30)	(0.63)	(0.65)	—	(0.54)	—	(0.06)

Total dividends and distributions	(1.62)	(0.83)	(0.89)	(0.13)	(0.92)	(0.21)	(0.35)

Redemption fees added to paid-in capital	—	0.00 [3]	0.00 [3]	0.00 [3]	—	—	—

Net asset value, end of period	$12.92	$17.01	$15.50	$15.48	$14.95	$14.89	$11.36

Total Investment Return
Based on net asset value[10]	(16.05)%	15.58%[4]	6.12%[4]	4.44%[4,5]	6.78%[5]	32.94%	(17.37)%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.24%[7]	1.21%	1.23%	1.25%[6]	1.24%[6]	1.45%	1.42%

Total expenses	1.24%	1.21%	1.36%	1.46%[6]	1.32%[6]	1.45%	1.43%

Net investment income	1.84%	1.68%	1.63%	1.51%[6]	1.55%[6]	1.43%	1.92%

Supplemental Data
Net assets, end of period (000)	$390,051	$506,537	$482,284	$491,557	$526,929	$357,100	$252,069

Portfolio turnover	391%[8]	93%	136%	90%	101%	216%	181%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, a series of a predecessor trust, the State Street Research Income Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Asset Allocation Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936, 0.71991517, 0.72321182 and 0.72727901 for Institutional, Investor A, Investor B and Investor C shares, respectively.

1	Audited by other auditors.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Annualized.

7	The Portfolio incurred interest expense during the year. If interest expense had not been incurred, the ratio would have been 0.85%, 1.07% and 1.20% for Institutional, Service and Investor A shares, respectively.

8	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 121%.

9	Commencement of operations.

10	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	25

Financial Highlights (continued)

	Investor B*
	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period April 1, 2004 to February 28, 2005	Year Ended March 31,
	2008	2007	2006			2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$16.83	$15.35	$15.34	$14.81	$14.74	$11.26	$14.01

Net investment income	0.16 [2]	0.14 [2]	0.13 [2]	0.07 [2]	0.08	0.10	0.15
Net realized and unrealized gain (loss)	(2.75)	2.07	0.65	0.51	0.81	3.49	(2.63)

Net increase (decrease) from investment operations	(2.59)	2.21	0.78	0.58	0.89	3.59	(2.48)

Dividends and distributions from:
Net investment income	(0.19)	(0.10)	(0.12)	(0.05)	(0.28)	(0.11)	(0.21)
Net realized gain	(1.30)	(0.63)	(0.65)	—	(0.54)	—	(0.06)

Total dividends and distributions	(1.49)	(0.73)	(0.77)	(0.05)	(0.82)	(0.11)	(0.27)

Redemption fees added to paid-in capital	—	0.00 [3]	0.00 [3]	0.00 [3]	—	—	—

Net asset value, end of period	$12.75	$16.83	$15.35	$15.34	$14.81	$14.74	$11.26

Total Investment Return
Based on net asset value[4]	(16.89)%	14.81%[5]	5.30%[5]	3.94%[5,6]	6.20%[6]	32.03%	(17.91)%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	2.02%[8]	2.01%	2.00%	2.01%[7]	2.04%[7]	2.15%	2.12%

Total expenses	2.02%	2.01%	2.03%	2.11%[7]	2.04%[7]	2.15%	2.13%

Net investment income	1.06%	0.89%	0.86%	0.75%[7]	0.73%[7]	0.72%	1.22%

Supplemental Data
Net assets, end of period (000)	$97,710	$152,820	$175,826	$181,583	$187,689	$133,083	$75,963

Portfolio turnover	391%[9]	93%	136%	90%	101%	216%	181%

See Notes to Financial Statements.

26	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Financial Highlights (concluded)

	Investor C*
	Year Ended September 30,			Period March 1, 2005 to September 30, 2005	Period April 1, 2004 to February 28, 2005	Year Ended March 31,
	2008	2007	2006			2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$16.78	$15.34	$15.33	$14.81	$14.74	$11.25	$14.01

Net investment income	0.17 [2]	0.15 [2]	0.15 [2]	0.06 [2]	0.08	0.10	0.15
Net realized and unrealized gain (loss)	(2.71)	2.04	0.65	0.52	0.81	3.50	(2.65)

Net increase (decrease) from investment operations	(2.54)	2.19	0.80	0.58	0.89	3.60	(2.50)

Dividends and distributions from:
Net investment income	(0.21)	(0.12)	(0.14)	(0.06)	(0.28)	(0.11)	(0.21)
Net realized gain	(1.30)	(0.63)	(0.65)	—	(0.54)	—	(0.05)

Total dividends and distributions	(1.51)	(0.75)	(0.79)	(0.06)	(0.82)	(0.11)	(0.26)

Redemption fees added to paid-in capital	—	0.00 [3]	0.00 [3]	0.00 [3]	—	—	—

Net asset value, end of period	$12.73	$16.78	$15.34	$15.33	$14.81	$14.74	$11.25

Total Investment Return
Based on net asset value[4]	(16.66)%	14.68%[5]	5.42%[5]	3.90%[5,6]	6.20%[6]	32.14%	(17.96)%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	1.94%[8]	1.94%	1.91%	2.00%[7]	2.04%[7]	2.15%	2.12%

Total expenses	1.94%	1.95%	1.94%	2.11%[7]	2.04%[7]	2.15%	2.13%

Net investment income	1.14%	0.96%	0.97%	0.75%[7]	0.76%[7]	0.72%	1.21%

Supplemental Data
Net assets, end of period (000)	$69,584	$84,596	$80,286	$67,371	$65,357	$42,262	$19,079

Portfolio turnover	391%[9]	93%	136%	90%	101%	216%	181%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, a series of a predecessor trust, the State Street Research Income Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Asset Allocation Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936, 0.71991517, 0.72321182 and 0.72727901 for Institutional, Investor A, Investor B and Investor C shares, respectively.

1	Audited by other auditors.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Total investment returns exclude the effects of sales charges.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Annualized.

8	The Portfolio incurred interest expense during the year. If interest expense had not been incurred, the ratio would have been 1.97% and 1.90% for Investor B and Investor C shares, respectively.

9	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 121%.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	27

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2008, the Fund had 27 registered portfolios. These financial statements relate to the Fund’s Asset Allocation Portfolio (the “Portfolio”). The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B and Investor C Shares may bear certain expenses related to the service and/ or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day. The Portfolio values its investment in the BlackRock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based on its pro-rata ownership in the net assets of the underlying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

The Portfolio is not obligated for costs associated with the registration of restricted securities.

Derivative Financial Instruments: The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Swaps - The Portfolio may enter into swap agreements, in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any.

Interest rate swaps - Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party

28	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Notes to Financial Statements (continued)

Total return swaps - Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swaps - Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place.

•

Futures - The Portfolio may purchase or sell financial or index futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•

Foreign currency exchange contracts - The Portfolio may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

•

Options - The Portfolio may purchase and write call and put options. When a Portfolio writes an option, an amount equal to the premium received by a Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). If an option is exercised, the premium paid or received is added to the cost of the purchase or the proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

Asset-Backed Securities: The Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans.

An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Collateralized Debt Obligations: The Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cashflows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	29

Notes to Financial Statements (continued)

Financing Transactions: The Portfolio may enter into financing transactions consisting of sales by the Portfolio of securities together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is interest expense. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolio reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Forward Commitments and When-Issued Delayed Delivery Securities: The Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued basis, the Portfolio will hold liquid assets worth at least the equivalent of the amount due.

Inflation-indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Investing in Government Sponsored Enterprises: The Portfolio may invest in securities issued by the Federal Home Loan Mortgage Corp. (“Freddie Mac”) and similar U.S. government sponsored entities such as Federal National Mortgage Assoc. (“FNMA”) and the Federal Home Loan Banks (“FHLB’s”). The debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae and FHLB’s are neither guaranteed nor insured by the U.S. Government. As such, securities issued by these entities are sup- ported only by the credit of the issuing entity, which depends entirely on its own resources to repay the debt, and are subject to the risk of default.

Mortgage Pass-Through Securities: The Portfolio may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations and commercial mortgage backed securities. These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, these securities are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the multiple class pass-through securities. The markets for multiple class pass-through securities may be more illiquid than those of other securities.

Classes of multiple class pass-through securities include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

Preferred Stock: The Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of

30	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Reverse Repurchase Agreements: The Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. For the year ended September 30, 2008, the average amount and weighted average interest rate of reverse repurchase agreements was $6,122,407 and 3.24%, respectively.

TBA Purchase Commitments: The Portfolio may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of Investments.”

Trust Preferred Stock: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Zero-Coupon Bonds: The Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) requires that the Portfolio segregate assets in connection with certain investments (e.g., swaps, swaptions or futures) the Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost method. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual method. The Portfolio amortizes all premiums and discounts on debt securities. Income, realized and unrealized gains and losses of the Portfolio is allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

Securities Lending: The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the United States government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	31

applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Notes to Financial Statements (continued)

Effective March 31, 2008, the Portfolio implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Portfolio, and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio’s financial statements. The Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s U.S. federal tax returns remains open for the years ended September 30, 2005 through September 30, 2007. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Portfolio’s financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “FSP”) was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolio’s financial statement disclosures, if any, is currently being assessed.

Bank Overdraft: The Portfolio recorded a bank overdraft resulting from the estimation of available cash. The overdraft resulted in fees being charged by the custodian which is included in the Statement of Operations as custodian expenses.

Other: Expenses directly related to the Portfolio or its classes are charged to the Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

Average Daily Net Assets
first $1 billion	0.550%
$1 billion - $2 billion	0.500
$2 billion - $3 billion	0.475
greater than $3 billion	0.450

In addition, the Advisor has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor, pursuant to which BFM serves as sub-advisor for the Portfolio. The Advisor pays the sub-advisor, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Advisor

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2009, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding; interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

Share Classes
Institutional	Service	Investor A	Investor B	Investor C
0.86%	1.16%	1.33%	2.08%	2.08%

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio.

32	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

Prior to January 1, 2008, the fee was paid at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% of average daily gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

Effective January 1, 2008, the fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), formerly PFPC Inc., an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of the Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of the Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Portfolio with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2008, the Portfolio incurred $77,730 in return for these services, which are a component of the transfer agent fees in the accompanying Statement of Operations.

PNCGIS and the Advisor act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion of the Portfolio. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio or a share class.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”) or its affiliates. As of September 30, 2008, the Portfolio loaned securities with a value of $311,082 to MLPF&S or its affiliates. Pursuant to that order, the Portfolio has retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the year ended September 30, 2008, BIM received $17,239 in securities lending agent fees.

The Fund, on behalf of the Portfolio, has entered into a Distribution Agreement and Distribution Plan with BlackRock Distributors, Inc. (“BDI”), an affiliate of BlackRock, Inc. Pursuant to the Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, the Portfolio pays BDI ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

For the year ended September 30, 2008, the Portfolio paid $520,880 to affiliates in return for distribution and sales support services.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Portfolio, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the year ended September 30, 2008, the Portfolio reimbursed the Advisor the following amounts for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

Share Classes
Institutional	Service	Investor A	Investor B	Investor C	Total
$731	$69	$42,769	$15,547	$4,011	$63,127

For the year ended September 30, 2008, the following charts show the various types of class-specific expenses borne directly by each class of the Portfolio and any associated waivers or reimbursements of those expenses.

	Share Classes					Total
	Institutional	Service	Investor A	Investor B	Investor C
Administration Fees	$7,229	$486	$115,926	$32,562	$19,746	$175,949

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	33

Notes to Financial Statements (continued)

	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Total
Administration Fees Waived	(5,205)	(2)	(115)	—	(58)	(5,380)
Service and Distribution Fees	—	4,854	1,148,230	1,297,070	786,148	3,236,302
Transfer Agent Fees	36,137	876	814,868	259,285	99,358	1,210,524
Transfer Agent Fees Waived	(901)	(3)	—	—	(171)	(1,075)
Transfer Agent Fees Reimbursed	(8,095)	(78)	—	—	(123)	(8,296)

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At September 30, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

Expiring January 31,
2010	2011
$47,788	$6,224

For the year ended September 30, 2008, Merrill Lynch, through its affiliated broker dealer, MLPF&S, earned $13,185 in commissions on transactions of securities.

For the year ended September 30, 2008, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolio’s Investor A Shares of $51,238.

For the year ended September 30, 2008, affiliates received contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares of $1,117, $192,187 and $13,819 respectively.

The Portfolio may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolio. The income earned for the year ended September 30, 2008 was $12,061 which is included in interest from affiliates on the Statements of Operations.

The Portfolio may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statement of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or trustees/directors of BlackRock, Inc. or its affiliates. The Portfolio reimburses the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the year ended September 30, 2008, purchases and sales of securities, excluding short-term investments, were $611,789,015 and $708,666,707, respectively.

For the year ended September 30, 2008, purchases and sales of U.S. government securities were $2,025,759,297 and $2,028,746,610, respectively.

Written options transactions entered into during the year ended September 30, 2008 are summarized as follows:

	Contracts	Premium
Balance at 9/30/07	(1,637,502)	$(1,994,023)
Written	(14,036)	(4,026,083)
Expired	1,631,431	447,685
Closed	12,587	3,475,721

Balance at 9/30/08	(7,520)	$(2,096,700)

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2008 and was subsequently renewed. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of 0.06% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at the Portfolio’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2008.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

During the current period $46,612 has been reclassified from paid-in capital to distributions in excess of net investment income, $3,690,550 has been reclassified to accumulated net realized loss from distributions in excess of net investment income as a result of permanent differences attributable to foreign currency transactions, amortization methods on fixed income securities, sale of stock in passive foreign investment companies, the tax character of income recognized from partnerships, accounting for paydowns, accounting for swap agreements, the reclassification of distributions paid and the classification of settlement proceeds.

34	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

The tax character of distributions during the years ended September 30, 2008 and September 30, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$22,237,194	$8,240,259
Net long-term capital gain	48,985,345	30,754,314

Total taxable distributions	$71,222,539	$38,994,573

As of September 30, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income	$3,056,030
Undistributed long term capital gains	8,381,761

Total undistributed net earnings	11,437,791
Capital loss carryforward	(2,685,812	)*
Net unrealized losses	(33,689,585	)**

Total accumulated net losses	$(24,937,606)

*	On September 30, 2008, the Portfolio had a capital loss carryforward of $2,685,812, all of which expires on September 30, 2010. This amount will be available to offset future realized capital gains.

**	The difference between book-basis and tax-basis net unrealized Losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts , the tax deferral of losses on straddles, the timing of recognition of income from partnerships for tax purposes, the realization for tax purposes of unrealized gains on stock of passive foreign investment companies, accounting for swap agreements and the deferral of post-October currency losses for tax purposes.

6. Capital Shares Transactions:

Transactions in shares for each year were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Institutional
Shares sold	719,701	$10,781,671	774,819	$12,673,325
Shares issued in reinvestment of dividends and distributions	116,442	1,821,085	101,243	1,603,042

Total issued	836,143	12,602,756	876,062	14,276,367
Shares redeemed	(1,089,350)	(17,388,674)	(937,469)	(15,341,460)

Net decrease	(253,207)	$(4,785,918)	(61,407)	$(1,065,093)

Service
Shares sold	15,761	$240,679	115,714	$1,912,238
Shares issued in reinvestment of dividends and distributions	2,025	31,561	6,121	96,039

Total issued	17,786	272,240	121,835	2,008,277
Shares redeemed	(34,266)	(509,908)	(127,252)	(2,097,949)

Net decrease	(16,480)	$(237,668)	(5,417)	$(89,672)

Investor A
Shares sold	3,270,332	$48,680,010	2,956,580	$47,917,929
Shares issued in reinvestment of dividends and distributions	2,930,518	45,682,395	1,521,117	23,985,487

Total issued	6,200,850	94,362,405	4,477,697	71,903,416
Shares redeemed	(5,775,786)	(86,718,679)	(5,822,896)	(93,990,201)

Net increase (decrease)	425,064	$7,643,726	(1,345,199)	$(22,086,785)

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	35

Notes to Financial Statements (concluded)

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Investor B
Shares sold	529,002	$7,998,032	568,659	$9,085,898
Shares issued in reinvestment of dividends and distributions	789,550	12,215,796	488,088	7,583,994

Total issued	1,318,552	20,213,828	1,056,747	16,669,892
Shares redeemed	(2,736,738)	(40,629,040)	(3,432,187)	(54,998,153)

Net decrease	(1,418,186)	$(20,415,212)	(2,375,440)	(38,328,261)

Investor C
Shares sold	1,208,908	$17,588,746	701,045	$11,178,693
Shares issued in reinvestment of dividends and distributions	448,828	6,911,581	229,834	3,573,154

Total issued	1,657,736	24,500,327	930,879	14,751,847
Shares redeemed	(1,232,015)	(18,103,485)	(1,125,583)	(17,955,399)

Net increase (decrease)	425,721	$6,396,842	(194,704)	$(3,203,552)

There is a 2% redemption fee on shares of the Portfolio redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

7. Market Risk:

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolio.

8. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close on or before December 31, 2008.

Effective October 1, 2008, BlackRock Investments, Inc., an affiliate of the Advisor, replaced BlackRock Distributors, Inc. as the distributor of the Fund. The service and distribution fees will not change as a result of this transaction.

36	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of Asset Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of the BlackRock Asset Allocation Portfolio (the “Portfolio”) [one of the twenty-seven portfolios constituting the BlackRock Funds (the “Fund”)] as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio constituting the Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2008

Important Tax Information (Unaudited)

Because the Portfolio’s fiscal year is not the calendar year, another notification will be sent with respect to the calendar year 2008. The amounts to be used by calendar year taxpayers on their U.S. federal income tax returns will be provided on Form 1099-DIV to be mailed in January 2009.

The following information is provided with respect to the ordinary income distributions paid by BlackRock Asset Allocation Portfolio during the fiscal year ended September 30, 2008:

Record Date	10/23/2007	12/5/2007	4/16/2008	7/16/2008
Payable Date	10/24/2007	12/7/2007	4/18/2008	7/18/2008
Qualified Dividend Income for Individuals*	44.48%	44.48%	25.70%	25.70%
Dividends Qualifying for the Dividends Received Deduction for Corporations*	27.76%	27.70%	11.70%	11.70%
Interest-Related Dividends**	57.90%	57.90%	40.56%	40.56%
Short-term Capital Gain Dividends**	—	65.87%	—	—

*	The Portfolio hereby designates the percentage indicated or the maximum amount allowable by law.

**	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Portfolio distributed long-term capital gains of $1.094175 per share to shareholders of record on December 5, 2007.

ANNUAL REPORT	SEPTEMBER 30, 2008	37

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of BlackRock Funds (the “Fund”) met in person in April and June 2008 to consider the approval of the Fund’s investment advisory agreement with BlackRock Advisors, LLC (the “Advisor”), with respect to each of the portfolios of the Fund, including Asset Allocation Portfolio (the “Portfolio”) (the “Advisory Agreement”). The Board also considered the approval of the subadvisory agreement between the Advisor and BlackRock Financial Management, Inc. (the “Subadvisor”) with respect to the Portfolio (the “Subadvisory Agreement”). The Advisor and the Subadvisor are referred to herein as “BlackRock.” The Advisory Agreement and the Subadvisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are both Independent Trustees. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by, Independent Trustees.

The Agreements

Upon the consummation of the combination of BlackRock’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (the “Transaction”), the Fund entered into an Advisory Agreement with respect to the Portfolio with the Advisor with an initial two-year term and the Advisor entered into a Subadvisory Agreement with respect to the Portfolio with the Subadvisor with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of each Agreement’s initial two-year term, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Portfolio by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided to the Portfolio and its shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management’s and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Portfolio, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Portfolio’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 16, 2008 meeting at which approval of the Agreements was to be considered, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the Portfolio’s fees and expenses and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper (“Peers”); (b) information on the profitability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding the Portfolio’s shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 16, 2008 meeting, the Board requested and subsequently received from BlackRock (i) comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Portfolio profitability, Portfolio size and Portfolio fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings of the Portfolio, allocation of Portfolio brokerage fees (including the benefits of “soft dollars”), and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Portfolio. The Board did not identify any particular information as controlling, and each Trustee may have attributed different weights to the various items considered.

38	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

At an in-person meeting held on April 16, 2008, the Board discussed and considered the proposed renewal of the Agreements. As a result of the discussions, the Board requested and BlackRock provided additional information, as detailed above, in advance of the June 3-4, 2008 Board meeting. At the in-person meeting held on June 3-4, 2008, the Board, including the Independent Trustees, unanimously approved the continuation of (a) the Advisory Agreement between the Advisor and the Fund with respect to the Portfolio for a one-year term ending June 30, 2009 and (b) the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio for a one-year term ending June 30, 2009. The Board considered all factors it believed relevant with respect to the Portfolio, including, among other factors: (i) the nature, extent and quality of the services provided by BlackRock; (ii) the investment performance of the Portfolio and BlackRock portfolio management; (iii) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Portfolio; and (iv) economies of scale.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. The Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Portfolio’s portfolio management team discussing Portfolio performance and the Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally, and of the Portfolio’s portfolio management team; BlackRock’s portfolio trading capabilities; BlackRock’s use of technology; BlackRock’s commitment to compliance; and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock’s compensation structure with respect to the portfolio management team of the Portfolio and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Portfolio. BlackRock and its affiliates provide the Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Portfolio. In addition to investment advisory services, BlackRock and its affiliates provide the Portfolio with other services, including (a) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (b) assisting with daily accounting and pricing; (c) overseeing and coordinating the activities of other service providers; (d) organizing Board meetings and preparing the materials for such Board meetings; (e) providing legal and compliance support; and (f) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Portfolios and BlackRock: The Board, including the Independent Trustees, also reviewed and considered the performance history of the Portfolio. In preparation for the April 16, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to a representative group of similar funds as determined by Lipper and to all funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Portfolio throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Portfolio performed at or above the median for its Peers in each of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the Portfolio: The Board, including the Independent Trustees, reviewed the Portfolio’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Portfolio’s total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Portfolio and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Portfolio and concluded that there was a reasonable basis for the allocation. The Board also considered whether

ANNUAL REPORT	SEPTEMBER 30, 2008	39

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that are expected by the Board.

The Board noted that the Portfolio paid contractual advisory fees, prior to any expense reimbursements or fee waivers, lower than or equal to the median fees paid by the Portfolio’s Peers.

The Board noted that BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Portfolio expenses on a class basis. The Board also took into account that the Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale.

D. Economies of Scale: The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Portfolio increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolio to participate in these economies of scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolio. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the anticipated efficiencies in the processes of BlackRock’s overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Board found, based on its review of comparable funds, that the Portfolio’s management fee is appropriate in light of the scale of the Portfolio.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock may derive from its relationship with the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research, obtained by soft dollars generated by transactions in the Portfolio, to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board approved the continuation of (a) the Advisory Agreement between the Advisor and the Fund with respect to the Portfolio for a one-year term ending June 30, 2009 and (b) the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Portfolio and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolio reflect the results of several years of review by the Trustees and predecessor Trustees, and discussions between the Trustees (and predecessor Trustees) and BlackRock (and predecessor advisors). Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years.

40	ANNUAL REPORT	SEPTEMBER 30, 2008

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Co-Chair of the Board of Trustees and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 Funds 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Co-Chair of the Board of Trustees and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.	34 Funds 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Trustee	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Formerly Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.	34 Funds 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Trustee	Since 2004	Formerly Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 Funds 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Trustee and Member of the Audit Committee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005.	34 Funds 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 Funds 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Partner, Amarna Corporation, LLC (private investment company) since 2002; Director, WQED Multimedia (PBS and Multimedia, a not-for-profit company) since 2002; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partner, LP (private investment) since 1998.	34 Funds 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 Funds 81 Portfolios	None

ANNUAL REPORT	SEPTEMBER 30, 2008	41

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director of Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Formerly Trustee, State Street Research Mutual Funds from 1990 to 2005; Formerly, Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 Funds 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Chair of the Audit Committee and Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member/Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates since 2003; Formerly Director, Inter-Tel from 2006 to 2007.	34 Funds 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Trustee and Member of the Audit Committee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005. Director, Alkon Corporation (pneumatics) since 1992; Director, Indotronix International (IT services) since 2004; Director, Tippman Sports (recreation) since 2005.	34 Funds 81 Portfolios	None

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the fund’s board in 2007, each Trustee first became a member of the boards of trustees of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

Interested Trustees[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	184 Funds 295 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 295 Portfolios	None

3	Messrs. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

42	ANNUAL REPORT	SEPTEMBER 30, 2008

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, Inc.

New York, NY 10022

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Sub-Advisor

BlackRock Financial

Management, Inc.

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Co-Administrator and Transfer Agent

PNC Global Investment

Servicing (U.S.) Inc.

Wilmington, DE 19809

ANNUAL REPORT	SEPTEMBER 30, 2008	43

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

44	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	45

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Natural Resources Trust
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Healthcare Fund	Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio	BlackRock Income Builder Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	BlackRock Intermediate Government	BlackRock Strategic Income Portfolio
BlackRock High Income Fund	Bond Portfolio	BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

46	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

AA-9/08-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Exchange Portfolio OF BLACKROCK FUNDSSM ANNUAL REPORT | SEPTEMBER 30, 2008

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines related to the housing market turmoil, volatile energy prices, and the escalating credit crisis. The news took an extraordinarily heavy tone in September as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has taken decisive action to restore liquidity and bolster financial market stability. Key moves included slashing the target federal funds rate 275 basis points (2.75%) between October 2007 and April 2008 and providing massive cash injections and lending programs. As the credit crisis took an extreme turn for the worse, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in early October in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility and generally posted losses for the current reporting period, with small-cap stocks faring noticeably better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably, decelerated at a faster pace than domestic equities — a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) amid an ongoing flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.85% by period-end as the financial market contagion widened. Tax-exempt issues underperformed overall, as problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets led to considerable weakness in the high yield sector.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses over the six- and 12-month reporting periods:

Total Returns as of September 30, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(10.87)%	(21.98)%
Small cap U.S. equities (Russell 2000 Index)	(0.54)%	(14.48)%
International equities (MSCI Europe, Australasia, Far East Index)	(22.35)%	(30.50)%
Fixed income (Barclays Capital U.S. Aggregate Index)*	(1.50)%	3.65%
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)*	(2.59)%	(1.87)%
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index)*	(6.77)%	(10.51)%

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary

Portfolio Management Commentary

How did the Portfolio perform?

•	Portfolio results outperformed that of the benchmark S&P 500 Index for the 12-month period.

What factors influenced performance?

•

The U.S. equity market has fallen sharply since peaking in October 2007. Many factors contributed to weakness throughout the year, including the U.S. subprime mortgage debt-led credit crisis that started in July 2007, signs of a global economic slowdown, and surging food and energy prices during much of the year. The S&P 500 Index entered bear market territory, falling 22% for the 12 months ended September 30, 2008. This unfavorable equity environment also produced disappointing absolute returns for the Portfolio; however, Portfolio holdings delivered significant outperformance relative to the benchmark. Positions in the consumer staples, information technology and financials sectors, along with positive sector positioning, accounted for the majority of the gains.

•

Significant positions in Anheuser-Busch Cos., Inc. and Wal-Mart Stores, Inc. produced excellent returns for the Portfolio. Both stocks rose more than 30%, with Anheuser-Busch being acquired by InBev and Wal-Mart distinguishing itself as a low-cost retailer in the challenging retail environment. Top performers in information technology included International Business Machines Corp. and Hewlett-Packard Co. Both companies have seen strong earnings due to their geographic diversity and stability of revenue growth. The largest negative impact during the annual period came in the industrials sector, where The Boeing Co. performed poorly as trends in aerospace weakened.

Describe recent Portfolio activity.

•

During the 12 months, we reduced the Portfolio’s exposure to financials given the fundamental problems plaguing the sector. We eliminated both American International Group Inc., and SLM Corp. during the period. We increased the allocation to consumer staples, adding Philip Morris International, Inc. to the Portfolio.

Describe Portfolio positioning at period-end.

•

As of September 30, 2008, the Portfolio is positioned defensively, with the largest overweights relative to the S&P 500 Index in the consumer staples and healthcare sectors. The most notable current underweights are in the consumer discretionary and materials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of September 30, 2008

Ten Largest Holdings	Percent of Long-Term Investments
Procter & Gamble Co.	7%
Berkshire Hathaway, Inc. - Class B	7
Exxon Mobil Corp.	6
Schlumberger Ltd.	6
Target Corp.	5
Hewlett-Packard Co.	5
International Business Machines Corp.	5
Microsoft Corp.	4
American Express Co.	4
Wal-Mart Stores, Inc.	4

Five Largest Industries	Percent of Long-Term Investments
Oil & Gas	15%
Computer & Office Equipment	10
Retail Merchandising	9
Pharmaceuticals	9
Finance	8

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Although the holdings and industries listed above were current as of the period indicated, the Portfolio’s composition will vary.

4	BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

1	The Portfolio normally invests largely in a diversified and supervised portfolio of common stocks, or securities convertible into common stocks.

2	This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.

Shares of the Portfolio are not currently offered to the public.

Performance Summary for the Year Ended September 30, 2008

		Average Annual Total Returns[3]
	6-Month Total Returns	1 Year	5 Years	10 Years
BlackRock	(6.04)%	(14.56)%	5.75%	4.03%
S&P 500 Index	(10.87)	(21.98)	5.17	3.06

3	See “About Portfolio’s Performance” on page 6 for a detailed description of performance related information.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[4]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[4]
BlackRock	$1,000.00	$939.65	$2.91	$1,000.00	$1,021.96	$3.04

4	For the BlackRock share class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

5	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

Past performance is not indicative of future results.

BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008	5

About Portfolio’s Performance

•	BlackRock Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of the Portfolio. The Portfolio’s returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2009.

Disclosure of Expenses

Shareholders of the Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense example on the previous page (which are based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace — 6.0%
The Boeing Co.	131,800	$7,558,730
General Dynamics Corp.	93,000	6,846,660

		14,405,390

Banks — 2.4%
JPMorgan Chase & Co.	124,728	5,824,798

Beverages & Bottling — 4.7%
Anheuser-Busch Cos., Inc.	102,972	6,680,823
The Coca-Cola Co.	87,735	4,639,427

		11,320,250

Computer & Office Equipment — 9.5%
Hewlett-Packard Co.	255,074	11,794,622
International Business Machines Corp.	92,371	10,803,712

		22,598,334

Computer Software & Services — 4.1%
Microsoft Corp.	367,277	9,802,623

Conglomerates — 6.8%
Berkshire Hathaway, Inc. - Class B(a)	3,687	16,204,365

Electronics — 0.9%
Agilent Technologies, Inc.(a)	29,749	882,355
Intel Corp.	70,215	1,315,127

		2,197,482

Finance — 7.8%
American Express Co.	271,045	9,603,124
Ameriprise Financial, Inc.	61,125	2,334,975
The Western Union Co.	266,480	6,574,062

		18,512,161

Food & Agriculture — 1.0%
General Mills, Inc.	8,497	583,914
Kraft Foods, Inc. - Class A	53,285	1,745,084

		2,328,998

Machinery & Heavy Equipment — 3.1%
Caterpillar, Inc.	124,256	7,405,658

Manufacturing — 3.4%
General Electric Co.	317,848	8,105,124

Medical & Medical Services — 1.9%
Millipore Corp.(a)(b)	64,313	4,424,734

Medical Instruments & Supplies — 4.8%
Johnson & Johnson	120,414	8,342,282
Medtronic, Inc.	60,000	3,006,000

		11,348,282

Oil & Gas — 14.9%
BP Plc - ADR	116,846	5,862,164
Exxon Mobil Corp.	188,062	14,604,895
Schlumberger Ltd.	172,339	13,457,952
Transocean, Inc.(a)	14,795	1,625,083

		35,550,094

Pharmaceuticals — 8.7%
AstraZeneca Plc - ADR	76,000	3,334,880
Merck & Co., Inc.	83,999	2,651,008
Novartis AG - ADR	161,364	8,526,474
Pfizer, Inc.	80,583	1,485,951
Wyeth	125,465	4,634,677

		20,632,990

Retail Merchandising — 9.0%
Target Corp.	248,429	12,185,442
Wal-Mart Stores, Inc.	154,700	9,264,983

		21,450,425

Soaps & Cosmetics — 7.2%
Procter & Gamble Co.(b)	246,400	17,171,616

Telecommunications — 0.6%
Vodafone Group Plc - ADR	64,452	1,424,389

Tobacco — 2.2%
Altria Group, Inc.	77,000	1,527,680
Philip Morris International, Inc.	77,000	3,703,700

		5,231,380

Total Common Stocks
(Cost — $47,814,395) — 99.0%		235,939,093

	Beneficial Interest/Shares
Short-Term Securities
BlackRock Liquidity Series, LLC Money Market Series, 2.66%(c)(d)(e)	11,165,500	11,165,500
TCW Money Market Fund, 2.41%(e)	2,094,842	2,094,842

Total Short-Term Securities
(Cost — $13,260,342) — 5.6%		13,260,342

Total Investments
(Cost — $61,074,737*) — 104.6%		249,199,435
Liabilities in Excess of Other Assets — (4.6)%		(10,998,254)

Net Assets — 100.0%		$238,201,181

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$57,550,707

Gross unrealized appreciation	$192,229,097
Gross unrealized depreciation	(580,369)

Net unrealized appreciation	$191,648,728

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income
BlackRock Liquidity Series, LLC
Money Market Series	$11,165,500	$43,972

(d)	Security purchased with the cash proceeds from securities loans.

(e)	Represents current yield as of report date.

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names of many of the securities have been abbreviated according to the list below.	ADR	American Depository Receipts

See Notes to Financial Statements.

BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008	7

Statement of Assets and Liabilities

September 30, 2008
Assets
Investments at value - unaffiliated (including securities loaned of $11,303,400) (cost - $49,909,237)	$238,033,935
Investments at value - affiliated (cost - $11,165,500)	11,165,500
Dividends receivable	306,334
Securities lending income receivable - affiliated	3,295
Receivable from advisor	474
Prepaid expenses	10,908

Total assets	249,520,446

Liabilities
Collateral at value - securities loaned	11,165,500
Investment advisory fees payable	95,588
Other affiliates payable	20,691
Officer’s and Trustees’ fees payable	6,370
Foreign taxes payable	565
Other accrued expenses payable	30,551

Total liabilities	11,319,265

Net Assets	$238,201,181

Net Assets Consist of
Paid-in capital	$52,850,961
Undistributed net investment income	1,810,486
Accumulated net realized loss	(4,584,964)
Net unrealized appreciation/depreciation	188,124,698

Net Assets	$238,201,181

Net Asset Value
Shares outstanding, unlimited number of shares authorized, $0.001 par value	416,248

Net Asset Value	$572.26

See Notes to Financial Statements.

8	BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008

Statement of Operations

Year Ended September 30, 2008
Investment Income
Dividends	$5,210,905
Securities lending from affiliates	43,972
Interest from affiliates	115
Foreign taxes withheld	(37,778)

Total investment income	5,217,214

Expenses
Investment advisory	1,386,150
Administration	277,235
Professional	32,316
Custodian	26,354
Printing	23,131
Officer and Trustees	26,366
Transfer agent	7,980
Miscellaneous	13,845

Total expenses	1,793,377
Less fees waived by advisor	(52,714)
Less administration fees waived	(69,313)
Less transfer agent fees waived	(2,864)
Less transfer agent fees reimbursed	(5,084)
Less fees paid indirectly	(31)

Total expenses after waivers, reimbursement and fees paid indirectly	1,663,371

Net investment income	3,553,843

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(6,224,405)
Redemption-in-kind transactions	16,333,049

10,108,644

Net change in unrealized appreciation/depreciation on investments	(56,243,591)

Total realized and unrealized loss	(46,134,947)

Net Decrease in Net Assets Resulting from Operations	$(42,581,104)

See Notes to Financial Statements.

BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008	9

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2008	2007
Operations
Net investment income	$3,553,843	$3,003,112
Net realized loss from investment transactions	(6,224,405)	(1,583,883)
Net realized gain from redemption-in-kind transactions	16,333,049	19,717,131
Net change in unrealized appreciation/depreciation	(56,243,591)	30,726,620

Net increase (decrease) in net assets resulting from operations	(42,581,104)	51,862,980

Dividends to Shareholders From
Net investment income	(2,897,062)	(2,701,038)

Capital Share Transactions
Shares issued in reinvestment of dividends	446,682	448,506
Shares redeemed	(29,779,215)	(30,149,442)

Net decrease in net assets derived from capital share transactions	(29,332,533)	(29,700,936)

Net Assets
Total increase (decrease) in net assets	(74,810,699)	19,461,006
Beginning of year	313,011,880	293,550,874

End of year	$238,201,181	$313,011,880

End of year undistributed net investment income	$1,810,486	$1,153,705

See Notes to Financial Statements.

10	BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008

Financial Highlights

	Year Ended September 30,			Period January 1, 2005 to September 30,	Year Ended December 31,
	2008	2007	2006	2005	2004[1]	2003
Per Share Operating Performance
Net asset value, beginning of period	$676.66	$575.50	$533.63	$520.73	$490.99	$411.01

Net investment income	8.07 [2]	6.21 [2]	6.63 [2]	4.10 [2]	7.61	5.40
Net realized and unrealized gain (loss)	(105.98)	100.52	41.58	11.80	29.63	80.08
Dividends from net investment income	(6.49)	(5.57)	(6.34)	(3.00)	(7.50)	(5.50)

Net asset value, end of period	$572.26	$676.66	$575.50	$533.63	$520.73	$490.99

Total Investment Return
Based on net asset value	(14.56)%	18.62%	9.06%	3.10%[3]	7.63%	20.89%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly	0.60%	0.60%	0.60%	0.60%[4]	0.61%	0.59%

Total expenses	0.65%	0.65%	0.67%	0.71%[4]	0.61%	0.59%

Net investment income	1.28%	0.99%	1.20%	1.06%[4]	1.47%	1.20%

Supplemental Data
Net assets, end of period (000)	$238,201	$313,012	$293,551	$292,516	$299,352	$309,699

Portfolio turnover	0%	1%	0%	0%	4%	5%

1	During the year ended December 31, 2004, the investment advisor reimbursed the Portfolio as part of an internal review regarding the use of fund brokerage commissions. These payments increased net realized and unrealized gain on investments per share by $0.17 and increased total return by 0.04%.

2	Based on average shares outstanding.

3	Aggregate total investment return.

4	Annualized.

See Notes to Financial Statements.

BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008	11

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2008, the Fund had 27 registered portfolios. These financial statements relate to the Fund’s Exchange Portfolio (the “Portfolio”). The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day. The Portfolio values its investment in the Blackrock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based upon its pro-rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolio reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Redemptions-In-Kind: The Portfolio transferred securities and cash due to redemptions-in-kind. For purposes of generally accepted accounting principles, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind are disclosed separately in the Statement of Operations.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual method.

Dividends and Distributions: Dividends from net investment income, which are recorded on the ex-dividend date, are declared and paid at least annually by the Portfolio. Net realized short-term capital gains, if any, are distributed annually. The Portfolio’s current practice is to retain long-term capital gains and to pay federal taxes thereon at corporate capital gain tax rates on behalf of the shareholders.

Securities Lending: The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the United States government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. The Portfolio typically receives the income on the loaned securities but do not receive the income on the collateral. Where the Portfolio receives cash collateral, they may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a flat fee for their loans. Loans of securities are

12	BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a witholding tax may be imposed on interest, dividends and capital gains at various rates. The Portfolio has a tax-year end of December 31.

Effective March 31, 2008, the Portfolio implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Portfolio, and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio’s financial statements. The Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s U.S. federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Portfolio’s financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “FSP”) was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolio, entered into an Investment Advisory Agreement and Distribution Plan with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc. The Advisor is responsible for the management of the Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the annual rate of 0.50%.

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio.

Prior to January 1, 2008, the fee was paid at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% of average daily gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

Effective January 1, 2008, the fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), formerly PFPC Inc., an indirect wholly-owned subsidiary of PNC, serves as transfer and

BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008	13

Notes to Financial Statements (continued)

dividend disbursing agent. Transfer agent fees are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of the Portfolio, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Portfolio with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2008, the Portfolio incurred $35 in return for these services, which are a component of the transfer agent fees in the accompanying Statement of Operations.

PNCGIS and the Advisor act as co-administrators for the Portfolio. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentages of average daily net assets of the BlackRock class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio.

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2009, in order to limit expenses to 0.60% of the Portfolio’s average daily net assets. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, the Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board.

If within two years following a waiver or reimbursement, the operating expenses of the Portfolio that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board approved in advance the payments to the Advisor at the previous quarterly meeting.

At September 30, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

Expiring January 31,
2010	2011
$137,424	$84,725

The Portfolio may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolio. The income earned for the year ended September 30, 2008, was $115, which is included in interest from affiliates on the Statement of Operations.

The Portfolio may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statement of Operations as fees paid indirectly.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”) or its affiliates. As of September 30, 2008, the Portfolio had no securities on loan to MLPF&S or its affiliates. Pursuant to that order, the Portfolio has retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the year ended September 30, 2008, BIM received $9,642 in securities lending agent fees.
Certain officers and/or trustees of the Fund are officers and/or trustees/directors of BlackRock, Inc. or its affiliates. The Portfolio reimburses the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the year ended September 30, 2008, purchases and sales of securities, excluding short-term securities, were $0 and $28,415,155, including $24,466,775 of sales representing redemptions-in-kind, respectively.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2008 and was subsequently renewed. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of 0.06% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest

14	BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008

Notes to Financial Statements (concluded)

at a rate equal to, at the Portfolio’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2008.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

As of December 31, 2007, $17,278,253 has been reclassified to paid-in capital from accumulated net realized loss as a result of permanent differences attributable to redemptions in-kind transactions and the sales of securities with a different book and tax basis.

The tax character of distributions during the fiscal year ended September 30, 2008 and the tax years ended December 31, 2007 and December 31, 2006 were as follows:

	2008	2007	2006
Distributions paid from Ordinary income	$2,897,062	$3,003,189	$3,450,062

As of September 30, 2008, the estimated components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$1,810,486
Capital loss carryforward	(14,885,085)
Net unrealized gains	198,424,819	*

Total accumulated earnings	$185,350,220

On December 31, 2007, the Portfolio had a capital loss carryforward of $9,260,669, of which $633,046 expires in 2009, $7,112,583 expires in 2010, $1,281,140 expires in 2013 and $233,900 expires in 2014. This amount will be available to offset future realized capital gains.

*	The difference between book-basis and tax-basis net unrealized gains is attributed primarily to in-kind redemptions and securities held with different book/tax basis.

6. Capital Shares Transactions:

Transactions in shares for each year were as follows:

	Year Ended September 30,
	2008	2007
Shares issued in reinvestment of dividends	692	714
Shares redeemed	(47,029)[1]	(48,206)[2]

Net decrease	(46,337)	(47,492)

1	Including (38,559) representing redemptions-in-kind.

2	Including (40,737) representing redemptions-in-kind.

7. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close on or before December 31, 2008.

Effective October 1, 2008, BlackRock Investments, Inc., an affiliate of the Advisor, replaced BlackRock Distributors, Inc. as the distributor of the Fund.

BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008	15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of Exchange Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Exchange Portfolio (the “Portfolio”) [one of the twenty-seven portfolios constituting the BlackRock Funds (the “Fund”)] as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio constituting the Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2008

16	BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of BlackRock Funds (the “Fund”) met in person in April and June 2008 to consider the approval of the Fund’s investment advisory agreement with BlackRock Advisors, LLC (the “Advisor” or “BlackRock”), with respect to each of the portfolios of the Fund, including the Exchange Portfolio (the “Portfolio”) (the “Advisory Agreement”).

Activities and Composition of the Board

The Board of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are both Independent Trustees. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by, Independent Trustees.

The Advisory Agreement

Upon the consummation of the combination of BlackRock’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (the “Transaction”), the Fund entered into an Advisory Agreement with respect to the Portfolio with the Advisor with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of the Advisory Agreement’s initial two-year term, the Board is required to consider the continuation of the Advisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Portfolio by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Advisory Agreement, including the services and support provided to the Portfolio and its shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management’s and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Portfolio, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Portfolio’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement

The Approval Process: Prior to the April 16, 2008 meeting at which approval of the Advisory Agreement was to be considered, the Board requested and received materials specifically relating to the Advisory Agreement. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the Portfolio’s fees and expenses and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper (“Peers”) (b) information on the profitability of the Advisory Agreement to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding the Portfolio’s shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 16, 2008 meeting, the Board requested and subsequently received from BlackRock (i) comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Portfolio profitability, Portfolio size and Portfolio fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings of the Portfolio, allocation of Portfolio brokerage fees (including the benefits of “soft dollars”), and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Portfolio. The Board did not identify any particular information as controlling, and each Trustee may have attributed different weights to the various items considered.

At an in-person meeting held on April 16, 2008, the Board discussed and considered the proposed renewal of the Advisory Agreement. As a result of the discussions, the Board requested and BlackRock provided additional information, as detailed above, in advance of the June 3-4, 2008 Board meeting. At the in-person meeting held on June 3-4, 2008, the Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement between the Advisor and the Fund with respect to the Portfolio for a one-year term ending June 30,

BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008	17

Disclosure of Investment Advisory Agreement

2009. The Board considered all factors it believed relevant with respect to the Portfolio, including, among other factors: (i) the nature, extent and quality of the services provided by BlackRock; (ii) the investment performance of the Portfolio and BlackRock portfolio management; (iii) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Portfolio; and (iv) economies of scale.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. The Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Portfolio’s portfolio management team discussing Portfolio performance and the Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally, and of the Portfolio’s portfolio management team; BlackRock’s portfolio trading capabilities; BlackRock’s use of technology; BlackRock’s commitment to compliance; and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock’s compensation structure with respect to the portfolio management team of the Portfolio and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Portfolio. BlackRock and its affiliates provide the Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Portfolio. In addition to investment advisory services, BlackRock and its affiliates provide the Portfolio with other services, including (a) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (b) assisting with daily accounting and pricing; (c) overseeing and coordinating the activities of other service providers; (d) organizing Board meetings and preparing the materials for such Board meetings; (e) providing legal and compliance support; and (f) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Portfolio and BlackRock: The Board, including the Independent Trustees, also reviewed and considered the performance history of the Portfolio. In preparation for the April 16, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to a representative group of similar funds as determined by Lipper and to all funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Portfolio throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Portfolio performed at or above the median for its Peers in the one- and three-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the Portfolio: The Board, including the Independent Trustees, reviewed the Portfolio’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Portfolio’s total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Portfolio and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Portfolio and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreement and to continue to provide the high quality of services that are expected by the Board.

The Board noted that the Portfolio paid contractual advisory fees, prior to any expense reimbursements or fee waivers, lower than or equal to the median fees paid by the Portfolio’s Peers. The Board noted that BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Portfolio expenses on a class basis.

18	BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement (concluded)

D. Economies of Scale: The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Portfolio increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolio to participate in these economies of scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolio. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the anticipated efficiencies in the processes of BlackRock’s overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Board found, based on its review of comparable funds, that the Portfolio’s management fee is appropriate in light of the scale of the Portfolio.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock may derive from its relationship with the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research, obtained by soft dollars generated by transactions in the Portfolio, to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board approved the continuation of the Advisory Agreement between the Advisor and the Fund with respect to the Portfolio for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of the Portfolio and its shareholders. In arriving at a decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolio reflect the results of several years of review by the Trustees and predecessor Trustees, and discussions between the Trustees (and predecessor Trustees) and BlackRock (and predecessor advisors). Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008	19

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Co-Chair of the Board of Trustees and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 Funds 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Co-Chair of the Board of Trustees and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.	34 Funds 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Trustee	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Formerly Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.	34 Funds 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Trustee	Since 2004	Formerly Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 Funds 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Trustee and Member of the Audit Committee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005.	34 Funds 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 Funds 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Partner, Amarna Corporation, LLC (private investment company) since 2002; Director, WQED Multimedia (PBS and Multimedia, a not-for-profit company) since 2002; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partner, LP (private investment) since 1998.	34 Funds 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 Funds 81 Portfolios	None

20	BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director of Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Formerly Trustee, State Street Research Mutual Funds from 1990 to 2005; Formerly, Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 Funds 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Chair of the Audit Committee and Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member/Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates since 2003; Formerly Director, Inter-Tel from 2006 to 2007.	34 Funds 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Trustee and Member of the Audit Committee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005. Director, Alkon Corporation (pneumatics) since 1992; Director, Indotronix International (IT services) since 2004; Director, Tippman Sports (recreation) since 2005.	34 Funds 81 Portfolios	None

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

Interested Trustees3

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	184 Funds 295 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 295 Portfolios	None

3	Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008	21

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Co-Administrator and Transfer Agent

PNC Global Investment

Servicing (U.S.) Inc.

Wilmington, DE 19809

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

22	BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008	23

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

24	BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Natural Resources Trust
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Healthcare Fund	Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio	BlackRock Income Builder Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	BlackRock Intermediate Government	BlackRock Strategic Income Portfolio
BlackRock High Income Fund	Bond Portfolio	BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK EXCHANGE PORTFOLIO	SEPTEMBER 30, 2008	25

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EXCH-9/08-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

Blackrock FundsSM ANNUAL REPORT | SEPTEMBER 30, 2008

BlackRock Money Market Portfolio

BlackRock U.S. Treasury Money Market Portfolio

BlackRock Municipal Money Market Portfolio

BlackRock New Jersey Municipal Money Market Portfolio

BlackRock North Carolina Municipal Money Market Portfolio

BlackRock Ohio Municipal Money Market Portfolio

BlackRock Pennsylvania Municipal Money Market Portfolio

BlackRock Virginia Municipal Money Market Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	SEPTEMBER 30, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines related to the housing market turmoil, volatile energy prices, and the escalating credit crisis. The news took an extraordinarily heavy tone in September as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has taken decisive action to restore liquidity and bolster financial market stability. Key moves included slashing the target federal funds rate 275 basis points (2.75%) between October 2007 and April 2008 and providing massive cash injections and lending programs. As the credit crisis took an extreme turn for the worse, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in early October in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility and generally posted losses for the current reporting period, with small-cap stocks faring noticeably better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably, decelerated at a faster pace than domestic equities — a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) amid an ongoing flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.85% by period-end as the financial market contagion widened. Tax-exempt issues underperformed overall, as problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets led to considerable weakness in the high yield sector.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses over the six- and 12-month reporting periods:

Total Returns as of September 30, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(10.87)%	(21.98)%
Small cap U.S. equities (Russell 2000 Index)	(0.54)%	(14.48)%
International equities (MSCI Europe, Australasia, Far East Index)	(22.35)%	(30.50%
Fixed income (Barclays Capital U.S. Aggregate Index)*	(1.50)%	3.65%
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)*	(2.59)%	(1.87)%
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index)*	(6.77)%	(10.51)%

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary	Money Market Portfolio

Portfolio Profile as of September 30, 2008

Portfolio Diversification	Percentage of Investments
Commercial Paper	60%
Certificates of Deposit	21
Variable Rate Obligations	12
Agency Obligations	4
Master Notes	2
Repurchase Agreements	1

Seven-Day Yields (Annualized)
Institutional	2.85%
Service	2.57
Hilliard Lyons	2.57
Investor A	2.53
Investor B	1.77
Investor C	1.78

Maturity Information

Maturity	Par	Percentage of Portfolio
1-7 days	$437,826,000	26%
8-14 days	233,678,000	14
15-30 days	387,977,000	23
31-60 days	264,594,000	16
61-90 days	258,235,000	15
91-120 days	34,000,000	2
121-150 days	32,100,000	2
over 150 days	35,190,000	2
Average Weighted Maturity - 33 days

Although the information listed above was current as of the period indicated, the Portfolio is actively managed and the information will vary.

Expense Example

Shareholders of the Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense example below (which are based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[1]
Institutional	$1,000.00	$1,012.86	$2.11	$1,000.00	$1,022.87	$2.13
Service	$1,000.00	$1,011.47	$3.52	$1,000.00	$1,021.46	$3.54
Hilliard Lyons	$1,000.00	$1,011.48	$3.47	$1,000.00	$1,021.51	$3.49
Investor A	$1,000.00	$1,011.17	$3.77	$1,000.00	$1,021.20	$3.80
Investor B	$1,000.00	$1,007.42	$7.43	$1,000.00	$1,017.51	$7.49
Investor C	$1,000.00	$1,007.45	$7.48	$1,000.00	$1,017.46	$7.54

1	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.42% for Institutional, 0.70% for Service, 0.69% for Hilliard Lyons, 0.75% for Investor A, 1.48% for Investor B and 1.49% for Investor C), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

2	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

4	ANNUAL REPORT	SEPTEMBER 30, 2008

Portfolio Summary	U.S. Treasury Money Market Portfolio

Portfolio Profile as of September 30, 2008

Portfolio Diversification	Percentage of Investments
Repurchase Agreements	100%

Seven-Day Yields (Annualized)
Institutional	0.75%
Service	0.48
Investor A	0.47

Maturity Information

Maturity	Par	Percentage of Portfolio
1-7 days	$634,402,000	80%
8-14 days	50,000,000	7
31-60 days	50,000,000	7
91-120 days	25,000,000	3
121-150 days	25,000,000	3
Average Weighted Maturity - 11 days

Although the information listed above was current as of the period indicated, the Portfolio is actively managed and the information will vary.

Expense Example

Shareholders of the Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service fees, and other Portfolio expenses. The expense example below (which are based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[1]
Institutional	$1,000.00	$1,007.98	$2.06	$1,000.00	$1,022.92	$2.08
Service	$1,000.00	$1,006.59	$3.46	$1,000.00	$1,021.51	$3.49
Investor A	$1,000.00	$1,006.56	$3.46	$1,000.00	$1,021.51	$3.49

1	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.41% for Institutional, 0.69% for Service and 0.69% for Investor A), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

2	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

ANNUAL REPORT	SEPTEMBER 30, 2008	5

Portfolio Summary	Municipal Money Market Portfolio

Portfolio Profile as of September 30, 2008

Top Ten States	Percentage of Investments
Michigan	13%
New York	11
Florida	10
Georgia	7
North Carolina	7
Pennsylvania	7
Texas	6
Colorado	5
Ohio	5
Virginia	4

Seven-Day Yields (Annualized)
Institutional	5.23%
Service	4.95
Hilliard Lyons	5.20
Investor A	4.95

Maturity Information

Maturity	Par	Percentage of Portfolio
1-7 days	$256,463,000	83%
31-60 days	5,080,000	2
61-90 days	5,000,000	2
over 150 days	39,545,000	13
Average Weighted Maturity - 42 days

Although the information listed above was current as of the period indicated, the Portfolio is actively managed and the information will vary.

Expense Example

Shareholders of the Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service fees, and other Portfolio expenses. The expense example below (which are based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[1]
Institutional	$1,000.00	$1,009.40	$2.11	$1,000.00	$1,022.87	$2.13
Service	$1,000.00	$1,008.01	$3.51	$1,000.00	$1,021.46	$3.54
Hilliard Lyons	$1,000.00	$1,009.28	$2.26	$1,000.00	$1,022.72	$2.28
Investor A	$1,000.00	$1,007.98	$3.56	$1,000.00	$1,021.41	$3.59

1	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.42% for Institutional, 0.70% for Service, 0.45% for Hilliard Lyons and 0.71% for Investor A), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

2	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

6	ANNUAL REPORT	SEPTEMBER 30, 2008

Portfolio Summary	New Jersey Municipal Money Market Portfolio

Portfolio Profile as of September 30, 2008

Portfolio Diversification	Percentage of Investments
Variable Rate Demand Notes	69%
Municipal Bonds	28
Commercial Paper	3

Seven-Day Yields (Annualized)
Institutional	4.66%
Service	4.39
Investor A	4.39

Maturity Information

Maturity	Par	Percentage of Portfolio
1-7 days	$102,560,000	72%
15-30 days	1,739,000	1
31-60 days	3,800,000	3
61-90 days	3,480,000	2
91-120 days	4,605,000	3
121-150 days	3,650,000	3
over 150 days	23,200,000	16
Average Weighted Maturity - 60 days

Although the information listed above was current as of the period indicated, the Portfolio is actively managed and the information will vary.

Expense Example

Shareholders of the Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service fees, and other Portfolio expenses. The expense example below (which are based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[1]
Institutional	$1,000.00	$1,009.05	$1.96	$1,000.00	$1,023.03	$1.97
Service	$1,000.00	$1,007.64	$3.31	$1,000.00	$1,021.66	$3.34
Investor A	$1,000.00	$1,007.65	$3.31	$1,000.00	$1,021.66	$3.34

1	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.39% for Institutional, 0.66% for Service and 0.66% for Investor A), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

2	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

ANNUAL REPORT	SEPTEMBER 30, 2008	7

Portfolio Summary	North Carolina Municipal Money Market Portfolio

Portfolio Profile as of September 30, 2008

Portfolio Diversification	Percentage of Investments
Variable Rate Demand Notes	85%
Municipal Bonds	13
Commercial Paper	2

Seven-Day Yields (Annualized)
Institutional	5.55%
Service	5.28
Investor A	5.25

Maturity Information

Maturity	Par	Percentage of Portfolio
1-7 days	$54,615,000	87%
61-90 days	2,510,000	4
91-120 days	878,000	1
121-150 days	1,315,000	2
over 150 Days	3,524,000	6
Average Weighted Maturity - 25 days

Although the information listed above was current as of the period indicated, the Portfolio is actively managed and the information will vary.

Expense Example

Shareholders of the Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service fees, and other Portfolio expenses. The expense example below (which are based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[1]
Institutional	$1,000.00	$1,009.58	$1.51	$1,000.00	$1,023.48	$1.52
Service	$1,000.00	$1,008.19	$2.91	$1,000.00	$1,022.06	$2.94
Investor A	$1,000.00	$1,007.56	$3.51	$1,000.00	$1,021.46	$3.54

1	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.30% for Institutional, 0.58% for Service and 0.70% for Investor A), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

2	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

8	ANNUAL REPORT	SEPTEMBER 30, 2008

Portfolio Summary	Ohio Municipal Money Market Portfolio

Portfolio Profile as of September 30, 2008

Portfolio Diversification	Percentage of Investments
Variable Rate Demand Notes	72%
Municipal Bonds	24
Commercial Paper	2
Municipal Put Bonds	2

Seven-Day Yields (Annualized)
Institutional	5.64%
Service	5.36
Investor A	5.36

Maturity Information

Maturity	Par	Percentage of Portfolio
1-7 days	$125,411,000	73%
15-30 days	2,730,000	2
31-60 days	5,800,000	3
61-90 days	5,905,000	4
91-120 days	3,880,000	2
121-150 days	4,150,000	2
over 150 days	23,775,000	14
Average Weighted Maturity - 54 days

Although the information listed above was current as of the period indicated, the Portfolio is actively managed and the information will vary.

Expense Example

Shareholders of the Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service fees, and other Portfolio expenses. The expense example below (which are based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[1]
Institutional	$1,000.00	$1,009.96	$1.96	$1,000.00	$1,023.03	$1.97
Service	$1,000.00	$1,008.57	$3.36	$1,000.00	$1,021.61	$3.39
Investor A	$1,000.00	$1,008.56	$3.36	$1,000.00	$1,021.61	$3.39

1	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.39% for Institutional, 0.67% for Service and 0.67% for Investor A), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

2	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

ANNUAL REPORT	SEPTEMBER 30, 2008	9

Portfolio Summary	Pennsylvania Municipal Money Market Portfolio

Portfolio Profile as of September 30, 2008

Portfolio Diversification	Percentage of Investments
Variable Rate Demand Notes	91%
Commercial Paper	5
Municipal Put Bonds	3
Municipal Bonds	1

Seven-Day Yields (Annualized)
Institutional	5.91%
Service	5.63
Investor A	5.64

Maturity Information

Maturity	Par	Percentage of Portfolio
1-7 days	$457,831,000	92%
31-60 days	13,029,000	2
61-90 days	15,076,000	3
over 150 days	13,950,000	3
Average Weighted Maturity - 14 days

Although the information listed above was current as of the period indicated, the Portfolio is actively managed and the information will vary.

Expense Example

Shareholders of the Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service fees, and other Portfolio expenses. The expense example below (which are based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[1]
Institutional	$1,000.00	$1,008.93	$2.11	$1,000.00	$1,022.87	$2.13
Service	$1,000.00	$1,007.52	$3.51	$1,000.00	$1,021.46	$3.54
Investor A	$1,000.00	$1,007.54	$3.46	$1,000.00	$1,021.51	$3.49

1	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.42% for Institutional, 0.70% for Service and 0.69% for Investor A), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

2	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

10	ANNUAL REPORT	SEPTEMBER 30, 2008

Portfolio Summary	Virginia Municipal Money Market Portfolio

Portfolio Profile as of September 30, 2008

Portfolio Diversification	Percentage of Investments
Variable Rate Demand Notes	97%
Municipal Bonds	3

Seven-Day Yields (Annualized)
Institutional	5.84%
Service	5.60

Maturity Information

Maturity	Par	Percentage of Portfolio
1-7 days	$86,520,000	97%
61-90 days	1,190,000	1
121-150 days	1,660,000	2
Average Weighted Maturity - 8 days

Although the information listed above was current as of the period indicated, the Portfolio is actively managed and the information will vary.

Expense Example

Shareholders of the Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service fees, and other Portfolio expenses. The expense example below (which are based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During the Period[1]
Institutional	$1,000.00	$1,009.30	$1.51	$1,000.00	$1,023.48	$1.52
Service	$1,000.00	$1,007.97	$2.86	$1,000.00	$1,022.11	$2.89

1	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.30% for Institutional and 0.57% for Service), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

2	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

ANNUAL REPORT	SEPTEMBER 30, 2008	11

Schedule of Investments September 30, 2008	Money Market Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Agency Obligations(a)
Federal Home Loan Bank Variable Rate Notes — 1.8%
3.02%, 3/20/09	$8,535	$8,538,708
2.41%, 8/13/09	9,050	9,050,000
2.39%, 8/14/09	13,255	13,253,848

		30,842,556

Federal Home Loan Mortgage Corp. Variable Rate Notes — 2.3%
3.08%, 9/25/09	24,015	24,008,055
3.64%, 9/28/09	14,820	14,816,357

		38,824,412

Total Agency Obligations (Cost — $69,666,968) — 4.1%		69,666,968

Certificates of Deposit(b)
Yankee — 20.9%
Banco Bilbao Vizcaya Argentaria S.A., New York,
3.00%, 10/24/08	16,260	16,260,000
3.18%, 12/24/08	10,000	10,000,000
Bank of Scotland Plc, New York,
2.68%, 10/02/08	4,000	4,000,000
Barclays Bank Plc, New York,
2.78%, 10/09/08	10,000	10,000,000
2.75%, 11/21/08	15,000	15,000,000
BNP Paribas, New York,
2.63%, 10/02/08	12,375	12,375,000
2.74%, 10/16/08	24,187	24,187,000
2.95%, 10/28/08	10,000	10,000,000
2.84%, 12/08/08	12,000	12,000,000
3.12%, 2/20/09	15,000	15,000,000
DNB NOR Bank ASA, New York,
2.85%, 12/05/08	10,000	10,000,000
3.10%, 12/23/08	10,000	10,000,000
Lloyds TSB Bank Plc, New York,
2.62%, 11/12/08	9,000	9,000,103
Nordea Bank Finland Plc, New York,
2.65%, 10/15/08	4,335	4,335,000
4.82%, 10/17/08	18,675	18,675,079
Rabobank Nederland N.V., New York,
3.01%, 2/19/09	8,500	8,500,000
Royal Bank of Scotland Plc, New York,
2.80%, 11/20/08	15,000	15,000,000
3.14%, 3/09/09	18,190	18,190,000
San Paolo IMI SpA, New York,
3.15%, 12/12/08	25,000	25,000,000
Societe Generale, New York,
2.92%, 11/14/08	17,000	17,000,102
2.92%, 12/05/08	10,000	10,000,000
Svenska Handelsbanken, New York,
2.61%, 10/01/08	10,825	10,825,000
Toronto Dominion Bank, New York,
2.83%, 12/05/08	4,200	4,200,000
3.00%, 12/16/08	2,150	2,150,000
3.11%, 12/30/08	28,000	28,000,000
3.03%, 2/11/09	3,600	3,600,000
3.01%, 2/13/09	5,000	5,000,000
UBS AG, Stamford,
2.86%, 12/10/08	1,000	1,000,000
2.86%, 12/16/08	15,000	15,000,000
Unicredito Italiano Bank, New York,
2.95%, 11/19/08	10,000	10,000,000

Total Certificates of Deposit (Cost — $354,297,284) — 20.9%		354,297,284

Commercial Paper(c)
Asset Backed Securities — 38.1%
Apreco LLC,
2.84%, 10/10/08	8,413	8,407,027
Atlantis One Funding Corp.,
6.75%, 10/01/08	60,000	60,000,000
2.80%, 10/10/08	12,000	11,991,600
Barton Capital Corp.,
6.25%, 10/01/08	70,000	70,000,000
2.70%, 11/04/08	7,685	7,665,403
Cancara Asset Securitisation LLC,
2.75%, 11/06/08	2,400	2,393,400
Clipper Receivables Co. LLC,
3.02%, 10/10/08	8,000	7,993,960
2.78%, 10/16/08	5,000	4,994,219
Dakota Notes Program,
2.88%, 11/04/08	21,000	20,942,880
Erasmus Capital Corp.,
5.00%, 10/01/08	75,000	75,000,000
2.71%, 11/10/08	5,000	4,984,944

Portfolios Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the list on the right.	AMBAC	American Municipal Bond Assurance Corp.	MB MBIA	Municipal Bond Municipal Bond Insurance Association

	AMT	Alternative Minimum Tax (subject to)	MERLOTS	Municipal Exempt Receipt-Liquidity Optional Tender
	BAN	Bond Anticipation Note	PCRB	Pollution Control Revenue Bond
	COP	Certificate of Participation	PUTTERS	Putable Tax-Exempt Receipt
	DN	Demand Note	RAN	Revenue Anticipation Note
	FGIC	Financial Guaranty Insurance Co.	RB	Revenue Bond
	FSA	Financial Security Assurance	ROC	Reset Option Certificate
	GAN	Grant Anticipation Note	SBPA	Stand-by Bond Purchase Agreement
	GO	General Obligation	SPEARS	Short Puttable Exempt Adjustable Receipts
	HFA	Housing Finance Authority
	IDA	Industrial Development Authority	TAN	Tax Anticipation Note
	IDRB	Industrial Development Revenue Bond	TECP	Tax-Exempt Commercial Paper
	ISD	Independent School District	TOB	Tender Option Bond
	LOC	Letter of Credit	TRAN	Tax & Revenue Anticipation Note

See Notes to Financial Statements.

12	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Commercial Paper
Asset Backed Securities (concluded)
Fairway Finance Co. LLC,
2.75%, 10/14/08	$13,000	$12,987,090
Galleon Capital LLC,
2.90%, 10/10/08	10,000	9,992,750
Kitty Hawk Funding Corp.,
3.55%, 11/03/08	44,000	43,856,817
Nieuw Amsterdam Receivables Corp.,
2.80%, 10/23/08	15,000	14,974,333
2.82%, 11/03/08	13,500	13,465,103
Old Line Funding LLC,
2.79%, 10/14/08	20,000	19,979,850
2.77%, 10/21/08	20,000	19,969,222
Palisades Commercial Paper Program,
2.80%, 10/16/08	4,800	4,794,400
Regency Markets No. 1 LLC,
2.85%, 10/10/08	11,730	11,721,642
5.49%, 10/10/08	50,000	49,931,375
2.81%, 10/15/08	5,000	4,994,536
Salisbury Receivables Co. LLC,
4.00%, 10/27/08	48,500	48,359,889
Solitaire Funding LLC,
2.75%, 11/03/08	10,000	9,974,792
Surrey Funding Corp.,
2.75%, 10/07/08	25,000	24,988,542
2.70%, 10/22/08	5,000	4,992,125
Tempo Finance Corp.,
8.00%, 10/01/08	40,000	40,000,000
Thunder Bay Funding LLC,
3.75%, 11/04/08	10,000	9,964,583
Victory Receivables Corp.,
2.68%, 11/04/08	7,574	7,554,829
Windmill Funding Corp.,
4.00%, 10/28/08	20,000	19,940,000

		646,815,311

Banks — 18.6%
Banco Bilbao Vizcaya Argentaria S.A.,
2.88%, 10/08/08	6,000	5,996,640
2.88%, 10/14/08	9,400	9,390,224
Bank of America Corp.,
2.96%, 12/31/08	6,000	5,955,183
2.96%, 3/12/09	17,000	16,773,560
Citigroup Funding, Inc.,
2.94%, 10/02/08	10,000	9,999,183
2.90%, 12/11/08	5,000	4,971,403
Danske Corp.,
2.74%, 12/09/08	10,000	9,947,579
2.85%, 12/15/08	20,000	19,881,250
DNB NOR Bank ASA,
3.02%, 10/20/08	20,000	19,968,122
2.96%, 10/27/08	25,000	24,946,465
2.73%, 12/04/08	5,000	4,975,733
Raiffeisen Zentralbank Osterreich AG,
2.90%, 10/15/08	10,000	9,988,722
2.87%, 10/17/08	6,500	6,491,709
2.88%, 10/21/08	16,650	16,623,360
2.83%, 10/27/08	10,000	9,979,561
2.85%, 11/18/08	17,000	16,935,400
2.84%, 12/10/08	10,000	9,944,778
San Paolo IMI U.S. Financial Co.,
2.87%, 11/03/08	20,000	19,947,383
Societe Generale North America, Inc.,
2.80%, 10/14/08	3,000	2,996,967
2.80%, 10/23/08	20,000	19,965,778
2.77%, 10/28/08	30,000	29,937,675
UBS Finance Delaware LLC,
2.82%, 10/30/08	5,000	4,988,642
Westpac Banking Corp.,
2.70%, 10/03/08	30,000	29,992,017
2.72%, 11/12/08	6,000	5,980,960

		316,578,294

Finance Services — 2.7%
KBC Financial Products International Ltd.,
2.79%, 10/10/08	5,000	4,996,513
2.72%, 10/14/08	18,000	17,982,320
2.86%, 10/22/08	23,000	22,961,561

		45,940,394

Total Commercial Paper (Cost — $1,009,333,999) — 59.4%		1,009,333,999

Master Notes
Security Brokers & Dealers — 1.8%
Bank of America Securities LLC,
7.30%, 10/01/08(d)
(Cost — $30,250,000) — 1.8%	30,250	30,250,000

Variable Rate Obligations
Banks — 6.8%
Bank of Montreal, Chicago,
2.90%, 11/10/08(a)	15,885	15,885,000
2.99%, 10/05/09(a)(e)	14,550	14,550,000
Deutsche Bank AG, New York,
3.41%, 1/21/09(a)	12,265	12,265,000
HSBC (USA), Inc.,
3.19%, 8/14/09(a)	2,580	2,580,000
ING Bank N.V.,
3.13%, 8/24/09(a)	7,700	7,700,000
Lloyds TSB Group Plc,
3.10%, 8/07/09(a)(e)	10,850	10,850,000
Nordea Bank AB,
3.15%, 10/24/09(a)(e)	10,250	10,250,000
Park Street Properties I LLC Series 2004 DN (U.S. Bank N.A. LOC),
8.00%, 10/07/08(d)	445	445,000
Park Village (Bank One N.A. LOC),
6.03%, 10/07/08(d)	6,495	6,495,000
Wachovia Bank, N.A.,
3.19%, 8/04/09(a)	9,300	9,300,000
Westpac Banking Corp., New York,
2.88%, 10/10/08(a)	24,250	24,250,000

		114,570,000

Life Insurance — 3.8%
ING USA Global Funding Trust,
3.51%, 9/18/09(a)	4,070	4,070,000
Transamerica Occidental Life Insurance Co.,
3.20%, 10/02/09(a)(f)	60,000	60,000,000

		64,070,000

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	13

Schedule of Investments (concluded)	Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Variable Rate Obligations
Municipal Bonds — 1.2%
Savannah College Georgia RB (Art & Design Project) Series 2004 DN (Bank of America N.A. LOC),
6.00%(d)	$6,400	$6,400,000
South Central Texas IDRB (Rohr Industries Project) Series 1990 DN (Bank One N.A. LOC),
8.20%(d)	14,800	14,800,000

		21,200,000

Total Variable Rate Obligations (Cost — $199,840,000) — 11.8%		199,840,000

Repurchase Agreements
Deutsche Bank Securities Inc.,
2.00%, 10/01/08	18,386	18,386,000
(Agreement dated 9/30/08 to be repurchased at $18,387,021, collateralized by Resolution Funding Corp. Strips due 10/15/19.)
(Cost — $18,386,000) — 1.1%
Total Investments

(Cost — $1,681,774,251*) — 99.1%		1,681,774,251
Other Assets in Excess of Liabilities — 0.9%		15,392,770

Net Assets — 100.0%		$1,697,167,021

*	Cost for federal income tax purposes.

(a)	Rate shown is as of report date and the date shown is the final maturity date.

(b)	Issuer is a U.S. branch of a foreign domiciled bank.

(c)	Rate shown reflects the discount rate at the time of purchase.

(d)	Rate shown is as of report date and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Restricted security as to resale. As of report date, the Portfolio held 3.5% of its net assets, with a current market value of $60,000,000 and an original cost of $60,000,000 in these securities.

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

14	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	U.S. Treasury Money Market Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Repurchase Agreements
Barclays Capital, Inc.,
0.25%, 10/01/08	$75,000	$75,000,000
(Agreement dated 9/30/08 to be repurchased at $75,000,521, collateralized by U.S. Treasury Strips due 8/15/17.)
Barclays Capital, Inc.,
2.02%, 10/01/08	50,000	50,000,000
(Agreement dated 8/20/08 to be repurchased at $50,117,833, collateralized by U.S. Treasury Notes 6.00% due 8/15/09.)
Barclays Capital, Inc.,
2.00%, 10/14/08	50,000	50,000,000
(Agreement dated 7/14/08 to be repurchased at $50,255,556, collateralized by U.S. Treasury Notes 6.00% due 8/15/09.)
Credit Suisse Securities (USA) LLC,
2.04%, 10/31/08	25,000	25,000,000
(Agreement dated 8/01/08 to be repurchased at $25,128,917, collateralized by U.S. Treasury Inflation Indexed Securities 1.63% due 1/15/18.)
Credit Suisse Securities (USA) LLC,
2.05%, 1/05/09	25,000	25,000,000
(Agreement dated 8/08/08 to be repurchased at $25,213,542, collateralized by U.S. Treasury Inflation Indexed Securities 1.63% due 1/15/18.)
Deutsche Bank Securities Inc.,
0.50%, 10/01/08	69,402	69,402,000
(Agreement dated 9/30/08 to be repurchased at $69,402,964, collateralized by U.S. Treasury Strips due 2/15/16.)
Deutsche Bank Securities Inc.,
2.06%, 10/01/08	75,000	75,000,000
(Agreement dated 7/09/08 to be repurchased at $75,360,500, collateralized by U.S. Treasury Strip Principals due 11/15/21.)
Greenwich Capital Markets, Inc.,
0.25%, 10/01/08	125,000	125,000,000
(Agreement dated 9/30/08 to be repurchased at $125,000,868, collateralized by U.S. Treasury Notes 4.75% due 5/31/12.)
Greenwich Capital Markets, Inc.,
2.00%, 10/31/08	25,000	25,000,000
(Agreement dated 7/25/08 to be repurchased at $25,136,111, collateralized by U.S. Treasury Notes 4.38% due 11/15/08.)
Greenwich Capital Markets, Inc.,
2.04%, 2/02/09	25,000	25,000,000
(Agreement dated 9/09/08 to be repurchased at $25,206,833, collateralized by U.S. Treasury Notes 4.38% due 11/15/08.)
HSBC Securities (USA) Inc.,
0.20%, 10/01/08	100,000	100,000,000
(Agreement dated 9/30/08 to be repurchased at $100,000,556, collateralized by U.S. Treasury Strip Principals and U.S. Treasury Inflation Indexed Securities 0.00% to 4.25% due from 1/15/09 to 2/15/29.)
JPMorgan Securities Inc.,
0.10%, 10/01/08	140,000	140,000,000
(Agreement dated 9/30/08 to be repurchased at $140,000,389, collateralized by U.S. Treasury Notes 4.50% due 9/30/11.)
Total Repurchase Agreements

(Cost — $784,402,000*) — 98.6%		784,402,000
Other Assets in Excess of Liabilities — 1.4%		10,751,660

Net Assets — 100.0%		$795,153,660

*	Cost for federal income tax purposes.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	15

Schedule of Investments September 30, 2008	Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Alabama — 0.9%
Alexander Industrial Board IDRB (Precision Millwork Project) Series 2000 AMT DN (Southtrust Bank N.A. LOC),
7.60%, 10/07/08(a)	$45	$45,000
Geneva County Health Care Authority RB Series 2001 DN ( Southtrust Bank N.A. LOC),
7.60%, 10/07/08(a)	2,833	2,833,000

		2,878,000

Arkansas — 0.6%
Little Rock Residential Housing & Public Facilities Board Capital Improvement RB (Park Systems Project) Series 2001 DN (Bank of America N.A. LOC),
8.06%, 10/07/08(a)	1,965	1,965,000

Colorado — 5.3%
Colorado Educational & Cultural Facilities Authority RB (Parker & Denver High Schools Project) Series 2006 DN (Bank of America N.A. LOC),
5.55%, 10/01/08(a)	12,450	12,450,000
Colorado HFA Single Family Mortgage RB Series 2003B-3 AMT DN (JPMorgan Chase Bank SBPA),
7.75%, 10/07/08(a)	1,600	1,600,000
Colorado HFA Single Family Mortgage RB Series 2008A-3 AMT DN (Dexia Credit Local SBPA),
7.75%, 10/07/08(a)	1,000	1,000,000
Southglenn Metropolitan District RB Series 2007 DN (BNP Paribas LOC),
8.05%, 10/07/08(a)	1,500	1,500,000

		16,550,000

Florida — 10.1%
Branch Banking & Trust RB Municipal Trust Receipts Floaters Series 2008-1020 DN (Branch Banking & Trust Co. LOC, Branch Banking & Trust Co. Liquidity Facility),
4.10%, 10/07/08(a)(b)	3,600	3,600,000
Brevard County Health Facilities Authority RB (Health First, Inc. Project) Series 2003 DN (SunTrust Bank LOC),
5.50%, 10/01/08(a)	1,800	1,800,000
Florida Housing Finance Corp. Multi-Family Mortgage RB Series 2006 ROC-RR-II-R-600CE AMT DN (Citigroup Financial Products Guaranty, Citigroup Financial Products Liquidity Facility),
5.50%, 10/07/08(a)(b)	1,000	1,000,000

Florida Housing Finance Corp. RB Series 2007 ROC-RR-II-R-11209 AMT DN (Government National Mortgage Assoc. Insurance, Federal National Mortgage Assoc. Insurance, Federal Home Loan Mortgage Corp. Insurance),

6.32%, 10/07/08(a)(b)	3,090	3,090,000
Florida Hurricane Catastrophe Fund RB Series 2008 ROCS-RR-II-R-11549 DN (Citibank N.A. Liquidity Facility),
4.32%, 10/07/08(a)(b)	2,400	2,400,000
Gainesville Utilities System RB Series 2008B DN (Bank of New York SBPA),
8.00%, 10/07/08(a)	2,300	2,300,000
Highlands County Health Facilities Authority RB (Adventist Health Systems Project) Series 2007A-2 DN (Adventist Health Guaranty),
8.00%, 10/07/08(a)	2,300	2,300,000
Jacksonville Transportation RB Series 2008A DN (JPMorgan Chase Bank SBPA),
6.50%, 10/07/08(a)	2,000	2,000,000
JEA Water & Sewer Systems RB Series 2008A-1 DN (Banco Bilbao Vizcaya Argentaria S.A. SBPA),
8.00%, 10/07/08(a)	2,400	2,400,000
JEA Water & Sewer Systems RB Series 2008B-1 DN (State Street Bank & Trust Co. SBPA),
7.92%, 10/07/08(a)	4,965	4,965,000
Lee County IDRB (Raymond Building Supply Corp. Project) Series 1997 AMT DN (SunTrust Bank LOC),
9.00%, 10/07/08(a)	20	20,000
Palm Beach County RB (Morse Obligation Group Project) Series 2003 DN (TD Commerce Bank LOC),
8.00%, 10/07/08(a)	1,000	1,000,000
Pasco County School Board COP Series 2008C DN (Bank of America N.A. LOC),
7.25%, 10/07/08(a)	2,200	2,200,000
Wauchula IDRB (Hardee County Center Project) Series 1993 DN (JPMorgan Chase Bank LOC),
8.00%, 10/07/08(a)	2,275	2,275,000

		31,350,000

Georgia — 7.1%
Burke County Development Authority PCRB (Georgia Power Co. Plant Vogtle Project) Series 1992-1ST DN,
5.50%, 10/01/08(a)	855	855,000
Gainesville & Hall County Hospital Authority RB Series 2008C DN (Landesbank Baden-Württem LOC),
7.91%, 10/07/08(a)	9,400	9,400,000
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Series 2000A DN (Bayerische Landesbank Girozentrale LOC, WestLB AG LOC),
7.75%, 10/07/08(a)	11,830	11,830,000

		22,085,000

Illinois — 0.8%
Illinois Development Finance Authority PCRB (Amoco Oil Co. Project) Series 1994 DN,
4.25%, 10/01/08(a)	700	700,000
Quad Cities Regional Economic Development Authority RB (Whitey’s Ice Cream Manufacturing Project) Series 1995 AMT DN (Bank One N.A. LOC),
9.95%, 10/07/08(a)	325	325,000
Rockford County RB (Fairhaven Christian Center Project) Series 2000 DN (JPMorgan Chase Bank LOC),
8.95%, 10/07/08(a)	1,100	1,100,000
Roselle Village IDRB (Abrasive-Form, Inc. Project) Series 1995 AMT DN (Lasalle Bank N.A. LOC),
7.50%, 10/07/08(a)(c)	400	400,000

		2,525,000

Indiana — 2.0%
Elkhart County Industrial Hospital Authority RB (Oaklawn Center Project) Series 2006 DN (Royal Bank of Scotland LOC),
8.21%, 10/07/08(a)	3,225	3,225,000

See Notes to Financial Statements.

16	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Indiana (concluded)
Indiana Bond Bank RB (Mid-Year Funding Program Notes Project) Series 2008A RAN (Bank of New York LOC),
3.00%, 5/28/09	$3,000	$3,022,634

		6,247,634

Iowa — 0.3%
Urbandale IDRB (Meredith Drive Assoc. Project) Series 1985 DN (Wells Fargo Bank N.A. LOC),
8.25%, 10/07/08(a)	1,000	1,000,000

Louisiana — 0.6%
Lake Charles Harbor & Terminal District RB (Lake Charles Cogeneration Project) Series 2008 MB (Rabobank N.A. GIC),
2.25%, 3/15/09	2,000	2,000,000

Maine — 0.3%
Maine School Administrative District No. 051 GO Series 2007 BAN,
3.75%, 12/30/08	1,000	1,001,548

Maryland — 2.1%
Baltimore County RB (Odyssey School Facility Project) Series 2001 DN (M&T Bank Corp. LOC),
7.96%, 10/07/08(a)	100	100,000
Baltimore County RB (St. Paul’s School for Girls Facility Project) Series 2000 DN (Allfirst Bank LOC),
7.96%, 10/07/08(a)	1,160	1,160,000
Maryland Community Development Administration Department of Housing & Community Development RB (Residential Project) Series 2003C AMT DN (State Street Bank & Trust Co. SBPA),
8.01%, 10/07/08(a)	4,200	4,200,000
Maryland Economic Development Corp. RB (Assoc. of Catholic Charities Project) Series 1999B DN (Allfirst Bank LOC),
7.96%, 10/07/08(a)	1,200	1,200,000

		6,660,000

Massachusetts — 1.8%
Massachusetts Water Resources Authority RB Series 2008B DN (Bank of America N.A. SBPA),
7.75%, 10/07/08(a)	5,500	5,500,000

Michigan — 12.4%
Detroit Economic Development Corp. RB (E.H. Assoc. Ltd. Project) Series 2002 DN (First Federal Bank of Northern Michigan LOC),
8.00%, 10/07/08(a)	2,490	2,490,000
Kent Hospital Finance Authority RB (Spectrum Health Project) Series 2008B-2 DN (Landesbank Baden-Wuerttemberg Girozentrale SBPA),
7.91%, 10/07/08(a)	3,900	3,900,000
Macomb County Economic Development Corp. RB (AIM Plastics, Inc. Project) Series 2007 AMT DN (Comerica Bank LOC),
8.11%, 10/07/08(a)	3,295	3,295,000
Michigan Hospital Finance Authority RB (Ascension Health Senior Credit Group Project) Series 2008B-1 DN,
7.75%, 10/07/08(a)	900	900,000
Michigan Hospital Finance Authority RB (Ascension Health Senior Credit Group Project) Series 2008B-3 DN,
7.75%, 10/07/08(a)	1,600	1,600,000
Michigan Hospital Finance Authority RB (Ascension Health Senior Credit Group Project) Series 2008B-7 DN,
7.75%, 10/07/08(a)	8,000	8,000,000
Michigan Hospital Finance Authority RB (Trinity Health Credit Group Project) Series 2005F DN (Bank of America N.A. SBPA),
4.30%, 10/01/08(a)	1,100	1,100,000
Michigan Housing Development Authority Multi-Family Housing RB (Berrien Woods III Project) Series 2000A AMT DN (Citibank N.A. LOC),
8.08%, 10/07/08(a)	300	300,000
Michigan Housing Development Authority RB (Rental Housing Revenue Project) Series 2008A AMT DN (JPMorgan Chase Bank SBPA),
5.00%, 10/01/08(a)	7,500	7,500,000
Michigan Municipal Bond Authority GO Series 2008A-1 RAN,
3.00%, 8/20/09	2,500	2,529,822
Michigan Strategic Fund Ltd. Obligation RB (Continental Carbonic Products, Inc. Project) Series 2007 AMT DN (JPMorgan Chase Bank LOC),
8.10%, 10/07/08(a)	1,000	1,000,000
University of Michigan RB (Hospital Project) Series 1992A DN,
4.50%, 10/01/08(a)	2,300	2,300,000
University of Michigan RB (Hospital Project) Series 2005A DN,
4.50%, 10/07/08(a)	2,700	2,700,000
University of Michigan RB Series 2005B DN,
7.75%, 10/07/08(a)	1,100	1,100,000

		38,714,822

Mississippi — 2.9%
Mississippi Business Finance Corp. RB (Chevron USA, Inc. Project) Series 2007C DN,
4.45%, 10/01/08(a)	7,800	7,800,000
Mississippi Hospital Equipment & Facilities Authority RB (North Mississippi Health Services Project) Series 2001-1 DN (Citibank N.A. SBPA),
7.95%, 10/07/08(a)	1,200	1,200,000

		9,000,000

Missouri — 0.6%
Taney County IDRB (Keeter Heights Project) Series 2006 AMT DN (U.S. Bank N.A. LOC),
8.33%, 10/07/08(a)	1,745	1,745,000

Nevada — 1.0%
Clark County Airport System Junior Subordinate Lien GO Series 2008 AMT RAN,
3.00%, 7/01/09	3,000	3,023,198

New Hampshire — 3.2%
New Hampshire Business Finance Authority RB (Littleton Regional Hospital Project) Series 2007 DN (TD BankNorth N.A. LOC),
4.50%, 10/01/08(a)	10,000	10,000,000

New Jersey — 1.6%
Livingston Township GO Series 2008 BAN,
2.50%, 5/21/09	5,000	5,026,966

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	17

Schedule of Investments (continued)	Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
New York — 10.3%
Ardsley Union Free School District GO Series 2008 TAN,
2.75%, 6/26/09	$305	$306,652
Beacon School District GO Series 2008 BAN,
2.50%, 6/30/09	1,800	1,809,380
Carmel Central School District GO Series 2008 RAN,
3.00%, 6/30/09	365	368,231
Clarence Central School District GO Series 2008A BAN (State Aid Withholding Insurance),
2.50%, 7/23/09	1,000	1,004,433
Livonia Central School District GO Series 2008 BAN (State Aid Withholding Insurance),
2.50%, 6/25/09	215	215,476
Middletown GO Series 2008 BAN,
2.75%, 4/10/09	425	427,237
Monticello Central School District GO Series 2008 BAN (State Aid Withholding Insurance),
2.50%, 7/24/09	525	527,546
New York City GO Series 2004H-1 DN (Bank of New York LOC),
4.15%, 10/01/08(a)	2,000	2,000,000
New York City GO Series 2005E-3 DN (Bank of America N.A. LOC),
7.47%, 10/07/08(a)	1,400	1,400,000
New York City Municipal Water Finance Authority Water & Sewer System RB (Second General Resolution Project) Series 2005AA-1 DN (State Street Bank & Trust Co. & CALSTERS SBPA),
4.15%, 10/01/08(a)	1,900	1,900,000
New York City Municipal Water TECP,
1.65%, 11/05/08	3,000	3,000,000
New York City Trust For Cultural Resources RB (The Museum of Modern Art Project) Series 2008-1A MB,
4.00%, 8/01/09(a)	445	453,207
New York Dormitory Authority RB (Royal Charter Properties-East, Inc. Project) Series 2006 DN (Federal National Mortgage Assoc. Insurance, Federal National Mortgage Assoc. Liquidity Facility),
8.10%, 10/07/08(a)	11,800	11,800,000
New York Housing Finance Agency RB (Worth Street Housing Project) Series 2002 AMT DN (Federal National Mortgage Assoc. Insurance, Federal National Mortgage Assoc. Liquidity Facility),
8.15%, 10/07/08(a)	1,100	1,100,000
Northeastern Clinton Central School District GO Series 2008 BAN,
2.50%, 6/30/09	375	375,847
Plainview Old Bethpage Central School District GO Series 2008 BAN (State Aid Withholding Insurance),
2.75%, 7/30/09	650	654,494
Rockland County IDRB (Northern River Assisted Living Project) Series 1999 DN (M&T Bank Corp. LOC),
8.06%, 10/07/08(a)	1,065	1,065,000
Rocky Point Union Free School District GO Series 2008 BAN,
2.75%, 6/30/09	465	468,609
Rocky Point Union Free School District GO Series 2008 TAN,
2.75%, 6/25/09	230	231,753
Schenectady School District GO Series 2008 BAN,
2.75%, 7/10/09	480	483,130
South Colonie Central School District GO Series 2008 BAN (State Aid Withholding Insurance),
2.75%, 6/19/09	520	523,358
South Glens Falls Central School District GO Series 2008 BAN (State Aid Withholding Insurance),
2.75%, 6/19/09	315	316,966
South Glens Falls Central School District GO Series 2008 RAN (State Aid Withholding Insurance),
2.75%, 6/19/09	350	352,135
Thousand Islands Central School District GO Series 2008 BAN,
3.00%, 6/30/09	640	643,496
West Babylon Union Free School District GO Series 2008 BAN,
2.75%, 7/30/09	465	468,055
Williamsville Central School District GO Series 2008 BAN (State Aid Withholding Insurance),
2.75%, 6/25/09	275	276,299

		32,171,304

North Carolina — 7.0%
Charlotte Water & Sewer System RB Munitops Trust Certificates Series 2007-10 DN (ABN-AMRO Bank N.V. SBPA),
4.35%, 10/07/08(a)(b)	4,000	4,000,000
Guilford County Industrial Facilities PCRB (Recreational Facilities-YMCA Project) Series 2002 DN (Branch Banking & Trust Co. LOC),
8.05%, 10/07/08(a)	1,550	1,550,000
North Carolina Capital Facilities Finance Agency Educational Facilities RB (High Point University Project) Series 2006 DN (Branch Banking & Trust Co. LOC),
8.05%, 10/07/08(a)	3,160	3,160,000
North Carolina Educational Facilities Finance Agency RB (Duke University Project) Series 1991B DN,
7.75%, 10/07/08(a)	3,000	3,000,000
North Carolina Medical Care Commission Health Care Facilities RB Series 2007 ROC-RR-II-R-10313 DN (Citigroup Financial Products Liquidity Facility),
5.32%, 10/07/08(a)(b)	4,300	4,300,000
North Carolina State University Raleigh RB Series 2003B DN (Bayerische Landesbank Girozentrale LOC),
7.95%, 10/07/08(a)	4,500	4,500,000
University of North Carolina at Chapel Hill RB Munitops Trust Certificates Series 2005-52 DN (Bank of America SBPA),
4.25%, 10/07/08(a)(b)	1,400	1,400,000

		21,910,000

Ohio — 4.5%
Central Solid Waste Authority GO (Solid Waste Facility Project) Series 2008A BAN,
2.50%, 12/15/08	5,000	5,009,118
Mayfield Heights GO Series 2008 BAN,
2.50%, 8/20/09	2,400	2,414,591
Napoleon GO Series 2008 BAN,
2.55%, 7/22/09	1,800	1,807,807

See Notes to Financial Statements.

18	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value

Municipal Bonds
Ohio (concluded)
Summit County Civic Facility RB (Akron Area Electric Junction Project) Series 2001 DN (KeyBank N.A. LOC),
8.00%, 10/07/08(a)	$1,165	$1,165,000
Tallmadge GO Series 2008 BAN,
2.50%, 6/04/09	1,300	1,304,208
Vermilion GO Series 2008 BAN,
2.50%, 7/23/09	1,000	1,004,787
Wapakoneta School District GO (School Improvement Project) Series 2008 BAN,
2.50%, 5/27/09	1,200	1,203,680

		13,909,191

Oklahoma — 0.3%
Oklahoma Development Finance Authority GO (ConocoPhillips Co. Project) Series 2003 AMT DN,
8.25%, 10/07/08(a)	1,000	1,000,000

Pennsylvania — 7.0%
Butler County IDRB (Concordia Lutheran Project) Series 2000C DN (Bank of America N.A. LOC),
8.00%, 10/07/08(a)	2,000	2,000,000
Delaware County IDRB (Scott Paper Co. Project) Series 1984A DN,
7.50%, 10/07/08(a)	2,500	2,500,000
Lancaster County Hospital Authority RB (Masonic Homes Project) Series 2008A DN (Wachovia Bank N.A. LOC),
7.00%, 10/01/08(a)	1,175	1,175,000
Lehigh County General Purpose Authority RB (Lehigh Valley Health Network Project) Series 2008C DN (Bank of America N.A. LOC),
4.50%, 10/01/08(a)	7,500	7,500,000
Pennsylvania Economic Development Financing Authority RB Series 2008 DN (TD Commerce Bank LOC),
4.50%, 10/01/08(a)	7,200	7,200,000
Philadelphia Authority IDRB (Gift of Life Donor Program Project) Series 2003 DN (TD Commerce Bank LOC),
8.04%, 10/07/08(a)	965	965,000
Upper Merion General Authority Lease RB Series 2003 DN (TD Commerce Bank LOC),
8.04%, 10/07/08(a)	440	440,000

		21,780,000

South Carolina — 0.5%
Greenwood County Exempt Facility IDRB (FUJIFILM Photo Project) Series 2004 AMT DN (FUJIFILM Corp. Guaranty),
8.25%, 10/07/08(a)	1,500	1,500,000

Tennessee — 2.9%
Municipal Energy Acquisition Corp. of Tennessee Gas RB PUTTERS Series 2006-1578 DN (JPMorgan Chase & Co. Liquidity Facility),
7.96%, 10/07/08(a)(b)	5,425	5,425,000
Tennergy Corp. Gas RB BNP Paribas STARS Certificates Trust Series 2006-001 DN (BNP Paribas Liquidity Facility),
4.20%, 10/07/08(a)(b)	1,755	1,755,000
Tennergy Corp. Gas RB PUTTERS Series 2006-1258Q DN (JPMorgan Chase & Co. Liquidity Facility),
7.96%, 10/07/08(a)(b)	1,755	1,755,000

		8,935,000

Texas — 6.1%
Dallas ISD Building GO Munitops Trust Certificates Series 2006-8 DN (PSF-GTD Insurance, Bank of America N.A. SBPA),
4.47%, 10/07/08(a)(b)	3,000	3,000,000
Harris County Cultural Education Facilities Finance Corp. RB (Young Men’s Christian Assoc. of the Greater Houston Area Project) Series 2008C DN (Bank of America N.A. LOC),
4.25%, 10/01/08(a)	1,500	1,500,000
Houston ISD GO (Schoolhouse Project) Series 2004 MB (PSF-GTD Insurance, Bank of America N.A. SBPA),
1.85%, 6/15/09(a)	3,000	3,000,000
Houston Water & Sewer System RB Municipal Trust Receipts Floaters Series 2007-2043 DN (Branch Banking & Trust Co. Liquidity Facility),
4.33%, 10/07/08(a)(b)	1,375	1,375,000
North Texas Tollway Authority GO Series 2007 BAN,
4.12%, 11/19/08	2,080	2,080,347
Red River Education Finance RB (Texas Christian University Project) Series 2000 DN,
7.75%, 10/07/08(a)	1,300	1,300,000
Texas GO Series 2008 TRAN,
3.00%, 8/28/09	4,500	4,555,581
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 ROCS-RR-II-R-10014 DN (Dexia Credit Local Liquidity Facility),
5.65%, 10/07/08(a)(b)	2,100	2,100,000

		18,910,928

Virginia — 3.4%
Capital Beltway Funding Corp. RB (Senior Lien-I-495 Hot Lanes Project) Series 2008A AMT DN (DEPFA Bank Plc LOC),
8.05%, 10/07/08(a)	3,000	3,000,000
Capital Beltway Funding Corp. RB (Senior Lien-I-495 Hot Lanes Project) Series 2008B AMT DN (Banco Espirito Santo LOC),
8.00%, 10/07/08(a)	2,000	2,000,000
Capital Beltway Funding Corp. RB (Senior Lien-I-495 Hot Lanes Project) Series 2008D AMT DN (Bank of Nova Scotia LOC),
8.00%, 10/07/08(a)	2,000	2,000,000
Norfolk Redevelopment & Housing Authority Multi-Family Housing RB (Residential Rental Project) Series 2003 AMT DN (SunTrust Bank LOC),
8.45%, 10/07/08(a)	1,920	1,920,000
Virginia College Building Authority Educational Facilities RB Series 2003-379 DN (JPMorgan Chase & Co. LOC),
4.75%, 10/07/08(a)(b)	1,640	1,640,000

		10,560,000

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	19

Schedule of Investments (concluded)	Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Washington — 0.8%
Washington Housing Finance Commission Non-Profit RB (Eastside Catholic School Project) Series 2007A DN (KeyBank N.A. LOC),
8.09%, 10/07/08(a)	$1,000	$1,000,000
Washington Housing Finance Commission Non-Profit RB (Eastside Catholic School Project) Series 2007B DN (KeyBank N.A. LOC),
7.96%, 10/07/08(a)	1,200	1,200,000
Yakima County Public Corp. RB (Michelsen Packaging Co. Project) Series 2000 AMT DN (Bank of America N.A. LOC),
7.55%, 10/07/08(a)	315	315,000

		2,515,000

Wisconsin — 1.3%
Amery IDRB (Plastech Corp. Project) Series 1997 AMT DN (U.S. Bank N.A. LOC),
8.55%, 10/07/08(a)	2,000	2,000,000
Sheboygan Falls IDRB (HTT, Inc. Project) Series 2007A AMT DN (U.S. Bank N.A. LOC),
8.32%, 10/07/08(a)	1,890	1,890,000

		3,890,000

Wyoming — 0.6%
Campbell County IDRB (Two Elk Partners Project) Series 2007 MB (Royal Bank of Canada GIC),
3.65%, 11/28/08	2,000	2,000,000

Total Investments (Cost — $306,353,591*) — 98.3%		306,353,591
Other Assets in Excess of Liabilities — 1.7%		5,374,809

Net Assets — 100.0%		$311,728,400

*	Cost for federal income tax purposes.

(a)	Rate shown is as of report date and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Restricted security as to resale. As of report date, the Portfolio held 0.1% of its net assets, with a current market value of $400,000 and an original cost of $400,000 in these securities.

•	Investments in companies considered to be an affiliate of the Portfolio were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Interest Income

Golden State Tobacco Settlement Securitization Corp. RB P-Float Trust Receipts Series 2004 PA-1236 DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Capital Services SBPA)	—	$1,330,000	—	$4,934

Municipal Securities Pool Trust Receipts RB Series 2004-18 DN (Multiple Insurers, Societe Generale Group SBPA)	—	$975,000	—	$11,982

See Notes to Financial Statements.

20	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	New Jersey Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value

Municipal Bonds
New Jersey — 78.4%
Alexandria Township GO Series 2007 BAN,
4.00%, 12/17/08	$200	$200,355
Allamuchy Township GO Series 2008 BAN,
2.50%, 7/21/09	450	451,804
Bergen County Import Authority GO (Shared Department of Public Works Project) Series 2008 BAN (County Guaranteed Insurance),
2.50%, 4/30/09	500	502,272
Bridgewater Township GO Series 2008 BAN,
2.50%, 8/20/09	3,000	3,022,441
Butler GO Series 2008 BAN,
2.50%, 8/28/09	500	502,267
Camden County Improvement Authority RB (Harvest Village Project) Series 1999A DN (JPMorgan Chase Bank LOC),
5.20%, 10/01/08(a)	1,000	1,000,000
Cape May County GO Series 2008 BAN,
2.50%, 7/23/09	400	402,095
Clinton GO Series 2008 BAN,
3.25%, 1/23/09	300	300,418
Colts Neck Township GO Series 2008A BAN,
2.50%, 8/19/09	400	402,112
Cranberry Township GO Series 2008 BAN,
2.50%, 1/14/09	300	300,525
Cranford Township GO Series 2008 BAN,
2.25%, 2/04/09	500	500,353
Dennis Township GO Series 2008 BAN,
2.25%, 3/20/09	100	100,118
East Brunswick Township GO Series 2008 BAN,
3.50%, 1/09/09	1,805	1,807,438
East Hanover Township GO Series 2008 BAN,
2.50%, 1/15/09-8/18/09	400	400,946
East Windsor Township GO Series 2007 BAN,
3.75%, 11/28/08	1,300	1,300,795
Edgewater GO Series 2008 BAN,
2.50%, 8/21/09	1,000	1,007,504
Elmwood Park GO Series 2007 TAN,
3.75%, 11/14/08	950	950,497
Essex County Utilities Authority GO Series 2007 MB,
3.75%, 11/14/08	750	750,348
Evesham Township GO Series 2008A BAN,
2.75%, 8/04/09	450	452,968
Ewing Township GO Series 2008 TAN,
2.50%, 10/24/08	700	700,204
Gloucester City GO Series 2008A BAN,
2.25%, 4/28/09	400	400,921
Haddonfield GO Series 2008 BAN,
2.50%, 7/23/09	200	201,047
Hamilton Township GO Series 2008 BAN,
2.00%, 2/06/09	300	300,164
Hammonton GO Series 2008 BAN,
3.50%, 1/09/09	1,100	1,101,781
Harrison Township GO Series 2008 BAN,
2.75%, 5/19/09	1,000	1,004,505
Hazlet Township GO Series 2008 BAN,
2.50%, 7/31/09	400	401,465
Highlands GO Series 2008 BAN,
3.12%, 1/29/09	400	400,658
Hillsborough Township GO Series 2007 BAN,
3.75%, 12/12/08	140	140,174
Howell Township GO Series 2008 BAN,
3.00%, 9/15/09	1,300	1,311,075
Hudson County Improvement Authority RB (Essential Purpose Pooled Government Project) Series 1986 DN (Bank of New York LOC),
7.50%, 10/07/08(a)	6,320	6,320,000
Keyport GO Series 2008 BAN,
2.25%, 8/07/09	700	701,806
Lakewood Township GO Series 2008 BAN,
2.75%, 7/10/09	400	402,120
Lambertville GO Series 2008 BAN,
2.50%, 6/12/09	550	552,291
Leonia GO Series 2008 BAN,
2.50%, 2/27/09	400	400,792
Linwood GO Series 2008 BAN,
3.00%, 6/23/09	100	100,461
Little Ferry GO Series 2008 BAN,
2.75%, 7/17/09	550	553,891
Long Beach Township GO Series 2007A BAN,
3.50%, 12/18/08	160	160,135
Lower Township GO Series 2008 BAN,
2.00%, 4/03/09	400	400,494
2.50%, 5/29/09	400	400,926
Manalapan Township GO Series 2008 BAN,
2.75%, 2/06/09	450	451,408
Manasquan Township GO Series 2008 BAN,
2.50%, 1/30/09	200	200,201
Margate City GO Series 2008 BAN,
3.00%, 7/15/09	800	807,412
Maywood GO Series 2008 BAN,
2.50%, 3/20/09	200	200,466
Medford Township GO Series 2008A BAN,
2.75%, 7/14/09	800	804,978
Middle Township GO Series 2008 BAN,
2.50%, 7/15/09	400	402,346
Middlesex County GO Series 2008 BAN,
2.75%, 4/06/09	700	702,139
Morris Plains GO Series 2008 BAN,
2.50%, 7/24/09	100	100,477
New Jersey Building Authority RB Series 2003A-1 DN (Bank of New York LOC),
7.75%, 10/07/08(a)	1,600	1,600,000
New Jersey Economic Development Authority Multi-Mode IDRB (V&S Amboy Galvanizing LLC Project) Series 1999 AMT DN (KeyBank N.A. LOC),
8.00%, 10/07/08(a)	1,440	1,440,000
New Jersey Economic Development Authority RB (Applewood Estates Project) Series 2005 DN (TD Commerce Bank LOC),
8.25%, 10/07/08(a)	3,750	3,750,000
New Jersey Economic Development Authority RB (Cedar Crest Village, Inc. Project) Series 2006B DN (Sovereign Bank LOC, Bank of New York LOC),
7.92%, 10/07/08(a)	8,200	8,200,000
New Jersey Economic Development Authority RB (Facilities Construction Project) Series 2006R-1 DN (Bank of Nova Scotia LOC, Lloyds TSB Bank Plc LOC),
4.00%, 10/01/08(a)	2,070	2,070,000

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	21

Schedule of Investments (continued)	New Jersey Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value

Municipal Bonds
New Jersey (continued)
New Jersey Economic Development Authority RB (Frisch School Project) Series 2006 DN (Princeton University Guaranty, Kredietbank N.V. LOC, Sovereign Bank LOC),
7.90%, 10/07/08(a)	$1,550	$1,550,000
New Jersey Economic Development Authority RB (Hamilton Industrial Development Project) Series 1998 DN (Wachovia Bank N.A. LOC),
7.63%, 10/07/08(a)	1,340	1,340,000
New Jersey Economic Development Authority RB (J. James Realty Co. Project) Series 1998 AMT DN (Wachovia Bank N.A. LOC),
7.63%, 10/07/08(a)	350	350,000
New Jersey Economic Development Authority RB (Jacea LLC Project) Series 2004 DN (Wachovia Bank N.A. LOC),
7.63%, 10/07/08(a)	3,045	3,045,000
New Jersey Economic Development Authority RB (Jewish Family Service Project) Series 2002 DN (Wachovia Bank N.A. LOC),
7.53%, 10/07/08(a)	660	660,000
New Jersey Economic Development Authority RB (Nandan Co. Project) Series 2000 AMT DN (M&T Bank Corp. LOC),
8.01%, 10/07/08(a)	2,650	2,650,000
New Jersey Economic Development Authority RB (Nandan Co. Project) Series 2001 AMT DN (M&T Bank Corp. LOC),
8.01%, 10/07/08(a)	1,025	1,025,000
New Jersey Economic Development Authority RB (Paddock Realty LLC Project) Series 2006 AMT DN (Wells Fargo Bank N.A. LOC),
8.16%, 10/07/08(a)	1,200	1,200,000
New Jersey Economic Development Authority RB (Pennington Montessori School Project) Series 1998 DN (Wachovia Bank N.A. LOC),
7.63%, 10/07/08(a)	1,005	1,005,000
New Jersey Economic Development Authority RB (Presbyterian Homes Project) Series 2006 DN (TD Commerce Bank LOC),
8.01%, 10/07/08(a)	1,400	1,400,000
New Jersey Economic Development Authority RB (Stuart Country Day School Project) Series 2002 DN (Allied Irish Bank Plc LOC),
8.25%, 10/07/08(a)	1,630	1,630,000
New Jersey Economic Development Authority RB Eagle Trust Receipts Series 2008A-3 DN (FSA Insurance, Citigroup Financial Products Liquidity Facility),
8.72%, 10/07/08(a)(b)	1,000	1,000,000
New Jersey Economic Development Authority RB MERLOTS Trust Receipts Series 2007D-41 DN (FSA Insurance, Wachovia Bank N.A. SBPA),
4.18%, 10/07/08(a)(b)	5,975	5,975,000
New Jersey Economic Development Authority RB PUTTERS Series 2008-2712 DN (FSA Insurance, JPMorgan Chase & Co. Liquidity Facility),
5.30%, 10/07/08(a)(b)	480	480,000
New Jersey Economic Development Authority Thermal Energy Facilities RB (Marina Energy LLC Project) Series 2001A AMT DN (Wachovia Bank N.A. LOC),
7.35%, 10/07/08(a)	1,100	1,100,000
New Jersey Economic Development Authority Thermal Energy Facilities RB (Thermal Energy LP Project) Series 1995 AMT DN (Bank One N.A. LOC),
8.30%, 10/07/08(a)	500	500,000
New Jersey Environmental Infrastructure Trust RB Series 2004-585 AMT DN (JPMorgan Chase Bank Liquidity Facility),
5.25%, 10/07/08(a)(b)	3,410	3,410,000
New Jersey Health Care Facilities Financing Authority RB (Hospital Capital Asset Financing Project) Series 1985A DN (Wachovia Bank N.A. LOC),
8.25%, 10/07/08(a)	1,175	1,175,000
New Jersey Health Care Facilities Financing Authority RB (Meridian Health System Project) Series 2003B DN (Fleet National Bank LOC),
7.85%, 10/07/08(a)	1,900	1,900,000
New Jersey Health Care Facilities Financing Authority RB (South Jersey Hospital Systems Project) Series 2004A-4 DN (Wachovia Bank N.A. LOC),
8.03%, 10/07/08(a)	700	700,000
New Jersey Health Care Facilities Financing Authority RB Series 2008-353 DN (Bank of America N.A. LOC, Bank of America N.A. SBPA),
5.50%, 10/07/08(a)(b)	915	915,000
New Jersey Higher Education Assistance Authority RB Series 2008 ROCS-RR-II0-R-11571 AMT DN (Assured Guaranty Ltd. Insurance, Citibank N.A. Liquidity Facility),
5.54%, 10/07/08(a)(b)	500	500,000
New Jersey Higher Education Assistance Authority Student Loan RB Municipal Trust Receipts Floaters Series 2008L-36 DN (Royal Bank of Canada LOC, Royal Bank of Canada Liquidity Facility),
3.10%, 10/07/08(a)(b)	8,500	8,500,000
New Jersey Housing & Mortgage Finance Agency RB (Single Family Housing Project) Series 2005O AMT DN (Dexia Credit Local LOC),
7.75%, 10/07/08(a)	500	500,000
New Jersey Housing & Mortgage Finance Agency RB (Single Family Housing Project) Series 2008Y AMT DN (BNP Paribas SBPA),
8.05%, 10/07/08(a)	1,000	1,000,000
New Jersey Housing & Mortgage Finance Agency RB (Single Family Housing Project) Series 2008Z AMT DN (BNP Paribas SBPA),
8.10%, 10/07/08(a)	1,580	1,580,000
New Jersey Transportation Trust Fund Authority Capital Appreciation RB DB SPEARS TOB Series 2007DB-447 DN (Deutsche Bank Liquidity Facility),
4.09%, 10/07/08(a)(b)	3,750	3,750,000
New Jersey Transportation Trust Fund Authority RB PUTTERS Series 2001-241 DN (FSA Insurance, JPMorgan Chase & Co. Liquidity Facility),
4.62%, 10/07/08(a)(b)	1,540	1,540,000
New Milford GO Series 2008 BAN,
2.25%, 1/30/09	200	200,136
New Providence GO Series 2008 BAN,
2.50%, 2/20/09	100	100,264
Newton GO Series 2008 BAN,
2.50%, 6/25/09	400	401,577
North Wildwood GO Series 2007 BAN,
3.75%, 12/12/08	1,100	1,101,279
Northvale GO Series 2008 BAN,
2.50%, 2/20/09	100	100,264
Oakland GO Series 2008 BAN,
2.25%, 2/11/09	100	100,114
2.50%, 2/11/09	500	501,262

See Notes to Financial Statements.

22	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (concluded)	New Jersey Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value

Municipal Bonds
New Jersey (continued)
Park Ridge GO Series 2008 BAN,
2.00%, 2/06/09	$200	$200,061
Pascack Valley Regional High School District GO Series 2008 TAN,
2.00%, 2/06/09	200	200,062
Pennsauken Township GO Series 2008A BAN,
2.50%, 9/08/09	300	301,821
Phillipsburg GO Series 2008 BAN,
2.25%, 9/04/09	350	350,315
Port Authority of New York & New Jersey RB Eagle Trust Receipts Series 2006A-107 AMT DN (Landesbank Hessen-Thuringen Girozentrale Liquidity Facility),
8.31%, 10/07/08(a)(b)	2,000	2,000,000
Port Authority of New York & New Jersey RB Series 2006-1546 DN (JPMorgan Chase Bank Liquidity Facility),
5.93%, 10/07/08(a)(b)	1,300	1,300,000
Port Authority of New York & New Jersey Special Obligation RB (Versatile Structure Obligation Project) Series 1996-5 DN (Bayerische Landesbank Girozentrale LOC),
4.00%, 10/01/08(a)	8,700	8,700,000
Port Authority of New York & New Jersey TECP,
1.78%, 10/01/08	3,800	3,800,000
Ridgefield Park GO Series 2008 BAN,
2.75%, 4/24/09	200	200,714
Ringwood Borough GO Series 2007 BAN,
3.75%, 11/07/08	800	800,305
Robbinsville GO Series 2008 BAN,
2.50%, 12/11/08	400	400,469
Rutherford Borough GO Series 2008 BAN,
2.75%, 5/01/09	800	803,659
Scotch Plains-Fanwood School District GO Series 2008A BAN,
2.50%, 6/11/09	200	200,678
South Plainfield GO Series 2008 BAN,
2.75%, 7/01/09	800	805,048
Summit GO Series 2007 BAN,
3.75%, 12/12/08	530	530,576
Sussex County GO Series 2008 BAN,
2.50%, 6/24/09	300	301,178
Tinton Falls GO Series 2008 BAN,
3.12%, 1/23/09	150	150,244
Union Township GO Series 2008 BAN,
3.50%, 1/09/09	650	651,053
2.50%, 8/07/09	700	703,261
Warren Township GO Series 2008 BAN,
2.50%, 4/23/09	400	401,713
3.00%, 4/23/09	150	150,822
Washington Township & Warren County GO Series 2008 BAN,
2.50%, 5/15/09	400	401,115
Washington Township GO Series 2007 BAN,
4.00%, 10/24/08	1,039	1,039,321
3.25%, 12/26/08	350	350,175
West Long Branch GO Series 2008 BAN,
3.00%, 5/21/09	400	401,989
West Orange Township GO Series 2008 BAN,
2.50%, 4/09/09	300	301,304
West Paterson GO Series 2008 BAN,
2.75%, 7/17/09	600	604,197
Westfield GO Series 2008 BAN,
2.50%, 4/09/09	300	300,950
Westwood GO Series 2008 BAN,
2.50%, 7/24/09	300	301,432
Woodbury School District GO Series 2007 GAN,
4.00%, 12/04/08	600	600,618

		131,177,569

Puerto Rico — 7.2%
Commonwealth of Puerto Rico GO Series 2008-355 DN (Bank of America N.A. LOC, Bank of America N.A. SBPA),
8.00%, 10/07/08(a)(b)	12,000	12,000,000

Total Investments (Cost — $143,177,569*) — 85.6%		143,177,569
Other Assets in Excess of Liabilities — 14.4%		24,135,587

Net Assets — 100.0%		$167,313,156

*	Cost for federal income tax purposes.

(a)	Rate shown is as of report date and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration to qualified institutional investors.

•	Investments in companies considered to be an affiliate of the Portfolio were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Interest Income

New Jersey Economic Development Authority RB P-Float Trust Receipts Series 2004 MT-035 DN (Assured Guaranty Ltd. Insurance, Landesbank Hessen-Thuringen Girozentrale SBPA)	—	$6,795,000	—	$108,370

New Jersey Health Care Facilities Financing Authority RB P-Float Trust Receipts Series 2001 PT-1319 DN (AMBAC Insurance, Merrill Lynch Capital Services SBPA)	—	$7,415,000	—	$27,616

Port Authority of New York & New Jersey RB P-Float Trust Receipts Series 2004-056 DN (FGIC Insurance, Banque Nationale de Paribas SBPA)	—	$7,855,000	—	$88,829

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	23

Schedule of Investments September 30, 2008	North Carolina Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
North Carolina — 97.0%
Branch Banking & Trust RB Municipal Trust Receipts Floaters Series 2008-1011 DN (Branch Banking & Trust Co. LOC, Branch Banking & Trust Co. Liquidity Facility),
4.02%, 10/07/08(a)(b)	$1,800	$1,800,000
Carrboro GO Series 2008 BAN,
3.00%, 5/20/09	700	704,373
Central Nash Water & Sewer District GO Series 2008 BAN,
2.50%, 5/27/09	1,484	1,489,754
Charlotte GO Series 2007 DN (KBC Bank N.V. SBPA),
7.25%, 10/07/08(a)	2,400	2,400,000
Charlotte Water & Sewer System RB Munitops Trust Certificates Series 2007-10 DN (ABN-AMRO Bank N.V. SBPA),
4.35%, 10/07/08(a)(b)	5,995	5,995,000
Charlotte Water & Sewer System RB Series 2006B DN (DEPFA Bank Plc SBPA),
7.48%, 10/07/08(a)	700	700,000
Charlotte-Mecklenburg Hospital Authority RB (Carolina’s Healthcare System Project) Series 2005C DN (Bank of America N.A. SBPA),
4.50%, 10/01/08(a)	2,700	2,700,000
Charlotte-Mecklenburg Hospital Authority RB (Carolina’s Healthcare System Project) Series 2005D DN (Bank of America N.A. SBPA),
5.22%, 10/01/08(a)	695	695,000
Edgecombe County Water & Sewer District No. 5 GO Series 2008 BAN,
2.00%, 1/21/09	878	878,527
Halifax County GO Series 2008 BAN,
2.50%, 2/25/09	1,315	1,317,592
Mecklenburg County COP Series 2005 DN (Wachovia Bank N.A. SBPA),
7.48%, 10/07/08(a)	300	300,000
Mecklenburg County GO Series 2005B DN (Wachovia Bank N.A. SBPA),
7.48%, 10/07/08(a)	515	515,000
Mecklenburg County GO Series 2006A DN (DEPFA Bank Plc SBPA),
7.48%, 10/07/08(a)	1,465	1,465,000
North Carolina Bank Capital Facilities GO Series 2008 TECP,
1.70%, 10/06/08	1,000	1,000,000
North Carolina Capital Facilities Finance Agency Educational Facilities RB (High Point University Project) Series 2006 DN (Branch Banking & Trust Co. LOC),
8.05%, 10/07/08(a)	790	790,000
North Carolina Capital Facilities Finance Agency Educational Facilities RB (Magellan Charter School Project) Series 2007 DN (Wachovia Bank N.A. LOC),
7.55%, 10/07/08(a)	1,300	1,300,000
North Carolina Capital Facilities Finance Agency Educational Facilities RB (The Downtown Middle School Project) Series 2006 DN (Branch Banking & Trust Co. LOC),
8.05%, 10/07/08(a)	150	150,000
North Carolina Capital Facilities Finance Agency RB (Aquarium Society Project) Series 2004 DN (Bank of America N.A. LOC),
7.25%, 10/07/08(a)	410	410,000
North Carolina Capital Facilities Finance Agency RB Eagle Trust Receipts Series 2006A DN (Citibank N.A. Liquidity Facility),
8.25%, 10/07/08(a)(b)	1,000	1,000,000
North Carolina Educational Facilities Finance Agency RB (Duke University Project) Series 1987A DN,
7.90%, 10/07/08(a)	600	600,000
North Carolina Educational Facilities Finance Agency RB (Duke University Project) Series 1991B DN,
7.75%, 10/07/08(a)	3,900	3,900,000
North Carolina Educational Facilities Finance Agency RB (Duke University Project) Series 1992A DN,
7.90%, 10/07/08(a)	125	125,000
North Carolina GO Series 2003A MB,
5.00%, 3/01/09	1,340	1,358,848
North Carolina HFA RB (Home Ownership Project) Series 2003-17-C AMT DN (Bank of America N.A. Liquidity Facility),
7.75%, 10/07/08(a)	350	350,000
North Carolina Medical Care Commission Health Care Facilities RB Series 2007 ROC-RR-II-R-10313 DN (Citigroup Financial Products Liquidity Facility),
5.32%, 10/07/08(a)(b)	3,700	3,700,000
North Carolina Medical Care Commission Hospital RB (Duke University Hospital Project) Series 1985B DN (Wachovia Bank N.A. SBPA),
7.35%, 10/07/08(a)	250	250,000
North Carolina Medical Care Commission Retirement Facilities RB (Aldersgate Project) Series 2001 DN (Branch Banking & Trust Co. LOC),
8.05%, 10/07/08(a)	3,900	3,900,000
North Carolina Medical Care Commission Retirement Facilities RB (United Church Homes & Services Project) Series 2007 DN (Branch Banking & Trust Co. LOC),
8.05%, 10/07/08(a)	500	500,000
North Carolina State University Raleigh RB Series 2003B DN (Bayerische Landesbank Girozentrale LOC),
7.95%, 10/07/08(a)	1,100	1,100,000
Raleigh City COP (Downtown Improvement Project) Series 2005B DN (DEPFA Bank Plc SBPA),
7.91%, 10/07/08(a)	4,100	4,100,000
Raleigh Comb Enterprise System RB Eagle Trust Receipts Series 2007A-0010 DN (Landesbank Hessen-Thueringen Girozentrale Liquidity Facility),
8.23%, 10/07/08(a)(b)	1,275	1,275,000
Raleigh County COP (Packaging Facilities Project) Series 2000A DN (Bank of America N.A. SBPA),
7.50%, 10/07/08(a)	1,000	1,000,000
Sampson County COP Eclipse Funding Trust Series 2006-0160 DN (FSA Insurance, U.S. Bank N.A. Liquidity Facility),
4.12%, 10/07/08(a)(b)	700	700,000
South Central Water & Sewer District GO Series 2008 BAN,
2.25%, 12/17/08	795	795,410
2.75%, 12/17/08	1,715	1,715,880

See Notes to Financial Statements.

24	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (concluded)	North Carolina Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
North Carolina (concluded)
University of North Carolina at Chapel Hill RB Munitops Trust Certificates Series 2005-52 DN (Bank of America SBPA),
4.25%, 10/07/08(a)(b)	$2,600	$2,600,000
University of North Carolina at Chapel Hill RB Series 2001B DN,
7.70%, 10/07/08(a)	690	690,000
Wake County GO Series 2003B DN (Lloyds TSB Bank Plc SBPA),
7.90%, 10/07/08(a)	2,900	2,900,000
Winston-Salem Water & Sewer Systems RB Series 2002B DN (Dexia Credit Local LOC),
7.93%, 10/07/08(a)	2,000	2,000,000
Winston-Salem Water & Sewer Systems RB Series 2002C DN (Dexia Credit Local LOC),
7.50%, 10/07/08(a)	2,605	2,605,000

		61,775,384

Puerto Rico — 1.7%
Commonwealth of Puerto Rico GO Series 2007A-4 DN (FSA Insurance, Dexia Credit Local SBPA),
6.70%, 10/01/08(a)	1,100	1,100,000

Total Investments (Cost — $62,875,384*) — 98.7%		62,875,384
Other Assets in Excess of Liabilities — 1.3%		839,939

Net Assets — 100.0%		$63,715,323

*	Cost for federal income tax purposes.

(a)	Rate shown is as of report date and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration to qualified institutional investors.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	25

Schedule of Investments September 30, 2008	Ohio Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Ohio — 78.9%
American Municipal Power, Inc. GO (Amherst City Project) Series 2007 BAN,
3.50%, 11/25/08	$150	$150,000
American Municipal Power, Inc. GO (Bowling Green Project) Series 2007 BAN,
3.50%, 11/25/08	550	550,000
American Municipal Power, Inc. GO (Brewster Village Project) Series 2008 RAN,
3.50%, 1/09/09	150	150,162
American Municipal Power, Inc. GO (Bryan Project) Series 2008 BAN,
2.38%, 8/13/09	1,050	1,051,572
American Municipal Power, Inc. GO (Electric System-Lodi Village Project) Series 2008 BAN,
3.00%, 3/12/09	300	300,658
American Municipal Power, Inc. GO (Oberlin Project) Series 2007 BAN,
3.50%, 12/04/08	115	115,000
American Municipal Power, Inc. GO (Shelby Project) Series 2007 BAN,
3.45%, 11/13/08	1,500	1,500,000
American Municipal Power, Inc. GO (St. Mary’s Electric System Project) Series 2007 BAN,
3.70%, 10/02/08	145	145,000
American Municipal Power, Inc. GO (Tipp City Project) Series 2008 BAN,
2.50%, 5/13/09	300	300,456
American Municipal Power, Inc. GO Series 2007 BAN,
3.50%, 10/30/08	600	600,000
American Municipal Power, Inc. GO Series 2008A TECP (JPMorgan Chase Bank LOC),
1.70%, 12/04/08	3,000	3,000,000
American Municipal Power, Inc. RB (Combustion Turbine Project) Series 2006 DN (KeyBank N.A. LOC),
8.00%, 10/07/08(a)	520	520,000
American Municipal Power, Inc. RB (St. Mary’s Electric System Project) Series 2008 BAN,
4.00%, 10/01/09	400	401,952
Ashland GO Series 2008 BAN,
2.50%, 1/13/09	1,000	1,001,393
Avon GO (Miller Road Extension Project) Series 2008 BAN,
2.50%, 11/26/08	600	600,452
Avon Local School District GO Series 2008 BAN,
3.50%, 1/08/09	550	550,751
Barberton GO (Fire Station Improvement Project) Series 2008 BAN,
2.75%, 7/07/09	600	603,596
Barberton GO (Street Improvement Project) Series 2007 BAN,
3.75%, 11/13/08	200	200,061
Barberton GO Series 2008 BAN,
2.25%, 4/08/09	350	350,711
Bay Village GO (Police Station Project) Series 2008 BAN,
2.50%, 7/18/09	600	602,803
Beavercreek GO (Special Assessment Project) Series 2008 BAN,
2.45%, 9/17/09	1,525	1,533,632
Berea GO Series 2008 BAN,
2.50%, 7/02/09	300	300,881
2.10%, 8/27/09	350	350,775
Brecksville GO Series 2008 BAN,
2.35%, 7/02/09	700	701,282
Brooklyn GO Series 2008 BAN,
3.25%, 5/14/09	200	201,023
Brooklyn IDRB (Dylon Industries, Inc. Project) Series 1999 AMT DN (KeyBank N.A. LOC),
8.00%, 10/07/08(a)	590	590,000
Brunswick GO Series 2007 BAN,
3.70%, 12/04/08	100	100,042
Buckeye Tobacco Settlement Financing Authority RB Series 2007 ROC-RR-II-R-10308 DN (Citigroup Financial Products Liquidity Facility, Citigroup Financial Products Guaranty),
5.62%, 10/07/08(a)(b)	600	600,000
Butler County Technology and Career Development Schools GO (School Improvement Project) Series 2008 BAN,
2.50%, 3/19/09	1,700	1,703,957
Celina GO Series 2007 BAN,
3.75%, 11/12/08	400	400,128
Chillicothe GO (Garage Facility Project) Series 2008 BAN,
2.50%, 8/27/09	1,400	1,408,202
Chillicothe GO Series 2008 BAN,
2.50%, 6/08/09	300	301,026
Clark County GO Series 2008 BAN,
2.50%, 2/11/09	100	100,142
Cleveland Airport System RB Series 1997D AMT DN (WestLB AG LOC),
8.15%, 10/07/08(a)	845	845,000
Clinton Massie Local School District GO Series 2007 BAN,
4.00%, 11/18/08	600	600,426
Columbus GO (Sanitary Sewer Project) Series 2006-1 DN,
7.76%, 10/07/08(a)	4,000	4,000,000
Columbus Regional Airport Authority RB Series 2007 DN (Deutsche Bank Guaranty),
4.06%, 10/07/08(a)(b)	3,605	3,605,000
Columbus Sewerage System RB Series 2008B DN,
7.76%, 10/07/08(a)	1,000	1,000,000
Cuyahoga Community College District GO Series 2008 TAN,
2.35%, 12/18/08	1,000	1,001,262
Cuyahoga County Civic Facility RB (Orion Services, Inc. Project) Series 2001 DN (Bank One N.A. LOC),
8.95%, 10/07/08(a)	2,390	2,390,000
Cuyahoga County Economic Development RB (Cleveland Botanical Garden Project) Series 2001 DN (M&T Bank Corp. LOC),
10.00%, 10/07/08(a)	635	635,000
Cuyahoga County Health Care Facilities RB (Franciscan Communities Project) Series 2004E DN (LaSalle Bank N.A. LOC),
8.00%, 10/07/08(a)	1,000	1,000,000
Cuyahoga County IDRB (AFI Generations LLC Project) Series 2007B AMT DN (Royal Bank of Scotland LOC),
8.06%, 10/07/08(a)	2,015	2,015,000
Cuyahoga County IDRB (All Foils, Inc. Project) Series 2007A AMT DN (Royal Bank of Scotland LOC),
8.06%, 10/07/08(a)	900	900,000

See Notes to Financial Statements.

26	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Ohio Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Ohio (continued)
Cuyahoga County IDRB (Trio Diversified Co. Project) Series 2000 AMT DN (KeyBank N.A. LOC),
8.00%, 10/07/08(a)	$980	$980,000
Defiance County GO Series 2008 BAN,
2.50%, 7/23/09	300	301,284
Delaware County Economic Development RB (The Columbus Zoological Park Assoc., Inc. Project) Series 2003 DN (Huntington National Bank LOC),
9.25%, 10/07/08(a)	1,600	1,600,000
Delaware County IDRB (Air Waves, Inc. Project) Series 1995 DN (KeyBank N.A. LOC),
10.00%, 10/07/08(a)	55	55,000
Elyria GO Series 2007-2 BAN,
4.00%, 10/02/08	1,100	1,100,011
Fairborn GO Series 2008 BAN,
3.25%, 10/30/08	80	80,038
2.50%, 5/20/09	300	300,836
Fairfield GO (Wastewater System Improvement Project) Series 2008 BAN,
2.25%, 8/28/09	500	502,228
Findlay GO Series 2008 BAN,
2.38%, 10/21/08	750	750,173
Franklin County Economic Development RB (Columbus Montessori Educational Center Project) Series 2000 DN (Huntington National Bank LOC),
8.11%, 10/07/08(a)	1,460	1,460,000
Franklin County Health Care Facilities RB (Heritage Day Health Centers Project) Series 2002 DN (Huntington National Bank LOC),
9.25%, 10/07/08(a)	366	366,000
Franklin County Health Care Facilities RB (Worthington Christian Project) Series 2007 DN (Huntington National Bank LOC),
9.25%, 10/07/08(a)	1,610	1,610,000
Franklin County Hospital RB (Nationwide Children’s Hospital Project) Series 2008B DN,
7.85%, 10/07/08(a)	5,100	5,100,000
Franklin County Hospital RB (Nationwide Children’s Hospital Project) Series 2008F DN (JPMorgan Chase Bank SBPA),
10.00%, 10/02/08(a)	12,000	12,000,000
Franklin County Senior Housing RB (St. George on the Commons Apartments Project) Series 2007 AMT DN (Federal National Mortgage Assoc. Insurance, Federal National Mortgage Assoc. Liquidity Facility),
8.25%, 10/07/08(a)	915	915,000
Fulton County RB (Fulton County Health Center Project) Series 2005 DN (JPMorgan Chase Bank LOC),
7.90%, 10/07/08(a)	775	775,000
Geauga County GO (Human Services Building Project) Series 2007 BAN,
4.00%, 12/04/08	150	150,101
Geauga County RB (Thistle Lane Project) Series 2000 AMT DN (Huntington National Bank LOC),
10.00%, 10/07/08(a)	2,105	2,105,000
Green GO Series 2008 BAN,
2.75%, 7/14/09	1,100	1,107,182
Greene County IDRB (AFC Stamping & Production, Inc., Barsplice Products Project) Series 1995 AMT DN (KeyBank N.A. LOC),
9.00%, 10/07/08(a)	65	65,000
Independence GO Series 2008 BAN,
2.10%, 4/30/09	1,000	1,001,698
Indian Lake Local School District GO (School Construction Project) Series 2007 BAN,
4.00%, 12/11/08	290	290,326
Kent GO Series 2007 BAN,
4.00%, 10/16/08	300	300,047
Lancaster GO Series 2007 BAN,
4.00%, 10/16/08	300	300,057
Licking County GO Series 2008 BAN,
2.50%, 9/01/09	500	502,701
Lorain County Port Authority RB (St. Ignatius High School Project) Series 2008 DN (U.S. Bank N.A. LOC),
10.00%, 10/07/08(a)	620	620,000
Lucas County Economic Development RB (Hammill Manufacturing Co. Project) Series 1996 AMT DN (Fifth Third Bank N.A. LOC),
8.00%, 10/02/08(b)	525	525,000
Marion County GO (Legacy Crossing Project) Series 2008 BAN,
2.25%, 4/29/09	300	300,762
Mason GO (Real Estate Project) Series 2008 BAN,
2.75%, 7/01/09	1,100	1,106,856
Mentor GO Series 2008 BAN,
2.75%, 8/06/09	200	201,579
Miami County GO Series 2007 BAN,
4.00%, 11/27/08	550	550,488
Muskingum County GO Series 2008 BAN,
3.50%, 1/15/09	710	711,137
North Olmsted GO (Capital Improvement Project) Series 2008 BAN,
2.35%, 4/02/09	550	550,538
Ohio Building Authority Facilities RB (Administrative Building Fund Projects) Series 1998A MB,
5.25%, 10/01/08	55	55,550
Ohio GO (Common Schools Project) Series 2005A DN,
7.80%, 10/07/08(a)	280	280,000
Ohio GO Series 2008 ROCS-RR-II-R-1101 DN (Citigroup Financial Products Liquidity Facility),
5.00%, 10/07/08(a)(b)	975	975,000
Ohio Higher Educational Facility RB (Case Western Reserve University Project) Series 2008A DN (Allied Irish Bank Plc LOC),
8.00%, 10/07/08(a)	5,000	5,000,000
Ohio Higher Educational Facility RB (University Hospital Health System, Inc. Project) Series 2008C DN (Wells Fargo Bank N.A. LOC),
8.05%, 10/07/08(a)	3,700	3,700,000
Ohio Housing Finance Agency Mortgage RB (Residential Mortgage-Backed Securities Program) Series 2006F AMT DN (Citibank N.A. LOC),
10.00%, 10/07/08(a)(c)	1,400	1,400,000

Ohio Housing Finance Agency Mortgage RB (Residential Mortgage-Backed Securities Program) Series 2007B AMT DN (Government National Mortgage Assoc. Insurance, Federal National Mortgage Assoc. Insurance, KBC Bank N.V. SBPA),

10.00%, 10/07/08(a)(c)	11,250	11,250,000
See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	27

Schedule of Investments (continued)	Ohio Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Ohio (continued)
Ohio Housing Finance Agency Mortgage RB MERLOTS Trust Receipts Series 2001A-78 DN (Wachovia Bank N.A. LOC),
4.92%, 10/07/08(a)(b)	$1,105	$1,105,000

Ohio Housing Finance Agency Mortgage RB MERLOTS Trust Receipts Series 2005A-10 AMT DN (Government National Mortgage Assoc. Insurance, Federal National Mortgage Assoc. Insurance, Bank of New York Liquidity Facility),

3.98%, 10/07/08(a)(b)	460	460,000
Ohio Housing Finance Agency Mortgage RB Various Certificates Series 2001 DN (Bank of America N.A. LOC),
5.28%, 10/07/08(a)(b)	1,090	1,090,000

Ohio Housing Finance Agency Residential Mortgage RB (Mortgage-Backed Securities Program) Series 2008H AMT DN (Government National Mortgage Assoc. Insurance, Federal National Mortgage Assoc. Insurance, Federal Home Loan Mortgage Corp. Insurance),

9.25%, 10/07/08(a)	1,300	1,300,000
Ohio Water Development Authority Facilities PCRB (First Energy Nuclear Project) Series 2006A AMT DN (Barclays Bank Plc LOC),
6.50%, 10/07/08(a)	125	125,000
Olmsted Falls School District GO Series 2008 BAN,
3.75%, 12/18/08	150	150,180
3.50%, 1/15/09	300	300,506
Painesville GO Series 2007-2 BAN,
4.00%, 11/07/08	200	200,098
Painesville GO Series 2008 BAN,
2.35%, 8/13/09	700	702,376
Parma IDRB (FDC Realty Project) Series 2006 AMT DN (Huntington National Bank LOC),
9.35%, 10/07/08(a)	1,890	1,890,000
Pepper Pike GO (Sanitary Sewer Project) Series 2008 BAN,
1.95%, 6/17/09	1,000	1,001,404
Pickerington GO Series 2008 BAN,
2.25%, 2/27/09	750	751,576
Port of Greater Cincinnati RB (Springdale Public Infrastructure Project) Series 2006 MB (U.S. Bank N.A. LOC),
2.25%, 2/01/09	3,300	3,300,000
Portage County IDRB (Action Super Abrasive Project) Series 1996 AMT DN (Huntington National Bank LOC),
10.00%, 10/07/08(a)	600	600,000
Portage County IDRB (Singer Steel Co. Project) Series 2007 AMT DN (Huntington National Bank LOC),
9.35%, 10/07/08(a)	2,090	2,090,000
Putnam County Health Care Facilities RB (Hilty Memorial Home Project) Series 2004 DN (LaSalle Bank N.A. LOC),
8.31%, 10/07/08(a)	3,330	3,330,000
Richland County GO (Correctional Facilities Project) Series 2008 BAN,
3.50%, 1/15/09	1,000	1,001,686
Sandusky GO Series 2007 BAN,
4.25%, 10/22/08	700	700,291
Seneca County GO Series 2007 BAN,
3.80%, 11/13/08	200	200,073
Seven Hills GO (Recreation Center Improvement Project) Series 2008 BAN,
2.30%, 8/19/09	800	802,767
Seven Hills GO (Street Improvement Project) Series 2007 BAN,
3.45%, 12/04/08	500	500,000
Sharonville GO Series 2008 BAN,
3.50%, 1/21/09	170	170,303
2.75%, 7/24/09	400	402,062
Sidney GO Series 2008 BAN,
2.75%, 6/25/09	400	401,860
Solon GO Series 2007 BAN,
3.75%, 11/20/08	850	850,393
St. Marys GO Series 2008 BAN,
2.55%, 6/02/09	200	200,326
Stark County Port Authority Economic Development RB (Slesnick Iron & Metal Project) Series 2007 AMT DN (Huntington National Bank LOC),
9.35%, 10/07/08(a)	700	700,000
Summit County Civic Facility RB (Akron Area Electric Junction Project) Series 2001 DN (KeyBank N.A. LOC),
8.00%, 10/07/08(a)	160	160,000
Summit County IDRB (Jendrisak Properties Project) Series 2001 AMT DN (First Merit Bank N.A. LOC),
10.00%, 10/07/08(a)	350	350,000
Summit County IDRB (KB Compost Services, Inc. Project) Series 2001 AMT DN (KeyBank N.A. LOC),
8.00%, 10/07/08(a)	850	850,000
Summit County Port Authority RB (Meadow Lane Building LLC Project) Series 2003A AMT DN (KeyBank N.A. LOC),
9.00%, 10/07/08(a)	340	340,000
Toledo Multi-Family Housing RB (Cherrywood Apartments Project) Series 2001 AMT DN (KeyBank N.A. LOC),
8.00%, 10/07/08(a)	2,350	2,350,000
Trumbull County GO (Sewer Improvement Project) Series 2008 BAN,
2.75%, 3/26/09	200	200,765
Trumbull County Health Care Facilities RB Series 2001 DN (M&T Bank Corp. LOC, Manufacturers and Traders Trust Co. SBPA),
7.96%, 10/07/08(a)	5,000	5,000,000
Trumbull County IDRB (Ellwood Engineered Project) Series 2004 AMT DN (KeyBank N.A. LOC),
6.00%, 10/07/08(a)	3,100	3,100,000
Trumbull County IDRB (United Steel Service, Inc. Project) Series 2000B AMT DN (Bank One N.A. LOC),
9.80%, 10/07/08(a)	165	165,000
Union County GO Series 2007 BAN,
3.50%, 12/10/08	345	345,320
University of Akron General Receipts RB Series 2008C-1 DN (Assured Guaranty Ltd. Insurance, Dexia Credit Local SBPA),
6.75%, 10/07/08(a)	14,000	14,000,000
University of Akron General Receipts RB Series 2008C-2 DN (Assured Guaranty Ltd. Insurance, Dexia Credit Local SBPA),
6.75%, 10/07/08(a)	3,000	3,000,000
Vermilion GO Series 2008 BAN,
2.50%, 7/23/09	1,450	1,456,941
Wapakoneta GO Series 2007 BAN,
3.85%, 12/04/08	255	255,107

See Notes to Financial Statements.

28	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (concluded)	Ohio Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Ohio (concluded)
Western Reserve Housing Development Corp. Economic RB (Trumbull Metropolitan Housing Project) Series 2003 DN (KeyBank N.A. LOC),
9.20%, 10/07/08(a)	$3,225	$3,225,000
Williams County GO (Various Purpose Project) Series 2008 BAN,
2.50%, 9/09/09	2,500	2,513,828
Wyoming GO Series 2008 BAN,
2.25%, 9/03/09	200	200,724

		161,760,523

Puerto Rico — 4.9%
Commonwealth of Puerto Rico GO Series 2008-355 DN (Bank of America N.A. LOC, Bank of America N.A. SBPA),
8.00%, 10/07/08(a)(b)	10,000	10,000,000

Total Investments (Cost — $171,760,523*) — 83.8%		171,760,523
Other Assets in Excess of Liabilities — 16.2%		33,125,893

Net Assets — 100.0%		$204,886,416

*	Cost for federal income tax purposes.

(a)	Rate shown is as of report date and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Investments in companies considered to be an affiliate of the Portfolio were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Interest Income
Hamilton County Hospital Facilities RB P-Float Trust Receipts Series 2001 PT-507 DN (FSA Insurance, Svenska Handelsbanken SBPA)	—	$4,855,000	—	$120,623

Ohio Housing Finance Agency Mortgage RB (Residential Mortgage - Backed Securities Program) Series 2006F AMT DN (Citibank N.A. LOC)	—	—	—	$37,441

Ohio Housing Finance Agency Mortgage RB (Residential Mortgage-Backed Securities Program) Series 2007B AMT DN (Government National Mortgage Assoc. Insurance, Federal National Mortgage Assoc. Insurance, KBC Bank N.V. SBPA)	$11,250,000	—	—	$225,675

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	29

Schedule of Investments September 30, 2008	Pennsylvania Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Pennsylvania — 80.0%
Allegheny County Hospital Development Authority RB (Dialysis Clinic, Inc. Project) Series 2000 DN (Bank of America N.A. LOC),
7.25%, 10/07/08(a)	$3,400	$3,400,000
Allegheny County Hospital Development Authority RB (Presbyterian University Hospital Project) Series 1988B-1 DN (Bank One N.A. LOC),
7.88%, 10/07/08(a)	2,000	2,000,000
Allegheny County Hospital Development Authority RB (Presbyterian University Hospital Project) Series 1988B-3 DN (Bank One N.A. LOC),
8.03%, 10/07/08(a)	2,175	2,175,000
Allegheny County Hospital Development Authority RB (University of Pittsburgh Medical Center Project) PUTTERS Series 2007-2327 DN (JPMorgan Chase Bank LOC, JPMorgan Chase & Co. Liquidity Facility),
5.63%, 10/07/08(a)(b)	3,920	3,920,000
Allegheny County IDRB (Carnegie Museums Pittsburgh Project) Series 2005 DN (Citizens Bank of Pennsylvania LOC),
8.01%, 10/07/08(a)	3,600	3,600,000
Beaver County IDA PCRB (FirstEnergy Generation Corp. Project) Series 2006B DN (Wachovia Bank LOC),
7.97%, 10/07/08(a)	8,600	8,600,000
Beaver County IDA PCRB (FirstEnergy Generation Corp. Project) Series 2006 DN (Barclays Bank Plc LOC),
4.50%, 10/01/08(a)	600	600,000
Berks County IDRB (Tray-Pak Corp. Project) Series 2001A AMT DN (Wachovia Bank N.A. LOC),
7.70%, 10/07/08(a)	1,620	1,620,000
Cambria County IDA Resource Recovery RB (Cambria Cogen Co. Project) Series 1998A-2 AMT DN (Bayerische Landesbank Girozentrale LOC),
7.75%, 10/07/08(a)	16,000	16,000,000
Chester County IDA Student Housing RB (University Student Housing LLC Project) Series 2003 DN (Royal Bank of Scotland LOC),
8.29%, 10/07/08(a)	790	790,000
Chester County IDA Student Housing RB (University Student Housing LLC Project) Series 2008A DN (Citizens Bank of Pennsylvania LOC),
7.90%, 10/07/08(a)	4,000	4,000,000
Chester County IDRB (RV Industrial, Inc. Project) Series 2001 AMT DN (M&T Bank Corp. LOC),
8.11%, 10/07/08(a)	2,200	2,200,000
Cumberland County Municipal Authority RB (Dickinson College Project) Series 1996B DN (Citizens Bank N.A. LOC),
3.45%, 11/01/08	2,295	2,295,000
Dauphin County Authority RB (School District Pooled Funding Program) Series 1997 DN (Bank of Nova Scotia LOC),
8.25%, 10/07/08(a)	3,000	3,000,000
Delaware County Authority RB (Dunwoody Village Project) Series 2006 DN (Citizens Bank of Pennsylvania LOC),
7.53%, 10/07/08(a)	3,700	3,700,000
Delaware County Authority RB (White Horse Village Project) Series 2008 DN (Citizens Bank of Pennsylvania LOC),
7.00%, 10/01/08(a)	3,000	3,000,000
Delaware County IDA PCRB (Exploration & Oil Project) Series 1995 DN (Wachovia Bank N.A. LOC),
4.25%, 10/01/08(a)	200	200,000
Delaware County IDRB (Scott Paper Co. Project) Series 1984A DN,
7.50%, 10/07/08(a)	100	100,000
Delaware County IDRB (Sunoco, Inc. Project) Series 1998 DN (Bank of America N.A. LOC),
7.50%, 10/07/08(a)	1,260	1,260,000
Delaware River Joint Toll Bridge Commission RB Series 2007B-1 DN (Dexia Credit Local LOC),
7.91%, 10/07/08(a)	3,000	3,000,000
Delaware River Joint Toll Bridge Commission RB Series 2007B-2 DN (Dexia Credit Local LOC),
6.50%, 10/07/08(a)	10,000	10,000,000
East Hempfield Township IDRB (Herley Industrial, Inc. Project) Series 2001 AMT DN (M&T Bank Corp. LOC),
8.11%, 10/07/08(a)	2,355	2,355,000
Emmaus General Authority RB Series 1989B-29 DN (DEPFA Bank Plc LOC),
8.00%, 10/07/08(a)	8,500	8,500,000
Emmaus General Authority RB Series 1989F-19 DN (State Aid Withholding Insurance, DEPFA Bank Plc LOC),
8.00%, 10/07/08(a)	1,100	1,100,000
Emmaus General Authority RB Series 1989F-24 DN (DEPFA Bank Plc LOC),
8.00%, 10/07/08(a)	3,000	3,000,000
Emmaus General Authority RB Series 1989G-18 DN (DEPFA Bank Plc LOC),
8.00%, 10/07/08(a)	3,000	3,000,000
Erie County Hospital Authority RB (St. Mary’s Home Erie Project) Series 2008A DN (Bank of America N.A. LOC),
8.10%, 10/07/08(a)	4,800	4,800,000
Franklin County IDRB (Precast System Project) Series 2001A AMT DN (M&T Bank Corp. LOC),
8.11%, 10/07/08(a)	1,760	1,760,000
Geisinger Authority Health System RB Series 2007 ROC-RR-II-R-11013 DN (Citibank N.A. Liquidity Facility),
2.80%, 10/07/08(a)(b)	2,020	2,020,000
Horizon Hospital System Authority Health & Housing Facility RB (St. Paul Homes Project) Series 2005 DN (M&T Bank Corp. LOC),
8.01%, 10/07/08(a)	7,800	7,800,000
Indiana County IDRB (Conemaugh Project) Series 1997A AMT DN (Bank One N.A. LOC),
8.05%, 10/07/08(a)	3,160	3,160,000
Lancaster County Hospital Authority RB (Landis Homes Retirement Community Project) Series 2002 DN (M&T Bank Corp. LOC),
8.01%, 10/07/08(a)	2,965	2,965,000
Lancaster County Hospital Authority RB (Masonic Homes Project) Series 1996 DN (Wachovia Bank N.A. LOC),
7.50%, 10/07/08(a)	13,015	13,015,000
Lancaster County Hospital Authority RB (Masonic Homes Project) Series 2008D DN (JPMorgan Chase Bank LOC),
7.00%, 10/01/08(a)	4,500	4,500,000

See Notes to Financial Statements.

30	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Pennsylvania Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Pennsylvania (continued)
Lancaster County IDRB (Clean Creek Partners Project) Series 2000 AMT DN (M&T Bank Corp. LOC),
8.11%, 10/07/08(a)	$4,115	$4,115,000
Lancaster County IDRB (D&P Skibo LLC Project) Series 2001 AMT DN (Wachovia Bank N.A. LOC),
7.70%, 10/07/08(a)	1,250	1,250,000
Lancaster County IDRB (Oakfront LP Project) Series 2001 AMT DN (M&T Bank Corp. LOC),
8.11%, 10/07/08(a)	1,875	1,875,000
Lawrence County IDRB (L&N Metallurgical Products Project) Series 1996 AMT DN (BNP Paribas LOC),
10.00%, 10/07/08(a)	3,645	3,645,000
Lebanon County Health Facility RB (Evangelican Long Church Retirement Village Project) Series 2000 DN (Northern Trust LOC),
8.05%, 10/07/08(a)	2,730	2,730,000
Lehigh County General Purpose Authority RB (Lehigh Valley Health Network Project) Series 2008C DN (Bank of America N.A. LOC),
4.50%, 10/01/08(a)	20,900	20,900,000
Lehigh County General Purpose Authority RB (Muhlenberg College Project) Series 2008 DN (Bank of America N.A. LOC),
7.50%, 10/07/08(a)	2,500	2,500,000
Montgomery County Higher Education & Health Authority RB (Pennsylvania Higher Education & Health Loan Project) Series 1996A DN (M&T Bank Corp. LOC),
5.20%, 10/07/08(a)	1,600	1,600,000
Montgomery County IDRB (PECO Energy Project) Series 1999B AMT DN (Wachovia Bank N.A. LOC),
8.10%, 10/07/08(a)	4,060	4,060,000
Moon IDRB (Providence Point Project) Series 2007 DN (Bank of Scotland Plc LOC),
8.00%, 10/07/08(a)	25,395	25,395,000
Northampton County General Purpose Authority RB (Lafayette College Project) Series 2006 DN (JPMorgan Chase & Co. SBPA),
8.50%, 10/07/08(a)	1,150	1,150,000
Northampton County IDRB (Bethlehem Contracting Project) Series 2001A AMT DN (M&T Bank Corp. LOC),
8.11%, 10/07/08(a)	2,285	2,285,000
Northampton County IDRB (Trent Family Partnership Project) Series 2002 AMT DN (Wachovia Bank N.A. LOC),
7.70%, 10/07/08(a)	1,795	1,795,000
Pennsylvania Economic Development Financing Authority RB (AMC Delancey Traditions Project) Series 2006 AMT DN (Citizens Bank of Pennsylvania LOC),
8.10%, 10/07/08(a)	3,200	3,200,000
Pennsylvania Economic Development Financing Authority RB (Evergreen Community Power Facility Project) Series 2007 AMT DN (Manufacturers & Traders Trust Co. LOC),
8.11%, 10/07/08(a)	8,500	8,500,000
Pennsylvania Economic Development Financing Authority RB (Material Technology Project) Series 2000D AMT DN (Wachovia Bank N.A. LOC),
7.70%, 10/07/08(a)	500	500,000
Pennsylvania Economic Development Financing Authority RB (Penn Waste, Inc. Project) Series 2007 AMT DN (Manufacturers & Traders Trust Co. LOC),
8.06%, 10/07/08(a)	200	200,000
Pennsylvania Economic Development Financing Authority RB Series 2008 DN (TD Commerce Bank LOC),
4.50%, 10/01/08(a)	10,500	10,500,000
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB (IESI, Corp. Project) Series 2006V AMT DN (Bank of America N.A. Liquidity Facility),
8.00%, 10/07/08(a)(b)	8,700	8,700,000
Pennsylvania Energy Development Authority RB (B&W Ebensburg Project) Series 1986 AMT DN (Landesbank Hessen-Thueringen Girozentrale LOC),
8.07%, 10/07/08(a)	1,125	1,125,000
Pennsylvania Energy Development Authority RB (B&W Ebensburg Project) Series 1988 AMT DN (Landesbank Hessen-Thuringen Girozentrale LOC),
8.07%, 10/07/08(a)	2,000	2,000,000
Pennsylvania GO Series 1999 MB,
5.25%, 10/01/08	675	675,000
Pennsylvania GO Series 2001 MB,
5.00%, 9/15/09	2,000	2,064,617
Pennsylvania GO Series 2002 MB,
5.00%, 2/01/09	750	758,457
Pennsylvania GO Series 2007 ROC-RR-II-R-11056 DN (Citibank N.A. Liquidity Facility),
4.04%, 10/07/08(a)(b)	2,000	2,000,000
Pennsylvania Higher Educational Facilities Authority RB (Honeysuckle Student Holding Project) Series 2004A DN (Allied Irish Bank Plc LOC),
7.96%, 10/07/08(a)	4,100	4,100,000
Pennsylvania Higher Educational Facilities Authority RB (St. Joseph’s University Project) Series 1998C-4 DN (Allied Irish Bank Plc LOC),
8.02%, 10/07/08(a)	1,300	1,300,000
Pennsylvania Higher Educational Facilities Authority RB (Student Assoc. Housing, Inc. Project) Series 2006A DN (Citizens Bank of Pennsylvania LOC),
7.96%, 10/07/08(a)	7,805	7,805,000
Pennsylvania Higher Educational Facilities Authority RB PUTTERS (Trustees of the University of Pennsylvania) Series 2008-2844 (JPMorgan Chase Bank Liquidity Facility),
6.10%, 10/07/08(a)(b)	6,190	6,190,000
Pennsylvania Higher Educational Facilities Authority RB PUTTERS Series 2006-1271 DN (JPMorgan Chase Bank Liquidity Facility),
6.74%, 10/07/08(a)(b)	4,870	4,870,000
Pennsylvania Higher Educational Facilities Authority RB Series 2008A MB,
1.70%, 3/17/09(a)	4,500	4,500,000
Pennsylvania Higher Educational Facilities Authority RB (Holy Family University Project) Series 2008 DN (TD Bank N.A. LOC),
8.00%, 10/02/08(a)	1,500	1,500,000

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	31

Schedule of Investments (continued)	Pennsylvania Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Pennsylvania (continued)
Pennsylvania Housing Finance Agency RB (Rental Housing Project) Series 2008A DN (Bank of America N.A. SBPA),
7.50%, 10/07/08(a)	$9,300	$9,300,000
Pennsylvania Housing Finance Agency RB (Rental Housing Project) Series 2008B DN (Bank of America N.A. SBPA),
7.50%, 10/07/08(a)	1,900	1,900,000
Pennsylvania Housing Finance Agency RB (Rental Housing Project) Series 2008C DN (Bank of America N.A. SBPA),
7.50%, 10/07/08(a)	1,335	1,335,000
Pennsylvania Housing Finance Agency RB (Rental Housing Project) Series 2008D DN (Bank of America N.A. SBPA),
7.50%, 10/07/08(a)	1,900	1,900,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB PUTTERS Series 2007-1213B AMT DN (JPMorgan Chase & Co. Liquidity Facility),
4.74%, 10/07/08(a)(b)	1,355	1,355,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-83B AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA),
7.75%, 10/07/08(a)	1,810	1,810,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-83C AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA),
7.75%, 10/07/08(a)	1,400	1,400,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-84D AMT DN (Dexia Credit Local SBPA),
8.20%, 10/07/08(a)	5,000	5,000,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-85B AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA),
7.75%, 10/07/08(a)	3,300	3,300,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-85C AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA),
7.75%, 10/07/08(a)	7,145	7,145,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-86C AMT DN (DEPFA Bank Plc SBPA),
8.15%, 10/07/08(a)	2,400	2,400,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2005-89 AMT DN (DEPFA Bank Plc SBPA),
8.15%, 10/07/08(a)	7,300	7,300,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2005-90C AMT DN (DEPFA Bank Plc SBPA),
7.75%, 10/07/08(a)	4,300	4,300,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2005-91B AMT DN (DEPFA Bank Plc SBPA),
8.15%, 10/07/08(a)	6,200	6,200,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2006-95C AMT DN (Dexia Bank SBPA),
8.30%, 10/07/08(a)	8,000	8,000,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2007-99C AMT DN (Dexia Credit Local SBPA),
8.20%, 10/07/08(a)	2,400	2,400,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2008-101A AMT MB,
2.35%, 3/27/09(a)	1,300	1,300,000
Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2008-101B MB,
2.15%, 3/27/09(a)	1,600	1,600,000

Pennsylvania Public School Building Authority RB (Philadelphia School District Project) PUTTERS Series 2007-1970 DN (FSA Insurance, State Aid Withholding Insurance, JPMorgan Chase Bank Liquidity Facility),

6.82%, 10/07/08(a)(b)	3,330	3,330,000
Pennsylvania Turnpike Commission RB Series 2001U DN (Dexia Credit Local SBPA),
6.50%, 10/07/08(a)	6,800	6,800,000
Pennsylvania Turnpike Commission RB Series 2002A-1 DN (WestLB SBPA),
7.95%, 10/07/08(a)	12,225	12,225,000
Pennsylvania Turnpike Commission RB Series 2002B DN (Dexia Credit Local SBPA),
8.20%, 10/07/08(a)	440	440,000
Philadelphia Airport RB Series 2008DB-495 DN (FSA Insurance, Deutsche Bank A.G. Liquidity Facility),
4.11%, 10/07/08(a)(b)	2,880	2,880,000
Philadelphia Authority IDRB (Evangelical Manor Project) Series 2008 DN (Citizens Bank N.A. LOC),
8.00%, 10/07/08(a)	2,600	2,600,000
Philadelphia Authority IDRB (Fox Chase Cancer Center Project) Series 2007A DN (Citizens Bank N.A. LOC),
4.15%, 10/01/08(a)	6,600	6,600,000
Philadelphia Authority IDRB (Gift of Life Donor Program Project) Series 2003 DN (TD Commerce Bank LOC),
8.04%, 10/07/08(a)	2,995	2,995,000
Philadelphia Authority IDRB (Girard Estate Aramark Tower Acquisition Project) Series 2002 DN (JPMorgan Chase Bank LOC),
7.90%, 10/07/08(a)	1,050	1,050,000
Philadelphia Authority IDRB (Girard Estate Facilities Leasing Project) Series 2001 DN (Morgan Guaranty Trust LOC),
7.90%, 10/07/08(a)	3,600	3,600,000
Philadelphia Authority IDRB (Liberty Lutheran Services Project) Series 2008 DN (Bank of America N.A. LOC),
8.00%, 10/07/08(a)	2,000	2,000,000
Philadelphia Authority IDRB (Philadelphia Museum of Arts Project) Series 2008 DN (Citizens Bank of Pennsylvania LOC),
7.75%, 10/07/08(a)	5,640	5,640,000
Philadelphia Authority IDRB (Settlement Music School Project) Series 2004 DN (Allied Irish Bank Plc),
7.98%, 10/07/08(a)	1,000	1,000,000

See Notes to Financial Statements.

32	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments (continued)	Pennsylvania Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Pennsylvania (continued)
Philadelphia Authority IDRB (Universal Community Homes Project) Series 2003 DN (Wachovia Bank N.A. LOC),
7.60%, 10/07/08(a)	$1,930	$1,930,000
Philadelphia Gas Works RB Series 2004A-2 DN (JPMorgan Chase Bank LOC),
7.90%, 10/07/08(a)	3,000	3,000,000
Philadelphia Hospitals & Higher Education Facilities Authority RB (Children’s Hospital Project) Series 2002B DN (Landesbank Hessen-Thuringen Girozentrale LOC, JPMorgan Chase & Co. SBPA),
4.25%, 10/01/08(a)	9,900	9,900,000
Philadelphia Hospitals & Higher Education Facilities Authority RB (Children’s Hospital Project) Series 2003A DN (JPMorgan Chase Bank SBPA),
4.25%, 10/01/08(a)	9,600	9,600,000
Philadelphia Hospitals & Higher Education Facilities Authority RB (Children’s Hospital Project) Series 2005A DN (Fleet National Bank SBPA),
4.25%, 10/01/08(a)	1,500	1,500,000
Philadelphia School District GO Series 2008B-1 DN (State Aid Withholding Insurance, Wachovia Bank N.A. LOC),
7.46%, 10/07/08(a)	5,000	5,000,000
Quakertown General Authority RB (The Trustees of the University of Pennsylvania Project) Series 2008 MB,
1.65%, 3/05/09(a)	3,800	3,800,000
Schuylkill County IDRB (KP-Tamaqua LP Project) Series 2007 AMT DN (Citizens Bank of Pennsylvania LOC),
8.20%, 10/07/08(a)	1,535	1,535,000
Southcentral General Authority RB (Homewood Hanover Project) Series 2003 DN (M&T Bank Corp. LOC),
7.96%, 10/07/08(a)	1,600	1,600,000
St. Mary Hospital Authority Bucks County RB (Catholic Health Initiatives Project) Series 2004B DN (Landesbank Hessen-Thuringen Girozentrale SBPA),
8.00%, 10/07/08(a)	1,100	1,100,000
State Public School Building Authority RB (Philadelphia School District Project) ROC-RR-II- R-11268 DN (FSA State Aid Withholding Insurance, Citibank N.A. Liquidity Facility),
4.82%, 10/07/08(a)(b)	2,405	2,405,000
Union County IDRB (Stabler Cos., Inc. Project) Series 2001 AMT DN (M&T Bank Corp. LOC),
8.11%, 10/07/08(a)	5,945	5,945,000
University of Pittsburgh of the Commonwealth System of Higher Education RB (University Capital Project) Series 2000B DN (Lloyds TSB Bank Plc SBPA),
8.25%, 10/07/08(a)	1,300	1,300,000
University of Pittsburgh of the Commonwealth System of Higher Education RB (University Capital Project) Series 2005A DN (DEPFA Bank Plc SBPA),
8.25%, 10/07/08(a)	6,500	6,500,000
University of Pittsburgh of the Commonwealth System of Higher Education RB (University Capital Project) Series 2005C DN (DEPFA Bank LOC),
8.25%, 10/07/08(a)	1,000	1,000,000
University of Pittsburgh of the Commonwealth System of Higher Education RB (University Capital Project) Series 2006C DN (Lloyds TSB Bank Plc SBPA),
8.25%, 10/07/08(a)	800	800,000
Upper Merion General Authority Lease RB Series 2003 DN (TD Commerce Bank LOC),
8.04%, 10/07/08(a)	95	95,000
Venango County IDRB (Scrubgrass Project) AMT TECP (Dexia LOC),
1.65%, 10/02/08	1,406	1,406,000
1.70%, 11/20/08-11/21/08	9,328	9,328,000
Venango County IDRB Series 2008 AMT TECP (Dexia LOC),
1.80%, 10/31/08-12/09/08	16,482	16,482,000
Washington County Authority RB (Girard Estate Refunding Project) Series 1999 DN (JPMorgan LOC),
7.90%, 10/07/08(a)	1,495	1,495,000
Washington County Authority RB (University of Pennsylvania Project) Series 2004 DN,
7.75%, 10/07/08(a)	4,825	4,825,000
York County Hospital Authority RB (Homewood Retirement Centers of The United Church of Christ, Inc. Project) Series 1990 DN (M&T Bank Corp. LOC),
9.96%, 10/07/08(a)	3,600	3,600,000
York County IDRB (Allied-Signal, Inc. Project) Series 1993 DN,
8.90%, 10/07/08(a)	1,000	1,000,000
York County IDRB (Interstate Holdings Co. Project) Series 2003 AMT DN (Wachovia Bank N.A. Liquidity Facility),
7.70%, 10/07/08(a)	1,195	1,195,000
York County IDRB (Raich Family Ltd. Partner Project) Series 2000 AMT DN (M&T Bank Corp. LOC),
8.11%, 10/07/08(a)	1,880	1,880,000
York General Authority RB (Strand Capital Performing Arts Center Project) Series 2002 DN (M&T Bank Corp. LOC),
8.01%, 10/07/08(a)	5,410	5,410,000

Total Investments (Cost — $499,959,074*) — 80.0%		499,959,074
Other Assets in Excess of Liabilities — 20.0%		125,284,098

Net Assets — 100.0%		$625,243,172

*	Cost for federal income tax purposes.

(a)	Rate shown is as of report date and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration to qualified institutional investors.

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	33

Schedule of Investments (concluded)	Pennsylvania Municipal Money Market Portfolio

•	Investments in companies considered to be an affiliate of the Portfolio were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Interest Income
Pennsylvania Economic Development Financing Authority RB P-Float Trust Receipts Series 2004-1282 AMT DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Capital Services SBPA)	—	$5,000,000	—	$18,945

Pennsylvania Higher Educational Facilities Authority RB P-Float Trust Receipts Series 2004 MT-042 DN (Lloyds TSB Bank Plc LOC, Merrill Lynch Capital Services SBPA)	—	$19,225,000	—	$72,017

Pennsylvania Housing Finance Agency Single Family Mortgage RB Series 2004-82B AMT DN (Landesbank Hessen-Thuringen Girozentrale SBPA)	—	$10,835,000	—	$41,025

Philadelphia Redevelopment Authority RB SPEARS DB-134 Series 2005 AMT DN (FGIC Insurance, Deutsche Bank Liquidity Facility)	—	$10,295,000	—	$70,548

See Notes to Financial Statements.

34	ANNUAL REPORT	SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008	Virginia Municipal Money Market Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Virginia — 98.1%
Albemarle County IDRB (Jefferson Scholars Foundation Project) Series 2007 DN (SunTrust Bank LOC),
7.90%, 10/07/08(a)	$2,400	$2,400,000
Alexandria IDRB (YMCA of Billings Project) Series 1998 DN (M&T Bank Corp. LOC),
8.01%, 10/07/08(a)	3,205	3,205,000
Arlington County IDRB (Woodbury Park Project) Series 2005A DN (Federal Home Loan Mortgage Liquidity Facility),
8.10%, 10/07/08(a)	4,920	4,920,000
Clarke County IDA Hospital Facilities RB (Winchester Medical Center, Inc. Project) Series 2000 DN (FSA Insurance, JPMorgan Chase SBPA),
7.75%, 10/07/08(a)	925	925,000
Fairfax County Economic Development Authority RB (National Industries for Severely Handicapped Project) Series 2002 DN (SunTrust Bank LOC),
7.90%, 10/07/08(a)	450	450,000
Fairfax County Economic Development Authority RB Munitops Trust Certificates (Route 28 Project) Series 2003 DN (MBIA Insurance, ABN-AMRO Bank SBPA),
4.86%, 10/07/08(a)(b)	2,500	2,500,000
Fairfax County IDRB (Inova Health Systems Project) Series 2005A-1 DN,
7.88%, 10/07/08(a)	3,200	3,200,000
Fairfax County IDRB (Inova Health Systems Project) Series 2005C-1 DN,
7.88%, 10/07/08(a)	3,245	3,245,000
Hampton Redevelopment & Housing Authority RB (Multi-Family Housing Project) Series 1998 DN (Federal National Mortgage Assoc. Credit Support & LOC),
8.15%, 10/07/08(a)	1,225	1,225,000
Hanover County IDA Residential Care Facility RB (Covenant Woods Project) Series 1999 DN (Branch Banking & Trust Co. LOC),
8.05%, 10/07/08(a)	350	350,000
Henrico County Public Improvement GO Series 2008 MB,
5.00%, 12/01/08	1,190	1,195,683
Lexington IDA Educational Facilities RB (VMI Development Board, Inc. Project) Series 2006 DN (Wachovia Bank N.A. LOC),
7.00%, 10/01/08(a)	8,100	8,100,000
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003A DN,
7.85%, 10/07/08(a)	6,800	6,800,000
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003B DN,
7.85%, 10/07/08(a)	3,000	3,000,000
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003E DN,
7.77%, 10/07/08(a)	1,800	1,800,000
Loudoun County IDRB (Howard Hughes Medical Institute Project) Series 2003F DN,
7.77%, 10/07/08(a)	2,605	2,605,000
Louisa County IDRB (Pooled Financing Project) Series 1995 DN (Bank of America N.A. LOC),
7.25%, 10/07/08(a)	165	165,000
Madison County IDRB (Woodberry Forest School Project) Series 2007 DN (SunTrust Bank LOC),
5.50%, 10/01/08(a)	800	800,000
Newport News IDRB (CNU Warwick LLC Student Apartments Project) Series 2004 DN (Bank of America N.A. LOC),
7.25%, 10/07/08(a)	200	200,000
Norfolk Redevelopment & Housing Authority RB (Harbor’s Edge Project) Series 2004B DN (HSH Nordbank AG LOC),
7.27%, 10/07/08(a)	3,700	3,700,000
Richmond IDRB (Diocese of Virginia Church School Project) Series 2005 DN (SunTrust Bank LOC),
5.25%, 10/01/08(a)	1,200	1,200,000
Roanoke Public Improvement GO Series 2008 MB (State Aid Withholding Insurance),
3.25%, 2/01/09	1,660	1,665,759
University of Virginia RB Munitops Trust Certificates Series 2005-48 DN (ABN-AMRO Bank N.V. SBPA),
4.30%, 10/07/08(a)(b)	2,300	2,300,000
Upper Occoquan Sewer Authority RB Munitops Trust Certificates Series 2007-30 DN (FSA Insurance, Bank of America N.A. SBPA),
4.48%, 10/07/08(a)(b)	1,600	1,600,000
Virginia Beach Development Authority IDRB (Ocean Ranch Motel Corp. Project) Series 1998 DN (Branch Banking & Trust Co. LOC),
8.05%, 10/07/08(a)	600	600,000
Virginia Beach GO MERLOTS Trust Receipts Series 2007D-11 DN (Wachovia Bank N.A. LOC),
4.09%, 10/07/08(a)	5	5,000
Virginia Biotechnology Research Partnership Authority RB (Virginia Blood Services Project) Series 2006 DN (SunTrust Bank LOC),
7.90%, 10/07/08(a)	600	600,000
Virginia College Building Authority Educational Facilities RB (21st Century College & Equipment Project) Series 2006B DN (Wachovia Bank N.A. SBPA),
7.00%, 10/01/08(a)	2,980	2,980,000
Virginia College Building Authority Educational Facilities RB (Shenandoah University Project) Series 2006 DN (Branch Banking & Trust Co. LOC),
5.25%, 10/01/08(a)	3,200	3,200,000
Virginia College Building Authority Educational Facilities RB (University of Richmond Project) Series 2006 DN (SunTrust Bank SBPA),
5.25%, 10/01/08(a)	2,000	2,000,000
Virginia College Building Authority Educational Facilities RB Series 2003-379 DN (JPMorgan Chase & Co. LOC),
4.75%, 10/07/08(a)(b)	4,055	4,055,000
Virginia Commonwealth Transportation Board RB Series 2007-1807B DN (JPMorgan Chase & Co. LOC),
5.25%, 10/07/08(a)(b)	860	860,000
Virginia Commonwealth Transportation Board RB Series 2007 ROC-RR-II-R-10076 DN (Citibank N.A. Liquidity Facility),
4.00%, 10/07/08(a)(b)	1,200	1,200,000
Virginia Commonwealth University Health System Authority RB Series 2008C DN (Branch Banking & Trust Co. LOC),
5.25%, 10/01/08(a)	2,000	2,000,000

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	35

Schedule of Investments (concluded)	Virginia Municipal Money Market Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value
Municipal Bonds
Virginia (concluded)
Virginia Public Building Authority RB Series 2005D DN (Dexia Bank SBPA),
8.00%, 10/07/08(a)	$2,200	$2,200,000
Virginia Public School Authority RB Series 2003 ROCS-RR-II-R-4050 DN (Citigroup, Inc. Liquidity Facility),
5.01%, 10/07/08(a)(b)	1,830	1,830,000
Virginia Resources Authority Clean Water RB Municipal Trust Receipts Floaters Series 2007-1860 DN (Wells Fargo Bank N.A. LOC),
4.57%, 10/07/08(a)(b)	3,600	3,600,000
Virginia Small Business Financing Authority RB (Carilion Clinic Obligated Group Project) Series 2008A DN (Wachovia Bank N.A. SBPA),
7.00%, 10/01/08(a)	800	800,000
Virginia Small Business Financing Authority RB (Carilion Clinic Obligated Group Project) Series 2008B DN (Bank of America N.A. SBPA),
4.50%, 10/01/08(a)	4,500	4,500,000
Winchester Authority Residential Care Facility IDRB (Westminster-Canterbury Project) Series 2005B DN (Branch Banking & Trust Co. LOC),
8.05%, 10/07/08(a)	1,400	1,400,000

Total Investments (Cost — $89,381,442*) — 98.1%		89,381,442
Other Assets in Excess of Liabilities — 1.9%		1,698,240

Net Assets — 100.0%		$91,079,682

*	Cost for federal income tax purposes.

(a)	Rate shown is as of report date and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

•	Investments in companies considered to be an affiliate of the Portfolio were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Gain	Interest Income
Virginia Commonwealth University RB Series 2006A DN (AMBAC Insurance, Wachovia Bank N.A. Liquidity Facility)	—	$2,400,000	—	$21,709

Virginia Resources Authority Clean Water RB P-Float Trust Receipts Series 2000 PA-790 DN (Merrill Lynch & Co. Guaranty, Merrill Lynch Capital Services SBPA)	—	$505,000	—	$1,916

See Notes to Financial Statements.

36	ANNUAL REPORT	SEPTEMBER 30, 2008

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Statements of Assets and Liabilities

September 30, 2008	Money Market Portfolio	U.S. Treasury Money Market Portfolio	Municipal Money Market Portfolio	New Jersey Municipal Money Market Portfolio
Assets
Investments at value - unaffiliated[1]	$1,663,388,251	$—	$306,353,591	$143,177,569
Repurchase agreements at value - unaffiliated[2]	18,386,000	784,402,000	—	—
Cash	10,276	933	10,225,664	9,197,716
Interest receivable	4,210,410	989,977	1,279,334	1,013,470
Investments sold receivable	—	—	11,812,763	14,191,212
Receivable from advisor	1,327	544	158	148
Capital shares sold receivable	17,527,200	10,754,344	115,847	109,822
Prepaid expenses	124,368	47,557	46,346	17,569

Total assets	1,703,647,832	796,195,355	329,833,703	167,707,506

Liabilities
Capital shares redeemed payable	3,541,476	148,997	17,552,223	—
Income dividends payable	1,914,210	541,995	366,232	302,915
Investment advisory fees payable	439,476	168,312	89,307	33,056
Service and distribution fees payable	251,005	71,304	18,415	11,925
Other affiliates payable	192,416	60,906	36,798	13,506
Officer’s and Trustees’ fees payable	10,315	6,681	5,887	5,633
Other accrued expenses payable	131,913	43,500	36,441	27,315

Total liabilities	6,480,811	1,041,695	18,105,303	394,350

Net Assets	$1,697,167,021	$795,153,660	$311,728,400	$167,313,156

Net Assets Consist of
Paid-in capital	$1,697,075,491	$795,157,648	$311,729,135	$167,311,803
Undistributed net investment income	64,239	46,591	8,019	78
Accumulated net realized gain (loss)	27,291	(50,579)	(8,754)	1,275

Net Assets	$1,697,167,021	$795,153,660	$311,728,400	$167,313,156

[1] Investments at cost - unaffiliated	$1,663,388,251	$—	$306,353,591	$143,177,569
[2] Repurchase agreements at cost - unaffiliated	18,386,000	784,402,000	—	—

See Notes to Financial Statements.

38	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Assets and Liabilities (continued)

September 30, 2008	Money Market Portfolio	U.S. Treasury Money Market Portfolio	Municipal Money Market Portfolio	New Jersey Municipal Money Market Portfolio
Net Asset Value
Institutional
Net Assets	$595,728,368	$382,033,311	$92,662,982	$114,695,968
Shares outstanding, unlimited number of shares authorized, $0.001 par value	595,748,214	382,060,437	92,600,849	114,683,308
Net Asset Value	$1.00	$1.00	$1.00	$1.00
Service
Net Assets	$454,584,845	$289,804,759	$81,843,007	$25,400,922
Shares outstanding, unlimited number of shares authorized, $0.001 par value	454,561,854	289,859,087	81,870,796	25,417,116
Net Asset Value	$1.00	$1.00	$1.00	$1.00
Hilliard Lyons
Net Assets	$144,583,818	—	$130,217,969	—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	144,569,439	—	130,217,553	—
Net Asset Value	$1.00	—	$1.00	—
Investor A
Net Assets	$461,079,018	$123,315,590	$7,004,442	$27,216,266
Shares outstanding, unlimited number of shares authorized, $0.001 par value	461,060,891	123,303,787	7,004,123	27,208,357
Net Asset Value	$1.00	$1.00	$1.00	$1.00
Investor B
Net Assets	$15,834,711	—	—	—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	15,832,436	—	—	—
Net Asset Value	$1.00	—	—	—
Investor C
Net Assets	$25,356,261	—	—	—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	25,355,896	—	—	—
Net Asset Value	$1.00	—	—	—

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	39

Statements of Assets and Liabilities (continued)

September 30, 2008	North Carolina Municipal Money Market Portfolio	Ohio Municipal Money Market Portfolio	Pennsylvania Municipal Money Market Portfolio	Virginia Municipal Money Market Portfolio
Assets
Investments at value - unaffiliated[1]	$62,875,384	$159,110,523	$499,959,074	$89,381,442
Investments at value - affiliated[2]	—	12,650,000	—	—
Cash	641,587	27,336,345	52,965,885	369,284
Interest receivable	289,393	1,002,201	2,372,581	375,258
Interest receivable - affiliated	—	39,935	—	—
Investments sold receivable	—	4,554,473	72,295,786	1,209,030
Receivable from advisor	364	208	1,123	658
Capital shares sold receivable	—	1,017,446	—	—
Prepaid expenses	13,368	13,035	31,726	14,496

Total assets	63,820,096	205,724,166	627,626,175	91,350,168

Liabilities
Capital shares redeemed payable	—	1,819	682,715	—
Income dividends payable	68,836	341,926	1,401,165	231,986
Investment advisory fees payable	3,367	34,436	171,528	4,319
Investments purchased payable	—	401,952	—	—
Service and distribution fees payable	711	11,060	27,601	50
Other affiliates payable	4,617	14,162	44,926	7,386
Officer’s and Trustees’ fees payable	5,323	5,482	6,801	5,397
Other accrued expenses payable	21,919	26,913	48,267	21,348

Total liabilities	104,773	837,750	2,383,003	270,486

Net Assets	$63,715,323	$204,886,416	$625,243,172	$91,079,682

Net Assets Consist of
Paid-in capital	$63,738,826	$204,889,401	$625,237,319	$91,079,540
Undistributed net investment income	—	96	—	142
Accumulated net realized gain (loss)	(23,503)	(3,081)	5,853	—

Net Assets	$63,715,323	$204,886,416	$625,243,172	$91,079,682

[1] Investments at cost - unaffiliated	$62,875,384	$159,110,523	$499,959,074	$89,381,442
[2] Investments at cost - affiliated	—	12,650,000	—	—

See Notes to Financial Statements.

40	ANNUAL REPORT	SEPTEMBER 30, 2008

Statements of Assets and Liabilities (concluded)

September 30, 2008	North Carolina Municipal Money Market Portfolio	Ohio Municipal Money Market Portfolio	Pennsylvania Municipal Money Market Portfolio	Virginia Municipal Money Market Portfolio
Net Asset Value
Institutional
Net Assets	$60,404,254	$137,274,431	$535,882,048	$90,845,295
Shares outstanding, unlimited number of shares authorized, $0.001 par value	60,422,566	137,267,768	535,826,894	90,842,983
Net Asset Value	$1.00	$1.00	$1.00	$1.00
Service
Net Assets	$3,156,397	$26,402,751	$52,653,543	$234,387
Shares outstanding, unlimited number of shares authorized, $0.001 par value	3,156,927	26,404,442	52,657,719	234,367
Net Asset Value	$1.00	$1.00	$1.00	$1.00
Investor A
Net Assets	$154,672	$41,209,234	$36,707,581	—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	154,722	41,215,781	36,702,763	—
Net Asset Value	$1.00	$1.00	$1.00	—

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	41

Statements of Operations

Year Ended September 30, 2008	Money Market Portfolio	U.S. Treasury Money Market Portfolio	Municipal Money Market Portfolio
Investment Income
Interest	$65,514,362	$15,550,677	$9,439,105
Interest from affiliates	3,207	48	16,929

Total investment income	65,517,569	15,550,725	9,456,034

Expenses
Investment advisory	7,228,100	2,594,633	1,558,308
Service and distribution - class specific	2,884,432	678,707	678,949
Administration	1,075,114	424,607	259,718
Administration - class specific	409,957	144,146	86,573
Transfer agent - class specific	351,206	11,458	4,567
Printing	271,367	56,358	33,825
Professional	49,416	39,918	25,915
Officer and Trustees	45,253	31,139	26,417
Custodian	82,130	36,354	29,019
Registration	93,401	49,998	57,314
Miscellaneous	43,201	27,520	15,969

Total expenses	12,533,577	4,094,838	2,776,574
Less fees waived by advisor	(1,811,476)	(896,415)	(546,666)
Less administration fees waived	—	—	—
Less administration fees waived - class specific	(144,437)	(76,521)	(18,791)
Less transfer agent fees waived - class specific	(6,962)	(1,943)	(390)
Less transfer agent fees reimbursed - class specific	(34,229)	(4,593)	(1,045)
Less service fees waived - class specific	(18,078)	—	(461,550)
Less fees paid indirectly	(6,906)	(19)	(5,112)

Total expenses after waivers, reimbursement and fees paid indirectly	10,511,489	3,115,347	1,743,020

Net investment income	55,006,080	12,435,378	7,713,014

Realized Gain (Loss)
Net realized gain (loss) from investments	100,671	—	5,580

Net Increase in Net Assets Resulting from Operations	$55,106,751	$12,435,378	$7,718,594

See Notes to Financial Statements.

42	ANNUAL REPORT	SEPTEMBER 30, 2008

New Jersey Municipal Money Market Portfolio	North Carolina Municipal Money Market Portfolio	Ohio Municipal Money Market Portfolio	Pennsylvania Municipal Money Market Portfolio	Virginia Municipal Money Market Portfolio

$4,874,595	$2,114,931	$4,154,819	$16,600,425	$2,786,432
224,830	7	383,745	202,554	23,629

5,099,425	2,114,938	4,538,564	16,802,979	2,810,061

854,625	364,575	730,078	2,901,567	485,803
165,760	10,822	99,175	279,616	1,182
142,437	60,763	121,680	469,115	80,967
47,479	20,254	40,562	157,907	26,994
3,948	4,300	2,850	16,736	8,897
15,481	7,175	13,906	48,993	8,920
27,664	28,952	31,129	41,712	25,899
24,872	23,123	24,057	30,595	23,700
19,336	8,933	16,454	43,299	9,972
16,600	15,102	12,848	18,805	17,525
15,937	10,610	15,505	18,743	8,943

1,334,139	554,609	1,108,244	4,027,088	698,802
(372,544)	(274,587)	(332,278)	(859,399)	(337,716)
—	(1,009)	—	—	—
(30,958)	(19,170)	(30,686)	(129,953)	(26,886)
(753)	(412)	(590)	(3,409)	(727)
(2,156)	(3,566)	(1,736)	(11,638)	(8,132)
—	—	—	—	—
(7,432)	(1,249)	(2,448)	(8,467)	(345)

920,296	254,616	740,506	3,014,222	324,996

4,179,129	1,860,322	3,798,058	13,788,757	2,485,065

1,356	(15,916)	(3,081)	103,341	2,423

$4,180,485	$1,844,406	$3,794,977	$13,892,098	$2,487,488

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	43

Statements of Changes in Net Assets

	Money Market Portfolio		U.S.Treasury Money Market Portfolio		Municipal Money Market Portfolio
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2008	2007	2008	2007	2008	2007
Operations
Net investment income	$55,006,080	$76,741,208	$12,435,378	$20,415,039	$7,713,014	$10,444,956
Net realized gain (loss)	100,671	(2,848)	—	—	5,580	(14,334)

Net increase in net assets resulting from operations	55,106,751	76,738,360	12,435,378	20,415,039	7,718,594	10,430,622

Dividends to Shareholders From
Net investment income:
Institutional	(21,187,525)	(30,926,483)	(6,906,104)	(8,825,939)	(1,696,884)	(2,027,791)
Service	(15,512,508)	(20,365,498)	(4,696,483)	(10,219,151)	(1,670,023)	(3,260,720)
Hilliard Lyons	(4,661,065)	(6,327,437)	—	—	(4,233,965)	(5,026,924)
Investor A	(13,153,317)	(18,353,476)	(832,791)	(1,369,949)	(112,142)	(129,599)
Investor B	(299,468)	(570,502)	—	—	—	—
Investor C	(192,197)	(197,812)	—	—	—	—

Decrease in net assets resulting from dividends to shareholders	(55,006,080)	(76,741,208)	(12,435,378)	(20,415,039)	(7,713,014)	(10,445,034)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	3,878,510	127,891,591	204,594,923	103,487,944	(1,590,608)	(23,588,224)

Net Assets
Total increase (decrease) in net assets	3,979,181	127,888,743	204,594,923	103,487,944	(1,585,028)	(23,602,636)
Beginning of year	1,693,187,840	1,565,299,097	590,558,737	487,070,793	313,313,428	336,916,064

End of year	$1,697,167,021	$1,693,187,840	$795,153,660	$590,558,737	$311,728,400	$313,313,428

End of year undistributed net investment income	$64,239	$64,239	$46,591	$46,591	$8,019	$8,019

See Notes to Financial Statements.

44	ANNUAL REPORT	SEPTEMBER 30, 2008

New Jersey Municipal Money Market Portfolio		North Carolina Municipal Money Market Portfolio		Ohio Municipal Money Market Portfolio		Pennsylvania Municipal Money Market Portfolio		Virginia Municipal Money Market Portfolio
Year Ended September 30,		Year Ended September 30,		Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

$4,179,129	$5,664,183	$1,860,322	$2,545,427	$3,798,058	$5,097,354	$13,788,757	$19,110,199	$2,485,065	$2,602,675
1,356	7,366	(15,916)	38	(3,081)	28,703	103,341	(28,946)	2,423	(484)

4,180,485	5,671,549	1,844,406	2,545,465	3,794,977	5,126,057	13,892,098	19,081,253	2,487,488	2,602,191

(2,847,071)	(3,456,093)	(1,769,978)	(2,506,251)	(2,958,891)	(4,205,016)	(11,765,746)	(16,495,727)	(2,473,787)	(2,583,685)
(676,083)	(1,493,271)	(87,834)	(30,289)	(221,260)	(190,290)	(1,080,244)	(1,573,883)	(11,278)	(18,990)
—	—	—	—	—	—	—	—	—	—
(655,975)	(714,819)	(2,510)	(8,895)	(617,907)	(702,048)	(942,767)	(1,040,589)	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

(4,179,129)	(5,664,183)	(1,860,322)	(2,545,435)	(3,798,058)	(5,097,354)	(13,788,757)	(19,110,199)	(2,485,065)	(2,602,675)

(61,955,993)	55,470,254	(3,998,628)	5,671,615	73,164,074	(25,233,037)	35,314,113	52,198,539	8,399,812	11,160,010

(61,954,637)	55,477,620	(4,014,544)	5,671,645	73,160,993	(25,204,334)	35,417,454	52,169,593	8,402,235	11,159,526
229,267,793	173,790,173	67,729,867	62,058,222	131,725,423	156,929,757	589,825,718	537,656,125	82,677,447	71,517,921

$167,313,156	$229,267,793	$63,715,323	$67,729,867	$204,886,416	$131,725,423	$625,243,172	$589,825,718	$91,079,682	$82,677,447

$78	$13	$—	$—	$96	$—	$—	$—	$142	$52

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	45

Financial Highlights

	Money Market Portfolio
	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0346	0.0498	0.0436	0.0233	0.0083	0.0318	0.0469	0.0407	0.0203	0.0054
Dividends from net investment income	(0.0346)	(0.0498)	(0.0436)	(0.0233)	(0.0083)	(0.0318)	(0.0469)	(0.0407)	(0.0203)	(0.0054)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	3.52%	5.10%	4.44%	2.36%	0.84%	3.23%	4.80%	4.14%	2.05%	0.54%

Ratios to Average Net Assets
Total expenses after waivers and reimbursements including fees paid indirectly	0.42%	0.42%	0.42%	0.42%	0.42%	0.70%	0.71%	0.71%	0.72%	0.71%

Total expenses	0.56%	0.58%	0.63%	0.71%	0.63%	0.81%	0.84%	0.89%	0.96%	0.93%

Net investment income	3.57%	4.99%	4.36%	2.30%	0.78%	3.16%	4.69%	4.09%	2.02%	0.54%

Supplemental Data
Net assets, end of year (000)	$595,728	$745,726	$568,058	$574,473	$593,380	$454,585	$405,701	$448,015	$411,831	$374,441

	Hilliard Lyons					Investor A
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0319	0.0471	0.0406	0.0198	0.0043	0.0312	0.0461	0.0399	0.0199	0.0044
Dividends from net investment income	(0.0319)	(0.0471)	(0.0406)	(0.0198)	(0.0043)	(0.0312)	(0.0461)	(0.0399)	(0.0199)	(0.0044)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	3.23%	4.81%	4.13%	2.00%	0.43%	3.16%	4.71%	4.07%	2.01%	0.44%

Ratios to Average Net Assets
Total expenses after waivers and reimbursements including fees paid indirectly	0.70%	0.70%	0.72%	0.77%	0.82%	0.76%	0.79%	0.79%	0.76%	0.82%

Total expenses	0.80%	0.82%	0.98%	1.07%	1.13%	0.87%	0.92%	1.05%	1.06%	1.13%

Net investment income	3.16%	4.70%	4.06%	1.98%	0.42%	3.07%	4.61%	3.98%	2.04%	0.43%

Supplemental Data
Net assets, end of year (000)	$144,584	$131,720	$121,243	$116,066	$116,254	$461,079	$393,399	$399,656	$433,609	$362,495

See Notes to Financial Statements.

46	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)

	Money Market Portfolio
	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0250	0.0418	0.0354	0.0151	0.0015	0.0250	0.0417	0.0354	0.0151	0.0014
Dividends from net investment income	(0.0250)	(0.0418)	(0.0354)	(0.0151)	(0.0015)	(0.0250)	(0.0417)	(0.0354)	(0.0151)	(0.0014)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	2.53%	4.27%	3.60%	1.52%	0.15%	2.53%	4.25%	3.60%	1.52%	0.15%

Ratios to Average Net Assets
Total expenses after waivers and reimbursements including fees paid indirectly	1.39%	1.22%	1.24%	1.24%	1.10%	1.42%	1.24%	1.24%	1.24%	1.10%

Total expenses	1.77%	1.83%	1.83%	1.74%	1.79%	1.66%	1.79%	1.78%	1.73%	1.79%

Net investment income	2.40%	4.18%	3.54%	1.66%	0.14%	2.15%	4.16%	3.59%	1.79%	0.14%

Supplemental Data
Net assets, end of year (000)	$15,835	$11,532	$19,462	$18,716	$8,924	$25,356	$5,109	$8,866	$5,043	$884

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	47

Financial Highlights (continued)

	U.S. Treasury Money Market Portfolio
	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0234	0.0478	0.0422	0.0221	0.0072	0.0206	0.0450	0.0393	0.0190	0.0042
Dividends from net investment income	(0.0234)	(0.0478)	(0.0422)	(0.0221)	(0.0072)	(0.0206)	(0.0450)	(0.0393)	(0.0190)	(0.0042)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	2.37%	4.89%	4.30%	2.23%	0.72%	2.08%	4.60%	4.00%	1.93%	0.42%

Ratios to Average Net Assets
Total expenses after waivers and reimbursements including fees paid indirectly	0.41%	0.41%	0.41%	0.41%	0.41%	0.69%	0.69%	0.70%	0.71%	0.71%

Total expenses	0.59%	0.61%	0.65%	0.73%	0.70%	0.84%	0.86%	0.90%	0.98%	0.99%

Net investment income	2.26%	4.75%	4.26%	2.18%	0.68%	2.08%	4.50%	3.94%	1.99%	0.41%

Supplemental Data
Net assets, end of year (000)	$382,033	$312,979	$211,960	$164,905	$176,136	$289,805	$245,609	$246,517	$257,187	$219,788

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0206	0.0450	0.0388	0.0186	0.0031
Dividends from net investment income	(0.0206)	(0.0450)	(0.0388)	(0.0186)	(0.0031)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	2.08%	4.59%	3.95%	1.88%	0.31%

Ratios to Average Net Assets
Total expenses after waivers and reimbursements including fees paid indirectly	0.69%	0.70%	0.75%	0.75%	0.82%

Total expenses	0.85%	0.86%	1.04%	1.07%	1.19%

Net investment income	1.86%	4.49%	3.86%	1.83%	0.31%

Supplemental Data
Net assets, end of year (000)	$123,316	$31,970	$28,593	$31,990	$41,283

See Notes to Financial Statements.

48	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)

	Municipal Money Market Portfolio
	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0234	0.0331	0.0289	0.0172	0.0073	0.0206	0.0301	0.0260	0.0143	0.0043
Dividends from net investment income	(0.0234)	(0.0331)	(0.0289)	(0.0172)	(0.0073)	(0.0206)	(0.0301)	(0.0260)	(0.0143)	(0.0043)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	2.36%	3.36%	2.93%	1.74%	0.73%	2.08%	3.05%	2.63%	1.44%	0.43%

Ratios to Average Net Assets
Total expenses after waivers and reimbursements including fees paid indirectly	0.42%	0.42%	0.42%	0.42%	0.42%	0.70%	0.72%	0.71%	0.72%	0.72%

Total expenses	0.60%	0.63%	0.67%	0.74%	0.71%	0.86%	0.91%	0.91%	0.99%	1.00%

Net investment income	2.26%	3.29%	2.88%	1.69%	0.69%	2.06%	3.00%	2.64%	1.45%	0.42%

Supplemental Data
Net assets, end of year (000)	$92,663	$42,083	$61,154	$75,789	$126,534	$81,843	$100,454	$132,523	$93,844	$70,344

	Hilliard Lyons					Investor A
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0231	0.0328	0.0284	0.0163	0.0056	0.0205	0.0302	0.0258	0.0136	0.0042
Dividends from net investment income	(0.0231)	(0.0328)	(0.0284)	(0.0163)	(0.0056)	(0.0205)	(0.0302)	(0.0258)	(0.0136)	(0.0042)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	2.34%	3.33%	2.87%	1.64%	0.57%	2.07%	3.06%	2.61%	1.37%	0.43%

Ratios to Average Net Assets
Total expenses after waivers and reimbursements including fees paid indirectly	0.45%	0.45%	0.47%	0.52%	0.59%	0.71%	0.71%	0.73%	0.79%	0.72%

Total expenses	0.85%	0.88%	1.02%	1.09%	1.13%	0.86%	0.89%	1.03%	1.11%	1.19%

Net investment income	2.29%	3.28%	2.84%	1.62%	0.56%	2.02%	3.01%	2.53%	1.29%	0.42%

Supplemental Data
Net assets, end of year (000)	$130,218	$166,999	$140,409	$126,397	$127,151	$7,004	$3,776	$2,830	$4,262	$7,322

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	49

Financial Highlights (continued)

	New Jersey Municipal Money Market Portfolio
	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0228	0.0326	0.0285	0.0175	0.0074	0.0200	0.0298	0.0256	0.0145	0.0044
Dividends from net investment income	(0.0228)	(0.0326)	(0.0285)	(0.0175)	(0.0074)	(0.0200)	(0.0298)	(0.0256)	(0.0145)	(0.0044)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	2.30%	3.31%	2.89%	1.76%	0.74%	2.02%	3.03%	2.60%	1.46%	0.44%

Ratios to Average Net Assets
Total expenses after waivers and reimbursements including fees paid indirectly	0.39%	0.39%	0.39%	0.39%	0.39%	0.67%	0.67%	0.68%	0.69%	0.69%

Total expenses	0.61%	0.62%	0.66%	0.74%	0.72%	0.86%	0.88%	0.92%	0.99%	1.01%

Net investment income	2.30%	3.26%	2.88%	1.73%	0.74%	2.07%	2.98%	2.57%	1.45%	0.44%

Supplemental Data
Net assets, end of year (000)	$114,696	$156,005	$99,173	$74,329	$80,530	$25,401	$43,013	$56,955	$59,794	$59,899

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0200	0.0298	0.0255	0.0138	0.0044
Dividends from net investment income	(0.0200)	(0.0298)	(0.0255)	(0.0138)	(0.0044)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	2.02%	3.03%	2.58%	1.39%	0.44%

Ratios to Average Net Assets
Total expenses after waivers and reimbursements including fees paid indirectly	0.67%	0.67%	0.69%	0.75%	0.69%

Total expenses	0.86%	0.87%	1.02%	1.11%	1.21%

Net investment income	1.96%	2.99%	2.56%	1.40%	0.43%

Supplemental Data
Net assets, end of year (000)	$27,216	$30,250	$17,662	$15,027	$12,821

See Notes to Financial Statements.

50	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)

	North Carolina Municipal Money Market Portfolio
	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0234	0.0336	0.0299	0.0185	0.0084	0.0207	0.0307	0.0270	0.0155	0.0054
Dividends from net investment income	(0.0234)	(0.0336)	(0.0299)	(0.0185)	(0.0084)	(0.0207)	(0.0307)	(0.0270)	(0.0155)	(0.0054)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	2.37%	3.42%	3.04%	1.87%	0.85%	2.08%	3.12%	2.73%	1.56%	0.54%

Ratios to Average Net Assets
Total expenses after waivers and reimbursements including fees paid indirectly	0.30%	0.30%	0.30%	0.30%	0.30%	0.58%	0.58%	0.60%	0.60%	0.60%

Total expenses	0.67%	0.68%	0.70%	0.80%	0.74%	0.92%	0.94%	0.98%	1.07%	1.03%

Net investment income	2.31%	3.36%	3.00%	1.84%	0.84%	2.09%	3.10%	2.61%	1.69%	0.55%

Supplemental Data
Net assets, end of year (000)	$60,404	$66,246	$61,086	$56,017	$58,168	$3,156	$1,295	$656	$6,923	$160

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0190	0.0298	0.0264	0.0151	0.0054
Dividends from net investment income	(0.0190)	(0.0298)	(0.0264)	(0.0151)	(0.0054)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	1.92%	3.03%	2.67%	1.52%	0.55%

Ratios to Average Net Assets
Total expenses after waivers and reimbursements including fees paid indirectly	0.74%	0.67%	0.66%	0.64%	0.60%

Total expenses	1.08%	1.02%	1.10%	1.15%	1.23%

Net investment income	1.98%	2.98%	2.64%	1.51%	0.54%

Supplemental Data
Net assets, end of year (000)	$155	$189	$316	$321	$319

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	51

Financial Highlights (continued)

	Ohio Municipal Money Market Portfolio
	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0245	0.0336	0.0297	0.0182	0.0087	0.0217	0.0308	0.0268	0.0152	0.0057
Dividends from net investment income	(0.0245)	(0.0336)	(0.0297)	(0.0182)	(0.0087)	(0.0217)	(0.0308)	(0.0268)	(0.0152)	(0.0057)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	2.48%	3.41%	3.01%	1.83%	0.87%	2.20%	3.13%	2.72%	1.53%	0.57%

Ratios to Average Net Assets
Total expenses after waivers and reimbursements including fees paid indirectly	0.39%	0.39%	0.39%	0.39%	0.39%	0.67%	0.67%	0.68%	0.69%	0.69%

Total expenses	0.62%	0.62%	0.67%	0.73%	0.72%	0.87%	0.87%	0.92%	0.98%	1.01%

Net investment income	2.41%	3.35%	2.99%	1.79%	0.87%	2.11%	3.09%	2.65%	1.50%	0.56%

Supplemental Data
Net assets, end of year (000)	$137,274	$101,325	$131,016	$88,697	$122,030	$26,403	$8,199	$5,647	$10,224	$15,311

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0217	0.0308	0.0267	0.0150	0.0046
Dividends from net investment income	(0.0217)	(0.0308)	(0.0267)	(0.0150)	(0.0046)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	2.20%	3.13%	2.70%	1.51%	0.46%

Ratios to Average Net Assets
Total expenses after waivers and reimbursements including fees paid indirectly	0.67%	0.67%	0.69%	0.71%	0.80%

Total expenses	0.87%	0.87%	1.01%	1.06%	1.20%

Net investment income	2.13%	3.08%	2.67%	1.47%	0.46%

Supplemental Data
Net assets, end of year (000)	$41,209	$22,201	$20,267	$20,893	$32,171

See Notes to Financial Statements.

52	ANNUAL REPORT	SEPTEMBER 30, 2008

Financial Highlights (continued)

	Pennsylvania Municipal Money Market Portfolio
	Institutional					Service
	Year Ended September 30,					Year Ended September 30,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0222	0.0329	0.0290	0.0178	0.0073	0.0194	0.0301	0.0261	0.0148	0.0043
Dividends from net investment income	(0.0222)	(0.0329)	(0.0290)	(0.0178)	(0.0073)	(0.0194)	(0.0301)	(0.0261)	(0.0148)	(0.0043)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	2.24%	3.34%	2.94%	1.79%	0.73%	1.96%	3.06%	2.65%	1.49%	0.43%

Ratios to Average Net Assets
Total expenses after waivers and reimbursements including fees paid indirectly	0.42%	0.42%	0.42%	0.42%	0.42%	0.70%	0.70%	0.71%	0.72%	0.72%

Total expenses	0.58%	0.59%	0.64%	0.72%	0.71%	0.83%	0.84%	0.89%	0.97%	0.99%

Net investment income	2.21%	3.29%	2.92%	1.78%	0.73%	1.94%	3.01%	2.63%	1.47%	0.43%

Supplemental Data
Net assets, end of year (000)	$535,882	$500,402	$464,708	$430,376	$426,130	$52,654	$55,934	$44,406	$34,219	$32,866

	Investor A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0194	0.0300	0.0259	0.0155	0.0045
Dividends from net investment income	(0.0194)	(0.0300)	(0.0259)	(0.0155)	(0.0045)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	1.96%	3.05%	2.62%	1.56%	0.45%

Ratios to Average Net Assets
Total expenses after waivers and reimbursements including fees paid indirectly	0.70%	0.71%	0.73%	0.65%	0.70%

Total expenses	0.83%	0.85%	1.01%	0.96%	1.17%

Net investment income	1.68%	3.00%	2.49%	1.64%	0.44%

Supplemental Data
Net assets, end of year (000)	$36,708	$33,490	$28,542	$72,079	$29,647

See Notes to Financial Statements.

ANNUAL REPORT	SEPTEMBER 30, 2008	53

Financial Highlights (concluded)

	Virginia Municipal Money Market Portfolio
	Institutional
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0228	0.0336	0.0295	0.0181	0.0082
Dividends from net investment income	(0.0228)	(0.0336)	(0.0295)	(0.0181)	(0.0082)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	2.31%	3.42%	2.99%	1.83%	0.82%

Ratios to Average Net Assets
Total expenses after waivers and reimbursements including fees paid indirectly	0.30%	0.30%	0.29%	0.30%	0.30%

Total expenses	0.65%	0.67%	0.75%	0.92%	0.89%

Net investment income	2.30%	3.37%	3.03%	1.84%	0.83%

Supplemental Data
Net assets, end of year (000)	$90,845	$81,190	$71,518	$24,169	$17,857

	Service
	Year Ended September 30,		Period April 24, 2006[1] to September 30, 2006[2]	Period May 13, 2005[1] to June 27, 2005[3]	Period October 1, 2003 to October 7, 2003[4]

	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0201	0.0307	0.0104	0.0023	0.0001
Dividends from net investment income	(0.0201)	(0.0307)	(0.0104)	(0.0023)	(0.0001)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	2.02%	3.11%	1.05%[5]	0.23%[5]	0.01%[5]

Ratios to Average Net Assets
Total expenses after waivers and reimbursements including fees paid indirectly	0.58%	0.58%	0.58%[6]	0.60%[6]	0.40%[6]

Total expenses	0.89%	0.91%	1.09%[6]	1.18%[6]	1.06%[6]

Net investment income	2.39%	3.14%	3.11%[6]	1.96%[6]	0.71%[6]

Supplemental Data
Net assets, end of period (000)	$234	$1,488	$— [7]	$— [3]	$— [4]

1	Reissuance of shares.

2	There were no Service shares outstanding during the period May 3, 2006 to June 1, 2006.

3	There were no Service shares outstanding as of September 30, 2005.

4	There were no Service shares outstanding as of September 30, 2004.

5	Aggregate total investment return.

6	Annualized.

7	Net assets end of period are less than $500.

See Notes to Financial Statements.

54	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock FundsSM (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2008, the Fund had 27 registered portfolios of which, BlackRock Money Market Portfolio (“Money Market”), BlackRock U.S. Treasury Money Market Portfolio (“U.S. Treasury”), BlackRock Municipal Money Market Portfolio (“Municipal”), BlackRock New Jersey Municipal Money Market Portfolio (“New Jersey Municipal”), BlackRock North Carolina Municipal Money Market Portfolio (“North Carolina Municipal”), BlackRock Ohio Municipal Money Market Portfolio (“Ohio Municipal”), BlackRock Pennsylvania Municipal Money Market Portfolio (“Pennsylvania Municipal”) and BlackRock Virginia Municipal Money Market Portfolio (“Virginia Municipal”), are included in these financial statements (collectively the “Portfolios”). The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio may offer Shares of Institutional, Service, Investor A, Investor B and Investor C classes. In addition, Money Market and Municipal may offer Hilliard Lyons Shares. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Hilliard Lyons, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: Portfolio securities are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the security. Each Portfolio seeks to maintain the net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Repurchase Agreements: The Portfolios may invest in U.S. government and agency securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The counterparty will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by each Portfolio’s custodian. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by each Portfolio may be delayed or limited.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income is recognized on the accrual method. The Portfolios amortize all premiums and discounts on debt securities. Income, realized and unrealized gains and losses of a Portfolio are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Effective March 31, 2008, the Portfolios implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to each Portfolio, and has determined that the adoption of FIN 48 does not have a material impact on each Portfolio’s financial statements. The Portfolios file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s U.S. federal tax returns remains open for the years ended September 30, 2005 through September 30, 2007. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 “Disclosures about

ANNUAL REPORT	SEPTEMBER 30, 2008	55

Notes to Financial Statements (continued)

Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “FSP”), was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to one of the Portfolios or classes are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (“the Advisor”), an indirect wholly-owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates: 0.45% of the first $1 billion, 0.40% of the next $1 billion, 0.375% of the next $1 billion and 0.35% of net assets in excess of $3 billion.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Institutional Management Corporation (“BIMC”), an affiliate of the Advisor, under which the Advisor pays BIMC, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Portfolios to the Advisor.

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio.

Prior to January 1, 2008, the fee was paid at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% of average daily gross assets in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

Effective January 1, 2008, the fee is paid at the following annual rates: 0.0025% of the first $2 billion and 0.002% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

Pursuant to the Fund’s operating procedures, custodian fees may be reduced by amounts calculated on uninvested cash balances, which are included on the Statements of Operations as fees paid indirectly.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), formerly PFPC Inc., an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2008, the Portfolios incurred the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

Money Market	$4,882
U.S. Treasury	7
Municipal	1,192
New Jersey Municipal	7
Pennsylvania Municipal	63

PNCGIS and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Distributors, Inc. (“BDI”), an affiliate of BlackRock, Inc. Pursuant to the Distribution Plan

56	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BDI ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Hilliard Lyons	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

For the year ended September 30, 2008, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Money Market	$2,370,648
U.S. Treasury	675,232
Municipal	242,280
New Jersey Municipal	176,195
North Carolina Municipal	10,832
Ohio Municipal	98,781
Pennsylvania Municipal	279,419

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the year ended September 30, 2008, the Portfolios reimbursed the Advisor the following amounts for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

	Share Classes
Call Center	Institutional	Service	Hilliard Lyons	Investor A	Investor B	Investor C	Total
Money Market	$3,640	$5,363	$1,436	$31,262	$2,223	$997	$44,921
U.S. Treasury	1,943	2,392	—	723	—	—	5,058
Municipal	390	703	1,843	115	—	—	3,051
New Jersey Municipal	753	294	—	391	—	—	1,438
North Carolina Municipal	412	51	—	16	—	—	479
Ohio Municipal	590	120	—	326	—	—	1,036
Pennsylvania Municipal	3,409	582	—	676	—	—	4,667
Virginia Municipal	727	—	—	—	—	—	727

For the year ended September 30, 2008, the following charts show the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Share Classes
Administration Fees	Institutional	Service	Hilliard Lyons	Investor A	Investor B	Investor C	Total
Money Market	$138,975	$121,606	$36,912	$107,104	$3,119	$2,241	$409,957
U.S. Treasury	76,521	56,417	—	11,208	—	—	144,146
Municipal	18,779	20,253	46,156	1,385	—	—	86,573
New Jersey Municipal	30,958	8,167	—	8,354	—	—	47,479
North Carolina Municipal	19,170	1,052	—	32	—	—	20,254
Ohio Municipal	30,686	2,618	—	7,258	—	—	40,562
Pennsylvania Municipal	129,953	13,929	—	14,025	—	—	157,907
Virginia Municipal	26,876	118	—	—	—	—	26,994

	Share Classes
Administration Fees Waived	Institutional	Service	Investor B	Investor C	Total
Money Market	$138,975	$210	$3,111	$2,141	$144,437
U.S. Treasury	76,521	—	—	—	76,521
Municipal	18,779	12	—	—	18,791
New Jersey Municipal	30,958	—	—	—	30,958
North Carolina Municipal	19,170	—	—	—	19,170
Ohio Municipal	30,686	—	—	—	30,686
Pennsylvania Municipal	129,953	—	—	—	129,953
Virginia Municipal	26,876	10	—	—	26,886

ANNUAL REPORT	SEPTEMBER 30, 2008	57

Notes to Financial Statements (continued)

	Share Classes
Service and Distribution Fees	Service	Hilliard Lyons	Investor A	Investor B	Investor C	Total

Money Market	$1,231,398	$367,286	$1,071,732	$124,339	$89,677	$2,884,432
U.S. Treasury	566,176	—	112,531	—	—	678,707
Municipal	203,506	461,550	13,893	—	—	678,949
New Jersey Municipal	82,092	—	83,668	—	—	165,760
North Carolina Municipal	10,503	—	319	—	—	10,822
Ohio Municipal	26,298	—	72,877	—	—	99,175
Pennsylvania Municipal	139,962	—	139,654	—	—	279,616
Virginia Municipal	1,182	—	—	—	—	1,182

	Share Classes
Service Fees Waived	Hilliard Lyons	Investor B	Investor C	Total
Money Market	$—	$11,856	$6,222	$18,078
Municipal	461,550	—	—	461,550

	Share Classes
Transfer Agent Fees	Institutional	Service	Hilliard Lyons	Investor A	Investor B	Investor C	Total
Money Market	$15,774	$6,742	$1,436	$289,598	$27,787	$9,869	$351,206
U.S. Treasury	6,536	2,415	—	2,507	—	—	11,458
Municipal	1,436	729	1,843	559	—	—	4,567
New Jersey Municipal	2,910	451	—	587	—	—	3,948
North Carolina Municipal	3,980	113	—	207	—	—	4,300
Ohio Municipal	2,327	137	—	386	—	—	2,850
Pennsylvania Municipal	15,049	583	—	1,104	—	—	16,736
Virginia Municipal	8,861	36	—	—	—	—	8,897

	Share Classes
Transfer Agent Fees Waived	Institutional	Investor B	Investor C	Total
Money Market	$3,640	$2,334	$988	$6,962
U.S. Treasury	1,943	—	—	1,943
Municipal	390	—	—	390
New Jersey Municipal	753	—	—	753
North Carolina Municipal	412	—	—	412
Ohio Municipal	590	—	—	590
Pennsylvania Municipal	3,409	—	—	3,409
Virginia Municipal	727	—	—	727

	Share Classes
Transfer Agent Fees Reimbursed	Institutional	Investor B	Investor C	Total
Money Market	$14,256	$16,784	$3,189	$34,229
U.S. Treasury	4,593	—	—	4,593
Municipal	1,045	—	—	1,045
New Jersey Municipal	2,156	—	—	2,156
North Carolina Municipal	3,566	—	—	3,566
Ohio Municipal	1,736	—	—	1,736
Pennsylvania Municipal	11,638	—	—	11,638
Virginia Municipal	8,132	—	—	8,132

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2009, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board of Trustees (the “Board”). The current expense limitations as a percentage of net assets are as follows:

58	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

	Share Classes
	Institutional	Service	Hilliard Lyons	Investor A	Investor B	Investor C
Money Market	0.42%	0.72%	0.91%	0.89%	1.49%	1.49%
U.S. Treasury	0.41%	0.71%	N/A	0.88%	1.48%[1]	1.48%[1]
Municipal	0.42%	0.72%	0.66%	0.89%	1.49%[1]	1.49%[1]
New Jersey Municipal	0.39%	0.69%	N/A	0.96%	1.46%[1]	1.46%[1]
North Carolina Municipal	0.30%	0.60%	N/A	0.87%	1.37%[1]	1.37%[1]
Ohio Municipal	0.39%	0.69%	N/A	0.96%	1.46%[1]	1.46%[1]
Pennsylvania Municipal	0.42%	0.72%	N/A	0.99%	1.49%[1]	1.49%[1]
Virginia Municipal	0.30%	0.60%	N/A	0.87%[1]	1.37%[1]	1.37%[1]

1	There were no shares outstanding as of September 30, 2008.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At September 30, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2009	2010	2011
Money Market	$1,638,585	$1,599,658	$777,454
U.S. Treasury	772,301	707,285	581,516
Municipal	334,488	294,144	167,553
New Jersey Municipal	356,460	344,675	209,065
North Carolina Municipal	246,782	293,900	203,140
Ohio Municipal	311,945	279,571	211,230
Pennsylvania Municipal	968,214	913,386	597,538
Virginia Municipal	224,221	317,929	247,142

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Advisor, expired on January 31, 2008:

U.S. Treasury	$1,194,807
Municipal	630,099
New Jersey Municipal	456,571
North Carolina Municipal	304,943
Ohio Municipal	413,974
Pennsylvania Municipal	1,359,479
Virginia Municipal	142,461

For the year ended September 30, 2008, affiliates received the following contingent deferred sales charges relating to transactions in Investor A Shares, Investor B Shares and Investor C Shares:

	Investor A	Investor B	Investor C
Money Market	$566	$84,752	$25,583

Includes amounts paid to Hilliard Lyons, which was considered an affiliate for a portion of the year.

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the year ended September 30, 2008, was as follows which are included in interest from affiliates on the Statements of Operations:

Money Market	$3,207
U.S. Treasury	48
Municipal	13
New Jersey Municipal	15
North Carolina Municipal	7
Ohio Municipal	6
Pennsylvania Municipal	19
Virginia Municipal	4

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or trustees/directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The following permanent differences as of September 30, 2008 attributable to nondeductible excise tax paid, reclassification of distributions, and equalization utilized were reclassified to the following accounts:

	Increase Paid in-Capital	Increase Undistributed Net Investment Income	Decrease Accumulated Net Realized Loss

New Jersey Municipal	$4,141	$65	$(4,206)
Ohio Municipal	363	96	(459)
Pennsylvania Municipal	45,374	—	(45,374)
Virginia Municipal	1,849	90	(1,939)

ANNUAL REPORT	SEPTEMBER 30, 2008	59

Notes to Financial Statements (continued)

The tax character of distributions during the years ended September 30, 2008 and September 30, 2007 were as follows:

	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total

Money Market
9/30/08	$—	$55,006,080	$—	$55,006,080
9/30/07	—	76,447,443	—	76,447,443
U.S. Treasury
9/30/08	—	12,435,378	—	12,435,378
9/30/07	—	20,350,999	—	20,350,999
Municipal
9/30/08	7,713,014	—	—	7,713,014
9/30/07	10,510,515	8,148	1,815	10,520,478
New Jersey Municipal
9/30/08	4,179,129	4,206	—	4,183,335
9/30/07	5,565,669	3,241	741	5,569,651
North Carolina Municipal
9/30/08	1,860,322	—	—	1,860,322
9/30/07	2,522,476	—	—	2,522,476
Ohio Municipal
9/30/08	3,797,964	—	459	3,798,423
9/30/07	5,149,545	—	4,249	5,153,794
Pennsylvania Municipal
9/30/08	13,788,757	—	45,374	13,834,131
9/30/07	18,862,563	—	—	18,862,563
Virginia Municipal
9/30/08	2,484,979	1,939	—	2,486,918
9/30/07	2,563,162	—	100	2,563,262

As of September 30, 2008, the components of accumulated earnings (losses) were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Capital Loss Carryforward	Undistributed Long-Term Net Capital Gains	Net Unrealized Gains (Losses)*	Total Accumulated Earnings (Losses)
Money Market	$—	$91,530	$—	$—	$—	$91,530
U.S. Treasury	—	46,591	(50,579)	—	—	(3,988)
Municipal	8,019	—	(4,644)	—	(4,110)	(735)
New Jersey Municipal	78	1,275	—	—	—	1,353
North Carolina Municipal	—	—	(7,587)	—	(15,916)	(23,503)
Ohio Municipal	96	—	—	—	(3,081)	(2,985)
Pennsylvania Municipal	—	—	—	5,853	—	5,853
Virginia Municipal	142	—	—	—	—	142

*	The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the deferral of post-October capital losses for tax purposes.

As of September 30, 2008, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30,
	2009	2010	2011	2014	2015	Total
U.S. Treasury	$13,150	$11,911	$12,380	$13,138	$—	$50,579
Municipal	—	—	—	—	4,644	4,644
North Carolina Municipal	—	—	—	—	7,587	7,587

4. Capital Shares Transactions:

The number of shares sold, reinvested and redeemed correspond to the net proceeds from sale of shares, reinvestments of dividends and cost of shares redeemed, respectively, since shares are redeemed at $1.00 per share.

Transactions in shares for each year were as follows:

	Year Ended September 30,
	2008	2007
Money Market
Institutional
Shares sold	1,683,006,712	1,537,243,468
Shares issued in reinvestment of dividends	565,020	1,155,114

Total issued	1,683,571,732	1,538,398,582
Shares redeemed	(1,833,604,194)	(1,360,729,536)

Net increase (decrease)	(150,032,462)	177,669,046

60	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

	Year Ended September 30,
	2008	2007
Money Market (continued)
Service
Shares sold	1,608,625,424	1,813,995,747
Shares issued in reinvestment of dividends	1,539,353	2,713,337

Total issued	1,610,164,777	1,816,709,084
Shares redeemed	(1,561,311,158)	(1,859,021,649)

Net increase (decrease)	48,853,619	(42,312,565)

Hilliard Lyons
Shares sold	130,596,300	109,753,956
Shares issued in reinvestment of dividends	4,661,065	6,327,179

Total issued	135,257,365	116,081,135
Shares redeemed	(122,402,195)	(105,603,555)

Net increase	12,855,170	10,477,580

Investor A
Shares sold	373,028,542	331,708,848
Shares issued in reinvestment of dividends	12,774,866	17,601,711

Total issued	385,803,408	349,310,559
Shares redeemed	(318,149,920)	(355,566,796)

Net increase (decrease)	67,653,488	(6,256,237)

Investor B
Shares sold	20,067,039	11,373,692
Shares issued in reinvestment of dividends	260,011	470,652

Total issued	20,327,050	11,844,344
Shares redeemed	(16,024,812)	(19,774,296)

Net increase (decrease)	4,302,238	(7,929,952)

Investor C
Shares sold	35,702,262	6,280,041
Shares issued in reinvestment of dividends	162,853	161,325

Total issued	35,865,115	6,441,366
Shares redeemed	(15,618,658)	(10,197,647)

Net increase (decrease)	20,246,457	(3,756,281)

U.S. Treasury
Institutional
Shares sold	627,577,505	559,564,732
Shares issued in reinvestment of dividends	7,971	9,207

Total issued	627,585,476	559,573,939
Shares redeemed	(558,531,522)	(458,556,613)

Net increase	69,053,954	101,017,326

Service
Shares sold	959,155,204	984,280,361
Shares issued in reinvestment of dividends	936,226	826,713

Total issued	960,091,430	985,107,074
Shares redeemed	(915,895,764)	(986,012,985)

Net increase (decrease)	44,195,666	(905,911)

Investor A
Shares sold	148,984,925	33,270,755
Shares issued in reinvestment of dividends	829,739	1,368,800

Total issued	149,814,664	34,639,555
Shares redeemed	(58,469,361)	(31,263,026)

Net increase	91,345,303	3,376,529

Municipal
Institutional
Shares sold	374,098,216	172,961,952
Shares issued in reinvestment of dividends	5,164	880

Total issued	374,103,380	172,962,832
Shares redeemed	(323,525,300)	(192,031,540)

Net increase (decrease)	50,578,080	(19,068,708)

Service
Shares sold	254,783,558	229,353,268
Shares issued in reinvestment of dividends	387,605	650,526

Total issued	255,171,163	230,003,794
Shares redeemed	(273,783,419)	(262,065,852)

Net decrease	(18,612,256)	(32,062,058)

Hilliard Lyons
Shares sold	193,148,487	192,779,882
Shares issued in reinvestment of dividends	4,233,805	5,026,924

Total issued	197,382,292	197,806,806
Shares redeemed	(234,166,774)	(171,211,126)

Net increase (decrease)	(36,784,482)	26,595,680

Investor A
Shares sold	32,573,281	23,757,807
Shares issued in reinvestment of dividends	111,836	129,475

Total issued	32,685,117	23,887,282
Shares redeemed	(29,457,067)	(22,940,420)

Net increase	3,228,050	946,862

ANNUAL REPORT	SEPTEMBER 30, 2008	61

Notes to Financial Statements (continued)

	Year Ended September 30,

	2008	2007
New Jersey Municipal
Institutional
Shares sold	303,420,394	350,149,665
Shares issued in reinvestment of dividends	69,072	69,990

Total issued	303,489,466	350,219,655
Shares redeemed	(344,799,139)	(293,392,912)

Net increase (decrease)	(41,309,673)	56,826,743

Service
Shares sold	6,382,942	37,401,353
Shares issued in reinvestment of dividends	87,489	122,086

Total issued	6,470,431	37,523,439
Shares redeemed	(24,082,894)	(51,467,194)

Net decrease	(17,612,463)	(13,943,755)

Investor A
Shares sold	46,297,789	68,757,860
Shares issued in reinvestment of dividends	655,975	714,819

Total issued	46,953,764	69,472,679
Shares redeemed	(49,987,621)	(56,885,413)

Net increase (decrease)	(3,033,857)	12,587,266

North Carolina Municipal
Institutional
Shares sold	324,411,258	291,128,975
Shares issued in reinvestment of dividends	862,091	1,422,320

Total issued	325,273,349	292,551,295
Shares redeemed	(331,100,017)	(287,390,964)

Net increase (decrease)	(5,826,668)	5,160,331

Service
Shares sold	8,544,093	3,789,948
Shares issued in reinvestment of dividends	68,924	5,113

Total issued	8,613,017	3,795,061
Shares redeemed	(6,750,530)	(3,156,724)

Net increase	1,862,487	638,337

Investor A
Shares sold	101,025	177,265
Shares issued in reinvestment of dividends	2,504	8,697

Total issued	103,529	185,962
Shares redeemed	(137,976)	(313,015)

Net decrease	(34,447)	(127,053)

Ohio Municipal
Institutional
Shares sold	573,135,752	396,071,177
Shares issued in reinvestment of dividends	48,906	106,237

Total issued	573,184,658	396,177,414
Shares redeemed	(537,232,409)	(425,892,956)

Net increase (decrease)	35,952,249	(29,715,542)

Service
Shares sold	38,448,615	16,516,784
Shares issued in reinvestment of dividends	83,523	65,484

Total issued	38,532,138	16,582,268
Shares redeemed	(20,328,574)	(14,031,016)

Net increase	18,203,564	2,551,252

Investor A
Shares sold	142,817,100	67,412,683
Shares issued in reinvestment of dividends	617,907	702,048

Total issued	143,435,007	68,114,731
Shares redeemed	(124,426,746)	(66,183,478)

Net increase	19,008,261	1,931,253

Pennsylvania Municipal
Institutional
Shares sold	746,061,915	731,049,582
Shares issued in reinvestment of dividends	247,662	313,748

Total issued	746,309,577	731,363,330
Shares redeemed	(710,915,335)	(695,644,721)

Net increase	35,394,242	35,718,609

Service
Shares sold	108,776,941	142,840,710
Shares issued in reinvestment of dividends	511,820	660,793

Total issued	109,288,761	143,501,503
Shares redeemed	(112,577,472)	(131,971,718)

Net increase (decrease)	(3,288,711)	11,529,785

Investor A
Shares sold	136,949,653	79,731,765
Shares issued in reinvestment of dividends	942,144	1,040,155

Total issued	137,891,797	80,771,920
Shares redeemed	(134,683,215)	(75,821,775)

Net increase	3,208,582	4,950,145

62	ANNUAL REPORT	SEPTEMBER 30, 2008

Notes to Financial Statements (concluded)

	Year Ended September 30,

	2008	2007
Virginia Municipal
Institutional
Shares sold	256,444,658	175,563,494
Shares issued in reinvestment of dividends	122,907	115,113

Total issued	256,567,565	175,678,607
Shares redeemed	(246,914,496)	(166,005,984)

Net increase	9,653,069	9,672,623

Service
Shares sold	1,662,060	15,761,266
Shares issued in reinvestment of dividends	11,278	18,429

Total issued	1,673,338	15,779,695
Shares redeemed	(2,926,595)	(14,292,308)

Net increase (decrease)	(1,253,257)	1,487,387

5. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close on or before December 31, 2008.

Effective October 1, 2008, BlackRock Investments, Inc., an affiliate of the Advisor, replaced BlackRock Distributors, Inc. as the distributor of the Fund. The service and distribution fees will not change as a result of this transaction.

On October 9, 2008, the Board approved the Portfolios’ participation in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”). As a result of the Portfolios participating in the Program, shareholders will have federal insurance up to the lesser of the amount of a shareholder’s balance in the Portfolio as of the close of business on September 19, 2008, or the amount held in the Portfolio on the date that a claim is filed for payment under the Program. Any increase in the number of shares in a shareholder’s balance after the close of business on September 19, 2008 and any future investments after a shareholder has closed their account will not be guaranteed. As a participant of the Program, which expires December 18, 2008, each Portfolio has paid a participation fee of 0.01% of each Portfolios shares outstanding as of September 19, 2008.

ANNUAL REPORT	SEPTEMBER 30, 2008	63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Money Market, BlackRock U.S. Treasury Money Market, BlackRock Municipal Money Market, BlackRock New Jersey Municipal Money Market, BlackRock North Carolina Municipal Money Market, BlackRock Ohio Municipal Money Market, BlackRock Pennsylvania Municipal Money Market, and BlackRock Virginia Municipal Money Market Portfolios [eight of the twenty-seven portfolios constituting the BlackRock Funds (the “Fund”), (collectively, the “Portfolios”)] as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2008

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BlackRock Municipal Money Market Portfolio, BlackRock New Jersey Municipal Money Market Portfolio, BlackRock North Carolina Municipal Money Market Portfolio, BlackRock Ohio Municipal Money Market Portfolio, BlackRock Pennsylvania Municipal Money Market Portfolio and BlackRock Virginia Municipal Money Market Portfolio during the taxable year ended September 30, 2008 qualify as tax-exempt interest dividends for federal income tax purposes.

The following information is provided with respect to the ordinary income distributions paid by BlackRock Money Market Portfolio and BlackRock U.S. Treasury Money Market Portfolio for the fiscal year ended September 30, 2008.

Interest Related Dividends for Non-U.S. Residents

Month Paid:	Money Market		U.S. Treasury Money Market
October 2007 - December 2007	95.56	%*	99.62	%*
January 2008 - September 2008	100.00	%*	100.00	%*

*	Represents the portion of the taxable ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

64	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of BlackRock Funds (the “Fund”) met in person in April and June 2008 to consider the approval of the Fund’s investment advisory agreement with BlackRock Advisors, LLC (the “Advisor”) with respect to each of the Money Market Portfolios of the Fund (each, a “Portfolio”) (collectively, the “Advisory Agreements”). The Board also considered the approval of the subadvisory agreement between the Advisor and BlackRock Institutional Management Corporation with respect to each Portfolio (collectively, the “Subadvisory Agreements”). The Advisor and the Subadvisor are referred to herein as “BlackRock.” The Advisory Agreements and the Subadvisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are both Independent Trustees. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by, Independent Trustees.

The Agreements

Upon the consummation of the combination of BlackRock’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (the “Transaction”), the Fund entered into an Advisory Agreement with respect to each Portfolio with the Advisor with an initial two-year term and the Advisor entered into a Subadvisory Agreement with respect to each Portfolio with the Subadvisor with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of each Agreement’s initial two-year term, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Portfolio by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to each Portfolio by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided to the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management’s and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Portfolios, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Portfolio’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) valuation and liquidity procedures; and (j) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 16, 2008 meeting at which approval of the Agreements was to be considered, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on each Portfolio’s fees and expenses and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper (“Peers”); (b) information on the profitability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding each Portfolio’s shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 16, 2008 meeting, the Board requested and subsequently received from BlackRock (i) comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Portfolio profitability, Portfolio size and Portfolio fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings of the Portfolios and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Portfolios. The Board did not identify any particular information as controlling, and each Trustee may have attributed different weights to the various items considered.

At an in-person meeting held on April 16, 2008, the Board discussed and considered the proposed renewal of the Agreements. As a result of the discussions, the Board requested and BlackRock provided

ANNUAL REPORT	SEPTEMBER 30, 2008	65

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

additional information, as detailed above, in advance of the June 3-4, 2008 Board meeting. At the in-person meeting held on June 3-4, 2008, the Board, including the Independent Trustees, unanimously approved the continuation of (a) the Advisory Agreement between the Advisor and the Fund with respect to each Portfolio for a one-year term ending June 30, 2009 and (b) the Subadvisory Agreement between the Advisor and the Subadvisor with respect to each Portfolio for a one-year term ending June 30, 2009. The Board considered all factors it believed relevant with respect to each Portfolio, including, among other factors: (i) the nature, extent and quality of the services provided by BlackRock; (ii) the investment performance of the Portfolio and BlackRock portfolio management; (iii) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Portfolio; and (iv) economies of scale.

A. Nature, Extent and Quality of the Services:

The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. The Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Portfolio’s portfolio management team discussing Portfolio performance and the Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally, and of each Portfolio’s portfolio management team; BlackRock’s portfolio trading capabilities; BlackRock’s use of technology; BlackRock’s commitment to compliance; and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock’s compensation structure with respect to the portfolio management teams of the Portfolios and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Portfolios. BlackRock and its affiliates provide the Portfolios with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Portfolios. In addition to investment advisory services, BlackRock and its affiliates provide the Portfolios with other services, including (a) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (b) assisting with daily accounting and pricing; (c) overseeing and coordinating the activities of other service providers; (d) organizing Board meetings and preparing the materials for such Board meetings; (e) providing legal and compliance support; and (f) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Portfolios and BlackRock:

The Board, including the Independent Trustees, also reviewed and considered the performance history of each Portfolio. In preparation for the April 16, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to a representative group of similar funds as determined by Lipper and to all funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Portfolio throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted with favor that BlackRock had generally avoided significant credit quality and liquidity issues in the challenging fixed-income market that prevailed during the past 18 months.

The Board noted that the Money Market, the U.S. Treasury Money Market and the Virginia Municipal Money Market Portfolios each performed above the median for the Portfolio’s Peers in the one-, three- and five-year periods reported.

The Board noted that (a) the Municipal Money Market, the New Jersey Municipal Money Market, the North Carolina Municipal Money Market and the Pennsylvania Municipal Money Market Portfolios each performed below the median for its Peers during the one-, three- and five-year periods and (b) the Ohio Municipal Money Market Portfolio performed below the median for its Peers during the three- and five-year periods. However, the underperformance of each of these Portfolios was not significant (underperformance was not greater than 10% of their respective median returns) for any such period.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with Each Portfolio:

The Board, including the Independent Trustees, reviewed each Portfolio’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared each Portfolio’s total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Portfolios. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred

66	ANNUAL REPORT	SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

by BlackRock and certain affiliates that provide services to the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Portfolio and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution, as pertinent, of the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Portfolio and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that are expected by the Board.

The Board noted that the Ohio Municipal Money Market Portfolio paid contractual advisory fees, prior to any expense reimbursements or fee waivers, lower than or equal to the median fees paid by its Peers.

The Board noted that although the Money Market, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Pennsylvania Municipal Money Market, U.S. Treasury Money Market and Virginia Municipal Money Market Portfolios each paid contractual advisory fees higher than its Peers, such fees were within five basis points of the median amount.

The Board also noted that although the Municipal Money Market Portfolio was subject to contractual advisory fees higher than its Peers, the Portfolio paid actual advisory fees, net of fee waivers and expense reimbursements, lower than or equal to the median of its Peers.

The Board noted that BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Portfolio expenses on a class basis. The Board also took into account that each Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale.

D. Economies of Scale:

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Portfolios increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolios to participate in these economies of scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolios. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the anticipated efficiencies in the processes of BlackRock’s overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Board found, based on its review of comparable funds, that each Portfolio’s management fee is appropriate in light of the scale of the Portfolio.

E. Other Factors:

The Board also took into account other ancillary or “fall-out” benefits that BlackRock may derive from its relationship with the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research, obtained by soft dollars generated by certain mutual fund transactions, to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and trade execution practices throughout the year.

Conclusion

The Board approved the continuation of (a) the Advisory Agreement between the Advisor and the Fund with respect to each Portfolio for a one-year term ending June 30, 2009 and (b) the Subadvisory Agreement between the Advisor and the Subadvisor with respect to each Portfolio for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the pertinent Portfolio and the Portfolio’s shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolios reflect the results of several years of review by the Trustees and predecessor Trustees, and discussions between the Trustees (and predecessor Trustees) and BlackRock (and predecessor advisors). Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	SEPTEMBER 30, 2008	67

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Co-Chair of the Board of Trustees and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 Funds 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Co-Chair of the Board of Trustees and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.	34 Funds 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Trustee	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Formerly Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.	34 Funds 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Trustee	Since 2004	Formerly Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 Funds 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Trustee and Member of the Audit Committee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005.	34 Funds 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 Funds 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Partner, Amarna Corporation, LLC (private investment company) since 2002; Director, WQED Multimedia (PBS and Multimedia, a not-for-profit company) since 2002; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partner, LP (private investment) since 1998.	34 Funds 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 Funds 81 Portfolios	None

68	ANNUAL REPORT	SEPTEMBER 30, 2008

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director of Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Formerly Trustee, State Street Research Mutual Funds from 1990 to 2005; Formerly, Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 Funds 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Chair of the Audit Committee and Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member/Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates since 2003; Formerly Director, Inter-Tel from 2006 to 2007.	34 Funds 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Trustee and Member of the Audit Committee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005. Director, Alkon Corporation (pneumatics) since 1992; Director, Indotronix International (IT services) since 2004; Director, Tippman Sports (recreation) since 2005.	34 Funds 81 Portfolios	None

1 Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2       Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

Interested Trustees[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	184 Funds 295 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 295 Portfolios	None

3	Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	SEPTEMBER 30, 2008	69

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Institutional

Management Corporation

New York, NY 10022

Co-Administrator and Transfer Agent

PNC Global Investment

Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, Inc.

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

70	ANNUAL REPORT	SEPTEMBER 30, 2008

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

ANNUAL REPORT	SEPTEMBER 30, 2008	71

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

72	ANNUAL REPORT	SEPTEMBER 30, 2008

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*
BlackRock Equity Dividend Fund	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Focus Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Global Allocation Fund†	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Emerging Markets Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Financial Services Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio	BlackRock Income Builder Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock High Income Fund		BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	SEPTEMBER 30, 2008	73

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency other than with respect to the Portfolio’s participation in the U.S. Treasury Department Guarantee Program for Money Market Funds disclosed in this annual report. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 441-7762. The Portfolios’ current 7-day yield more closely reflects the current earnings of a Portfolio than the total returns quoted. Statements and other information herein are as dated and are subject to change.

MM-9/08-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish (term began, effective November 1, 2007)

Robert M. Hernandez (term ended, effective November 1, 2007)

Bruce R. Bond (term ended, effective November 1, 2007)

Dr. Matina Horner (not reappointed to the Audit Committee, effective November 1, 2007)

Toby Rosenblatt (not reappointed to the Audit Committee, effective November 1, 2007)

David R. Wilmerding, Jr. (not reappointed to the Audit Committee, effective November 1, 2007)

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
All-Cap Global Resources Portfolio	$19,800	$20,812	$0	$5,250	$6,100	$6,100	$1,049	$1,042
Asset Allocation Portfolio	$63,500	$66,687	$0	$25,000	$6,100	$6,100	$1,049	$1,042
Aurora Portfolio	$20,400	$21,450	$0	$4,500	$6,100	$6,100	$1,049	$1,042
Capital Appreciation Portfolio	$16,800	$17,627	$0	$5,250	$6,100	$6,100	$1,049	$1,042
Exchange Portfolio	$16,800	$17,627	$0	$3,500	$6,100	$6,100	$1,049	$1,042
Global Opportunities Portfolio	$22,200	$23,361	$0	$6,300	$6,100	$6,100	$1,049	$1,042
Global Resources Portfolio	$24,700	$25,910	$0	$6,300	$6,100	$6,100	$1,049	$1,042
Health Sciences Opportunities Portfolio	$18,000	$18,901	$0	$5,250	$6,100	$6,100	$1,049	$1,042
International Opportunities Portfolio	$22,200	$23,361	$0	$6,300	$6,100	$6,100	$1,049	$1,042
Mid-Cap Growth Equity Portfolio	$18,000	$18,901	$0	$4,000	$6,100	$6,100	$1,049	$1,042
Mid-Cap Value Equity Portfolio	$18,000	$18,901	$0	$4,000	$6,100	$6,100	$1,049	$1,042
Money Market Portfolio	$17,400	$16,083	$0	$4,000	$6,100	$6,100	$749	$1,777

Municipal Money Market Portfolio	$19,800	$20,812	$0	$4,500	$6,100	$6,100	$749	$743
New Jersey Municipal Money Market Portfolio	$17,400	$18,264	$0	$4,000	$6,100	$6,100	$749	$743
North Carolina Municipal Money Market Portfolio	$17,400	$18,264	$0	$3,500	$6,100	$6,100	$749	$743
Ohio Municipal Money Market Portfolio	$17,400	$18,264	$0	$4,000	$6,100	$6,100	$749	$743
Pennsylvania Municipal Money Market Portfolio	$19,800	$20,812	$0	$4,500	$6,100	$6,100	$749	$743
Science & Technology Opportunities Portfolio	$22,200	$23,361	$0	$6,300	$6,100	$6,100	$1,049	$1,042
Small Cap Core Equity Portfolio	$18,000	$18,901	$0	$4,000	$6,100	$6,100	$1,049	$1,042
Small Cap Growth Equity Portfolio	$20,400	$21,450	$0	$4,000	$6,100	$6,100	$1,049	$1,042
Small Cap Value Equity Portfolio	$18,000	$18,901	$0	$4,000	$6,100	$6,100	$1,049	$1,042
Small/Mid-Cap Growth Portfolio	$18,000	$18,901	$0	$4,000	$6,100	$6,100	$1,049	$1,042
U.S. Opportunities Portfolio	$20,400	$21,450	$0	$4,500	$6,100	$6,100	$1,049	$1,042
U.S. Treasury Money Market Portfolio	$15,000	$15,715	$0	$4,000	$6,100	$6,100	$749	$743
Virginia Municipal Money Market Portfolio	$15,000	$15,715	$0	$3,500	$6,100	$6,100	$749	$743

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services include tax compliance, tax advice and tax planning.
3	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
All-Cap Global Resources Portfolio	$294,649	$296,892
Asset Allocation Portfolio	$294,649	$316,642
Aurora Portfolio	$294,649	$296,142
Capital Appreciation Portfolio	$294,649	$296,892
Exchange Portfolio	$294,649	$295,142
Global Opportunities Portfolio	$294,649	$297,942
Global Resources Portfolio	$294,649	$297,942
Health Sciences Opportunities Portfolio	$294,649	$296,892
International Opportunities Portfolio	$294,649	$297,942
Mid-Cap Growth Equity Portfolio	$294,649	$295,642
Mid-Cap Value Equity Portfolio	$294,649	$295,642
Money Market Portfolio	$294,349	$296,377
Municipal Money Market Portfolio	$294,349	$295,843
New Jersey Municipal Money Market Portfolio	$294,349	$295,343
North Carolina Municipal Money Market Portfolio	$294,349	$294,843
Ohio Municipal Money Market Portfolio	$294,349	$295,343
Pennsylvania Municipal Money Market Portfolio	$294,349	$295,843
Science & Technology Opportunities Portfolio	$294,649	$297,942
Small Cap Core Equity Portfolio	$294,649	$295,642
Small Cap Growth Equity Portfolio	$294,649	$295,642
Small Cap Value Equity Portfolio	$294,649	$295,642
Small/Mid-Cap Growth Portfolio	$294,649	$295,642
U.S. Opportunities Portfolio	$294,649	$296,142
U.S. Treasury Money Market Portfolio	$294,349	$295,343
Virginia Municipal Money Market Portfolio	$294,349	$294,843

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) Asset Allocation Portfolio – Schedule of Investments

Schedule of Investments September 30, 2008	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Australia — 0.4%
Beverages & Bottling — 0.0%
Foster’s Group Ltd.	54,300	$242,601

Manufacturing — 0.1%
United Group Ltd.	44,767	462,205

Metal & Mining — 0.2%
BHP Billiton Ltd.	25,000	646,766
OZ Minerals Ltd.	156,391	198,443

		845,209

Real Estate — 0.0%
CFS Retail Property Trust	26,400	47,901

Retail Merchandising — 0.1%
Woolworths Ltd.	20,173	444,371

		2,042,287

Belgium — 0.0%
Metal & Mining — 0.0%
Umicore	5,100	157,498

Bermuda — 0.1%
Business Services — 0.0%
Genpact Ltd.(a)	17,400	180,786

Manufacturing — 0.1%
Tyco International Ltd.	12,100	423,742

Oil & Gas — 0.0%
Energy XXI Bermuda Ltd.	13,100	39,824

		644,352

Brazil — 0.4%
Banks — 0.0%
Banco Industrial e Commercial SA	30,800	102,780
Unibanco SA - GDR	1,300	131,196

		233,976

Energy & Utilities — 0.1%
Companhia Energetica de Minas Gerais - CEMIG-ADR	20,853	411,638

Oil & Gas — 0.3%
Petroleo Brasileiro SA - ADR	38,059	1,672,693

Telecommunications — 0.0%
Tele Norte Leste Participacoes SA - ADR	11,700	204,282

		2,522,589

Canada — 1.0%
Chemicals — 0.0%
Methanex Corp.	11,700	229,218

Energy & Utilities — 0.0%
Epsilon Energy, Inc. (acquired 10/22/07, cost $23,600, unrestricted issue on 10/23/07 was valued at CAD 4.00 per share)(b)	5,900	16,576
Tanganyika Oil Co. Ltd. - SDR(a)	3,700	96,765

		113,341

Metal & Mining — 0.3%
Agnico-Eagle Mines Ltd.	7,100	387,606
Alexco Resource Corp.(a)	12,122	23,806
Aurora Energy Resources, Inc.(a)	5,300	7,370
Baja Mining Corp.(a)	59,300	39,004
Crosshair Exploration & Mining Corp.(a)	5,600	1,263
Crosshair Exploration & Mining Corp. (acquired 4/01/08, cost $6,572, unrestricted issue on 4/01/08 was valued at $0.86 per share) (a)(b)	5,300	1,195
Denison Mines Corp.(a)	4,700	13,867
Eldorado Gold Corp.(a)	9,662	60,283
Eldorado Gold Corp., Exchange Receipts (acquired 7/14/08, cost $0, unrestricted issue on 7/14/08 was valued at $8.72 per share)(b)	79,200	0
European Goldfields Ltd.(a)	12,100	33,654
Fording Canadian Coal Trust	7	581
Gold Reserve, Inc.(a)	26,280	28,908
Kinross Gold Corp.	19,900	319,559
Major Drilling Group International, Inc.(a)	900	25,091
Minefinders Corp. Ltd.(a)(c)	40,000	302,000
NovaGold Resources, Inc.(a)	16,792	109,316
Southwestern Resources Corp.(a)	47,300	15,111
Sunridge Gold Corp.(a)	146,757	35,853
Triex Minerals Corp.	9,900	3,721
Uranium One, Inc.(a)	11,270	24,356
West Timmins Mining, Inc.(a)	36,372	13,500

		1,446,044

Motor Vehicles — 0.0%
Westport Innovations, Inc.(a)	18,056	169,667
Westport Innovations, Inc. (acquired 9/15/04, cost $2,904)(a)(b)	2,086	19,601

		189,268

Oil & Gas — 0.6%
Accrete Energy, Inc.(a)	4,960	23,816
Alberta Clipper Energy, Inc.(a)	5,027	8,266
Bayou Bend Petroleum Ltd.(a)	40,700	7,649
Bronco Energy Ltd.(a)	3,700	23,989
Canadian Superior Energy, Inc.(a)	57,300	142,677
Canext Energy Ltd.(a)	4,020	3,135
Cinch Energy Corp. (acquired 6/07/04 through 7/07/05, cost $69,404)(a)(b)	40,320	50,388

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the list on the right.

ADR	American Depositary Receipts
ARM	Adjustable Rate Mortgage
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Francs
CMBX	Commercial Mortgage-Backed Securities Credit Default Index
CMT	Constant Maturity Treasury Rate
CZK	Czech Koruna
DJIA	Dow Jones Industrial Average
DKK	Danish Krone
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipts
HKD	Hong Kong Dollar
IO	Interest Only
JPY	Japanese Yen
LIBOR	London interbank offered Rate
MXP	Mexican Peso
NOK	Norwegian Krone
PLN	Polish Zloty
PO	Principal Only
REIT	Real Estate Investment Trust
SDR	Special Drawing Rights
SEK	Swedish Krona
SGD	Singapore Dollar
TBA	To Be Announced
USD	United States Dollar
ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	1

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Canada (continued)
Oil & Gas (concluded)
Compton Petroleum Corp.(a)	49,699	$269,918
Compton Petroleum Corp. (acquired 2/14/05, cost $45,600)(a)(b)	3,800	20,638
Crescent Point Energy Trust	1,800	52,617
Crew Energy, Inc.(a)	20,000	187,916
Crew Energy, Inc. (acquired 5/12/04, cost $36,232)(a)(b)	9,400	88,335
Daylight Resources Trust	13,410	128,524
Delphi Energy Corp.(a)	24,700	39,455
Ember Resources, Inc.(a)	4,854	6,157
Fairborne Energy Ltd.	1,482	13,020
First Calgary Petroleums Ltd.(a)	14,554	46,223
Galleon Energy, Inc. - Class A(a)	42,317	372,573
Galleon Energy, Inc. - Class A (acquired 2/04/05, cost $68,429)(a)(b)	6,300	55,467
Gastar Exploration Ltd.(a)	15,900	20,670
Highpine Oil & Gas Ltd.(a)	8,993	71,741
HSE Integrated Ltd.(a)	561	369
Iteration Energy Ltd.(a)	4,021	14,169
Leader Energy Services Ltd.(a)	15,957	1,499
Lynden Ventures Ltd.(a)	3,500	2,302
Midnight Oil Exploration Ltd.(a)	69,600	88,288
Midnight Oil Exploration Ltd. (acquired 9/29/05, cost $39,607)(a)(b)	11,600	14,715
Niko Resources Ltd. (acquired 1/31/05, cost $52,500)(b)	2,000	107,512
Open Range Energy Corp.(a)	1,975	5,549
OPTI Canada, Inc.(a)	13,800	143,284
Pacific Rodera Energy, Inc.(a)	37,300	14,019
Pacific Rubiales Energy Corp.(a)	12,466	78,831
Pan Orient Energy Corp.(a)	3,600	18,639
Pengrowth Energy Trust	1,505	22,612
Penn West Energy Trust	10,318	245,383
Petro Andina Resources, Inc. (acquired 5/15/07, cost $7,200)(a)(b)	800	4,322
Petrolifera Petroleum Ltd.(a)	30,150	95,472
ProEx Energy Ltd.(a)	17,600	220,114
Profound Energy Inc.(a)	1,400	3,604
ProspEx Resources Ltd.(a)	43,140	81,477
Tag Oil Ltd.	4,000	338
Technicoil Corp.(a)	12,900	7,030
Technicoil Corp. (acquired 6/15/04, cost $24,418)(a)(b)	33,500	18,257
Tesco Corp.(a)	7,200	150,768
Trafalgar Energy Ltd.(a)	841	2,292
TransCanada Corp.	700	25,106
TriStar Oil & Gas Ltd.(a)	11,885	173,320
TriStar Oil & Gas Ltd. (acquired 5/22/07, cost $7,469)(a)(b)	700	10,208
True Energy Trust	11,382	32,405
TUSK Energy Corp.(a)	37,409	56,592
TUSK Energy Corp. (acquired 3/10/05 through 6/2/06, cost $88,507)(a)(b)	20,557	31,099
Vero Energy, Inc.(a)	2,688	18,690
Vero Energy, Inc. (acquired 11/28/05, cost $3,907)(a)(b)	1,759	12,231
West Energy Ltd.(a)	143	380
WesternZagros Resources Ltd.(a)	1,800	2,080

		3,336,130

Paper & Forest Products — 0.0%
Ainsworth Lumber Co. Ltd.(a)	36,747	69,058

Retail Merchandising — 0.1%
Lululemon Athletica, Inc.(a)(c)	12,450	286,723
Shoppers Drug Mart Corp.	6,900	332,925

		619,648

Transportation — 0.0%
Railpower Technologies Corp.(a)	17,600	5,457

		6,008,164

Chile — 0.0%
Banks — 0.0%
Banco Santander Chile SA - ADR	2,800	119,812

China — 0.0%
Computer Software & Services — 0.0%
Sina Corp.(a)	4,900	172,480

Retail Merchandising — 0.0%
Hongguo International Holdings Ltd.	204,675	29,762

		202,242

Czech Republic — 0.0%
Banks — 0.0%
Komercni Banka AS	600	135,571

Finland — 0.3%
Banks — 0.0%
Pohjola Bank Plc	10,200	148,647

Paper & Forest Products — 0.1%
UPM-Kymmene Oyj	23,000	358,853

Retail Merchandising — 0.1%
Kesko Oyj - Series B	8,300	212,355

Telecommunications — 0.1%
Nokia Oyj	42,183	786,772

		1,506,627

France — 0.9%
Banks — 0.2%
Credit Agricole SA	45,676	879,710

Entertainment & Leisure — 0.1%
Ubisoft Entertainment SA(a)	5,200	361,739

Finance — 0.0%
Eurazeo	700	59,175

Food & Agriculture — 0.1%
Carrefour SA	11,211	528,675
Sodexo	2,900	171,140

		699,815

Machinery & Heavy Equipment — 0.1%
Alstom SA	5,628	427,217

Manufacturing — 0.0%
Compagnie Generale des Etablissements Michelin - Class B	3,600	233,180

Medical Instruments & Supplies — 0.1%
Essilor International SA	10,047	501,800

Oil & Gas — 0.1%
Total SA	13,622	827,534

Real Estate — 0.1%
Fonciere Des Regions (REIT)	400	41,770
Klepierre (REIT)	1,100	43,053
Mercialys SA (REIT)	500	21,261
Societe Immobiliere de Location pour l’Industrie et le Commerce (REIT)	300	37,099

See Notes to Financial Statements.

2	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
France (concluded)
Real Estate (concluded)
Unibail-Rodamco (REIT)	1,400	$283,261

		426,444

Retail Merchandising — 0.0%
PPR	1,600	143,164

Telecommunications — 0.1%
France Telecom SA	27,077	759,497

		5,319,275

Germany — 1.4%
Banks — 0.1%
Commerzbank AG	25,285	374,819

Chemicals — 0.2%
Bayer AG	11,938	874,303
SGL Carbon AG(a)	4,300	167,147

		1,041,450

Computer Software & Services — 0.1%
United Internet AG	24,000	258,064

Construction — 0.0%
Bauer AG	4,500	226,169

Energy & Utilities — 0.1%
E.ON AG	16,563	833,727

Insurance — 0.2%
Allianz AG	6,193	849,047
Hannover Rueckversicherung AG	8,300	303,764

		1,152,811

Manufacturing — 0.2%
Adidas AG	5,500	293,808
Siemens AG	7,752	723,082

		1,016,890

Medical & Medical Services — 0.1%
Rhoen Klinikum AG	15,000	438,207

Medical Instruments & Supplies — 0.1%
Fresenius Medical Care AG & Co. KGgA	13,100	678,139

Metal & Mining — 0.0%
Salzgitter AG	1,700	171,913

Miscellaneous Services — 0.1%
GEA Group AG	22,300	431,631

Pharmaceuticals — 0.1%
Celesio AG	11,909	519,737

Retail — 0.0%
Gerry Weber International AG(a)	8,901	200,291

Transportation — 0.1%
Deutsche Post AG	26,646	555,955

Waste Management — 0.0%
Zhongde Waste Technology AG	2,443	49,434

		7,949,237

Greece — 0.1%
Banks — 0.0%
Piraeus Bank SA	4,000	83,287

Beverages & Bottling — 0.1%
Coca-Cola Hellenic Bottling Co. SA	10,000	218,261

Computer & Office Equipment — 0.0%
Intralot SA	13,000	111,042

		412,590

Hong Kong — 0.6%
Banks — 0.1%
Hang Seng Bank Ltd.	36,700	693,781
Wing Hang Bank Ltd.	10,400	79,904

		773,685

Chemicals — 0.1%
Huabao International Holdings Ltd.	615,800	473,335

Conglomerates — 0.1%
Hutchison Whampoa Ltd.	81,000	622,124

Entertainment & Leisure — 0.1%
The Hongkong & Shanghai Hotels Ltd.	230,600	225,463

Finance — 0.0%
REXCAPITAL Financial Holdings Ltd.(a)	1,361,400	57,038

Real Estate — 0.1%
Henderson Land Development Co. Ltd.	115,000	512,643
New World Development Co. Ltd.	127,900	142,448
Wheelock & Co. Ltd.	71,200	129,144

		784,235

Retail Merchandising — 0.1%
Esprit Holdings Ltd.	68,800	426,462

		3,362,342

India — 0.1%
Chemicals — 0.1%
Tata Chemicals Ltd.	65,200	318,911

Indonesia — 0.1%
Banks — 0.0%
PT Bank Central Asia Tbk	353,300	116,370

Motor Vehicles — 0.1%
PT Astra International Tbk	288,500	514,615

		630,985

Ireland — 0.2%
Computer Software & Services — 0.2%
SkillSoft Plc - ADR(a)	70,290	735,233

Pharmaceuticals — 0.0%
ICON Plc - ADR(a)	3,900	149,175

		884,408

Israel — 0.1%
Computer Software & Services — 0.1%
Aladdin Knowledge Systems Ltd.(a)	6,100	81,496
Check Point Software Technologies(a)	32,300	734,502

		815,998

		815,998

Italy — 0.3%
Energy & Utilities — 0.2%
A2A SpA	248,450	633,956
Terna Rete Elettrica Nazionale SpA	187,200	688,237

		1,322,193

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	3

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Italy (concluded)
Food & Agriculture — 0.0%
Parmalat SpA	87,300	$206,066

Manufacturing — 0.1%
Benetton Group SpA	23,400	218,295

		1,746,554

Japan — 2.3%
Banks — 0.2%
The Bank of Kyoto Ltd.	8,700	88,794
The Chiba Bank Ltd.	17,900	93,852
The Iyo Bank Ltd.	8,700	94,838
Mizuho Financial Group, Inc.	188	822,152

		1,099,636

Business Services — 0.1%
Benesse Corp.	6,300	257,319

Chemicals — 0.1%
Nihon Nohyaku Co. Ltd.	49,400	286,653
Nippon Carbon Co. Ltd.	83,400	266,877

		553,530

Conglomerates — 0.1%
Mitsui & Co. Ltd.	45,000	558,644

Construction — 0.0%
Shinko Plantech Co. Ltd.	27,400	222,871

Containers — 0.0%
Toyo Seikan Kaisha Ltd.	13,100	201,093

Electronics — 0.3%
Canon, Inc.	13,400	508,006
Denso Corp.	18,400	451,312
Hosiden Corp.	43,600	627,998
Nidec Corp.	4,300	264,530

		1,851,846

Energy & Utilities — 0.2%
Air Water, Inc.	65,200	656,955
Kurita Water Industries Ltd.	18,400	430,962

		1,087,917

Entertainment & Leisure — 0.1%
Shimano, Inc.	11,300	389,013

Finance — 0.0%
Shinko Securities Co. Ltd.	59,400	167,719

Food & Agriculture — 0.1%
Hokuto Corp.	7,900	177,055
Toyo Suisan Kaisha Ltd.	8,900	225,624

		402,679

Insurance — 0.1%
T&D Holdings, Inc.	11,200	591,601

Manufacturing — 0.1%
Daihatsu Motor Co. Ltd.	37,500	410,261

Metal & Mining — 0.1%
Marubeni Corp.	73,000	330,908
Yamato Kogyo Co. Ltd.	12,200	426,291

		757,199

Motor Vehicles — 0.2%
Futaba Industrial Co. Ltd.	27,300	339,519
Toyota Motor Corp.	21,300	910,628

		1,250,147

Retail Merchandising — 0.2%
Circle K Sunkus Co. Ltd.	26,300	435,961
Geo Corp.	100	97,144
Shimachu Co. Ltd.	14,300	322,261
Tsuruha Holdings, Inc.	7,400	223,892

		1,079,258

Telecommunications — 0.1%
KDDI Corp.	103	583,461

Tires & Rubber — 0.0%
Zeon Corp.	45,300	158,791

Transportation — 0.3%
East Japan Railway Co.	95	708,475
Kamigumi Co. Ltd.	28,000	210,338
Kintetsu World Express, Inc.	16,700	280,931
Seino Holdings Corp.	34,800	164,134
Yamato Holdings Co. Ltd.	21,500	240,804

		1,604,682

		13,227,667

Kazakhstan — 0.0%
Oil & Gas — 0.0%
KazMunaiGas Exploration Production - GDR	17,300	268,150

Luxembourg — 0.2%
Oil & Gas — 0.0%
Acergy SA - ADR	9,050	91,043

Telecommunications — 0.2%
SES SA	49,488	1,026,173

		1,117,216

Malaysia — 0.0%
Banks — 0.0%
Alliance Financial Group Bhd	81,607	59,296

Entertainment & Leisure — 0.0%
Tanjong Plc	23,700	90,655

		149,951

Netherlands — 0.5%
Construction — 0.1%
Koninklijke Boskalis Westminster NV	15,500	734,699

Medical & Medical Services — 0.1%
Qiagen NV(a)	32,565	643,439

Publishing & Printing — 0.2%
Reed Elsevier NV	51,182	759,283

Real Estate — 0.0%
Corio NV (REIT)	1,000	71,048
Eurocommercial Properties NV (REIT)	1,600	69,662

		140,710

Telecommunications — 0.1%
Koninklijke KPN NV	51,206	739,512

		3,017,643

See Notes to Financial Statements.

4	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Norway — 0.3%
Banks — 0.0%
SpareBank 1 SR	1	$1

Oil & Gas — 0.2%
Fred Olsen Energy ASA	9,100	351,345
Norsk Hydro ASA	32,100	217,164
StatoilHydro ASA	26,291	624,762

		1,193,271

Transportation — 0.1%
Songa Offshore ASA(a)	51,100	486,563

		1,679,835

Papua New Guinea — 0.1%
Oil & Gas — 0.1%
Oil Search Ltd.	103,100	461,402

Philippines — 0.1%
Telecommunications — 0.1%
Philippine Long Distance Telephone Co. - ADR	6,100	343,674

Poland — 0.0%
Banks — 0.0%
Bank Zachodni WBK SA	1,700	109,467

Singapore — 0.3%
Finance — 0.2%
DBS Group Holdings Ltd.	79,107	942,737

Real Estate — 0.1%
CapitaCommercial Trust (REIT)	75,800	70,481
Keppel Corp. Ltd.	93,000	513,900
Suntec Real Estate Investment Trust (REIT)	74,500	60,911

		645,292

		1,588,029

South Africa — 0.1%
Telecommunications — 0.1%
MTN Group Ltd.	35,334	498,580
Naspers Ltd. - N Shares	15,600	308,121

		806,701

		806,701

South Korea — 0.2%
Chemicals — 0.0%
LG Chem Ltd.	3,400	266,768

Electronics — 0.1%
Samsung Electronics Co. Ltd.	839	384,475

Food & Agriculture — 0.0%
Nong Shim Co. Ltd	1,300	238,761

Publishing & Printing — 0.1%
Woongjin Thinkbig Co. Ltd.	15,970	275,865

		1,165,869

Sweden — 0.0%
Real Estate — 0.0%
Castellum AB	4,600	40,442

Switzerland — 1.1%
Banks — 0.0%
Julius Baer Holding AG	4,600	228,760

Chemicals — 0.2%
Lonza Group AG	3,200	401,508
Syngenta AG	3,342	704,774

		1,106,282

Finance — 0.1%
UBS AG(a)	44,829	766,237

Food & Agriculture — 0.3%
Barry Callebaut AG(a)	278	167,497
Nestle SA	31,358	1,355,215

		1,522,712

Insurance — 0.1%
ACE Ltd.	7,600	411,388
Swiss Life Holding AG(a)	300	43,556

		454,944

Pharmaceuticals — 0.4%
Novartis AG	22,223	1,170,031
Roche Holding AG	6,906	1,081,079

		2,251,110

Real Estate — 0.0%
PSP Swiss Property AG(a)	1,200	69,847

		6,399,892

Taiwan — 0.2%
Banks — 0.0%
Chang Hwa Commercial Bank	266,000	135,787

Chemicals — 0.0%
Taiwan Fertilizer Co. Ltd.	67,500	126,077

Computer & Office Equipment — 0.0%
HTC Corp.	7,670	119,048

Computer Software & Services — 0.0%
GeoVision, Inc.	22,500	93,752

Finance — 0.1%
Polaris Securities Co. Ltd.	634,112	252,132
Yuanta Financial Holding Co. Ltd.	584,500	323,460

		575,592

Transportation — 0.1%
U-Ming Marine Transport Corp.	154,430	222,574

		1,272,830

Thailand — 0.1%
Banks — 0.0%
Bangkok Bank Public Co. Ltd.	45,800	132,383
Siam Commercial Bank Plc	62,800	127,047

		259,430

Metal & Mining — 0.1%
Banpu Public Co. Ltd.	32,400	289,859

		549,289

United Kingdom — 2.7%
Aerospace — 0.1%
BAE Systems Plc	85,985	633,872

Banks — 0.1%
Standard Chartered Plc	30,201	743,109

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	5

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United Kingdom (continued)
Business Services — 0.3%
Aegis Group Plc	90,000	$150,810
Babcock International Group	70,500	633,515
De La Rue Plc	46,866	760,979
RPS Group Plc	61,000	267,647

		1,812,951

Construction — 0.1%
AMEC Plc	28,800	330,345

Energy & Utilities — 0.1%
International Power Plc	38,600	249,767
ITM Power Plc(a)	12,000	9,681

		259,448

Entertainment & Leisure — 0.1%
IG Group Holdings Plc	35,600	202,339
InterContinental Hotels Group Plc	19,718	244,303

		446,642

Finance — 0.1%
3i Group Plc	14,500	183,594
Investec Plc	20,000	109,277
London Stock Exchange Group Plc	5,000	79,173
Schroders Plc	7,800	143,894

		515,938

Food & Agriculture — 0.2%
Britvic Plc	105,100	382,663
Tesco Plc	143,369	997,125

		1,379,788

Insurance — 0.2%
Brit Insurance Holdings Plc	21,800	71,281
Hiscox Ltd.	92,100	404,908
Prudential Plc	92,860	846,693

		1,322,882

Machinery & Heavy Equipment — 0.1%
VT Group Plc	47,200	442,359
The Weir Group Plc	13,600	149,330

		591,689

Manufacturing — 0.1%
Charter Plc	32,300	360,035
Fenner Plc	76,100	240,574

		600,609

Measuring & Controlling Devices — 0.1%
Rotork Plc	37,000	618,172

Miscellaneous Services — 0.2%
Aggreko Plc	50,200	493,777
Anglo American Plc	19,141	646,573

		1,140,350

Oil & Gas — 0.2%
Archipelago Resources Plc(a)	78,900	19,287
BG Group Plc	46,253	838,842
Gulfsands Petroleum Plc(a)	6,700	17,979
Heritage Oil Ltd.(a)	40,000	158,472

		1,034,580

Paper & Forest Products — 0.0%
Mondi Plc	1	4

Pharmaceuticals — 0.2%
GlaxoSmithKline Plc	38,367	831,128
Shire Ltd. - ADR	5,550	265,012

		1,096,140

Real Estate — 0.0%
Hammerson Plc (REIT)	4,500	79,334
Liberty International Plc (REIT)	2,700	46,687
Segro Plc (REIT)	6,000	45,238

		171,259

Restaurants — 0.0%
Domino’s Pizza UK & IRL Plc	57,300	202,695

Retail Merchandising — 0.1%
Next Plc	13,000	239,696

Telecommunications — 0.2%
Cable & Wireless Plc	76,000	225,692
Vodafone Group Plc	500,632	1,105,606

		1,331,298

Transportation — 0.2%
Arriva Plc	50,100	622,059
National Express Group Plc	30,300	438,145
Stolt-Nielsen SA	2,400	28,480

		1,088,684

		15,560,151

United States — 35.9%
Aerospace — 0.5%
Alliant Techsystems, Inc.(a)	550	51,667
Argon ST, Inc.(a)	5,117	120,198
BE Aerospace, Inc.(a)	14,800	234,284
DRS Technologies, Inc.	350	26,863
Goodrich Corp.	7,700	320,320
Lockheed Martin Corp.	5,050	553,834
Northrop Grumman Corp.	22,050	1,334,907
Orbital Sciences Corp.(a)	7,050	168,988

		2,811,061

Air Transportation — 0.0%
Southwest Airlines Co.	13,850	200,964

Banks — 1.8%
Bank of America Corp.	39,875	1,395,625
Bank of Hawaii Corp.	7,025	375,486
Cathay General Bancorp	2,800	66,640
Citigroup, Inc.	38,850	796,813
CoBiz Financial, Inc.(c)	10,335	124,123
Columbia Banking System, Inc.	4,494	79,679
Commerce Bancshares, Inc.	1,025	47,560
Credicorp Ltd.	1,700	105,825
Cullen/Frost Bankers, Inc.	1,600	96,000
CVB Financial Corp.	3,900	54,210
Fifth Third Bancorp	6,700	79,730
First Midwest Bancorp, Inc.	10,054	243,709
First Niagara Financial Group, Inc.	5,400	85,050
FirstMerit Corp.	1,850	38,850
Hudson City Bancorp, Inc.	20,875	385,144
JPMorgan Chase & Co.	47,875	2,235,762
KBW, Inc.(a)	3,800	125,172
KeyCorp	17,100	204,174
National City Corp.(c)	20,750	36,312
New York Community Bancorp, Inc.	3,725	62,543

See Notes to Financial Statements.

6	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (continued)
Banks (concluded)
Northern Trust Corp.	8,699	$628,068
PacWest Bancorp	2,400	68,616
People’s United Financial, Inc.	19,020	366,135
Prosperity Bancshares, Inc.	3,900	132,561
Signature Bank(a)	2,850	99,408
Sterling Bancshares, Inc.	11,100	115,995
SunTrust Banks, Inc.	5,125	230,574
SVB Financial Group(a)	450	26,064
U.S. Bancorp	4,300	154,886
UMB Financial Corp.	1,734	91,070
United Bankshares, Inc.	4,800	168,000
Valley National Bancorp	13,055	273,633
Wells Fargo & Co.	30,175	1,132,468
Westamerica Bancorp	1,600	92,048
Wintrust Financial Corp.	4,301	126,234
Zions Bancorp	7,250	280,575

		10,624,742

Beverages & Bottling — 0.9%
The Coca-Cola Co.	58,573	3,097,340
Constellation Brands, Inc. - Class A(a)	32,285	692,836
Green Mountain Coffee Roasters, Inc.(a)	3,000	118,020
Pepsi Bottling Group, Inc.	12,150	354,416
PepsiAmericas, Inc.	1,200	24,864
PepsiCo, Inc.	10,800	769,716

		5,057,192

Broadcasting — 0.3%
Belo Corp. - Class A	49,702	296,224
CBS Corp. - Class B	19,450	283,581
CKX, Inc.(a)	53,500	329,560
The DIRECTV Group, Inc.(a)	19,225	503,118
Outdoor Channel Holdings, Inc.(a)	2,666	23,461

		1,435,944

Business Services — 0.9%
Accenture Ltd. - Class A	4,300	163,400
The Advisory Board Co.(a)	3,600	108,576
Alliance Data Systems Corp.(a)	1,125	71,302
Apollo Group, Inc. - Class A(a)	22,600	1,340,180
The Brink’s Co.	4,660	284,353
CommVault Systems, Inc.(a)	4,150	50,008
Convergys Corp.(a)	20,600	304,468
DeVry, Inc.	3,252	161,104
Diamond Management & Technology Consultants, Inc.	18,494	86,737
ExlService Holdings, Inc.(a)	14,323	125,756
Fluor Corp.	5,800	323,060
Forrester Research, Inc.(a)	11,150	326,918
Gartner, Inc.(a)	3,500	79,380
Heckmann Corp.(a)(c)	15,700	129,525
Hewitt Associates, Inc. - Class A(a)	1,925	70,147
HMS Holdings Corp.(a)	11,525	276,139
Iron Mountain, Inc.(a)	12,050	294,140
Lender Processing Services, Inc.	4,775	145,733
Parexel International Corp.(a)	6,600	189,156
SAIC, Inc.(a)	2,300	46,529
Strayer Education, Inc.	550	110,143
Team, Inc.(a)	4,100	148,092
Ticketmaster(a)	5,070	54,401
W.W. Grainger, Inc.	1,744	151,676

		5,040,923

Chemicals — 0.6%
Agrium, Inc.	2,850	159,828
Albemarle Corp.	7,500	231,300
Ashland, Inc.	14,910	435,968
Cabot Corp.	2,700	85,806
Celanese Corp. - Series A	24,220	675,980
CF Industries Holdings, Inc.	525	48,017
Church & Dwight Co., Inc.	4,097	254,383
E.I. Du Pont de Nemours & Co.	4,600	185,380
Eastman Chemical Co.	4,600	253,276
Ferro Corp.	3,625	72,862
Hercules, Inc.	14,260	282,205
Intrepid Potash, Inc.(a)	3,100	93,434
The Lubrizol Corp.	10,175	438,950
Minerals Technologies, Inc.	1,900	112,784
Rockwood Holdings, Inc.(a)	1,800	46,188
Terra Industries, Inc.	1,725	50,715

		3,427,076

Computer & Office Equipment — 1.2%
Apple, Inc.(a)	14,609	1,660,459
Cisco Systems, Inc.(a)	115,616	2,608,297
Electronics for Imaging, Inc.(a)	8,280	115,340
Hewlett-Packard Co.	17,350	802,264
International Business Machines Corp.	7,825	915,212
Intuit, Inc.(a)	9,050	286,071
Lexmark International, Inc. - Class A(a)	1,675	54,555
NCR Corp.(a)	2,125	46,856
Phase Metrics, Inc.(a)(d)	50,574	1,011
Western Digital Corp.(a)	16,971	361,822

		6,851,887

Computer Software & Services — 2.2%
Activision Blizzard, Inc.(a)	109,500	1,689,585
Adobe Systems, Inc.(a)	68,708	2,711,905
Affiliated Computer Services, Inc. - Class A(a)	3,950	199,988
Blackboard, Inc.(a)	11,427	460,394
BMC Software, Inc.(a)	1,450	41,513
Broadridge Financial Solutions, Inc.	3,025	46,555
comScore, Inc.(a)	6,306	111,175
DemandTec, Inc.(a)	16,300	146,863
eBay, Inc.(a)	1,850	41,403
Foundry Networks, Inc.(a)	10,750	195,758
Google, Inc. - Class A(a)	4,322	1,731,047
Greenfield Online, Inc.(a)	4,749	82,633
i2 Technologies, Inc.(a)(c)	12,050	162,554
IHS, Inc. - Class A(a)	8,000	381,120
Lawson Software, Inc.(a)	16,300	114,100
McAfee, Inc.(a)	1,425	48,393
Microsoft Corp.	26,200	699,278
Omniture, Inc.(a)	5,335	97,951
Oracle Corp.(a)	16,850	342,223
Phase Forward, Inc.(a)	10,000	209,100
priceline.com, Inc.(a)	1,900	130,017
Salesforce.com, Inc.(a)	26,569	1,285,940
Seagate Technology, Inc.	16,900	204,828
SonicWALL, Inc.(a)	28,550	149,602
SRA International, Inc. - Class A(a)	11,573	261,897
Sun Microsystems, Inc.(a)	1	4
Sybase, Inc.(a)	2,400	73,488
Sykes Enterprises, Inc.(a)	12,398	272,260
Symantec Corp.(a)	17,150	335,797
Tech Data Corp.(a)	5,290	157,906

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (continued)
Computer Software & Services (concluded)
Teradata Corp.(a)	7,140	$139,230
Yahoo!, Inc.(a)	3,700	64,010

		12,588,517

Construction — 0.0%
EMCOR Group, Inc.(a)	1,900	50,008
NVR, Inc.(a)	45	25,740
United Rentals, Inc.(a)	6,312	96,195

		171,943

Containers — 0.2%
Owens-Illinois, Inc.(a)	15,020	441,588
Pactiv Corp.(a)	12,800	317,824
Silgan Holdings, Inc.	4,550	232,459
Tupperware Brands Corp.	4,130	114,112

		1,105,983

Electronics — 0.5%
Agilent Technologies, Inc.(a)	11,290	334,861
Ametek, Inc.	9,100	371,007
Amphenol Corp.	12,050	483,687
Arrow Electronics, Inc.(a)	2,300	60,306
Brady Corp. - Class A	900	31,752
Gentex Corp.	8,900	127,270
Intel Corp.	17,950	336,204
Intersil Corp. - Class A	26,210	434,562
Jabil Circuit, Inc.	20,825	198,670
TiVo, Inc.(a)	24,500	179,340
TTM Technologies, Inc.(a)	10,300	102,176

		2,659,835

Energy & Utilities — 1.4%
Airgas, Inc.	4,450	220,942
CenterPoint Energy, Inc.	20,961	305,402
DPL, Inc.	2,050	50,840
Duke Energy Corp.	10,650	185,629
Edison International	20,760	828,324
El Paso Electric Co.(a)	8,900	186,900
Entergy Corp.	4,110	365,831
Equitable Resources, Inc.	11,670	428,056
Evergreen Energy, Inc.(a)(c)	11,500	10,810
Exelon Corp.	14,879	931,723
FPL Group, Inc.	4,650	233,895
Integrys Energy Group, Inc.	3,550	177,287
Longview Energy Co. (acquired 8/13/04, cost $48,000)(b)(d)	3,200	91,808
MDU Resources Group, Inc.	18,750	543,750
NRG Energy, Inc.(a)	11,260	278,685
Ocean Power Technologies, Inc.(a)	1,000	8,350
Pepco Holdings, Inc.	10,650	243,992
Pinnacle West Capital Corp.	6,412	220,637
PPL Corp.	10,400	385,008
Progress Energy, Inc.	4,900	211,337
Quanta Services, Inc.(a)	9,100	245,791
Questar Corp.	9,930	406,336
SCANA Corp.	13,045	507,842
Sierra Pacific Resources	26,575	254,588
UGI Corp.	6,100	157,258
UIL Holdings Corp.	5,600	192,248
Wisconsin Energy Corp.	8,930	400,957

		8,074,226

Entertainment & Leisure — 0.5%
DreamWorks Animation SKG, Inc. - Class A(a)	11,350	356,958
Morgans Hotel Group Co.(a)	2,665	29,075
Orient-Express Hotels Ltd. - Class A	12,237	295,279
Pinnacle Entertainment, Inc.(a)	38,560	291,514
RHI Entertainment, Inc.(a)	9,826	146,407
Royal Caribbean Cruises Ltd.	8,100	165,487
Scientific Games Corp. - Class A(a)	25,300	582,406
Time Warner, Inc.	41,750	547,342
The Walt Disney Co.	11,025	338,357
World Wrestling Entertainment, Inc. - Class A	7,400	114,404

		2,867,229

Finance — 1.2%
Affiliated Managers Group, Inc.(a)	7,090	587,406
AllianceBernstein Holding LP	4,550	168,396
Astoria Financial Corp.	17,640	365,677
Capital One Financial Corp.	9,165	467,415
The Charles Schwab Corp.	7,975	207,350
CIT Group, Inc.	23,325	162,342
CME Group, Inc.	1,900	705,869
Deluxe Corp.	2,675	38,493
Evercore Partners, Inc. - Class A	7,600	136,648
Federated Investors, Inc. - Class B	1,150	33,178
The Goldman Sachs Group, Inc.	2,100	268,800
H&R Block, Inc.	3,325	75,644
Invesco Ltd.	21,538	451,867
Knight Capital Group, Inc. - Class A(a)	2,700	40,122
Mastercard, Inc.	575	101,965
MBIA, Inc.(c)	13,125	156,188
Morgan Stanley	4,900	112,700
NGP Capital Resources Co.	2,700	39,339
NYSE Euronext, Inc.	7,500	293,850
Raymond James Financial, Inc.	9,075	299,294
RiskMetrics Group, Inc.(a)	2,300	45,011
State Street Corp.	6,650	378,252
T. Rowe Price Group, Inc.	2,350	126,218
TD Ameritrade Holding Corp.(a)	13,110	212,382
The Western Union Co.	48,560	1,197,975
Wright Express Corp.(a)	6,650	198,502

		6,870,883

Food & Agriculture — 0.6%
Bunge Ltd.	2,875	181,642
Corn Products International, Inc.	975	31,473
Dean Foods Co.(a)	15,860	370,490
Del Monte Foods Co.	35,496	276,869
Fresh Del Monte Produce, Inc.(a)	2,600	57,720
General Mills, Inc.	4,825	331,574
Kraft Foods, Inc. - Class A	15,800	517,450
Lorillard, Inc.	3,850	273,927
Monsanto Co.	11,611	1,149,257
Panera Bread Co. - Class A(a)	3,400	173,060
Ralcorp Holdings, Inc.(a)	800	53,928

		3,417,390

Insurance — 1.0%
Aetna, Inc.	9,750	352,073
American Financial Group, Inc.	2,175	64,162
AMERIGROUP Corp.(a)	1,975	49,849
Arch Capital Group Ltd.(a)	2,700	197,181
Assurant, Inc.	8,520	468,600

See Notes to Financial Statements.

8	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (continued)
Insurance (concluded)
AXIS Capital Holdings Ltd.	12,110	$384,008
CHUBB Corp.	6,025	330,773
Endurance Specialty Holdings Ltd.	4,650	143,778
Everest Re Group Ltd.	650	56,244
First Mercury Financial Corp.(a)	5,300	75,525
The Hanover Insurance Group, Inc.	8,787	399,984
HCC Insurance Holdings, Inc.	16,260	439,020
Lincoln National Corp.	7,990	342,052
PartnerRe Ltd.	2,900	197,461
Platinum Underwriters Holdings Ltd.	1,841	65,319
Prudential Financial, Inc.	6,525	469,800
RenaissanceRe Holdings Ltd.	3,300	171,600
The Travelers Cos., Inc.	10,675	482,510
Unum Group	17,525	439,878
W.R. Berkley Corp.	20,015	471,353
WellPoint, Inc.(a)	6,100	285,297
Willis Group Holdings Ltd.	6,000	193,560

		6,080,027

Leasing — 0.0%
GATX Corp.	1,400	55,398
Machinery & Heavy Equipment — 0.3%
AGCO Corp.(a)	7,975	339,815
Albany International Corp. - Class A	8,880	242,690
Altra Holdings, Inc.(a)	7,700	113,652
Bucyrus International, Inc.	2,540	113,487
Caterpillar, Inc.	2,100	125,160
Flowserve Corp.	1,025	90,989
Franklin Electric Co., Inc.	2,100	93,555
iRobot Corp.(a)	7,724	114,470
Joy Global, Inc.	15,625	705,313

		1,939,131

Manufacturing — 2.0%
Actuant Corp. - Class A	1,500	37,860
Acuity Brands, Inc.	1,350	56,376
Autoliv, Inc.	9,300	313,875
BorgWarner, Inc.	14,500	475,165
Chart Industries, Inc.(a)	2,400	68,544
Chattem, Inc.(a)(c)	4,398	343,836
Clorox Co.	7,100	445,099
Cooper Industries Ltd. - Class A	9,650	385,518
Crane Co.	1,300	38,623
Cummins, Inc.	24,750	1,082,070
Danaher Corp.	27,400	1,901,560
Dover Corp.	6,520	264,386
Eaton Corp.	5,200	292,136
Elizabeth Arden, Inc.(a)	5,200	102,076
Gardner Denver, Inc.(a)	1,925	66,836
General Electric Co.	63,800	1,626,900
Hexcel Corp.(a)	4,650	63,658
Honeywell International, Inc.	26,826	1,114,620
Iconix Brand Group, Inc.(a)	900	11,772
IDEX Corp.	11,075	343,546
John Bean Technologies Corp.(a)	3,901	49,382
Jones Apparel Group, Inc.	19,150	354,466
Kaydon Corp.	2,151	96,924
Ladish Co., Inc.(a)	2,550	51,638
Leggett & Platt, Inc.	10,700	233,153
Lincoln Electric Holdings, Inc.	750	48,232
Quanex Building Products Corp.	3,081	46,954
RBC Bearings, Inc.(a)	3,329	112,154
The Sherwin-Williams Co.	5,290	302,376
Smith & Wesson Holding Corp.(a)	4,172	15,603
SPX Corp.	1,075	82,775
Teleflex, Inc.	4,550	288,880
Textron, Inc.	10,220	299,242
Timken Co.	12,225	346,579
The Warnaco Group, Inc.(a)	3,659	165,716
Watson Wyatt Worldwide, Inc. - Class A	1,500	74,595

		11,603,125

Medical & Medical Services — 1.6%
Amedisys, Inc.(a)	3,200	155,744
Amgen, Inc.(a)	13,475	798,663
Applied Biosystems, Inc.	4,900	167,825
Arthrocare Corp.(a)(c)	3,500	97,020
Coventry Health Care, Inc.(a)	11,940	388,647
DaVita, Inc.(a)	1,990	113,450
Express Scripts, Inc.(a)	2,950	217,769
The GEO Group, Inc.(a)	8,300	167,743
Henry Schein, Inc.(a)	19,200	1,033,728
Invitrogen Corp.(a)	7,175	271,215
Kindred Healthcare, Inc.(a)	2,750	75,818
Laboratory Corp. of America Holdings(a)	4,780	332,210
LifePoint Hospitals, Inc.(a)	2,175	69,905
Lincare Holdings, Inc.(a)	4,100	123,369
Magellan Health Services, Inc.(a)	10,500	431,130
MedCath Corp.(a)	5,500	98,560
Medco Health Solutions, Inc.(a)	32,370	1,456,650
Pediatrix Medical Group, Inc.(a)	15,650	843,848
Quest Diagnostics, Inc.	3,860	199,446
ResMed, Inc.(a)	4,000	172,000
Santarus, Inc.(a)	22,550	45,776
Skilled Healthcare Group, Inc. - Class A(a)	1,900	30,191
Sun Healthcare Group, Inc.(a)	10,700	156,862
Thermo Fisher Scientific, Inc.(a)	37,300	2,051,500
WellCare Health Plans, Inc.(a)	325	11,700

		9,510,769

Medical Instruments & Supplies — 1.6%
Becton, Dickinson & Co.	1,975	158,514
Boston Scientific Corp.(a)	39,700	487,119
Bruker Corp.(a)	6,750	89,977
C.R. Bard, Inc.	6,050	573,963
Charles River Laboratories International, Inc.(a)	575	31,930
The Cooper Cos., Inc.	9,098	316,246
DENTSPLY International, Inc.	16,375	614,718
Hill-Rom Holdings, Inc.	4,800	145,488
Hologic, Inc.(a)	14,100	272,553
Johnson & Johnson	49,725	3,444,948
Kinetic Concepts, Inc.(a)	6,725	192,268
Martek Biosciences Corp.	16,175	508,218
Medtronic, Inc.	25,300	1,267,530
MWI Veterinary Supply, Inc.(a)	4,247	166,865
SonoSite, Inc.(a)	6,600	207,240
STERIS Corp.	1,350	50,733
Symmetry Medical, Inc.(a)	14,300	265,408
Varian Medical Systems, Inc.(a)	3,675	209,953
Wright Medical Group, Inc.(a)	7,705	234,540
Zoll Medical Corp.(a)	7,900	258,488

		9,496,699

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (continued)
Metal & Mining — 1.7%
Agnico-Eagle Mines Ltd.	17,900	$985,753
Arch Coal, Inc.	32,925	1,082,903
Century Aluminum Co.(a)	3,534	97,856
Cleveland-Cliffs, Inc.	1,025	54,264
CONSOL Energy, Inc.	39,192	1,798,521
Foundation Coal Holdings, Inc.	3,300	117,414
Freeport-McMoRan Copper & Gold, Inc.	18,732	1,064,914
James River Coal Co.(a)	5,000	109,950
Kinross Gold Corp.	22,235	358,428
Massey Energy Co.	65,491	2,336,064
Patriot Coal Corp.(a)	2,798	81,282
Peabody Energy Corp.	26,498	1,192,410
Reliance Steel & Aluminum Co.	6,495	246,615
Steel Dynamics, Inc.	4,100	70,069
United States Steel Corp.	2,462	191,076

		9,787,519

Miscellaneous Services — 0.1%
Owens & Minor, Inc.	1,725	83,662
Rent-A-Center, Inc.(a)	7,700	171,556
TeleTech Holdings, Inc.(a)	14,650	182,246

		437,464

Motor Vehicles — 0.1%
Ford Motor Co.(a)(c)	32,618	169,614
Oshkosh Corp.	23,200	305,312
Polaris Industries, Inc.(c)	1,725	78,470
TRW Automotive Holdings Corp.(a)	9,200	146,372

		699,768

Oil & Gas — 4.9%
Allis-Chalmers Energy, Inc.(a)	7,200	91,080
American Oil & Gas, Inc.(a)	5,947	15,522
Apache Corp.	5,000	521,400
Approach Resources, Inc.(a)	1,700	24,582
ATP Oil & Gas Corp.(a)	4,300	76,583
Atwood Oceanics, Inc.(a)	3,024	110,074
Aventine Renewable Energy Holdings, Inc.(a)	7,900	24,964
Baker Hughes, Inc.	15,300	926,262
BJ Services Co.	18,250	349,122
Brigham Exploration Co.(a)	11,523	126,638
Cal Dive International, Inc.(a)	12,600	133,560
Callon Petroleum Co.(a)	2,500	45,075
Cameron International Corp.(a)	30,400	1,171,616
CanArgo Energy Corp.(a)	194,100	27,174
Chesapeake Energy Corp.	15,275	547,762
Chevron Corp.	17,700	1,459,896
Cimarex Energy Co.	6,825	333,811
Clayton Williams Energy, Inc.(a)	19,123	1,348,745
Complete Production Services, Inc.(a)	900	18,117
Comstock Resources, Inc.(a)	5,233	261,912
ConocoPhillips	17,350	1,270,888
Delta Petroleum Corp.(a)	59,855	812,831
Devon Energy Corp.	1,652	150,662
Encore Acquisition Co.(a)	1,550	64,759
Energen Corp.	4,950	224,136
ENSCO International, Inc.	3,975	229,079
EOG Resources, Inc.	8,700	778,302
EXCO Resources, Inc.(a)	15,500	252,960
Exxon Mobil Corp.	37,750	2,931,665
FMC Technologies, Inc.(a)	975	45,386
Gasco Energy, Inc.(a)	19,600	35,672
GMX Resources, Inc.(a)	4,545	217,251
Goodrich Petroleum Corp.(a)	8,400	366,156
Halliburton Co.	22,730	736,225
Helix Energy Solutions Group, Inc.(a)	2,075	50,381
Helmerich & Payne, Inc.	1,925	83,141
Hercules Offshore, Inc.(a)	1,400	21,224
ION Geophysical Corp.(a)	16,600	235,554
Key Energy Services, Inc.(a)	10,800	125,280
Marathon Oil Corp.	151	6,020
Matador Resources Co. (acquired 10/14/03 through 4/13/06, cost $62,950)(b)(d)	2,895	123,182
Nabors Industries Ltd.(a)	25,775	642,313
National Oilwell Varco, Inc.(a)	9,728	488,637
Newfield Exploration Co.(a)	9,185	293,828
Noble Corp.	11,610	509,679
Occidental Petroleum Corp.	3,700	260,665
Oil States International, Inc.(a)	950	33,582
ONEOK, Inc.	2,200	75,680
Parallel Petroleum Corp.(a)	11,679	110,016
Patterson-UTI Energy, Inc.	48,975	980,480
Penn Virginia Corp.	15,000	801,600
PetroHawk Energy Corp.(a)	10,200	220,626
Petroleum Development Corp.(a)	1,500	66,555
Plains Exploration & Production Co.(a)	13,075	459,717
Precision Drilling Trust	3,300	54,681
Quest Resource Corp.(a)	2,500	6,650
Schlumberger Ltd.	55,647	4,345,474
Smith International, Inc.	6,400	375,296
Southwestern Energy Co.(a)	4,620	141,095
St. Mary Land & Exploration Co.	1,600	57,040
Stone Energy Corp.(a)	561	23,747
Superior Energy Services, Inc.(a)	8,680	270,295
Swift Energy Co.(a)	5,150	199,254
Transocean, Inc.(a)	5,056	555,351
Treasure Island Royalty Trust(a)	217,129	91,194
TXCO Resources, Inc.(a)	8,700	87,348
Ultra Petroleum Corp.(a)	2,400	132,816
Venoco, Inc.(a)	8,597	111,761
Verasun Energy Corp.(a)	6,900	21,597
W&T Offshore, Inc.	5,675	154,871
Warren Resources, Inc.(a)	4,034	40,259
Weatherford International Ltd.(a)	14,600	367,044

		28,353,800

Paper & Forest Products — 0.1%
International Paper Co.	9,975	261,145
Rock-Tenn Co. - Class A	7,818	312,564

		573,709

Personal Services — 0.1%
MSCI, Inc. - Class A(a)	14,450	346,800

Pharmaceuticals — 1.6%
Abbott Laboratories	29,300	1,687,094
Alpharma, Inc. - Class A(a)	5,046	186,147
AmerisourceBergen Corp.	4,100	154,365
Celgene Corp.(a)	24,000	1,518,720
Cephalon, Inc.(a)	1,225	94,925
Dyax Corp.(a)	34,802	153,129
Eli Lilly & Co.	10,150	446,904
Genzyme Corp.(a)	12,800	1,035,392
Gilead Sciences, Inc.(a)	28,400	1,294,472
King Pharmaceuticals, Inc.(a)	4,875	46,702
Medicis Pharmaceutical Corp. - Class A	21,500	320,565

See Notes to Financial Statements.

10	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (continued)
Pharmaceuticals (concluded)
Merck & Co., Inc.	20,200	$637,512
Pfizer, Inc.	74,900	1,381,156
Watson Pharmaceuticals, Inc.(a)	2,700	76,950
Wyeth	10,025	370,324

		9,404,357

Plastics — 0.1%
Sonoco Products Co.	11,250	333,900
Temple-Inland, Inc.	9,100	138,866

		472,766

Publishing & Printing — 0.1%
Dolan Media Co.(a)	8,212	82,859
R.R. Donnelley & Sons Co.	22,650	555,605
Valassis Communications, Inc.(a)	3,600	31,176

		669,640

Railroad & Shipping — 0.2%
Kansas City Southern(a)	1,000	44,360
Norfolk Southern Corp.	14,685	972,294

		1,016,654

Real Estate — 0.4%
Alexandria Real Estate Equities, Inc. (REIT)	800	90,000
Annaly Capital Management, Inc. (REIT)	5,750	77,338
Apartment Investment & Management Co. (REIT) - Class A	900	31,518
BioMed Realty Trust, Inc. (REIT)	2,000	52,900
Boston Properties, Inc. (REIT)	8,060	754,900
Brookfield Homes Corp.	3,300	47,388
CBL & Associates Properties, Inc. (REIT)	7,250	145,580
Centex Corp.	8,300	134,460
Corporate Office Properties Trust (REIT)	400	16,140
FX Real Estate & Entertainment, Inc.(a)	7,880	8,195
Health Care, Inc. (REIT)	1,350	71,860
Highwoods Properties, Inc. (REIT)	1,150	40,894
Hospitality Properties Trust (REIT)	9,575	196,479
HRPT Properties Trust (REIT)	23,200	159,848
Mack-Cali Realty Corp. (REIT)	1,175	39,797
Nationwide Health Properties, Inc. (REIT)	2,200	79,156
Simon Property Group, Inc. (REIT)	4,510	437,470
Ventas, Inc. (REIT)	1,400	69,188
Vornado Realty Trust (REIT)	975	88,676

		2,541,787

Restaurants — 0.4%
Brinker International, Inc.	6,000	107,340
Burger King Holdings, Inc.	26,300	645,928
Darden Restaurants, Inc.	4,400	125,972
Jack-in-the-Box, Inc.(a)	2,175	45,892
McDonald’s Corp.	25,075	1,547,128
PF Chang’s China Bistro, Inc.(a)	2,300	54,142
Sonic Corp.(a)	3,500	50,995

		2,577,397

Retail Merchandising — 2.1%
Aeropostale, Inc.(a)	2,600	83,486
AutoNation, Inc.(a)	3,825	42,993
AutoZone, Inc.(a)	2,550	314,517
Big Lots, Inc.(a)	4,625	128,714
BJ’s Wholesale Club, Inc.(a)	7,150	277,849
Chico’s FAS, Inc.(a)	20,450	111,862
Christopher & Banks Corp.	7,900	60,593
Collective Brands, Inc.(a)	1,875	34,331
Copart, Inc.(a)	3,400	129,200
CVS Caremark Corp.	21,400	720,324
Deckers Outdoor Corp.(a)	1,000	104,080
Family Dollar Stores, Inc.	5,475	129,757
Foot Locker, Inc.	3,050	49,288
GameStop Corp.(a)	9,950	340,389
The Gap, Inc.	10,400	184,912
Golfsmith International Holdings, Inc.(a)	5,800	15,486
Hanesbrands, Inc.(a)	2	44
Kohl’s Corp.(a)	21,577	994,268
Limited Brands, Inc.	29,050	503,146
Liz Claiborne, Inc.	22,727	373,405
Macy’s, Inc.	22,125	397,807
Ross Stores, Inc.	24,529	902,912
Ruddick Corp.	4,710	152,840
Safeway, Inc.	20,080	476,298
Saks, Inc.(a)	19,650	181,762
Sally Beauty Holdings, Inc.(a)	8,635	74,261
SUPERVALU, Inc.	14,075	305,428
TJX Cos., Inc.	10,837	330,745
Urban Outfitters, Inc.(a)	10,500	334,635
Wal-Mart Stores, Inc.	73,636	4,410,060

		12,165,392

Security Brokers & Dealers — 0.3%
Janus Capital Group, Inc.	56,408	1,369,586
Piper Jaffray Cos., Inc.(a)	5,200	224,900
Waddell & Reed Financial, Inc. - Class A	6,550	162,113

		1,756,599

Semiconductors & Related Devices — 0.8%
Amkor Technology, Inc.(a)	3,400	21,658
Avnet, Inc.(a)	2,700	66,501
Broadcom Corp. - Class A(a)	53,050	988,322
Lam Research Corp.(a)	18,982	597,743
LSI Corp.(a)	62,775	336,474
Marvell Technology Group Ltd.(a)	51,400	478,020
Micron Technology, Inc.(a)	26,530	107,447
Microsemi Corp.(a)	6,100	155,428
ON Semiconductor Corp.(a)	17,325	117,117
PMC-Sierra, Inc.(a)	182,620	1,355,040
Semtech Corp.(a)	3,500	48,860
Standard Microsystems Corp.(a)	5,750	143,635
Ultra Clean Holdings, Inc.(a)	8,004	40,340
Varian Semiconductor Equipment Associates, Inc.(a)	5,600	140,672

		4,597,257

Soaps & Cosmetics — 0.8%
Avon Products, Inc.	37,400	1,554,718
Bare Escentuals, Inc.(a)(c)	29,450	320,122
Colgate-Palmolive Co.	4,000	301,400
Procter & Gamble Co.	37,505	2,613,723

		4,789,963

Telecommunications — 2.0%
ADC Telecommunications, Inc.(a)	29,900	252,655
Amdocs Ltd.(a)	28,767	787,641
American Tower Corp. - Class A(a)	43,950	1,580,882
Anixter International, Inc.(a)	4,079	242,741
Arris Group, Inc.(a)	19,700	152,281
AT&T, Inc.	54,599	1,524,404

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
United States (concluded)
Telecommunications (concluded)
Cablevision Systems Corp. - Class A	8,500	$213,860
CenturyTel, Inc.	5,200	190,580
CommScope, Inc.(a)	8,000	277,120
Embarq Corp.	3,000	121,650
EMS Technologies, Inc.(a)	15,700	350,267
Harris Corp.	8,021	370,570
Iowa Telecommunications Services, Inc.	4,400	82,192
Netflix, Inc.(a)(c)	6,523	201,430
Neutral Tandem, Inc.(a)	6,300	116,802
Occam Networks, Inc.(a)	6,100	24,400
Plantronics, Inc.	2,525	56,863
Polycom, Inc.(a)	5,500	127,215
QUALCOMM, Inc.	85,922	3,692,068
Sprint Nextel Corp.	24,450	149,145
Verizon Communications, Inc.	26,344	845,379

		11,360,145

Textiles — 0.0%
Carter’s, Inc.(a)	5,300	104,569
Kenneth Cole Productions, Inc. - Class A	5,200	76,440

		181,009

Tobacco — 0.4%
Altria Group, Inc.	17,150	340,256
Philip Morris International, Inc.	42,476	2,043,096
UST, Inc.	1,930	128,422

		2,511,774

Transportation — 0.2%
Expeditors International of Washington, Inc.	20,265	706,033
J.B. Hunt Transport Services, Inc.	6,050	201,888
Kirby Corp.(a)	1,125	42,683
Ryder Systems, Inc.	3,250	201,500
Vitran Corp., Inc.(a)	6,707	90,343

		1,242,447

Waste Management — 0.2%
Allied Waste Industries, Inc.(a)	37,300	414,403
Clean Harbors, Inc.(a)	5,200	351,260
Republic Services, Inc.	1,250	37,475
Waste Management, Inc.	17,800	560,522

		1,363,660

		208,740,851

Total Common Stocks — 50.1%		291,278,501

Preferred Stock
United States — 0.0%
Banks — 0.0%
Citigroup, Inc. — (a)	13,500	222,750

	Par (000)
Trust Preferred
Banks — 0.7%
Bank of America Corp., Capital Securities,
8.07%, 12/31/26(e)	$225	192,920
Bank of America Corp., Depositary Shares,
8.00%(f)	720	570,144
8.13%(f)	375	302,978
Barclays Bank Plc (United Kingdom), Unsecured Notes,
7.43%(e)(f)(g)(h)	$350	285,010
Citigroup Capital XXI, Trust Preferred Securities,
8.30%, 12/21/57(h)	615	458,213
First Union Capital l, Capital Securities,
7.94%, 1/15/27	325	206,279
JPMorgan Chase & Co., Depositary Shares,
7.90%(f)	775	652,457
JPMorgan Chase Capital XXV, Capital Securities,
6.80%, 10/01/37	1,150	881,537
Royal Bank of Scotland Group Plc (United Kingdom), Capital Securities,
7.64%(f)(g)(h)	500	372,509
UBS Preferred Funding Trust I, Inc., Capital Securities,
8.62%(f)(h)	35	33,829
Wachovia Corp., Capital Securities,
7.98%(f)(h)	875	365,698

		4,321,574

Finance — 0.2%
American International Group, Inc., Junior Subordinated Debentures,
8.18%, 5/15/58(e)	700	112,136
Credit Suisse (Guernsey), Unsecured Notes,
5.86%, 5/15/17(g)(h)	530	401,245
General Electric Capital Corp., Subordinated Debentures,
6.38%, 11/15/67(h)	475	384,357
Goldman Sachs Capital Trust II, Unsecured Notes,
5.79%(f)(h)	300	131,793
Lehman Brothers Holdings Capital Trust VII, Trust Preferred Securities,
5.86%(f)(h)(i)	110	11

		1,029,542

Insurance — 0.1%
CHUBB Corp., Capital Securities,
6.38%, 3/29/67(h)	175	133,450
MetLife, Inc., Junior Subordinated Debentures,
6.40%, 12/15/36(h)	390	243,140
Progressive Corp., Junior Subordinated Notes,
6.70%, 6/15/37(h)	310	252,577

		629,167

Total Trust Preferred — 1.0%		5,980,283

	Shares
Warrants
CanArgo Energy Corp. (issued/exercisable 9/30/08, 1 share for 1 warrant, expiring 10/31/08, strike price $0.12) (acquired 9/30/08, cost $23,710)(a)	194,100	7,764

See Notes to Financial Statements.

12	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Warrants
Crosshair Exploration & Mining Corp. (issued/exercisable 4/04/08, 1 share for 1 warrant, expiring 10/04/08, strike price 1.80 CAD) (acquired 4/04/08, cost $51)(b)(d)	5,300	$33

Total Warrants — 0.0%		7,797

	Par (000)
U.S. Government & Agency Obligations
Federal Home Loan Bank, Bonds,
5.38%, 5/15/19	$2,005	2,079,889
Federal Home Loan Bank, Subordinated Notes,
5.63%, 6/13/16	890	816,138
Federal Home Loan Mortgage Corp.,
5.25%, 4/18/16	760	793,250
Federal Home Loan Mortgage Corp., Subordinated Notes,
5.75%, 6/27/16	920	912,374
Federal National Mortgage Assoc., Unsecured Notes,
2.88%, 10/12/10	1,900	1,891,309
Resolution Funding Corp., Strip Bonds,
6.29%, 7/15/18(j)	150	97,721
6.30%, 10/15/18(j)	150	96,109
U.S. Treasury Bonds,
4.38%, 2/15/38	115	116,464
U.S. Treasury Inflation Protected Bonds,
2.38%, 1/15/25	115	130,002
2.00%, 1/15/26	400	404,684
1.75%, 1/15/28	325	297,652

Total U.S. Government & Agency Obligations — 1.3%		7,635,592

Mortgage Pass-Throughs
Federal Home Loan Mortgage Corp. 1 Year CMT,
4.77%, 1/01/35(h)	601	600,031
5.04%, 12/01/35(h)	560	568,542
Federal Home Loan Mortgage Corp. 15 Year TBA,
6.00%, 10/01/23	300	304,781
Federal Home Loan Mortgage Corp. 30 Year,
5.50%, 10/01/38	7,600	7,557,250
Federal Home Loan Mortgage Corp. 30 Year TBA,
6.00%, 10/01/38	4,500	4,554,844
Federal Home Loan Mortgage Corp. Gold,
8.50%, 7/01/09(k)	1	1
4.00%, 5/01/10	81	80,703
6.00%, 4/01/13-6/01/16	83	84,806
5.50%, 9/01/21-9/01/38(l)	2,703	2,716,935
9.50%, 12/01/22	164	187,737
8.00%, 2/01/23-8/01/27	18	19,791
7.50%, 9/01/27(k)	1	276
6.50%, 1/01/29-8/01/32	57	58,440
5.00%, 5/01/34-10/01/38	2,188	2,131,676
Federal National Mortgage Assoc.,
6.00%, 9/01/11-8/01/36	2,523	2,568,686
7.00%, 8/01/14-10/01/32	216	227,112
5.50%, 4/01/17-5/01/38	4,857	4,909,023
5.00%, 6/01/23-2/01/38	9,314	9,093,093
7.50%, 10/01/25-1/01/31	332	359,385
6.50%, 5/01/29-9/01/36	302	312,264
8.00%, 2/01/33	120	131,205
Federal National Mortgage Assoc. 15 Year,
4.00%, 10/01/23	2,000	1,892,500
Federal National Mortgage Assoc. 15 Year TBA,
5.00%, 10/01/23	3,600	3,574,125
Federal National Mortgage Assoc. 30 Year TBA,
5.00%, 10/01/38	5,600	5,460,000
5.50%, 10/01/38	26,500	26,408,906
6.00%, 10/01/38	20,800	21,066,500
6.50%, 10/01/38	6,800	6,972,125
Federal National Mortgage Assoc. ARM,
4.19%, 12/01/34(h)	892	908,385
Freddie Mac Non Gold Pool,
5.05%, 9/01/35(h)	976	986,123
5.07%, 4/01/38(h)	1,020	1,014,520
Government National Mortgage Assoc. I,
6.50%, 2/15/09-1/15/35	1,218	1,249,585
7.50%, 12/15/10	15	15,460
6.00%, 10/15/23-2/15/24	218	222,747
7.00%, 4/15/29-6/15/35	1,625	1,706,694
5.50%, 4/15/33-12/15/34	554	556,281
Government National Mortgage Assoc. I 30 Year TBA,
6.00%, 10/01/38	900	912,938
6.50%, 10/01/38	2,300	2,353,187
Government National Mortgage Assoc. II,
5.00%, 10/20/33(m)	1,010	987,699
6.00%, 12/20/37	180	182,989
Government National Mortgage Assoc. II 30 Year TBA,
5.00%, 10/01/38	1,000	979,687
5.50%, 10/01/38	1,300	1,297,969
6.00%, 10/01/38	2,800	2,835,000
6.50%, 10/01/38	3,400	3,472,250
Government National Mortgage Assoc. II ARM,
3.75%, 5/20/34(h)	124	123,425

Total Mortgage Pass-Throughs — 20.9%		121,645,676

Collateralized Mortgage Obligations
Banc of America Alternative Loan Trust, Series 04-6, Class 4A1,
5.00%, 7/25/19	159	146,280
Bear Stearns Adjustable Rate Mortgage Trust, Series 05-4, Class 3A1,
5.37%, 8/25/35(h)	4,122	3,691,106
Bear Stearns Mortgage Trust, Series 06-2, Class 2A1,
5.65%, 7/25/36(h)	1,737	1,234,865
CitiMortgage Alternative Loan Trust, Series 07-A8, Class A1,
6.00%, 10/25/37	1,216	899,903
Countrywide Alternative Loan Trust, Series 05-21CB, Class A17,
6.00%, 6/25/35	1,270	967,903
Countrywide Alternative Loan Trust, Series 06-OA10, Class 1A1,
4.04%, 8/25/46(h)	204	125,728
Countrywide Home Loans, Series 03-27, Class M,
4.68%, 6/25/33(h)	499	338,299
Countrywide Home Loans, Series 03-56, Class 4A1,
4.93%, 12/25/33(h)	1,266	1,178,675

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	13

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)	Value
Collateralized Mortgage Obligations
Countrywide Home Loans, Series 03-58, Class B1,
4.64%, 2/19/34(h)	$141	$76,178
Countrywide Home Loans, Series 06-OA5, Class 2A1,
3.41%, 4/25/46(h)	240	144,593
Countrywide Home Loans, Series 06-OA5, Class 3A1,
3.41%, 4/25/46(h)	455	277,613
Countrywide Home Loans, Series 07-J3, Class A10,
6.00%, 7/25/37(h)	944	635,695
Credit Suisse Mortgage Capital Backed Trust, Series 06-8, Class 3A1,
6.00%, 10/25/21	296	212,415
Fannie Mae Grantor Trust, Series 03-T1, Class R (IO),
0.66%, 11/25/12(h)	6,412	121,229
Federal Home Loan Mortgage Corp., Series 235 (IO),
5.50%, 2/01/36	1,171	255,130
Federal Home Loan Mortgage Corp., Series 2684, Class SP (IO),
5.01%, 1/15/33(h)	215	31,262
Federal Home Loan Mortgage Corp., Series 2707, Class PW,
4.00%, 7/15/14	36	36,396
Federal Home Loan Mortgage Corp., Series 2864, Class NA,
5.50%, 1/15/31(h)	110	112,807
Federal Home Loan Mortgage Corp., Series 3208, Class PS (IO),
4.61%, 8/15/36(h)	1,039	107,799
Federal Home Loan Mortgage Corp., Series 3316, Class SB (IO),
4.71%, 8/15/35(h)	188	19,142
Federal National Mortgage Assoc., Series 04-88, Class HA,
6.50%, 7/25/34	42	43,388
Federal National Mortgage Assoc., Series 07-108, Class AN,
8.92%, 11/25/37(h)	833	915,877
Federal National Mortgage Assoc., Series 378, Class 5 (IO),
5.00%, 7/01/36	1,908	374,634
First Horizon Asset Securities, Inc., Series 05-AR3, Class 3A1,
5.50%, 8/25/35(h)	216	195,826
Harborview Mortgage Loan Trust, Series 05-10, Class 2A1A,
3.34%, 11/19/35(h)	679	427,637
Harborview Mortgage Loan Trust, Series 06-9, Class 2A1A,
3.24%, 11/19/36(h)	389	237,409
Homebanc Mortgage Trust, Series 06-2, Class A1,
3.39%, 12/25/36(h)	586	400,170
JPMorgan Mortgage Trust, Series 06-S2, Class 2A2,
5.88%, 7/25/36	148	139,140
JPMorgan Mortgage Trust, Series 07-S1, Class 1A2,
5.50%, 3/25/22	153	142,205
Master Alternative Loans Trust, Series 04-4, Class 1A1,
5.50%, 5/25/34	110	96,112
Residential Accredit Loans, Inc., Series 06-QO2, Class A1,
3.43%, 2/25/46(h)	354	219,428
Residential Accredit Loans, Inc., Series 07-QO3, Class A1,
3.37%, 3/25/47(h)	278	164,090
Residential Funding Mortgage Securities I, Series 04-S9, Class 2A1,
4.75%, 12/25/19	1,646	1,551,449
Salomon Brothers Mortgage Securities VI, Series 87-1 (IO),
11.00%, 2/17/17	27	4,951
Salomon Brothers Mortgage Securities VI, Series 87-1 (PO),
11.50%, 2/17/17(n)	30	25,549
Salomon Brothers Mortgage Securities VI, Series 87-2 (IO),
11.00%, 3/16/17	19	28
Salomon Brothers Mortgage Securities VI, Series 87-2 (PO),
11.50%, 3/06/17(n)	19	15,353
Structured Adjustable Rate Mortgage Loan Trust, Series 07-3, Class 2A1,
5.73%, 4/25/37(h)	1,326	1,038,599
Structured Asset Securities Corp., Series 01-21A, Class B2,
5.37%, 1/25/32(h)	5	1,932
Structured Asset Securities Corp., Series 03-2A, Class B2II,
5.19%, 2/25/33(h)	58	43,235
Washington Mutual Mortgage Loan Trust, Series 03-AR3, Class B2,
5.55%, 4/25/33(h)	46	44,820
Washington Mutual Mortgage Loan Trust, Series 03-AR5, Class B2,
4.56%, 6/25/33(h)	170	116,969
Washington Mutual Mortgage Loan Trust, Series 03-AR8, Class B1,
4.28%, 8/25/33(d)(h)	206	89,693
Washington Mutual Mortgage Loan Trust, Series 04-AR1, Class B1,
4.49%, 3/25/34(h)	881	528,636
Washington Mutual Mortgage Loan Trust, Series 04-AR3, Class B1,
4.17%, 6/25/34(h)	223	166,258
Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR18 Class 1A1,
5.34%, 1/25/37(h)	883	699,441
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 1A1,
5.66%, 3/25/37(h)	3,450	2,638,069
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 4A1,
5.35%, 3/25/37(h)	1,599	1,343,366
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA4, Class 1A,
3.63%, 5/25/47(h)	271	162,868
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA5, Class 1A,
3.61%, 6/25/47(h)	451	278,809
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OC1, Class A1,
3.45%, 5/25/37(h)	1,499	849,747
Wells Fargo Mortgage Backed Securities Trust, Series 04-K, Class 1A2,
4.47%, 7/25/34(h)	365	330,383
See Notes to Financial Statements.

14	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)	Value
Collateralized Mortgage Obligations
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR10, Class 2A2,
4.17%, 6/25/35(h)	$2,129	$1,864,619
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR15, Class 2A1,
5.11%, 9/25/35(h)	1,891	1,630,099
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR12, Class 2A1,
6.10%, 9/25/36(h)	378	325,361
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR17, Class A1,
5.33%, 10/25/36(h)	655	522,538
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR2, Class 2A5,
5.11%, 3/25/36(h)	2,051	1,822,050

Total Collateralized Mortgage Obligations — 5.2%		30,063,756

Commercial Mortgage Backed Securities
Banc of America Commercial Mortgage, Inc., Series 07-2, Class A4,
5.87%, 4/10/49(h)	1,000	856,763
Bank of America-First Union Commercial Mortgage, Series 01-3, Class A2,
5.46%, 4/11/37	1,375	1,345,555
Bear Stearns Commercial Mortgage Securities, Inc., Series 99-WF2, Class A2,
7.08%, 7/15/31	163	163,525
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2,
7.32%, 10/15/32(h)	475	482,431
Bear Stearns Commercial Mortgage Securities, Inc., Series 02-TOP6, Class A1,
5.92%, 10/15/36	419	417,409
Bear Stearns Commercial Mortgage Securities, Inc., Series 03-T12, Class A4,
4.68%, 8/13/39(h)	1,025	949,565
CDC Commercial Mortgage Trust, Series 02-FX1, Class A1,
5.25%, 5/15/19	708	702,087
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 07-C6, Class AM,
5.89%, 6/10/17(h)	475	368,368
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 07-CD4, Class A4,
5.32%, 12/11/49	292	244,099
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 07-CD5, Class A4,
5.89%, 11/15/44(h)	475	407,152
Commercial Mortgage Acceptance Corp., Series 98-C2, Class E,
7.50%, 6/15/10(h)	930	936,053
Commercial Mortgage Pass-Through Certificates, Series 04-LB3A, Class A3,
5.09%, 7/10/37(h)	515	501,281
Commercial Mortgage Pass-Through Certificates, Series 07-C9, Class A4,
6.01%, 12/10/49(h)	300	258,124
Credit Suisse First Boston Mortgage Securities Corp., Series 01-CP4, Class D,
6.61%, 12/15/35	1,450	1,454,556
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKN2, Class A3,
6.13%, 4/15/37	1,000	989,261
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2,
5.18%, 11/15/36	1,090	1,040,926
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2,
4.94%, 12/15/35	1,010	952,747
Credit Suisse First Boston Mortgage Securities Corp., Series 03-C3, Class A5,
3.94%, 5/15/38	1,020	914,090
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 99-CG1, Class A1B,
6.46%, 3/10/32	62	62,143
First Union National Bank Commercial Mortgage Trust, Series 01-C2, Class A2,
6.66%, 1/12/43	961	968,463
First Union National Bank Commercial Mortgage Trust, Series 01-C4, Class A2,
6.22%, 12/12/33	1,140	1,133,640
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2,
7.18%, 8/15/36(h)	117	117,801
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C3, Class A2,
6.96%, 11/15/10	1,283	1,298,899
Impac Commercial Mortgage Backed Trust, Series 04-5, Class 1A1,
3.57%, 10/25/34(h)	89	66,005
Impac Commercial Mortgage Backed Trust, Series 04-7, Class 1A1,
3.95%, 11/25/34(h)	214	171,198
Impac Commercial Mortgage Backed Trust, Series 04-7, Class M4,
5.01%, 11/25/34(h)	71	14,171
JPMorgan Chase Commercial Mortgage Securities Corp., Series 06-CB17, Class A4,
5.43%, 12/12/43(h)	150	130,288
JPMorgan Commercial Mortgage Finance Corp., Series 99-PLSI, Class D,
7.26%, 2/15/32(h)	650	649,287
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class A2,
7.33%, 10/15/32	171	172,526
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class E,
7.47%, 10/15/32	125	126,444
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-C7, Class A4,
5.93%, 12/15/25	782	780,884
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-WM, Class A1,
6.16%, 7/14/16(e)	438	438,696
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C2, Class A1,
2.95%, 3/15/29	200	197,933
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C6, Class A1,
3.88%, 8/15/29	123	121,062
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C1, Class A4,
5.16%, 2/15/31	1,085	950,804
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C6, Class A4,
5.37%, 9/15/39	470	411,400
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C7, Class A3,
5.87%, 9/15/45(h)	1,050	899,769

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	15

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)	Value
Commercial Mortgage Backed Securities
Morgan Stanley Capital I, Inc., Series 01-TOP1, Class A4,
6.66%, 2/15/33	$856	$861,959
Morgan Stanley Capital I, Inc., Series 02-TOP7, Class A1,
5.38%, 1/15/39	188	186,923
Morgan Stanley Capital I, Inc., Series 03-IQ4, Class A2,
4.07%, 5/15/40	1,025	927,352
Morgan Stanley Capital I, Inc., Series 05-HQ6, Class A4A,
4.99%, 8/13/42	2,405	2,165,279
Nationslink Funding Corp., Series 99-2, Class D,
7.42%, 6/20/31(h)	175	173,122
Salomon Brothers Mortgage Securities VII, Series 00-C3, Class A2,
6.59%, 12/18/33	1,308	1,314,390
Structured Asset Securities Corp. Commercial Trust, Series 96-CFL, Class X1 (IO),
2.16%, 2/25/28(o)	542	27
TIAA Retail Commercial LLC, Series 01-C1A, Class A4,
6.68%, 6/19/31(h)	949	950,559
Wachovia Bank Commercial Mortgage Trust, Series 05-C21, Class A3,
5.21%, 10/15/44(h)	490	478,801
Wachovia Bank Commercial Mortgage Trust, Series 06-C25, Class A5,
5.93%, 5/15/43(h)	1,050	939,385
Wachovia Bank Commercial Mortgage Trust, Series 07-C33, Class A4,
6.10%, 7/15/17(h)	1,405	1,208,835
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO),
1.92%, 5/25/36(e)(h)	6,196	214,881

Total Commercial Mortgage Backed Securities — 5.4%		31,116,918

Asset Backed Securities
American Express Issuance Trust, Series 08-2, Class A,
4.02%, 1/15/11	1,420	1,413,129
Amortizing Residential Collateral Trust, Series 02-BC5, Class M2,
5.01%, 7/25/32(d)(h)	22	4,365
Bank of America Credit Card Trust, Series 08-A9, Class A9,
4.07%, 7/15/12	1,365	1,354,882
Carrington Mortgage Loan Trust, Series 06-NC4, Class A1,
3.26%, 10/25/36(h)	334	325,736
Centex Home Equity Loan Trust, Series 02-A, Class MF2,
6.54%, 1/25/32(h)	202	87,623
Centex Home Equity Loan Trust, Series 03-B, Class M3,
6.31%, 6/25/33(h)	144	71,324
Chase Issuance Trust, Series 06-A3, Class A3,
2.46%, 7/15/11(h)	1,075	1,067,687
Chase Issuance Trust, Series 07-A17, Class A,
5.12%, 10/15/14	1,200	1,170,527
Chase Issuance Trust, Series 08-A9, Class A9,
4.26%, 5/15/13	1,360	1,325,143
Citibank OMNI Master Trust, Series 07-A9A, Class A9,
4.29%, 12/23/13(e)(h)	1,435	1,426,531
Countrywide Asset-Backed Certificates, Series 02-2, Class M2,
4.93%, 12/25/31(h)	3	553
Countrywide Asset-Backed Certificates, Series 03-2, Class M2,
4.95%, 3/26/33(h)	123	11,388
Countrywide Asset-Backed Certificates, Series 03-3, Class M6,
5.37%, 7/25/32(h)	3	431
Countrywide Asset-Backed Certificates, Series 03-BCI, Class M2,
5.21%, 9/25/32(h)	35	6,731
Countrywide Asset-Backed Certificates, Series 06-18, Class 2A1,
3.26%, 7/25/36(h)	557	541,111
Credit-Based Asset Servicing and Securitization, Series 04-CB4, Class M1,
5.77%, 5/25/35(p)	254	223,303
General Electric Business Loan Trust, Series 03-1, Class A,
2.92%, 4/15/31(e)(h)	139	113,470
General Electric Business Loan Trust, Series 03-1, Class B,
3.79%, 4/15/31(e)(h)	92	60,031
General Electric Business Loan Trust, Series 03-2A, Class B,
3.49%, 11/15/31(e)(h)	629	395,887
General Electric Business Loan Trust, Series 04-1, Class B,
3.19%, 5/15/32(e)(h)	162	105,474
Green Tree Manufactured Housing Contract, Series 96-6, Class A6,
7.95%, 9/15/27	364	367,639
Green Tree Manufactured Housing Contract, Series 96-7, Class A6,
7.65%, 10/15/27(h)	170	175,597
Harley-Davidson Motorcycle Trust, Series 05-2, Class A2,
4.07%, 2/15/12	707	703,712
Home Equity Asset Trust, Series 07-2, Class 2A1,
3.32%, 7/25/37(h)	411	374,214
Lehman XS Trust, Series 05-5N, Class 3A2,
3.57%, 11/25/35(h)	606	264,901
Long Beach Mortgage Loan Trust, Series 03-4, Class M5A,
7.21%, 8/25/33(h)	56	5,571
Long Beach Mortgage Loan Trust, Series 04-1, Class M5,
4.31%, 2/25/34(h)	309	240,842
Massachusetts RRB Special Purpose Trust, Series 01-1, Class A,
6.53%, 6/01/15	741	768,276
MBNA Credit Card Master Note Trust, Series 06-A4, Class A4,
2.46%, 9/15/11(h)	1,650	1,640,881
Option One Mortgage Loan Trust, Series 02-6, Class M1,
4.33%, 11/25/32(h)	24	11,602
Option One Mortgage Loan Trust, Series 02-6, Class M2,
5.76%, 11/25/32(h)	66	13,779

See Notes to Financial Statements.

16	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset Backed Securities
Option One Mortgage Loan Trust, Series 03-4, Class A2,
3.53%, 7/25/33(h)	$87	$70,332
Option One Mortgage Loan Trust, Series 03-4, Class M5A,
6.96%, 7/25/33(h)	50	7,005
Option One Mortgage Loan Trust, Series 03-5, Class M4,
6.11%, 8/25/33(h)	34	4,029
Residential Asset Mortgage Products, Inc., Series 03-RZ2, Class M3,
5.50%, 4/25/33(p)	99	29,797
Residential Asset Securities Corp., Series 02-KS4, Class AIIB,
3.71%, 7/25/32(h)	43	39,559
Small Business Administration Participation Certificates, Series 97-20F, Class 1,
7.20%, 6/01/17	337	348,231
Structured Asset Investment Loan Trust, Series 03-BC2, Class M2,
6.13%, 4/25/33(h)	47	7,651
Structured Asset Investment Loan Trust, Series 03-BC3, Class M2,
6.13%, 4/25/33(h)	11	2,262
Structured Asset Receivables Trust, Series 03-2A,
3.25%, 1/21/09(d)(e)(h)	150	147,729
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
3.90%, 10/25/16(h)	1,720	1,697,659
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
4.10%, 1/25/18(h)	440	439,187
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A4,
4.50%, 7/25/23(h)	1,170	1,160,191
USAA Auto Owner Trust, Series 06-2, Class A3,
5.32%, 9/15/10	433	433,857

Total Asset Backed Securities — 3.2%		18,659,829

Collateralized Debt Obligation — 0.0%
Knollwood Ltd., Series 04-1A, Class C,
5.99%, 1/10/39(e)(h)	107	100

Corporate Bonds
Banks — 0.9%
Banco Central de la Republica Dominicana (Dominican Republic), Unsecured Notes
9.04%, 1/23/18(g)	33	31,806
Bank of America Corp., Senior Unsecured Notes
6.00%, 9/01/17	315	271,721
5.75%, 12/01/17	1,090	924,307
Bank of America Corp., Subordinated Notes
7.40%, 1/15/11	325	318,372
Banque Centrale de Tunisie (Tunisia), Senior Unsecured Notes
7.38%, 4/25/12(g)	425	442,531
Citigroup, Inc., Senior Unsecured Notes
5.30%, 10/17/12	725	645,413
Citigroup, Inc., Subordinated Notes
5.00%, 9/15/14	500	383,356
JPMorgan Chase Bank N.A., Subordinated Notes
6.00%, 7/05/17	425	388,117
UBS AG, Senior Notes
5.88%, 12/20/17	935	830,208
UBS AG, Senior Unsecured Notes
5.75%, 4/25/18	600	521,850
VTB Capital SA (Luxembourg), Unsecured Notes
7.50%, 10/12/11(g)	110	90,290
Wachovia Bank N.A., Subordinated Notes
6.60%, 1/15/38	900	533,202

		5,381,173

Broadcasting — 0.1%
Cablevision Systems Corp., Senior Unsecured Notes
7.13%, 4/01/09(h)	325	320,937
Charter Communications Holdings II LLC, Unsecured Notes
10.25%, 9/15/10	255	229,500
EchoStar DBS Corp., Senior Unsecured Notes
7.00%, 10/01/13	4	3,450
7.13%, 2/01/16	25	20,062
News America Holdings, Inc., Senior Debentures
7.75%, 1/20/24	25	24,887
News America, Inc., Senior Debentures
7.28%, 6/30/28	35	33,000
News America, Inc., Senior Unsecured Notes
6.20%, 12/15/34	100	79,729

		711,565

Chemicals — 0.0%
Huntsman International LLC, Senior Subordinated Notes
7.88%, 11/15/14	45	38,700

Computer & Office Equipment — 0.1%
International Business Machines Corp., Unsecured Notes
5.70%, 9/14/17	360	348,724

Computer Software & Services — 0.1%
Oracle Corp., Senior Unsecured Notes
4.95%, 4/15/13	570	568,160

Electronics — 0.0%
L-3 Communications Corp., Senior Subordinated Notes
6.38%, 10/15/15	35	32,200

Energy & Utilities — 0.4%
AES Eastern Energy LP, Pass-Through Certificates, Series 99-A
9.00%, 1/02/17	205	216,942
Florida Power & Light Co., First Mortgage Bonds
5.63%, 4/01/34	150	133,794
5.95%, 2/01/38	225	208,910
Florida Power Corp., First Mortgage Bonds
6.40%, 6/15/38	150	142,040
Forest Oil Corp., Senior Unsecured Notes
7.25%, 6/15/19	130	111,150
MidAmerican Energy Holdings Co., Bonds
6.50%, 9/15/37	250	219,340
NRG Energy, Inc., Senior Unsecured Notes
7.38%, 2/01/16	190	171,000
OPTi, Inc. (Canada), Notes
8.25%, 12/15/14(g)	175	156,625

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	17

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Energy & Utilities (concluded)
PacifiCorp, First Mortgage Bonds
6.25%, 10/15/37	$200	$181,518
Tesoro Corp., Senior Unsecured Notes
6.50%, 6/01/17	250	200,000
Texas Competitive Electric Holding LLC, Senior Notes
10.25%, 11/01/15(e)	90	81,225
Texas Competitive Electric Holding LLC, Toggle Notes
10.50%, 11/01/16(e)(q)	110	95,150
XTO Energy, Inc., Senior Unsecured Notes
6.75%, 8/01/37	250	221,829

		2,139,523

Entertainment & Leisure — 0.6%
Comcast Cable Holdings LLC, Senior Debentures
7.88%, 8/01/13-2/15/26	7	6,893
Comcast Cable Holdings LLC, Senior Notes
7.13%, 2/15/28	35	31,374
Comcast Corp., Senior Unsecured Notes
7.05%, 3/15/33	115	103,140
Comcast Corp., Unsecured Notes
6.50%, 1/15/17	850	798,876
6.95%, 8/15/37	360	307,063
CSC Holdings, Inc., Senior Unsecured Notes
8.13%, 7/15/09	640	633,600
Easton-Bell Sports, Inc., Senior Subordinated Notes
8.38%, 10/01/12	65	54,275
Harrah’s Operating Co., Inc., Toggle Notes
10.75%, 2/01/18(e)(q)	360	154,800
Seneca Gaming Corp., Senior Unsecured Notes
7.25%, 5/01/12	125	108,750
Time Warner Cable, Inc., Senior Unsecured Notes
6.20%, 7/01/13	1,025	994,402
Time Warner Cos., Inc., Senior Debentures
7.57%, 2/01/24	30	27,042
Time Warner, Inc., Senior Debentures
7.63%, 4/15/31(m)	200	173,672

		3,393,887

Finance — 1.7%
Arch Western Finance LLC, Senior Notes
6.75%, 7/01/13(h)	400	376,000
The Bear Stearns Cos., Inc., Senior Unsecured Notes
6.95%, 8/10/12	655	661,631
Berkshire Hathaway Finance Corp., Senior Unsecured Notes
4.75%, 5/15/12	355	358,325
DJO Finance LLC, Senior Unsecured Notes
10.88%, 11/15/14	280	268,100
Ford Motor Credit Co., Senior Unsecured Notes
8.63%, 11/01/10	250	177,280
Ford Motor Credit Co., Unsecured Notes
5.80%, 1/12/09	235	223,127
9.75%, 9/15/10	135	96,806
7.80%, 6/01/12	225	139,708
General Electric Capital Corp., Senior Unsecured Notes
5.00%, 12/01/10	300	289,810
6.75%, 3/15/32(m)	50	41,734
General Electric Capital Corp., Unsecured Notes
5.00%, 11/15/11	3,445	3,333,768
6.15%, 8/07/37	505	386,648
Goldman Sachs Group, Inc., Unsecured Notes
5.25%, 10/15/13	785	660,300
JPMorgan Chase & Co., Unsecured Notes
5.60%, 6/01/11	550	542,847
Lehman Brothers Holdings, Inc., Senior Notes
5.63%, 1/24/13(i)	320	40,000
Lehman Brothers Holdings, Inc., Senior Unsecured Notes
7.00%, 9/27/27(i)	475	59,375
Lehman Brothers Holdings, Inc., Subordinated Notes
6.75%, 12/28/17(i)	190	238
Lehman Brothers Holdings, Inc., Unsecured Notes
5.25%, 2/06/12(i)	440	55,000
Leucadia National Corp., Senior Unsecured Notes
7.13%, 3/15/17	200	182,000
Morgan Stanley, Senior Notes
3.04%, 1/09/12(h)	925	611,764
5.55%, 4/27/17	115	71,292
6.25%, 8/28/17	1,025	635,542
NSG Holdings LLC, Notes
7.75%, 12/15/25(e)	140	133,000
SLM Corp., Senior Unsecured Notes
2.94%, 7/27/09(h)	525	462,111
TL Acquisitions, Inc., Senior Unsecured Notes
10.50%, 1/15/15(e)	290	229,100
Wind Acquisition Finance SA (Luxembourg), Senior Unsecured Notes
10.75%, 12/01/15(e)(g)	115	112,700

		10,148,206

Food & Agriculture — 0.2%
Kraft Foods, Inc., Senior Unsecured Notes
6.50%, 8/11/17	535	514,779
6.13%, 2/01/18	475	444,969

		959,748

Insurance — 0.1%
Metropolitan Life Global Funding I, Senior Unsecured Notes
5.13%, 4/10/13(e)	850	825,755

Leasing — 0.0%
Rent-A-Center, Inc., Senior Subordinated Notes
7.50%, 5/01/10	180	175,950

Manufacturing — 0.2%
Aleris International, Inc., Senior Unsecured Notes
9.00%, 12/15/14(q)	230	142,600
Ford Capital BV (Netherlands), Debentures
9.50%, 6/01/10(g)	390	274,950
Georgia-Pacific LLC, Senior Unsecured Notes
7.13%, 1/15/17(e)	125	111,562
Jarden Corp., Senior Subordinated Notes
7.50%, 5/01/17	75	62,438
Rexnord LLC, Senior Notes
8.88%, 9/01/16	30	27,300
Rock-Tenn Co., Senior Unsecured Notes
8.20%, 8/15/11	250	256,250

		875,100

See Notes to Financial Statements.

18	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Medical & Medical Services — 0.0%
Health Management Associates, Inc., Senior Unsecured Notes
6.13%, 4/15/16	$230	$184,000

Metal & Mining — 0.1%
Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes
5.88%, 4/01/15(h)	130	124,526
8.25%, 4/01/15	145	142,462
8.38%, 4/01/17	445	438,325
Ispat Inland ULC (Canada), Notes
9.75%, 4/01/14(g)	10	10,571

		715,884

Motor Vehicles — 0.0%
Lear Corp., Senior Unsecured Notes
8.75%, 12/01/16	90	62,550

Oil & Gas — 0.5%
Chesapeake Energy Corp., Senior Unsecured Notes
7.25%, 12/15/18	400	368,000
ConocoPhillips Funding Co. (Australia), Unsecured Notes
2.89%, 4/09/09(g)(h)	1,129	1,117,954
Dominion Resources, Inc., Senior Debentures
5.00%, 3/01/14	20	18,713
EXCO Resources, Inc., Notes
7.25%, 1/15/11	65	61,425
Gazprom Capital (Luxembourg), Unsecured Notes
9.63%, 3/01/13(e)(g)	200	200,582
Gazprom, Unsecured Notes
9.63%, 3/01/13	680	663,000
Newfield Exploration Co., Senior Subordinated Notes
6.63%, 9/01/14-4/15/16	250	223,800
Transocean, Inc., Senior Unsecured Notes
6.00%, 3/15/18	75	69,997
6.80%, 3/15/38	105	96,338

		2,819,809

Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (Canada), Toggle Notes
11.00%, 7/29/15(e)	143	107,421
NewPage Corp., Notes
10.00%, 5/01/12	140	125,300
Norske Skog Canada Ltd. (Canada), Senior Unsecured Notes
8.63%, 6/15/11(g)	50	39,500

		272,221

Pharmaceuticals — 0.1%
Bristol-Myers Squibb Co., Senior Debentures
6.88%, 8/01/47	25	22,947
GlaxoSmithKline Capital, Inc., Senior Unsecured Notes
4.85%, 5/15/13	400	392,690
Merck & Co., Inc., Senior Unsecured Notes
4.38%, 2/15/13	410	404,417

		820,054

Real Estate — 0.1%
Icahn Enterprises LP, Senior Unsecured Notes
7.13%, 2/15/13	420	321,300
The Rouse Co., Unsecured Notes (REIT)
3.63%, 3/15/09	90	80,100

		401,400

Restaurants — 0.0%
Landry’s Restaurants, Inc., Senior Notes
9.50%, 12/15/14	90	81,450
Retail Merchandising — 0.2%
Michaels Stores, Inc., Senior Unsecured Notes
10.00%, 11/01/14	110	69,300
Rite Aid Corp., Notes
7.50%, 3/01/17	135	102,600
Wal-Mart Stores, Inc.
5.80%, 2/15/18	1,250	1,221,139

		1,393,039

Telecommunications — 0.8%
America Movil SAB de CV (Mexico)
6.38%, 3/01/35(g)	75	66,381
American Tower Corp.
7.50%, 5/01/12	800	788,000
AT&T, Inc., Unsecured Notes
5.50%, 2/01/18	250	222,630
6.50%, 9/01/37	800	680,544
Cincinnati Bell, Inc., Senior Unsecured Notes
7.25%, 7/15/13	520	468,000
DIRECTV Holdings LLC, Senior Unsecured Notes
7.63%, 5/15/16(e)	180	162,900
Frontier Communications Co., Senior Unsecured Notes
7.88%, 1/15/27	25	18,750
Qwest Communications International, Inc., Senior Unsecured Notes
7.50%, 2/15/14	310	268,150
Qwest Corp., Unsecured Notes
6.07%, 6/15/13(h)	75	63,750
Rogers Wireless Communications, Inc. (Canada), Notes
7.50%, 3/15/15(g)	500	508,245
Shaw Communications, Inc. (Canada), Unsecured Notes
7.20%, 12/15/11(g)	175	172,375
Telecom Italia Capital SA (Italy), Senior Unsecured Notes
4.95%, 9/30/14(g)	475	400,553
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes
6.42%, 6/20/16(g)	150	140,836
7.05%, 6/20/36(g)	150	135,668
Verizon Maryland, Inc., Debentures
5.13%, 6/15/33	10	6,766
Vodafone Group Plc (United Kingdom), Senior Unsecured Notes
7.75%, 2/15/10(g)	125	128,835
Windstream Corp., Senior Unsecured Notes
8.63%, 8/01/16	105	96,862

		4,329,245

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	19

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Tires & Rubber — 0.0%
Goodyear Tire & Rubber Co., Unsecured Notes
8.63%, 12/01/11		$125	$123,750

Total Corporate Bonds — 6.3%			36,802,093

Foreign Bonds
Germany — 0.2%
Bundesrepublic Deutschland
4.00%, 1/04/37	EUR	425	541,426
4.25%, 7/04/39	EUR	250	331,818

			873,244

Mexico — 0.7%
Mexican Bonos
7.25%, 12/15/16	MXP	30,000	2,554,931
10.00%, 12/05/24	MXP	16,930	1,757,057

			4,311,988

Total Foreign Bonds — 0.9%			5,185,232

Sovereign Bonds(g)
Government — 0.7%
Israel Government AID Bond
5.50%, 4/26/24-9/18/33		$185	201,233
Republic of Argentina
8.28%, 12/31/33		36	20,763
1.33%, 12/31/38(p)		90	22,185
Republic of Brazil
8.00%, 1/15/18		340	364,650
8.25%, 1/20/34		230	260,475
11.00%, 8/17/40		705	884,775
Republic of El Salvador
7.65%, 6/15/35(e)		55	53,900
Republic of Indonesia
6.63%, 2/17/37(e)		100	79,625
Republic of Panama
7.13%, 1/29/26		170	174,250
8.88%, 9/30/27		95	114,950
Republic of Peru
6.55%, 3/14/37		115	105,800
Republic of Philippines
9.00%, 2/15/13		370	407,000
Republic of Turkey
6.75%, 4/03/18		530	495,550
Republic of Uruguay
7.63%, 3/21/36		165	156,750
Republic of Venezuela
8.50%, 10/08/14		200	157,500
9.25%, 9/15/27		280	208,880
Russian Federation
7.50%, 3/31/30(p)		197	201,679
Ukraine Government
6.58%, 11/21/16(e)		100	77,400
United Mexican States
8.30%, 8/15/31		194	229,405
6.05%, 1/11/40		125	112,000

			4,328,770

Total Sovereign Bonds — 0.7%			4,328,770

Taxable Municipal Bonds
Atlantic Marine Corp. Communities, Notes (Delaware),
5.34%, 12/01/49(e)		600	453,936
Ohana Hawaii Military Communities LLC, Military Housing Revenue Bonds (Navy Housing Privatization Project), Series 04-A, Class 1,
6.19%, 4/01/49(e)		25	21,431

Total Taxable Municipal Bonds — 0.1%			475,367

	Shares
Exchange-Traded Funds
iShares MSCI Brazil Index Fund		23,000	1,301,110
iShares MSCI Mexico Investable Market Index Fund		25,000	1,166,750
iShares Russell 2000 Value Index Fund		1,463	98,372
iShares Russell Midcap Growth Index Fund		9,500	412,585
iShares Silver Trust(a)		75,000	888,750
Market Vectors Russia		50,000	1,446,000
SPDR Gold Trust(a)		42,000	3,572,940

Total Exchange-Traded Funds — 1.5%			8,886,507

Total Long-Term Investments (Cost — $584,941,176) — 96.6%			562,289,171

	Beneficial Interest Par/Shares (000)
Short-Term Securities
3M Co.,
1.95%, 10/30/08(r)		$5,000	4,992,146
Alpine Securitization Corp.,
2.48%, 10/09/08(r)		5,000	4,997,244
3.75%, 10/30/08(r)		5,000	4,984,896
Atlantic Asset Securitization Corp.,
4.00%, 10/14/08(r)		5,000	4,992,778
BlackRock Liquidity Series, LLC Money Market Series,
2.66%,(s)(t)(u)		1,470	1,469,900
Chariot Funding LLC,
3.50%, 10/03/08(r)		5,000	4,999,028
Enterprise Funding LLC,
4.10%, 10/03/08(r)		5,460	5,458,756
Federal Home Loan Bank,
0.10%, 10/01/08(r)		6,100	6,100,000
2.19%, 10/17/08(r)		3,400	3,396,691
2.25%, 10/17/08(r)		300	299,700
Federal Home Loan Mortgage Corp.,
2.20%, 10/14/08(r)		1,000	999,206
2.33%, 11/17/08(r)		300	299,087
Federal National Mortgage Assoc.,
2.25%, 11/10/08(r)		1,200	1,197,000
Galleon Capital LLC,
2.75%, 10/10/08(r)		5,000	4,996,563
Old Line Funding LLC,
2.70%, 11/03/08(r)		5,000	4,986,156
Prudential Funding LLC,
2.50%, 10/14/08(r)		900	899,188
TCW Money Market Fund, 2.41%(u)		18,260	18,259,996
Toyota Motor Credit Corp.,
2.45%, 10/08/08(r)		5,000	4,997,651

See Notes to Financial Statements.

20	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Par (000)		Value
Short-Term Securities
U.S. Treasury Bills,
0.69%, 10/16/08(r)	$16,600		$16,595,228
0.20%, 10/23/08(r)	7,000		6,999,144
United Parcel Service, Inc.,
1.79%, 10/24/08(r)	5,000		4,994,282
Wal-Mart Stores, Inc.,
2.05%, 11/10/08(r)	5,000		4,985,275

Total Short-Term Securities (Cost — $111,904,686) — 19.2%			111,899,915

	Contracts
Options Purchased
Call Swaptions Purchased
Receive a fixed rate of 4.120% and pay a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Deutsche Bank AG	460	(v)	100,800
Receive a fixed rate of 5.210% and pay a floating rate based on 3-month USD LIBOR, expiring March 2011, Broker Goldman Sachs Capital Markets, L.P.	300	(v)	191,652
Receive a fixed rate of 5.360% and pay a floating rate based on 3-month USD LIBOR, expiring June 2013, Broker UBS AG	300	(v)	128,445
Receive a fixed rate of 5.470% and pay a floating rate based on 3-month USD LIBOR, expiring May 2012, Broker Bank of America NA	560	(v)	422,263

			843,160

Put Swaptions Purchased
Pay a fixed rate of 4.120% and receive a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Deutsche Bank AG	460	(v)	300,494
Pay a fixed rate of 5.210% and receive a floating rate based on 3-month USD LIBOR, expiring March 2011, Broker Goldman Sachs Capital Markets, L.P.	300	(v)	126,903
Pay a fixed rate of 5.360% and receive a floating rate based on 3-month USD LIBOR, expiring June 2013, Broker UBS AG	300	(v)	86,028
Pay a fixed rate of 5.470% and receive a floating rate based on 3-month USD LIBOR, expiring May 2012, Broker Bank of America NA	560	(v)	235,703
Pay a fixed rate of 6.500% and receive a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Bank of America NA	540	(v)	32,775
Pay a fixed rate of 6.500% and receive a floating rate based on 3-month USD LIBOR, expiring September 2009, Broker Deutsche Bank AG	180	(v)	11,006

			792,909

Total Options Purchased (Cost — $1,376,250) — 0.3%			1,636,069

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $698,222,112*) — 116.1%			$675,825,155

	Par (000)
TBA Sale Commitments
Federal Home Loan Mortgage Corp. 15 Year Gold TBA,
5.50%, 10/01/22	$(2,000)		$(2,011,880)
Federal National Mortgage Assoc. 15 Year TBA,
5.50%, 10/01/23	(3,000)		(3,022,500)
Federal National Mortgage Assoc. 30 Year TBA,
5.00%, 10/01/38	(2,900)		(2,827,500)
5.50%, 10/01/38	(2,200)		(2,192,438)
6.00%, 10/01/38	(11,300)		(11,444,781)
6.50%, 10/01/38	(4,300)		(4,408,844)
Government National Mortgage Assoc. I 30 Year TBA,
5.50%, 10/01/38	(500)		(500,156)

Total TBA Sale Commitments (Proceeds — $26,490,406) — (4.5)%			(26,408,099)

	Contracts
Options Written
Call Swaptions Written
Pay a fixed rate of 4.200% and receive a floating rate based on 3-month USD LIBOR, expiring November 2008, Broker UBS AG	(400	)(v)	(35,722)
Pay a fixed rate of 4.580% and receive a floating rate based on 3-month USD LIBOR, expiring May 2009, Broker Bank of America NA	(150	)(v)	(49,306)
Pay a fixed rate of 4.820% and receive a floating rate based on 3-month USD LIBOR, expiring May 2010, Broker Goldman Sachs Capital Markets, L.P.	(350	)(v)	(164,147)
Pay a fixed rate of 4.870% and receive a floating rate based on 3-month USD LIBOR, expiring February 2010, Broker Deutsche Bank AG	(570	)(v)	(275,801)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month USD LIBOR, expiring May 2011, Broker Citibank NA	(500	)(v)	(291,403)
Pay a fixed rate of 5.400% and receive a floating rate based on 3-month USD LIBOR, expiring December 2010, Broker UBS AG	(260	)(v)	(185,789)
Pay a fixed rate of 5.485% and receive a floating rate based on 3-month USD LIBOR, expiring October 2009, Broker JPMorgan Chase Bank	(140	)(v)	(108,924)
Pay a fixed rate of 5.670% and receive a floating rate based on 3-month USD LIBOR, expiring January 2010, Broker Citibank NA	(50	)(v)	(43,770)

			(1,154,862)

Put Swaptions Written
Receive a fixed rate of 3.100% and pay a floating rate based on 3-month USD LIBOR, expiring October 2008, Broker Citibank NA	(880	)(v)	(65,725)
Receive a fixed rate of 3.300% and pay a floating rate based on 3-month USD LIBOR, expiring October 2008, Broker Deutsche Bank AG	(1,800	)(v)	(95,785)
Receive a fixed rate of 4.580% and pay a floating rate based on 3-month USD LIBOR, expiring May 2009, Broker, Bank of America NA	(150	)(v)	(51,114)
Receive a fixed rate of 4.700% and pay a floating rate based on 3-month USD LIBOR, expiring November 2008, Broker UBS AG	(400	)(v)	(49,494)
Receive a fixed rate of 4.820% and pay a floating rate based on 3-month USD LIBOR, expiring May 2010, Broker Goldman Sachs Capital Markets, L.P.	(350	)(v)	(162,056)
Receive a fixed rate of 4.870% and pay a floating rate based on 3-month USD LIBOR, expiring February 2010, Broker Deutsche Bank AG	(570	)(v)	(229,199)

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	21

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Contracts		Value
Options Written
Put Swaptions Written (concluded)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month USD LIBOR, expiring May 2011, Broker Citibank NA	(500	)(v)	$(246,939)
Receive a fixed rate of 5.400% and pay a floating rate based on 3-month USD LIBOR, expiring December 2010, Broker UBS AG	(260	)(v)	(89,508)
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month USD LIBOR, expiring October 2009, Broker JPMorgan Chase Bank	(140	)(v)	(25,107)
Receive a fixed rate of 5.670% and pay a floating rate based on 3-month USD LIBOR, expiring January 2010, Broker Citibank NA	(50	)(v)	(8,510)

			(1,023,437)

Total Options Written (Premiums received — $2,096,700) — (0.4)%			(2,178,299)

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 111.2%			647,238,757

Liabilities in Excess of Other Assets — (11.2)%			(65,258,141)

Net Assets — 100.0%			$581,980,616

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$704,807,900

Gross unrealized appreciation	$36,751,878
Gross unrealized depreciation	(65,734,623)

Net unrealized appreciation	$(28,982,745)

(a)	Non-income producing security.
(b)	Restricted security as to resale. As of report date the Portfolio held 0.11% of its net assets, with a current market value of $665,567 and an original cost of $587,350 in these securities.
(c)	Security, or a portion of security, is on loan.
(d)	Security is fair valued by the Board of Trustees.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f)

Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(g)	U.S. dollar denominated security issued by foreign domiciled entity.
(h)	Variable rate security. Rate shown is as of report date.
(i)	Issuer filed for bankruptcy and/or is in default of interest payments.
(j)	The rate shown is the effective yield at the time of purchase.
(k)	Par is less than $500.
(l)	Security, or a portion thereof, has been pledged as collateral for swap contracts.
(m)	All or a portion of security pledged as collateral in connection with open financial futures contracts.
(n)	Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(o)	The rate shown is the effective yield as of report date.
(p)	Represents a step bond. Rate shown reflects the effective yield at the time of purchase.
(q)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.
(r)	The rate shown is the effective yield on the discount notes at the time of purchase.
(s)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Series, LLC Money Market Series	$1,469,900	$67,652

(t)	Security purchased with the cash proceeds from securities loans. (u) Represents current yield as of report date.
(v)	One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts as of September 30, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
NOK	73,000	USD	12,661	10/1/2008	$(235)
ZAR	368,672	USD	40,468	10/1/2008	(793)
USD	194,175	CAD	206,000	10/1/2008	611
USD	283,397	CHF	318,000	10/1/2008	529
USD	967	DKK	5,000	10/1/2008	23
USD	40,468	EUR	27,498	10/1/2008	1,757
CAD	8,000	USD	7,520	10/2/2008	(3)
JPY	2,313,000	USD	21,840	10/2/2008	(92)
USD	5,527	AUD	7,000	10/2/2008	(5)
USD	60,548	EUR	43,000	10/2/2008	13
USD	156,508	GBP	88,000	10/2/2008	58
USD	229,258	JPY	24,040,000	10/2/2008	3,223
AUD	1,164,000	USD	971,824	10/3/2008	(51,971)
USD	507,218	AUD	605,000	10/3/2008	29,116
AUD	2,776,000	USD	2,505,447	10/23/2008	(313,079)
CAD	2,544,700	USD	2,501,831	10/23/2008	(106,792)
CHF	2,161,352	USD	1,446,731	10/23/2008	(89,024)
CHF	639,852	EUR	400,000	10/23/2008	6,293
DKK	3,508,000	USD	686,727	10/23/2008	(23,093)
EUR	7,764,800	USD	11,930,763	10/23/2008	(973,033)
GBP	725,000	USD	1,338,519	10/23/2008	(47,104)
HKD	6,331,000	USD	813,105	10/23/2008	2,610
JPY	215,393,000	USD	2,012,273	10/23/2008	20,834
NOK	5,673,000	USD	1,053,330	10/23/2008	(89,220)
PLN	1,302,200	USD	634,209	10/23/2008	(94,334)
SEK	6,929,000	USD	1,130,096	10/23/2008	(128,623)
SGD	485,000	USD	358,510	10/23/2008	(20,669)
ZAR	919,600	USD	119,145	10/23/2008	(8,739)
USD	1,613,108	AUD	1,825,000	10/23/2008	171,797
USD	1,578,632	CAD	1,638,000	10/23/2008	37,333

See Notes to Financial Statements.

22	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
USD	435,155	CHF	484,000	10/23/2008	$3,399
USD	138,384	CZK	2,413,000	10/23/2008	(302)
USD	85,532	DKK	403,400	10/23/2008	9,218
USD	7,526,841	EUR	5,296,241	10/23/2008	617,112
USD	5,341,440	GBP	2,783,600	10/23/2008	383,316
USD	45,833	HKD	356,000	10/23/2008	(35)
USD	3,988,103	JPY	424,995,500	10/23/2008	(23,500)
USD	4,502,531	MXP	46,007,000	10/23/2008	308,801
USD	2,384,468	NOK	12,514,600	10/23/2008	257,648
USD	117,579	PLN	286,000	10/23/2008	(993)
USD	43,837	SEK	295,000	10/23/2008	1,199

	Total				$(116,749)

•	Financial futures contracts purchased as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
20	DJIA Index	December 2008	$2,172,200	$42,600
13	Euro-Bund	December 2008	$2,105,937	18,612
16	Gilt Futures U.S. Treasury	December 2008	$3,190,158	2,085
304	Notes (5 Year) U.S. Treasury	December 2008	$34,119,250	(402,513)
91	Notes (10 Year)	December 2008	$10,430,875	(233,219)

Total				$(572,435)

•	Financial futures contracts sold as of September 30, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
147	U.S. Treasury Bonds U.S. Treasury	December 2008	$17,224,266	$186,074
73	Notes (2 Year) Euro Dollar	December 2008	$15,580,938	(17,819)
58	Futures (90 Day)	June 2009	$14,059,200	15,422

Total				$183,677

•	Swaps outstanding as of September 30, 2008 were as follows:

	Notional Amount		Unrealized Appreciation (Depreciation)
Receive a fixed rate of 5.50% and pay a floating rate based on 3-month USD LIBOR Broker, Bank of America Expires, July 2009	USD	7,500,000	$168,206
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month USD LIBOR Broker, Barclays Bank Plc Expires, December 2009	USD	2,600,000	55,200
Pay a fixed rate of 4.39% and receive a floating rate based on 3-month USD LIBOR Broker, Morgan Stanley Expires, July 2010	USD	6,300,000	(64,299)
Receive a fixed rate of 5.11% and pay a floating rate based on 3-month USD LIBOR Broker, UBS AG Expires, November 2011	USD	9,100,000	506,810
Receive a fixed rate of 3.77% and pay a floating rate based on 3-month USD LIBOR Broker, Bank of America Expires, January 2013	USD	4,100,000	(29,328)
Pay a fixed rate of 3.48% and receive a floating rate based on 3-month USD LIBOR Broker, Goldman Sachs Expires, March 2013	USD	1,400,000	29,084
Pay a fixed rate of 3.46% and receive a floating rate based on 3-month USD LIBOR Broker, Goldman Sachs Expires, March 2013	USD	1,400,000	27,788
Receive a fixed rate of 5.14% and pay a floating rate based on 6-month GBP LIBOR Broker, Deutsche Bank AG Expires, April 2013	GBP	1,100,000	(12,897)
Receive a fixed rate of 4.27% and pay a floating rate based on 3-month USD LIBOR Broker, Deutsche Bank AG Expires, July 2013	USD	4,100,000	49,149
Pay a fixed rate of 4.96% and receive a floating rate based on 3-month USD LIBOR Broker, UBS AG Expires, March 2015	USD	5,000,000	(203,721)

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008	23

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

	Notional Amount		Unrealized Appreciation (Depreciation)
Pay a fixed rate of 4.50% and receive a floating rate based on 3-month USD LIBOR Broker, JPMorgan Chase & Co. Expires, May 2015	USD	1,700,000	$(46,112)
Receive a fixed rate of 5.30% and pay a floating rate based on 3-month USD LIBOR Broker, UBS AG Expires, February 2017	USD	6,700,000	447,622
Pay a fixed rate of 5.64% and receive a floating rate based on 3-month USD LIBOR Broker, Citibank Expires, July 2017	USD	1,000,000	(82,431)
Pay a fixed rate of 5.29% and receive a floating rate based on 3-month USD LIBOR Broker, Deutsche Bank AG Expires, October 2017	USD	3,600,000	(293,400)
Pay a fixed rate of 5.01% and receive a floating rate based on 3-month USD LIBOR Broker, Deutsche Bank AG Expires, November 2017	USD	3,300,000	(195,024)
Pay a fixed rate of 5.14% and receive a floating rate based on 3-month USD LIBOR Broker, Barclays Bank Plc Expires, April 2018	USD	3,200,000	(81,418)
Receive a fixed rate of 4.47% and pay a floating rate based on 3-month USD LIBOR Broker, Morgan Stanley Expires, May 2018	USD	2,900,000	39,512
Receive a fixed rate of 4.36% and pay a floating rate based on 3-month USD LIBOR Broker, JPMorgan Chase Bank Expires, May 2018	USD	500,000	2,243
Pay a fixed rate of 4.55% and receive a floating rate based on 3-month USD LIBOR Broker, Deutsche Bank AG Expires, June 2018	USD	2,300,000	(46,228)
Pay a fixed rate of 5.46% and receive a floating rate based on 3-month USD LIBOR Broker, JPMorgan Chase Bank Expires, August 2018	USD	1,700,000	(137,638)
Pay a fixed rate of 4.21% and receive a floating rate based on 3-month USD LIBOR Broker, Deutsche Bank AG Expires, September 2018	USD	3,300,000	68,094
Receive a fixed rate of 4.21% and pay a floating rate based on 3-month USD LIBOR Broker, Deutsche Bank AG Expires, September 2018	USD	2,500,000	(51,586)
Receive a fixed rate of 4.46% and pay a floating rate based on 3-month USD LIBOR Broker, Citibank Expires, October 2018	USD	2,500,000	(6,185)
Pay a fixed rate of 4.65% and receive a floating rate based on 3-month USD LIBOR Broker, UBS AG Expires, November 2018	USD	700,000	(7,774)
Receive a fixed rate of 5.41% and pay a floating rate based on 3-month USD LIBOR Broker, JPMorgan Chase Bank Expires, August 2022	USD	1,130,000	97,267
Receive a fixed rate of 5.41% and pay a floating rate based on 3-month USD LIBOR Broker, Goldman Sachs Expires, April 2027	USD	750,000	82,340
Bought credit default protection on CMBX.NA.3.AAA and pay 0.08% Broker, Credit Suisse First Boston Expires, December 2049	USD	1,200,000	(818)

Total			$314,456

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes and/or defined by portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

24	BLACKROCK ASSET ALLOCATION PORTFOLIO	SEPTEMBER 30, 2008

Report of Independent Registered Public Accounting Firm on Detailed Schedule of Investments

To the Board of Trustees of BlackRock Funds and Shareholders of Asset Allocation Portfolio:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of the Asset Allocation Portfolio (the “Portfolio”), one of the twenty-seven portfolios constituting the BlackRock Funds (the “Fund”) as of September 30, 2008, and for the year then ended and have issued our report thereon dated November 26, 2008 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Portfolio’s schedule of investments in securities (the “Schedule”) as of September 30, 2008 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Portfolio referred to above, presents fairly, in all material respects, the information set forth therein.

Deloitte & Touche LLP

Philadelphia, Pennsylvania
November 26, 2008

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of BlackRock Funds

Date: November 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: November 24, 2008

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: November 24, 2008